Prospectus

ILA Cash Management Shares

April 29, 2004

 GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

■ Prime Obligations Portfolio

■  Money Market Portfolio

■  Treasury Obligations Portfolio

■  Treasury Instruments Portfolio

■  Government Portfolio

■  Federal Portfolio

■  Tax-Exempt Diversified Portfolio

■  Tax-Exempt California Portfolio

■ Tax-Exempt New York Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as Investment Adviser to the Institutional Liquid Assets Portfolios (the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

Investment Process

1. Managing Credit Risk

The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research—The Credit Department, a separate operating entity of Goldman, Sachs & Co., (“Goldman Sachs”), approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

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2. Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (“WAM”) target—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	Each Fund’s investors and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

Benchmarks for the Money Market Funds are the iMoneyNet, Inc. Indices. Each Fund uses the iMoneyNet Index which best corresponds to the Fund’s eligible investments.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

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GENERAL INVESTMENT MANAGEMENT APPROACH

■	The Funds: Each Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, each Fund may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

■	Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and Government Portfolios.
■	Tax-Advantaged Funds: Treasury Instruments and Federal Portfolios.
■	Tax-Exempt Funds: Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios.

■	The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
■	NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity: Not more than 90 days (as required by Rule 2a-7).
■	Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund (except the Tax-Exempt California and Tax-Exempt New York Portfolios’ objectives of providing shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively) cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Portfolio’s policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
■	Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with these

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exceptions: (a) the Tax-Exempt California and Tax-Exempt New York Portfolios may each invest up to 25% of their total assets in five or fewer issuers; and (b) each of the other Funds may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

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Fund Investment Objectives
and Strategies

INVESTMENT OBJECTIVES

Taxable and Tax-Advantaged Funds:

The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Portfolios seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

The Prime Obligations and Money Market Portfolios pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Portfolio may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

The Treasury Obligations Portfolio pursues its investment objective by investing only in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Portfolio pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements relating to such securities.

The Treasury Instruments and Federal Portfolios pursue their investment objectives by limiting their investments only to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Portfolios (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

Tax-Exempt Funds:

The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal obligations.

In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively, by investing in obligations the interest on which is exempt from these taxes. (These instruments are called “California obligations” and “New York obligations” in this Prospectus.)

The Tax-Exempt Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax (“AMT”).

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PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

    Investment Policies Matrix

	U.S. Treasury	U.S. Government	Bank	Commercial
Fund	Obligations	Securities	Obligations	Paper

Prime Obligations	■[1]	■	■ U.S. banks only[2]	■

Money Market	■[1]	■	■ Over 25% of total assets must be invested in U.S. and foreign (US$) banks[3]	■ U.S. and foreign (US$) commercial paper

Treasury Obligations	■[4]

Treasury Instruments	■[4]

Government	■[1]	■

Federal	■[1]	■

Tax-Exempt Diversified				■ Tax-exempt only

Tax-Exempt California				■ Tax-exempt only

Tax-Exempt New York				■ Tax-exempt only

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	Including foreign branches of U.S. banks.
[3]	If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits), the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
[4]	Issued by the U.S. Treasury.

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FUND INVESTMENT OBJECTIVES AND STRATEGIES

Short-Term
Obligations of		Asset-Backed and	Foreign
Corporations and	Repurchase	Receivables-Backed	Government
Other Entities	Agreements	Securities[5]	Obligations (US$)

■ U.S. entities only	■	■

■ U.S. and foreign (US$) entities	■	■	■[6]

■

■

■ (Does not intend to invest)

[5]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
[6]	The Money Market Portfolio may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

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Investment Policies Matrix continued

		Custodial	Unrated	Investment
Fund	Municipals	Receipts	Securities[9]	Companies

Prime Obligations	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Money Market	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Treasury Obligations

Treasury Instruments

Government				■
Up to 10% of total assets in other investment companies

Federal

Tax-Exempt Diversified	■	■	■	■
	At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances)[8]			Up to 10% of total assets in other investment companies

Tax-Exempt California	At least 80% of net assets in tax-exempt municipal obligations and at least 80% of net assets in California obligations (except in extraordinary circumstances)[8]	■	■	■ Up to 10% of total assets in other investment companies

Tax-Exempt New York	At least 80% of net assets in tax-exempt municipal obligations and at least 80% of net assets in New York obligations (except in extraordinary circumstances)[8]	■	■	■ Up to 10% of total assets in other investment companies

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[7]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.
[8]	Ordinarily expect that 100% of a Fund’s assets will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
[9]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
[10]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund’s net assets under normal market conditions.

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FUND INVESTMENT OBJECTIVES AND STRATEGIES

Private		Summary of
Activity	Credit	Taxation for
Bonds	Quality[9]	Distributions[14]	Miscellaneous

■	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

■	First Tier[12]	Taxable federal and state [15]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and generally exempt from state taxation	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and generally exempt from state taxation	Under extraordinary circumstances, may hold cash, U.S. Government Securities subject to state taxation or cash equivalents. Reverse repurchase agreements not permitted.

■ Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier [13]	Tax-exempt federal and taxable state[16]	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

■ Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier [13]	Tax-exempt federal and California State	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

■ (not more than 20% of net assets)[11]	First[12] or Second Tier [13]	Tax-exempt federal, New York State and New York City	May invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

[11]	No more than 25% of the value of a Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.

[12]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[13]	Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
[14]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[15]	Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.
[16]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

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Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Prime	Money	Treasury	Treasury
• Applicable	Obligations	Market	Obligations	Instruments
— Not applicable	Portfolio	Portfolio	Portfolio	Portfolio

NAV	•	•	•	•
Interest Rate	•	•	•	•
Credit/ Default	•	•	•	•
Liquidity	•	•	•	•
U.S. Government Securities	•	•	—	—
Concentration	—	—	—	—
Foreign	—	•	—	—
Banking Industry	—	•	—	—
Tax	—	—	—	—
California/ New York	—	—	—	—

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PRINCIPAL RISKS OF THE FUNDS

		Tax-Exempt	Tax-Exempt	Tax-Exempt
Government	Federal	Diversified	California	New York
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	—	—	—

—	—	•	•	•

—	—	—	—	—

—	—	—	—	—

—	—	•	•	•

—	—	—	•	•

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Risks that apply to all Funds:

■	NAV Risk—The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.
■	Credit/ Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. In addition, with respect to the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios, this risk includes the risk of default on foreign letters of credit or guarantees that back municipal securities.
■	Liquidity Risk—The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Risk that applies to the Prime Obligations, Money Market, Government and Federal Portfolios:

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Risks that apply to the Money Market Portfolio:

■	Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.
■	Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry

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PRINCIPAL RISKS OF THE FUNDS

may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Money Market Portfolio intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risks that apply to the Tax-Exempt Funds:

■	Concentration Risk—The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated. The State of California and many of its local governments are facing substantial fiscal challenges resulting from stagnant economic conditions, particularly in the high technology sector.
■	Tax Risk—The risk that future legislative or administrative changes or court decisions may materially affect the value of a Fund’s portfolio and/or the ability of a Fund to pay federal tax-exempt dividends (in the case of each of these Funds) and state tax-exempt dividends (in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios). These Funds would not be a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of these investments.
■	California/ New York Risks—The Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest primarily in California municipal obligations and New York municipal obligations, respectively. The investments of these Funds will, therefore, be affected by political and economic developments within these states, and by the financial condition of these states, their public authorities and political sub-divisions. If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, and ability to preserve or realize appreciation of capital or liquidity could be adversely affected. The Tax-Exempt California and Tax-Exempt New York Portfolios are classified as “non-diversified” for regulatory purposes. See Appendix A in this Prospectus for more information concerning the risks of investing in California and New York.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

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Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s ILA Cash Management Shares from year to year; and (b) the average annual total returns of a Fund’s ILA Cash Management Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. You may obtain a Fund’s current yield by calling
1-800-621-2550.

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FUND PERFORMANCE

Prime Obligations Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.43% Worst Quarter* Q4 ’03 0.05%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Cash Management Shares (Inception 5/1/98)	0.27%	2.82%	3.04%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

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Money Market Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.45% Worst Quarter* Q4 ’03 0.06%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Cash Management Shares (Inception 5/1/98)	0.32%	2.91%	3.12%

*	Please note that “Best Quarter and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

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FUND PERFORMANCE

Treasury Obligations Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q1 ’01 1.16% Worst Quarter* Q4 ’03 0.04%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	Since Inception

Cash Management Shares (Inception 8/1/00)	0.26%	1.89%

*	Please note that “Best Quarter and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

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Treasury Instruments Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q1 ’01 1.17% Worst Quarter* Q4 ’03 0.04%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	Since Inception

Cash Management Shares (Inception 8/1/00)	0.23%	1.80%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

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FUND PERFORMANCE

Government Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.42% Worst Quarter* Q3 ’03 0.05%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Cash Management Shares (Inception 5/1/98)	0.26%	2.74%	2.96%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

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Federal Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q1 ’01 1.19% Worst Quarter* Q4 ’03 0.05%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	Since Inception

Cash Management Shares (Inception 8/1/00)	0.27%	1.99%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

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FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’00 0.86% Worst Quarter* Q3 ’03 0.04%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Cash Management Shares (Inception 5/1/98)	0.33%	1.69%	1.80%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

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Tax-Exempt California Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’00 0.76% Worst Quarter* Q3 ’03 0.04%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Cash Management Shares (Inception 5/1/98)	0.33%	1.43%	1.52%

*	Please note that “Best Quarter and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

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FUND PERFORMANCE

Tax-Exempt New York Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’00 0.83% Worst Quarter* Q3 ’03 0.05%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Cash Management Shares (Inception 5/1/98)	0.31%	1.56%	1.66%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

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Fund Fees and Expenses (Cash Management Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Cash Management Shares of a Fund.

	Prime	Money	Treasury
	Obligations	Market	Obligations
	Portfolio	Portfolio	Portfolio

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets): [1]
Management Fees	0.35%	0.35%	0.35%
Distribution (12b-1) Fees[2]	0.50%	0.50%	0.50%
Service Fees[3]	0.50%	0.50%	0.50%
Other Expenses4*	0.09%	0.06%	0.07%

Total Fund Operating Expenses5*	1.44%	1.41%	1.42%

See page 26 for all other footnotes.

*	As a result of waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser and, with respect to the waivers described in footnote 2 and 3, and expense limitation described in footnote 5, with the approval of the Trustees. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Prime	Money	Treasury
	Obligations	Market	Obligations
	Portfolio[6]	Portfolio[1]	Portfolio[6]

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.35%	0.35%	0.35%
Distribution (12b-1) Fees[2]	0.07%	0.07%	0.07%
Service Fees[3]	0.45%	0.45%	0.40%
Other Expenses[4]	0.08%	0.06%	0.07%

Total Fund Operating Expenses (after waivers and expense limitations)[5]	0.95%	0.93%	0.89%

24

FUND FEES AND EXPENSES

Treasury			Tax-Exempt	Tax-Exempt	Tax-Exempt
Instruments	Government	Federal	Diversified	California	New York
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

None	None	None	None	None	None
None	None	None	None	None	None

None	None	None	None	None	None
None	None	None	None	None	None
None	None	None	None	None	None

0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
0.10%	0.18%	0.06%	0.06%	0.08%	0.12%

1.45%	1.53%	1.41%	1.41%	1.43%	1.47%

Treasury			Tax-Exempt	Tax-Exempt	Tax-Exempt
Instruments	Government	Federal	Diversified	California	New York
Portfolio[6]	Portfolio[6]	Portfolio[1]	Portfolio[6]	Portfolio[6]	Portfolio[6]

0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
0.33%	0.40%	0.45%	0.35%	0.30%	0.30%
0.08%	0.08%	0.06%	0.06%	0.07%	0.08%

0.83%	0.90%	0.93%	0.83%	0.79%	0.80%

25

Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended December 31, 2003.
[2]	Goldman Sachs has voluntarily agreed to limit a portion of the distribution fees attributable to Cash Management Shares of each Fund equal to 0.07% of such Fund’s average daily net assets. The waiver may be terminated at any time at the option of Goldman Sachs. If this occurs, the distribution fees attributable to Cash Management Shares of each Fund will increase to 0.50% of each Fund’s average daily net assets.
[3]	Service Organizations may charge other fees directly to their customers who are the beneficial owners of Cash Management Shares in connection with their customers’ accounts. Such fees may affect the return such customers realize with respect to their investments. Goldman Sachs has voluntarily agreed to limit a portion of the service fees attributable to Cash Management Shares of Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios equal to 0.45%, 0.45%, 0.40%, 0.33%, 0.40%, 0.45%, 0.35%, 0.30% and 0.30% respectively. This waiver may be terminated at any time at the option of Goldman Sachs. If this occurs, the service fees attributable to Cash Management Shares of these Portfolios will increase to 0.50% of such Portfolio’s average daily net assets.
[4]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Cash Management Shares plus all other ordinary expenses not detailed above.
[5]	The Investment Adviser has voluntarily agreed to reduce or limit “Total Fund Operating Expenses” of each Fund such that Total Fund Operating Expenses (excluding taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting, distribution fees, service fees and other extraordinary expenses) will not exceed 0.43% of each Fund’s average daily net assets.
[6]	The “Other Expenses” and “Total Fund Operating Expenses” of the Funds (after any waivers and expense limitations) have been restated to reflect current expense limitations that are expected for the current year. In addition, during the last fiscal year, the Funds incurred certain extraordinary and non-recurring expenses that are not reflected in the table. The Treasury Obligations, Treasury Instruments, Government, Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios have adjusted their prior year end expense ratios to reflect reductions in the waivers on service fees.

26

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Cash Management Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Prime Obligations	$147	$456	$787	$1,724

Money Market	$144	$446	$771	$1,691

Treasury Obligations	$145	$449	$776	$1,702

Treasury Instruments	$148	$459	$792	$1,735

Government	$156	$483	$834	$1,824

Federal	$144	$446	$771	$1,691

Tax-Exempt Diversified	$144	$446	$771	$1,691

Tax-Exempt California	$146	$452	$782	$1,713

Tax-Exempt New York	$150	$465	$803	$1,757

Service Organizations that invest in Cash Management Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain Service Organizations that invest in Cash Management Shares may receive other compensation in connection with the sale and distribution of Cash Management Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

27

Service Providers

INVESTMENT ADVISER

Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, New York, New York 10005, has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs. As of December 31, 2003, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $375.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser also performs the following services for the Funds:

■	Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
■	Administers each Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, certain Funds may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

28

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	December 31, 2003

Prime Obligations	0.35%	0.35%

Money Market	0.35%	0.35%

Treasury Obligations	0.35%	0.35%

Treasury Instruments	0.35%	0.35%

Government	0.35%	0.35%

Federal	0.35%	0.35%

Tax-Exempt Diversified	0.35%	0.35%

Tax-Exempt California	0.35%	0.35%

Tax-Exempt New York	0.35%	0.35%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

29

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, the Prime Obligations Portfolio and Tax-Exempt Diversified Portfolio along with certain other investment portfolios of the Trust (collectively, the “Goldman Sachs Funds”) were named as nominal defendants.

The action, which is brought on behalf of all persons or entities who purchased, redeemed or held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaint alleges, among other things, that during the Class Period, GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and made untrue statements of material fact in registration statements and reports filed pursuant to the Investment Company Act of 1940. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The plaintiffs in the case are seeking compensatory damages; punitive damages; rescission of GSAM’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM believes that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

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Dividends

All or substantially all of each Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed monthly. You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

The income declared as a dividend for the Treasury Obligations Portfolio is based on estimates of net investment income for the Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

31

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Cash Management Shares.

HOW TO BUY SHARES

How Can I Purchase Cash Management Shares Of The Funds?
Generally, Cash Management Shares may be purchased only through institutions that have agreed to provide account administration and personal and account maintenance services to their customers who are the beneficial owners of Cash Management Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Cash Management Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund’s receipt of the purchase amount in federal funds. No sales load is charged.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Application.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee

32

SHAREHOLDER GUIDE

Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

Service Organizations may send their payments as follows:

■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian); or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds – (Name of Fund and Class of Shares), 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Treasury Obligations Portfolio:
■ By 4:00 p.m. New York time	Same business day
■ After 4:00 p.m. New York time	Next business day

Prime Obligations, Money Market, Government, Treasury Instruments and Federal Portfolios:
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios:
■ By 1:00 p.m. New York time	Same business day
■ After 1:00 p.m. New York time	Next business day

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Cash Management Shares:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem or exchange shares for customers
■	Responding to inquiries from prospective and existing shareholders
■	Assisting customers with investment procedures

33

■	Developing, maintaining and supporting systems necessary to support accounts for cash management services

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.50% (on an annualized basis) of the average daily net assets of the Cash Management Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

In addition to Cash Management Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Cash Management Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?
The Funds do not have any minimum purchase or account requirements with respect to Cash Management Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Cash Management Shares, and may establish other requirements such as a minimum account balance.

34

SHAREHOLDER GUIDE

A Service Organization may redeem Cash Management Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment and minimum account balance requirement.
■	Reject any purchase order for any reason.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a Social Security Number or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; and (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Cash Management Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.

35

■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that a Fund will be able to at all times maintain a NAV of $1.00 per share.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by a Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

HOW TO SELL SHARES

How Can I Sell Cash Management Shares Of The Funds?
Generally, Cash Management Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Cash Management Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. A

36

SHAREHOLDER GUIDE

Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under “What Do I Need To Know About Service Organizations?” A redemption may also be made with respect to certain Funds by means of the check redemption privilege.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor, and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

37

When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the domestic bank account designated on a Service Organization’s Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Treasury Obligations Portfolio:
■ By 4:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 4:00 p.m. New York time	Wired next business day	Earned on day request is received

Prime Obligations, Money Market, Government, Treasury Instruments and Federal Portfolios:
■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios:
■ By 12:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 12:00 p.m. New York time	Wired next business day	Earned on day request is received

■	Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

What Should I Know About The Check Redemption Privilege?
A Service Organization may elect to have a special account with State Street for the purpose of redeeming Cash Management Shares from its account by check. The following general policies govern the check redemption privilege:

■	The Service Organization will be provided with a supply of checks when State Street receives a completed signature card and authorization form. Checks drawn

38

SHAREHOLDER GUIDE

on the account may be payable to the order of any person in any amount over $500, but cannot be certified.
■	The payee of the check may cash or deposit it just like any other check drawn on a bank.
■	When the check is presented to State Street for payment, a sufficient number of full or fractional Cash Management Shares will be redeemed to cover the amount of the check.
■	Canceled checks will be returned to the Service Organization by State Street.
■	The check redemption privilege allows a Service Organization to receive the dividends declared on the Cash Management Shares that are to be redeemed until the check is actually processed. Because of this feature, accounts may not be completely liquidated by check.
■	If the amount of the check is greater than the value of the Cash Management Shares held in the Service Organization’s account, the check will be returned unpaid. In this case, the Service Organization may be subject to extra charges.
■	The Trust reserves the right to limit the availability of, modify or terminate the check redemption privilege at any time with respect to any or all Service Organizations.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Cash Management Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Redeem your Cash Management Shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.

39

■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at the NAV on the day of reinvestment in additional Cash Management Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Cash Management Shares of a Fund at NAV for shares of the corresponding class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.

40

SHAREHOLDER GUIDE

■	Shares may be exchanged among accounts with different names, addresses, and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments In Cash Management Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organizations. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Cash Management Shares in accordance with the rules that apply to their accounts with the Service Organizations.

What Are The Distribution Fees Paid By Cash Management Shares?
The Trust has adopted a distribution plan (the “Plan”) under which Cash Management Shares bear distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

Under the Plan, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.50% of a Fund’s average daily net assets attributed to Cash Management Shares. Currently, Goldman Sachs has voluntarily agreed to limit the amount of such fees to 0.07% of a Fund’s average daily net assets attributed to Cash Management Shares. As of the date of this

41

Prospectus, Goldman Sachs has no intention of modifying or discontinuing such limitation, but may do so in the future at its discretion.

The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Service Organizations, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Service Organizations;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Cash Management Shares.

42

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Each Fund contemplates declaring as dividends each year all or substantially all of its net investment income. Fund distributions of investment income are generally taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Funds that are designated as “exempt interest dividends” are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

43

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

44

APPENDIX A

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-

45

denominated obligations of domestic or, in the case of certain Funds, foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by a Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, a Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, a Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

46

APPENDIX A

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, mortgages, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations that the Funds invest in are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.

47

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender

48

APPENDIX A

option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss

49

to a Fund that invests in municipal obligations. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may invest in custodial receipts representing interests in U.S. Government Securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

50

APPENDIX A

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities

51

■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Special Risks and Policies Applicable to the Tax-Exempt Funds:

Fundamental Policies. As a matter of fundamental policy, at least 80% of the net assets of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 80% of the Tax-Exempt California and Tax-Exempt New York Portfolios’ net assets will be invested in California and New York municipal obligations, respectively, except in extraordinary circumstances.

For these purposes, California and New York municipal obligations are obligations issued by or on behalf of the State of California or the State of New York, respectively, and their respective political subdivisions, agencies and instrumentalities and the government of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax or New York State and New York City personal income tax. Each Tax-Exempt Fund may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York municipal obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of each Tax-Exempt Fund. The Tax-Exempt California and Tax-Exempt New York Portfolios’ distributions of interest from municipal obligations other than California and New York municipal obligations, respectively, may be subject to

52

APPENDIX A

California and New York State and New York City personal income taxes. In addition, dividends paid by the Portfolios may be subject to state corporate franchise and corporate income taxes, if applicable.

Risks of Investing in California and New York: The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York municipal obligations. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California and New York municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tax-Exempt California Portfolio’s investments can be affected by political and economic developments within the State of California (“California”), and by the financial condition of California’s public authorities and political subdivisions. As of early 2004, California’s economy was beginning to recover from a recession, with moderate growth predicted in 2004 and 2005. Because of sharp revenue drops in the early 2000’s due to the recession and stock market drop, the State had faced budget gaps as high as $38 billion, and accumulated a large budget deficit, part of which is expected to be funded with the issuance of $15 billion of sales-tax backed general obligation bonds approved by the voters in March 2004. Despite this easing of the State’s cash flow shortages, the State still faces a multi-billion dollar structural budget gap which must be addressed for the upcoming 2004-05 fiscal year and future years. California voters in the past have approved amendments to the California Constitution and other measures that limit the taxing and spending authority of California government entities, and future initiatives could result in adverse consequences affecting California municipal obligations. In part as a result of such initiatives, both the State and local governments in California face fiscal difficulties in varying degrees.

These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California municipal obligations. A more detailed discussion of the risks of investing in California is included in the Additional Statement.

The Tax-Exempt New York Portfolio’s investments will be affected by political and economic developments within the State of New York (the “State”), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the “City”). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal obligations to meet their financial obligations. The terrorist attacks of September 11, 2001, which hit the finance and tourism industries of the downstate economy particularly hard, when combined with the numerous recent corporate governance scandals and international tensions, served

53

to extend the recession of the State to early 2003, beyond that of the rest of the United States. Although employment losses have stabilized and growth is evident in several sectors, weaker than expected growth for both the national and international economies would weaken the State’s recovery. In addition, while the outlook for the finance industry has brightened, this sector may continue to experience significant volatility and a failure to sustain rises in equity prices and recent levels of financial services activity remains a significant source of risk which could weaken the recovery of the State. A weaker recovery could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal obligations and hurt the Portfolio’s investment performance. Certain substantial issuers of New York municipal obligations (including issuers whose obligations may be acquired by the Fund) have, at times, experienced serious financial difficulties. Strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers’ existing obligations and, possibly, in the obligations of other issuers of New York municipal obligations. Although as of April 1, 2004 no issuers were in default with respect to the payment of their New York municipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York municipal obligations and, consequently, the value of the Fund’s holdings. A more detailed discussion of the risks of investing in New York is included in the Additional Statement.

If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Funds is a diversified fund under the Act (except to the extent that diversification is required by Rule 2a-7 or for federal income tax purposes). Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

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55

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request). The information for all periods prior to the period ended December 31, 2000 has been audited by the Funds’ previous independent auditors, who have ceased operations.

PRIME OBLIGATIONS PORTFOLIO

	ILA Cash Management Shares

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.003	0.01	0.03	0.05	0.04

Distributions to unit/shareholders	(0.003)	(0.01)	(0.03)	(0.05)	(0.04)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.27%	0.87%	3.20%	5.54%	4.30%

Net assets at end of year (in 000s)	$9,250	$9,917	$24,547	$39,081	$1

Ratio of net expenses to average net assets	0.96%	1.00%	1.00%	1.00%	1.00%

Ratio of net investment income to average net assets	0.26%	0.90%	3.34%	5.46%	4.44%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.44%	1.44%	1.43%	1.43%	1.43%

Ratio of net investment income (loss) to average net assets	(0.22)%	0.46%	2.91%	5.03%	4.01%

See page 65 for all footnotes.

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APPENDIX B

MONEY MARKET PORTFOLIO

	ILA Cash Management Shares

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.003	0.01	0.03	0.06	0.04

Distributions to unit/shareholders	(0.003)	(0.01)	(0.03)	(0.06)	(0.04)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.32%	0.95%	3.43%	5.60%	4.32%

Net assets at end of year (in 000s)	$324,304	$250,759	$419,362	$315,194	$2

Ratio of net expenses to average net assets	0.93%	0.98%	0.98%	0.98%	0.98%

Ratio of net investment income to average net assets	0.31%	0.98%	3.33%	5.72%	4.37%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.41%	1.41%	1.41%	1.41%	1.41%

Ratio of net investment income (loss) to average net assets	(0.17)%	0.55%	2.90%	5.29%	3.94%

See page 65 for all footnotes.

57

TREASURY OBLIGATIONS PORTFOLIO

	ILA Cash Management Shares

				For the Period
				Ended
	Years Ended December 31,			December 31, 2000
				(commenced
	2003	2002	2001	August 1, 2000)

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.0003	0.01	0.03	0.02

Distributions to unit/shareholders	(0.003)	(0.01)	(0.03)	(0.02)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.26%	0.85%	3.03%	2.33%

Net assets at end of year (in 000s)	$41,752	$90,681	$2,532	$2,598

Ratio of net expenses to average net assets	0.91%	0.98%	1.00%	0.99%[c]

Ratio of net investment income to average net assets	0.23%	0.77%	3.09%	5.53%[c]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.42%	1.41%	1.44%	1.42%[c]

Ratio of net investment income (loss) to average net assets	(0.28)%	0.34%	2.65%	5.10%[c]

See page 65 for all footnotes.

58

APPENDIX B

TREASURY INSTRUMENTS PORTFOLIO

	ILA Cash Management Shares

				For the Period
				Ended
	Years Ended December 31,			December 31, 2000
				(commenced
	2003	2002	2001	August 1, 2000)

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.002	0.01	0.03	0.02

Distributions to unit/shareholders	(0.002)	(0.01)	(0.03)	(0.02)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.23%	0.75%	3.00%	2.21%

Net assets at end of year (in 000s)	$29,656	$11,602	$20,312	$11,577

Ratio of net expenses to average net assets	0.86%	1.00%	1.00%	1.00%[c]

Ratio of net investment income to average net assets	0.18%	0.68%	2.63%	5.22%[c]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.45%	1.44%	1.47%	1.45%[c]

Ratio of net investment income (loss) to average net assets	(0.41)%	0.24%	2.16%	4.77%[c]

See page 65 for all footnotes.

59

GOVERNMENT PORTFOLIO

	ILA Cash Management Shares

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.003	0.01	0.03	0.05	0.04

Distributions to unit/shareholders	(0.003)	(0.01)	(0.03)	(0.05)	(0.04)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.26%	0.76%	3.10%	5.50%	4.18%

Net assets at end of year (in 000s)	$8,936	$18,608	$22,106	$44,533	$153

Ratio of net expenses to average net assets	0.92%	1.00%	1.00%	1.00%	1.00%

Ratio of net investment income to average net assets	0.28%	0.76%	3.24%	5.60%	4.68%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.53%	1.53%	1.49%	1.48%	1.45%

Ratio of net investment income (loss) to average net assets	(0.33)%	0.23%	2.75%	5.12%	4.23%

See page 65 for all footnotes.

60

APPENDIX B

FEDERAL PORTFOLIO

	ILA Cash Management Shares

				For the Period
				Ended
	Years Ended December 31,			December 31, 2000
				(commenced
	2003	2002	2001	August 1, 2000)

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.003	0.01	0.03	0.02

Distributions to unit/shareholders	(0.003)	(0.01)	(0.03)	(0.02)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.27%	0.89%	3.31%	2.36%

Net assets at end of year (in 000s)	$565,696	$700,184	$1,176,092	$778,826

Ratio of net expenses to average net assets	0.93%	0.98%	0.98%	1.00%[c]

Ratio of net investment income to average net assets	0.26%	0.90%	3.23%	5.59%[c]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.41%	1.41%	1.41%	1.43%[c]

Ratio of net investment income (loss) to average net assets	(0.22)%	0.47%	2.80%	5.16%[c]

See page 65 for all footnotes.

61

TAX-EXEMPT DIVERSIFIED PORTFOLIO

	ILA Cash Management Shares

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.003	0.01	0.02	0.03	0.02

Distributions to unit/shareholders	(0.003)	(0.01)	(0.02)	(0.03)	(0.02)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.33%	0.79%	1.85%	3.19%	2.30%

Net assets at end of year (in 000s)	$362,923	$261,051	$290,372	$227,089	$2

Ratio of net expenses to average net assets	0.75%	0.73%	0.97%	0.98%	0.99%

Ratio of net investment income to average net assets	0.32%	0.78%	1.82%	3.32%	2.51%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.41%	1.42%	1.41%	1.42%	1.42%

Ratio of net investment income (loss) to average net assets	(0.34)%	0.09%	1.38%	2.88%	2.08%

See page 65 for all footnotes.

62

APPENDIX B

TAX-EXEMPT CALIFORNIA PORTFOLIO

	ILA Cash Management Shares

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.003	0.01	0.01	0.03	0.02

Distributions to unit/shareholders	(0.003)	(0.01)	(0.01)	(0.03)	(0.02)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.33%	0.68%	1.50%	2.63%	2.02%

Net assets at end of year (in 000s)	$63,214	$53,050	$62,986	$71,162	$1

Ratio of net expenses to average net assets	0.71%	0.75%	1.00%	0.98%	0.99%

Ratio of net investment income to average net assets	0.32%	0.67%	1.53%	2.74%	2.15%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.43%	1.44%	1.45%	1.42%	1.42%

Ratio of net investment income (loss) to average net assets	(0.40)	(0.02)%	1.08%	2.30%	1.72%

See page 65 for all footnotes.

63

TAX-EXEMPT NEW YORK PORTFOLIO

	ILA Cash Management Shares

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.003	0.01	0.02	0.03	0.02

Distributions to unit/shareholders	(0.003)	(0.01)	(0.02)	(0.03)	(0.02)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.31%	0.66%	1.64%	3.02%	2.17%

Net assets at end of year (in 000s)	$66,299	$56,104	$42,440	$13,758	$2

Ratio of net expenses to average net assets	0.75%	0.75%	1.00%	1.00%	1.00%

Ratio of net investment income to average net assets	0.31%	0.66%	1.50%	3.15%	2.34%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	1.47%	1.47%	1.47%	1.47%	1.44%

Ratio of net investment income (loss) to average net assets	(0.41)%	(0.06)%	1.03%	2.68%	1.90%

See page 65 for all footnotes.

64

APPENDIX B

Footnotes:

a	Calculated based on the average units/shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on fund distributions.
c	Annualized.

65

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Index

1 General Investment Management Approach

5 Fund Investment Objectives and Strategies

10 Principal Risks of the Funds

14 Fund Performance

24 Fund Fees and Expenses

28 Service Providers

31 Dividends

32 Shareholder Guide
32	How to Buy Shares
36	How to Sell Shares

43 Taxation

44 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

56 Appendix B Financial Highlights

Institutional Liquid Assets Prospectus (ILA Cash Management Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text-only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

ILAPROCMS

Prospectus

ILA Administration (“Units” or “Shares”)

April 29, 2004

 GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

■ Prime Obligations Portfolio

■  Money Market Portfolio

■  Treasury Obligations Portfolio

■  Treasury Instruments Portfolio

■  Government Portfolio

■  Federal Portfolio

■  Tax-Exempt
Diversified Portfolio

■  Tax-Exempt
California Portfolio

■  Tax-Exempt
New York Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as Investment Adviser to the Institutional Liquid Assets Portfolios (the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

Investment Process

1. Managing Credit Risk

The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research—The Credit Department, a separate operating entity of Goldman, Sachs & Co., (“Goldman Sachs”), approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

1

2. Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (“WAM”) target—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	Each Fund’s investors and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

Benchmarks for the Money Market Funds are the iMoneyNet, Inc. Indices. Each Fund uses the iMoneyNet Index which best corresponds to the Fund’s eligible investments.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

■	The Funds: Each Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, each Fund may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

■	Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and Government Portfolios.
■	Tax-Advantaged Funds: Treasury Instruments and Federal Portfolios.
■	Tax-Exempt Funds: Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios.

■	The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
■	NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity: Not more than 90 days (as required by Rule 2a-7).
■	Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund (except the Tax-Exempt California and Tax-Exempt New York Portfolios’ objectives of providing shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively) cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Portfolio’s policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
■	Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with these

3

exceptions: (a) the Tax-Exempt California and Tax-Exempt New York Portfolios may each invest up to 25% of their total assets in five or fewer issuers; and (b) each of the other Funds may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

4

Fund Investment Objectives
and Strategies

INVESTMENT OBJECTIVES

Taxable and Tax-Advantaged Funds:

The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Portfolios seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

The Prime Obligations and Money Market Portfolios pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Portfolio may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

The Treasury Obligations Portfolio pursues its investment objective by investing only in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Portfolio pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements relating to such securities.

The Treasury Instruments and Federal Portfolios pursue their investment objectives by limiting their investments only to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Portfolios (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

Tax-Exempt Funds:

The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal obligations.

In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively, by investing in obligations the interest on which is exempt from these taxes. (These instruments are called “California obligations” and “New York obligations” in this Prospectus.)

The Tax-Exempt Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax (“AMT”).

5

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

    Investment Policies Matrix

	U.S. Treasury	U.S. Government	Bank	Commercial
Fund	Obligations	Securities	Obligations	Paper

Prime Obligations	■[1]	■	■ U.S. banks only[2]	■

Money Market	■[1]	■	■ Over 25% of total assets must be invested in U.S. and foreign (US$) banks[3]	■ U.S. and foreign (US$) commercial paper

Treasury Obligations	■[4]

Treasury Instruments	■[4]

Government	■[1]	■

Federal	■[1]	■

Tax-Exempt Diversified				■ Tax-exempt only

Tax-Exempt California				■ Tax-exempt only

Tax-Exempt New York				■ Tax-exempt only

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	Including foreign branches of U.S. banks.
[3]	If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits), the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
[4]	Issued by the U.S. Treasury.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Short-Term
Obligations of		Asset-Backed and	Foreign
Corporations and	Repurchase	Receivables-Backed	Government
Other Entities	Agreements	Securities[5]	Obligations (US$)

■ U.S. entities only	■	■

■ U.S. and foreign (US$) entities	■	■	■[6]

■

■

■ (Does not intend to invest)

[5]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
[6]	The Money Market Portfolio may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

7

Investment Policies Matrix continued

		Custodial	Unrated	Investment
Fund	Municipals	Receipts	Securities[9]	Companies

Prime Obligations	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Money Market	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Treasury Obligations

Treasury Instruments

Government				■
Up to 10% of total assets in other investment companies

Federal

Tax-Exempt Diversified	■	■	■	■
	At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances)[8]			Up to 10% of total assets in other investment companies

Tax-Exempt California	At least 80% of net assets in tax-exempt municipal obligations and at least 80% of net assets in California obligations (except in extraordinary circumstances)[8]	■	■	■ Up to 10% of total assets in other investment companies

Tax-Exempt New York	At least 80% of net assets in tax-exempt municipal obligations and at least 80% of net assets in New York obligations (except in extraordinary circumstances)[8]	■	■	■ Up to 10% of total assets in other investment companies

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[7]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.
[8]	Ordinarily expect that 100% of a Fund’s assets will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
[9]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
[10]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund’s net assets under normal market conditions.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Private		Summary of
Activity	Credit	Taxation for
Bonds	Quality[9]	Distributions[14]	Miscellaneous

■	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

■	First Tier[12]	Taxable federal and state [15]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and generally exempt from state taxation	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and generally exempt from state taxation	Under extraordinary circumstances, may hold cash, U.S. Government Securities subject to state taxation or cash equivalents. Reverse repurchase agreements not permitted.

■ Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier [13]	Tax-exempt federal and taxable state[16]	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

■ Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier [13]	Tax-exempt federal and California State	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

■ (not more than 20% of net assets)[11]	First[12] or Second Tier [13]	Tax-exempt federal, New York State and New York City	May invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

[11]	No more than 25% of the value of a Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.

[12]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[13]	Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
[14]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[15]	Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.
[16]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Prime	Money	Treasury	Treasury
• Applicable	Obligations	Market	Obligations	Instruments
— Not applicable	Portfolio	Portfolio	Portfolio	Portfolio

NAV	•	•	•	•

Interest Rate	•	•	•	•

Credit/ Default	•	•	•	•

Liquidity	•	•	•	•

U.S. Government Securities	•	•	—	—

Concentration	—	—	—	—

Foreign	—	•	—	—

Banking Industry	—	•	—	—

Tax	—	—	—	—

California/ New York	—	—	—	—

10

PRINCIPAL RISKS OF THE FUNDS

		Tax-Exempt	Tax-Exempt	Tax-Exempt
Government	Federal	Diversified	California	New York
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	—	—	—

—	—	•	•	•

—	—	—	—	—

—	—	—	—	—

—	—	•	•	•

—	—	—	•	•

11

Risks that apply to all Funds:

■	NAV Risk—The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.
■	Credit/ Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. In addition, with respect to the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios, this risk includes the risk of default on foreign letters of credit or guarantees that back municipal securities.
■	Liquidity Risk—The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Risk that applies to the Prime Obligations, Money Market, Government and Federal Portfolios:

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Risks that apply to the Money Market Portfolio:

■	Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.
■	Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry

12

PRINCIPAL RISKS OF THE FUNDS

may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Money Market Portfolio intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risks that apply to the Tax-Exempt Funds:

■	Concentration Risk—The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated. The State of California and many of its local governments are facing substantial fiscal challenges resulting from stagnant economic conditions, particularly in the high technology sector.
■	Tax Risk—The risk that future legislative or administrative changes or court decisions may materially affect the value of a Fund’s portfolio and/or the ability of a Fund to pay federal tax-exempt dividends (in the case of each of these Funds) and state tax-exempt dividends (in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios). These Funds would not be a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of these investments.
■	California/ New York Risks—The Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest primarily in California municipal obligations and New York municipal obligations, respectively. The investments of these Funds will, therefore, be affected by political and economic developments within these states, and by the financial condition of these states, their public authorities and political sub-divisions. If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, and ability to preserve or realize appreciation of capital or liquidity could be adversely affected. The Tax-Exempt California and Tax-Exempt New York Portfolios are classified as “non-diversified” for regulatory purposes. See Appendix A in this Prospectus for more information concerning the risks of investing in California and New York.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

13

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Administration Shares from year to year for up to the last ten years; and (b) the average annual total returns of a Fund’s Administration Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. You may obtain a Fund’s current yield by calling 1-800-621-2550.

14

FUND PERFORMANCE

Prime Obligations Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.54% Worst Quarter* Q3 ’03 0.13%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

Administration Shares (Inception 6/5/90)	0.64%	3.24%	4.11%	4.27%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

15

Money Market Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.55% Worst Quarter* Q3’ 03 0.14%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

Administration Shares (Inception 6/12/90)	0.69%	3.32%	4.18%	4.33%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

16

FUND PERFORMANCE

Treasury Obligations Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.50% Worst Quarter* Q3 ’03 0.11%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

Administration Shares (Inception 6/12/90)	0.59%	3.10%	3.98%	4.13%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

17

Treasury Instruments Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.44% Worst Quarter* Q3 ’03 0.10%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

Administration Shares (Inception 7/24/91)	0.50%	2.94%	3.88%	3.81%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

18

FUND PERFORMANCE

Government Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.53% Worst Quarter* Q3 ’03 0.12%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

Administration Shares (Inception 6/1/90)	0.58%	3.14%	4.02%	4.19%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

19

Federal Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.52% Worst Quarter* Q3 ’03 0.13%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

Administration Shares (Inception 9/20/90)	0.64%	3.23%	4.11%	4.16%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

20

FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 0.95% Worst Quarter* Q3 ’03 0.09%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

Administration Shares (Inception 6/12/90)	0.52%	2.01%	2.55%	2.76%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

21

Tax-Exempt California Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’95 0.92% Worst Quarter* Q3 ’03 0.07%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

Administration Shares (Inception 12/3/90)	0.46%	1.73%	2.30%	2.41%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

22

FUND PERFORMANCE

Tax-Exempt New York Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 0.90% Worst Quarter* Q3 ’03 0.08%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

Administration Shares (Inception 2/15/91)	0.47%	1.87%	2.40%	2.48%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

23

Fund Fees and Expenses (Administration Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Administration Shares of a Fund.

	Prime	Money	Treasury
	Obligations	Market	Obligations
	Portfolio	Portfolio	Portfolio

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets): [1]
Management Fees	0.35%	0.35%	0.35%
Other Expenses*	0.24%	0.21%	0.22%
Administration Fees[2]	0.15%	0.15%	0.15%
All Other Expenses[3]	0.09%	0.06%	0.07%

Total Fund Operating Expenses[4]*	0.59%	0.56%	0.57%

See page 26 for all other footnotes.

*	As a result of expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser and, with respect to the expense limitations described in footnote 4, with the approval of the Trustees. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Prime	Money	Treasury
	Obligations	Market	Obligations
	Portfolio[5]	Portfolio[1]	Portfolio[1]

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.35%	0.35%	0.35%
Other Expenses	0.23%	0.21%	0.22%
Administration Fees[2]	0.15%	0.15%	0.15%
All Other Expenses[3]	0.08%	0.06%	0.07%

Total Fund Operating Expenses (after expense limitations)[4]	0.58%	0.56%	0.57%

24

FUND FEES AND EXPENSES

Treasury					Tax-Exempt	Tax-Exempt	Tax-Exempt
Instruments	Government		Federal		Diversified	California	New York
Portfolio	Portfolio		Portfolio		Portfolio	Portfolio	Portfolio

None	None		None		None	None	None
None	None		None		None	None	None
None	None		None		None	None	None
None	None		None		None	None	None
None	None		None		None	None	None

0.35%	0.35%		0.35%		0.35%	0.35%	0.35%
0.25%	0.33%		0.21%		0.21%	0.23%	0.27%
0.15%		0.15%		0.15%	0.15%	0.15%	0.15%
0.10%		0.18%		0.06%	0.06%	0.08%	0.12%

0.60%	0.68%		0.56%		0.56%	0.58%	0.62%

Treasury					Tax-Exempt	Tax-Exempt	Tax-Exempt
Instruments	Government		Federal		Diversified	California	New York
Portfolio[5]	Portfolio[5]		Portfolio[1]		Portfolio[1]	Portfolio[1]	Portfolio[5]

0.35%	0.35%		0.35%		0.35%	0.35%	0.35%
0.23%	0.23%		0.21%		0.21%	0.22%	0.23%
0.15%		0.15%		0.15%	0.15%	0.15%	0.15%
0.08%		0.08%		0.06%	0.06%	0.07%	0.08%

0.58%	0.58%		0.56%		0.56%	0.57%	0.58%

25

Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended December 31, 2003.
[2]	Service Organizations may charge other fees directly to their customers who are the beneficial owners of Administration Shares in connection with their customers’ accounts. Such fees may affect the return such customers realize with respect to their investments.
[3]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Administration Shares plus all other ordinary expenses not detailed above.
[4]	The Investment Adviser has voluntarily agreed to reduce or limit “Total Fund Operating Expenses” of each Fund such that Total Fund Operating Expenses (excluding administration fees, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) will not exceed 0.43% of each Fund’s average daily net assets.
[5]	The “Other Expenses” and “Total Fund Operating Expenses” of the Funds (after expense limitations) have been restated to reflect current expense limitations that are expected for the current year. In addition, during the last fiscal year, the Funds incurred certain extraordinary and non-recurring expenses that are not reflected in the table.

26

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Administration Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Prime Obligations	$60	$189	$329	$738

Money Market	$57	$179	$313	$701

Treasury Obligations	$58	$183	$318	$714

Treasury Instruments	$61	$192	$335	$750

Government	$69	$218	$379	$847

Federal	$57	$179	$313	$701

Tax-Exempt Diversified	$57	$179	$313	$701

Tax-Exempt California	$59	$186	$324	$726

Tax-Exempt New York	$63	$199	$346	$774

Service Organizations that invest in Administration Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain Service Organizations that invest in Administration Shares may receive other compensation in connection with the sale and distribution of Administration Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

27

Service Providers

INVESTMENT ADVISER

Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, New York, New York 10005, has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs. As of December 31, 2003, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $375.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser also performs the following services for the Funds:

■	Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
■	Administers each Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, certain Funds may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

28

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	December 31, 2003

Prime Obligations	0.35%	0.35%

Money Market	0.35%	0.35%

Treasury Obligations	0.35%	0.35%

Treasury Instruments	0.35%	0.35%

Government	0.35%	0.35%

Federal	0.35%	0.35%

Tax-Exempt Diversified	0.35%	0.35%

Tax-Exempt California	0.35%	0.35%

Tax-Exempt New York	0.35%	0.35%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

29

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust, and John Doe Defendants. In addition, the Prime Obligations Portfolio and Tax-Exempt Diversified Portfolio along with certain other investment portfolios of the Trust (collectively, the “Goldman Sachs Funds”) were named as nominal defendants.

The action, which is brought on behalf of all persons or entities who purchased, redeemed or held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaint alleges, among other things, that during the Class Period, GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and made untrue statements of material fact in registration statements and reports filed pursuant to the Investment Company Act of 1940. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The plaintiffs in the case are seeking compensatory damages; punitive damages; rescission of GSAM’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM believes that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

30

Dividends

All or substantially all of each Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed monthly. You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

The income declared as a dividend for the Treasury Obligations Portfolio is based on estimates of net investment income for the Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

31

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Administration Shares.

HOW TO BUY SHARES

How Can I Purchase Administration Shares Of The Funds?
Generally, Administration Shares may be purchased only through institutions that have agreed to provide shareholder administration services to their customers who are the beneficial owners of Administration Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Administration Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund’s receipt of the purchase amount in federal funds. No sales load is charged.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Application.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee

32

SHAREHOLDER GUIDE

Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

Service Organizations may send their payments as follows:

■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian); or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Treasury Obligations Portfolio:
■ By 4:00 p.m. New York time	Same business day
■ After 4:00 p.m. New York time	Next business day

Prime Obligations, Money Market, Government, Treasury Instruments and Federal Portfolios:
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Tax-Exempt Diversified, Tax-Exempt California and Tax Exempt New York Portfolios:
■ By 1:00 p.m. New York time	Same business day
■ After 1:00 p.m. New York time	Next business day

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Administration Shares:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem or exchange shares for customers
■	Processing confirmation statements and payments for customers
■	Facilitating the inclusion of the Funds in customer accounts, products and services

33

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to an administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.15% (on an annualized basis) of the average daily net assets of the Administration Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers. In addition, GSAM, at its own expense, may pay a Service Organization, up to 0.10% of the average daily net assets of the Administration Shares of the Fund, which are attributable to or held in the name of the Service Organization for its customers. The compensation paid by GSAM does not represent an additional expense to a Fund or its shareholders, since it will be paid from the assets of GSAM.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

In addition to Administration Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Administration Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?
The Funds do not have any minimum purchase or account requirements with respect to Administration Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Administration Shares, and may establish other requirements such as a minimum account balance. A

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SHAREHOLDER GUIDE

Service Organization may redeem Administration Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment and minimum account balance requirement.
■	Reject any purchase order for any reason.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a Social Security Number or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; and (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Administration Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.

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■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by a Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

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SHAREHOLDER GUIDE

HOW TO SELL SHARES

How Can I Sell Administration Shares Of The Funds?
Generally, Administration Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Administration Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under “What Do I Need To Know About Service Organizations?” A redemption may also be made with respect to certain Funds by means of the check redemption privilege.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor, and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.

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■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the domestic bank account designated on a Service Organization’s Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Treasury Obligations Portfolio:
■ By 4:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 4:00 p.m. New York time	Wired next business day	Earned on day request is received

Prime Obligations, Money Market, Government, Treasury Instruments and Federal Portfolios:
■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios:
■ By 12:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 12:00 p.m. New York time	Wired next business day	Earned on day request is received

■	Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

What Should I Know About The Check Redemption Privilege?
A Service Organization may elect to have a special account with State Street for the purpose of redeeming Administration Shares from its account by check.

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SHAREHOLDER GUIDE

The following general policies govern the check redemption privilege:

■	The Service Organization will be provided with a supply of checks when State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.
■	The payee of the check may cash or deposit it just like any other check drawn on a bank.
■	When the check is presented to State Street for payment, a sufficient number of full or fractional Administration Shares will be redeemed to cover the amount of the check.
■	Canceled checks will be returned to the Service Organization by State Street.
■	The check redemption privilege allows a Service Organization to receive the dividends declared on the Administration Shares that are to be redeemed until the check is actually processed. Because of this feature, accounts may not be completely liquidated by check.
■	If the amount of the check is greater than the value of the Administration Shares held in the Service Organization’s account, the check will be returned unpaid. In this case, the Service Organization may be subject to extra charges.
■	The Trust reserves the right to limit the availability of, modify or terminate the check redemption privilege at any time with respect to any or all Service Organizations.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Administration Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.

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■	Redeem the shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at the NAV on the day of reinvestment in additional Administration Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Administration Shares of a Fund at NAV for shares of the corresponding class of another Goldman Sachs Fund.

The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount you want to be exchanged
■ Mail your request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.

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SHAREHOLDER GUIDE

■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses, and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments In Administration Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organizations. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Administration Shares in accordance with the rules that apply to their accounts with the Service Organizations.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Each Fund contemplates declaring as dividends each year all or substantially all of its net investment income. Fund distributions of investment income are generally taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Funds that are designated as “exempt interest dividends” are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

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Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-

44

APPENDIX A

denominated obligations of domestic or, in the case of certain Funds, foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by a Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, a Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, a Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

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Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, mortgages, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations that the Funds invest in are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.

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APPENDIX A

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender

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option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss

48

APPENDIX A

to a Fund that invests in municipal obligations. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may invest in custodial receipts representing interests in U.S. Government Securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

49

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities

50

APPENDIX A

■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Special Risks and Policies Applicable to the Tax-Exempt Funds:

Fundamental Policies. As a matter of fundamental policy, at least 80% of the net assets of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 80% of the Tax-Exempt California and Tax-Exempt New York Portfolios’ net assets will be invested in California and New York municipal obligations, respectively, except in extraordinary circumstances.

For these purposes, California and New York municipal obligations are obligations issued by or on behalf of the State of California or the State of New York, respectively, and their respective political subdivisions, agencies and instrumentalities and the government of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax or New York State and New York City personal income tax. Each Tax-Exempt Fund may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York municipal obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of each Tax-Exempt Fund. The Tax-Exempt California and Tax-Exempt New York Portfolios’ distributions of interest from municipal obligations other than California and New York municipal obligations, respectively, may be subject to

51

California and New York State and New York City personal income taxes. In addition, dividends paid by the Portfolios may be subject to state corporate franchise and corporate income taxes, if applicable.

Risks of Investing in California and New York: The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York municipal obligations. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California and New York municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tax-Exempt California Portfolio’s investments can be affected by political and economic developments within the State of California (“California”), and by the financial condition of California’s public authorities and political subdivisions. As of early 2004, California’s economy was beginning to recover from a recession, with moderate growth predicted in 2004 and 2005. Because of sharp revenue drops in the early 2000’s due to the recession and stock market drop, the State had faced budget gaps as high as $38 billion, and accumulated a large budget deficit, part of which is expected to be funded with the issuance of $15 billion of sales-tax backed general obligation bonds approved by the voters in March 2004. Despite this easing of the State’s cash flow shortages, the State still faces a multi-billion dollar structural budget gap which must be addressed for the upcoming 2004-05 fiscal year and future years. California voters in the past have approved amendments to the California Constitution and other measures that limit the taxing and spending authority of California government entities, and future initiatives could result in adverse consequences affecting California municipal obligations. In part as a result of such initiatives, both the state and local governments in California face fiscal difficulties in varying degrees.

These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California municipal obligations. A more detailed discussion of the risks of investing in California is included in the Additional Statement.

The Tax-Exempt New York Portfolio’s investments will be affected by political and economic developments within the State of New York (the “State”), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the “City”). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal obligations to meet their financial obligations. The terrorist attacks of September 11, 2001, which hit the finance and tourism industries of the downstate economy particularly hard, when combined with the numerous recent corporate governance scandals and international tensions, served

52

APPENDIX A

to extend the recession of the State to early 2003, beyond that of the rest of the United States. Although employment losses have stabilized and growth is evident in several sectors, weaker than expected growth for both the national and international economies would weaken the State’s recovery. In addition, while the outlook for the finance industry has brightened, this sector may continue to experience significant volatility and a failure to sustain rises in equity prices and recent levels of financial services activity remains a significant source of risk which could weaken the recovery of the State. A weaker recovery could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal obligations and hurt the Portfolio’s investment performance. Certain substantial issuers of New York municipal obligations (including issuers whose obligations may be acquired by the Fund) have, at times, experienced serious financial difficulties. Strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers’ existing obligations and, possibly, in the obligations of other issuers of New York municipal obligations. Although as of April 1, 2004 no issuers were in default with respect to the payment of their New York municipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York municipal obligations and, consequently, the value of the Fund’s holdings. A more detailed discussion of the risks of investing in New York is included in the Additional Statement.

If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Funds is a diversified fund under the Act (except to the extent that diversification is required by Rule 2a-7 or for federal income tax purposes). Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

53

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request). The information for all periods prior to the period ended December 31, 2000 has been audited by the Funds’ previous independent auditors, who have ceased operations.

PRIME OBLIGATIONS PORTFOLIO

	ILA Administration Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.006	0.01	0.04	0.06	0.05

Distribution to unit/shareholders	(0.006)	(0.01)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	1.00	1.00	1.00	1.00	1.00

Total return[b]	0.64%	1.30%	3.63%	5.98%	4.74%

Net assets at end of year (in 000s)	$66,235	$77,988	$123,869	$71,230	$40,850

Ratio of net expenses to average net assets	0.59%	0.58%	0.58%	0.58%	0.58%

Ratio of net investment income to average net assets	0.65%	1.29%	3.38%	5.87%	4.65%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.59%	0.59%	0.58%	0.58%	0.58%

Ratio of net investment income to average net assets	0.65%	1.28%	3.38%	5.87%	4.65%

See page 63 for all footnotes.

54

APPENDIX B

MONEY MARKET PORTFOLIO

	ILA Administration Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.007	0.01	0.04	0.06	0.05

Distribution to unit/shareholders	(0.007)	(0.01)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	1.00	1.00	1.00	1.00	1.00

Total return[b]	0.69%	1.37%	3.87%	6.02%	4.76%

Net assets at end of year (in 000s)	$598,213	$429,751	$394,078	$321,440	$6,961

Ratio of net expenses to average net assets	0.56%	0.56%	0.56%	0.56%	0.56%

Ratio of net investment income to average net assets	0.67%	1.36%	3.73%	6.12%	4.64%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.56%	0.56%	0.56%	0.56%	0.56%

Ratio of net investment income to average net assets	0.67%	1.36%	3.73%	6.12%	4.64%

See page 63 for all footnotes.

55

TREASURY OBLIGATIONS PORTFOLIO

	ILA Administration Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.006	0.01	0.03	0.06	0.04

Distribution to unit/shareholders	(0.006)	(0.01)	(0.03)	(0.06)	(0.04)

Net asset value, end of year	1.00	1.00	1.00	1.00	1.00

Total return[b]	0.59%	1.27%	3.46%	5.79%	4.48%

Net assets at end of year (in 000s)	$17,723	$19,567	$16,595	$15,095	$42,334

Ratio of net expenses to average net assets	0.57%	0.56%	0.58%	0.57%	0.57%

Ratio of net investment income to average net assets	0.55%	1.19%	3.39%	5.51%	4.35%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.57%	0.56%	0.59%	0.57%	0.57%

Ratio of net investment income to average net assets	0.55%	1.19%	3.38%	5.51%	4.35%

See page 63 for all footnotes.

56

APPENDIX B

TREASURY INSTRUMENTS PORTFOLIO

	ILA Administration Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.005	0.01	0.03	0.05	0.04

Distribution to unit/shareholders	(0.005)	(0.01)	(0.03)	(0.05)	(0.04)

Net asset value, end of year	1.00	1.00	1.00	1.00	1.00

Total return[b]	0.50%	1.17%	3.43%	5.46%	4.22%

Net assets at end of year (in 000s)	$31,275	$25,910	$18,842	$21,875	$32,162

Ratio of net expenses to average net assets	0.59%	0.58%	0.58%	0.58%	0.58%

Ratio of net investment income to average net assets	0.44%	1.09%	3.23%	5.20%	4.09%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.60%	0.59%	0.62%	0.60%	0.58%

Ratio of net investment income to average net assets	0.43%	1.08%	3.19%	5.18%	4.09%

See page 63 for all footnotes.

57

GOVERNMENT PORTFOLIO

	ILA Administration Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.006	0.01	0.03	0.06	0.05

Distribution to unit/shareholders	(0.006)	(0.01)	(0.03)	(0.06)	(0.05)

Net asset value, end of year	1.00	1.00	1.00	1.00	1.00

Total return[b]	0.58%	1.18%	3.53%	5.89%	4.61%

Net assets at end of year (in 000s)	$12,864	$11,398	$6,027	$562	$3,265

Ratio of net expenses to average net assets	0.59%	0.58%	0.58%	0.58%	0.58%

Ratio of net investment income to average net assets	0.56%	1.15%	2.84%	5.57%	4.42%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.68%	0.68%	0.64%	0.63%	0.60%

Ratio of net investment income to average net assets	0.47%	1.05%	2.78%	5.52%	4.40%

See page 63 for all footnotes.

58

APPENDIX B

FEDERAL PORTFOLIO

	ILA Administration Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.006	0.01	0.04	0.06	0.05

Distribution to unit/shareholders	(0.006)	(0.01)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	1.00	1.00	1.00	1.00	1.00

Total return[b]	0.64%	1.32%	3.74%	5.87%	4.66%

Net assets at end of year (in 000s)	$1,029,112	$964,512	$1,044,722	$620,138	$836

Ratio of net expenses to average net assets	0.56%	0.56%	0.56%	0.55%	0.56%

Ratio of net investment income to average net assets	0.62%	1.31%	3.45%	6.01%	4.46%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.56%	0.56%	0.56%	0.55%	0.56%

Ratio of net investment income to average net assets	0.62%	1.31%	3.45%	6.01%	4.46%

See page 63 for all footnotes.

59

TAX-EXEMPT DIVERSIFIED PORTFOLIO

	ILA Administration Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.005	0.01	0.02	0.04	0.03

Distribution to unit/shareholders	(0.005)	(0.01)	(0.02)	(0.04)	(0.03)

Net asset value, end of year	1.00	1.00	1.00	1.00	1.00

Total return[b]	0.52%	0.96%	2.28%	3.58%	2.73%

Net assets at end of year (in 000s)	$792,220	$401,548	$357,182	$130,767	$28,084

Ratio of net expenses to average net assets	0.56%	0.56%	0.55%	0.56%	0.57%

Ratio of net investment income to average net assets	0.50%	0.96%	2.03%	3.64%	2.66%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.56%	0.57%	0.56%	0.57%	0.57%

Ratio of net investment income to average net assets	0.50%	0.95%	2.02%	3.63%	2.66%

See page 63 for all footnotes.

60

APPENDIX B

TAX-EXEMPT CALIFORNIA PORTFOLIO

	ILA Administration Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.005	0.01	0.02	0.03	0.02

Distribution to unit/shareholders	(0.005)	(0.01)	(0.02)	(0.03)	(0.02)

Net asset value, end of year	1.00	1.00	1.00	1.00	1.00

Total return[b]	0.46%	0.85%	1.92%	3.02%	2.45%

Net assets at end of year (in 000s)	$233,371	$98,643	$70,281	$27,490	$8,910

Ratio of net expenses to average net assets	0.57%	0.58%	0.58%	0.56%	0.57%

Ratio of net investment income to average net assets	0.41%	0.84%	1.82%	2.99%	2.38%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.58%	0.59%	0.60%	0.57%	0.57%

Ratio of net investment income to average net assets	0.40%	0.83%	1.80%	2.98%	2.38%

See page 63 for all footnotes.

61

TAX-EXEMPT NEW YORK PORTFOLIO

	ILA Administration Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.005	0.01	0.02	0.03	0.03

Distribution to unit/shareholders	(0.005)	(0.01)	(0.02)	(0.03)	(0.03)

Net asset value, end of year	1.00	1.00	1.00	1.00	1.00

Total return[b]	0.47%	0.83%	2.07%	3.41%	2.60%

Net assets at end of year (in 000s)	$124,113	$99,406	$116,028	$82,019	$37,836

Ratio of net expenses to average net assets	0.59%	0.58%	0.58%	0.58%	0.58%

Ratio of net investment income to average net assets	0.47%	0.83%	2.04%	3.44%	2.61%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.62%	0.62%	0.62%	0.62%	0.59%

Ratio of net investment income to average net assets	0.44%	0.79%	2.00%	3.40%	2.60%

See page 63 for all footnotes.

62

APPENDIX B

Footnotes:

a	Calculated based on the average units/shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on fund distributions.

63

Index

1	General Investment Management Approach

5	Fund Investment Objectives and Strategies

10	Principal Risks of the Funds

14	Fund Performance

24	Fund Fees and Expenses

28	Service Providers

31	Dividends

32	Shareholder Guide
	32	How to Buy Shares
	37	How to Sell Shares

42	Taxation

43	Appendix A Additional Information on Portfolio Risks, Securities and Techniques

54	Appendix B Financial Highlights

Institutional Liquid Assets Prospectus (ILA Administration Units)

FOR MORE INFORMATION

Annual/ Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

ILAPROADMM

Prospectus

ILA (“Units” or “Shares”)

April 29, 2004

 GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

■ Prime Obligations Portfolio

■  Money Market Portfolio

■  Treasury Obligations Portfolio

■  Treasury Instruments Portfolio

■  Government Portfolio

■  Federal Portfolio

■  Tax-Exempt
Diversified Portfolio

■  Tax-Exempt
California Portfolio

■  Tax-Exempt
New York Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as Investment Adviser to the Institutional Liquid Assets Portfolios (the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

Investment Process

1. Managing Credit Risk

The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research—The Credit Department, a separate operating entity of Goldman, Sachs & Co., (“Goldman Sachs”), approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

1

2. Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (“WAM”) target—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	Each Fund’s investors and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

Benchmarks for the Money Market Funds are the iMoneyNet, Inc. Indices. Each Fund uses the iMoneyNet Index which best corresponds to the Fund’s eligible investments.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

■	The Funds: Each Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, each Fund may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

■	Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and Government Portfolios.
■	Tax-Advantaged Funds: Treasury Instruments and Federal Portfolios.
■	Tax-Exempt Funds: Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios.

■	The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
■	NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity: Not more than 90 days (as required by Rule 2a-7).
■	Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund (except the Tax-Exempt California and Tax-Exempt New York Portfolios’ objectives of providing shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively) cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Portfolio’s policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
■	Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with these

3

exceptions: (a) the Tax-Exempt California and Tax-Exempt New York Portfolios may each invest up to 25% of their total assets in five or fewer issuers; and (b) each of the other Funds may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

4

Fund Investment Objectives
and Strategies

INVESTMENT OBJECTIVES

Taxable and Tax-Advantaged Funds:

The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Portfolios seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

The Prime Obligations and Money Market Portfolios pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Portfolio may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

The Treasury Obligations Portfolio pursues its investment objective by investing only in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Portfolio pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements relating to such securities.

The Treasury Instruments and Federal Portfolios pursue their investment objectives by limiting their investments only to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Portfolios (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

Tax-Exempt Funds:

The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal obligations.

In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively, by investing in obligations the interest on which is exempt from these taxes. (These instruments are called “California obligations” and “New York obligations” in this Prospectus.)

The Tax-Exempt Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax (“AMT”).

5

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

    Investment Policies Matrix

	U.S. Treasury	U.S. Government	Bank	Commercial
Fund	Obligations	Securities	Obligations	Paper

Prime Obligations	■[1]	■	■ U.S. banks only[2]	■

Money Market	■[1]	■	■ Over 25% of total assets must be invested in U.S. and foreign (US$) banks[3]	■ U.S. and foreign (US$) commercial paper

Treasury Obligations	■[4]

Treasury Instruments	■[4]

Government	■[1]	■

Federal	■[1]	■

Tax-Exempt Diversified				■ Tax-exempt only

Tax-Exempt California				■ Tax-exempt only

Tax-Exempt New York				■ Tax-exempt only

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	Including foreign branches of U.S. banks.
[3]	If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits), the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
[4]	Issued by the U.S. Treasury.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Short-Term
Obligations of		Asset-Backed and	Foreign
Corporations and	Repurchase	Receivables-Backed	Government
Other Entities	Agreements	Securities[5]	Obligations (US$)

■ U.S. entities only	■	■

■ U.S. and foreign (US$) entities	■	■	■[6]

■

■

■ (Does not intend to invest)

[5]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
[6]	The Money Market Portfolio may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

7

Investment Policies Matrix continued

		Custodial	Unrated	Investment
Fund	Municipals	Receipts	Securities[9]	Companies

Prime Obligations	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Money Market	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Treasury Obligations

Treasury Instruments

Government				■
Up to 10% of total assets in other investment companies

Federal

Tax-Exempt Diversified	■	■	■	■
	At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances)[8]			Up to 10% of total assets in other investment companies

Tax-Exempt California	At least 80% of net assets in tax-exempt municipal obligations and at least 80% of net assets in California obligations (except in extraordinary circumstances)[8]	■	■	■ Up to 10% of total assets in other investment companies

Tax-Exempt New York	At least 80% of net assets in tax-exempt municipal obligations and at least 80% of net assets in New York obligations (except in extraordinary circumstances)[8]	■	■	■ Up to 10% of total assets in other investment companies

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[7]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.
[8]	Ordinarily expect that 100% of a Fund’s assets will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
[9]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
[10]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund’s net assets under normal market conditions.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Private		Summary of
Activity	Credit	Taxation for
Bonds	Quality[9]	Distributions[14]	Miscellaneous

■	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

■	First Tier[12]	Taxable federal and state [15]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and generally exempt from state taxation	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and generally exempt from state taxation	Under extraordinary circumstances, may hold cash, U.S. Government Securities subject to state taxation or cash equivalents. Reverse repurchase agreements not permitted.

■ Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier [13]	Tax-exempt federal and taxable state[16]	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

■ Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier [13]	Tax-exempt federal and California State	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

■ (not more than 20% of net assets)[11]	First[12] or Second Tier [13]	Tax-exempt federal, New York State and New York City	May invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

[11]	No more than 25% of the value of a Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.

[12]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[13]	Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
[14]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[15]	Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.
[16]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Prime	Money	Treasury	Treasury
• Applicable	Obligations	Market	Obligations	Instruments
— Not applicable	Portfolio	Portfolio	Portfolio	Portfolio

NAV	•	•	•	•

Interest Rate	•	•	•	•

Credit/ Default	•	•	•	•

Liquidity	•	•	•	•

U.S. Government Securities	•	•	—	—

Concentration	—	—	—	—

Foreign	—	•	—	—

Banking Industry	—	•	—	—

Tax	—	—	—	—

California/ New York	—	—	—	—

10

PRINCIPAL RISKS OF THE FUNDS

		Tax-Exempt	Tax-Exempt	Tax-Exempt
Government	Federal	Diversified	California	New York
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	—	—	—

—	—	•	•	•

—	—	—	—	—

—	—	—	—	—

—	—	•	•	•

—	—	—	•	•

11

Risks that apply to all Funds:

■	NAV Risk—The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.
■	Credit/ Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. In addition, with respect to the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios, this risk includes the risk of default on foreign letters of credit or guarantees that back municipal securities.
■	Liquidity Risk—The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Risk that applies to the Prime Obligations, Money Market, Government and Federal Portfolios:

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Risks that apply to the Money Market Portfolio:

■	Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.
■	Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry

12

PRINCIPAL RISKS OF THE FUNDS

may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Money Market Portfolio intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risks that apply to the Tax-Exempt Funds:

■	Concentration Risk—The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated. The State of California and many of its local governments are facing substantial fiscal challenges resulting from stagnant economic conditions, particularly in the high technology sector.
■	Tax Risk—The risk that future legislative or administrative changes or court decisions may materially affect the value of a Fund’s portfolio and/or the ability of a Fund to pay federal tax-exempt dividends (in the case of each of these Funds) and state tax-exempt dividends (in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios). These Funds would not be a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of these investments.
■	California/ New York Risks—The Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest primarily in California municipal obligations and New York municipal obligations, respectively. The investments of these Funds will, therefore, be affected by political and economic developments within these states, and by the financial condition of these states, their public authorities and political sub-divisions. If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, and ability to preserve or realize appreciation of capital or liquidity could be adversely affected. The Tax-Exempt California and Tax-Exempt New York Portfolios are classified as “non-diversified” for regulatory purposes. See Appendix A in this Prospectus for more information concerning the risks of investing in California and New York.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

13

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s ILA Shares from year to year for up to the last ten years; and (b) the average annual total returns of a Fund’s ILA Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. You may obtain a Fund’s current yield by calling 1-800-621-2550.

14

FUND PERFORMANCE

Prime Obligations Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.58% Worst Quarter* Q3 ’03 0.17%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

ILA Shares (Inception 1/1/81)	0.79%	3.40%	4.27%	6.54%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

15

Money Market Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.59% Worst Quarter* Q3 ’03 0.18%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

ILA Shares (Inception 1/1/88)	0.84%	3.48%	4.34%	5.08%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

16

FUND PERFORMANCE

Treasury Obligations Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.54% Worst Quarter* Q3 ’03 0.15%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

ILA Shares (Inception 12/1/81)	0.74%	3.25%	4.14%	5.92%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

17

Treasury Instruments Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.48% Worst Quarter* Q3 ’03 0.14%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

ILA Shares (Inception 1/30/91)	0.65%	3.10%	4.04%	4.04%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

18

FUND PERFORMANCE

Government Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.56% Worst Quarter* Q3 ’03 0.16%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

ILA Shares (Inception 1/1/81)	0.73%	3.29%	4.18%	6.37%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

19

Federal Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.56% Worst Quarter* Q3 ’03 0.17%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

ILA Shares (Inception 5/22/89)	0.79%	3.38%	4.27%	4.70%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

20

FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 0.98% Worst Quarter* Q3 ’03 0.12%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

ILA Shares (Inception 3/3/83)	0.68%	2.16%	2.70%	3.68%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

21

Tax-Exempt California Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’95 0.95% Worst Quarter* Q3 ’03 0.11%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

ILA Shares (Inception 10/4/88)	0.61%	1.89%	2.45%	2.99%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

22

FUND PERFORMANCE

Tax-Exempt New York Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 0.94% Worst Quarter* Q3 ’03 0.12%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

ILA Shares (Inception 2/15/91)	0.62%	2.03%	2.56%	2.64%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

23

Fund Fees and Expenses (ILA Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Shares of a Fund.

	Prime	Money	Treasury
	Obligations	Market	Obligations
	Portfolio	Portfolio	Portfolio

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fees	None	None	None
Exchange Fees	None	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees	0.35%	0.35%	0.35%
Other Expenses[2]*	0.09%	0.06%	0.07%

Total Fund Operating Expenses[3]*	0.44%	0.41%	0.42%

See page 26 for all other footnotes.

*	As a result of expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred are as set forth below. The expense limitations may be terminated at any time at the option of the Investment Adviser and, with respect to the expense limitations described in footnote 3, with the approval of the Trustees. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Prime	Money	Treasury
	Obligations	Market	Obligations
	Portfolio[4]	Portfolio[1]	Portfolio[1]

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.35%	0.35%	0.35%
Other Expenses[2]	0.08%	0.06%	0.07%

Total Fund Operating Expenses (after expense limitations)[3]	0.43%	0.41%	0.42%

24

FUND FEES AND EXPENSES

Treasury			Tax-Exempt	Tax-Exempt	Tax-Exempt
Instruments	Government	Federal	Diversified	California	New York
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

None	None	None	None	None	None
None	None	None	None	None	None
None	None	None	None	None	None
None	None	None	None	None	None
None	None	None	None	None	None

0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
0.10%	0.18%	0.06%	0.06%	0.08%	0.12%

0.45%	0.53%	0.41%	0.41%	0.43%	0.47%

Treasury			Tax-Exempt	Tax-Exempt	Tax-Exempt
Instruments	Government	Federal	Diversified	California	New York
Portfolio[4]	Portfolio[4]	Portfolio[1]	Portfolio[1]	Portfolio[1]	Portfolio[4]

0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
0.08%	0.08%	0.06%	0.06%	0.07%	0.08%

0.43%	0.43%	0.41%	0.41%	0.42%	0.43%

25

Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended December 31, 2003.
[2]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s ILA Shares plus all other ordinary expenses not detailed above.
[3]	The Investment Adviser has voluntarily agreed to reduce or limit “Total Fund Operating Expenses” of each Fund such that Total Fund Operating Expenses (excluding taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) will not exceed 0.43% (rounded) of each Fund’s average daily net assets.
[4]	The “Other Expenses” and “Total Fund Operating Expenses” of the Funds (after expense limitations) have been restated to reflect current expense limitations that are expected for the current year. In addition, during the last fiscal year, the Funds incurred certain extraordinary and non-recurring expenses that are not reflected in the table.

26

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in ILA Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Prime Obligations	$45	$141	$246	$555

Money Market	$42	$132	$230	$518

Treasury Obligations	$43	$135	$235	$530

Treasury Instruments	$46	$144	$252	$567

Government	$54	$170	$296	$665

Federal	$42	$132	$230	$518

Tax-Exempt Diversified	$42	$132	$230	$518

Tax-Exempt California	$44	$138	$241	$542

Tax-Exempt New York	$48	$151	$263	$591

Institutions that invest in ILA Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain institutions that invest in ILA Shares may receive other compensation in connection with the sale and distribution of ILA Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

27

Service Providers

INVESTMENT ADVISER

Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, New York, New York 10005, has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs. As of December 31, 2003, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $375.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser also performs the following services for the Funds:

■	Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
■	Administers each Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, certain Funds may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

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SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	December 31, 2003

Prime Obligations	0.35%	0.35%

Money Market	0.35%	0.35%

Treasury Obligations	0.35%	0.35%

Treasury Instruments	0.35%	0.35%

Government	0.35%	0.35%

Federal	0.35%	0.35%

Tax-Exempt Diversified	0.35%	0.35%

Tax-Exempt California	0.35%	0.35%

Tax-Exempt New York	0.35%	0.35%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

29

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust, and John Doe Defendants. In addition, the Prime Obligations Portfolio and Tax-Exempt Diversified Portfolio along with certain other investment portfolios of the Trust (collectively, the “Goldman Sachs Funds”) were named as nominal defendants.

The action, which is brought on behalf of all persons or entities who purchased, redeemed or held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaint alleges, among other things, that during the Class Period, GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and made untrue statements of material fact in registration statements and reports filed pursuant to the Investment Company Act of 1940. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The plaintiffs in the case are seeking compensatory damages; punitive damages; rescission of GSAM’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM believes that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

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Dividends

All or substantially all of each Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed monthly. You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

The income declared as a dividend for the Treasury Obligations Portfolio is based on estimates of net investment income for the Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

31

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ ILA Shares.

HOW TO BUY SHARES

How Can I Purchase Shares Of The Funds?
You may purchase ILA Shares on any business day at their NAV next determined after receipt of an order. Shares begin earning dividends after the receipt of the purchase amount in federal funds. No sales load is charged. You may place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application.

You may send your payment as follows:

■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian); or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), 4900 Sears Tower, 51st Floor, Chicago, Illinois 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

32

SHAREHOLDER GUIDE

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

Dividends begin:
If an effective order and federal funds are received:

Treasury Obligations Portfolio:
■ By 4:00 p.m. New York time	Same business day
■ After 4:00 p.m. New York time	Next business day

Prime Obligations, Money Market, Government, Treasury Instruments and Federal Portfolios:
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios:
■ By 1:00 p.m. New York time	Same business day
■ After 1:00 p.m. New York time	Next business day

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Authorized institutions or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

33

You should contact your institution or intermediary directly to learn whether it is authorized to accept orders for the Trust.

These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds’ ILA Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

In addition to ILA Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than ILA Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?

Minimum initial investment	$50,000 (may be allocated among the Funds)

Minimum account balance	$50,000

Minimum subsequent investments	None

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment and minimum account balance requirement.
■	Reject any purchase order for any reason.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a Social Security

34

SHAREHOLDER GUIDE

Number or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; and (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange ILA Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

35

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by a Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

HOW TO SELL SHARES

How Can I Sell ILA Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its ILA Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under “How Do I Purchase Shares Through A Financial Institution?” You may also take advantage of the check redemption privilege, described below.

36

SHAREHOLDER GUIDE

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor, and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

37

When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the domestic bank account designated on your Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Treasury Obligations Portfolio:
■ By 4:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 4:00 p.m. New York time	Wired next business day	Earned on day request is received

Prime Obligations, Money Market, Government, Treasury Instruments and Federal Portfolios:
■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios:
■ By 12:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 12:00 p.m. New York time	Wired next business day	Earned on day request is received

■	Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

38

SHAREHOLDER GUIDE

What Should I Know About The Check Redemption Privilege?
You may elect to have a special account with State Street for the purpose of redeeming ILA Shares from your account by check.

The following general policies govern the check redemption privilege:

■	You will be provided with a supply of checks when State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.
■	The payee of the check may cash or deposit it just like any other check drawn on a bank.
■	When the check is presented to State Street for payment, a sufficient number of full or fractional ILA Shares will be redeemed to cover the amount of the check.
■	Canceled checks will be returned to you by State Street.
■	The check redemption privilege allows you to receive the dividends declared on the ILA Shares that are to be redeemed until the check is actually processed. Because of this feature, accounts may not be completely liquidated by check.
■	If the amount of the check is greater than the value of the ILA Shares held in your account, the check will be returned unpaid. In this case, you may be subject to extra charges.
■	The Trust reserves the right to limit the availability of, modify or terminate the check redemption privilege at any time with respect to any or all shareholders.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

The Trust reserves the right to:

■	Redeem your shares if your account balance falls below the minimum as a result of a redemption. The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

39

■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at the NAV on the day of reinvestment in additional Institutional Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
You may exchange ILA Shares of a Fund at NAV for shares of the corresponding class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.

40

SHAREHOLDER GUIDE

■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need to Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will Be Sent Regarding Investments In Shares?
Recordholders will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact the Goldman Sachs Funds at 1-800-621-2550. Recordholders will also be provided with an individual monthly statement. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to recordholders. If you purchase shares through an institution or other intermediary, the institution or intermediary is responsible for providing these or other reports to their customers who are the beneficial owners of the Fund shares in accordance with the rules that apply to their accounts with the institution or intermediary.

41

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Each Fund contemplates declaring as dividends each year all or substantially all of its net investment income. Fund distributions of investment income are generally taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Funds that are designated as “exempt interest dividends” are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

42

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

43

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-

44

APPENDIX A

denominated obligations of domestic or, in the case of certain Funds, foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by a Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, a Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, a Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

45

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, mortgages, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations that the Funds invest in are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.

46

APPENDIX A

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender

47

option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss

48

APPENDIX A

to a Fund that invests in municipal obligations. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may invest in custodial receipts representing interests in U.S. Government Securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

49

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities

50

APPENDIX A

■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Special Risks and Policies Applicable to the Tax-Exempt Funds:

Fundamental Policies. As a matter of fundamental policy, at least 80% of the net assets of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 80% of the Tax-Exempt California and Tax-Exempt New York Portfolios’ net assets will be invested in California and New York municipal obligations, respectively, except in extraordinary circumstances.

For these purposes, California and New York municipal obligations are obligations issued by or on behalf of the State of California or the State of New York, respectively, and their respective political subdivisions, agencies and instrumentalities and the government of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax or New York State and New York City personal income tax. Each Tax-Exempt Fund may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York municipal obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of each Tax-Exempt Fund. The Tax-Exempt California and Tax-Exempt New York Portfolios’ distributions of interest from municipal obligations other than California and New York municipal obligations, respectively, may be subject to

51

California and New York State and New York City personal income taxes. In addition, dividends paid by the Portfolios may be subject to state corporate franchise and corporate income taxes, if applicable.

Risks of Investing in California and New York: The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York municipal obligations. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California and New York municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tax-Exempt California Portfolio’s investments can be affected by political and economic developments within the State of California (“California”), and by the financial condition of California’s public authorities and political subdivisions. As of early 2004, California’s economy was beginning to recover from a recession, with moderate growth predicted in 2004 and 2005. Because of sharp revenue drops in the early 2000’s due to the recession and stock market drop, the State had faced budget gaps as high as $38 billion, and accumulated a large budget deficit, part of which is expected to be funded with the issuance of $15 billion of sales-tax backed general obligation bonds approved by the voters in March 2004. Despite this easing of the State’s cash flow shortages, the State still faces a multi-billion dollar structural budget gap which must be addressed for the upcoming 2004-05 fiscal year and future years. California voters in the past have approved amendments to the California Constitution and other measures that limit the taxing and spending authority of California government entities, and future initiatives could result in adverse consequences affecting California municipal obligations. In part as a result of such initiatives, both the State and local governments in California face fiscal difficulties in varying degrees.

These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California municipal obligations. A more detailed discussion of the risks of investing in California is included in the Additional Statement.

The Tax-Exempt New York Portfolio’s investments will be affected by political and economic developments within the State of New York (the “State”), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the “City”). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal obligations to meet their financial obligations. The terrorist attacks of September 11, 2001, which hit the finance and tourism industries of the downstate economy particularly hard, when combined with the numerous recent corporate governance scandals and international tensions, served

52

APPENDIX A

to extend the recession of the State to early 2003, beyond that of the rest of the United States. Although employment losses have stabilized and growth is evident in several sectors, weaker than expected growth for both the national and international economies would weaken the State’s recovery. In addition, while the outlook for the finance industry has brightened, this sector may continue to experience significant volatility and a failure to sustain rises in equity prices and recent levels of financial services activity remains a significant source of risk which could weaken the recovery of the State. A weaker recovery could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal obligations and hurt the Portfolio’s investment performance. Certain substantial issuers of New York municipal obligations (including issuers whose obligations may be acquired by the Fund) have, at times, experienced serious financial difficulties. Strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers’ existing obligations and, possibly, in the obligations of other issuers of New York municipal obligations. Although as of April 1, 2004 no issuers were in default with respect to the payment of their New York municipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York municipal obligations and, consequently, the value of the Fund’s holdings. A more detailed discussion of the risks of investing in New York is included in the Additional Statement.

If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Funds is a diversified fund under the Act (except to the extent that diversification is required by Rule 2a-7 or for federal income tax purposes). Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

53

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request). The information for all periods prior to the period ended December 31, 2000 has been audited by the Funds’ previous independent auditors, who have ceased operations.

PRIME OBLIGATIONS PORTFOLIO

	ILA Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.008	$0.01	0.04	0.06	0.05

Distributions to unit/shareholders	(0.008)	(0.01)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.79%	1.45%	3.79%	6.14%	4.90%

Net assets at end of year (in 000s)	$168,536	$573,280	$443,213	$584,448	$1,095,109

Ratio of net expenses to average net assets	0.44%	0.43%	0.43%	0.43%	0.43%

Ratio of net investment income to average net assets	0.81%	1.42%	3.70%	5.94%	4.79%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.44%	0.44%	0.43%	0.43%	0.43%

Ratio of net investment income to average net assets	0.81%	1.41%	3.70%	5.94%	4.79%

See page 63 for all footnotes.

54

APPENDIX B

MONEY MARKET PORTFOLIO

	ILA Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.008	0.02	0.04	0.06	0.05

Distributions to unit/shareholders	(0.008)	(0.02)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.84%	1.53%	4.02%	6.18%	4.92%

Net assets at end of year (in 000s)	$502,405	$825,207	$1,156,176	$1,753,668	$1,346,765

Ratio of net expenses to average net assets	0.41%	0.41%	0.41%	0.41%	0.41%

Ratio of net investment income to average net assets	0.85%	1.53%	4.13%	6.05%	4.80%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.41%	0.41%	0.41%	0.41%	0.41%

Ratio of net investment income to average net assets	0.85%	1.53%	4.13%	6.05%	4.80%

See page 63 for all footnotes.

55

TREASURY OBLIGATIONS PORTFOLIO

	ILA Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.007	0.01	0.04	0.06	0.05

Distributions to unit/shareholders	(0.007)	(0.01)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.74%	1.42%	3.61%	5.95%	4.63%

Net assets at end of year (in 000s)	$137,679	$297,858	$423,561	$384,023	$404,299

Ratio of net expenses to average net assets	0.42%	0.41%	0.43%	0.42%	0.42%

Ratio of net investment income to average net assets	0.73%	1.36%	3.43%	5.77%	4.50%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.42%	0.41%	0.44%	0.42%	0.42%

Ratio of net investment income to average net assets	0.73%	1.36%	3.42%	5.77%	4.50%

See page 63 for all footnotes.

56

APPENDIX B

TREASURY INSTRUMENTS PORTFOLIO

	ILA Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.007	0.01	0.04	0.05	0.04

Distributions to unit/shareholders	(0.007)	(0.01)	(0.04)	(0.05)	(0.04)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.65%	1.33%	3.59%	5.62%	4.38%

Net assets at end of year (in 000s)	$51,264	$103,658	$203,239	$201,088	$224,609

Ratio of net expenses to average net assets	0.44%	0.43%	0.43%	0.43%	0.43%

Ratio of net investment income to average net assets	0.63%	1.26%	3.49%	5.49%	4.29%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.45%	0.44%	0.47%	0.45%	0.43%

Ratio of net investment income to average net assets	0.62%	1.25%	3.45%	5.47%	4.29%

See page 63 for all footnotes.

57

GOVERNMENT PORTFOLIO

	ILA Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.007	0.01	0.04	0.06	0.05

Distributions to unit/shareholders	(0.007)	(0.01)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.73%	1.33%	3.69%	6.05%	4.77%

Net assets at end of year (in 000s)	$85,709	$81,790	$124,757	$126,034	$205,244

Ratio of net expenses to average net assets	0.44%	0.43%	0.43%	0.43%	0.43%

Ratio of net investment income to average net assets	0.72%	1.34%	3.61%	5.84%	4.64%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.53%	0.53%	0.49%	0.48%	0.45%

Ratio of net investment income to average net assets	0.63%	1.24%	3.55%	5.79%	4.62%

See page 63 for all footnotes.

58

APPENDIX B

FEDERAL PORTFOLIO

	ILA Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.008	0.01	0.04	0.06	0.05

Distributions to unit/shareholders	(0.008)	(0.01)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.79%	1.47%	3.90%	6.03%	4.81%

Net assets at end of year (in 000s)	$1,147,134	$1,814,911	$3,095,942	$4,221,684	$3,171,330

Ratio of net expenses to average net assets	0.41%	0.41%	0.41%	0.40%	0.41%

Ratio of net investment income to average net assets	0.79%	1.47%	3.96%	5.90%	4.72%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.41%	0.41%	0.41%	0.40%	0.41%

Ratio of net investment income to average net assets	0.79%	1.47%	3.96%	5.90%	4.72%

See page 63 for all footnotes.

59

TAX-EXEMPT DIVERSIFIED PORTFOLIO

	ILA Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.007	0.01	0.02	0.04	0.03

Distributions to unit/shareholders	(0.007)	(0.01)	(0.02)	(0.04)	(0.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.68%	1.11%	2.44%	3.74%	2.89%

Net assets at end of year (in 000s)	$722,008	$1,022,037	$1,339,898	$1,732,707	$1,734,623

Ratio of net expenses to average net assets	0.41%	0.41%	0.40%	0.41%	0.42%

Ratio of net investment income to average net assets	0.68%	1.11%	2.43%	3.67%	2.85%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.41%	0.42%	0.41%	0.42%	0.42%

Ratio of net investment income to average net assets	0.68%	1.10%	2.42%	3.66%	2.85%

See page 63 for all footnotes.

60

APPENDIX B

TAX-EXEMPT CALIFORNIA PORTFOLIO

	ILA Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.006	0.01	0.02	0.03	0.03

Distributions to unit/shareholders	(0.006)	(0.01)	(0.02)	(0.03)	(0.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.61%	1.00%	2.08%	3.17%	2.60%

Net assets at end of year (in 000s)	$244,109	$359,166	$305,626	$650,980	$895,469

Ratio of net expenses to average net assets	0.42%	0.43%	0.43%	0.42%	0.42%

Ratio of net investment income to average net assets	0.61%	0.99%	2.13%	3.08%	2.58%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.43%	0.44%	0.45%	0.43%	0.42%

Ratio of net investment income to average net assets	0.60%	0.98%	2.11%	3.07%	2.58%

See page 63 for all footnotes.

61

TAX-EXEMPT NEW YORK PORTFOLIO

	ILA Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.006	0.01	0.02	0.04	0.03

Distributions to unit/shareholders	(0.006)	(0.01)	(0.02)	(0.04)	(0.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.62%	0.99%	2.23%	3.57%	2.76%

Net assets at end of year (in 000s)	$89,518	$128,959	$122,610	$176,618	$160,301

Ratio of net expenses to average net assets	0.44%	0.43%	0.43%	0.43%	0.43%

Ratio of net investment income to average net assets	0.62%	0.98%	2.27%	3.51%	2.73%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.47%	0.47%	0.47%	0.47%	0.44%

Ratio of net investment income to average net assets	0.59%	0.94%	2.23%	3.47%	2.72%

See page 63 for all footnotes.

62

APPENDIX B

Footnotes:

a	Calculated based on the average units/shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on fund distributions.

63

Index

1 General Investment Management Approach

5 Fund Investment Objectives and Strategies

10 Principal Risks of the Funds

14 Fund Performance

24 Fund Fees and Expenses

28 Service Providers

31 Dividends

32 Shareholder Guide
32	How to Buy Shares
36	How to Sell Shares

42 Taxation

43 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

54 Appendix B Financial Highlights

Institutional Liquid Assets Prospectus (ILA Units)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

ILAPROINSTMM

Prospectus

ILA Service (“Units” or “Shares”)

April 29, 2004

 GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

■ Prime Obligations Portfolio

■  Money Market Portfolio

■  Treasury Obligations Portfolio

■  Treasury Instruments Portfolio

■  Government Portfolio

■  Federal Portfolio

■  Tax-Exempt Diversified Portfolio

■  Tax-Exempt California Portfolio

■ Tax-Exempt New York Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as Investment Adviser to the Institutional Liquid Assets Portfolios (the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

Investment Process

1. Managing Credit Risk

The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research—The Credit Department, a separate operating entity of Goldman, Sachs & Co., (“Goldman Sachs”), approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

1

2. Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (“WAM”) target—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	Each Fund’s investors and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

Benchmarks for the Money Market Funds are the iMoneyNet, Inc. Indices. Each Fund uses the iMoneyNet Index which best corresponds to the Fund’s eligible investments.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

■	The Funds: Each Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, each Fund may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

■	Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and Government Portfolios.
■	Tax-Advantaged Funds: Treasury Instruments and Federal Portfolios.
■	Tax-Exempt Funds: Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios.

■	The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
■	NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity: Not more than 90 days (as required by Rule 2a-7).
■	Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund (except the Tax-Exempt California and Tax-Exempt New York Portfolios’ objectives of providing shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively) cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Portfolio’s policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
■	Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with these

3

exceptions: (a) the Tax-Exempt California and Tax-Exempt New York Portfolios may each invest up to 25% of their total assets in five or fewer issuers; and (b) each of the other Funds may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

4

Fund Investment Objectives
and Strategies

INVESTMENT OBJECTIVES

Taxable and Tax-Advantaged Funds:

The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Portfolios seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

The Prime Obligations and Money Market Portfolios pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Portfolio may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments.

The Treasury Obligations Portfolio pursues its investment objective by investing only in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Portfolio pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements relating to such securities.

The Treasury Instruments and Federal Portfolios pursue their investment objectives by limiting their investments only to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Portfolios (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

Tax-Exempt Funds:

The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal obligations.

In addition, the Tax-Exempt California and Tax-Exempt New York Portfolios seek to provide shareholders with income exempt from California personal income tax and New York State and New York City personal income taxes, respectively, by investing in obligations the interest on which is exempt from these taxes. (These instruments are called “California obligations” and “New York obligations” in this Prospectus.)

The Tax-Exempt Funds pursue their investment objectives by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax (“AMT”).

5

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

    Investment Policies Matrix

	U.S. Treasury	U.S. Government	Bank	Commercial
Fund	Obligations	Securities	Obligations	Paper

Prime Obligations	■[1]	■	■ U.S. banks only[2]	■

Money Market	■[1]	■	■ Over 25% of total assets must be invested in U.S. and foreign (US$) banks[3]	■ U.S. and foreign (US$) commercial paper

Treasury Obligations	■[4]

Treasury Instruments	■[4]

Government	■[1]	■

Federal	■[1]	■

Tax-Exempt Diversified				■ Tax-exempt only

Tax-Exempt California				■ Tax-exempt only

Tax-Exempt New York				■ Tax-exempt only

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	Including foreign branches of U.S. banks.
[3]	If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits), the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
[4]	Issued by the U.S. Treasury.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Short-Term
Obligations of		Asset-Backed and	Foreign
Corporations and	Repurchase	Receivables-Backed	Government
Other Entities	Agreements	Securities[5]	Obligations (US$)

■ U.S. entities only	■	■

■ U.S. and foreign (US$) entities	■	■	■[6]

■

■

■ (Does not intend to invest)

[5]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
[6]	The Money Market Portfolio may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

7

Investment Policies Matrix continued

		Custodial	Unrated	Investment
Fund	Municipals	Receipts	Securities[9]	Companies

Prime Obligations	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Money Market	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Treasury Obligations

Treasury Instruments

Government				■
Up to 10% of total assets in other investment companies

Federal

Tax-Exempt Diversified	■	■	■	■
	At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances)[8]			Up to 10% of total assets in other investment companies

Tax-Exempt California	At least 80% of net assets in tax-exempt municipal obligations and at least 80% of net assets in California obligations (except in extraordinary circumstances)[8]	■	■	■ Up to 10% of total assets in other investment companies

Tax-Exempt New York	At least 80% of net assets in tax-exempt municipal obligations and at least 80% of net assets in New York obligations (except in extraordinary circumstances)[8]	■	■	■ Up to 10% of total assets in other investment companies

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[7]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.
[8]	Ordinarily expect that 100% of a Fund’s assets will be invested in municipal obligations, but the Funds may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
[9]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
[10]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of a Fund’s net assets under normal market conditions.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Private		Summary of
Activity	Credit	Taxation for
Bonds	Quality[9]	Distributions[14]	Miscellaneous

■	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

■	First Tier[12]	Taxable federal and state [15]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and generally exempt from state taxation	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and generally exempt from state taxation	Under extraordinary circumstances, may hold cash, U.S. Government Securities subject to state taxation or cash equivalents. Reverse repurchase agreements not permitted.

■ Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier [13]	Tax-exempt federal and taxable state[16]	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

■ Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier [13]	Tax-exempt federal and California State	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

■ (not more than 20% of net assets)[11]	First[12] or Second Tier [13]	Tax-exempt federal, New York State and New York City	May invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

[11]	No more than 25% of the value of a Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.

[12]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[13]	Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
[14]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[15]	Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.
[16]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Prime	Money	Treasury	Treasury
• Applicable	Obligations	Market	Obligations	Instruments
— Not applicable	Portfolio	Portfolio	Portfolio	Portfolio

NAV	•	•	•	•
Interest Rate	•	•	•	•
Credit/ Default	•	•	•	•
Liquidity	•	•	•	•
U.S. Government Securities	•	•	—	—
Concentration	—	—	—	—
Foreign	—	•	—	—
Banking Industry	—	•	—	—
Tax	—	—	—	—
California/ New York	—	—	—	—

10

PRINCIPAL RISKS OF THE FUNDS

		Tax-Exempt	Tax-Exempt	Tax-Exempt
Government	Federal	Diversified	California	New York
Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	•	•	•

•	•	—	—	—

—	—	•	•	•

—	—	—	—	—

—	—	—	—	—

—	—	•	•	•

—	—	—	•	•

11

Risks that apply to all Funds:

■	NAV Risk—The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.
■	Credit/ Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. In addition, with respect to the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios, this risk includes the risk of default on foreign letters of credit or guarantees that back municipal securities.
■	Liquidity Risk—The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Risk that applies to the Prime Obligations, Money Market, Government and Federal Portfolios:

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Risks that apply to the Money Market Portfolio:

■	Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Portfolio may not invest more than 25% of its total assets in the securities of any one foreign government.
■	Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry

12

PRINCIPAL RISKS OF THE FUNDS

may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Money Market Portfolio intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

Risks that apply to the Tax-Exempt Funds:

■	Concentration Risk—The risk that if a Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated. The State of California and many of its local governments are facing substantial fiscal challenges resulting from stagnant economic conditions, particularly in the high technology sector.
■	Tax Risk—The risk that future legislative or administrative changes or court decisions may materially affect the value of a Fund’s portfolio and/or the ability of a Fund to pay federal tax-exempt dividends (in the case of each of these Funds) and state tax-exempt dividends (in the case of the Tax-Exempt California and Tax-Exempt New York Portfolios). These Funds would not be a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of these investments.
■	California/ New York Risks—The Tax-Exempt California and Tax-Exempt New York Portfolios intend to invest primarily in California municipal obligations and New York municipal obligations, respectively. The investments of these Funds will, therefore, be affected by political and economic developments within these states, and by the financial condition of these states, their public authorities and political sub-divisions. If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, and ability to preserve or realize appreciation of capital or liquidity could be adversely affected. The Tax-Exempt California and Tax-Exempt New York Portfolios are classified as “non-diversified” for regulatory purposes. See Appendix A in this Prospectus for more information concerning the risks of investing in California and New York.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

13

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Service Shares from year to year for up to the last ten years; and (b) the average annual total returns of a Fund’s Service Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. You may obtain a Fund’s current yield by calling 1-800-621-2550.

14

FUND PERFORMANCE

Prime Obligations Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.48% Worst Quarter* Q3 ’03 0.07%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

Service Shares (Inception 6/1/90)	0.39%	2.98%	3.86%	4.02%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

15

Money Market Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.49% Worst Quarter* Q4 ’03 0.08%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

Service Shares (Inception 6/1/90)	0.44%	3.07%	3.92%	4.07%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

16

FUND PERFORMANCE

Treasury Obligations Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.44% Worst Quarter* Q4 ’03 0.05%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

Service Shares (Inception 6/1/90)	0.34%	2.84%	3.72%	3.88%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

17

Treasury Instruments Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.38% Worst Quarter* Q4 ’03 0.04%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

Service Shares (Inception 1/30/91)	0.25%	2.69%	3.62%	3.62%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

18

FUND PERFORMANCE

Government Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.46% Worst Quarter* Q3 ’03 0.05%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

Service Shares (Inception 7/1/90)	0.33%	2.88%	3.77%	3.90%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

19

Federal Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.46% Worst Quarter* Q4 ’03 0.07%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

Service Shares (Inception 5/15/93)	0.39%	2.97%	3.85%	3.77%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

20

FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 0.88% Worst Quarter* Q3 ’03 0.04%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

Service Shares (Inception 7/2/90)	0.33%	1.77%	2.30%	2.50%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

21

Tax-Exempt California Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’00 0.77% Worst Quarter* Q3 ’03 0.04%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Service Shares (Inception 9/15/97)	0.34%	1.51%	1.72%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

22

FUND PERFORMANCE

Tax-Exempt New York Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 0.84% Worst Quarter* Q3 ’03 0.05%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Service Shares (Inception 9/15/97)	0.32%	1.64%	1.86%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

23

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Service Shares of a Fund.

	Prime		Money		Treasury
	Obligations		Market		Obligations
	Portfolio		Portfolio		Portfolio

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None		None		None
Maximum Deferred Sales Charge (Load)	None		None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees	None		None		None
Exchange Fees	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees	0.35%		0.35%		0.35%
Other Expenses*	0.49%		0.46%		0.47%
Service Fees[2]		0.25%		0.25%		0.25%
Shareholder Administration Fees[3]		0.15%		0.15%		0.15%
All Other Expenses[4]		0.09%		0.06%		0.07%

Total Fund Operating Expenses[5]*	0.84%		0.81%		0.82%

See page 26 for all other footnotes

*	As a result of waivers and expense limitations, the “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred are set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser and, with respect to the expense limitations described in footnote 4, with the approval of the Trustees. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Prime		Money		Treasury
	Obligations		Market		Obligations
	Portfolio[6]		Portfolio[1]		Portfolio[1]

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.35%		0.35%		0.35%
Other Expenses	0.48%		0.46%		0.47%
Service Fees[2]		0.25%		0.25%		0.25%
Shareholder Administration Fees[3]		0.15%		0.15%		0.15%
All Other Expenses[4]		0.08%		0.06%		0.07%

Total Fund Operating Expenses (after waivers and expense limitations)[5]	0.83%		0.81%		0.82%

24

FUND FEES AND EXPENSES

Treasury						Tax-Exempt		Tax-Exempt		Tax-Exempt
Instruments		Government		Federal		Diversified		California		New York
Portfolio		Portfolio		Portfolio		Portfolio		Portfolio		Portfolio

None		None		None		None		None		None
None		None		None		None		None		None

None		None		None		None		None		None
None		None		None		None		None		None
None		None		None		None		None		None

0.35%		0.35%		0.35%		0.35%		0.35%		0.35%
0.50%		0.58%		0.46%		0.46%		0.48%		0.52%
	0.25%		0.25%		0.25%		0.25%		0.25%		0.25%
	0.15%		0.15%		0.15%		0.15%		0.15%		0.15%
	0.10%		0.18%		0.06%		0.06%		0.08%		0.12%

0.85%		0.93%		0.81%		0.81%		0.83%		0.87%

Treasury						Tax-Exempt		Tax-Exempt		Tax-Exempt
Instruments		Government		Federal		Diversified		California		New York
Portfolio[6]		Portfolio[6]		Portfolio[1]		Portfolio[6]		Portfolio[6]		Portfolio[6]

0.35%		0.35%		0.35%		0.35%		0.35%		0.35%
0.48%		0.48%		0.46%		0.46%		0.44%		0.45%
	0.25%		0.25%		0.25%		0.25%		0.25%		0.25%
	0.15%		0.15%		0.15%		0.15%		0.12%		0.12%
	0.08%		0.08%		0.06%		0.06%		0.07%		0.08%

0.83%		0.83%		0.81%		0.81%		0.79%		0.80%

25

Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended December 31, 2003.
[2]	Service Organizations may charge other fees directly to their customers who are the beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return such customers realize with respect to their investments.
[3]	As of December 31, 2003, Goldman Sachs was voluntarily limiting the shareholder administration fees of the Tax-Exempt California and Tax-Exempt New York Portfolios equal to 0.12% of the average daily net assets of the Service Shares of the respective Portfolios. These limitations may be terminated at any time at the option of Goldman Sachs. If this occurs, shareholder administration fees will increase to 0.15% of such Portfolio’s average daily net assets.
[4]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Fund’s Service Shares plus all other ordinary expenses not detailed above.
[5]	The Investment Adviser has voluntarily agreed to reduce or limit “Total Fund Operating Expenses” of each Fund such that Total Fund Operating Expenses (excluding service fees, shareholder administration fees, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) will not exceed 0.43% of each Fund’s average daily net assets.
[6]	The “Other Expenses” and “Total Fund Operating Expenses” of the Funds (after any waivers and expense limitations) have been restated to reflect current expense limitations that are expected for the current year. In addition, during the last fiscal year, the Funds incurred certain extraordinary and non-recurring expenses that are not reflected in the table. The Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios have adjusted their prior year end expense ratios to reflect reductions in the service fee waiver.

26

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Prime Obligations	$86	$268	$466	$1,037

Money Market	$83	$259	$450	$1,002

Treasury Obligations	$84	$262	$455	$1,014

Treasury Instruments	$87	$271	$471	$1,049

Government	$95	$296	$515	$1,143

Federal	$83	$259	$450	$1,002

Tax-Exempt Diversified	$83	$259	$450	$1,002

Tax-Exempt California	$85	$265	$460	$1,025

Tax-Exempt New York	$89	$278	$482	$1,073

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

27

Service Providers

INVESTMENT ADVISER

Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, New York, New York 10005, has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs. As of December 31, 2003, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $375.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser also performs the following services for the Funds:

■	Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
■	Administers each Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, certain Funds may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

28

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	December 31, 2003

Prime Obligations	0.35%	0.35%

Money Market	0.35%	0.35%

Treasury Obligations	0.35%	0.35%

Treasury Instruments	0.35%	0.35%

Government	0.35%	0.35%

Federal	0.35%	0.35%

Tax-Exempt Diversified	0.35%	0.35%

Tax-Exempt California	0.35%	0.35%

Tax-Exempt New York	0.35%	0.35%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

29

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust, and John Doe Defendants. In addition, the Prime Obligations Portfolio and Tax-Exempt Diversified Portfolio along with certain other investment portfolios of the Trust (collectively the “Goldman Sachs Funds”) were named as nominal defendants.

The action, which is brought on behalf of all persons or entities who purchased, redeemed or held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaint alleges, among other things, that during the Class Period, GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and made untrue statements of material fact in registration statements and reports filed pursuant to the Investment Company of 1940. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The plaintiffs in the case are seeking compensatory damages; punitive damages; rescission of GSAM’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM believes that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

30

Dividends

All or substantially all of each Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed monthly. You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

The income declared as a dividend for the Treasury Obligations Portfolio is based on estimates of net investment income for the Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

31

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Funds?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund’s receipt of the purchase amount in federal funds. No sales load is charged.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Application.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee

32

SHAREHOLDER GUIDE

Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

Service Organizations may send their payments as follows:

■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian); or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Treasury Obligations Portfolio:
■ By 4:00 p.m. New York time	Same business day
■ After 4:00 p.m. New York time	Next business day

Prime Obligations, Money Market, Government, Treasury Instruments and Federal Portfolios:
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios:
■ By 1:00 p.m. New York time	Same business day
■ After 1:00 p.m. New York time	Next business day

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services; and
■	Shareholder administration services.

Personal and account maintenance services include:

■	Providing facilities to answer inquiries and responding to correspondence with the Service Organization’s customers

33

■	Acting as liaison between the Service Organization’s customers and the Trust
■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing confirmation statements and payments for customers
■	Facilitating the inclusion of the Funds in customer accounts, products and services

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.15% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Funds that are attributable to or held in the name of a Service Organization for its customers. In addition, GSAM, at its own expense, may pay a Service Organization up to 0.10% of the average daily net assets of the Service Shares of the Fund, which are attributable to or held in the name of the Service Organization for its customers. The compensation paid by GSAM does not represent an additional expense to a Fund or its shareholders, since it will be paid from the assets of GSAM.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection

34

SHAREHOLDER GUIDE

with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?
The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment and minimum account balance requirement.
■	Reject any purchase order for any reason.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a Social Security Number or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; and (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all

35

required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Service Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time or such later time as the New York Stock Exchange or NASDAQ market may officially close). Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by a Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion

36

SHAREHOLDER GUIDE

and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Funds?
Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under “What Do I Need To Know About Service Organizations?” A redemption may also be made with respect to certain Funds by means of the check redemption privilege.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor, and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The

37

written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the domestic bank account designated on a Service Organization’s Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Treasury Obligations Portfolio:
■ By 4:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 4:00 p.m. New York time	Wired next business day	Earned on day request is received

Prime Obligations, Money Market, Government, Treasury Instruments and Federal Portfolios:
■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

Tax-Exempt Diversified, Tax- Exempt California and Tax-Exempt New York Portfolios:
■ By 12:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 12:00 p.m. New York time	Wired next business day	Earned on day request is received

■	Although redemption proceeds will normally be wired as described above, each Fund reserves the right to pay redemption proceeds up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

38

SHAREHOLDER GUIDE

What Should I Know About The Check Redemption Privilege?
A Service Organization may elect to have a special account with State Street for the purpose of redeeming Service Shares from its account by check. The following general policies govern the check redemption privilege:

■	The Service Organization will be provided with a supply of checks when State Street receives a completed signature card and authorization form. Checks drawn on the account may be payable to the order of any person in any amount over $500, but cannot be certified.
■	The payee of the check may cash or deposit it just like any other check drawn on a bank.
■	When the check is presented to State Street for payment, a sufficient number of full or fractional Service Shares will be redeemed to cover the amount of the check.
■	Canceled checks will be returned to the Service Organization by State Street.
■	The check redemption privilege allows a Service Organization to receive the dividends declared on the Service Shares that are to be redeemed until the check is actually processed. Because of this feature, accounts may not be completely liquidated by check.
■	If the amount of the check is greater than the value of the Service Shares held in the Service Organization’s account, the check will be returned unpaid. In this case, the Service Organization may be subject to extra charges.
■	The Trust reserves the right to limit the availability of, modify or terminate the check redemption privilege at any time with respect to any or all Service Organizations.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Service Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts

39

with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Redeem the shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at the NAV on the day of reinvestment in additional Service Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Service Shares of a Fund at NAV for shares of the corresponding class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.

40

SHAREHOLDER GUIDE

■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments In Service Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organizations. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Each Fund contemplates declaring as dividends each year all or substantially all of its net investment income. Fund distributions of investment income are generally taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Funds that are designated as “exempt interest dividends” are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

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Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-

44

APPENDIX A

denominated obligations of domestic or, in the case of certain Funds, foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by a Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, a Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, a Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

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Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, mortgages, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations that the Funds invest in are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.

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APPENDIX A

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender

47

option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss

48

APPENDIX A

to a Fund that invests in municipal obligations. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may invest in custodial receipts representing interests in U.S. Government Securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

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Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities

50

APPENDIX A

■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Special Risks and Policies Applicable to the Tax-Exempt Funds:

Fundamental Policies. As a matter of fundamental policy, at least 80% of the net assets of the Tax-Exempt Diversified, Tax-Exempt California and Tax-Exempt New York Portfolios will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 80% of the Tax-Exempt California and Tax-Exempt New York Portfolios’ net assets will be invested in California and New York municipal obligations, respectively, except in extraordinary circumstances.

For these purposes, California and New York municipal obligations are obligations issued by or on behalf of the State of California or the State of New York, respectively, and their respective political subdivisions, agencies and instrumentalities and the government of Puerto Rico, the U.S. Virgin Islands and Guam, the interest from which is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax or New York State and New York City personal income tax. Each Tax-Exempt Fund may temporarily invest in taxable money market instruments or, in the case of the Tax-Exempt California and New York Portfolios, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York municipal obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture. Investments in taxable money market instruments will be limited to those meeting the quality standards of each Tax-Exempt Fund. The Tax-Exempt California and Tax-Exempt New York Portfolios’ distributions of interest from municipal obligations other than California and New York municipal obligations, respectively, may be subject to

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California and New York State and New York City personal income taxes. In addition, dividends paid by the Portfolios may be subject to state corporate franchise and corporate income taxes, if applicable.

Risks of Investing in California and New York: The Tax-Exempt California and Tax-Exempt New York Portfolios concentrate their investments in California and New York municipal obligations. Consequently, these Funds are more susceptible to factors adversely affecting issuers of California and New York municipal obligations, and may be riskier than comparable municipal bond funds and money market funds that do not emphasize these issuers to this degree.

The Tax-Exempt California Portfolio’s investments can be affected by political and economic developments within the State of California (“California”), and by the financial condition of California’s public authorities and political subdivisions. As of early 2004, California’s economy was beginning to recover from a recession, with moderate growth predicted in 2004 and 2005. Because of sharp revenue drops in the early 2000’s due to the recession and stock market drop, the State had faced budget gaps as high as $38 billion, and accumulated a large budget deficit, part of which is expected to be funded with the issuance of $15 billion of sales-tax backed general obligation bonds approved by the voters in March 2004. Despite this easing of the State’s cash flow shortages, the State still faces a multi-billion dollar structural budget gap which must be addressed for the upcoming 2004-05 fiscal year and future years. California voters in the past have approved amendments to the California Constitution and other measures that limit the taxing and spending authority of California government entities, and future initiatives could result in adverse consequences affecting California municipal obligations. In part as a result of such initiatives, both the State and local governments in California face fiscal difficulties in varying degrees.

These factors, among others (including the outcome of related pending litigation), could reduce the credit standing of certain issuers of California municipal obligations. A more detailed discussion of the risks of investing in California is included in the Additional Statement.

The Tax-Exempt New York Portfolio’s investments will be affected by political and economic developments within the State of New York (the “State”), and by the financial conditions of the State, its public authorities and political subdivisions, particularly the City of New York (the “City”). The State and the City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal obligations to meet their financial obligations. The terrorist attacks of September 11, 2001, which hit the finance and tourism industries of the downstate economy particularly hard, when combined with the numerous recent corporate governance scandals and international tensions, served

52

APPENDIX A

to extend the recession of the State to early 2003, beyond that of the rest of the United States. Although employment losses have stabilized and growth is evident in several sectors, weaker than expected growth for both the national and international economies would weaken the State’s recovery. In addition, while the outlook for the finance industry has brightened, this sector may continue to experience significant volatility and a failure to sustain rises in equity prices and recent levels of financial services activity remains a significant source of risk which could weaken the recovery of the State. A weaker recovery could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal obligations and hurt the Portfolio’s investment performance. Certain substantial issuers of New York municipal obligations (including issuers whose obligations may be acquired by the Fund) have, at times, experienced serious financial difficulties. Strong demand for New York municipal obligations has also at times had the effect of permitting New York municipal obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York municipal obligations could result in defaults or declines in the market values of those issuers’ existing obligations and, possibly, in the obligations of other issuers of New York municipal obligations. Although as of April 1, 2004 no issuers were in default with respect to the payment of their New York municipal obligations, the occurrence of any such default could materially affect adversely the market values and marketability of all New York municipal obligations and, consequently, the value of the Fund’s holdings. A more detailed discussion of the risks of investing in New York is included in the Additional Statement.

If California, New York, or any of their local governmental entities are unable to meet their financial obligations, the corresponding Fund’s income, NAV, ability to preserve or realize appreciation of capital or liquidity could be adversely affected. Also, neither of these Funds is a diversified fund under the Act (except to the extent that diversification is required by Rule 2a-7 or for federal income tax purposes). Because they may invest a larger percentage of their assets in the securities of fewer issuers than do diversified funds, these Funds may be exposed to greater risk in that an adverse change in the condition of one or a small number of issuers would have a greater impact on them.

53

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request). The information for all periods prior to the period ended December 31, 2000 has been audited by the Funds’ previous independent auditors, who have ceased operations.

PRIME OBLIGATIONS PORTFOLIO

	ILA Service Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.004	0.01	0.03	0.06	0.04

Distributions to unit/shareholders	(0.004)	(0.01)	(0.03)	(0.06)	(0.04)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.39%	1.05%	3.38%	5.72%	4.48%

Net assets at end of year (in 000s)	$172,154	$179,945	$152,735	$170,446	$92,975

Ratio of net expenses to average net assets	0.84%	0.83%	0.83%	0.83%	0.83%

Ratio of net investment income to average net assets	0.39%	1.03%	3.25%	5.63%	4.33%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.84%	0.84%	0.83%	0.83%	0.83%

Ratio of net investment income to average net assets	0.39%	1.02%	3.25%	5.63%	4.33%

See page 63 for all footnotes.

54

APPENDIX B

MONEY MARKET PORTFOLIO

	ILA Service Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.004	0.01	0.04	0.06	0.04

Distributions to unit/shareholders	(0.004)	(0.01)	(0.04)	(0.06)	(0.04)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.44%	1.12%	3.61%	5.76%	4.50%

Net assets at end of year (in 000s)	$294,025	$302,354	$312,776	$346,427	$383,932

Ratio of net expenses to average net assets	0.81%	0.81%	0.81%	0.81%	0.81%

Ratio of net investment income to average net assets	0.44%	1.12%	3.55%	5.63%	4.42%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.81%	0.81%	0.81%	0.81%	0.81%

Ratio of net investment income to average net assets	0.44%	1.12%	3.55%	5.63%	4.42%

See page 63 for all footnotes.

55

TREASURY OBLIGATIONS PORTFOLIO

	ILA Service Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.003	0.01	0.03	0.05	0.04

Distributions to unit/shareholders	(0.003)	(0.01)	(0.03)	(0.05)	(0.04)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.34%	1.02%	3.20%	5.52%	4.22%

Net assets at end of year (in 000s)	$709,869	$2,222,340	$1,379,621	$493,259	$264,787

Ratio of net expenses to average net assets	0.82%	0.81%	0.83%	0.82%	0.82%

Ratio of net investment income to average net assets	0.36%	0.93%	2.70%	5.49%	4.19%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.82%	0.81%	0.84%	0.82%	0.82%

Ratio of net investment income to average net assets	0.36%	0.93%	2.69%	5.49%	4.19%

See page 63 for all footnotes.

56

APPENDIX B

TREASURY INSTRUMENTS PORTFOLIO

	ILA Service Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.003	0.01	0.03	0.05	0.04

Distributions to unit/shareholders	(0.003)	(0.01)	(0.03)	(0.05)	(0.04)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.25%	0.92%	3.18%	5.20%	3.96%

Net assets at end of year (in 000s)	$362,436	$430,601	$247,064	$104,076	$306,483

Ratio of net expenses to average net assets	0.84%	0.83%	0.83%	0.83%	0.83%

Ratio of net investment income to average net assets	0.21%	0.84%	2.67%	4.96%	3.90%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.85%	0.84%	0.87%	0.85%	0.83%

Ratio of net investment income to average net assets	0.20%	0.83%	2.63%	4.94%	3.90%

See page 63 for all footnotes.

57

GOVERNMENT PORTFOLIO

	ILA Service Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.003	0.01	0.03	0.05	0.04

Distributions to unit/shareholders	(0.003)	(0.01)	(0.03)	(0.05)	(0.04)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.33%	0.93%	3.28%	5.63%	4.35%

Net assets at end of year (in 000s)	$52,171	$81,178	$57,800	$50,733	$79,847

Ratio of net expenses to average net assets	0.84%	0.83%	0.83%	0.83%	0.83%

Ratio of net investment income to average net assets	0.34%	0.91%	3.15%	5.42%	4.24%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.93%	0.93%	0.89%	0.88%	0.85%

Ratio of net investment income to average net assets	0.25%	0.81%	3.09%	5.37%	4.22%

See page 63 for all footnotes.

58

APPENDIX B

FEDERAL PORTFOLIO

	ILA Service Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.004	0.01	0.03	0.05	0.04

Distributions to unit/shareholders	(0.004)	(0.01)	(0.03)	(0.05)	(0.04)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.39%	1.06%	3.48%	5.61%	4.39%

Net assets at end of year (in 000s)	$285,290	$279,916	$291,750	$278,002	$284,382

Ratio of net expenses to average net assets	0.81%	0.81%	0.81%	0.80%	0.81%

Ratio of net investment income to average net assets	0.37%	1.05%	3.38%	5.48%	4.30%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.81%	0.81%	0.81%	0.80%	0.81%

Ratio of net investment income to average net assets	0.37%	1.05%	3.38%	5.48%	4.30%

See page 63 for all footnotes.

59

TAX-EXEMPT DIVERSIFIED PORTFOLIO

	ILA Service Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.003	0.01	0.02	0.03	0.02

Distributions to unit/shareholders	(0.003)	(0.01)	(0.02)	(0.03)	(0.02)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.33%	0.71%	2.03%	3.33%	2.48%

Net assets at end of year (in 000s)	$14,285	$34,183	$74,461	$51,389	$20,991

Ratio of net expenses to average net assets	0.75%	0.81%	0.80%	0.81%	0.82%

Ratio of net investment income to average net assets	0.36%	0.70%	1.83%	3.26%	2.41%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.81%	0.82%	0.81%	0.82%	0.82%

Ratio of net investment income to average net assets	0.30%	0.69%	1.82%	3.25%	2.41%

See page 63 for all footnotes.

60

APPENDIX B

TAX-EXEMPT CALIFORNIA PORTFOLIO

	ILA Service Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.003	0.01	0.02	0.03	0.02

Distributions to unit/shareholders	(0.003)	(0.01)	(0.02)	(0.03)	(0.02)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.34%	0.60%	1.67%	2.76%	2.19%

Net assets at end of year (in 000s)	$2	$284	$84	$63	$27,229

Ratio of net expenses to average net assets	0.66%	0.83%	0.83%	0.82%	0.82%

Ratio of net investment income to average net assets	0.47%	0.61%	1.84%	2.22%	2.39%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.83%	0.84%	0.85%	0.83%	0.82%

Ratio of net investment income to average net assets	0.30%	0.60%	1.82%	2.21%	2.39%

See page 63 for all footnotes.

61

TAX-EXEMPT NEW YORK PORTFOLIO

	ILA Service Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.003	0.01	0.02	0.03	0.02

Distributions to unit/shareholders	(0.003)	(0.01)	(0.02)	(0.03)	(0.02)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.32%	0.59%	1.81%	3.15%	2.35%

Net assets at end of year (in 000s)	$124	$123	$315	$303	$2

Ratio of net expenses to average net assets	0.74%	0.83%	0.83%	0.83%	0.83%

Ratio of net investment income to average net assets	0.32%	0.58%	2.08%	3.33%	2.29%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.87%	0.87%	0.87%	0.87%	0.84%

Ratio of net investment income to average net assets	0.19%	0.54%	2.04%	3.29%	2.28%

See page 63 for all footnotes.

62

APPENDIX B

Footnotes:

a	Calculated based on the average units/shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on fund distributions.

63

Index

1 General Investment Management Approach

5 Fund Investment Objectives and Strategies

10 Principal Risks of the Funds

14 Fund Performance

24 Fund Fees and Expenses

28 Service Providers

31 Dividends

32 Shareholder Guide
32	How to Buy Shares
37	How to Sell Shares

42 Taxation

43 Appendix A Additional Information On Portfolio Risks, Securities And Techniques

54 Appendix B Financial Highlights

Institutional Liquid Assets Prospectus (ILA Service Units)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text-only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

ILAPROSVCMM

Prospectus

ILA Service, ILA Class B and Class C (“Units” or “Shares”)

April 29, 2004

 GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

Prime Obligations Portfolio ■ ILA Service (“Units” or “Shares”), ■ ILA Class B and Class C (“Units” or “Shares”) Tax-Exempt Diversified Portfolio ■ ILA Service (“Units” or “Shares”)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

'

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as Investment Adviser to the Institutional Liquid Assets Portfolios (the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Money Market Funds are managed to seek the preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

Investment Process
1. Managing Credit Risk

The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research—The Credit Department, a separate operating entity of Goldman, Sachs & Co. (“Goldman Sachs”), approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

1

2. Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (“WAM”) target—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	Each Fund’s investors and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

Benchmarks for the Money Market Funds are the iMoneyNet, Inc. Indices. Each Fund uses the iMoneyNet Index which best corresponds to the Fund’s eligible investments.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

■	The Funds: Each Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, each Fund may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria, including those conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

■	Taxable Fund: Prime Obligations Portfolio
■	Tax-Exempt Fund: Tax-Exempt Diversified Portfolio

■	The Investors: The Funds are designed for investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges.
■	NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity: Not more than 90 days (as required by Rule 2a-7).
■	Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions and the investment objective of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
■	Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer except that each Fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

3

Fund Investment Objectives and Strategies

INVESTMENT OBJECTIVES

Taxable Fund:

The Prime Obligations Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

The Prime Obligations Portfolio pursues its investment objective by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements.

Tax-Exempt Fund:

The Tax-Exempt Diversified Portfolio seeks to provide shareholders, to the extent consistent with the preservation of capital and prescribed portfolio standards, with a high level of income exempt from federal income tax by investing primarily in municipal obligations.

The Tax-Exempt Diversified Portfolio pursues its investment objective by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax (“AMT”).

4

FUND INVESTMENT OBJECTIVES AND STRATEGIES

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences between the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

Investment Policies Matrix

	Prime	Tax-Exempt
	Obligations	Diversified
	Portfolio	Portfolio

U.S. Treasury Obligations	■[1]

U.S. Government Securities	■

Bank Obligations	■ U.S. banks only[2]

Commercial Paper	■	■ Tax-exempt only

Short-Term Obligations of Corporations and Other Entities	■ U.S. entities only

Repurchase Agreements	■

Asset-Backed and Receivables-Backed Securities[3]	■

Municipals	■[4]	■
At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances)[5]

Custodial Receipts	■	■

Unrated Securities[6]	■	■

Investment Companies	■	■
	Up to 10% of total assets in other investment companies	Up to 10% of total assets in other investment companies

Private Activity Bonds	■	■ Does not intend to invest[7]

Credit Quality[6]	First Tier[8]	First Tier[8] and Second Tier[9]

5

	Prime	Tax-Exempt
	Obligations	Diversified
	Portfolio	Portfolio

Summary of Taxation for Distributions[10]	Taxable federal and state[11]	Tax-exempt federal and taxable state[12]

Miscellaneous	Reverse repurchase agreements not permitted	May (but does not currently
intend to) invest up to 20%
of net assets in securities
subject to AMT and may
temporarily invest in the
taxable money market
instruments described
herein. Reverse repurchase
agreements not permitted.

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	Including foreign branches of U.S. banks.
[3]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
[4]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.
[5]	Ordinarily expect that 100% of the Fund’s assets will be invested in municipal obligations, but the Fund may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
[6]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
[7]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of the Fund’s net assets under normal market conditions. No more than 25% of the value of the Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
[8]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[9]	Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
[10]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[11]	Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.
[12]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

6

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

	Prime	Tax-Exempt
• Applicable	Obligations	Diversified
— Not applicable	Portfolio	Portfolio

NAV	•	•
Interest Rate	•	•
Credit/Default	•	•
Liquidity	•	•
U.S. Government Securities	•	—
Concentration	—	•
Tax	—	•

Risks that apply to each Fund:

■	NAV Risk—The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.
■	Credit/Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. In addition, with respect to the Tax-Exempt Diversified Portfolio, this risk includes the risk of default on foreign letters of credit or guarantees that back municipal securities.
■	Liquidity Risk—The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

7

Risk that applies to the Prime Obligations Portfolio:

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Risks that apply to the Tax-Exempt Diversified Portfolio:

■	Concentration Risk—The risk that if the Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.
■	Tax Risk—The risk that future legislative or administrative changes or court decisions may materially affect the value of the Fund’s portfolio and/or the ability of the Fund to pay federal tax-exempt dividends. This Fund would not be a suitable investment for IRAs, other tax-exempt or tax deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of these investments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

8

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of the Funds’ Service Shares from year to year for up to the last ten years; and (b) the average annual total returns of the Funds’ Service Shares and the Prime Obligation Portfolio’s Class B and C Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. The average annual total return reflects the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (5% maximum declining to 0% after six years) and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). Service Shares are not subject to any initial sales charge or CDSC. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. You may obtain a Fund’s current yield by calling 1-800-526-7384.

9

Prime Obligations Portfolio

TOTAL RETURN	CALENDAR YEAR (Service Shares)

Best Quarter* Q3 ’00 1.48% Worst Quarter* Q4 ’03 0.07%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

Service Shares (Inception 6/1/90)	0.39%	2.98%	3.86%	4.02%

Class B (Inception 5/8/96) Including CDSC	-4.77%	2.06%	N/A	3.08%

Class C (Inception 8/15/97) Including CDSC	-0.76%	2.47%	N/A	2.86%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

10

FUND PERFORMANCE

Tax-Exempt Diversified Portfolio

TOTAL RETURN	CALENDAR YEAR (Service Shares)

Best Quarter* Q4 ’00 0.88% Worst Quarter* Q3 ’03 0.04%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

Service Shares (Inception 7/2/90)	0.33%	1.77%	2.30%	2.50%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

11

Fund Fees and Expenses
(Service, Class B and Class C Shares)

This table describes the fees and expenses that you would pay if you buy and hold ILA Service, Class B or Class C Shares of a Fund.

	Prime					Tax-Exempt
	Obligations					Diversified
	Portfolio					Portfolio

	(ILA Service)	(ILA Class B†)		(ILA Class C†)		(ILA Service)

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None		None		None
Maximum Deferred Sales Charge (Load)[1]	None	5.0%	[2]	1.0%	[3]	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None		None		None
Redemption Fees[4]	None	None		None		None
Exchange Fees	None	None		None		None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[5]
Management Fees	0.35%	0.35%		0.35%		0.35%
Class B and C Distribution and Service (12b-1) Fees	N/A	1.00%		1.00%		N/A
Other Expenses*	0.49%	0.09%		0.09%		0.46%
Service Fees[6]	0.25%	N/A		N/A		0.25%
Shareholder Administration Fees	0.15%	N/A		N/A		0.15%
All Other Expenses[7]	0.09%	0.09%		0.09%		0.06%

Total Fund Operating Expenses[8]*	0.84%	1.44%		1.44%		0.81%

See page 13 for all other footnotes.

*	The “Other Expenses” and “Total Fund Operating Expenses” of the Funds (after any waivers and expense limitations) have been restated to reflect current expense limitations that are expected for the current year. In addition, during the last fiscal year, the Funds incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The Prime Obligations Class B and Class C Shares and Tax-Exempt Diversified Portfolio Service Class have adjusted their prior year end expense ratios to reflect reductions in the service and shareholder administrative fees waivers. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser and, with respect to the expense limitations described in footnote 8 and waivers described in footnote 9, with the approval of the Trustees. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Prime					Tax-Exempt
	Obligations					Diversified
	Portfolio					Portfolio

	(ILA Service)	(ILA Class B†)		(ILA Class C†)		(ILA Service)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.35%	0.35%		0.35%		0.35%
Class B and C Distribution and Service (12b-1) Fees	N/A	0.52%	[9]	0.52%	[9]	N/A
Other Expenses	0.48%	0.08%		0.08%		0.46%
Service Fees[6]	0.25%	N/A		N/A		0.25%
Shareholder Administration Fees	0.15%	N/A		N/A		0.15%
All Other Expenses[7]	0.08%	0.08%		0.08%		0.06%

Total Fund Operating Expenses (after waivers and expense limitations)[8]	0.83%	0.95%		0.95%		0.81%

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FUND FEES AND EXPENSES

†	Investors wishing to purchase shares of the Prime Obligations Portfolio are generally required to purchase ILA Service Shares. ILA Class B and Class C Shares of the Prime Obligations Portfolio will typically be in exchange for Class B or Class C Shares, respectively, of another Goldman Sachs Fund.
[1]	The maximum CDSC is a percentage of the lesser of the NAV at the time of redemption or the NAV when the shares were originally purchased.
[2]	A CDSC is imposed upon Class B Shares redeemed within six years of purchase (or initial investment in a Goldman Sachs Fund from which an exchange is made) at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
[3]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase (or initial investment in a Goldman Sachs Fund from which an exchange is made).
[4]	A transaction fee of $7.50 may be charged for redemption proceeds paid by wire.
[5]	The Fund’s annual operating expenses are based on actual expenses for the fiscal year ended December 31, 2003.
[6]	Service Organizations may charge other fees directly to their customers who are the beneficial owners of ILA Service Shares in connection with their customers’ accounts. Such fees may affect the return such customers realize with respect to their investments.
[7]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each class plus all other ordinary expenses not detailed above.
[8]	The Investment Adviser has voluntarily agreed to reduce or limit “Total Fund Operating Expenses” of each Fund such that Total Fund Operating Expenses (excluding distribution fees, service fees, shareholder administration fees, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) will not exceed 0.43% (rounded) of each Fund’s average daily net assets. The expense limitation may be terminated at any time at the option of the Investment Adviser with the approval of the Trustees. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.
[9]	As of December 31, 2003, Goldman Sachs has voluntarily agreed to waive 0.48% of the distribution and service fees attributable to Class B Shares and Class C Shares. The waiver may be terminated at any time at the option of Goldman Sachs. If this occurs, the total distribution and service fees attributable to Class B and Class C Shares will increase to 1.00% of a Fund’s average daily net assets.

13

Fund Fees and Expenses continued

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service, Class B or Class C Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Prime Obligations
ILA Service Shares	$86	$268	$466	$1,037
ILA Class B Shares*
– Assuming complete redemption at end of period	$647	$756	$987	$1,561
– Assuming no redemption	$147	$456	$787	$1,561
ILA Class C Shares
– Assuming complete redemption at end of period	$247	$456	$787	$1,724
– Assuming no redemption	$147	$456	$787	$1,724

Tax-Exempt Diversified
ILA Service Shares	$83	$259	$450	$1,002

*	ILA Class B Shares convert to ILA Service Shares eight years after purchase; therefore, ILA Class B expenses in the hypothetical example above assume this conversion.

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain institutions may receive other compensation in connection with the sale and distribution of shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

14

Service Providers

INVESTMENT ADVISER

Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, New York, New York 10005, has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs. As of December 31, 2003, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $375.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser also performs the following services for the Funds:

■	Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
■	Administers each Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, a Fund may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	December 31, 2003

Prime Obligations	0.35%	0.35%

Tax-Exempt Diversified	0.35%	0.35%

15

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust, and John Doe Defendants. In addition, the Prime Obligations Portfolio and Tax-Exempt Diversified Portfolio along with certain other investment portfolios of the Trust (collectively, the “Goldman Sachs Funds”) were named as nominal defendants.

The action, which is brought on behalf of all persons or entities who purchased, redeemed or held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaint alleges, among other things, that during the Class Period, GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and made untrue statements of material fact in registration statements and reports filed pursuant to the Investment Company Act of 1940. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The plaintiffs in the case are seeking compensatory damages; punitive damages; rescission of GSAM’s investment

16

SERVICE PROVIDERS

advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM believes that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

17

Dividends

All or substantially all of each Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time as a dividend and distributed monthly. You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

18

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ shares.

HOW TO BUY SHARES

How Can I Purchase Shares Of The Funds?
Each Fund offers Service Shares, and the Prime Obligations Portfolio also offers Class B and Class C Shares. You may purchase shares on any business day at their NAV next determined after receipt of an order in proper form by State Street Bank and Trust Company (“State Street”) as agent for Goldman Sachs or certain authorized institutions (“Authorized Dealers”). No sales load is charged.

Service Shares may be purchased through Goldman Sachs acting as a Service Organization or through Authorized Dealers. Class B and Class C Shares may be purchased through Goldman Sachs or through Authorized Dealers. Class B and Class C Shares will typically be issued only upon an exchange of Class B and Class C Shares of another equity or bond fund of the Goldman Sachs Trust (the “Trust”) or to accounts that intend to systematically exchange such shares for Class B or Class C Shares of other Goldman Sachs Funds. If you do not specify in your instructions to the Funds which class of shares you wish to purchase, the Funds will assume that the instructions apply to Service Shares since, unlike Class B and Class C Shares, they are normally not subject to any CDSC and have lower fees.

In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs, your Service Organization or your Authorized Dealer the information in the Account Application. An order will be processed upon receipt of payment.

To Open an Account:

■	Complete the Account Application
■	Mail your payment and Account Application to:

Your Authorized Dealer

–	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer

–	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

or

Goldman Sachs Funds P.O. Box 219711, Kansas City, MO 64121-9711

19

–	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds—(Name of Fund and Class of Shares)

–	Boston Financial Data Services, Inc. (“BFDS”), the Fund’s sub-transfer agent, will not accept checks drawn on foreign banks, third-party checks, cashiers checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks

–	Federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires should be sent to State Street

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt. ACH transfers are expected to convert to federal funds on the business day following receipt of the ACH transfer.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Prime Obligations Portfolio:
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Tax-Exempt Diversified Portfolio:
■ By 1:00 p.m. New York time	Same business day
■ After 1:00 p.m. New York time	Next business day

What Is My Minimum Investment In The Funds?

All Funds	Initial	Additional

Regular Accounts	$5,000	None

Systematic Exchange Program (Class B and C Shares Only)	$1,000	None

Other Share Exchanges	$5,000 or full account share balance, whichever is less	None

Prime Obligations Portfolio Only

Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and Education IRAs)	$250	$50

Uniform Gift to Minors Act Accounts/ Uniform Transfer to Minors Act Accounts	$250	$50

403(b) Plan Accounts	$200	$50

SIMPLE IRAs and Education IRAs	$50	$50

Automatic Investment Plan Accounts	$50	$50

20

SHAREHOLDER GUIDE

What Alternative Sales Arrangements Are Available?
The Funds offer three classes of shares through this Prospectus:

Maximum Amount You Can Buy in the Aggregate Across Funds	Class B	$250,000

	Class C	$1,000,000

Service
	Shares	No limit

Initial Sales Charge	Class B	None

	Class C	None

Service
	Shares	None

CDSC	Class B	6 year declining CDSC with a maximum of 5%

	Class C	1% if shares are redeemed within 12 months of purchase

	Service Shares	None unless acquired in an exchange for shares subject to a CDSC

Conversion Feature	Class B	Class B Shares convert to ILA Service Shares after 8 years

	Class C	None

Service
	Shares	None

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject any purchase order for any reason.
■	Modify or waive the minimum investment amounts.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rate applicable to future purchases of Class B and Class C Shares.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Investment Adviser.

21

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a Social Security Number or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; and (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined NAV for a share class. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston, or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be granted to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

22

SHAREHOLDER GUIDE

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-526-7384.

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by a Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

A COMMON QUESTION ABOUT THE PURCHASE OF SERVICE SHARES

What Is The Offering Price Of Service Shares?
You may purchase Service Shares of the Funds at the next determined NAV without an initial sales charge. Service Shares are not subject to any CDSC.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?
You may purchase Class B Shares of the Prime Obligations Portfolio at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table on the next page based on how long you held your shares.

23

The CDSC schedule is as follows:

CDSC as a
Percentage of
Dollar Amount
Year Since Purchase	Subject to CDSC

First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

No CDSC is imposed upon exchanges of Class B Shares between the Prime Obligation Portfolios and another Goldman Sachs Fund. However, shares acquired in an exchange will be subject to the CDSC to the same extent as if there had been no exchange.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of the Prime Obligations Portfolio will automatically convert into Service Shares of the Prime Obligations Portfolio at the end of the calendar quarter that is eight years after the purchase date.

If you acquire Class B Shares of the Prime Obligations Portfolio by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Service Shares of the Prime Obligations Portfolio based on the date of the initial purchase and the CDSC schedule of that purchase.

If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Service Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Service Shares will not occur at any time the Prime Obligations Portfolio is advised that such conversions may constitute taxable events for federal tax purposes, which the Fund believes is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Service Shares for an indeterminate period.

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A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Prime Obligations Portfolio at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds; provided that in connection with purchases by Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Retirement Plans”), where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF SERVICE, CLASS B AND CLASS C SHARES

What Else Do I Need To Know About The CDSC On Class B Or C Shares?

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.
■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Service, Class B Or Class C Shares Be Waived Or Reduced?
The CDSC on Service, Class B or Class C Shares that are subject to a CDSC (i.e., because the Service Shares were acquired in an exchange transaction for shares of a Goldman Sachs Fund that were subject to a CDSC) may be waived or reduced if the redemption relates to:

■	Retirement distributions or loans to participants or beneficiaries from Retirement Plans;

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■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a participant or beneficiary in a Retirement Plan;
■	Hardship withdrawals by a participant or beneficiary in a Retirement Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	The separation from service by a participant or beneficiary in a Retirement Plan;
■	The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
■	Excess contributions distributed from a Retirement Plan;
■	Distributions from a qualified Retirement Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA; or
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Class B and Class C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 10% of the value of your Service Shares and 12% each of the value of your Class B and C Shares.

What Other Attributes of Service, Class B Or Class C Shares Should I Know About?

■	Service Shares. Service Shares are normally not subject to any initial sales charge or CDSC. However, Service Shares are subject to service and shareholder administration fees at the aggregate annual rate of 0.40% of a Fund’s average daily net assets attributable to Service Shares.
■	Class B Shares. Class B Shares are subject to a CDSC but not an initial sales charge. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution fee of up to 0.75% and service fee of up to 0.25% paid by Class B Shares will cause your Class B Shares (until conversion to Service Shares) to have a higher expense ratio, and thus lower performance and dividend payments, than Service Shares. A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares. Individual purchases exceeding $250,000 will be rejected.
■	Class C Shares. Class C Shares are also subject to a CDSC but not an initial sales charge. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution fee of up to 0.75% and service fee of up

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to 0.25% paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and dividend payments, than Service Shares (or Class B Shares after conversion to Service Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment will therefore pay higher distribution fees indefinitely. A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares. Individual purchases exceeding $1,000,000 will be rejected.

Note: Authorized Dealers may receive different compensation for selling Service, Class B or Class C Shares.

In addition to Service, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

HOW TO SELL SHARES

How Can I Sell Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its shares upon request on any business day at their NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

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Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64141-9711
■ or for overnight delivery — Goldman Sachs Funds 330 West 9th St. Poindexter Bldg. 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares within any 7 calendar day period
■ Proceeds which are sent directly to a Goldman Sachs brokerage account or to the bank account designated on your Account Application are not subject to the $50,000 limit

You may also take advantage of the check redemption privilege described below.

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee is required if:

■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated on your Account Application.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

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What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor, and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption requests from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and BFDS employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated on your Account Application (unless you provide written instructions and a signature guarantee, indicating another address or account).
■	Telephone redemptions by check to your address of record will not be accepted during the 30-day period following any change in your address of record.
■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

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When Will Redemption Proceeds Be Wired Or Mailed?

Redemption proceeds will normally be wired or mailed to the recordholder of shares as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Prime Obligations Portfolio:

■ By 3:00 p.m. New York time	■ Wired same business day ■ Checks sent next business day	Not earned on day request is received

■ After 3:00 p.m. New York time	■ Wired next business day ■ Checks sent within two business days	Earned on day request is received

Tax-Exempt Diversified Portfolio:

■ By 12:00 p.m. New York time	■ Wired same business day ■ Checks sent next business day	Not earned on day request is received

■ After 12:00 p.m. New York time	■ Wired next business day ■ Checks sent within two business days	Earned on day request is received

■	Although redemption proceeds will normally be wired or mailed as described above, each Fund reserves the right to pay redemption proceeds up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	A transaction fee of $7.50 may be charged for payments of redemption proceeds by domestic wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.
■	To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

What Should I Know About The Check Redemption Privilege? (Service Shares Only)
You may elect to have a special account with State Street for the purpose of redeeming shares from your account by check. The following general policies govern the check redemption privilege:

■	You will be provided with a supply of checks when State Street receives a completed signature card and authorization form. Checks drawn on the account

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SHAREHOLDER GUIDE

may be payable to the order of any person in any amount over $500, but cannot be certified.
■	The payee of the check may cash or deposit it just like any other check drawn on a bank.
■	When the check is presented to State Street for payment, a sufficient number of full or fractional Service Shares will be redeemed to cover the amount of the check.
■	Canceled checks will be returned to you by State Street.
■	The check redemption privilege allows you to receive the dividends declared on the Service Shares that are to be redeemed until the check is actually processed. Because of this feature, accounts may not be completely liquidated by check.
■	If the amount of the check is greater than the value of the Service Shares held in your account, the check will be returned unpaid. In this case, you may be subject to extra charges.
■	The Trust reserves the right to limit the availability of, modify or terminate the check redemption privilege at any time with respect to any or all shareholders.

What Else Do I Need To Know About Redemptions?

The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

The Trust reserves the right to:

■	Redeem the shares of any account whose balance falls below the minimum as a result of redemption. The Fund will give 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Redeem the shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at the NAV on the day of reinvestment in additional shares of the same class and Fund on which the distributions are paid. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

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Can I Exchange My Investment From One Fund To Another?
You may exchange Service Shares of each Fund and Class B and C Shares of the Prime Obligations Portfolio for shares of the same class or an equivalent class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount you want to exchange
■ Mail the request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery— Goldman Sachs Funds 330 West 9th St. Poindexter Bldg. 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	Currently, there is no charge for exchanges, although a Fund may impose a charge in the future.
■	Exchanges of Class B and Class C Shares will be made at NAV and will be subject to the CDSC of the original shares held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by subsequent exchange.
■	Exchanges of Service Shares from each Fund will be made into the relevant Goldman Sachs Fund at the public offering price, which may include a sales charge, unless a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), in

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which case the exchange will be made at NAV. Service Shares acquired in an exchange transaction for shares of a Goldman Sachs Fund will be subject to the CDSC, if any, of the shares originally held.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384 and see the Additional Statement.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund. The minimum initial exchange is $5,000 or the full account share balance, whichever is less.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.
■	Exchanges into Funds that are closed to new investors may be restricted.
■	A signature guarantee may be required (see details above).

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs and your Authorized Dealer or you may check the appropriate box on the Account Application.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of another Goldman Sachs Fund.

■	Shares will be purchased at NAV.

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■	No initial sales charge is imposed.
■	Sales subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

Do I Have Any Reinvestment Privileges With Respect to Class B or Class C Shares?
You may redeem Class B or Class C Shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share). To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	If you redeem Class B Shares of the Prime Obligations Portfolio, you may reinvest any or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in Service Shares of Prime Obligations Portfolio and Tax-Exempt Diversified Portfolio or Class A Shares of another Goldman Sachs Fund at NAV. The amount of the CDSC paid upon redemption will not be credited to your account.
■	If you redeem Class C Shares of the Prime Obligations Portfolio, you may reinvest any or all of the redemption proceeds (plus that amount necessary to acquire a fractional share to round off the purchase to the nearest full share) in Class C Shares of the Prime Obligations Portfolio or Class C Shares of another Goldman Sachs Fund.
■	You should obtain and read the applicable prospectuses before investing in any other Funds.
■	If you redeem Class C Shares, pay a CDSC upon redemption and reinvest in Class C Shares subject to the conditions set forth above, your account will be credited with the amount of the CDSC previously charged, and the reinvested shares will continue to be subject to a CDSC. In this case, the holding period of the Class C Shares acquired through reinvestment for purposes of computing the CDSC payable upon a subsequent redemption will include the holding period of the redeemed shares.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

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SHAREHOLDER GUIDE

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class B or Class C Shares because of the imposition of a CDSC on your redemptions of Class B or Class C Shares.
■	You must have a minimum balance of $5,000 in a Fund.
■	Checks are mailed the next business day after your systematic withdrawal date.
■	Each systematic withdrawal is a redemption and therefore a taxable transaction.
■	The CDSC applicable to Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types of Reports Will I Be Sent Regarding My Investments?
You will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-526-7384.

What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

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Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form by or on behalf of a customer when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary directly to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may pay compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons that is in addition to the distribution and service fees described in the Prospectus in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Service, Class B and Class C Shares?
The Trust has adopted plans (each a “Plan”) under which Service, Class B and Class C Shares bear service fees and (in the case of Class B and Class C Shares) distribution fees paid to Service Organizations and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plan for Service Shares, Service Organizations agree to provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services; and
■	Shareholder administration services.

Personal and account maintenance services include:

■	Providing facilities to answer inquiries and responding to correspondence with the Service Organization’s customers
■	Acting as liaison between the Service Organization’s customers and the Trust

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■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing confirmation statements and payments for customers
■	Facilitating the inclusion of the Funds in customer accounts, products and services

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust with respect to its Service Shares. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.15% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Funds that are attributable to or held in the name of a Service Organization for its customers. In addition, GSAM, at its own expense, may pay a Service Organization up to 0.10% of the average daily net assets of the Service Shares of a Fund, which are attributable to or held in the name of the Service Organization for its customers. The compensation paid by GSAM does not represent an additional expense to a Fund or its shareholders, since it will be paid from the assets of GSAM.

Under the Plans for Class B and Class C Shares, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.75% of a Fund’s average daily net assets attributed to Class B and Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class B and Class C Shares.

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In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans for Class B and Class C Shares, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged accounts, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Each Fund contemplates declaring as dividends each year all or substantially all of its net investment income. Fund distributions of investment income are generally taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Diversified Portfolio that are designated as “exempt interest dividends” are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Diversified Portfolio may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Diversified Portfolio generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

40

APPENDIX A

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. A Fund may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-denominated obligations of domestic issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by a Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

41

If the seller under a repurchase agreement defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the purchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, a Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, a Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, each Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Asset-Backed and Receivables-Backed Securities. The Prime Obligations Portfolio may invest in asset-backed and receivables-backed securities, whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, mortgages, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Municipal Obligations. The Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the

42

APPENDIX A

United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bonds anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, move therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would case the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment or a default or a disqualification from tax-exempt status.

43

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. The Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. The Tax-Exempt Diversified Fund may invest 25% or more of the value of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, the Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of the Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss

44

APPENDIX A

to a Fund that invests in municipal obligations. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Each Fund may invest in custodial receipts representing interests in U.S. Government Securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series, thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money

45

market funds for which the Investment Adviser or any of its affiliates serves as investment adviser administrator or distributor.

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

46

APPENDIX A

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Special Risks and Policies Applicable to the Tax-Exempt Diversified Portfolio:

Fundamental Policies. As a matter of fundamental policy, at least 80% of the net assets of the Tax-Exempt Diversified Portfolio will ordinarily be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, the Tax-Exempt Diversified Portfolio may temporarily invest in taxable money market instruments. Investments in taxable money market instruments will be limited to those meeting the quality standards of the Tax-Exempt Diversified Portfolio.

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Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Funds’ annual report (available upon request). The information for all periods prior to the period ended December 31, 2000 has been audited by the Funds’ previous independent auditors, who have ceased operations.

PRIME OBLIGATIONS PORTFOLIO

	ILA Service Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value at beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.004	0.01	0.03	0.06	0.04

Distributions to unit/ shareholders	(0.004)	(0.01)	(0.03)	(0.06)	(0.04)

Net asset value at end of year	1.00	1.00	1.00	1.00	1.00

Total return[b]	0.39%	1.05%	3.38%	5.72%	4.48%

Net assets at end of year (in 000’s)	$172,154	$179,945	$152,735	$170,446	$92,975

Ratio of net expenses to average net assets	0.84%	0.83%	0.83%	0.83%	0.83%

Ratio of net investment income to average net assets	0.39%	1.03%	3.25%	5.63%	4.33%

Ratios assuming no expense reductions

Ratio of net expenses to average net assets	0.84%	0.84%	0.83%	0.83%	0.83%

Ratio of net investment income to average net assets	0.39%	1.02%	3.25%	5.63%	4.33%

See page 52 for all footnotes.

48

APPENDIX B

PRIME OBLIGATIONS PORTFOLIO

	ILA B Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value at beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.002	—[c]	0.03	0.05	0.04

Distributions to unit/ shareholders	(0.002)	—[c]	(0.03)	(0.05)	(0.04)

Net asset value at end of year	1.00	1.00	1.00	1.00	1.00

Total return[b]	0.24%	0.48%	2.76%	5.09%	3.86%

Net assets at end of year (in 000’s)	$26,359	$39,904	$32,731	$20,333	$19,444

Ratio of net expenses to average net assets	0.99%	1.39%	1.43%	1.43%	1.43%

Ratio of net investment income to average net assets	0.24%	0.46%	2.51%	4.97%	3.83%

Ratios assuming no expense reductions

Ratio of net expenses to average net assets	1.44%	1.44%	1.43%	1.43%	1.43%

Ratio of net investment income (loss) to average net assets	(0.21)%	0.41%	2.51%	4.97%	3.83%

See page 52 for all footnotes.

49

PRIME OBLIGATIONS PORTFOLIO

	ILA C Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value at beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.002	—[c]	0.03	0.05	0.04

Distributions to unit/ shareholders	(0.002)	—[c]	(0.03)	(0.05)	(0.04)

Net asset value at end of year	1.00	1.00	1.00	1.00	1.00

Total return[b]	0.24%	0.48%	2.76%	5.09%	3.86%

Net assets at end of year (in 000’s)	$16,345	$18,241	$15,396	$10,806	$7,436

Ratio of net expenses to average net assets	0.99%	1.39%	1.43%	1.43%	1.43%

Ratio of net investment income to average net assets	0.24%	0.47%	2.56%	5.02%	3.76%

Ratios assuming no expense reductions

Ratio of net expenses to average net assets	1.44%	1.44%	1.43%	1.43%	1.43%

Ratio of net investment income (loss) to average net assets	(0.21)%	0.42%	2.56%	5.02%	3.76%

See page 52 for all footnotes.

50

APPENDIX B

TAX-EXEMPT DIVERSIFIED PORTFOLIO

	ILA Service Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value at beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.003	0.01	0.02	0.03	0.02

Distributions to unit/ shareholders	(0.003)	(0.01)	(0.02)	(0.03)	(0.02)

Net asset value at end of year	1.00	1.00	1.00	1.00	1.00

Total return[b]	0.33%	0.71%	2.03%	3.33%	2.48%

Net assets at end of year (in 000’s)	$14,285	$34,183	$74,461	$51,389	$20,991

Ratio of net expenses to average net assets	0.75%	0.81%	0.80%	0.81%	0.82%

Ratio of net investment income to average net assets	0.36%	0.70%	1.83%	3.26%	2.41%

Ratios assuming no expense reductions

Ratio of net expenses to average net assets	0.81%	0.82%	0.81%	0.82%	0.82%

Ratio of net investment income to average net assets	0.30%	0.69%	1.82%	3.25%	2.41%

See page 52 for all footnotes.

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Footnotes:

a	Calculated based on the average units/shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the deduction of taxes that a unitholder/ shareholder would pay on fund distributions.
c	Less than $.005 per unit.

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Index

1 General Investment Management Approach

4 Fund Investment Objectives and Strategies

7 Principal Risks of the Funds

9 Fund Performance

12 Fund Fees and Expenses

15 Service Providers

18 Dividends

19 Shareholder Guide
19	How to Buy Shares
27	How to Sell Shares

39 Taxation

40 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

48 Appendix B Financial Highlights

Institutional Liquid Assets Prospectus (ILA Service, Class B and Class C Units)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone	1-800-621-2550
■ By mail	Goldman Sachs Funds, c/o BFDS, P.O. Box 219711, Kansas City, MO 64141-9711
■ By e-mail	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov Goldman Sachs – http://www.gs.com (Prospectus Only)

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

GSAM® is a registered service mark of Goldman, Sachs & Co.

ILAPRORETMM 526615

Oakmark Units
Government Portfolio
A Cash Management Vehicle for
Existing and Prospective Shareholders of

PROSPECTUS
April 29, 2004

The Oakmark Family of Funds
Two North LaSalle Street
Chicago, Illinois 60602-3790

Prospectus

Oakmark Units
April 29, 2004

■	Government Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

The Government Portfolio (the “Portfolio”) is a portfolio of Goldman Sachs Trust (the “Trust”), an open-end, management investment company (a “mutual fund”) which includes the Goldman Sachs-Institutional Liquid Assets Portfolios. This Prospectus relates to the offering of ILA Service Units of beneficial interest of the Government Portfolio (“Oakmark Units”) through Harris Associates L.P. (“Harris Associates”) in its capacity as a Service Organization for the Portfolio and adviser to Harris Associates Investment Trust (“Oakmark”).

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as Investment Adviser to the Portfolio. GSAM is referred to in this Prospectus as the “Investment Adviser.” Harris Associates or its designee will act as nominee and record holder of the Oakmark Units. You should be aware that Oakmark Units of the Portfolio may be purchased only through Harris Associates or its designee. Harris Associates is not the distributor of the Portfolio.

Goldman Sachs’ Money Market Investment Philosophy:

The Portfolio is managed to seek preservation of capital, daily liquidity and maximum current income. The Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■ Manage credit risk

■ Manage interest rate risk

■ Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

Investment Process

1. Managing Credit Risk

The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research—The Credit Department, a separate operating entity of Goldman, Sachs & Co. (“Goldman Sachs”), approves all money market fund eligible securities for the Portfolio. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.

1

■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct a portfolio which offers the best available risk-return tradeoff within the “approved” credit universe.

2. Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (“WAM”) target—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and the Portfolio’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	The Portfolio’s investors and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolio.

The benchmark for the Portfolio is the iMoneyNet, Inc. Institutional Government Average Index.

Reference in this Prospectus to the Portfolio’s benchmark is for informational purposes only, and unless otherwise noted is not an indication of how the Portfolio is managed.

2

Portfolio Investment Objective and Strategies
INVESTMENT OBJECTIVE

Government Portfolio:

The Government Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Government Portfolio pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements relating to such securities.

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Portfolio in seeking to achieve its investment objective. Numbers in this table show allowable usage only; for actual usage, consult the Portfolio’s annual and semi-annual reports. For more information see Appendix A.

Investment Policies Matrix

Government

U.S. Treasury Obligations	■[1]

U.S. Government Securities	■

Repurchase Agreements	■

Investment Companies	■ Up to 10% of total assets in other investment companies

Credit Quality[2]	First Tier[3]

Summary of Taxation for Distributions[4]	Taxable federal and state [5]

Miscellaneous	Reverse repurchase agreements not permitted

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	If the Portfolio holds a security supported by a guarantee or demand feature, it may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
[3]	First Tier Securities are (a) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (“NRSRO”), or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow the Portfolio under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[4]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[5]	Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.

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■	The Portfolio: The Portfolio’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, the Portfolio may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).
■	The Investors: The Portfolio is designed for investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Portfolio is particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.
■	NAV: The Portfolio seeks to maintain a stable NAV of $1.00 per unit. There can be no assurance that the Portfolio will be able at all times to maintain a NAV of $1.00 per unit.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as deter-mined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity: Not more than 90 days (as required by Rule 2a-7).
■	Investment Restrictions: The Portfolio is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions and the investment objective of the Portfolio cannot be changed without approval of a majority of the outstanding units of the Portfolio. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without unitholder approval.
■	Diversification: Diversification can help the Portfolio reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), the Portfolio may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with the exception that the Portfolio may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

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Principal Risks of the Portfolio

Loss of money is a risk of investing in the Portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Portfolio and may result in a loss of your investment. The Portfolio should not be relied upon as a complete investment program. There can be no assurance that the Portfolio will achieve its investment objective.

Government
• Applicable	Portfolio

NAV	•
Interest Rate	•
Credit/Default	•
Liquidity	•
U.S. Government Securities	•

Risks that apply to the Portfolio:

■	NAV Risk—The risk that the Portfolio will not be able to maintain a NAV per unit of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, the Portfolio’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Portfolio’s yield will tend to be higher.
■	Credit/Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.
■	Liquidity Risk—The risk that the Portfolio will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.
■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Portfolio, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is

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possible that these issuers will not have the funds to meet their payment obligations in the future.

More information about the Portfolio’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

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Portfolio Performance

HOW THE PORTFOLIO PERFORMED

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing: (a) changes in the performance of the Portfolio’s Oakmark Units from year to year for up to the last ten years; and (b) the average annual returns of the Portfolio’s Oakmark Units. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Portfolio’s performance would have been reduced. You may obtain the Portfolio’s current yield by calling 1-800-OAKMARK (1-800-625-6275).

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Government Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.46% Worst Quarter* Q3 ’03 0.05%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

Oakmark Units (Inception 7/1/90)	0.33%	2.88%	3.77%	3.90%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

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Portfolio Fees and Expenses (Oakmark Units)

This table describes the fees and expenses that you would pay if you buy and hold Oakmark Units of the Portfolio.

	Government
	Portfolio

Unitholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):[1]
Management Fees	0.35%
Other Expenses*	0.58%
Service Fees[2]		0.25%
Shareholder Administration Fees		0.15%
All Other Expenses[3]		0.18%

Total Portfolio Operating Expenses[4]*	0.93%

See page 10 for all other footnotes.

*	The “Other Expenses” and “Total Portfolio Operating Expenses” (after expense limitations) set forth below have been restated to reflect the current expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Portfolio incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The expense limitations may be terminated at any time at the option of the Investment Adviser with the approval of the Trustees. If this occurs, “Other Expenses” and “Total Portfolio Operating Expenses” may increase without shareholder approval.

	Government
	Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):
Management Fees	0.35%
Other Expenses	0.48%
Service Fees[2]		0.25%
Shareholder Administration Fees		0.15%
All Other Expenses[3]		0.08%

Total Portfolio Operating Expenses (after expense limitations)[4]	0.83%

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Portfolio Fees and Expenses continued

[1]	The Portfolio’s annual operating expenses are based on actual expenses for the fiscal year ended December 31, 2003.
[2]	Service Organizations may charge other fees directly to their customers who are the beneficial owners of Oakmark Units in connection with their customers’ accounts. Such fees may affect the return such customers realize with respect to their investments.
[3]	“All Other Expenses” include transfer agency fees and expenses equal to 0.04% of the average daily net assets of the Portfolio’s Oakmark Units plus all other ordinary expenses not detailed above.
[4]	The Investment Adviser has voluntarily agreed to reduce or limit “Total Portfolio Operating Expenses” of the Government Portfolio such that Total Portfolio Operating Expenses (excluding service fees, shareholder administration fees, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses) will not exceed 0.43% of the Portfolio’s average daily net assets.

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Example

The following Example is intended to help you compare the cost of investing in the Government Portfolio (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Oakmark Units of the Portfolio for the time periods indicated and then redeem all of your units at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years

Government	$95	$296	$515	$1,143

Service Organizations that invest in Oakmark Units on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain Service Organizations that invest in Oakmark Units may receive other compensation in connection with the sale and distribution of Oakmark Units or for services to their customers’ accounts and/or the Portfolio. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

In addition to Oakmark Units, the Portfolio also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Oakmark Units. Information regarding these other share classes may be obtained from your sales representative or from Oakmark by calling the number on the back cover of this Prospectus.

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Service Providers

INVESTMENT ADVISER

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip, New York, New York 10005, has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs. As of December 31, 2003, GSAM, along with other units of IMD, had assets under management of $375.7 billion.

The Investment Adviser provides day-to-day advice regarding the Portfolio’s transactions. The Investment Adviser also performs the following services for the Portfolio:

■	Continually manages the Portfolio, including the purchase, retention and disposition of securities and other assets
■	Administers the Portfolio’s business affairs
■	Performs various unitholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, the Government Portfolio may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of the Portfolio’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
		December 31,
Portfolio	Contractual Rate	2003

Government	0.35%	0.35%

The difference, if any, between the stated fees and the actual fees paid by the Portfolio reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

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SERVICE PROVIDERS

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Portfolio’s units. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as the Portfolio’s transfer agent (the “Transfer Agent”) and, as such, performs various unitholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold units of the Portfolio. Goldman Sachs reserves the right to redeem at any time some or all of the units acquired for its own account.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust, and John Doe Defendants. In addition, certain investment portfolios of the Trust were named as nominal defendants (collectively, the “Goldman Sachs Funds”).

The action, which is brought on behalf of all persons or entities who purchased, redeemed or held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaint alleges, among other things, that during the Class Period, GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and made untrue statements of material fact in registration statements and reports filed pursuant to the Investment Company of 1940. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The plaintiffs in the case are seeking compensatory damages; punitive damages; rescission of GSAM’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM believes that the likelihood that the pending purported class and derivatives action lawsuit will have a material

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adverse financial impact on the Goldman Sachs Funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

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Dividends

All or substantially all of the Portfolio’s net investment income will be declared as a dividend daily and paid to Harris Associates for distribution to holders of Oakmark Units monthly. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time. You may choose to have dividends paid in:

■	Cash
■	Additional Oakmark Units of the same Portfolio

You may indicate your election on your New Account Registration Form. Any changes may be submitted in writing to Harris Associates at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the Portfolio.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in the Portfolio’s daily distributions.

The Portfolio may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Portfolio’s NAV of $1.00 per unit.

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Unitholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Portfolio’s Oakmark Units.

HOW TO BUY OAKMARK UNITS

How Can I Purchase Oakmark Units Of The Portfolio?
You may purchase Oakmark Units of the Portfolio by check, by wire, by electronic transfer or by exchange. There are no sales commissions or underwriting discounts. The minimum initial investment is $1,000 or $500 in the case of a Coverdell Education Savings Account or participation in the Automatic Investment Plan or Payroll Deduction Plan. Minimum subsequent investments are $100, except for reinvestments of dividends and capital gain distributions.

Oakmark Units of the Portfolio may be purchased on any business day at the NAV next determined after receipt by Oakmark of both the purchase order and the purchase amount in federal funds. Oakmark Units of the Government Portfolio are deemed to have been purchased when an order becomes effective and are entitled to dividends as follows:

If an effective order is received by Oakmark	Dividends Begin

By: 3:00 p.m.—N.Y. time	Same Business Day
After: 3:00 p.m.—N.Y. time	Next Business Day

By Check. To make an initial purchase of units, complete and sign the New Account Registration Form and mail it to The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558, together with a check for the total purchase amount payable to The Oakmark Funds.

You may make subsequent investments by submitting a check (except that a third-party check will not be accepted) along with either the stub from your Portfolio account confirmation statement or a note indicating the amount of the purchase, your account number, and the name in which your account is registered. Each individual check submitted for purchase must be at least $100. Oakmark will not accept cash, drafts, “starter” checks, third-party checks, or checks drawn on banks outside of the United States. If your order to purchase Oakmark Units of the Portfolio is cancelled because your check does not clear, you will be responsible for any resulting loss incurred by Oakmark. Purchases by check are effective as soon as a check is converted to federal funds. A purchase by check is deemed to

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UNITHOLDER GUIDE

be effective prior to the Portfolio’s cut-off time noted above on the date such purchase proceeds convert to federal funds. It is expected that checks will ordinarily be converted to federal funds within one business day after receipt. Oakmark Units purchased by check may not be redeemed until the check has cleared, as described under “How to Redeem Units.”

By Wire Transfer. You may also pay for Oakmark Units by instructing your bank to wire money to Oakmark. Your bank may charge you a fee for sending the wire. If you are opening a new account by wire transfer, you must first telephone Oakmark at 1-800-OAKMARK (1-800-625-6275) to request an account number and furnish your social security or other tax identification number. Neither the Portfolio nor Oakmark will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

Purchases by wire transfer will be effected the day the wire transfer is received if the wire transfer is received prior to the Portfolio’s cut-off time as noted above.

By Electronic Transfer. If you have an established Portfolio account you may make subsequent investments by an electronic transfer of funds from your bank account. Electronic transfer allows you to make purchases at your request by calling 1-800-OAKMARK (1-800-625-6275) or at pre-scheduled intervals. (See “Unitholder Services.”) You may not open a new account through electronic transfer.

By Internet. To make an initial purchase of units over the Internet, login to the Oakmark Funds’ website at www.oakmark.com and pull down the “Investing with Us” menu. Next, select “Open an Account” and follow the instructions. Your initial investment must be at least $1,000.

To add to your account, login to the Oakmark Funds’ website at www.oakmark.com and use the “Account Login” fields to access your account. Once you gain access using your social security number and PIN number, follow the instructions to add to your account. Your subsequent investments must be at least $100.

By Exchange. You may purchase Oakmark Units of the Portfolio by exchange of shares from the Class I Shares of The Oakmark Fund, The Oakmark Select Fund, The Oakmark International Fund, The Oakmark Small Cap Fund, The Oakmark Equity and Income Fund, The Oakmark Global Fund and The Oakmark International Small Cap Fund (“The Oakmark Funds”) by phone, by mail, or over the Internet. An exchange transaction is a sale and purchase for federal income tax purposes and may result in capital gain or loss. Please review the information under “How to Redeem Units—By Exchange.”

Each of The Oakmark Funds imposes a short-term trading fee on redemptions of Class I Shares held for 90 days or less to offset two types of costs to the Fund

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caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is 2% of the redemption value and is deducted from the redemption proceeds.

The “first-in, first-out” (FIFO) method is used to determine the holding period, which means that if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the short-term trading fee applies.

The Oakmark Funds do not impose a redemption fee on a redemption of:

■	shares acquired by reinvestment of dividends or distributions of a Fund; or
■	shares held in an account of certain retirement plans or profit sharing plans or purchased through certain Intermediaries.

General. Each purchase order for Oakmark Units must be accepted by Oakmark. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the Oakmark Units. Oakmark reserves the right not to accept any purchase order that it determines not to be in the best interest of Oakmark or of the Portfolio’s unitholders. Oakmark uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller’s identity and sending written confirmation of telephone transactions. If Oakmark does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Oakmark will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

What Do I Need To Know About Service Organizations?
Service Organizations, including Harris Associates, may provide the following services in connection with their customers’ investments in ILA Service Units:

■	Personal and account maintenance services; and
■	Shareholder administration services.

Personal and account maintenance services include:

■	Providing facilities to answer inquiries and respond to correspondence with the Service Organization’s customers
■	Acting as liaison between the Service Organization’s customers and Goldman Sachs Trust (the “Trust”)
■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

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UNITHOLDER GUIDE

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing confirmation statements and payments for customers
■	Facilitating the inclusion of the Portfolio in customer accounts, products and services.

Some (but not all) Services Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	The Portfolio will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Portfolio’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees Service Organizations are entitled to receive payment for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.15% (annualized) for shareholder administration services of the average daily net assets of the ILA Service Units of the Portfolio, that are attributable to or held in the name of the Service Organization for its customers. In addition, GSAM, at its own expense, may pay a Service Organization up to 0.10% of the average daily net assets of the ILA Service Units of the Portfolio, which are attributable to or held in the name of the Service Organization for its customers. Such compensation does not represent an additional expense to the Portfolio or its unitholders, since it will be paid from the assets of GSAM.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Portfolio, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of units of the Portfolio and other Goldman Sachs Funds.

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Customer Identification Program. Federal law requires the Portfolio to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Portfolio. Applications without the required information, or (where applicable) without an indication that a Social Security Number or taxpayer identification number has been applied for, may not be accepted by the Portfolio. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Portfolio reserves the right to; (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Portfolio; and (iii) involuntarily redeem an investor’s shares and close an account in the event that the Portfolio is unable to verify an investor’s identity. The Portfolio and it’s agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Units Priced?
The price you pay or receive when you buy, sell or exchange Oakmark Units is the Portfolio’s next determined NAV. The Portfolio calculates NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Units of the Class

■	NAV per unit is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time or such time as the New York Stock Exchange or NASDAQ market may officially close). Portfolio units will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the BMA recommended closing time. If the Portfolio does so, it will cease granting same business day credit for purchase and redemption orders received after the Portfolio’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if

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UNITHOLDER GUIDE

regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open the Portfolio for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open.

To help the Portfolio maintain its $1.00 constant unit price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that the Portfolio will be able at all times to maintain a NAV of $1.00 per unit.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by the Portfolio to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

HOW TO SELL OAKMARK UNITS

How Can I Sell Oakmark Units Of The Portfolio?
By Mail. You may redeem all or any part of your Oakmark Units of the Portfolio upon your written request delivered to The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558.

Your redemption request must:

■	identify the Portfolio and give your account number;
■	specify the number of units or dollar amount to be redeemed;
■	be signed in ink by all owners exactly as their names appear on the account; and
■	for redemptions payable to an address other than the unitholder address of record, include an ink-stamped guarantee by an “eligible guarantor institution” as defined in the Securities Exchange Act of 1934 (including a bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, but not a notary public) for each signature on the redemption request (the guarantee must use the phrase “signature guaranteed” and must include the name of the guarantor bank firm and an authorized signature).

Special rules apply to redemptions by corporations, trusts and partnerships. In the case of a corporation, the request must be signed in the name of the corporation by an officer whose title must be stated, and must be accompanied by a bylaw provision or resolution of the board of directors, certified within 60 days, authorizing the officer to so act. A redemption request from a partnership or a trust must be signed

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in the name of the partnership or trust by a general partner or a trustee and include a signature guarantee. If the trustee is not named in the account registration, a redemption request by a trust must also include evidence of the trustee’s appointment as such (e.g., a certified copy of the relevant portions of the trust instrument). Under certain circumstances, before Oakmark Units can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

By Check. Holders of Oakmark Units of the Portfolio may elect to have checks issued to them in order to redeem Oakmark Units from their accounts in the Portfolio. When Oakmark receives a completed New Account Registration Form and Checkwriting Signature Form, Oakmark will forward to the requesting customer a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to Oakmark for payment, a sufficient number of full and fractional Oakmark Units will be redeemed to cover the amount of the check. Cancelled checks will be returned to the recordholder of Oakmark Units by Oakmark.

The check redemption privilege enables a unitholder to receive the dividends declared on the Oakmark Units to be redeemed until the date the check is processed. Because of this feature, the check redemption privilege may not be used for complete liquidation of a unitholder’s account. If the amount of a check is greater than the value of the Oakmark Units held in the unitholder’s account, the check will be returned unpaid, and the unitholder may be subject to extra charges.

Oakmark reserves the right to impose conditions on, limit the availability of or terminate the check redemption privilege at any time with respect to a particular unitholder or all unitholders in general. The Trust and Oakmark reserve the right at any time to suspend the procedure permitting redemptions by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of other Oakmark unitholders of the Portfolio.

By Exchange. You may redeem all or any portion of your Oakmark Units of the Portfolio and use the proceeds to purchase Class I Shares of The Oakmark Funds if your signed, properly completed New Account Registration Form is on file. An exchange transaction is a sale and purchase for federal income tax purposes and may result in capital gain or loss. Before exchanging, you should obtain a prospectus from The Oakmark Family of Funds and read it carefully. The exchange privilege is not an offering or recommendation of shares of The Oakmark Funds. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made and the

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UNITHOLDER GUIDE

amount you exchange must meet any applicable minimum investment of the fund being purchased. An exchange may be made by following the redemption procedure described above under “By Mail” and indicating the fund to be purchased, except that a signature guarantee normally is not required. (See also the discussion below of the Telephone Exchange Privilege.)

Special Redemption Privileges. The Telephone Exchange and Telephone Redemption Privileges will be established automatically when you open your account. Other Privileges must be specifically elected. A signature guarantee may be required to establish a Privilege after you open your account.

Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange among The Oakmark Funds and the Portfolio by calling 1-800-OAKMARK (1-800-625-6275). The general redemption policies apply to redemptions by Telephone Exchange. (See “General Redemption Policies.”)

Oakmark reserves the right at any time without prior notice to suspend or terminate the use of the Telephone Exchange Privilege by any person or class of persons. Oakmark believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects the Portfolio. Therefore, Oakmark generally will not honor requests for Telephone Exchanges by unitholders identified by Oakmark as “market-timers.” Because such a step would be taken only if it would be in the best interests of the Portfolio, Oakmark expects that it would provide unitholders with prior written notice of any such action unless it appears that the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Portfolio. If Oakmark were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, you might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange. See “How to Redeem Units—By Exchange.”

During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone; you may wish to consider placing your exchange by mail during such periods.

Telephone Redemption Privilege. You may use the Telephone Redemption Privilege to redeem Oakmark Units by calling 1-800-OAKMARK (1-800-625-6275). The proceeds may be sent by check to your registered address or you may request payment by electronic transfer to a bank account previously designated by you at a bank that is a member of the Automated Clearing House. If you request a redemption by electronic transfer before the Portfolio’s redemption cut-off time and the proceeds are to be sent to your pre-established designated bank account, the proceeds will be transferred to your bank account on that business day. The

23

Telephone Redemption Privilege is not available for 30 days after Oakmark receives notice from you of a change of address.

By Internet. Login to the Oakmark Funds’ website at www.oakmark.com and use the “Account Login” fields to access your account. Once you gain access using your social security number and PIN number, follow the instructions to redeem from your account.

General Redemption Policies. You may not cancel or revoke your redemption order once instructions have been received and accepted. Please telephone Oakmark by calling 1-800-OAKMARK (1-800-625-6275) if you have any questions about requirements for a redemption before submitting your request. Oakmark reserves the right to require a properly completed New Account Registration Form before making payment for Oakmark Units redeemed.

If your redemption order is received in proper form before 4:00 p.m. eastern time, the price at your redemption order will be executed is the NAV determined that business day. See “Net Asset Value.” Dividends are earned on the day that units are redeemed.

Oakmark will generally mail payment for Oakmark Units redeemed within three days after proper instructions are received. If you attempt to redeem Oakmark Units within 15 days after they have been purchased by check or electronic transfer, Oakmark may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those Oakmark Units has been (or will be) collected. To reduce such delays, Oakmark recommends that your purchase be made by federal funds wire through your bank. If you so request, the proceeds of your redemption may be paid by wire, but the cost of the wire (currently $5) will be deducted from the redemption proceeds.

Oakmark reserves the right at any time without prior notice to suspend, limit, modify, or terminate any privilege or its use in any manner by any person or class.

Use of any Special Redemption Privilege authorizes Oakmark to tape-record all instructions to redeem. Oakmark uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller’s identity and sending written confirmation of telephone transactions. If Oakmark does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Trust, the Distributor and Oakmark will not be liable for any loss you may incur in the event that Oakmark accepts unauthorized telephone redemption requests that Oakmark reasonably believes to be genuine.

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UNITHOLDER GUIDE

Oakmark reserves the right to redeem Oakmark Units in any account and send the proceeds to the owner if the Oakmark Units in the account do not have a value of at least $1,000.

Oakmark Units in any account you maintain with the Portfolio may be redeemed to the extent necessary to reimburse Oakmark for any loss it sustains that is caused by you (such as losses from uncollected checks and electronic transfers or any liability under the Code provisions on backup withholding relating to your account).

Oakmark Units of the Portfolio may be redeemed without charge upon request on any business day at the net asset value next determined after receipt by Oakmark of the redemption request.

What Types Of Reports Will I Be Sent Regarding Investments In Oakmark Units?
You will receive a confirmation statement from Oakmark reflecting each of your purchases and redemptions of Oakmark Units, as well as periodic statements detailing distributions made by the Portfolio. In addition, Oakmark will send you semiannual reports, and annual reports containing audited financial statements. Oakmark will also provide you annually with tax information.

UNITHOLDER SERVICES

IRA Plan. Harris Associates Investment Trust has a master individual retirement account (IRA) plan that allows you to invest on a tax-deferred basis in the Government Portfolio and The Oakmark Funds as defined above. The plan also permits you to “roll over” or transfer to your Oakmark IRA a lump sum distribution from a qualified pension or profit-sharing plan, thereby postponing federal income tax on the distribution. If your employer has a Simplified Employee Pension Plan (SEP), you may establish an IRA with the Government Portfolio and The Oakmark Funds to which your employer may contribute annually.

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SPECIAL WAYS TO INVEST OR REDEEM

In addition to the ways to purchase or redeem Oakmark Units described above, the Shareholder Services Form offers you the following investment and redemption options:

Automatic Investments—purchase Oakmark Units each month with payment by electronic transfer from your bank account ($100 minimum).

Systematic Withdrawals—redeem a fixed dollar amount of Oakmark Units each month or quarter and have the proceeds sent by check to you or deposited by electronic transfer into your bank account.

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Taxation

As with any investment, you should consider how your investment in the Portfolio will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Portfolio.

Unless your investment is an IRA or other tax-advantaged accounts, you should consider the possible tax consequences of Portfolio distributions.

Taxes on Distributions: The Portfolio contemplates declaring as dividends each year all or substantially all of its net investment income. Portfolio distributions of investment income are generally taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Portfolio units or receive them in cash. Distributions of short-term capital gains are taxable to you as ordinary income. To the extent that Portfolio distributions are attributable to interest on federal obligations, they will in most cases be exempt from state and local income taxes. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Portfolio units.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Portfolio will inform unitholders of the character and tax status of all distributions promptly after the close of each calendar year.

Other Information: When you open your account, you should provide your social security or tax identification number on your New Account Form Registration. By law, the Portfolio must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Portfolio to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Portfolio, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without unitholder approval. You should note, however, that all investment policies not specifically designated as fundamental are non-fundamental and may be changed without unitholder approval. If there is a change in the Portfolio’s investment objective, you should consider whether the Portfolio remains an appropriate investment in light of your then current financial position and needs. The Portfolio may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolio’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are

28

APPENDIX A

so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by the Portfolio, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, the Portfolio could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio are less than the repurchase price and the Portfolio’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, the Portfolio could suffer additional losses if the collateral held by the Portfolio is subject to a court “stay” that prevents the Portfolio from promptly selling the collateral. If this occurs, the Portfolio will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, the Portfolio could experience a loss if a court determines that the Portfolio’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to the Portfolio’s unitholders. In addition, the Portfolio, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Other Investment Companies. The Portfolio may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on the Portfolio acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Portfolio’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment

29

companies. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Portfolio and will be subject to substantially the same risks. Although the Portfolio does not expect to do so in the foreseeable future, the Portfolio is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Portfolio. Pursuant to an exemptive order obtained from the SEC, other investment companies in which the Portfolio may invest include money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Floating and Variable Rate Obligations. The Portfolio may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, the Portfolio may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Portfolio to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. The Portfolio may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Portfolio may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

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APPENDIX A

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Portfolio will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Portfolio may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. The Portfolio may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Domestic securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of the Portfolio’s portfolio.

Borrowings. The Portfolio may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. The Portfolio may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, the Portfolio may continue to hold the security if the Investment Adviser believes it is in the best interest of the Portfolio and its unitholders.

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Appendix B Financial Highlights

The financial highlights tables are intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single Portfolio unit. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for the periods ended December 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, is included in the Portfolio’s annual report (available upon request from Harris Associates). The information for all periods prior to the period ended December 31, 2000 has been audited by the Portfolio’s previous independent auditors, who have ceased operations.

GOVERNMENT PORTFOLIO

	ILA Service Units

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.003	0.01	0.03	0.05	0.04
Distributions to unit/shareholders	(0.003)	(0.01)	(0.03)	(0.05)	(0.04)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.33%	0.93%	3.28%	5.63%	4.35%
Net assets at end of year (in 000s)	$52,171	$81,178	$57,800	$50,733	$79,847
Ratio of net expenses to average net assets	0.84%	0.83%	0.83%	0.83%	0.83%
Ratio of net investment income to average net assets	0.34%	0.91%	3.15%	5.42%	4.24%
Ratios assuming no expense reductions
Ratio of expenses to average net assets	0.93%	0.93%	0.89%	0.88%	0.85%
Ratio of net investment income to average net assets	0.25%	0.81%	3.09%	5.37%	4.22%

Footnotes:

a	Calculated based on the average units/shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on fund distributions.

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Index

1 General Investment Management Approach

3 Portfolio Investment Objectives and Strategies

5 Principal Risks of the Portfolio

7 Portfolio Performance

9 Portfolio Fees and Expenses

12 Service Providers

15 Dividends

16 Unitholder Guide
16	How to Buy Oakmark Units
21	How to Sell Oakmark Units

27 Taxation

28 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

32 Appendix B Financial Highlights

Government Portfolio Prospectus (Oakmark Units)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semi-annual reports to unitholders.

Statement of Additional Information
Additional information about the Portfolio and its policies is also available in the Portfolio’s Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolio’s annual and semi-annual reports, and the Additional Statement, are available free upon request by calling The Oakmark Family of Funds at 1-800-OAKMARK (1-800-625-6275).

To obtain other information and for shareholder inquiries:

■ By telephone:	Call 1-800-OAKMARK (1-800-625-6275)
■ By mail:	The Oakmark Funds, P.O. Box 219558 Kansas City, MO 64121-9558
■ By e-mail:	contactoakmark@oakmark.com
■ On the Internet	Oakmark – http://www.oakmark.com. Text-only versions of the Portfolio’s documents are located online and may be downloaded from: SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Portfolio documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Portfolio documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Portfolio’s investment company registration number is 811-5349.

GSAM is a registered service mark of Goldman, Sachs & Co.

ADDRESS OF HARRIS ASSOCIATES L.P.

Two North LaSalle Street
Chicago, Illinois 60602-3790

OAKMARK SHAREHOLDER SERVICE

The Oakmark Funds

P.O. Box 219558
Kansas City, MO 64121-9558
1-800-OAKMARK
(1-800-625-6275)

OAKGOVTPROS04

Prospectus

FST Select Shares

April 29, 2004

 GOLDMAN SACHS FINANCIAL SQUARE FUNDSSM

■ Prime Obligations Fund ■ Money Market Fund ■ Treasury Obligations Fund ■ Treasury Instruments Fund ■ Government Fund ■ Federal Fund ■ Tax-Free Money Market Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

NOT FDIC-Insured	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as Investment Adviser to the Financial Square Funds (the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

   INVESTMENT PROCESS

1. Managing Credit Risk
The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research— The Credit Department, a separate operating entity of Goldman, Sachs & Co. (“Goldman Sachs”), approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates— A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits— The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

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2. Managing Interest Rate Risk
Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (“WAM”) target— WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure— Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities— The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity
Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	Each Fund’s investors and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

Benchmarks for the Money Market Funds are the iMoneyNet, Inc. Indices. Each Fund uses the iMoneyNet Index which best corresponds to the Fund’s eligible investments.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

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GENERAL INVESTMENT MANAGEMENT APPROACH

■	The Funds: Each Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, each Fund may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

■	Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and Government Funds.
■	Tax-Advantaged Funds: Treasury Instruments and Federal Funds.
■	Tax-Exempt Fund: Tax-Free Money Market Fund.

■	The Investors: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (“NCUA”) Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chartered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.
■	NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity: Not more than 90 days (as required by Rule 2a-7).

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■	Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund’s policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
■	Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

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Fund Investment Objectives and Strategies

INVESTMENT OBJECTIVES

The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Taxable and Tax-Advantaged Funds: The Prime Obligations and Money Market Funds pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its investment objective by investing only in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objectives by limiting their investments only to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

In order to obtain a rating from a rating organization, the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Funds will observe special investment restrictions.

Tax-Exempt Fund: The Tax-Free Money Market Fund pursues its investment objective by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax (“AMT”).

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PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

Investment Policies Matrix

	U.S. Treasury	U.S. Government	Bank	Commercial
Fund	Obligations	Securities	Obligations	Paper

Prime Obligations	■[1]	■	■ U.S. banks only[2]	■

Money Market	■[1]	■	■ Over 25% of total assets must be invested in U.S. and foreign (US$) banks[3]	■ U.S. and foreign (US$) commercial paper

Treasury Obligations	■[4]

Treasury Instruments	■[4]

Government	■[1]	■

Federal	■[1]	■

Tax-Free Money Market				■ Tax-exempt only

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	Including foreign branches of U.S. banks.
[3]	If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
[4]	Issued by the U.S. Treasury.
[5]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
[6]	The Money Market Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Short-Term			Foreign
Obligations of		Asset-Backed and	Government
Corporations and	Repurchase	Receivables-Backed	Obligations
Other Entities	Agreements	Securities[5]	(US$)

■ U.S. entities only	■	■

■ U.S. and foreign (US$) entities	■	■	■[6]

■

■

■ (Does not intend to invest)

7

Investment Policies Matrix continued

		Custodial	Unrated	Investment
Fund	Municipals	Receipts	Securities[9]	Companies

Prime Obligations	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Money Market	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Treasury Obligations

Treasury Instruments

Government				■
Up to 10% of total assets in other investment companies

Federal

Tax-Free Money Market	■	■	■	■
	At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances)[8]			Up to 10% of total assets in other investment companies

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[7]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.

[8]	Ordinarily expect that 100% of the Fund’s assets will be invested in municipal obligations, but the Fund may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
[9]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Private		Summary of
Activity	Credit	Taxation for
Bonds	Quality[9]	Distributions[14]	Miscellaneous

■	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

■	First Tier[12]	Taxable federal and state [15]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and generally exempt from state taxation	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and generally exempt from state taxation	Under extraordinary circumstances, may hold cash, U.S. Government Securities subject to state taxation or cash equivalents. Reverse repurchase agreements not permitted.

■
Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier[13]	Tax-exempt federal and taxable state[16]	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

[10]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of the Fund’s net assets under normal market conditions.

[11]	No more than 25% of the value of the Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
[12]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[13]	Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
[14]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[15]	Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.
[16]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Tax-Free
	Prime	Money	Treasury	Treasury			Money
• Applicable	Obligations	Market	Obligations	Instruments	Government	Federal	Market
— Not applicable	Fund	Fund	Fund	Fund	Fund	Fund	Fund

NAV	•	•	•	•	•	•	•
Interest Rate	•	•	•	•	•	•	•
Credit/ Default	•	•	•	•	•	•	•
Liquidity	•	•	•	•	•	•	•
U.S. Government Securities	•	•	—	—	•	•	—
Concentration	—	—	—	—	—	—	•
Foreign	—	•	—	—	—	—	—
Banking Industry	—	•	—	—	—	—	—
Tax	—	—	—	—	—	—	•

Risks that apply to all Funds:

■	NAV Risk—The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.
■	Credit/Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. In addition, with respect to the Tax-Free Money Market Fund, this risk includes the risk of default on foreign letters of credit or guarantees that back municipal securities.
■	Liquidity Risk—The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

10

PRINCIPAL RISKS OF THE FUNDS

Risk that applies to the Prime Obligations, Money Market, Government and Federal Funds:

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Risks that apply to the Money Market Fund:

■	Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Fund may not invest more than 25% of its total assets in the securities of any one foreign government.
■	Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Money Market Fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

11

Risks that apply to the Tax-Free Money Market Fund:

■	Concentration Risk—The risk that if the Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.
■	Tax Risk—The risk that future legislative or administrative changes or court decisions may materially affect the value of the Fund’s portfolio and/or the ability of the Fund to pay federal tax-exempt dividends. This Fund would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of their investments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

12

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Select Shares from year to year for up to the last ten years; and (b) the average annual total returns of a Fund’s Select Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. You may obtain a Fund’s current yield by calling 1-800-621-2550.

13

Prime Obligations Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q1 ’01 1.41% Worst Quarter* Q3 ’03 0.23%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	Since Inception

Select Shares (Inception 1/31/00)	1.03%	3.25%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

14

FUND PERFORMANCE

Money Market Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q1 ’01 1.41% Worst Quarter* Q3 ’03 0.23%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	Since Inception

Select Shares (Inception 1/31/00)	1.03%	3.25%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

15

Treasury Obligations Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q1 ’01 1.36% Worst Quarter* Q4 ’03 0.20%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	Since Inception

Select Shares (Inception 1/31/00)	0.93%	3.08%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

16

FUND PERFORMANCE

Treasury Instruments Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’01 1.33% Worst Quarter* Q3 ’03 0.19%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	Since Inception

Select Shares (Inception 1/31/00)	0.86%	2.94%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

17

Government Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q1 ’01 1.38% Worst Quarter* Q4 ’03 0.22%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	Since Inception

Select Shares (Inception 1/31/00)	1.01%	3.19%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

18

FUND PERFORMANCE

Federal Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q1 ’01 1.37% Worst Quarter* Q4 ’03 0.21%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	Since Inception

Select Shares (Inception 1/31/00)	0.97%	3.14%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

19

Tax-Free Money Market Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’01 0.79% Worst Quarter* Q3 ’03 0.17%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	Since Inception

Select Shares (Inception 1/31/00)	0.86%	2.13%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

20

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21

Fund Fees and Expenses (Select Shares)

This table describes the fees and expenses that you would pay if you buy and hold Select Shares of a Fund.

	Prime	Money
	Obligations	Market
	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]

Management Fees[2]	0.205%	0.205%
Other Expenses*	0.045%	0.045%
Select Service Fees[3]	0.030%	0.030%
All Other Expenses[4]	0.015%	0.015%

Total Fund Operating Expenses*	0.250%	0.250%

See page 24 for all other footnotes.

*	As a result of waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Prime	Money
	Obligations	Market
	Fund	Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.17%	0.17%
Other Expenses	0.04%	0.04%
Select Service Fees[3]	0.03%	0.03%
All Other Expenses[4]	0.01%	0.01%

Total Fund Operating Expenses (after waivers and expense limitations)	0.21%	0.21%

22

FUND FEES AND EXPENSES

Treasury	Treasury			Tax-Free
Obligations	Instruments	Government	Federal	Money Market
Fund	Fund	Fund	Fund	Fund

None	None	None	None	None
None	None	None	None	None

None	None	None	None	None
None	None	None	None	None
None	None	None	None	None

0.205%	0.205%	0.205%	0.205%	0.205%
0.045%	0.075%	0.045%	0.045%	0.045%
0.030%	0.030%	0.030%	0.030%	0.030%
0.015%	0.045%	0.015%	0.015%	0.015%

0.250%	0.280%	0.250%	0.250%	0.250%

Treasury	Treasury			Tax-Free
Obligations	Instruments	Government	Federal	Money Market
Fund	Fund	Fund	Fund	Fund

0.19%	0.19%	0.17%	0.19%	0.17%
0.04%	0.04%	0.04%	0.04%	0.04%
0.03%	0.03%	0.03%	0.03%	0.03%
0.01%	0.01%	0.01%	0.01%	0.01%

0.23%	0.23%	0.21%	0.23%	0.21%

23

Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended December 31, 2003.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee equal to 0.015% of the Treasury Obligations, Treasury Instruments and Federal Funds’ average daily net assets and equal to 0.035% of all other Funds’ average daily net assets. As a result of fee waivers, the current management fees of the Treasury Obligations Fund, Treasury Instruments Fund, Federal Fund and all other Funds are 0.19%, 0.19%, 0.19% and 0.17%, respectively, of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[3]	Service Organizations may charge other fees directly to their customers who are beneficial owners of Select Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[4]	The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” of each Fund (excluding management fees, select service fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.01% (rounded) of each Fund’s average daily net assets.

24

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Select Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Prime Obligations	$26	$80	$141	$318

Money Market	$26	$80	$141	$318

Treasury Obligations	$26	$80	$141	$318

Treasury Instruments	$29	$90	$157	$356

Government	$26	$80	$141	$318

Federal	$26	$80	$141	$318

Tax-Free Money Market	$26	$80	$141	$318

Service Organizations that invest in Select Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Select Shares may receive other compensation in connection with the sale and distribution of Select Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

25

Service Providers

INVESTMENT ADVISERS

Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, New York, New York 10005, has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs. As of December 31, 2003, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $375.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser also performs the following services for the Funds:

■	Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
■	Administers each Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, certain Funds may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

26

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	December 31, 2003

Prime Obligations	0.205%	0.17%

Money Market	0.205%	0.17%

Treasury Obligations	0.205%	0.19%

Treasury Instruments	0.205%	0.19%

Government	0.205%	0.17%

Federal	0.205%	0.19%

Tax-Free Money Market	0.205%	0.17%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of

27

New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, certain investment portfolios of the Trust (the “Goldman Sachs Funds”) were named as nominal defendants.

The action, which is brought on behalf of all persons or entities who purchased, redeemed or held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaint alleges, among other things, that during the Class Period, GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and made untrue statements of material fact in registration statements and reports filed pursuant to the Investment Company Act of 1940. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The plaintiffs in the case are seeking compensatory damages; punitive damages; rescission of GSAM’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM believes that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

28

Dividends

Dividends will be distributed monthly. You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

All or substantially all of each Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:

Dividend Declaration Time
Fund	(New York Time)

Prime Obligations	5:00 p.m.

Money Market	5:00 p.m.

Treasury Obligations	5:00 p.m.

Treasury Instruments	4:00 p.m.

Government	5:00 p.m.

Federal	4:00 p.m.

Tax-Free Money Market	4:00 p.m.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

The income declared as a dividend for the Prime Obligations, Money Market, Treasury Obligations and Government Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

29

The income declared as a dividend for the Prime Obligations, Money Market, Treasury Obligations and Government Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

30

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Select Shares.

HOW TO BUY SHARES

How Can I Purchase Select Shares Of The Funds?
Generally, Select Shares may be purchased only through institutions that have agreed to provide shareholder administration services to their customers who are the beneficial owners of Select Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Select Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund’s receipt of the purchase amount in federal funds. No sales load is charged.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs an Account Application.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

31

Service Organizations may send their payments as follows:

■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian); or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Treasury Instruments and Federal Funds:
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Prime Obligations, Money Market, Treasury Obligations and Government Funds:
■ By 5:00 p.m. New York time	Same business day
■ After 5:00 p.m. New York time	Next business day

Tax-Free Money Market Fund:
■ By 2:00 p.m. New York time	Same business day
■ After 2:00 p.m. New York time	Next business day

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Select Shares:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem or exchange shares for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business

32

SHAREHOLDER GUIDE

day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a select plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to .03 of 1% (on an annualized basis) of the average daily net assets of the Select Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

In addition to Select Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services than Select Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?

Minimum initial investment	$10 million (may be allocated among the Funds)

Minimum account balance	$10 million

Minimum subsequent investments	None

A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Select Shares and may establish other requirements such as a minimum account balance. A Service Organization may redeem Select Shares held by non-complying accounts, and may impose a charge for any special services.

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What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment and minimum account balance requirement.
■	Reject any purchase order for any reason.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a Social Security Number of taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; and (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Select Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

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SHAREHOLDER GUIDE

Fund	NAV Calculated

Treasury Instruments, Federal and Tax-Free Money Market	As of the close of regular trading of
the New York Stock Exchange
(normally 4:00 p.m. New York time or such later time as the New York Stock Exchange or the NASDAQ market may officially close) on each business day

Prime Obligations, Money Market, Treasury Obligations and Government	As of 5:00 p.m. New York time on each business day

■	NAV per share of each class is generally calculated by the accounting agent on each business day. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by a Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

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HOW TO SELL SHARES

How Can I Sell Select Shares Of The Funds?
Generally, Select Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Select Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

Instructions For Redemptions:

By Writing:	Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under “What Do I Need To Know About Service Organizations?” A redemption may also be made with respect to certain Funds by means of the check redemption privilege described in the Additional Statement.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

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SHAREHOLDER GUIDE

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the domestic bank account designated on a Service Organization’s Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Treasury Instruments and Federal Funds:
■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

Prime Obligations, Money Market, Treasury Obligations and Government Funds:
■ By 5:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 5:00 p.m. New York time	Wired next business day	Earned on day request is received

Tax-Free Money Market Fund:
■ By 1:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 1:00 p.m. New York time	Wired next business day	Earned on day request is received

■	Although redemption proceeds will normally be wired as described above, under certain circumstances, (a) redemption proceeds may be paid the next business day following receipt of a properly executed wire transfer redemption request (or up to three business days later with respect to the Tax-Free Money Market Fund) and (b) redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (a) the New York Stock Exchange is closed for trading or trading is restricted; (b) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (c) the SEC by order permits the suspension of the right of redemption. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.

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■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Select Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Redeem shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at the NAV on the day of reinvestment in additional Select Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

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SHAREHOLDER GUIDE

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Select Shares of a Fund at NAV for shares of the corresponding class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

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For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments In Select Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organizations. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Select Shares in accordance with the rules that apply to their accounts with the Service Organizations.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Each Fund contemplates declaring as dividends each year all or substantially all of its net investment income. Fund distributions of investment income are generally taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Funds that are designated as “exempt interest dividends” are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

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APPENDIX A

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-

43

denominated obligations of domestic or, in the case of certain Funds, foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by a Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, a Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, a Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

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APPENDIX A

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, mortgages, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations that the Funds invest in are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.

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Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender

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APPENDIX A

option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss

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to a Fund that invests in municipal obligations. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may invest in custodial receipts representing interests in U.S. Government Securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

48

APPENDIX A

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities

49

■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

50

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the periods ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Fund’s annual report (available upon request without charge). The information for all other periods prior to the period ended December 31, 2000 has been audited by the Fund’s previous independent auditors, who have ceased operations.

PRIME OBLIGATIONS FUND

	FST Select Shares

	For the Years Ended December 31,

				2000
				(commenced
	2003	2002	2001	January 31)

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.010	0.02	0.04	0.06

Distributions to shareholders	(0.010)	(0.02)	(0.04)	(0.06)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return[b]	1.03%	1.72%	4.12%	5.93%

Net assets, end of period (in 000’s)	$53,859	$195,777	$189,492	$70,819

Ratio of net expenses to average net assets	0.21%	0.21%	0.21%	0.21%[c]

Ratio of net investment income to average net assets	1.06%	1.70%	3.41%	6.48%[c]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.25%	0.25%	0.26%	0.25%[c]

Ratio of net investment income to average net assets	1.02%	1.66%	3.36%	6.44%[c]

See page 58 for all footnotes.

51

MONEY MARKET FUND

	FST Select Shares

	For the Years Ended December 31,

				2000
				(commenced
	2003	2002	2001	January 31)

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.010	0.02	0.04	0.06

Distributions to shareholders	(0.010)	(0.02)	(0.04)	(0.06)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return[b]	1.03%	1.72%	4.13%	5.93%

Net assets, end of period (in 000’s)	$93,038	$2,746	$301,797	$22,595

Ratio of net expenses to average net assets	0.21%	0.21%	0.21%	0.21%[c]

Ratio of net investment income to average net assets	1.03%	1.81%	3.79%	6.41%[c]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.25%	0.25%	0.26%	0.25%[c]

Ratio of net investment income to average net assets	0.99%	1.77%	3.74%	6.37%[c]

See page 58 for all footnotes.

52

APPENDIX B

TREASURY OBLIGATIONS FUND

	FST Select Shares

	For the Years Ended December 31,

				2000
				(commenced
	2003	2002	2001	January 31)

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.009	0.02	0.04	0.06

Distributions to shareholders	(0.009)	(0.02)	(0.04)	(0.06)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.93%	1.62%	3.83%	5.75%

Net assets, end of period (in 000’s)	$9,513	$66,438	$70,040	$1

Ratio of net expenses to average net assets	0.23%	0.23%	0.23%	0.21%[c]

Ratio of net investment income to average net assets	0.88%	1.53%	1.83%	6.33%[c]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.25%	0.25%	0.26%	0.26%[c]

Ratio of net investment income to average net assets	0.86%	1.51%	1.80%	6.28%[c]

See page 58 for all footnotes.

53

TREASURY INSTRUMENTS FUND

	FST Select Shares

	For the Years Ended December 31,

				2000
				(commenced
	2003	2002	2001	January 31)

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.009	0.02	0.04	0.05

Distributions to shareholders	(0.009)	(0.02)	(0.04)	(0.05)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.86%	1.54%	3.75%	5.44%

Net assets, end of period (in 000’s)	$1	$5,004	$12,052	$1

Ratio of net expenses to average net assets	0.23%	0.23%	0.23%	0.21%[c]

Ratio of net investment income to average net assets	0.83%	1.76%	1.91%	5.85%[c]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.28%	0.28%	0.29%	0.31%[c]

Ratio of net investment income to average net assets	0.78%	1.71%	1.85%	5.75%[c]

See page 58 for all footnotes.

54

APPENDIX B

GOVERNMENT FUND

	FST Select Shares

	For the Years Ended December 31,

				2000
				(commenced
	2003	2002	2001	January 31)

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.010	0.02	0.04	0.06

Distributions to shareholders	(0.010)	(0.02)	(0.04)	(0.06)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return[b]	1.01%	1.66%	4.05%	5.84%

Net assets, end of period (in 000’s)	$114,133	$243,398	$51,609	$11,247

Ratio of net expenses to average net assets	0.21%	0.21%	0.21%	0.21%[c]

Ratio of net investment income to average net assets	1.02%	1.60%	3.15%	6.30%[c]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.25%	0.25%	0.27%	0.26%[c]

Ratio of net investment income to average net assets	0.98%	1.56%	3.09%	6.25%[c]

See page 58 for all footnotes.

55

FEDERAL FUND

	FST Select Shares

	For the Years Ended December 31,

				2000
				(commenced
	2003	2002	2001	January 31)

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.010	0.02	0.04	0.06

Distributions to shareholders	(0.010)	(0.02)	(0.04)	(0.06)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.97%	1.62%	4.02%	5.77%

Net assets, end of period (in 000’s)	$19	$19	$1	$1

Ratio of net expenses to average net assets	0.23%	0.23%	0.23%	0.23%[c]

Ratio of net investment income to average net assets	0.95%	1.23%	3.59%	6.16%[c]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.25%	0.25%	0.25%	0.24%[c]

Ratio of net investment income to average net assets	0.93%	1.21%	3.57%	6.13%[c]

See page 58 for all footnotes.

56

APPENDIX B

TAX-FREE MONEY MARKET FUND

	FST Select Shares

	For the Years Ended December 31,

				2000
				(commenced
	2003	2002	2001	January 31)

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.009	0.01	0.03	0.04

Distributions to shareholders	(0.009)	(0.01)	(0.03)	(0.04)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.86%	1.27%	2.57%	3.66%

Net assets, end of period (in 000’s)	$75,811	$30	$1	$1

Ratio of net expenses to average net assets	0.21%	0.21%	0.21%	0.21%[c]

Ratio of net investment income to average net assets	0.85%	1.28%	2.73%	3.97%[c]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.25%	0.25%	0.26%	0.26%[c]

Ratio of net investment income to average net assets	0.81%	1.24%	2.68%	3.92%[c]

See page 58 for all footnotes.

57

Footnotes:

a	Calculated based on the average shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions. Returns for periods less than a full year are not annualized.
c	Annualized.

58

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Index

1 General Investment Management Approach

5 Fund Investment Objectives and Strategies

10 Principal Risks of the Funds

13 Fund Performance

22 Fund Fees And Expenses

26 Service Providers

29 Dividends

31 Shareholder Guide
31	How to Buy Shares
36	How to Sell Shares

41 Taxation

42 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

51 Appendix B Financial Highlights

Financial Square Funds Prospectus (FST Select Shares)

FOR MORE INFORMATION

Annual/ Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	Call 1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

Goldman Sachs Financial Square FundsSM is a service mark of Goldman Sachs & Co.
GSAM® is a registered service mark of Goldman, Sachs & Co.

FSPROSELECT

Prospectus

FST Preferred Shares

April 29, 2004

 GOLDMAN SACHS FINANCIAL SQUARE FUNDSSM

■ Prime Obligations Fund ■ Money Market Fund ■ Treasury Obligations Fund ■ Treasury Instruments Fund ■ Government Fund ■ Federal Fund ■ Tax-Free Money Market Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as Investment Adviser to the Financial Square Funds (the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

   INVESTMENT PROCESS

1. Managing Credit Risk
The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research— The Credit Department, a separate operating entity of Goldman, Sachs & Co. (“Goldman Sachs”), approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates— A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits— The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

1

2. Managing Interest Rate Risk
Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (“WAM”) target— WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure— Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities— The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity
Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	Each Fund’s investors and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

Benchmarks for the Money Market Funds are the iMoneyNet, Inc. Indices. Each Fund uses the iMoneyNet Index which best corresponds to the Fund’s eligible investments.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

■	The Funds: Each Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, each Fund may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

■	Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and Government Funds.
■	Tax-Advantaged Funds: Treasury Instruments and Federal Funds.
■	Tax-Exempt Fund: Tax-Free Money Market Fund.

■	The Investors: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (“NCUA”) Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chartered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.
■	NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity: Not more than 90 days (as required by Rule 2a-7).

3

■	Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund’s policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
■	Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

4

Fund Investment Objectives and Strategies

INVESTMENT OBJECTIVES

The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Taxable and Tax-Advantaged Funds: The Prime Obligations and Money Market Funds pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its investment objective by investing only in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objectives by limiting their investments only to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

In order to obtain a rating from a rating organization, the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Funds will observe special investment restrictions.

Tax-Exempt Fund: The Tax-Free Money Market Fund pursues its investment objective by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax (“AMT”).

5

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

Investment Policies Matrix

	U.S. Treasury	U.S. Government	Bank	Commercial
Fund	Obligations	Securities	Obligations	Paper

Prime Obligations	■[1]	■	■ U.S. banks only[2]	■

Money Market	■[1]	■	■ Over 25% of total assets must be invested in U.S. and foreign (US$) banks[3]	■ U.S. and foreign (US$) commercial paper

Treasury Obligations	■[4]

Treasury Instruments	■[4]

Government	■[1]	■

Federal	■[1]	■

Tax-Free Money Market				■ Tax-exempt only

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	Including foreign branches of U.S. banks.
[3]	If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
[4]	Issued by the U.S. Treasury.
[5]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
[6]	The Money Market Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Short-Term			Foreign
Obligations of		Asset-Backed and	Government
Corporations and	Repurchase	Receivables-Backed	Obligations
Other Entities	Agreements	Securities[5]	(US$)

■ U.S. entities only	■	■

■ U.S. and foreign (US$) entities	■	■	■[6]

■

■

■ (Does not intend to invest)

7

Investment Policies Matrix continued

		Custodial	Unrated	Investment
Fund	Municipals	Receipts	Securities[9]	Companies

Prime Obligations	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Money Market	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Treasury Obligations

Treasury Instruments

Government				■
Up to 10% of total assets in other investment companies

Federal

Tax-Free Money Market	■	■	■	■
	At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances)[8]			Up to 10% of total assets in other investment companies

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[7]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.

[8]	Ordinarily expect that 100% of the Fund’s assets will be invested in municipal obligations, but the Fund may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
[9]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Private		Summary of
Activity	Credit	Taxation for
Bonds	Quality[9]	Distributions[14]	Miscellaneous

■	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

■	First Tier[12]	Taxable federal and state [15]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and generally exempt from state taxation	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and generally exempt from state taxation	Under extraordinary circumstances, may hold cash, U.S. Government Securities subject to state taxation or cash equivalents. Reverse repurchase agreements not permitted.

■
Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier[13]	Tax-exempt federal and taxable state[16]	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

[10]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of the Fund’s net assets under normal market conditions.

[11]	No more than 25% of the value of the Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
[12]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[13]	Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
[14]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[15]	Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.
[16]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Tax-Free
	Prime	Money	Treasury	Treasury			Money
• Applicable	Obligations	Market	Obligations	Instruments	Government	Federal	Market
— Not applicable	Fund	Fund	Fund	Fund	Fund	Fund	Fund

NAV	•	•	•	•	•	•	•
Interest Rate	•	•	•	•	•	•	•
Credit/ Default	•	•	•	•	•	•	•
Liquidity	•	•	•	•	•	•	•
U.S. Government Securities	•	•	—	—	•	•	—
Concentration	—	—	—	—	—	—	•
Foreign	—	•	—	—	—	—	—
Banking Industry	—	•	—	—	—	—	—
Tax	—	—	—	—	—	—	•

Risks that apply to all Funds:

■	NAV Risk—The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.
■	Credit/Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. In addition, with respect to the Tax-Free Money Market Fund, this risk includes the risk of default on foreign letters of credit or guarantees that back municipal securities.
■	Liquidity Risk—The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

10

PRINCIPAL RISKS OF THE FUNDS

Risk that applies to the Prime Obligations, Money Market, Government and Federal Funds:

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Risks that apply to the Money Market Fund:

■	Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Fund may not invest more than 25% of its total assets in the securities of any one foreign government.
■	Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Money Market Fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

11

Risks that apply to the Tax-Free Money Market Fund:

■	Concentration Risk—The risk that if the Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.
■	Tax Risk—The risk that future legislative or administrative changes or court decisions may materially affect the value of the Fund’s portfolio and/or the ability of the Fund to pay federal tax-exempt dividends. This Fund would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of their investments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

12

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Preferred Shares from year to year for up to the last ten years; and (b) the average annual total returns of a Fund’s Preferred Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. You may obtain a Fund’s current yield by calling 1-800-621-2550.

13

Prime Obligations Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.63% Worst Quarter* Q4 ’03 0.21%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Preferred Shares (Inception 5/1/96)	0.96%	3.59%	4.23%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

14

FUND PERFORMANCE

Money Market Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.63% Worst Quarter* Q3 ’03 0.21%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Preferred Shares (Inception 5/1/96)	0.96%	3.60%	4.24%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

15

Treasury Obligations Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.58% Worst Quarter* Q4 ’03 0.18%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Preferred Shares (Inception 5/1/96)	0.86%	3.39%	4.06%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

16

FUND PERFORMANCE

Treasury Instruments Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.52% Worst Quarter* Q3 ’03 0.17%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Preferred Shares (Inception 5/30/97)	0.79%	3.23%	3.66%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

17

Government Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.60% Worst Quarter* Q4 ’03 0.20%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Preferred Shares (Inception 5/1/96)	0.94%	3.51%	4.15%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

18

FUND PERFORMANCE

Federal Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.59% Worst Quarter* Q4 ’03 0.19%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Preferred Shares (Inception 5/30/97)	0.90%	3.48%	3.93%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

19

Tax-Free Money Market Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.01% Worst Quarter* Q3 ’03 0.15%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Preferred Shares (Inception 5/1/96)	0.79%	2.27%	2.64%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

20

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21

Fund Fees and Expenses (Preferred Shares)

This table describes the fees and expenses that you would pay if you buy and hold Preferred Shares of a Fund.

	Prime	Money
	Obligations	Market
	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.205%	0.205%
Other Expenses*	0.115%	0.115%
Preferred Administration Fees[3]	0.100%	0.100%
All Other Expenses[4]	0.015%	0.015%

Total Fund Operating Expenses*	0.320%	0.320%

See page 24 for all other footnotes.

*	As a result of waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Prime	Money
	Obligations	Market
	Fund	Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.17%	0.17%
Other Expenses	0.11%	0.11%
Preferred Administration Fees[3]	0.10%	0.10%
All Other Expenses[4]	0.01%	0.01%

Total Fund Operating Expenses (after waivers and expense limitations)	0.28%	0.28%

22

FUND FEES AND EXPENSES

Treasury	Treasury			Tax-Free
Obligations	Instruments	Government	Federal	Money Market
Fund	Fund	Fund	Fund	Fund

None	None	None	None	None
None	None	None	None	None
None	None	None	None	None
None	None	None	None	None
None	None	None	None	None

0.205%	0.205%	0.205%	0.205%	0.205%
0.115%	0.145%	0.115%	0.115%	0.115%
0.100%	0.100%	0.100%	0.100%	0.100%
0.015%	0.045%	0.015%	0.015%	0.015%

0.320%	0.350%	0.320%	0.320%	0.320%

Treasury	Treasury			Tax-Free
Obligations	Instruments	Government	Federal	Money Market
Fund	Fund	Fund	Fund	Fund

0.19%	0.19%	0.17%	0.19%	0.17%
0.11%	0.11%	0.11%	0.11%	0.11%
0.10%	0.10%	0.10%	0.10%	0.10%
0.01%	0.01%	0.01%	0.01%	0.01%

0.30%	0.30%	0.28%	0.30%	0.28%

23

Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended December 31, 2003.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee equal to 0.015% of the Treasury Obligations, Treasury Instruments and Federal Funds’ average daily net assets and equal to 0.035% of all other Funds’ average daily net assets. As a result of fee waivers, the current management fees of the Treasury Obligations Fund, Treasury Instruments Fund, Federal Fund and all other Funds are 0.19%, 0.19%, 0.19% and 0.17%, respectively, of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[3]	Service Organizations may charge other fees directly to their customers who are beneficial owners of Preferred Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[4]	The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” of each Fund (excluding management fees, preferred administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.01% (rounded) of each Fund’s average daily net assets.

24

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Preferred Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Prime Obligations	$33	$103	$180	$406

Money Market	$33	$103	$180	$406

Treasury Obligations	$33	$103	$180	$406

Treasury Instruments	$36	$113	$197	$443

Government	$33	$103	$180	$406

Federal	$33	$103	$180	$406

Tax-Free Money Market	$33	$103	$180	$406

Service Organizations that invest in Preferred Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Preferred Shares may receive other compensation in connection with the sale and distribution of Preferred Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

25

Service Providers

INVESTMENT ADVISERS

Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, New York, New York 10005, has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs. As of December 31, 2003, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $375.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser also performs the following services for the Funds:

■	Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
■	Administers each Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, certain Funds may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

26

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	December 31, 2003

Prime Obligations	0.205%	0.17%

Money Market	0.205%	0.17%

Treasury Obligations	0.205%	0.19%

Treasury Instruments	0.205%	0.19%

Government	0.205%	0.17%

Federal	0.205%	0.19%

Tax-Free Money Market	0.205%	0.17%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of

27

New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, certain investment portfolios of the Trust (the “Goldman Sachs Funds”) were named as nominal defendants.

The action, which is brought on behalf of all persons or entities who purchased, redeemed or held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaint alleges, among other things, that during the Class Period, GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and made untrue statements of material fact in registration statements and reports filed pursuant to the Investment Company Act of 1940. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The plaintiffs in the case are seeking compensatory damages; punitive damages; rescission of GSAM’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM believes that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

28

Dividends

Dividends will be distributed monthly. You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

All or substantially all of each Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:

Dividend Declaration Time
Fund	(New York Time)

Prime Obligations	5:00 p.m.

Money Market	5:00 p.m.

Treasury Obligations	5:00 p.m.

Treasury Instruments	4:00 p.m.

Government	5:00 p.m.

Federal	4:00 p.m.

Tax-Free Money Market	4:00 p.m.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

29

The income declared as a dividend for the Prime Obligations, Money Market, Treasury Obligations and Government Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

30

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Preferred Shares.

HOW TO BUY SHARES

How Can I Purchase Preferred Shares Of The Funds?
Generally, Preferred Shares may be purchased only through institutions that have agreed to provide shareholder administration services to their customers who are the beneficial owners of Preferred Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Preferred Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund’s receipt of the purchase amount in federal funds. No sales load is charged.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Application.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee

31

Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

Service Organizations may send their payments as follows:

■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian); or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Treasury Instruments and Federal Funds:
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Prime Obligations, Money Market, Treasury Obligations and Government Funds:
■ By 5:00 p.m. New York time	Same business day
■ After 5:00 p.m. New York time	Next business day

Tax-Free Money Market Fund:
■ By 2:00 p.m. New York time	Same business day
■ After 2:00 p.m. New York time	Next business day

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Preferred Shares:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem or exchange shares for customers
■	Processing confirmation statements for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their

32

SHAREHOLDER GUIDE

customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a preferred administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.10% (on an annualized basis) of the average daily net assets of the Preferred Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

In addition to Preferred Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services than Preferred Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?

Minimum initial investment	$10 million (may be allocated among the Funds)

Minimum account balance	$10 million

Minimum subsequent investments	None

A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Preferred Shares and may establish other requirements such as a minimum account balance. A Service Organization may redeem Preferred

33

Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment and minimum account balance requirement.
■	Reject any purchase order for any reason.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a Social Security Number or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; and (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

34

SHAREHOLDER GUIDE

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Preferred Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

Fund	NAV Calculated

Treasury Instruments, Federal and Tax-Free Money Market	As of the close of regular trading of
the New York Stock Exchange
(normally 4:00 p.m. New York time or such later time as the New York Stock Exchange or the NASDAQ market may officially close) on each business day

Prime Obligations, Money Market, Treasury Obligations and Government	As of 5:00 p.m. New York time on each business day

■	NAV per share of each class is generally calculated by the accounting agent on each business day. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will

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normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by a Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

HOW TO SELL SHARES

How Can I Sell Preferred Shares Of The Funds?
Generally, Preferred Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Preferred Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under “What Do I Need To Know About Service Organizations?” A redemption may also be made with respect to certain Funds by means of the check redemption privilege described in the Additional Statement.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the

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SHAREHOLDER GUIDE

Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the domestic bank account designated on a Service Organization’s Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Treasury Instruments and Federal Funds:
■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

Prime Obligations, Money Market, Treasury Obligations and Government Funds:
■ By 5:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 5:00 p.m. New York time	Wired next business day	Earned on day request is received

Tax-Free Money Market Fund:
■ By 1:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 1:00 p.m. New York time	Wired next business day	Earned on day request is received

■	Although redemption proceeds will normally be wired as described above, under certain circumstances, (a) redemption proceeds may be paid the next business day following receipt of a properly executed wire transfer redemption request (or up to three business days later with respect to the Tax-Free Money Market Fund) and (b) redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (a) the New

37

York Stock Exchange is closed for trading or trading is restricted; (b) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (c) the SEC by order permits the suspension of the right of redemption. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Preferred Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Redeem shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at the

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SHAREHOLDER GUIDE

NAV on the day of reinvestment in additional Preferred Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Preferred Shares of a Fund at NAV for shares of the corresponding class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.

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■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments In Preferred Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organizations. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Preferred Shares in accordance with the rules that apply to their accounts with the Service Organizations.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Each Fund contemplates declaring as dividends each year all or substantially all of its net investment income. Fund distributions of investment income are generally taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Funds that are designated as “exempt interest dividends” are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

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APPENDIX A

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-

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denominated obligations of domestic or, in the case of certain Funds, foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by a Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, a Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, a Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

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APPENDIX A

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, mortgages, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations that the Funds invest in are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.

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Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender

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APPENDIX A

option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss

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to a Fund that invests in municipal obligations. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may invest in custodial receipts representing interests in U.S. Government Securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

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APPENDIX A

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities

49

■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

50

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the years ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Fund’s annual report (available upon request without charge). The information for all other years prior to the period ended December 31, 2000 has been audited by the Fund’s previous independent auditors, who have ceased operations.

PRIME OBLIGATIONS FUND

	FST Preferred Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.010	0.02	0.04	0.06	0.05

Distributions to shareholders	(0.010)	(0.02)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.96%	1.65%	4.05%	6.34%	5.07%

Net assets, end of period (in 000’s)	$1,427,970	$2,352,326	$1,003,414	$454,883	$219,711

Ratio of net expenses to average net assets	0.28%	0.28%	0.28%	0.28%	0.28%

Ratio of net investment income to average net assets	0.96%	1.60%	3.72%	6.21%	4.87%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.32%	0.32%	0.33%	0.32%	0.33%

Ratio of net investment income to average net assets	0.92%	1.56%	3.67%	6.17%	4.82%

See page 58 for all footnotes.

51

MONEY MARKET FUND

	FST Preferred Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.010	0.02	0.04	0.06	0.05

Distributions to shareholders	(0.010)	(0.02)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.96%	1.65%	4.06%	6.34%	5.07%

Net assets, end of period (in 000’s)	$113,299	$176,679	$194,015	$163,779	$241,179

Ratio of net expenses to average net assets	0.28%	0.28%	0.28%	0.28%	0.28%

Ratio of net investment income to average net assets	0.98%	1.62%	4.22%	6.11%	4.99%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.32%	0.32%	0.33%	0.32%	0.32%

Ratio of net investment income to average net assets	0.94%	1.58%	4.17%	6.07%	4.95%

See page 58 for all footnotes.

52

APPENDIX B

TREASURY OBLIGATIONS FUND

	FST Preferred Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.009	0.02	0.04	0.06	0.05

Distributions to shareholders	(0.009)	(0.02)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.86%	1.55%	3.76%	6.08%	4.78%

Net assets, end of period (in 000’s)	$501,231	$838,498	$205,440	$271,388	$297,925

Ratio of net expenses to average net assets	0.30%	0.30%	0.30%	0.28%	0.28%

Ratio of net investment income to average net assets	0.82%	1.44%	4.06%	5.95%	4.67%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.32%	0.32%	0.33%	0.33%	0.33%

Ratio of net investment income to average net assets	0.80%	1.42%	4.03%	5.90%	4.62%

See page 58 for all footnotes.

53

TREASURY INSTRUMENTS FUND

	FST Preferred Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.008	0.01	0.04	0.06	0.04

Distributions to shareholders	(0.008)	(0.01)	(0.04)	(0.06)	(0.04)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.79%	1.47%	3.68%	5.79%	4.49%

Net assets, end of period (in 000’s)	$8,053	$28,674	$50,561	$2,380	$208

Ratio of net expenses to average net assets	0.30%	0.30%	0.30%	0.28%	0.28%

Ratio of net investment income to average net assets	0.77%	1.39%	3.32%	5.67%	4.53%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.35%	0.35%	0.36%	0.38%	0.34%

Ratio of net investment income to average net assets	0.72%	1.34%	3.26%	5.57%	4.47%

See page 58 for all footnotes.

54

APPENDIX B

GOVERNMENT FUND

	FST Preferred Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.009	0.02	0.04	0.06	0.05

Distributions to shareholders	(0.009)	(0.02)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.94%	1.59%	3.98%	6.21%	4.93%

Net assets, end of period (in 000’s)	$433,695	$990,048	$850,943	$361,111	$181,155

Ratio of net expenses to average net assets	0.28%	0.28%	0.28%	0.28%	0.28%

Ratio of net investment income to average net assets	0.96%	1.58%	3.68%	6.19%	4.81%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.32%	0.32%	0.34%	0.33%	0.32%

Ratio of net investment income to average net assets	0.92%	1.54%	3.62%	6.14%	4.77%

See page 58 for all footnotes.

55

FEDERAL FUND

	FST Preferred Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.009	0.02	0.04	0.06	0.05

Distributions to shareholders	(0.009)	(0.02)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.90%	1.55%	3.95%	6.16%	4.94%

Net assets, end of period (in 000’s)	$108,637	$121,744	$126,915	$145,000	$186,590

Ratio of net expenses to average net assets	0.30%	0.30%	0.30%	0.30%	0.28%

Ratio of net investment income to average net assets	0.87%	1.54%	3.76%	5.93%	5.05%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.32%	0.32%	0.32%	0.32%	0.33%

Ratio of net investment income to average net assets	0.85%	1.52%	3.74%	5.90%	5.00%

See page 58 for all footnotes.

56

APPENDIX B

TAX-FREE MONEY MARKET FUND

	FST Preferred Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.008	0.01	0.02	0.04	0.03

Distributions to shareholders	(0.008)	(0.01)	(0.02)	(0.04)	(0.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.79%	1.20%	2.50%	3.85%	3.03%

Net assets, end of period (in 000’s)	$204,104	$177,825	$17,722	$18,568	$31,359

Ratio of net expenses to average net assets	0.28%	0.28%	0.28%	0.28%	0.28%

Ratio of net investment income to average net assets	0.79%	1.20%	2.45%	3.81%	2.99%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.32%	0.32%	0.33%	0.33%	0.32%

Ratio of net investment income to average net assets	0.75%	1.16%	2.40%	3.76%	2.95%

See page 58 for all footnotes.

57

Footnotes:

a	Calculated based on the average shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

58

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Index

1 General Investment Management Approach

5 Fund Investment Objectives and Strategies

10 Principal Risks of the Funds

13 Fund Performance

22 Fund Fees And Expenses

26 Service Providers

29 Dividends

31 Shareholder Guide
31	How to Buy Shares
36	How to Sell Shares

41 Taxation

42 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

51 Appendix B Financial Highlights

Financial Square Funds Prospectus (FST Preferred Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information

Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

Goldman Sachs Financial Square FundsSM is a service mark of Goldman, Sachs & Co.
GSAM® is a registered service mark of Goldman, Sachs & Co.

FSPROPRMM

Prospectus

FST Service Shares

April 29, 2004

 GOLDMAN SACHS FINANCIAL SQUARE FUNDSSM

■ Prime Obligations Fund ■ Money Market Fund ■ Treasury Obligations Fund ■ Treasury Instruments Fund ■ Government Fund ■ Federal Fund ■ Tax-Free Money Market Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as Investment Adviser to the Financial Square Funds (the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

   INVESTMENT PROCESS

1. Managing Credit Risk
The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research— The Credit Department, a separate operating entity of Goldman, Sachs & Co. (“Goldman Sachs”), approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates— A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits— The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

1

2. Managing Interest Rate Risk
Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (“WAM”) target— WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure— Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities— The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity
Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	Each Fund’s investors and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

Benchmarks for the Money Market Funds are the iMoneyNet, Inc. Indices. Each Fund uses the iMoneyNet Index which best corresponds to the Fund’s eligible investments.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

■	The Funds: Each Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, each Fund may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

■	Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and Government Funds.
■	Tax-Advantaged Funds: Treasury Instruments and Federal Funds.
■	Tax-Exempt Fund: Tax-Free Money Market Fund.

■	The Investors: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (“NCUA”) Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chartered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.
■	NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity: Not more than 90 days (as required by Rule 2a-7).

3

■	Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund’s policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
■	Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

4

Fund Investment Objectives and Strategies

INVESTMENT OBJECTIVES

The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Taxable and Tax-Advantaged Funds: The Prime Obligations and Money Market Funds pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its investment objective by investing only in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objectives by limiting their investments only to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

In order to obtain a rating from a rating organization, the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Funds will observe special investment restrictions.

Tax-Exempt Fund: The Tax-Free Money Market Fund pursues its investment objective by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax (“AMT”).

5

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

Investment Policies Matrix

	U.S. Treasury	U.S. Government	Bank	Commercial
Fund	Obligations	Securities	Obligations	Paper

Prime Obligations	■[1]	■	■ U.S. banks only[2]	■

Money Market	■[1]	■	■ Over 25% of total assets must be invested in U.S. and foreign (US$) banks[3]	■ U.S. and foreign (US$) commercial paper

Treasury Obligations	■[4]

Treasury Instruments	■[4]

Government	■[1]	■

Federal	■[1]	■

Tax-Free Money Market				■ Tax-exempt only

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	Including foreign branches of U.S. banks.
[3]	If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
[4]	Issued by the U.S. Treasury.
[5]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
[6]	The Money Market Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Short-Term			Foreign
Obligations of		Asset-Backed and	Government
Corporations and	Repurchase	Receivables-Backed	Obligations
Other Entities	Agreements	Securities[5]	(US$)

■ U.S. entities only	■	■

■ U.S. and foreign (US$) entities	■	■	■[6]

■

■

■ (Does not intend to invest)

7

Investment Policies Matrix continued

		Custodial	Unrated	Investment
Fund	Municipals	Receipts	Securities[9]	Companies

Prime Obligations	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Money Market	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Treasury Obligations

Treasury Instruments

Government				■
Up to 10% of total assets in other investment companies

Federal

Tax-Free Money Market	■	■	■	■
	At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances)[8]			Up to 10% of total assets in other investment companies

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[7]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.

[8]	Ordinarily expect that 100% of the Fund’s assets will be invested in municipal obligations, but the Fund may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
[9]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Private		Summary of
Activity	Credit	Taxation for
Bonds	Quality[9]	Distributions[14]	Miscellaneous

■	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

■	First Tier[12]	Taxable federal and state [15]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and generally exempt from state taxation	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and generally exempt from state taxation	Under extraordinary circumstances, may hold cash, U.S. Government Securities subject to state taxation or cash equivalents. Reverse repurchase agreements not permitted.

■
Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier[13]	Tax-exempt federal and taxable state[16]	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

[10]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of the Fund’s net assets under normal market conditions.

[11]	No more than 25% of the value of the Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
[12]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[13]	Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
[14]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[15]	Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.
[16]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Tax-Free
	Prime	Money	Treasury	Treasury			Money
• Applicable	Obligations	Market	Obligations	Instruments	Government	Federal	Market
— Not applicable	Fund	Fund	Fund	Fund	Fund	Fund	Fund

NAV	•	•	•	•	•	•	•
Interest Rate	•	•	•	•	•	•	•
Credit/ Default	•	•	•	•	•	•	•
Liquidity	•	•	•	•	•	•	•
U.S. Government Securities	•	•	—	—	•	•	—
Concentration	—	—	—	—	—	—	•
Foreign	—	•	—	—	—	—	—
Banking Industry	—	•	—	—	—	—	—
Tax	—	—	—	—	—	—	•

Risks that apply to all Funds:

■	NAV Risk—The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.
■	Credit/Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. In addition, with respect to the Tax-Free Money Market Fund, this risk includes the risk of default on foreign letters of credit or guarantees that back municipal securities.
■	Liquidity Risk—The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

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PRINCIPAL RISKS OF THE FUNDS

Risk that applies to the Prime Obligations, Money Market, Government and Federal Funds:

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Risks that apply to the Money Market Fund:

■	Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Fund may not invest more than 25% of its total assets in the securities of any one foreign government.
■	Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Money Market Fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

11

Risks that apply to the Tax-Free Money Market Fund:

■	Concentration Risk—The risk that if the Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.
■	Tax Risk—The risk that future legislative or administrative changes or court decisions may materially affect the value of the Fund’s portfolio and/or the ability of the Fund to pay federal tax-exempt dividends. This Fund would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of their investments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

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Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Service Shares from year to year for up to the last ten years; and (b) the average annual total returns of a Fund’s Service Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. You may obtain a Fund’s current yield by calling 1-800-621-2550.

13

Prime Obligations Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.53% Worst Quarter* Q4 ’03 0.11%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

Service Shares (Inception 1/8/92)	0.56%	3.18%	4.01%	3.84%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

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FUND PERFORMANCE

Money Market Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.53% Worst Quarter* Q3 ’03 0.11%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Service Shares (Inception 7/14/95)	0.56%	3.19%	3.95%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

15

Treasury Obligations Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.48% Worst Quarter* Q4 ’03 0.08%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

Service Shares (Inception 10/15/91)	0.46%	2.98%	3.86%	3.72%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

16

FUND PERFORMANCE

Treasury Instruments Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.42% Worst Quarter* Q4 ’03 0.07%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Service Shares (Inception 3/5/97)	0.39%	2.82%	3.29%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

17

Government Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.50% Worst Quarter* Q4 ’03 0.10%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Service Shares (Inception 5/16/95)	0.54%	3.10%	3.90%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

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FUND PERFORMANCE

Federal Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.48% Worst Quarter* Q4 ’03 0.09%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Service Shares (Inception 3/25/97)	0.49%	3.07%	3.55%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

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Tax-Free Money Market Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 0.91% Worst Quarter* Q3 ’03 0.05%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Service Shares (Inception 9/23/94)	0.39%	1.86%	2.40%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

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21

Fund Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Fund.

	Prime	Money
	Obligations	Market
	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets): [1]
Management Fees[2]	0.205%	0.205%
Other Expenses*	0.515%	0.515%
Service Fees[3]	0.250%	0.250%
Shareholder Administration Fees	0.250%	0.250%
All Other Expenses[4]	0.015%	0.015%

Total Fund Operating Expenses*	0.720%	0.720%

See page 24 for all other footnotes.

*	As a result of waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Prime	Money
	Obligations	Market
	Fund	Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.17%	0.17%
Other Expenses	0.51%	0.51%
Service Fees[3]	0.25%	0.25%
Shareholder Administration Fees	0.25%	0.25%
All Other Expenses[4]	0.01%	0.01%

Total Fund Operating Expenses (after current waivers and expense limitations)	0.68%	0.68%

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FUND FEES AND EXPENSES

				Tax-Free
Treasury	Treasury			Money
Obligations	Instruments	Government	Federal	Market
Fund	Fund	Fund	Fund	Fund

None	None	None	None	None
None	None	None	None	None

None	None	None	None	None
None	None	None	None	None
None	None	None	None	None

0.205%	0.205%	0.205%	0.205%	0.205%
0.515%	0.545%	0.515%	0.515%	0.515%
0.250%	0.250%	0.250%	0.250%	0.250%
0.250%	0.250%	0.250%	0.250%	0.250%
0.015%	0.045%	0.015%	0.015%	0.015%

0.720%	0.750%	0.720%	0.720%	0.720%

				Tax-Free
Treasury	Treasury			Money
Obligations	Instruments	Government	Federal	Market
Fund	Fund	Fund	Fund	Fund

0.19%	0.19%	0.17%	0.19%	0.17%
0.51%	0.51%	0.51%	0.51%	0.51%
0.25%	0.25%	0.25%	0.25%	0.25%
0.25%	0.25%	0.25%	0.25%	0.25%
0.01%	0.01%	0.01%	0.01%	0.01%

0.70%	0.70%	0.68%	0.70%	0.68%

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Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended December 31, 2003.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee equal to 0.015% of the Treasury Obligations, Treasury Instruments and Federal Funds’ average daily net assets and equal to 0.035% of all other Funds’ average daily net assets. As a result of fee waivers, the current management fees of the Treasury Obligations Fund, Treasury Instruments Fund, Federal Fund and all other Funds are 0.19%, 0.19%, 0.19% and 0.17%, respectively, of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[3]	Service Organizations may charge other fees directly to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[4]	The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” of each Fund (excluding management fees, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.01% (rounded) of each Fund’s average daily net assets.

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FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Prime Obligations	$74	$230	$401	$894

Money Market	$74	$230	$401	$894

Treasury Obligations	$74	$230	$401	$894

Treasury Instruments	$77	$240	$417	$930

Government	$74	$230	$401	$894

Federal	$74	$230	$401	$894

Tax-Free Money Market	$74	$230	$401	$894

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

25

Service Providers

INVESTMENT ADVISERS

Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, New York, New York 10005, has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs. As of December 31, 2003, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $375.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser also performs the following services for the Funds:

■	Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
■	Administers each Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, certain Funds may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

26

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	December 31, 2003

Prime Obligations	0.205%	0.17%

Money Market	0.205%	0.17%

Treasury Obligations	0.205%	0.19%

Treasury Instruments	0.205%	0.19%

Government	0.205%	0.17%

Federal	0.205%	0.19%

Tax-Free Money Market	0.205%	0.17%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of

27

New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, certain investment portfolios of the Trust (the “Goldman Sachs Funds”) were named as nominal defendants.

The action, which is brought on behalf of all persons or entities who purchased, redeemed or held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaint alleges, among other things, that during the Class Period, GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and made untrue statements of material fact in registration statements and reports filed pursuant to the Investment Company Act of 1940. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The plaintiffs in the case are seeking compensatory damages; punitive damages; rescission of GSAM’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM believes that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

28

Dividends

Dividends will be distributed monthly. You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

All or substantially all of each Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:

Dividend Declaration Time
Fund	(New York Time)

Prime Obligations	5:00 p.m.

Money Market	5:00 p.m.

Treasury Obligations	5:00 p.m.

Treasury Instruments	4:00 p.m.

Government	5:00 p.m.

Federal	4:00 p.m.

Tax-Free Money Market	4:00 p.m.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

29

The income declared as a dividend for the Prime Obligations, Money Market, Treasury Obligations and Government Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

30

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Funds?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund’s receipt of the purchase amount in federal funds. No sales load is charged.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Application.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee

31

Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

Service Organizations may send their payments as follows:

■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian); or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Treasury Instruments and Federal Funds:
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Prime Obligations, Money Market, Treasury Obligations and Government Funds:
■ By 5:00 p.m. New York time	Same business day
■ After 5:00 p.m. New York time	Next business day

Tax-Free Money Market Fund:
■ By 2:00 p.m. New York time	Same business day
■ After 2:00 p.m. New York time	Next business day

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services; and
■	Shareholder administration services.

Personal and account maintenance services include:

■	Providing facilities to answer inquiries and responding to correspondence with the Service Organization’s customers
■	Acting as liaison between the Service Organization’s customers and the Trust

32

SHAREHOLDER GUIDE

■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing confirmation statements and payments for customers
■	Facilitating the inclusion of the Funds in customer accounts, products or services

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Funds that are attributable to or held in the name of a Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your

33

sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?

Minimum initial investment	$10 million (may be allocated among the Funds)

Minimum account balance	$10 million

Minimum subsequent investments	None

A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment and minimum account balance requirement.
■	Reject any purchase order for any reason.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a Social Security Number or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; and (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

34

SHAREHOLDER GUIDE

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Service Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

Fund	NAV Calculated

Treasury Instruments, Federal and Tax-Free Money Market	As of the close of regular trading of
the New York Stock Exchange
(normally 4:00 p.m. New York time or such later time as the New York Stock Exchange or the NASDAQ market may officially close) on each business day

Prime Obligations, Money Market, Treasury Obligations and Government	As of 5:00 p.m. New York time on each business day

■	NAV per share of each class is generally calculated by the accounting agent on each business day. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will

35

normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by a Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Funds?
Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6572

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under “What Do I Need To Know About Service Organizations?” A redemption may also be made with respect to certain Funds by means of the check redemption privilege described in the Additional Statement.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the

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SHAREHOLDER GUIDE

Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the domestic bank account designated on a Service Organization’s Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Treasury Instruments and Federal Funds:
■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

Prime Obligations, Money Market, Treasury Obligations and Government:
■ By 5:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 5:00 p.m. New York time	Wired next business day	Earned on day request is received

Tax-Free Money Market Fund:
■ By 1:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 1:00 p.m. New York time	Wired next business day	Earned on day request is received

■	Although redemption proceeds will normally be wired as described above, under certain circumstances, (a) redemption proceeds may be paid the next business day following receipt of a properly executed wire transfer redemption request (or up to three business days later with respect to the Tax-Free Money Market Fund) and (b) redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (a) the New

37

York Stock Exchange is closed for trading or trading is restricted; (b) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (c) the SEC by order permits the suspension of the right of redemption. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Service Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Redeem shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at the

38

SHAREHOLDER GUIDE

NAV on the day of reinvestment in additional Service Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Service Shares of a Fund at NAV for shares of the corresponding class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.

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■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments In Service Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organizations. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

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Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Each Fund contemplates declaring as dividends each year all or substantially all of its net investment income. Fund distributions of investment income are generally taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Funds that are designated as “exempt interest dividends” are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

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APPENDIX A

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-

43

denominated obligations of domestic or, in the case of certain Funds, foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by a Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, a Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, a Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

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APPENDIX A

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, mortgages, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations that the Funds invest in are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.

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Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender

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APPENDIX A

option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss

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to a Fund that invests in municipal obligations. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may invest in custodial receipts representing interests in U.S. Government Securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

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APPENDIX A

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities

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■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

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Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the years ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Fund’s annual report (available upon request without charge). The information for all other years prior to the period ended December 31, 2000 has been audited by the Fund’s previous independent auditors, who have ceased operations.

PRIME OBLIGATIONS FUND

	FST Service Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.006	0.01	0.04	0.06	0.05

Distributions to shareholders	(0.006)	(0.01)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.56%	1.24%	3.63%	5.91%	4.65%

Net assets, end of period (in 000’s)	$872,453	$1,073,295	$1,225,547	$1,005,373	$690,741

Ratio of net expenses to average net assets	0.68%	0.68%	0.68%	0.68%	0.68%

Ratio of net investment income to average net assets	0.56%	1.24%	3.46%	5.81%	4.60%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.72%	0.72%	0.73%	0.72%	0.73%

Ratio of net investment income to average net assets	0.52%	1.20%	3.41%	5.77%	4.55%

See page 58 for all footnotes.

51

MONEY MARKET FUND

	FST Service Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.006	0.01	0.04	0.06	0.05

Distributions to shareholders	(0.006)	(0.01)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.56%	1.24%	3.65%	5.92%	4.66%

Net assets, end of period (in 000’s)	$304,547	$408,993	$492,794	$396,927	$305,972

Ratio of net expenses to average net assets	0.68%	0.68%	0.68%	0.68%	0.68%

Ratio of net investment income to average net assets	0.57%	1.24%	3.52%	5.78%	4.53%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.72%	0.72%	0.73%	0.72%	0.72%

Ratio of net investment income to average net assets	0.53%	1.20%	3.47%	5.74%	4.49%

See page 58 for all footnotes.

52

APPENDIX B

TREASURY OBLIGATIONS FUND

	FST Service Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.005	0.01	0.03	0.06	0.04

Distributions to shareholders	(0.005)	(0.01)	(0.03)	(0.06)	(0.04)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.46%	1.15%	3.35%	5.66%	4.36%

Net assets, end of period (in 000’s)	$562,294	$933,190	$1,155,241	$676,118	$569,993

Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.68%	0.68%

Ratio of net investment income to average net assets	0.44%	1.06%	3.09%	5.55%	4.28%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.72%	0.72%	0.73%	0.73%	0.73%

Ratio of net investment income to average net assets	0.42%	1.04%	3.06%	5.50%	4.23%

See page 58 for all footnotes.

53

TREASURY INSTRUMENTS FUND

	FST Service Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.004	0.01	0.03	0.05	0.04

Distributions to shareholders	(0.004)	(0.01)	(0.03)	(0.05)	(0.04)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.39%	1.06%	3.27%	5.38%	4.08%

Net assets, end of period (in 000’s)	$112,084	$81,875	$115,500	$68,194	$42,095

Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.68%	0.68%

Ratio of net investment income to average net assets	0.33%	0.98%	3.01%	5.18%	4.07%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.75%	0.75%	0.76%	0.78%	0.74%

Ratio of net investment income to average net assets	0.28%	0.93%	2.95%	5.08%	4.01%

See page 58 for all footnotes.

54

APPENDIX B

GOVERNMENT FUND

	FST Service Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.005	0.01	0.04	0.06	0.04

Distributions to shareholders	(0.005)	(0.01)	(0.04)	(0.06)	(0.04)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.54%	1.19%	3.57%	5.79%	4.51%

Net assets, end of period (in 000’s)	$246,896	$344,914	$576,226	$273,355	$435,192

Ratio of net expenses to average net assets	0.68%	0.68%	0.68%	0.68%	0.68%

Ratio of net investment income to average net assets	0.54%	1.19%	3.17%	5.60%	4.35%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.72%	0.72%	0.74%	0.73%	0.72%

Ratio of net investment income to average net assets	0.50%	1.15%	3.11%	5.55%	4.31%

See page 58 for all footnotes.

55

FEDERAL FUND

	FST Service Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.005	0.01	0.03	0.06	0.04

Distributions to shareholders	(0.005)	(0.01)	(0.03)	(0.06)	(0.04)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.49%	1.15%	3.53%	5.74%	4.53%

Net assets, end of period (in 000’s)	$505,454	$650,133	$814,384	$899,691	$478,635

Ratio of net expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.68%

Ratio of net investment income to average net assets	0.49%	1.14%	3.43%	5.61%	4.46%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.72%	0.72%	0.72%	0.73%	0.73%

Ratio of net investment income to average net assets	0.47%	1.12%	3.41%	5.58%	4.41%

See page 58 for all footnotes.

56

APPENDIX B

TAX-FREE MONEY MARKET FUND

	FST Service Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.004	0.01	0.02	0.03	0.03

Distributions to shareholders	(0.004)	(0.01)	(0.02)	(0.03)	(0.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.39%	0.80%	2.09%	3.43%	2.62%

Net assets, end of period (in 000’s)	$60,412	$69,204	$68,298	$71,614	$69,465

Ratio of net expenses to average net assets	0.68%	0.68%	0.68%	0.68%	0.68%

Ratio of net investment income to average net assets	0.38%	0.79%	2.04%	3.46%	2.61%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.72%	0.72%	0.73%	0.73%	0.72%

Ratio of net investment income to average net assets	0.34%	0.75%	1.99%	3.41%	2.57%

See page 58 for all footnotes.

57

Footnotes:

a	Calculated based on the average shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

58

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Index

1 General Investment Management Approach

5 Fund Investment Objectives and Strategies

10 Principal Risks of the Funds

13 Fund Performance

22 Fund Fees and Expenses

26 Service Providers

29 Dividends

31 Shareholder Guide
31	How to Buy Shares
36	How to Sell Shares

41 Taxation

42 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

51 Appendix B Financial Highlights

Financial Square Funds Prospectus (FST Service Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	Call 1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

Goldman Sachs Financial Square FundsSM is a service mark of Goldman, Sachs & Co.
GSAM® is a registered service mark of Goldman, Sachs & Co.

FSPROSVCMM

Prospectus

FST Shares

April 29, 2004

 GOLDMAN SACHS FINANCIAL SQUARE FUNDSSM

■ Prime Obligations Fund ■ Money Market Fund ■ Treasury Obligations Fund ■ Treasury Instruments Fund ■ Government Fund ■ Federal Fund ■ Tax-Free Money Market Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

NOT FDIC-Insured	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as Investment Adviser to the Financial Square Funds (the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

   INVESTMENT PROCESS

1. Managing Credit Risk
The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research— The Credit Department, a separate operating entity of Goldman, Sachs & Co. (“Goldman Sachs”), approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates— A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits— The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

1

2. Managing Interest Rate Risk
Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (“WAM”) target— WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure— Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities— The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity
Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	Each Fund’s investors and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

Benchmarks for the Money Market Funds are the iMoneyNet, Inc. Indices. Each Fund uses the iMoneyNet Index which best corresponds to the Fund’s eligible investments.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

■	The Funds: Each Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, each Fund may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

■	Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and Government Funds.
■	Tax-Advantaged Funds: Treasury Instruments and Federal Funds.
■	Tax-Exempt Fund: Tax-Free Money Market Fund.

■	The Investors: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (“NCUA”) Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chartered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.
■	NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity: Not more than 90 days (as required by Rule 2a-7).

3

■	Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund’s policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
■	Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

4

Fund Investment Objectives and Strategies

INVESTMENT OBJECTIVES

The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Taxable and Tax-Advantaged Funds: The Prime Obligations and Money Market Funds pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its investment objective by investing only in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objectives by limiting their investments only to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

In order to obtain a rating from a rating organization, the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Funds will observe special investment restrictions.

Tax-Exempt Fund: The Tax-Free Money Market Fund pursues its investment objective by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax (“AMT”).

5

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

Investment Policies Matrix

	U.S. Treasury	U.S. Government	Bank	Commercial
Fund	Obligations	Securities	Obligations	Paper

Prime Obligations	■[1]	■	■ U.S. banks only[2]	■

Money Market	■[1]	■	■ Over 25% of total assets must be invested in U.S. and foreign (US$) banks[3]	■ U.S. and foreign (US$) commercial paper

Treasury Obligations	■[4]

Treasury Instruments	■[4]

Government	■[1]	■

Federal	■[1]	■

Tax-Free Money Market				■ Tax-exempt only

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	Including foreign branches of U.S. banks.
[3]	If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
[4]	Issued by the U.S. Treasury.
[5]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
[6]	The Money Market Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Short-Term			Foreign
Obligations of		Asset-Backed and	Government
Corporations and	Repurchase	Receivables-Backed	Obligations
Other Entities	Agreements	Securities[5]	(US$)

■ U.S. entities only	■	■

■ U.S. and foreign (US$) entities	■	■	■[6]

■

■

■ (Does not intend to invest)

7

Investment Policies Matrix continued

		Custodial	Unrated	Investment
Fund	Municipals	Receipts	Securities[9]	Companies

Prime Obligations	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Money Market	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Treasury Obligations

Treasury Instruments

Government				■
Up to 10% of total assets in other investment companies

Federal

Tax-Free Money Market	■	■	■	■
	At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances)[8]			Up to 10% of total assets in other investment companies

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[7]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.

[8]	Ordinarily expect that 100% of the Fund’s assets will be invested in municipal obligations, but the Fund may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
[9]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Private		Summary of
Activity	Credit	Taxation for
Bonds	Quality[9]	Distributions[14]	Miscellaneous

■	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

■	First Tier[12]	Taxable federal and state [15]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and generally exempt from state taxation	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and generally exempt from state taxation	Under extraordinary circumstances, may hold cash, U.S. Government Securities subject to state taxation or cash equivalents. Reverse repurchase agreements not permitted.

■
Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier[13]	Tax-exempt federal and taxable state[16]	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

[10]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of the Fund’s net assets under normal market conditions.

[11]	No more than 25% of the value of the Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
[12]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[13]	Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
[14]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[15]	Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.
[16]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Tax-Free
	Prime	Money	Treasury	Treasury			Money
• Applicable	Obligations	Market	Obligations	Instruments	Government	Federal	Market
— Not applicable	Fund	Fund	Fund	Fund	Fund	Fund	Fund

NAV	•	•	•	•	•	•	•
Interest Rate	•	•	•	•	•	•	•
Credit/ Default	•	•	•	•	•	•	•
Liquidity	•	•	•	•	•	•	•
U.S. Government Securities	•	•	—	—	•	•	—
Concentration	—	—	—	—	—	—	•
Foreign	—	•	—	—	—	—	—
Banking Industry	—	•	—	—	—	—	—
Tax	—	—	—	—	—	—	•

Risks that apply to all Funds:

■	NAV Risk—The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.
■	Credit/Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. In addition, with respect to the Tax-Free Money Market Fund, this risk includes the risk of default on foreign letters of credit or guarantees that back municipal securities.
■	Liquidity Risk—The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

10

PRINCIPAL RISKS OF THE FUNDS

Risk that applies to the Prime Obligations, Money Market, Government and Federal Funds:

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Risks that apply to the Money Market Fund:

■	Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Fund may not invest more than 25% of its total assets in the securities of any one foreign government.
■	Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Money Market Fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

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Risks that apply to the Tax-Free Money Market Fund:

■	Concentration Risk—The risk that if the Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.
■	Tax Risk—The risk that future legislative or administrative changes or court decisions may materially affect the value of the Fund’s portfolio and/or the ability of the Fund to pay federal tax-exempt dividends. This Fund would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of their investments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

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Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s FST Shares from year to year for up to the last ten years; and (b) the average annual total returns of a Fund’s FST Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. You may obtain a Fund’s current yield by calling 1-800-621-2550.

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Prime Obligations Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.65% Worst Quarter* Q3 ’03 0.23%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

FST Shares (Inception 3/8/90)	1.06%	3.70%	4.53%	4.73%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

14

FUND PERFORMANCE

Money Market Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.65% Worst Quarter* Q3 ’03 0.23%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

FST Shares (Inception 5/18/94)	1.06%	3.70%	4.60%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

15

Treasury Obligations Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.60% Worst Quarter* Q3 ’03 0.21%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

FST Shares (Inception 4/25/90)	0.96%	3.49%	4.38%	4.55%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

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FUND PERFORMANCE

Treasury Instruments Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.55% Worst Quarter* Q3 ’03 0.19%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

FST Shares (Inception 3/3/97)	0.89%	3.33%	3.81%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

17

Government Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.63% Worst Quarter* Q4 ’03 0.23%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

FST Shares (Inception 4/6/93)	1.04%	3.62%	4.47%	4.38%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

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FUND PERFORMANCE

Federal Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.61% Worst Quarter* Q4 ’03 0.22%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

FST Shares (Inception 2/28/97)	1.00%	3.58%	4.08%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

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Tax-Free Money Market Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.04% Worst Quarter* Q3 ’03 0.18%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

FST Shares (Inception 7/19/94)	0.89%	2.37%	2.91%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

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21

Fund Fees and Expenses (FST Shares)

This table describes the fees and expenses that you would pay if you buy and hold FST Shares of a Fund.

	Prime	Money
	Obligations	Market
	Fund	Fund

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.205%	0.205%
Other Expenses[3]*	0.015%	0.015%

Total Fund Operating Expenses*	0.220%	0.220%

See page 24 for all other footnotes.

*	As a result of waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Prime	Money
	Obligations	Market
	Fund	Fund

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.17%	0.17%
Other Expenses[3]	0.01%	0.01%

Total Fund Operating Expenses (after waivers and expense limitations)	0.18%	0.18%

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FUND FEES AND EXPENSES

Treasury	Treasury			Tax-Free
Obligations	Instruments	Government	Federal	Money
Fund	Fund	Fund	Fund	Market Fund

None	None	None	None	None
None	None	None	None	None
None	None	None	None	None
None	None	None	None	None
None	None	None	None	None

0.205%	0.205%	0.205%	0.205%	0.205%
0.015%	0.045%	0.015%	0.015%	0.015%

0.220%	0.250%	0.220%	0.220%	0.220%

Treasury	Treasury			Tax-Free
Obligations	Instruments	Government	Federal	Money
Fund	Fund	Fund	Fund	Market Fund

0.19%	0.19%	0.17%	0.19%	0.17%
0.01%	0.01%	0.01%	0.01%	0.01%

0.20%	0.20%	0.18%	0.20%	0.18%

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Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended December 31, 2003.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee equal to 0.015% of the Treasury Obligations, Treasury Instruments and Federal Funds’ average daily net assets and equal to 0.035% of all other Funds’ average daily net assets. As a result of fee waivers, the current management fees of the Treasury Obligations Fund, Treasury Instruments Fund, Federal Fund and all other Funds are 0.19%, 0.19%, 0.19% and 0.17%, respectively, of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[3]	The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” of each Fund (excluding management fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.01% (rounded) of each Fund’s average daily net assets.

24

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in FST Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Prime Obligations	$23	$71	$124	$280

Money Market	$23	$71	$124	$280

Treasury Obligations	$23	$71	$124	$280

Treasury Instruments	$26	$80	$141	$318

Government	$23	$71	$124	$280

Federal	$23	$71	$124	$280

Tax-Free Money Market	$23	$71	$124	$280

Institutions that invest in FST Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in FST Shares may receive other compensation in connection with the sale and distribution of FST Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

25

Service Providers

INVESTMENT ADVISERS

Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, New York, New York 10005, has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs. As of December 31, 2003, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $375.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser also performs the following services for the Funds:

■	Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
■	Administers each Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, certain Funds may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

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SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	December 31, 2003

Prime Obligations	0.205%	0.17%

Money Market	0.205%	0.17%

Treasury Obligations	0.205%	0.19%

Treasury Instruments	0.205%	0.19%

Government	0.205%	0.17%

Federal	0.205%	0.19%

Tax-Free Money Market	0.205%	0.17%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

27

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, certain investment portfolios of the Trust (the “Goldman Sachs Funds”) were named as nominal defendants.

The action, which is brought on behalf of all persons or entities who purchased, redeemed or held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), alleges violations of the Investment Company Act of 1940 (the “Investment Company Act”), the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaint alleges, among other things, that during the Class Period, GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and made untrue statements of material fact in registration statements and reports filed pursuant to the Investment Company Act of 1940. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The plaintiffs in the case are seeking compensatory damages; punitive damages; rescission of GSAM’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM believes that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

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Dividends

Dividends will be distributed monthly. You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

All or substantially all of each Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:

Dividend Declaration Time
Fund	(New York Time)

Prime Obligations	5:00 p.m.

Money Market	5:00 p.m.

Treasury Obligations	5:00 p.m.

Treasury Instruments	4:00 p.m.

Government	5:00 p.m.

Federal	4:00 p.m.

Tax-Free Money Market	4:00 p.m.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

29

The income declared as a dividend for the Prime Obligations, Money Market, Treasury Obligations and Government Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

30

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ FST Shares.

HOW TO BUY SHARES

How Can I Purchase FST Shares Of The Funds?
You may purchase FST Shares on any business day at their NAV next determined after receipt of an order. Shares begin earning dividends after the receipt of the purchase amount in federal funds. No sales load is charged. You may place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application.

You may send your payment as follows:

■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian); or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions.

31

Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Treasury Instruments and Federal Funds:
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Prime Obligations, Money Market, Treasury Obligations and Government Funds:
■ By 5:00 p.m. New York time	Same business day
■ After 5:00 p.m. New York time	Next business day

Tax-Free Money Market Fund:
■ By 2:00 p.m. New York time	Same business day
■ After 2:00 p.m. New York time	Next business day

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Authorized institutions or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your institution or intermediary directly to learn whether it is authorized to accept orders for the Trust.

These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds’ FST Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge

32

SHAREHOLDER GUIDE

to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

In addition to FST Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services than FST Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?

Minimum initial investment	$10 million (may be allocated among the Funds)

Minimum account balance	$10 million

Minimum subsequent investments	None

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment and minimum account balance requirement.
■	Reject any purchase order for any reason.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a Social Security Number or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; and (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all

33

required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange FST Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

Fund	NAV Calculated

Treasury Instruments, Federal and Tax-Free Money Market	As of the close of regular trading of the New York Stock Exchange (normally 4:00 p.m. New York time or such later time as the New York Stock Exchange or the NASDAQ market may officially close) on each business day

Prime Obligations, Money Market, Treasury Obligations and Government	As of 5:00 p.m. New York time on each business day

■	NAV per share of each class is generally calculated by the accounting agent on each business day. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will

34

SHAREHOLDER GUIDE

normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by a Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

HOW TO SELL SHARES

How Can I Sell FST Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its FST Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Mail your request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under “How Do I Purchase Shares Through A Financial Institution?” A redemption may also be made with respect to certain Funds by means of the check redemption privilege described in the Additional Statement.

35

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the domestic bank account designated on your Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Treasury Instruments and Federal Funds:
■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

Prime Obligations, Money Market, Treasury Obligations and Government Funds:
■ By 5:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 5:00 p.m. New York time	Wired next business day	Earned on day request is received

Tax-Free Money Market Fund:
■ By 1:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 1:00 p.m. New York time	Wired next business day	Earned on day request is received

36

SHAREHOLDER GUIDE

■	Although redemption proceeds will normally be wired as described above, under certain circumstances, (a) redemption proceeds may be paid the next business day following receipt of a properly executed wire transfer redemption request (or up to three business days later with respect to the Tax-Free Money Market Fund) and (b) redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (a) the New York Stock Exchange is closed for trading or trading is restricted; (b) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (c) the SEC by order permits the suspension of the right of redemption. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

The Trust reserves the right to:

■	Redeem your shares if your account balance falls below the minimum as a result of a redemption. The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

37

■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at the NAV on the day of reinvestment in additional Institutional Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
You may exchange FST Shares of a Fund at NAV for shares of the corresponding class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.

38

SHAREHOLDER GUIDE

■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need to Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will Be Sent Regarding Investments In FST Shares?
Recordholders will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. Recordholders will also be provided with an individual monthly statement. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to recordholders. If you purchase shares through an institution or other intermediary, the institution or intermediary is responsible for providing these or other reports to their customers who are the beneficial owners of the Fund shares in accordance with the rules that apply to their accounts with the institution or intermediary.

39

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Each Fund contemplates declaring as dividends each year all or substantially all of its net investment income. Fund distributions of investment income are generally taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Funds that are designated as “exempt interest dividends” are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

40

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

41

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-

42

APPENDIX A

denominated obligations of domestic or, in the case of certain Funds, foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by a Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, a Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, a Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

43

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, mortgages, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations that the Funds invest in are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.

44

APPENDIX A

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender

45

option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss

46

APPENDIX A

to a Fund that invests in municipal obligations. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may invest in custodial receipts representing interests in U.S. Government Securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

47

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities

48

APPENDIX A

■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

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50

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the years ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Fund’s annual report (available upon request without charge). The information for all other years prior to the period ended December 31, 2000 has been audited by the Fund’s previous independent auditors, who have ceased operations.

PRIME OBLIGATIONS FUND

	FST Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.011	0.02	0.04	0.06	0.05

Distributions to shareholders	(0.011)	(0.02)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	1.06%	1.75%	4.15%	6.44%	5.18%

Net assets, end of period (in 000’s)	$22,750,510	$22,565,712	$25,429,443	$12,777,000	$8,062,549

Ratio of net expenses to average net assets	0.18%	0.18%	0.18%	0.18%	0.18%

Ratio of net investment income to average net assets	1.07%	1.74%	3.87%	6.32%	5.09%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.22%	0.22%	0.23%	0.22%	0.23%

Ratio of net investment income to average net assets	1.03%	1.70%	3.82%	6.28%	5.04%

See page 58 for all footnotes.

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MONEY MARKET FUND

	FST Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.011	0.02	0.04	0.06	0.05

Distributions to shareholders	(0.011)	(0.02)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	1.06%	1.75%	4.16%	6.44%	5.18%

Net assets, end of period (in 000’s)	$10,389,312	$9,194,848	$15,909,394	$5,954,862	$8,747,861

Ratio of net expenses to average net assets	0.18%	0.18%	0.18%	0.18%	0.18%

Ratio of net investment income to average net assets	1.07%	1.76%	3.74%	6.25%	5.08%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.22%	0.22%	0.23%	0.22%	0.22%

Ratio of net investment income to average net assets	1.03%	1.72%	3.69%	6.21%	5.04%

See page 58 for all footnotes.

52

APPENDIX B

TREASURY OBLIGATIONS FUND

	FST Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.010	0.02	0.04	0.06	0.05

Distributions to shareholders	(0.010)	(0.02)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.96%	1.65%	3.87%	6.18%	4.88%

Net assets, end of period (in 000’s)	$1,700,016	$2,267,428	$3,985,276	$2,493,450	$2,320,581

Ratio of net expenses to average net assets	0.20%	0.20%	0.20%	0.18%	0.18%

Ratio of net investment income to average net assets	0.92%	1.58%	3.66%	6.04%	4.75%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.22%	0.22%	0.23%	0.23%	0.23%

Ratio of net investment income to average net assets	0.90%	1.56%	3.63%	5.99%	4.70%

See page 58 for all footnotes.

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TREASURY INSTRUMENTS FUND

	FST Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.009	0.02	0.04	0.06	0.05

Distributions to shareholders	(0.009)	(0.02)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.89%	1.57%	3.79%	5.90%	4.60%

Net assets, end of period (in 000’s)	$805,747	$971,035	$1,161,245	$734,427	$428,732

Ratio of net expenses to average net assets	0.20%	0.20%	0.20%	0.18%	0.18%

Ratio of net investment income to average net assets	0.84%	1.47%	3.52%	5.80%	4.51%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.25%	0.25%	0.26%	0.28%	0.24%

Ratio of net investment income to average net assets	0.79%	1.42%	3.46%	5.70%	4.45%

See page 58 for all footnotes.

54

APPENDIX B

GOVERNMENT FUND

	FST Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.010	0.02	0.04	0.06	0.05

Distributions to shareholders	(0.010)	(0.02)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	1.04%	1.69%	4.09%	6.31%	5.03%

Net assets, end of period (in 000’s)	$1,906,071	$3,062,537	$4,201,586	$1,859,266	$2,260,275

Ratio of net expenses to average net assets	0.18%	0.18%	0.18%	0.18%	0.18%

Ratio of net investment income to average net assets	1.05%	1.68%	3.76%	6.14%	4.91%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.22%	0.22%	0.24%	0.23%	0.22%

Ratio of net investment income to average net assets	1.01%	1.64%	3.70%	6.09%	4.87%

See page 58 for all footnotes.

55

FEDERAL FUND

	FST Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.010	0.02	0.04	0.06	0.05

Distributions to shareholders	(0.010)	(0.02)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	1.00%	1.65%	4.05%	6.26%	5.05%

Net assets, end of period (in 000’s)	$7,076,044	$8,955,842	$14,153,371	$8,296,788	$4,206,119

Ratio of net expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.18%

Ratio of net investment income to average net assets	0.99%	1.64%	3.87%	6.16%	4.96%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.22%	0.22%	0.22%	0.23%	0.23%

Ratio of net investment income to average net assets	0.97%	1.62%	3.85%	6.13%	4.91%

See page 58 for all footnotes.

56

APPENDIX B

TAX-FREE MONEY MARKET FUND

	FST Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.009	0.01	0.03	0.04	0.03

Distributions to shareholders	(0.009)	(0.01)	(0.03)	(0.04)	(0.03)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	0.89%	1.30%	2.60%	3.95%	3.13%

Net assets, end of period (in 000’s)	$7,052,124	$4,537,375	$3,588,030	$2,693,098	$1,775,327

Ratio of net expenses to average net assets	0.18%	0.18%	0.18%	0.18%	0.18%

Ratio of net investment income to average net assets	0.87%	1.29%	2.46%	3.93%	3.12%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.22%	0.22%	0.23%	0.23%	0.22%

Ratio of net investment income to average net assets	0.83%	1.25%	2.41%	3.88%	3.08%

See page 58 for all footnotes.

57

Footnotes:

a	Calculated based on the average shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

58

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Index

1 General Investment Management Approach

5 Fund Investment Objectives and Strategies

10 Principal Risks of the Funds

13 Fund Performance

22 Fund Fees and Expenses

26 Service Providers

29 Dividends

31 Shareholder Guide
31	How to Buy Shares
35	How to Sell Shares

40 Taxation

41 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

51 Appendix B Financial Highlights

Financial Square Funds Prospectus (FST Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	Call 1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

Goldman Sachs Financial Square FundsSM is a service mark of Goldman, Sachs & Co.
GSAM® is a registered service mark of Goldman, Sachs & Co.

FSPROINSTMM

Prospectus

FST Administration Shares

April 29, 2004

 GOLDMAN SACHS FINANCIAL SQUARE FUNDSSM

■ Prime Obligations Fund ■ Money Market Fund ■ Treasury Obligations Fund ■ Treasury Instruments Fund ■ Government Fund ■ Federal Fund ■ Tax-Free Money Market Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

NOT FDIC-Insured	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as Investment Adviser to the Financial Square Funds (the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

   INVESTMENT PROCESS

1. Managing Credit Risk
The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research— The Credit Department, a separate operating entity of Goldman, Sachs & Co. (“Goldman Sachs”), approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates— A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits— The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

1

2. Managing Interest Rate Risk
Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (“WAM”) target— WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure— Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities— The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity
Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	Each Fund’s investors and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

Benchmarks for the Money Market Funds are the iMoneyNet, Inc. Indices. Each Fund uses the iMoneyNet Index which best corresponds to the Fund’s eligible investments.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

■	The Funds: Each Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, each Fund may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

■	Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and Government Funds.
■	Tax-Advantaged Funds: Treasury Instruments and Federal Funds.
■	Tax-Exempt Fund: Tax-Free Money Market Fund.

■	The Investors: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (“NCUA”) Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chartered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.
■	NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity: Not more than 90 days (as required by Rule 2a-7).

3

■	Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund’s policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
■	Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

4

Fund Investment Objectives and Strategies

INVESTMENT OBJECTIVES

The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Taxable and Tax-Advantaged Funds: The Prime Obligations and Money Market Funds pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its investment objective by investing only in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objectives by limiting their investments only to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

In order to obtain a rating from a rating organization, the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Funds will observe special investment restrictions.

Tax-Exempt Fund: The Tax-Free Money Market Fund pursues its investment objective by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax (“AMT”).

5

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

Investment Policies Matrix

	U.S. Treasury	U.S. Government	Bank	Commercial
Fund	Obligations	Securities	Obligations	Paper

Prime Obligations	■[1]	■	■ U.S. banks only[2]	■

Money Market	■[1]	■	■ Over 25% of total assets must be invested in U.S. and foreign (US$) banks[3]	■ U.S. and foreign (US$) commercial paper

Treasury Obligations	■[4]

Treasury Instruments	■[4]

Government	■[1]	■

Federal	■[1]	■

Tax-Free Money Market				■ Tax-exempt only

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	Including foreign branches of U.S. banks.
[3]	If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.

[4]	Issued by the U.S. Treasury.
[5]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
[6]	The Money Market Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Short-Term			Foreign
Obligations of		Asset-Backed and	Government
Corporations and	Repurchase	Receivables-Backed	Obligations
Other Entities	Agreements	Securities[5]	(US$)

■ U.S. entities only	■	■

■ U.S. and foreign (US$) entities	■	■	■[6]

■

■

■ (Does not intend to invest)

7

Investment Policies Matrix continued

		Custodial	Unrated	Investment
Fund	Municipals	Receipts	Securities[9]	Companies

Prime Obligations	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Money Market	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Treasury Obligations

Treasury Instruments

Government				■
Up to 10% of total assets in other investment companies

Federal

Tax-Free Money Market	■	■	■	■
	At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances)[8]			Up to 10% of total assets in other investment companies

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[7]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.

[8]	Ordinarily expect that 100% of the Fund’s assets will be invested in municipal obligations, but the Fund may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.

[9]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Private		Summary of
Activity	Credit	Taxation for
Bonds	Quality[9]	Distributions[14]	Miscellaneous

■	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

■	First Tier[12]	Taxable federal and state [15]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and generally exempt from state taxation	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and generally exempt from state taxation	Under extraordinary circumstances, may hold cash, U.S. Government Securities subject to state taxation or cash equivalents. Reverse repurchase agreements not permitted.

■
Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier[13]	Tax-exempt federal and taxable state[16]	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

[10]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of the Fund’s net assets under normal market conditions.

[11]	No more than 25% of the value of the Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
[12]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[13]	Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
[14]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[15]	Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.
[16]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Tax-Free
	Prime	Money	Treasury	Treasury			Money
• Applicable	Obligations	Market	Obligations	Instruments	Government	Federal	Market
— Not applicable	Fund	Fund	Fund	Fund	Fund	Fund	Fund

NAV	•	•	•	•	•	•	•
Interest Rate	•	•	•	•	•	•	•
Credit/ Default	•	•	•	•	•	•	•
Liquidity	•	•	•	•	•	•	•
U.S. Government Securities	•	•	—	—	•	•	—
Concentration	—	—	—	—	—	—	•
Foreign	—	•	—	—	—	—	—
Banking Industry	—	•	—	—	—	—	—
Tax	—	—	—	—	—	—	•

Risks that apply to all Funds:

■	NAV Risk—The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.
■	Credit/Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. In addition, with respect to the Tax-Free Money Market Fund, this risk includes the risk of default on foreign letters of credit or guarantees that back municipal securities.
■	Liquidity Risk—The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

10

PRINCIPAL RISKS OF THE FUNDS

Risk that applies to the Prime Obligations, Money Market, Government and Federal Funds:

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Risks that apply to the Money Market Fund:

■	Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Fund may not invest more than 25% of its total assets in the securities of any one foreign government.
■	Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Money Market Fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

11

Risks that apply to the Tax-Free Money Market Fund:

■	Concentration Risk—The risk that if the Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.
■	Tax Risk—The risk that future legislative or administrative changes or court decisions may materially affect the value of the Fund’s portfolio and/or the ability of the Fund to pay federal tax-exempt dividends. This Fund would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of their investments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

12

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Administration Shares from year to year for up to the last ten years; and (b) the average annual total returns of a Fund’s Administration Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. You may obtain a Fund’s current yield by calling 1-800-621-2550.

13

Prime Obligations Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.59% Worst Quarter* Q4 ’03 0.17%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

Administration Shares (Inception 11/9/92)	0.81%	3.44%	4.27%	4.13%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

14

FUND PERFORMANCE

Money Market Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q3 ’00 1.59% Worst Quarter* Q4 ’03 0.17%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Administration Shares (Inception 5/20/94)	0.81%	3.44%	4.34%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

15

Treasury Obligations Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.54% Worst Quarter* Q4 ’03 0.14%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

Administration Shares (Inception 1/21/93)	0.71%	3.24%	4.12%	4.01%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

16

FUND PERFORMANCE

Treasury Instruments Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.48% Worst Quarter* Q4 ’03 0.13%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Administration Shares (Inception 4/1/97)	0.64%	3.08%	3.54%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

17

Government Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.56% Worst Quarter* Q4 ’03 0.17%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	10 Years	Since Inception

Administration Shares (Inception 9/1/93)	0.79%	3.36%	4.21%	4.17%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

18

FUND PERFORMANCE

Federal Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.55% Worst Quarter* Q4 ’03 0.16%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Administration Shares (Inception 4/1/97)	0.74%	3.33%	3.81%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

19

Tax-Free Money Market Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 0.97% Worst Quarter* Q3 ’03 0.11%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Administration Shares (Inception 8/1/94)	0.64%	2.11%	2.66%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

20

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21

Fund Fees and Expenses (Administration Shares)

This table describes the fees and expenses that you would pay if you buy and hold Administration Shares of a Fund.

	Prime	Money
	Obligations	Market
	Fund	Fund

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets): [1]

Management Fees[2]	0.205%	0.205%
Other Expenses*	0.265%	0.265%
Administration Fees[3]	0.250%	0.250%
All Other Expenses[4]	0.015%	0.015%

Total Fund Operating Expenses*	0.470%	0.470%

See page 24 for all other footnotes.

*	As a result of waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Prime	Money
	Obligations	Market
	Fund	Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.17%	0.17%
Other Expenses	0.26%	0.26%
Administration Fees[3]	0.25%	0.25%
All Other Expenses[4]	0.01%	0.01%

Total Fund Operating Expenses (after waivers and expense limitations)	0.43%	0.43%

22

FUND FEES AND EXPENSES

Treasury	Treasury			Tax-Free
Obligations	Instruments	Government	Federal	Money Market
Fund	Fund	Fund	Fund	Fund

None	None	None	None	None
None	None	None	None	None

None	None	None	None	None
None	None	None	None	None
None	None	None	None	None

0.205%	0.205%	0.205%	0.205%	0.205%
0.265%	0.295%	0.265%	0.265%	0.265%
0.250%	0.250%	0.250%	0.250%	0.250%
0.015%	0.045%	0.015%	0.015%	0.015%

0.470%	0.500%	0.470%	0.470%	0.470%

Treasury	Treasury			Tax-Free
Obligations	Instruments	Government	Federal	Money Market
Fund	Fund	Fund	Fund	Fund

0.19%	0.19%	0.17%	0.19%	0.17%
0.26%	0.26%	0.26%	0.26%	0.26%
0.25%	0.25%	0.25%	0.25%	0.25%
0.01%	0.01%	0.01%	0.01%	0.01%

0.45%	0.45%	0.43%	0.45%	0.43%

23

Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended December 31, 2003.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee equal to 0.015% of the Treasury Obligations, Treasury Instruments and Federal Funds’ average daily net assets and equal to 0.035% of all other Funds’ average daily net assets. As a result of fee waivers, the current management fees of the Treasury Obligations Fund, Treasury Instruments Fund, Federal Fund and all other Funds are 0.19%, 0.19%, 0.19% and 0.17%, respectively, of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[3]	Service Organizations may charge other fees directly to their customers who are beneficial owners of Administration Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[4]	The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” of each Fund (excluding management fees, administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.01% (rounded) of each Fund’s average daily net assets.

24

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Administration Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Prime Obligations	$48	$151	$263	$591

Money Market	$48	$151	$263	$591

Treasury Obligations	$48	$151	$263	$591

Treasury Instruments	$51	$160	$280	$628

Government	$48	$151	$263	$591

Federal	$48	$151	$263	$591

Tax-Free Money Market	$48	$151	$263	$591

Service Organizations that invest in Administration Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Administration Shares may receive other compensation in connection with the sale and distribution of Administration Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

25

Service Providers

INVESTMENT ADVISERS

Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, New York, New York 10005, has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs. As of December 31, 2003, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $375.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser also performs the following services for the Funds:

■	Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
■	Administers each Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, certain Funds may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

26

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	December 31, 2003

Prime Obligations	0.205%	0.17%

Money Market	0.205%	0.17%

Treasury Obligations	0.205%	0.19%

Treasury Instruments	0.205%	0.19%

Government	0.205%	0.17%

Federal	0.205%	0.19%

Tax-Free Money Market	0.205%	0.17%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of

27

New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, certain investment portfolios of the Trust (the “Goldman Sachs Funds”) were named as nominal defendants.

The action, which is brought on behalf of all persons or entities who purchased, redeemed or held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaint alleges, among other things, that during the Class Period, GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and made untrue statements of material fact in registration statements and reports filed pursuant to the Investment Company Act of 1940. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The plaintiffs in the case are seeking compensatory damages; punitive damages; rescission of GSAM’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM believes that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

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Dividends

Dividends will be distributed monthly. You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

All or substantially all of each Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:

Dividend Declaration Time
Fund	(New York Time)

Prime Obligations	5:00 p.m.

Money Market	5:00 p.m.

Treasury Obligations	5:00 p.m.

Treasury Instruments	4:00 p.m.

Government	5:00 p.m.

Federal	4:00 p.m.

Tax-Free Money Market	4:00 p.m.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

The income declared as a dividend for the Prime Obligations, Money Market, Treasury Obligations and Government Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

29

The income declared as a dividend for the Prime Obligations, Money Market, Treasury Obligations and Government Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

30

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Administration Shares.

HOW TO BUY SHARES

How Can I Purchase Administration Shares Of The Funds?
Generally, Administration Shares may be purchased only through institutions that have agreed to provide shareholder administration services to their customers who are the beneficial owners of Administration Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Administration Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund’s receipt of the purchase amount in federal funds. No sales load is charged.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds
4900 Sears Tower
51st Floor
Chicago, IL 60606-6372

By Telephone:	1-800-621-2550
(8:00 a.m. to 4:00 p.m. New York time)

Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Application.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee

31

Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

Service Organizations may send their payments as follows:

■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian); or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds - (Name of Fund and Class of Shares), 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Treasury Instruments and Federal Funds:
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Prime Obligations, Money Market, Treasury Obligations and Government Funds:
■ By 5:00 p.m. New York time	Same business day
■ After 5:00 p.m. New York time	Next business day

Tax-Free Money Market Fund:
■ By 2:00 p.m. New York time	Same business day
■ After 2:00 p.m. New York time	Next business day

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Administration Shares:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem or exchange shares for customers
■	Processing confirmation statements and payments for customers
■	Facilitating the inclusion of the Funds in customer accounts, products or services

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their

32

SHAREHOLDER GUIDE

customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to an administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

In addition to Administration Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), and are entitled to different services than Administration Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?

Minimum initial investment	$10 million (may be allocated among the Funds)

Minimum account balance	$10 million

Minimum subsequent investments	None

A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Administration Shares and may establish other requirements such as a minimum account balance. A Service Organization may redeem

33

Administration Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment and minimum account balance requirement.
■	Reject any purchase order for any reason.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a Social Security Number or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; and (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

34

SHAREHOLDER GUIDE

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Administration Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

Fund	NAV Calculated

Treasury Instruments, Federal and Tax-Free Money Market	As of the close of regular trading of
the New York Stock Exchange
(normally 4:00 p.m. New York time or such later time as the New York Stock Exchange or the NASDAQ market may officially close) on each business day

Prime Obligations, Money Market, Treasury Obligations and Government	As of 5:00 p.m. New York time on each business day

■	NAV per share of each class is generally calculated by the accounting agent on each business day. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will

35

normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by a Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

HOW TO SELL SHARES

How Can I Sell Administration Shares Of The Funds?
Generally, Administration Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Administration Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds
4900 Sears Tower
51st Floor
Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under “What Do I Need To Know About Service Organizations?” A redemption may also be made with respect to certain Funds by means of the check redemption privilege described in the Additional Statement.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm

36

SHAREHOLDER GUIDE

that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the domestic bank account designated on a Service Organization’s Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Treasury Instruments and Federal Funds:
■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

Prime Obligations, Money Market, Treasury Obligations and Government Funds:
■ By 5:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 5:00 p.m. New York time	Wired next business day	Earned on day request is received

Tax-Free Money Market Fund:
■ By 1:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 1:00 p.m. New York time	Wired next business day	Earned on day request is received

■	Although redemption proceeds will normally be wired as described above, under certain circumstances, (a) redemption proceeds may be paid the next business day following receipt of a properly executed wire transfer redemption request (or up to three business days later with respect to the Tax-Free Money Market Fund) and (b) redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (a) the New

37

York Stock Exchange is closed for trading or trading is restricted; (b) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (c) the SEC by order permits the suspension of the right of redemption. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Administration Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Redeem shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at the

38

SHAREHOLDER GUIDE

NAV on the day of reinvestment in additional Administration Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Administration Shares of a Fund at NAV for shares of the corresponding class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.

39

■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments In Administration Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organizations. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Administration Shares in accordance with the rules that apply to their accounts with the Service Organizations.

40

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Each Fund contemplates declaring as dividends each year all or substantially all of its net investment income. Fund distributions of investment income are generally taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Funds that are designated as “exempt interest dividends” are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

41

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

42

APPENDIX A

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-

43

denominated obligations of domestic or, in the case of certain Funds, foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by a Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, a Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, a Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

44

APPENDIX A

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, mortgages, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations that the Funds invest in are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.

45

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender

46

APPENDIX A

option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss

47

to a Fund that invests in municipal obligations. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may invest in custodial receipts representing interests in U.S. Government Securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

48

APPENDIX A

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities

49

■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

50

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the years ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Fund’s annual report (available upon request without charge). The information for all other years prior to the period ended December 31, 2000 has been audited by the Fund’s previous independent auditors, who have ceased operations.

PRIME OBLIGATIONS FUND

	FST Administration Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.008	0.01	0.04	0.06	0.05

Distributions to shareholders	(0.008)	(0.01)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	1.00	$1.00	$1.00	$1.00	$1.00

Total return(b)	0.81%	1.50%	3.89%	6.18%	4.91%

Net assets, end of period (in 000’s)	$3,080,780	$2,927,767	$2,803,798	$2,084,745	$1,051,831

Ratio of net expenses to average net assets	0.43%	0.43%	0.43%	0.43%	0.43%

Ratio of net investment income to average net assets	0.80%	1.48%	3.64%	6.09%	4.88%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.47%	0.47%	0.48%	0.47%	0.48%

Ratio of net investment income to average net assets	0.76%	1.44%	3.59%	6.05%	4.83%

See page 58 for all footnotes.

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MONEY MARKET FUND

	FST Administration Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.008	0.01	0.04	0.06	0.05

Distributions to shareholders	(0.008)	(0.01)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(b)	0.81%	1.50%	3.91%	6.18%	4.92%

Net assets, end of period (in 000’s)	$447,290	$480,359	$645,588	$421,498	$403,602

Ratio of net expenses to average net assets	0.43%	0.43%	0.43%	0.43%	0.43%

Ratio of net investment income to average net assets	0.81%	1.50%	3.72%	6.02%	4.81%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.47%	0.47%	0.48%	0.47%	0.47%

Ratio of net investment income to average net assets	0.77%	1.46%	3.67%	5.98%	4.77%

See page 58 for all footnotes.

52

APPENDIX B

TREASURY OBLIGATIONS FUND

	FST Administration Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.007	0.01	0.04	0.06	0.05

Distributions to shareholders	(0.007)	(0.01)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(b)	0.71%	1.40%	3.61%	5.92%	4.62%

Net assets, end of period (in 000’s)	$1,199,363	$1,396,765	$1,515,737	$1,379,728	$1,157,825

Ratio of net expenses to average net assets	0.45%	0.45%	0.45%	0.43%	0.43%

Ratio of net investment income to average net assets	0.67%	1.31%	3.54%	5.83%	4.53%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.47%	0.47%	0.48%	0.48%	0.48%

Ratio of net investment income to average net assets	0.65%	1.29%	3.51%	5.78%	4.48%

See page 58 for all footnotes.

53

TREASURY INSTRUMENTS FUND

	FST Administration Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.006	0.01	0.03	0.06	0.04

Distributions to shareholders	(0.006)	(0.01)	(0.03)	(0.06)	(0.04)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(b)	0.64%	1.31%	3.53%	5.64%	4.34%

Net assets, end of period (in 000’s)	$187,685	$208,186	$117,089	$42,533	$67,748

Ratio of net expenses to average net assets	0.45%	0.45%	0.45%	0.43%	0.43%

Ratio of net investment income to average net assets	0.59%	1.14%	3.22%	5.40%	4.29%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.50%	0.50%	0.51%	0.53%	0.49%

Ratio of net investment income to average net assets	0.54%	1.09%	3.16%	5.30%	4.23%

See page 58 for all footnotes.

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APPENDIX B

GOVERNMENT FUND

	FST Administration Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.008	0.01	0.04	0.06	0.05

Distributions to shareholders	(0.008)	(0.01)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(b)	0.79%	1.44%	3.83%	6.05%	4.77%

Net assets, end of period (in 000’s)	$934,764	$944,400	$1,169,694	$595,037	$519,266

Ratio of net expenses to average net assets	0.43%	0.43%	0.43%	0.43%	0.43%

Ratio of net investment income to average net assets	0.78%	1.40%	3.52%	5.93%	4.67%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.47%	0.47%	0.49%	0.48%	0.47%

Ratio of net investment income to average net assets	0.74%	1.36%	3.46%	5.88%	4.63%

See page 58 for all footnotes

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FEDERAL FUND

	FST Administration Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.007	0.01	0.04	0.06	0.05

Distributions to shareholders	(0.007)	(0.01)	(0.04)	(0.06)	(0.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(b)	0.74%	1.40%	3.79%	6.00%	4.79%

Net assets, end of period (in 000’s)	$419,747	$685,582	$1,134,424	$1,024,184	$789,529

Ratio of net expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.43%

Ratio of net investment income to average net assets	0.75%	1.39%	3.75%	5.89%	4.71%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.47%	0.47%	0.47%	0.48%	0.48%

Ratio of net investment income to average net assets	0.73%	1.37%	3.73%	5.86%	4.66%

See page 58 for all footnotes.

56

APPENDIX B

TAX-FREE MONEY MARKET FUND

	FST Administration Shares

	For the Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income(a)	0.006	0.01	0.02	0.04	0.03

Distributions to shareholders	(0.006)	(0.01)	(0.02)	(0.04)	(0.03)

Net asset value end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return(b)	0.64%	1.05%	2.34%	3.69%	2.88%

Net assets, end of period (in 000’s)	$273,661	$206,792	$146,621	$108,335	$127,967

Ratio of net expenses to average net assets	0.43%	0.43%	0.43%	0.43%	0.43%

Ratio of net investment income to average net assets	0.61%	1.04%	2.27%	3.66%	2.81%

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.47%	0.47%	0.48%	0.48%	0.47%

Ratio of net investment income to average net assets	0.57%	1.00%	2.22%	3.61%	2.77%

See page 58 for all footnotes.

57

Footnotes:

a	Calculated based on the average shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions.

58

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Index

1 General Investment Management Approach

5 Fund Investment Objectives and Strategies

10 Principal Risks of the Funds

13 Fund Performance

22 Fund Fees and Expenses

26 Service Providers

29 Dividends

31 Shareholder Guide
31	How to Buy Shares
36	How to Sell Shares

41 Taxation

42 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

51 Appendix B Financial Highlights

Financial Square Funds Prospectus (FST Administration Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	Call 1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

Goldman Sachs Financial Square FundsSM is a service mark of Goldman, Sachs & Co.
GSAM® is a registered service mark of Goldman, Sachs & Co.

FSPROADMM

Prospectus

FST Capital Shares

April 29, 2004

 GOLDMAN SACHS FINANCIAL SQUARE FUNDSSM

■ Prime Obligations Fund ■ Money Market Fund ■ Treasury Obligations Fund ■ Treasury Instruments Fund ■ Government Fund ■ Federal Fund ■ Tax-Free Money Market Fund

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH A FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND.

NOT FDIC-Insured	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as Investment Adviser to the Financial Square Funds (the “Funds”). GSAM is referred to in this Prospectus as the “Investment Adviser.”

Goldman Sachs’ Money Market Investment Philosophy:
The Money Market Funds are managed to seek preservation of capital, daily liquidity and maximum current income. With each Fund, the Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■	Manage credit risk
■	Manage interest rate risk
■	Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

   INVESTMENT PROCESS

1. Managing Credit Risk
The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research— The Credit Department, a separate operating entity of Goldman, Sachs & Co. (“Goldman Sachs”), approves all money market fund eligible securities for the Funds. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.
■	Timely updates— A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits— The Investment Adviser’s portfolio management team uses this approved list to construct portfolios which offer the best available risk-return tradeoff within the “approved” credit universe.

1

2. Managing Interest Rate Risk
Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (“WAM”) target— WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure— Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and each Fund’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities— The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity
Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	Each Fund’s investors and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolios.

Benchmarks for the Money Market Funds are the iMoneyNet, Inc. Indices. Each Fund uses the iMoneyNet Index which best corresponds to the Fund’s eligible investments.

References in this Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted are not an indication of how a particular Fund is managed.

2

GENERAL INVESTMENT MANAGEMENT APPROACH

■	The Funds: Each Fund’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, each Fund may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).

■	Taxable Funds: Prime Obligations, Money Market, Treasury Obligations and Government Funds.
■	Tax-Advantaged Funds: Treasury Instruments and Federal Funds.
■	Tax-Exempt Fund: Tax-Free Money Market Fund.

■	The Investors: The Funds are designed for institutional investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Funds are particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers. Shares of the Government Fund are intended to qualify as eligible investments for federally chartered credit unions pursuant to Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act, Part 703 of the National Credit Union Administration (“NCUA”) Rules and Regulations and NCUA Letter Number 155. The Fund intends to review changes in the applicable laws, rules and regulations governing eligible investments for federally chartered credit unions, and to take such action as may be necessary so that the investments of the Fund qualify as eligible investments under the Federal Credit Union Act and the regulations thereunder. Shares of the Government Fund, however, may or may not qualify as eligible investments for particular state-chartered credit unions. A state-chartered credit union should consult qualified legal counsel to determine whether the Government Fund is a permissible investment under the law applicable to it.
■	NAV: Each Fund seeks to maintain a stable NAV of $1.00 per share. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as determined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity: Not more than 90 days (as required by Rule 2a-7).

3

■	Investment Restrictions: Each Fund is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions of a Fund cannot be changed without approval of a majority of the outstanding shares of that Fund. The Treasury Obligations Fund’s policy of limiting its investments to U.S. Treasury Obligations (as defined in Appendix A) and related repurchase agreements is also fundamental. All investment objectives and policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval.
■	Diversification: Diversification can help a Fund reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), each Fund may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer. However, a Fund may invest up to 25% of the value of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

4

Fund Investment Objectives and Strategies

INVESTMENT OBJECTIVES

The Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government, Federal and Tax-Free Money Market Funds seek to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

Taxable and Tax-Advantaged Funds: The Prime Obligations and Money Market Funds pursue their investment objectives by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Money Market Fund may also invest in U.S. dollar-denominated obligations of foreign banks, foreign companies and foreign governments. The Treasury Obligations Fund pursues its investment objective by investing only in securities issued by the U.S. Treasury and repurchase agreements relating to such securities. The Government Fund pursues its investment objective by investing, directly or indirectly, only in U.S. Government Securities and repurchase agreements relating to such securities. The Treasury Instruments and Federal Funds pursue their investment objectives by limiting their investments only to certain U.S. Treasury Obligations and U.S. Government Securities, respectively, the interest from which is generally exempt from state income taxation. You should consult your tax adviser to determine whether distributions from the Treasury Instruments and Federal Funds (and any other Fund that may hold such obligations) derived from interest on such obligations are exempt from state income taxation in your own state.

In order to obtain a rating from a rating organization, the Prime Obligations, Money Market, Treasury Obligations, Treasury Instruments, Government and Federal Funds will observe special investment restrictions.

Tax-Exempt Fund: The Tax-Free Money Market Fund pursues its investment objective by investing in securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia, the interest from which, if any, is in the opinion of bond counsel excluded from gross income for federal income tax purposes, and not an item of tax preference under the federal alternative minimum tax (“AMT”).

5

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The table also highlights the differences among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in this table show allowable usage only; for actual usage, consult the Funds’ annual and semi-annual reports. For more information see Appendix A.

Investment Policies Matrix

	U.S. Treasury	U.S. Government	Bank	Commercial
Fund	Obligations	Securities	Obligations	Paper

Prime Obligations	■[1]	■	■ U.S. banks only[2]	■

Money Market	■[1]	■	■ Over 25% of total assets must be invested in U.S. and foreign (US$) banks[3]	■ U.S. and foreign (US$) commercial paper

Treasury Obligations	■[4]

Treasury Instruments	■[4]

Government	■[1]	■

Federal	■[1]	■

Tax-Free Money Market				■ Tax-exempt only

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	Including foreign branches of U.S. banks.
[3]	If adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) the Fund may, for temporary defensive purposes, invest less than 25% of its total assets in bank obligations.
[4]	Issued by the U.S. Treasury.
[5]	To the extent required by Rule 2a-7, asset-backed and receivables-backed securities will be rated by the requisite number of nationally recognized statistical rating organizations (“NRSROs”).
[6]	The Money Market Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs. The Fund may not invest more than 25% of its total assets in the securities of any one foreign government.

6

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Short-Term			Foreign
Obligations of		Asset-Backed and	Government
Corporations and	Repurchase	Receivables-Backed	Obligations
Other Entities	Agreements	Securities[5]	(US$)

■ U.S. entities only	■	■

■ U.S. and foreign (US$) entities	■	■	■[6]

■

■

■ (Does not intend to invest)

7

Investment Policies Matrix continued

		Custodial	Unrated	Investment
Fund	Municipals	Receipts	Securities[9]	Companies

Prime Obligations	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Money Market	■[7]	■	■	■
Up to 10% of total assets in other investment companies

Treasury Obligations

Treasury Instruments

Government				■
Up to 10% of total assets in other investment companies

Federal

Tax-Free Money Market	■	■	■	■
	At least 80% of net assets in tax-exempt municipal obligations (except in extraordinary circumstances)[8]			Up to 10% of total assets in other investment companies

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[7]	Will only make such investments when yields on such securities are attractive compared to other taxable investments.

[8]	Ordinarily expect that 100% of the Fund’s assets will be invested in municipal obligations, but the Fund may, for temporary defensive purposes, hold cash or invest in short-term taxable securities.
[9]	To the extent permitted by Rule 2a-7, securities without short-term ratings may be purchased if they are deemed to be of comparable quality to First Tier Securities, or to the extent that a Fund may purchase Second Tier Securities, comparable in quality to Second Tier Securities. In addition, a Fund holding a security supported by a guarantee or demand feature may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.

8

FUND INVESTMENT OBJECTIVES AND STRATEGIES

Private		Summary of
Activity	Credit	Taxation for
Bonds	Quality[9]	Distributions[14]	Miscellaneous

■	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

■	First Tier[12]	Taxable federal and state [15]	May invest in obligations of the International Bank for Reconstruction and Development. Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and generally exempt from state taxation	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and state [15]	Reverse repurchase agreements not permitted.

	First Tier[12]	Taxable federal and generally exempt from state taxation	Under extraordinary circumstances, may hold cash, U.S. Government Securities subject to state taxation or cash equivalents. Reverse repurchase agreements not permitted.

■
Does not intend to invest if subject to AMT[10,11]	First[12] or Second Tier[13]	Tax-exempt federal and taxable state[16]	May (but does not currently intend to) invest up to 20% of net assets in securities subject to AMT and may temporarily invest in the taxable money market instruments described herein. Reverse repurchase agreements not permitted.

[10]	If such policy should change, private activity bonds subject to AMT would not exceed 20% of the Fund’s net assets under normal market conditions.

[11]	No more than 25% of the value of the Fund’s total assets may be invested in industrial development bonds or similar obligations where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.
[12]	First Tier Securities are (a) rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[13]	Second Tier Securities are (a) rated in the top two short-term rating categories by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow a Fund under certain conditions to demand payment from, an entity with such ratings.
[14]	See “Taxation” for an explanation of the tax consequences summarized in the table above.
[15]	Taxable in many states except for distributions from U.S. Treasury Obligation interest income and certain U.S. Government Securities interest income.
[16]	Taxable except for distributions from interest on obligations of an investor’s state of residence in certain states.

9

Principal Risks of the Funds

Loss of money is a risk of investing in each Fund. An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Funds and may result in a loss of your investment. None of the Funds should be relied upon as a complete investment program. There can be no assurance that a Fund will achieve its investment objective.

Tax-Free
	Prime	Money	Treasury	Treasury			Money
• Applicable	Obligations	Market	Obligations	Instruments	Government	Federal	Market
— Not applicable	Fund	Fund	Fund	Fund	Fund	Fund	Fund

NAV	•	•	•	•	•	•	•
Interest Rate	•	•	•	•	•	•	•
Credit/ Default	•	•	•	•	•	•	•
Liquidity	•	•	•	•	•	•	•
U.S. Government Securities	•	•	—	—	•	•	—
Concentration	—	—	—	—	—	—	•
Foreign	—	•	—	—	—	—	—
Banking Industry	—	•	—	—	—	—	—
Tax	—	—	—	—	—	—	•

Risks that apply to all Funds:

■	NAV Risk—The risk that a Fund will not be able to maintain a NAV per share of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, a Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, a Fund’s yield will tend to be higher.
■	Credit/Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations. In addition, with respect to the Tax-Free Money Market Fund, this risk includes the risk of default on foreign letters of credit or guarantees that back municipal securities.
■	Liquidity Risk—The risk that a Fund will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

10

PRINCIPAL RISKS OF THE FUNDS

Risk that applies to the Prime Obligations, Money Market, Government and Federal Funds:

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Risks that apply to the Money Market Fund:

■	Foreign Risk—The risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries, less publicly available financial and other information, less stringent foreign securities regulations and accounting and disclosure standards, or other factors. The Money Market Fund may not invest more than 25% of its total assets in the securities of any one foreign government.
■	Banking Industry Risk—The risk that if the Fund invests more than 25% of its total assets in bank obligations, an adverse development in the banking industry may affect the value of the Fund’s investments more than if the Fund’s investments were not invested to such a degree in the banking industry. Normally, the Money Market Fund intends to invest more than 25% of its total assets in bank obligations. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles.

11

Risks that apply to the Tax-Free Money Market Fund:

■	Concentration Risk—The risk that if the Fund invests more than 25% of its total assets in issuers within the same state, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.
■	Tax Risk—The risk that future legislative or administrative changes or court decisions may materially affect the value of the Fund’s portfolio and/or the ability of the Fund to pay federal tax-exempt dividends. This Fund would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local tax consequences of their investments.

More information about the Funds’ portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

12

Fund Performance

HOW THE FUNDS HAVE PERFORMED

The bar chart and table below provide an indication of the risks of investing in a Fund by showing: (a) changes in the performance of a Fund’s Capital Shares from year to year for up to the last ten years; and (b) the average annual total returns of a Fund’s Capital Shares. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart and table assume reinvestment of dividends and distributions. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Fund’s performance would have been reduced. You may obtain a Fund’s current yield by calling 1-800-621-2550.

13

Prime Obligations Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q1 ’03 0.27% Worst Quarter* Q3 ’03 0.20%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	Since Inception

Capital Shares (Inception 8/12/02)	.91%	1.06%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

14

FUND PERFORMANCE

Money Market Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q1 ’03 0.27% Worst Quarter* Q3 ’03 0.20%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	Since Inception

Capital Shares (Inception 8/12/02)	0.91%	1.06%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

15

Treasury Obligations Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q1 ’03 0.25% Worst Quarter* Q3 ’03 0.17%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	Since Inception

Capital Shares (Inception 8/12/02)	0.81%	0.97%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

16

FUND PERFORMANCE

Treasury Instruments Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q1 ’03 0.22% Worst Quarter* Q3 ’03 0.16%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	Since Inception

Capital Shares (Inception 8/12/02)	0.74%	0.90%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

17

Government Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q1 ’03 0.27% Worst Quarter* Q3 ’03 0.19%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	Since Inception

Capital Shares (Inception 8/12/02)	0.89%	1.03%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

18

FUND PERFORMANCE

Federal Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q1 ’03 0.26% Worst Quarter* Q3 ’03 0.18%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	Since Inception

Capital Shares (Inception 8/12/02)	0.84%	0.99%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

19

Tax-Free Money Market Fund

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’03 0.21% Worst Quarter* Q3 ’03 0.14%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	Since Inception

Capital Shares (Inception 8/12/02)	0.74%	0.85%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

20

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21

Fund Fees and Expenses (Capital Shares)

This table describes the fees and expenses that you would pay if you buy and hold Capital Shares of a Fund.

	Prime	Money
	Obligations	Market
	Fund	Fund

Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees	None	None
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets): [1]

Management Fees[2]	0.205%	0.205%
Other Expenses*	0.165%	0.165%
Capital Administration Fees[3]	0.150%	0.150%
All Other Expenses[4]	0.015%	0.015%

Total Fund Operating Expenses*	0.370%	0.370%

See page 24 for all other footnotes.

*	As a result of waivers and expense limitations, “Other Expenses” and “Total Fund Operating Expenses” of the Funds which are actually incurred are as set forth below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Fund Operating Expenses” may increase without shareholder approval.

	Prime	Money
	Obligations	Market
	Fund	Fund

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):[1]
Management Fees[2]	0.17%	0.17%
Other Expenses	0.16%	0.16%
Capital Administration Fees[3]	0.15%	0.15%
All Other Expenses[4]	0.01%	0.01%

Total Fund Operating Expenses (after waivers and expense limitations)	0.33%	0.33%

22

FUND FEES AND EXPENSES

Treasury	Treasury			Tax-Free
Obligations	Instruments	Government	Federal	Money Market
Fund	Fund	Fund	Fund	Fund

None	None	None	None	None
None	None	None	None	None

None	None	None	None	None
None	None	None	None	None
None	None	None	None	None

0.205%	0.205%	0.205%	0.205%	0.205%
0.165%	0.195%	0.165%	0.165%	0.165%
0.150%	0.150%	0.150%	0.150%	0.150%
0.015%	0.045%	0.015%	0.015%	0.015%

0.370%	0.400%	0.370%	0.370%	0.370%

Treasury	Treasury			Tax-Free
Obligations	Instruments	Government	Federal	Money Market
Fund	Fund	Fund	Fund	Fund

0.19%	0.19%	0.17%	0.19%	0.17%
0.16%	0.16%	0.16%	0.16%	0.16%
0.15%	0.15%	0.15%	0.15%	0.15%
0.01%	0.01%	0.01%	0.01%	0.01%

0.35%	0.35%	0.33%	0.35%	0.33%

23

Fund Fees and Expenses continued

[1]	The Funds’ annual operating expenses are based on actual expenses for the fiscal year ended December 31, 2003.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee equal to 0.015% of the Treasury Obligations, Treasury Instruments and Federal Funds’ average daily net assets and equal to 0.035% of all other Funds’ average daily net assets. As a result of fee waivers, the current management fees of the Treasury Obligations Fund, Treasury Instruments Fund, Federal Fund and all other Funds are 0.19%, 0.19%, 0.19% and 0.17%, respectively, of such Funds’ average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[3]	Service Organizations may charge other fees directly to their customers who are beneficial owners of Capital Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[4]	The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” of each Fund (excluding management fees, capital administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.01% (rounded) of each Fund’s average daily net assets.

24

FUND FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Fund (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Capital Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years

Prime Obligations	$38	$119	$208	$468

Money Market	$38	$119	$208	$468

Treasury Obligations	$38	$119	$208	$468

Treasury Instruments	$41	$128	$224	$505

Government	$38	$119	$208	$468

Federal	$38	$119	$208	$468

Tax-Free Money Market	$38	$119	$208	$468

Service Organizations that invest in Capital Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Capital Shares may receive other compensation in connection with the sale and distribution of Capital Shares or for services to their customers’ accounts and/or the Funds. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

25

Service Providers

INVESTMENT ADVISERS

Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, New York, New York 10005, has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs. As of December 31, 2003, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $375.7 billion.

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions. The Investment Adviser also performs the following services for the Funds:

■	Continually manages each Fund, including the purchase, retention and disposition of securities and other assets
■	Administers each Fund’s business affairs
■	Performs various recordholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, certain Funds may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

26

SERVICE PROVIDERS

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Fund	Contractual Rate	December 31, 2003

Prime Obligations	0.205%	0.17%

Money Market	0.205%	0.17%

Treasury Obligations	0.205%	0.19%

Treasury Instruments	0.205%	0.19%

Government	0.205%	0.17%

Federal	0.205%	0.19%

Tax-Free Money Market	0.205%	0.17%

The difference, if any, between the stated fees and the actual fees paid by the Funds reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois 60606-6372, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of

27

New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust, and John Doe Defendants. In addition, certain investment portfolios of the Trust (the “Goldman Sachs Funds”) were named as nominal defendants.

The action, which is brought on behalf of all persons or entities who purchased, redeemed or held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaint alleges, among other things, that during the Class Period, GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and made untrue statements of material fact in registration statements and reports filed pursuant to the Investment Company Act of 1940. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The plaintiffs in the case are seeking compensatory damages; punitive damages; rescission of GSAM’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM believes that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

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Dividends

Dividends will be distributed monthly. You may choose to have dividends paid in:

■	Cash
■	Additional shares of the same class of the same Fund

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Fund.

All or substantially all of each Fund’s net investment income will be declared as a dividend daily. Dividends will normally, but not always, be declared as of the following times:

Dividend Declaration Time
Fund	(New York Time)

Prime Obligations	5:00 p.m.

Money Market	5:00 p.m.

Treasury Obligations	5:00 p.m.

Treasury Instruments	4:00 p.m.

Government	5:00 p.m.

Federal	4:00 p.m.

Tax-Free Money Market	4:00 p.m.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in a Fund’s daily distributions.

Each Fund may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Fund’s NAV of $1.00 per share.

29

The income declared as a dividend for the Prime Obligations, Money Market, Treasury Obligations and Government Funds is based on estimates of net investment income for each Fund. Actual income may differ from estimates, and differences, if any, will be included in the calculation of subsequent dividends.

30

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Capital Shares.

HOW TO BUY SHARES

How Can I Purchase Capital Shares Of The Funds?
Generally, Capital Shares may be purchased only through institutions that have agreed to provide shareholder administration services to their customers who are the beneficial owners of Capital Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Capital Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. Shares begin earning dividends after the Fund’s receipt of the purchase amount in federal funds. No sales load is charged.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place a purchase order in writing or by telephone.

By Writing:	Goldman Sachs Funds
4900 Sears Tower
51st Floor
Chicago, IL 60606-6372

By Telephone:	1-800-621-2550
(8:00 a.m. to 4:00 p.m. New York time)

Before or immediately after placing an initial purchase order, a Service Organization should complete and send to Goldman Sachs the Account Application.

In certain instances, Goldman Sachs Trust (the “Trust”) may require a signature guarantee in order to effect purchase, redemption or exchange transactions. Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee

31

Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee.

Service Organizations may send their payments as follows:

■	Wire federal funds to The Northern Trust Company (“Northern”), as sub-custodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian); or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds - (Name of Fund and Class of Shares), 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372. The Funds will not accept a check drawn on a foreign bank or a third-party check.

It is strongly recommended that payment be effected by wiring federal funds to Northern.

It is expected that Federal Reserve drafts will ordinarily be converted to federal funds on the day of receipt and that checks will be converted to federal funds within two business days after receipt.

When Do Shares Begin Earning Dividends?
Dividends begin to accrue as follows:

If an effective order and federal funds are received:	Dividends begin:

Treasury Instruments and Federal Funds:
■ By 3:00 p.m. New York time	Same business day
■ After 3:00 p.m. New York time	Next business day

Prime Obligations, Money Market, Treasury Obligations and Government Funds:
■ By 5:00 p.m. New York time	Same business day
■ After 5:00 p.m. New York time	Next business day

Tax-Free Money Market Fund:
■ By 2:00 p.m. New York time	Same business day
■ After 2:00 p.m. New York time	Next business day

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Capital Shares:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem or exchange shares for customers
■	Processing confirmation statements for customers
■	Facilitating the inclusion of the Funds in customer accounts, products or services

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their

32

SHAREHOLDER GUIDE

customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a capital administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.15% (on an annualized basis) of the average daily net assets of the Capital Shares of the Funds, which are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds.

In addition to Capital Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance) than Capital Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?

Minimum initial investment	$10 million (may be allocated among the Funds)

Minimum account balance	$10 million

Minimum subsequent investments	None

A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Capital Shares and may establish other requirements such as a minimum account balance. A Service Organization may redeem Capital

33

Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Modify or waive the minimum investment and minimum account balance requirement.
■	Reject any purchase order for any reason.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a Social Security Number or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; and (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

34

SHAREHOLDER GUIDE

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Capital Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

Fund	NAV Calculated

Treasury Instruments, Federal and Tax-Free Money Market	As of the close of regular trading of
the New York Stock Exchange
(normally 4:00 p.m. New York time or such later time as the New York Stock Exchange or the NASDAQ market may officially close) on each business day

Prime Obligations, Money Market, Treasury Obligations and Government	As of 5:00 p.m. New York time on each business day

■	NAV per share of each class is generally calculated by the accounting agent on each business day. Fund shares will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, each Fund reserves the right to close at or prior to the BMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

To help each Fund maintain its $1.00 constant share price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will

35

normally approximate market value. There can be no assurance that a Fund will be able at all times to maintain a NAV of $1.00 per share.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by a Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

HOW TO SELL SHARES

How Can I Sell Capital Shares Of The Funds?
Generally, Capital Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Capital Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds
4900 Sears Tower
51st Floor
Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain Service Organizations are authorized to accept redemption requests on behalf of the Funds as described under “What Do I Need To Know About Service Organizations?” A redemption may also be made with respect to certain Funds by means of the check redemption privilege described in the Additional Statement.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm

36

SHAREHOLDER GUIDE

that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

When Will Redemption Proceeds Be Wired?
Redemption proceeds will normally be wired to the domestic bank account designated on a Service Organization’s Account Application as follows:

Redemption Request Received	Redemption Proceeds	Dividends

Treasury Instruments and Federal Funds:
■ By 3:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 3:00 p.m. New York time	Wired next business day	Earned on day request is received

Prime Obligations, Money Market, Treasury Obligations and Government Funds:
■ By 5:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 5:00 p.m. New York time	Wired next business day	Earned on day request is received

Tax-Free Money Market Fund:
■ By 1:00 p.m. New York time	Wired same business day	Not earned on day request is received
■ After 1:00 p.m. New York time	Wired next business day	Earned on day request is received

■	Although redemption proceeds will normally be wired as described above, under certain circumstances, (a) redemption proceeds may be paid the next business day following receipt of a properly executed wire transfer redemption request (or up to three business days later with respect to the Tax-Free Money Market Fund) and (b) redemption requests or payments may be postponed or suspended as permitted pursuant to Section 22(e) of the Act. Generally, under that section, redemption requests or payments may be postponed or suspended if (a) the New

37

York Stock Exchange is closed for trading or trading is restricted; (b) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (c) the SEC by order permits the suspension of the right of redemption. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organizations.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Capital Shares of any Service Organization whose account balance falls below the minimum as a result of a redemption. The Fund will give 60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
■	Redeem shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at the

38

SHAREHOLDER GUIDE

NAV on the day of reinvestment in additional Capital Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Capital Shares of a Fund at NAV for shares of the corresponding class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.

39

■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

What Types Of Reports Will I Be Sent Regarding Investments In Capital Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Upon request, Service Organizations will also be provided with a printed confirmation for each transaction. Any dividends and distributions paid by the Funds are also reflected in regular statements issued by the Funds to Service Organizations. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Capital Shares in accordance with the rules that apply to their accounts with the Service Organizations.

40

Taxation

As with any investment, you should consider how your investment in the Funds will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Funds.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Fund distributions.

Taxes on Distributions: Each Fund contemplates declaring as dividends each year all or substantially all of its net investment income. Fund distributions of investment income are generally taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. To the extent that Fund distributions are attributable to interest on federal obligations or interest on obligations of your state of residence or its municipalities or authorities, they will in most cases be exempt from state and local income taxes. Distributions from the Tax-Exempt Funds that are designated as “exempt interest dividends” are generally not subject to federal income tax. Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Fund shares.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The Funds will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

You should note that a portion of the exempt-interest dividends paid by the Tax-Exempt Funds may be a preference item when determining your federal alternative minimum tax liability. Exempt-interest dividends are also taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Tax-Exempt Funds generally will not be deductible for federal income tax purposes.

Other Information: When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Fund must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Fund to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

41

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment policies not specifically designated as fundamental are non-fundamental and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs. A Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association); (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

42

APPENDIX A

Some Funds invest in U.S. Treasury Obligations and certain U.S. Government Securities the interest from which is generally exempt from state income taxation. Securities generally eligible for this exemption include those issued by the U.S. Treasury and certain agencies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks, Tennessee Valley Authority and Student Loan Marketing Association.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Bank Obligations. Bank obligations include certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, time deposits and other debt obligations. Certain Funds may invest in obligations issued or backed by U.S. banks when a bank has more than $1 billion in total assets at the time of purchase or is a branch or subsidiary of such a bank. In addition, certain Funds may invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks that have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks having more than $1 billion in total assets at the time of purchase. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligation or by government regulation.

If a Fund invests more than 25% of its total assets in bank obligations (whether foreign or domestic), it may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the real estate markets. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

Commercial Paper. A Fund may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. The commercial paper purchased by a Fund consists of direct U.S. dollar-

43

denominated obligations of domestic or, in the case of certain Funds, foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Short-Term Obligations. A Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is normally no secondary market for these investments, funding agreements purchased by a Fund may be regarded as illiquid.

Repurchase Agreements. Certain Funds may enter into repurchase agreements with securities dealers and banks. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by a Fund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, a Fund could suffer additional losses if the collateral held by the Fund is subject to a court “stay” that prevents the Fund from promptly selling the collateral. If this occurs, the Fund will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, a Fund could experience a loss if a court determines that the Fund’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Fund’s shareholders. In addition, certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

44

APPENDIX A

Asset-Backed and Receivables-Backed Securities. Certain Funds may invest in asset-backed and receivables-backed securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, mortgages, installment contracts and personal property. Asset-backed and receivables-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed and receivables-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. In addition, securities that are backed by credit card, automobile and similar types of receivables generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligation, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Foreign Government Obligations and Related Foreign Risks. Certain Funds may invest in foreign government obligations. Foreign government obligations that the Funds invest in are U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government or other entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of NRSROs.

Investments by a Fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation.

45

Municipal Obligations. Certain Funds may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, and the District of Columbia. Municipal obligations in which a Fund may invest include fixed rate notes and similar debt instruments; variable and floating rate demand instruments; tax-exempt commercial paper; municipal bonds; and unrated notes, paper, bonds or other instruments.

Municipal Notes and Bonds. Municipal notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”), bond anticipation notes (“BANs”), tax and revenue anticipation notes (“TRANs”) and construction loan notes. Municipal bonds include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal obligation. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. Revenue bonds also include lease rental revenue bonds which are issued by a state or local authority for capital projects and are secured by annual lease payments from the state or locality sufficient to cover debt service on the authority’s obligations. Industrial development bonds (“private activity bonds”) are a specific type of revenue bond backed by the credit and security of a private user and, therefore, have more potential risk. Municipal bonds may be issued in a variety of forms, including commercial paper, tender option bonds and variable and floating rate securities.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender

46

APPENDIX A

option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, a payment default or a disqualification from tax-exempt status.

Revenue Anticipation Warrants. Revenue Anticipation Warrants (“RAWs”) are issued in anticipation of the issuer’s receipt of revenues and present the risk that such revenues will be insufficient to satisfy the issuer’s payment obligations. The entire amount of principal and interest on RAWs is due at maturity. RAWs, including those with a maturity of more than 397 days, may also be repackaged as instruments which include a demand feature that permits the holder to sell the RAWs to a bank or other financial institution at a purchase price equal to par plus accrued interest on each interest rate reset date.

Industrial Development Bonds. Certain Funds may invest in industrial development bonds (private activity bonds). Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user, the interest from which would be an item of tax preference when distributed by a Fund as “exempt-interest dividends” to shareholders under the AMT.

Other Municipal Obligation Policies. Certain Funds may invest 25% or more of the value of their respective total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one municipal obligation would also affect the other municipal obligation. For example, a Fund may invest all of its assets in (a) municipal obligations the interest of which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) municipal obligations whose issuers are in the same state; or (c) industrial development obligations. Concentration of a Fund’s investments in these municipal obligations will subject the Fund, to a greater extent than if such investment was not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of concentration.

Municipal obligations may also include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligation bonds are supported by the moral commitment but not the legal obligation of a state or municipality. Municipal leases, certificates of participation and moral obligation bonds present the risk that the state or municipality involved will not appropriate the monies to meet scheduled payments under these instruments.

Municipal obligations may be backed by letters of credit or other forms of credit enhancement issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss

47

to a Fund that invests in municipal obligations. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

In order to enhance the liquidity, stability or quality of a municipal obligation, a Fund may acquire the right to sell the obligation to another party at a guaranteed price and date.

Custodial Receipts. Certain Funds may invest in custodial receipts representing interests in U.S. Government Securities, municipal obligations or other debt instruments held by a custodian or trustee. Custodial receipts evidence ownership of future interest payments, principal payments or both on notes or bonds issued or guaranteed as to principal or interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities, or by a state or local governmental body or authority, or by other types of issuers. For certain securities law purposes, custodial receipts are not considered obligations of the underlying issuers. In addition, if for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account.

Other Investment Companies. A Fund may invest in securities of other investment companies subject to statutory limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and restrictions substantially similar to those of the acquiring Fund and will be subject to substantially the same risks. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which a Fund may invest include money market funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

48

APPENDIX A

Floating and Variable Rate Obligations. The Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. Subject to the conditions for using amortized cost valuation under the Act, a Fund may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Fund to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Funds may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities

49

■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of a Fund’s portfolio.

Borrowings. Each Fund may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. A Fund may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

50

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the periods ended December 31, 2000 and thereafter has been audited by PricewaterhouseCoopers LLP, whose report, along with a Fund’s financial statements, is included in the Fund’s annual report (available upon request without charge). The information for all other periods prior to the period ended December 31, 2000 has been audited by the Fund’s previous independent auditors, who have ceased operations.

PRIME OBLIGATIONS FUND

	FST Capital Shares

		For the
	For the	Year Ended
	Year Ended	December 31, 2002
	December 31, 2003	(Commenced August 12)

Net asset value, beginning of period	$1.00	$1.00

Net investment income[a]	0.009	0.01

Distributions to shareholders	(0.009)	(0.01)

Net asset value, end of period	$1.00	$1.00

Total return[b]	0.91%	0.56%

Net assets, end of period (in 000s)	$339,342	$428,694

Ratio of net expenses to average net assets	0.33%	0.33%[c]

Ratio of net investment income to average net assets	0.94%	1.29%[c]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.37%	0.37%[c]

Ratio of net investment income to average net assets	0.90%	1.25%[c]

See page 58 for all footnotes.

51

MONEY MARKET FUND

	FST Capital Shares

		For the
	For the	Year Ended
	Year Ended	December 31, 2002
	December 31, 2003	(Commenced August 12)

Net asset value, beginning of period	$1.00	$1.00

Net investment income[a]	0.009	0.01

Distributions to shareholders	(0.009)	(0.01)

Net asset value, end of period	$1.00	$1.00

Total return[b]	0.91%	0.56%

Net assets, end of period (in 000s)	$24,180	$1

Ratio of net expenses to average net assets	0.33%	0.33%[c]

Ratio of net investment income to average net assets	0.85%	1.73%[c]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.37%	0.37%[c]

Ratio of net investment income to average net assets	0.81%	1.69%[c]

See page 58 for all footnotes.

52

APPENDIX B

TREASURY OBLIGATIONS FUND

	FST Capital Shares

		For the
	For the	Year Ended
	Year Ended	December 31, 2002
	December 31, 2003	(Commenced August 12)

Net asset value, beginning of period	$1.00	$1.00

Net investment income[a]	0.008	0.01

Distributions to shareholders	(0.008)	(0.01)

Net asset value, end of period	$1.00	$1.00

Total return[b]	0.81%	0.53%

Net assets, end of period (in 000s)	$10,980	$1

Ratio of net expenses to average net assets	0.35%	0.35%[c]

Ratio of net investment income to average net assets	0.72%	1.38%[c]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.37%	0.37%[c]

Ratio of net investment income to average net assets	0.70%	1.36%[c]

See page 58 for all footnotes.

53

TREASURY INSTRUMENTS FUND

	FST Capital Shares

		For the
	For the	Year Ended
	Year Ended	December 31, 2002
	December 31, 2003	(Commenced August 12)

Net asset value, beginning of period	$1.00	$1.00

Net investment income[a]	0.007	0.01

Distributions to shareholders	(0.007)	(0.01)

Net asset value, end of period	$1.00	$1.00

Total return[b]	0.74%	0.52%

Net assets, end of period (in 000s)	$22,662	$13,614

Ratio of net expenses to average net assets	0.35%	0.35%[c]

Ratio of net investment income to average net assets	0.70%	1.09%[c]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.40%	0.40%[c]

Ratio of net investment income to average net assets	0.65%	1.04%[c]

See page 58 for all footnotes.

54

APPENDIX B

GOVERNMENT FUND

	FST Capital Shares

		For the
	For the	Year Ended
	Year Ended	December 31, 2002
	December 31, 2003	(Commenced August 12)

Net asset value, beginning of period	$1.00	$1.00

Net investment income[a]	0.009	0.01

Distributions to shareholders	(0.009)	(0.01)

Net asset value, end of period	$1.00	$1.00

Total return[b]	0.89%	0.54%

Net assets, end of period (in 000s)	$117,416	$27,460

Ratio of net expenses to average net assets	0.33%	0.33%[c]

Ratio of net investment income to average net assets	0.87%	1.18%[c]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.37%	0.37%[c]

Ratio of net investment income to average net assets	0.83%	1.14%[c]

See page 58 for all footnotes.

55

FEDERAL FUND

	FST Capital Shares

		For the
	For the	Year Ended
	Year Ended	December 31, 2002
	December 31, 2003	(Commenced August 12)

Net asset value, beginning of period	$1.00	$1.00

Net investment income[a]	0.008	0.01

Distributions to shareholders	(0.008)	(0.01)

Net asset value, end of period	$1.00	$1.00

Total return[b]	0.84%	0.53%

Net assets, end of period (in 000s)	$4,748	$1

Ratio of net expenses to average net assets	0.35%	0.35%[c]

Ratio of net investment income to average net assets	0.77%	1.43%[c]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.37%	0.37%[c]

Ratio of net investment income to average net assets	0.75%	1.41%[c]

See page 58 for all footnotes.

56

APPENDIX B

TAX-FREE MONEY MARKET FUND

	FST Capital Shares

		For the
	For the	Year Ended
	Year Ended	December 31, 2002
	December 31, 2003	(Commenced August 12)

Net asset value, beginning of period	$1.00	$1.00

Net investment income[a]	0.007	— [d]

Distributions to shareholders	(0.007)	— [d]

Net asset value, end of period	$1.00	$1.00

Total return[b]	0.74%	0.44%

Net assets, end of period (in 000s)	$2,784	$7,222

Ratio of net expenses to average net assets	0.33%	0.33%[c]

Ratio of net investment income to average net assets	0.75%	0.94%[c]

Ratios assuming no expense reductions

Ratio of expenses to average net assets	0.37%	0.37%[c]

Ratio of net investment income to average net assets	0.71%	0.90%[c]

See page 58 for all footnotes.

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Footnotes:

a	Calculated based on the average shares outstanding methodology.
b	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions. Returns for periods less than a full year are not annualized.
c	Annualized.
d	Less than $.005 per share.

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Index

1 General Investment Management Approach

5 Fund Investment Objectives and Strategies

10 Principal Risks of the Funds

13 Fund Performance

22 Fund Fees and Expenses

26 Service Providers

29 Dividends

31 Shareholder Guide
31	How to Buy Shares
36	How to Sell Shares

41 Taxation

42 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

51 Appendix B Financial Highlights

Financial Square Funds Prospectus (FST Capital Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders.

Statement of Additional Information
Additional information about the Funds and their policies is also available in the Funds’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Funds’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	Call 1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Fund documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Funds’ investment company registration number is 811-5349.

Goldman Sachs Financial Square FundsSM is a service mark of Goldman, Sachs & Co.
GSAM® is a registered service mark of Goldman, Sachs & Co.

FSPROCAPITAL

Prospectus

Service Shares

April 29, 2004

 GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

■ Goldman Sachs Balanced Strategy Portfolio ■ Goldman Sachs Growth and Income Strategy Portfolio ■ Goldman Sachs Growth Strategy Portfolio ■ Goldman Sachs Aggressive Growth Strategy Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A PORTFOLIO.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser (the “Investment Adviser”) to four asset allocation portfolios: the Balanced Strategy Portfolio, Growth and Income Strategy Portfolio, Growth Strategy Portfolio and Aggressive Growth Strategy Portfolio (referred to as the “Portfolios” or the “Funds” interchangeably herein). The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its objective by investing in a combination of underlying funds for which GSAM now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”). Some of these Underlying Funds invest primarily in fixed-income or money market securities (the “Underlying Fixed-Income Funds”) and other Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”). An investor may choose to invest in one or more of the Portfolios based on individual investment goals, risk tolerance, and financial circumstances.

GSAM’s Asset Allocation Investment Philosophy:
The Investment Adviser’s Quantitative Strategies Group uses a disciplined, rigorous and quantitative approach to global tactical asset allocation. The Global Tactical Asset Allocation (“GTAA”) strategy attempts to add value by actively managing exposure to global stock, bond and currency markets. In contrast to stock and bond selection strategies which focus on individual stocks and bonds, GTAA focuses on broad asset classes. The Investment Adviser’s GTAA models use financial and economic factors that are designed to capture intuitive fundamental relationships across markets. While the GTAA process is rigorous and quantitative, there is economic reasoning behind each position.

Each Portfolio starts with a strategic allocation among the various asset classes. The Investment Adviser then tactically deviates from the strategic allocations based on forecasts provided by the models. The tactical process seeks to add value by overweighting attractive markets and underweighting unattractive markets. Greater deviations from the strategic allocation of a given Portfolio result in higher risk that the tactical allocation will underperform the strategic allocation. However, the Investment Adviser’s risk control process balances the amount any asset class can

The Asset Allocation Investment Process involves investing a Portfolio’s assets in other Goldman Sachs Funds within specified equity and fixed-income percentage ranges.

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be overweighted in seeking to achieve higher expected returns against the amount of risk imposed by that deviation from the strategic allocation. The Investment Adviser employs GSAM’s proprietary Black-Litterman asset allocation technique in an effort to optimally balance these two goals.

References in this Prospectus to a Portfolio’s benchmarks are for informational purposes only, and unless otherwise noted are not an indication of how a particular Portfolio is managed.

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Portfolio Investment Objectives and Strategies

Goldman Sachs
Balanced Strategy Portfolio

PORTFOLIO FACTS

Objective:	Current income and long-term capital appreciation

Benchmarks:	S&P 500® Index Two-Year U.S. Treasury Note Index Lehman Brothers U.S. Corporate High Yield Bond Index

Investment Focus:	Domestic fixed-income funds (approximately 60%), with the remaining balance in domestic and international stock funds and an allocation to a global bond fund

Investment Style:	Asset Allocation

Symbol:	GIPSX

INVESTMENT OBJECTIVE

The Portfolio seeks current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, approximately 60% of the Portfolio’s total assets will be allocated among Underlying Fixed-Income Funds. Allocation to Underlying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORESM Large Cap Growth, CORE Large Cap Value and CORESM International Equity Funds and may invest a relatively significant percentage of its assets in the Global Income Fund. It is expected that the Portfolio will invest more than 25% of its assets in the Short Duration Government Fund.

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Goldman Sachs Growth and Income Strategy Portfolio

PORTFOLIO FACTS

Objective:	Long-term capital appreciation and current income

Benchmarks:	S&P 500® Index MSCI® Europe, Australasia, Far East (EAFE®) Index (unhedged) Lehman Brothers Aggregate Bond Index Lehman Brothers U.S. Corporate High Yield Bond Index

Investment Focus:	Domestic and international fixed-income and stock funds

Investment Style:	Asset Allocation

Symbol:	GOISX

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, approximately 60% of the Portfolio’s total assets will be allocated among Underlying Equity Funds, which are intended to provide the capital appreciation component. Allocation to Underlying Fixed-Income Funds is intended to provide the income component. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds and will invest a relatively significant percentage of its assets in the Core Fixed Income and Global Income Funds.

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PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Growth Strategy Portfolio

PORTFOLIO FACTS

Objective:	Long-term capital appreciation and secondarily current income

Benchmarks:	S&P 500® Index MSCI® EAFE® Index (unhedged) Russell 2000® Index MSCI® Emerging Markets Free (EMF) Index

Investment Focus:	Primarily a blend of domestic large cap, small cap and international stock funds (approximately 80%), with the balance in domestic and international fixed-income funds

Investment Style:	Asset Allocation

Symbol:	GGSSX

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation and secondarily current income.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, approximately 80% of the Portfolio’s total assets will be allocated among Underlying Equity Funds, with a blend of domestic large cap, small cap and international exposure to seek capital appreciation. Allocation to Underlying Fixed-Income Funds is intended to provide diversification. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

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Goldman Sachs Aggressive Growth Strategy Portfolio

PORTFOLIO FACTS

Objective:	Long-term capital appreciation

Benchmarks:	S&P 500® Index MSCI® EAFE® Index (unhedged) Russell 2000® Index MSCI® EMF Index

Investment Focus:	Equity funds, with a greater focus on international and small cap investments relative to the other Portfolios

Investment Style:	Asset Allocation

Symbol:	GAPSX

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, substantially all of the Portfolio’s total assets will be allocated among Underlying Equity Funds, with a greater focus on small cap and international investments relative to the other Portfolios. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

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Principal Investment Strategies

Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed-income ranges among Underlying Funds. The table below illustrates the current Underlying Equity/ Fixed-Income Fund allocation targets and ranges for each Portfolio:

Equity/ Fixed-Income Range (Percentage of Each Portfolio’s Total Assets)

Portfolio	Target	Range

Balanced Strategy
Equity	40%	20%-60%
Fixed-Income	60%	40%-80%

Growth and Income Strategy
Equity	60%	40%-80%
Fixed-Income	40%	20%-60%

Growth Strategy
Equity	80%	60%-100%
Fixed-Income	20%	0%-40%

Aggressive Growth Strategy
Equity	100%	75%-100%
Fixed-Income	0%	0%-25%

A Portfolio will invest in particular Underlying Funds based on various criteria. Among other things, the Investment Adviser will analyze the Underlying Funds’ respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Portfolio’s investment objective.

A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage ranges described above.

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While each Portfolio can invest in any or all of the Underlying Funds, it is expected that each Portfolio will normally invest in only some of the Underlying Funds at any particular time. Each Portfolio’s investment in any of the Underlying Funds may, and in some cases is expected to, exceed 25% of such Portfolio’s total assets.

THE PARTICULAR UNDERLYING FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/ FIXED-INCOME TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL.

In addition, each Portfolio’s investment objective and all policies not specifically designated as fundamental in this Prospectus or the Statement of Additional Information (the “Additional Statement”) are non-fundamental and may be changed without shareholder approval. If there is a change in a Portfolio’s investment objective, you should consider whether that Portfolio remains an appropriate investment in light of your then current financial position and needs.

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Principal Risks of the Portfolios

Loss of money is a risk of investing in each Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. While the Portfolios offer a greater level of diversification than many other types of mutual funds, a single Portfolio may not provide a complete investment program for an investor. The following summarizes important risks that apply to the Portfolios and may result in a loss of your investment. There can be no assurance that a Portfolio will achieve its investment objective.

■	Investing in the Underlying Funds—The investments of each Portfolio are concentrated in the Underlying Funds, and each Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser. The value of the Underlying Funds’ investments, and the net asset values (“NAV”) of the shares of both the Portfolios and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Portfolio or any Underlying Fund will be achieved.
■	Investments of the Underlying Funds—Because the Portfolios invest in the Underlying Funds, the Portfolios’ shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Portfolios allocate to those Funds. Each Portfolio may invest in Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin, Central and South America, Eastern Europe, Africa and the Middle East. Each Portfolio may also invest in Underlying Funds that in turn invest in non-investment grade fixed-income securities (“junk bonds”), which are considered speculative by traditional standards. In addition, the Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts (“REITs”) and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements;

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borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in Appendix A to this Prospectus and the Additional Statement.
■	Affiliated Persons—In managing the Portfolios, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.
■	Expenses—You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through a Portfolio, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.
■	Temporary Investments—Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations (including commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements, debt obligations backed by the full faith and credit of the U.S. government and demand and time deposits of domestic and foreign banks and savings and loan associations) to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. Also, there may be times when, in the opinion of the Investment Adviser, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Portfolio may invest without limitation in short-term obligations. When a Portfolio’s assets are invested in such investments, the Portfolio may not be achieving its investment objective.

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Description of the Underlying Funds

DESCRIPTION OF THE UNDERLYING FUNDS

The following is a concise description of the investment objectives and practices for each of the Underlying Funds that are available for investment by the Portfolios as of the date of this Prospectus. A Portfolio may also invest in other Underlying Funds not listed below that may become available for investment in the future at the discretion of the Investment Adviser without shareholder approval. Additional information regarding the investment practices of the Underlying Funds is provided in Appendix A to this Prospectus and the Additional Statement. No offer is made in this Prospectus of any of the Underlying Funds.

Underlying Fund	Investment Objectives	Investment Criteria

CORESM Large Cap Value	Long-term growth of capital and dividend income.	At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index.

CORE Large Cap Growth	Long-term growth of capital. Dividend income is a secondary consideration.	At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index.

CORE Small Cap Equity	Long-term growth of capital.	At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000® Index.

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DESCRIPTION OF THE UNDERLYING FUNDS

Underlying Fund	Investment Objectives	Investment Criteria

Real Estate Securities	Total return comprised of long-term growth of capital and dividend income.	Substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its total assets will be invested in REITS and real estate industry companies.

CORE International Equity	Long-term growth of capital.	At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in companies organized outside the United States or whose securities are principally traded outside the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the MSCI® EAFE® Index. The Fund may employ certain currency management techniques.

Emerging Markets Equity	Long-term capital appreciation.	Substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in emerging country issuers. The Fund may employ certain currency management techniques.

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Expected
Approximate
Interest Rate
Underlying Fund	Investment Objectives	Duration or Maturity	Sensitivity

Financial Square Prime Obligations	Maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.	Maximum Maturity of Individual Investments = 13 months at time of purchase. Maximum Dollar- Weighted Average Portfolio Maturity = 90 days	3-month Treasury bill

Short Duration Government	A high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.	Target Duration = Two-Year U.S. Treasury Note Index plus or minus 0.5 years Maximum Duration*= 3 years	2-year U.S. Treasury note

Core Fixed Income	Total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.	Target Duration = Lehman Brothers Aggregate Bond Index plus or minus one year Maximum Duration*= 6 years	5-year U.S. Treasury note

Global Income	A high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.	Target Duration = J.P. Morgan Global Government Bond Index (hedged) plus or minus 2.5 years Maximum Duration*= 7.5 years	6-year government bond

High Yield	A high level of current income and may also consider the potential for capital appreciation.	Target Duration = Lehman Brothers U.S. Corporate High Yield Bond Index plus or minus 2.5 years Maximum Duration* = 7.5 years	6-year U.S. Treasury note

Emerging Markets Debt	A high level of total return consisting of income and capital appreciation.	Target Duration = J.P. Morgan EMBI Global Diversified Index plus or minus 2 years Maximum Duration* = 7 years	10-year government bond

*	The Fund’s duration approximates its price sensitivity to changes in interest rates.

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DESCRIPTION OF THE UNDERLYING FUNDS

Investment Sector	Credit Quality	Other Investments

Money market instruments including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”); U.S. bank obligations, commercial paper and other short-term obligations of U.S. corporations, governmental and other entities; asset-backed and receivables-backed securities; and related repurchase agreements.	High Quality (short- term ratings of A-1, P-1 or comparable quality).	N/A

At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in U.S. Government Securities and repurchase agreements collateralized by such securities.	U.S. Government Securities	Mortgage pass-through securities and other securities representing an interest in or collateralized by mortgage loans.

At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in fixed-income securities, including U.S. Government Securities, corporate debt securities, privately issued mortgage-backed and asset-backed securities.	Minimum = BBB-/Baa3 (at time of purchase) Minimum for non-U.S. dollar securities = AA/ Aa	Foreign fixed-income, municipal and convertible securities, foreign currencies and repurchase agreements collateralized by U.S. Government Securities.

Fixed-Income Securities of U.S. and foreign governments and corporations.	Minimum = BBB-/Baa3 (at time of purchase) At least 50% = AAA/ Aaa	Mortgage-backed and asset-backed securities, foreign currencies and repurchase agreements collateralized by U.S. Government Securities or certain foreign government securities.

At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in high-yield, fixed-income securities rated below investment grade, including U.S. and non-U.S. dollar corporate debt, foreign government securities, convertible securities and preferred stock.	At least 80% = BB/ Ba or below (at time of purchase)	Mortgage-backed and asset-backed securities, U.S. Government Securities, investment grade corporate fixed-income securities, structured securities, foreign currencies and repurchase agreements.

At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in fixed-income securities of issuers located in emerging countries.	Minimum = D (Standard & Poor’s) or C (Moody’s)	Brady bonds and other debt issued by governments, their agencies and instrumentalities, or by their central banks, fixed and floating rate, senior and subordinated corporate debt obligations, loan participations and repurchase agreements.

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Principal Risks of the Underlying
Funds

Loss of money is a risk of investing in each Underlying Fund. An investment in an Underlying Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Underlying Funds and may result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Fund will achieve its investment objective.

Risks That Apply To All Underlying Funds:

■	NAV Risk—The risk that the net asset value (“NAV”) of the Underlying Fund and the value of your investment will fluctuate.
■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by an Underlying Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Credit/ Default Risk—The risk that an issuer or guarantor of fixed-income securities held by an Underlying Fund may default on its obligation to pay interest and repay principal.
■	Market Risk—The risk that the value of the securities in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. An Underlying Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Underlying Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Derivatives Risk—The risk that loss may result from an Underlying Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to an Underlying Fund.
■	Management Risk—The risk that a strategy used by an investment adviser to the Underlying Funds may fail to produce the intended results.
■	Liquidity Risk—The risk that an Underlying Fund will not be able to pay redemption proceeds within the time period stated in the Underlying Fund’s Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Underlying Funds that invest in non-investment grade fixed-income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all

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PRINCIPAL RISKS OF THE UNDERLYING FUNDS

securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Risks That Apply Primarily To The Underlying Fixed-Income Funds:

■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, an Underlying Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and an Underlying Fund will also suffer from the inability to invest in higher yielding securities.
■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Risk That Applies Primarily To The Underlying Equity Funds:

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.

Risks That Are Particularly Important For Specific Underlying Funds:

■	Non-Diversification Risk—The Global Income Fund is non-diversified meaning that it is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

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■	Sovereign Risk—Certain Underlying Funds will be subject to the risk that the issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. Sovereign Risk includes the following risks:

■	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
■	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
■	Repayment Risk—The risk associated with the inability of a country to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

■	Foreign Risk—The risk that when an Underlying Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Underlying Funds will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when an Underlying Fund invests in issuers located in emerging countries.
■	Emerging Countries Risk—Certain Underlying Funds may invest in emerging country securities. The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

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PRINCIPAL RISKS OF THE UNDERLYING FUNDS

■	Mid Cap and Small Cap Risk—Certain Underlying Funds may invest in small cap and mid cap stocks. The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.
■	Initial Public Offering (“IPO”) Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When an Underlying Fund’s asset base is small, a significant portion of the Underlying Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Underlying Fund. As the Underlying Fund’s assets grow, the effect of the Underlying Fund’s investments in IPOs on the Underlying Fund’s performance will probably decline, which could reduce the Underlying Fund’s performance.
■	“Junk Bond” Risk—Certain Underlying Funds may invest in non-investment grade fixed-income securities (commonly known as “junk bonds”) that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
■	Concentration Risk—The risk that if the Global Income or Emerging Markets Debt Funds invest more than 25% of its total assets in issuers within the same country, state, region, currency, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated. In addition, the Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the Global Income Fund’s investments in such issuers will subject the Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

More information about the portfolio securities and investment techniques of the Underlying Funds, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

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Portfolio Performance

HOW THE PORTFOLIOS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Portfolio by showing: (a) changes in the performance of a Portfolio’s Service Shares from year to year; and (b) how the average annual total returns of a Portfolio’s Service Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Portfolio’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Portfolio’s Service Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Portfolio’s Service Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Service Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Portfolio’s Service Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 35% for ordinary income dividends and 15% for long-term capital gains distributions) and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

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PORTFOLIO PERFORMANCE

Balanced Strategy Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’98 +7.01% Worst Quarter* Q3 ’02 -6.58%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Service Shares (Inception 1/2/98)
Returns Before Taxes	15.98%	3.54%	4.00%
Returns After Taxes on Distributions**	15.98%	2.13%	2.61%
Returns After Taxes on Distributions and Sale of Portfolio Shares**	10.60%	2.20%	2.60%
S&P 500® Index***	28.68%	-0.57%	3.78%
Two-Year U.S. Treasury Note Index****	2.23%	5.26%	5.48%
Lehman Brothers U.S. Corporate High Yield Bond Index†	28.97%	5.23%	4.66%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

****	The Two-Year U.S. Treasury Note Index, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes.

†	The Lehman Brothers U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1 (as determined by Moody’s Investors Service, Inc.), a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any deduction for fees, expenses or taxes.

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Growth and Income Strategy Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’03 +10.84% Worst Quarter* Q3 ’02 -10.49%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Service Shares (Inception 1/2/98)
Returns Before Taxes	24.49%	3.06%	3.62%
Returns After Taxes on Distributions**	23.66%	1.90%	2.46%
Returns After Taxes on Distributions and Sale of Portfolio Shares**	16.15%	1.94%	2.42%
S&P 500® Index***	28.68%	-0.57%	3.78%
MSCI® EAFE® Index (unhedged)****	39.17%	0.26%	3.30%
Lehman Brothers Aggregate Bond Index†	4.10%	6.62%	6.96%
Lehman Brothers U.S. Corporate High Yield Bond Index††	28.97%	5.23%	4.66%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

****	The MSCI® EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of December 2003 the MSCI® EAFE® Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index figures do not reflect any deduction for fees, expenses or taxes.

†	The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgaged-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes.

††	The Lehman Brothers U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1 (as determined by Moody’s Investors Service, Inc.), a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any deduction for fees, expenses or taxes.

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PORTFOLIO PERFORMANCE

Growth Strategy Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’03 +13.67% Worst Quarter* Q3 ’02 -14.64%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Service Shares (Inception 1/2/98)
Returns Before Taxes	30.85%	2.02%	2.42%
Returns After Taxes on Distributions**	30.51%	1.29%	1.71%
Returns After Taxes on Distributions and Sale of Portfolio Shares**	20.28%	1.31%	1.66%
S&P 500® Index***	28.68%	-0.57%	3.78%
MSCI® EAFE® Index (unhedged)****	39.17%	0.26%	3.30%
Russell 2000® Index†	47.25%	7.13%	5.45%
MSCI® EMF Index††	56.28%	10.61%	3.58%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

****	The MSCI® EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of December 2003 the MSCI® EAFE® Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index figures do not reflect any deduction for fees, expenses or taxes.

†	The Russell 2000 Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees, expenses or taxes.

††	The unmanaged MSCI® EMF Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, of over 26 emerging market countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes.

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Aggressive Growth Strategy Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’03 +16.74% Worst Quarter* Q3 ’02 -17.61%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Service Shares (Inception 1/2/98)
Returns Before Taxes	34.97%	1.45%	1.63%
Returns After Taxes on Distributions**	34.88%	1.14%	1.30%
Returns After Taxes on Distributions and Sale of Portfolio Shares**	22.84%	1.09%	1.23%
S&P 500® Index***	28.68%	-0.57%	3.78%
MSCI® EAFE® Index (unhedged)****	39.17%	0.26%	3.30%
Russell 2000® Index†	47.25%	7.13%	5.45%
MSCI® EMF Index††	56.28%	10.61%	3.58%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.

**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

****	The MSCI® EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of December 2003 the MSCI® EAFE® Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index figures do not reflect any deduction for fees, expenses or taxes.

†	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees, expenses or taxes.

††	The unmanaged MSCI® EMF Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, of over 26 emerging market countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes.

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25

Portfolio Fees and Expenses (Service Shares)

This table describes the fees and expenses that you would pay if you buy and hold Service Shares of a Portfolio.

	Balanced
	Strategy
	Portfolio

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):[1]
Management Fees (for asset allocation)[2]	0.35%
Other Expenses	0.78%
Service Fees[3]	0.2	5%
Shareholder Administration Fees	0.2	5%
All Other Expenses[4]	0.2	8%
Underlying Fund Expenses[5]	0.83%

Total Other and Underlying Fund Expenses	1.61%

Total Portfolio Operating Expenses*	1.96%

See page 28 for all other footnotes.

*	The “Other Expenses” and “Total Portfolio Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Portfolios incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Portfolio Operating Expenses” may increase without shareholder approval.

Balanced
Strategy
Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):
Management Fees (for asset allocation)[2]	0.15%
Other Expenses	0.54%
Service Fees[3]	0.25%
Shareholder Administration Fees	0.25%
All Other Expenses[4]	0.04%
Underlying Fund Expenses[5]	0.74%

Total Other and Underlying Fund Expenses	1.28%

Total Portfolio Operating Expenses (after current waivers and expense limitations)	1.43%

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PORTFOLIO FEES AND EXPENSES

Growth and Income		Growth		Aggressive
Strategy		Strategy		Growth Strategy
Portfolio		Portfolio		Portfolio

None		None		None
None		None		None
None		None		None
None		None		None
None		None		None

0.35%		0.35%		0.35%
0.64%		0.67%		0.78%
0.2	5%	0.2	5%	0.2	5%
0.2	5%	0.2	5%	0.2	5%
0.1	4%	0.1	7%	0.2	8%
0.98%		1.05%		1.07%

1.62%		1.72%		1.85%

1.97%		2.07%		2.20%

Growth and Income		Growth		Aggressive
Strategy		Strategy		Growth Strategy
Portfolio		Portfolio		Portfolio

0.15%		0.15%		0.15%
0.54%		0.54%		0.54%
0.2	5%	0.2	5%	0.2	5%
0.2	5%	0.2	5%	0.2	5%
0.0	4%	0.0	4%	0.0	4%
0.82%		0.88%		0.93%

1.36%		1.42%		1.47%

1.51%		1.57%		1.62%

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Portfolio Fees and Expenses continued

[1]	The Portfolios’ annual operating expenses are based on actual expenses for the fiscal year ended December 31, 2003.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Portfolios equal to 0.20% of the Portfolios’ average daily net assets. As a result of fee waivers, current management fees of the Portfolios are 0.15% of each Portfolio’s average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[3]	Service Organizations may charge other fees to their customers who are beneficial owners of Service Shares in connection with their customers’ accounts. Such fees may affect the return customers realize with respect to their investments.
[4]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Portfolio’s Service Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “All Other Expenses” (excluding management fees, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.00% (rounded) of each Portfolio’s average daily net assets.
[5]	“Underlying Fund Expenses” for each Portfolio are based upon the strategic allocation of each Portfolio’s investment in the Underlying Funds and upon the actual total operating expenses of the Underlying Funds (including any current waivers and expense limitations of the Underlying Funds). Actual Underlying Fund Expenses incurred by each Portfolio may vary with changes in the allocation of each Portfolio’s assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds.

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PORTFOLIO FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Portfolio (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Shares of a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years

Balanced Strategy	$199	$615	$1,057	$2,285

Growth and Income Strategy	$200	$618	$1,062	$2,296

Growth Strategy	$210	$649	$1,114	$2,400

Aggressive Growth Strategy	$223	$688	$1,180	$2,534

Service Organizations that invest in Service Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain Service Organizations that invest in Service Shares may receive other compensation in connection with the sale and distribution of Service Shares or for services to their customers’ accounts and/or the Portfolios. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

29

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Portfolio

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	Balanced Strategy Growth and Income Strategy Growth Strategy Aggressive Growth Strategy

Except as noted below, GSAM also serves as investment adviser to each Underlying Fund.

Underlying Fund

Goldman Sachs Asset Management International (“GSAMI”) Christchurch Court 10-15 Newgate Street London, England EC1A 7HD	Emerging Markets Equity Global Income

GSAM has been registered as an investment adviser with the Securities and Exchange Commission (“SEC”) since 1990 and is an affiliate of Goldman Sachs. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of December 31, 2003, GSAM and GSAMI, along with other units of the Investment Management Division (“IMD”) of Goldman Sachs, had assets under management of $375.7 billion.

Under an Asset Allocation Management Agreement with each Portfolio, the Investment Adviser, subject to the general supervision of the Trustees, provides advice as to each Portfolio’s investment transactions, including determinations concerning changes to (a) the Underlying Funds in which the Portfolios may invest; and (b) the percentage range of assets of any Portfolio that may be invested in the Underlying Equity Funds and the Underlying Fixed-Income Funds as separate groups.

The Investment Adviser also performs the following additional services for the Portfolios:

■	Supervises all non-advisory operations of the Portfolios
■	Provides personnel to perform necessary executive, administrative and clerical services to the Portfolios

30

SERVICE PROVIDERS

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Portfolio
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Portfolio	Contractual Rate	December 31, 2003

Balanced Strategy	0.35%	0.15%

Growth and Income Strategy	0.35%	0.15%

Growth Strategy	0.35%	0.15%

Aggressive Growth Strategy	0.35%	0.15%

The difference, if any, between the stated fees and the actual fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

In addition, each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear a proportionate share of any investment management fees and other expenses paid by the Underlying Funds. The following chart shows the total net operating expense ratios (management fee plus other operating expenses) of Institutional Shares of each Underlying Fund in which the Portfolios may invest after applicable fee waivers and expense limitations, as of the end of each Underlying Fund’s most recent fiscal year. In addition, the following chart shows the contractual investment management fees payable to the Investment Adviser or its affiliates by the Underlying Funds (in each case as an annualized percentage of a Fund’s average net assets). Absent voluntary fee waivers and/or expense

31

reimbursements, which may be discontinued at any time, the total operating expense ratios of certain Underlying Funds would be higher.

		Total Net
	Contractual	Operating
	Management	Expense
Underlying Fund	Fee	Ratio

Financial Square Prime Obligations	0.205%	0.18%

Short Duration Government	0.50%	0.54%

Core Fixed Income	0.40%	0.50%

Global Income	0.90%	0.69%

High Yield	0.70%	0.76%

CORE Large Cap Growth	0.75%	0.76%

CORE Large Cap Value	0.60%	0.70%

CORE Small Cap Equity	0.85%	0.93%

CORE International Equity	0.85%	1.01%

Emerging Markets Debt	0.80%	0.88%

Emerging Markets Equity	1.20%	1.59%

Real Estate Securities	1.00%	1.04%

PORTFOLIO MANAGERS

Robert B. Litterman, Ph.D., a Managing Director of Goldman Sachs, is the co-developer, along with the late Fischer Black, of the Black-Litterman Global Asset Allocation Model, a key tool in IMD’s asset allocation process. As Director of Quantitative Resources, Dr. Litterman oversees Quantitative Equities, the Quantitative Strategies Group, the Global Investment Strategies Group, and the Portfolio Analysis and Construction Environment (PACE) Group. In total, these groups include over 90 professionals. Prior to moving to IMD, Dr. Litterman, who became a Partner in 1994 was the head of the Firmwide Risk department. Preceding that time, Dr. Litterman spent eight years in the Fixed Income Division’s research department where he was co-director of the research and model development group.

32

SERVICE PROVIDERS

Quantitative Strategies Group

■	The Quantitative Strategies Group consists of over 40 professionals, including eight Ph.Ds, with extensive academic and practitioner experience
■	Disciplined, quantitative models are used to determine the relative attractiveness of the world’s stock, bond and currency markets
■	Theory and economic intuition guide the investment process

Years
Primarily
Name and Title	Responsible	Five Year Employment History

Mark M. Carhart, Ph.D., CFA Managing Director, Co-Head Quantitative Strategies and Senior Portfolio Manager	Since 1998	Dr. Carhart joined the Investment Adviser as a member of the Quantitative Strategies team in 1997. From August 1995 to September 1997, he was Assistant Professor of Finance at the Marshall School of Business at USC and a Senior Fellow of the Wharton Financial Institutions Center.

Raymond J. Iwanowski Managing Director, Co-Head Quantitative Strategies and Senior Portfolio Manager	Since 1998	Mr. Iwanowski joined the Investment Adviser as a portfolio manager in 1997. From 1993 to 1997, he was a Vice President and head of the Fixed Derivatives Client Research group at Salomon Brothers.

Giorgio De Santis, Ph.D. Managing Director and Portfolio Manager	Since 1998	Dr. DeSantis joined the Investment Adviser in 1998. From 1992 to 1998, he was Assistant Professor of Finance and Business Economics at the Marshall School of Business at USC.

Joseph DeLuca Vice President, Portfolio and Product Manager	Since 2001	Mr. DeLuca joined the Investment Adviser in 2001. From 1997 to 2001, he worked in the Risk Management group of Goldman Sachs. From 1992 to 1997, he worked in the Structured Finance Services and Management Consulting groups at Chase Manhattan Bank.

Katinka Domotorffy, CFA Vice President and Portfolio Manager	Since 2001	Ms. Domotorffy joined the Investment Adviser as a member of the Quantitative Strategies Group in 1998. Prior to joining Goldman Sachs, she received her M.S. in Finance from the London School of Economics in 1998, and her B.S. from the University of Pennsylvania in 1997.

William J. Fallon, Ph.D. Vice President and Portfolio Manager	Since 1998	Dr. Fallon joined the Investment Adviser in 1998. From 1996 to 1998, he worked in the Firmwide Risk Group of Goldman Sachs. From 1991 to 1996, he attended Columbia University, where he earned a Ph.D. in Finance.

33

Years
Primarily
Name and Title	Responsible	Five Year Employment History

Silverio Foresi, Ph.D. Vice President and Portfolio Manager	Since 2000	Dr. Foresi joined the Investment Adviser in 1999. From 1997 to 1999, he was head of Research in Emerging Markets Fixed Income Derivatives Trading at Salomon Brothers. From 1990 to 1997, Dr. Foresi was an Assistant Professor of Finance at New York University.

Guang-Liang He, Ph.D. Vice President and Portfolio Manager	Since 1998	Dr. He joined the Investment Adviser in 1998. In 1997, he worked in the Firmwide Risk Group of Goldman Sachs. From 1992 to 1997, he worked at Quantitative Financial Strategies, Inc. where he was responsible for the research and development of proprietary trading models.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Portfolio’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, 60606-6372, also serves as each Portfolio’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Underlying Funds or Portfolios. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to an Underlying Fund or limit an Underlying Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Underlying Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Underlying Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds. The results of an Underlying Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that an Underlying

34

SERVICE PROVIDERS

Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Underlying Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. An Underlying Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Underlying Funds, and may also perform or seek to perform investment banking and financial services for those issuers.

Under a securities lending program approved by the Underlying Funds’ Board of Trustees, the Underlying Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for each Underlying Fund to the extent that the Underlying Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Underlying Funds, including a fee based on the returns earned on the Underlying Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Underlying Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Underlying Funds’ portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, each of the Portfolios along with certain other investment portfolios of the Trust (collectively, the “Goldman Sachs Funds”) were named as nominal defendants.

The action, which is brought on behalf of all persons or entities who purchased, redeemed or held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), alleges violations of the Investment Company Act of 1940 (the “Investment Company Act”), the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaint alleges, among other things, that during the Class Period, GSAM charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper

35

brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and made untrue statements of material fact in registration statements and reports filed pursuant to the Investment Company Act. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The plaintiffs in the case are seeking compensatory damages; punitive damages; rescission of GSAM’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM believes that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

36

Dividends

Each Portfolio pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Portfolio
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Portfolio.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net realized capital gains are declared and paid as follows:

Investment
	Income	Capital Gains
Portfolio	Dividends	Distributions

Balanced Strategy	Quarterly	Annually

Growth and Income Strategy	Quarterly	Annually

Growth Strategy	Annually	Annually

Aggressive Growth Strategy	Annually	Annually

From time to time a portion of a Portfolio’s dividends may constitute a return of capital.

When you purchase shares of a Portfolio, part of the NAV per share may be represented by undistributed income or undistributed realized gains that have previously been earned by the Portfolio. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

37

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Service Shares.

HOW TO BUY SHARES

How Can I Purchase Service Shares Of The Funds?
Generally, Service Shares may be purchased only through institutions that have agreed to provide shareholder administration and personal and account maintenance services to their customers who are the beneficial owners of Service Shares. These institutions are called “Service Organizations.” Customers of a Service Organization will normally give their purchase instructions to the Service Organization, and the Service Organization will, in turn, place purchase orders with Goldman Sachs. Service Organizations will set times by which purchase orders and payments must be received by them from their customers. Generally, Service Shares may be purchased from the Funds on any business day at their NAV next determined after receipt of an order by Goldman Sachs from a Service Organization. No sales load is charged. Purchases of Service Shares must be settled within three business days of receipt of a complete purchase order.

Service Organizations are responsible for transmitting purchase orders and payments to Goldman Sachs in a timely fashion. Service Organizations should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds—(Name of Fund and Class of Shares), 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

What Do I Need To Know About Service Organizations?
Service Organizations may provide the following services in connection with their customers’ investments in Service Shares:

■	Personal and account maintenance services; and
■	Shareholder administration services.

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SHAREHOLDER GUIDE

Personal and account maintenance services include:

■	Providing facilities to answer inquiries and responding to correspondence with the Service Organization’s customers
■	Acting as liaison between the Service Organization’s customers and the Trust
■	Assisting customers in completing application forms, selecting dividend and other options, and similar services

Shareholder administration services include:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing payments for customers

Some (but not all) Service Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to a service plan and a separate shareholder administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of the Service Shares of the Funds that are attributable to or held in the name of the Service Organization for its customers.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is normally not expected to, exceed 0.50% (annualized) of the amount invested.

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In addition to Service Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Service Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

What Is My Minimum Investment In The Funds?
The Funds do not have any minimum purchase or account requirements with respect to Service Shares. A Service Organization may, however, impose a minimum amount for initial and subsequent investments in Service Shares, and may establish other requirements such as a minimum account balance. A Service Organization may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Service Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

The Funds may allow Service Organizations to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a Social Security Number or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right

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SHAREHOLDER GUIDE

to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; and (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Service Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) – (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or, in the case of foreign securities, prices provided by an independent service (if available) that are intended to reflect more accurately the value of those securities at the time the Funds’ NAV is calculated. If market quotations or independent information is not readily available, or if the Investment Adviser believes that such quotations or prices do not accurately reflect fair value, the fair value of the Funds’ investments may be otherwise determined in good faith under procedures established by the Trustees. In providing the Funds’ daily fair valuations for such securities, an independent service will take into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depository receipts, futures contracts and foreign currency exchange rates. The use of an independent service and fair valuation involve the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.

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■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, if an event that affects the value of a security occurs after the publication of market quotations or independent service information used by a Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

HOW TO SELL SHARES

How Can I Sell Service Shares Of The Funds?
Generally, Service Shares may be sold (redeemed) only through Service Organizations. Customers of a Service Organization will normally give their redemption instructions to the Service Organization, and the Service Organization will, in turn, place redemption orders with the Funds. Generally, each Fund will redeem its Service Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. Redemption proceeds may be sent to recordholders by check or by wire (if the wire instructions are on record).

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SHAREHOLDER GUIDE

A Service Organization may request redemptions in writing or by telephone if the optional telephone redemption privilege is elected on the Account Application.

By Writing:	Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change your current bank designations.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

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How Are Redemption Proceeds Paid?
By Wire: The Funds will arrange for redemption proceeds to be wired as federal funds to the domestic bank account designated in the recordholder’s Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the Account Application to the Service Organization.
■	Neither the Trust nor Goldman Sachs assumes any responsibility for the performance of intermediaries or your Service Organization in the transfer process. If a problem with such performance arises, you should deal directly with such intermediaries or Service Organization.

By Check: A recordholder may elect in writing to receive redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of receipt of a properly executed redemption request. If the shares to be sold were recently paid for by check, the Fund will pay the redemption proceeds when the check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Service Organizations are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Service Organizations may set times by which they must receive redemption requests. Service Organizations may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem the Service Shares of any Service Organization whose account balance falls below $50 as a result of a redemption. The Funds will not redeem Service Shares on this basis if the value of the account falls below the minimum account balance solely as a result of market conditions. The Fund will give

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SHAREHOLDER GUIDE

60 days’ prior written notice to allow a Service Organization to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at the NAV on the day or reinvestment in additional Service Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
A Service Organization may exchange Service Shares of a Fund at NAV for Service Shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ The recordholder name(s) and signature(s)
■ The account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirement of that Fund, except that this requirement may be waived at the discretion of the Trust.

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■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types Of Reports Will Be Sent Regarding Investments In Service Shares?
Service Organizations will receive from the Funds annual reports containing audited financial statements and semi-annual reports. Service Organizations will also be provided with a printed confirmation for each transaction in their account and a monthly account statement. Service Organizations are responsible for providing these or other reports to their customers who are the beneficial owners of Service Shares in accordance with the rules that apply to their accounts with the Service Organizations.

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Taxation

As with any investment, you should consider how your investment in the Portfolios will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Portfolios.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Portfolio distributions and the sale of your Portfolio shares.

DISTRIBUTIONS

Each Portfolio contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Portfolios are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash. For federal tax purposes, the Portfolios’ distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income while any distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Portfolio shares.

Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15% (this reduced 15% tax rate expires, by its terms, in taxable years beginning after December 31, 2008). Also, Portfolio distributions to noncorporate shareholders attributable to dividends received by the Underlying Funds from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholder must own their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio’s ex-dividend date. The amount of a Portfolio’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of a Portfolio’s or Underlying Fund’s securities lending activities, portfolio turnover or investments in debt securities, real estate investment trusts or “non-qualified” foreign corporations.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Portfolios’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced by a high

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portfolio turnover rate. The Portfolios will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

The REIT investments of the underlying Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Portfolios to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

Each Portfolio may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Portfolios may deduct these taxes in computing their taxable income.

If you buy shares of a Portfolio before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Portfolio shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Portfolio shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Portfolio must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Portfolio to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on the Underlying Funds

This Appendix provides further information on certain types of investments and techniques that may be used by the Underlying Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request, and in the prospectuses of the Underlying Funds.

The Underlying Equity Funds invest primarily in common stocks and other equity investments, including preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities (“equity investments”). The Underlying Fixed-Income Funds invest primarily in fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations and preferred stock.

The Short-Duration Government Fund invests in U.S. Government Securities and related repurchase agreements, and does not make foreign investments. The investments of the Financial Square Prime Obligations Fund are limited by SEC regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

A. General Risks of the Underlying Funds

The Underlying Equity Funds will be subject to the risks associated with common stocks and other equity investments. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that an Underlying Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Recently, stock markets have experienced substantial price volatility.

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The Underlying Fixed-Income Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and an Underlying Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Financial Square Prime Obligations Fund attempts to maintain a stable NAV of $1.00 per share and values its assets using the amortized cost method in accordance with SEC regulations. There is no assurance, however, that the Financial Square Prime Obligations Fund will be successful in maintaining its per share value at $1.00 on a continuous basis. The per share NAVs of the other Underlying Funds are expected to fluctuate on a daily basis.

The portfolio turnover rates of the Underlying Funds have ranged from 17% to 489% during their most recent fiscal years. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by an Underlying Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of an Underlying Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

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APPENDIX A

B. Other Risks of the Underlying Funds

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Certain Underlying Funds may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those for larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. Certain of the Underlying Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in

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which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of an Underlying Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if an Underlying Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a certain Underlying Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and an Underlying Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn an Underlying Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

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APPENDIX A

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Underlying Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, ten new countries, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia, are preparing for entry into the EMU in 2004.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that

53

the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Underlying Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Underlying Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Underlying Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin, Central and South America, Africa and the Middle East. An Underlying Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of an Underlying Fund, the investment adviser, its affiliates and their respective clients and other service providers. An Underlying Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by an Underlying Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), an Underlying Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries.

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APPENDIX A

Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

An Underlying Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Underlying Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve an Underlying Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securities and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by an Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Underlying Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

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The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make an Underlying Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). An Underlying Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

An Underlying Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, their investment advisers do not currently anticipate that a significant portion of the Underlying Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Derivative Investments. An Underlying Fund’s transactions, if any, in options, futures, options on futures, swaps, options on swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the investment adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Certain Underlying Funds may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Derivative Mortgage-Backed Securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments

56

APPENDIX A

generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Investments in Central and South America. A significant portion of the Emerging Markets Debt Fund’s portfolio may be invested in issuers located in Central and South American countries. The economies of Central and South American countries have experienced considerable difficulties in the past decade, including high inflation rates, high interest rates and currency devaluations. As a result, Central and South American securities markets have experienced great volatility. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers. Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. Any of the foregoing risk factors could have an adverse impact on an Underlying Fund’s investments in Central and South America.

Risks of Illiquid Securities. The Underlying Funds may invest up to 15% (10% in the case of the Financial Square Prime Obligations Fund) of their net assets in

57

illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of an Underlying Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Underlying Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB- or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB- or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the investment adviser to be of comparable credit quality. If a security satisfies an Underlying Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Underlying Fund

58

APPENDIX A

will not be required to dispose of the security. If a downgrade occurs, the Underlying Fund’s investment adviser will consider what action, including the sale of the security, is in the best interest of the Underlying Fund and its shareholders.

Certain Underlying Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in an Underlying Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. Certain Underlying Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When an Underlying Fund’s asset base is small, a significant portion of the Underlying Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Underlying Fund. As the Underlying Fund’s assets grow, the effect of the Underlying Fund’s investments in IPOs on the Underlying Fund’s performance probably will decline, which could reduce the Underlying Fund’s performance. Because of the price volatility of IPO shares, an Underlying Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Underlying Fund’s portfolio and may lead to increased expenses to the Underlying Fund, such as commissions and transaction costs. By selling IPO shares, the Underlying Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that an Underlying Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for an Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional

59

shares and by concentration of control in existing management and principal shareholders.

Non-Diversification and Concentration Risks. The Global Income Fund is registered as a “non-diversified” fund under the Investment Company Act and is, therefore, more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund, and certain other Underlying Funds, may invest more than 25% of their total assets in the securities of corporate and governmental issuers located in a particular foreign country or region. Concentration of the investments of these or other Underlying Funds in issuers located in a particular country or region will subject the Underlying Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

Temporary Investment Risks. The Underlying Funds may invest a substantial portion, and in some cases all, of their total assets, in cash equivalents for temporary periods. When an Underlying Fund’s assets are invested in such instruments, the Underlying Fund may not be achieving its investment objective.

C. Investment Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Underlying Funds, including their associated risks.

An Underlying Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Underlying Fund’s investment objective and policies. Further information is provided in the Additional Statement, which is available upon request.

U.S. Government Securities. Each Underlying Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow from the U.S. Treasury; (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

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APPENDIX A

Custodial Receipts and Trust Certificates. Each Underlying Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which an Underlying Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Underlying Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Underlying Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, an Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Underlying Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Underlying Funds (other than CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds (the “CORE Equity Funds”)) may invest in securities that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”). Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of “credit enhancement.” However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”), and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate, and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so

61

that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of Mortgage-Backed Securities, and under certain interest rate and payment scenarios, the Underlying Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgage-Backed Securities also include stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. The Underlying Funds (other than the CORE Equity Funds) may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Underlying Fund will be unable to possess and sell the underlying collateral and that the Underlying Fund’s recoveries on repossessed collateral may not be available to support payments on

62

APPENDIX A

the securities. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Municipal Securities. Certain Underlying Funds may invest in securities and instruments issued by state and local governmental issuers. Municipal securities in which an Underlying Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Municipal securities include both “general” and “revenue” bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal securities in which the Underlying Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities.

The obligations of the issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected.

In addition, municipal securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment, but not a legal obligation, of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these

63

instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that an Underlying Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal securities may also be in the form of a tender option bond, which is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and an Underlying Fund’s duration. There is risk that an Underlying Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

Municipal securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to an Underlying Fund that invests in municipal securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Brady Bonds and Similar Instruments. Certain Underlying Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).

Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing

64

APPENDIX A

Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause an Underlying Fund to suffer a loss of interest or principal on its holdings.

In addition, an Underlying Fund may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by Emerging Country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, an Underlying Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

Corporate and Bank Obligations; Trust Preferred Securities; Convertible Securities. Certain Underlying Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of U.S. or foreign corporations to pay interest and repay principal. In addition, certain Underlying Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Certain Underlying Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend

65

yields than nonconvertible securities of similar quality. Convertible securities in which an Underlying Fund invests are subject to the same rating criteria as its other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Certain Underlying Funds may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Rating Criteria. Except as noted below, the Underlying Equity Funds (other than the CORE Equity Funds, which may only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. The International Growth Opportunities and the Emerging Markets Equity Funds may invest up to 20% of their net assets plus any borrowings for investment purposes (measured at time of purchase) and the Real Estate Securities Fund may invest up to 20% of its total assets not including securities lending collateral (measured at time of purchase) in debt securities which are rated in the lowest rating categories by Standard & Poor’s or Moody’s (i.e., BB or lower by Standard & Poor’s or Ba or lower by Moody’s), including securities rated D by Moody’s or Standard & Poor’s. Fixed-income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as “junk bonds,” are considered predominately speculative and may be questionable as to principal and interest payments as described above.

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APPENDIX A

Structured Securities and Inverse Floaters. Certain Underlying Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations. Certain Underlying Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. An Underlying Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

Foreign Currency Transactions. Certain Underlying Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Certain Underlying Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Underlying Funds may enter into foreign currency transactions to seek a closer correlation between the

67

Underlying Fund’s overall currency exposures and the currency exposures of the Underlying Fund’s performance benchmark. Certain Underlying Funds may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Certain Underlying Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. An Underlying Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the investment adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, an Underlying Fund’s NAV to fluctuate. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive an Underlying Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Underlying Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Underlying Fund may invest or on any securities index consisting of securities in which it may invest. Certain Underlying Funds may also, to the extent consistent with their investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging

68

APPENDIX A

purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of an investment adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If an investment adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in an Underlying Fund’s investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The use of options can also increase an Underlying Fund’s transaction costs. Options written or purchased by the Underlying Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options. Certain Underlying Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. Certain Underlying Funds may engage in futures transactions on U.S. and (in the case of certain Underlying Funds) foreign exchanges.

Certain Underlying Funds may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to the extent an Underlying Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance

69

with its investment objective and policies. An Underlying Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Underlying Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Underlying Funds.

Futures contracts and related options present the following risks:

■	While an Underlying Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Underlying Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and an Underlying Fund may be exposed to additional risk of loss.
■	The loss incurred by an Underlying Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Preferred Stock, Warrants and Rights. Certain Underlying Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

70

APPENDIX A

Loan Participations. Certain Underlying Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Underlying Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Underlying Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Underlying Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Underlying Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Underlying Fund may also be subject to the risk that the agent lender may become insolvent.

REITs. The Real Estate Securities Fund expects to invest a substantial portion of its total assets in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition, other Underlying Equity Funds may invest in REITs from time to time. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. Each Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Other Investment Companies. Certain Underlying Funds may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act. These limitations include a prohibition on any Underlying Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of an

71

Underlying Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Underlying Funds do not expect to do so in the foreseeable future, each Underlying Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Underlying Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which an Underlying Fund may invest include money market funds for which the Investment Adviser or any of its affiliates serve as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard and Poor’s Depositary Receipts™. The Underlying Equity Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (the “AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.
■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of an Underlying Equity Fund’s shares could also be substantially and adversely

72

APPENDIX A

affected. If such disruptions were to occur, an Underlying Equity Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Certain Underlying Funds may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-investment grade fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain.

Equity Swaps. Each Underlying Equity Fund may invest up to 15% of its net assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by an Underlying Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that an investment adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, an Underlying Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock)

73

may also be sensitive to changes in interest rates. Furthermore, an Underlying Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, an Underlying Fund may be unable to terminate its obligations when desired.

When-Issued Securities and Forward Commitments. Each Underlying Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Underlying Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although an Underlying Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, an Underlying Fund may dispose of when-issued securities or forward commitments prior to settlement if its investment adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Certain Underlying Funds may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Underlying Funds may also enter into repurchase agreements involving certain foreign government securities.

If the other party or “seller” defaults, an Underlying Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Underlying Fund are less than the repurchase price and the Underlying Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, an Underlying Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Underlying Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates,

74

APPENDIX A

may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Underlying Fund may engage in securities lending. Securities lending involves the lending of securities owned by an Underlying Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by an Underlying Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and an Underlying Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If an investment adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of an Underlying Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

An Underlying Fund may lend its securities to increase its income. An Underlying Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Underlying Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Underlying Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without the payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Mortgage Dollar Rolls. Certain Underlying Funds may enter into “mortgage dollar rolls.” In mortgage dollar rolls, an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income,

75

capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Underlying Fund’s performance.

Successful use of mortgage dollar rolls depends upon an investment adviser’s ability to predict correctly interest rates and mortgage prepayments. If the investment adviser is incorrect in its prediction, an Underlying Fund may experience a loss. The Underlying Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Borrowings and Reverse Repurchase Agreements. Each Underlying Fund can borrow money from banks and other financial institutions, and certain Underlying Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets. An Underlying Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by an Underlying Fund subject to the Underlying Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the investment adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Underlying Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by an Underlying Fund will decline below the price the Underlying Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Underlying Fund.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. To the extent consistent with their investment policies, certain Underlying Funds may enter into interest rate swaps, mortgage swaps, credit swaps, currency swaps, total return swaps, options on swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of

76

APPENDIX A

mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give an Underlying Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Underlying Fund may also be required to pay the dollar value of that decline to the counterparty. The Underlying Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Certain Underlying Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of an Underlying Fund would be less favorable than it would have been if these investment techniques were not used.

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Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 2003 has been audited by Ernst & Young LLP, whose report, along with the Portfolios’ financial statements, is included in the Portfolios’ annual report (available upon request). The information for the periods ended December 31, 2000 to December 31, 2002 has been audited by the Portfolios’ former independent auditors. The information for the period ended December 31, 1999 has been audited by another of the Portfolios’ previous independent auditors, who have ceased operations.

BALANCED STRATEGY PORTFOLIO

	Balanced Strategy Portfolio — Service Shares

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$8.84	$9.44	$10.17	$10.99	$10.31

Income (loss) from investment operations

Net investment income	0.22 [b]	0.25 [b]	0.29 [b]	0.61 [b]	0.33

Net realized and unrealized gain (loss)	1.18	(0.61)	(0.58)	(0.68)	0.73

Total from investment operations	1.40	(0.36)	(0.29)	(0.07)	1.06

Distributions to shareholders

From net investment income	(0.23)	(0.24)	(0.30)	(0.48)	(0.33)

In excess of net investment income	—	—	—	(0.01)	(0.05)

From net realized gains	—	—	(0.14)	(0.26)	—

Total distributions	(0.23)	(0.24)	(0.44)	(0.75)	(0.38)

Net asset value, end of year	$10.01	$8.84	$9.44	$10.17	$10.99

Total return[a]	15.98%	(3.84)%	(3.28)%	(0.11)%	10.47%

Net assets at end of year (in 000s)	$1,724	$1,535	$897	$805	$419

Ratio of net expenses to average net assets[c]	0.70%	0.70%	0.69%	0.69%	0.69%

Ratio of net investment income to average net assets	2.38%	2.77%	2.99%	5.70%	3.04%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[c]	1.13%	1.20%	1.15%	1.19%	1.15%

Ratio of net investment income to average net assets	1.95%	2.27%	2.53%	5.20%	2.58%

Portfolio turnover rate	41%	40%	51%	23%	51%

See page 82 for all footnotes.

78

APPENDIX B

GROWTH AND INCOME STRATEGY PORTFOLIO

	Growth and Income Strategy Portfolio — Service Shares

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$8.37	$9.36	$10.62	$11.69	$10.37

Income (loss) from investment operations

Net investment income	0.20 [b]	0.18 [b]	0.20 [b]	0.37 [b]	0.20

Net realized and unrealized gain (loss)	1.83	(0.98)	(0.98)	(0.92)	1.40

Total from investment operations	2.03	(0.80)	(0.78)	(0.55)	1.60

Distributions to shareholders

From net investment income	(0.25)	(0.19)	(0.21)	(0.40)	(0.20)

In excess of net investment income	—	—	—	(0.05)	(0.07)

From net realized gains	—	—	(0.27)	(0.07)	(0.01)

Total distributions	(0.25)	(0.19)	(0.48)	(0.52)	(0.28)

Net asset value, end of year	$10.15	$8.37	$9.36	$10.62	$11.69

Total return[a]	24.49%	(8.56)%	(7.35)%	(4.63)%	15.60%

Net assets at end of year (in 000s)	$1,985	$1,587	$1,866	$1,570	$1,856

Ratio of net expenses to average net assets[c]	0.70%	0.70%	0.69%	0.69%	0.69%

Ratio of net investment income to average net assets	2.21%	2.08%	2.05%	3.26%	1.91%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[c]	0.99%	1.00%	0.95%	0.97%	0.95%

Ratio of net investment income to average net assets	1.92%	1.78%	1.79%	2.98%	1.65%

Portfolio turnover rate	38%	31%	42%	20%	49%

See page 82 for all footnotes.

79

GROWTH STRATEGY PORTFOLIO

	Growth Strategy Portfolio — Service Shares

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$7.88	$9.27	$10.86	$12.22	$10.29

Income (loss) from investment operations

Net investment income	0.11 [b]	0.10 [b]	0.10 [b]	0.23 [b]	0.09

Net realized and unrealized gain (loss)	2.32	(1.37)	(1.33)	(1.29)	2.03

Total from investment operations	2.43	(1.27)	(1.23)	(1.06)	2.12

Distributions to shareholders

From net investment income	(0.13)	(0.12)	(0.12)	(0.22)	(0.09)

In excess of net investment income	—	—	—	(0.08)	(0.10)

From net realized gains	—	—	(0.24)	—	—

Total distributions	(0.13)	(0.12)	(0.36)	(0.30)	(0.19)

Net asset value, end of year	$10.18	$7.88	$9.27	$10.86	$12.22

Total return[a]	30.85%	(13.70)%	(11.16)%	(8.67)%	20.62%

Net assets at end of year (in 000s)	$1,358	$840	$940	$692	$735

Ratio of net expenses to average net assets[c]	0.70%	0.70%	0.69%	0.69%	0.69%

Ratio of net investment income to average net assets	1.21%	1.20%	1.01%	1.95%	0.87%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[c]	1.02%	1.03%	0.98%	0.99%	0.97%

Ratio of net investment income to average net assets	0.89%	0.87%	0.72%	1.65%	0.59%

Portfolio turnover rate	46%	23%	40%	23%	50%

See page 82 for all footnotes.

80

APPENDIX B

AGGRESSIVE GROWTH STRATEGY PORTFOLIO

	Aggressive Growth Strategy Portfolio — Service Shares

	Years Ended December 31,

	2003	2002	2001		2000	1999

Net asset value, beginning of year	$7.68	$9.21	$10.68		$12.59	$10.15

Income (loss) from investment operations

Net investment income (loss)	0.03 [b]	0.01 [b]	(0.02	) [b]	0.04 [b]	—

Net realized and unrealized gain (loss)	2.65	(1.54)	(1.45)		(1.51)	2.55

Total from investment operations	2.68	(1.53)	(1.47)		(1.47)	2.55

Distributions to shareholders

From net investment income	(0.04)	—	—		—	—

In excess of net investment income	—	—	—		(0.15)	(0.11)

From net realized gains	—	—	—		(0.29)	—

Total distributions	(0.04)	—	—		(0.44)	(0.11)

Net asset value, end of year	$10.32	$7.68	$9.21		$10.68	$12.59

Total return[a]	34.97%	(16.61)%	(13.76)%		(11.55)%	25.17%

Net assets at end of year (in 000s)	$130	$125	$153		$146	$137

Ratio of net expenses to average net assets[c]	0.70%	0.70%	0.69%		0.69%	0.69%

Ratio of net investment income (loss) to average net assets	0.30%	0.11%	(0.20)%		0.30%	—%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[c]	1.13%	1.16%	1.07%		1.09%	1.10%

Ratio of net investment income (loss) to average net assets	(0.13)%	(0.35)%	(0.58)%		(0.10)%	(0.41)%

Portfolio turnover rate	36%	27%	43%		19%	47%

See page 82 for all footnotes.

81

Footnotes:

a	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
b	Calculated based on the average shares outstanding methodology.
c	Expense ratios exclude expenses of the Underlying Funds.

82

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Index

1 General Investment Management Approach

3 Portfolio Investment Objectives and Strategies
3	Goldman Sachs Balanced Strategy Portfolio
4	Goldman Sachs Growth and Income Strategy Portfolio
5	Goldman Sachs Growth Strategy Portfolio
6	Goldman Sachs Aggressive Growth Strategy Portfolio

7 Principal Investment Strategies

9 Principal Risks of the Portfolios

12 Description of the Underlying Funds

16 Principal Risks of the Underlying Funds

20 Portfolio Performance

26 Portfolio Fees and Expenses

30 Service Providers

37 Dividends

38 Shareholder Guide
38	How To Buy Shares
42	How To Sell Shares

47 Taxation

49 Appendix A Additional Information on the Underlying Funds

78 Appendix B Financial Highlights

Asset Allocation Portfolios Prospectus (Service Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In the Portfolios’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Portfolios and their policies is also available in the Portfolios’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolios’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Portfolio documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Portfolio documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Portfolios’ investment company registration number is 811-5349.

CORESM is a service mark of Goldman, Sachs & Co.
GSAM® is a registered service mark of Goldman, Sachs & Co.

AAPROSVC

Prospectus

Class A, B and C Shares

April 29, 2004

 GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

■ Goldman Sachs Balanced Strategy Portfolio ■ Goldman Sachs Growth and Income Strategy Portfolio ■ Goldman Sachs Growth Strategy Portfolio ■ Goldman Sachs Aggressive Growth Strategy Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A PORTFOLIO.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser (the “Investment Adviser”) to four asset allocation portfolios: the Balanced Strategy Portfolio, Growth and Income Strategy Portfolio, Growth Strategy Portfolio and Aggressive Growth Strategy Portfolio (referred to as the “Portfolios” or the “Funds” interchangeably herein). The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its objective by investing in a combination of underlying funds for which GSAM now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”). Some of these Underlying Funds invest primarily in fixed-income or money market securities (the “Underlying Fixed-Income Funds”) and other Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”). An investor may choose to invest in one or more of the Portfolios based on individual investment goals, risk tolerance, and financial circumstances.

GSAM’s Asset Allocation Investment Philosophy:
The Investment Adviser’s Quantitative Strategies Group uses a disciplined, rigorous and quantitative approach to global tactical asset allocation. The Global Tactical Asset Allocation (“GTAA”) strategy attempts to add value by actively managing exposure to global stock, bond and currency markets. In contrast to stock and bond selection strategies which focus on individual stocks and bonds, GTAA focuses on broad asset classes. The Investment Adviser’s GTAA models use financial and economic factors that are designed to capture intuitive fundamental relationships across markets. While the GTAA process is rigorous and quantitative, there is economic reasoning behind each position.

Each Portfolio starts with a strategic allocation among the various asset classes. The Investment Adviser then tactically deviates from the strategic allocations based on forecasts provided by the models. The tactical process seeks to add value by overweighting attractive markets and underweighting unattractive markets. Greater deviations from the strategic allocation of a given Portfolio result in higher risk that the tactical allocation will underperform the strategic allocation. However, the Investment Adviser’s risk control process balances the amount any asset class can

The Asset Allocation Investment Process involves investing a Portfolio’s assets in other Goldman Sachs Funds within specified equity and fixed-income percentage ranges.

be overweighted in seeking to achieve higher expected returns against the amount of risk imposed by that deviation from the strategic allocation. The Investment Adviser employs GSAM’s proprietary Black-Litterman asset allocation technique in an effort to optimally balance these two goals.

References in this Prospectus to a Portfolio’s benchmarks are for informational purposes only, and unless otherwise noted are not an indication of how a particular Portfolio is managed.

Portfolio Investment Objectives and Strategies

Goldman Sachs
Balanced Strategy Portfolio

PORTFOLIO FACTS

Objective:	Current income and long-term capital appreciation

Benchmarks:	S&P 500® Index Two-Year U.S. Treasury Note Index Lehman Brothers U.S. Corporate High Yield Bond Index

Investment Focus:	Domestic fixed-income funds (approximately 60%), with the remaining balance in domestic and international stock funds and an allocation to a global bond fund

Investment Style:	Asset Allocation

Symbols:	Class A: GIPAX, Class B: GIPBX, Class C: GIPCX

INVESTMENT OBJECTIVE

The Portfolio seeks current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, approximately 60% of the Portfolio’s total assets will be allocated among Underlying Fixed-Income Funds. Allocation to Underlying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORESM Large Cap Growth, CORE Large Cap Value and CORESM International Equity Funds and may invest a relatively significant percentage of its assets in the Global Income Fund. It is expected that the Portfolio will invest more than 25% of its assets in the Short Duration Government Fund.

Goldman Sachs Growth and Income Strategy Portfolio

PORTFOLIO FACTS

Objective:	Long-term capital appreciation and current income

Benchmarks:	S&P 500® Index MSCI® Europe, Australasia, Far East (EAFE®) Index (unhedged) Lehman Brothers Aggregate Bond Index Lehman Brothers U.S. Corporate High Yield Bond Index

Investment Focus:	Domestic and international fixed-income and stock funds

Investment Style:	Asset Allocation

Symbols:	Class A: GOIAX, Class B: GOIBX, Class C: GOICX

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, approximately 60% of the Portfolio’s total assets will be allocated among Underlying Equity Funds, which are intended to provide the capital appreciation component. Allocation to Underlying Fixed-Income Funds is intended to provide the income component. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds and will invest a relatively significant percentage of its assets in the Core Fixed Income and Global Income Funds.

PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Growth Strategy Portfolio

PORTFOLIO FACTS

Objective:	Long-term capital appreciation and secondarily current income

Benchmarks:	S&P 500® Index MSCI® EAFE® Index (unhedged) Russell 2000® Index MSCI® Emerging Markets Free (EMF) Index

Investment Focus:	Primarily a blend of domestic large cap, small cap and international stock funds (approximately 80%), with the balance in domestic and international fixed-income funds

Investment Style:	Asset Allocation

Symbols:	Class A: GGSAX, Class B: GGSBX, Class C: GGSCX

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation and secondarily current income.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, approximately 80% of the Portfolio’s total assets will be allocated among Underlying Equity Funds, with a blend of domestic large cap, small cap and international exposure to seek capital appreciation. Allocation to Underlying Fixed-Income Funds is intended to provide diversification. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

Goldman Sachs Aggressive Growth Strategy Portfolio

PORTFOLIO FACTS

Objective:	Long-term capital appreciation

Benchmarks:	S&P 500® Index MSCI® EAFE® Index (unhedged) Russell 2000® Index MSCI® EMF Index

Investment Focus:	Equity funds, with a greater focus on international and small cap investments relative to the other Portfolios

Investment Style:	Asset Allocation

Symbols:	Class A: GAPAX Class B: GAPBX, Class C: GAXCX

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, substantially all of the Portfolio’s total assets will be allocated among Underlying Equity Funds, with a greater focus on small cap and international investments relative to the other Portfolios. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

Principal Investment Strategies

Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed-income ranges among Underlying Funds. The table below illustrates the current Underlying Equity/ Fixed-Income Fund allocation targets and ranges for each Portfolio:

Equity/ Fixed-Income Range (Percentage of Each Portfolio’s Total Assets)

Portfolio	Target	Range

Balanced Strategy
Equity	40%	20%-60%
Fixed-Income	60%	40%-80%

Growth and Income Strategy
Equity	60%	40%-80%
Fixed-Income	40%	20%-60%

Growth Strategy
Equity	80%	60%-100%
Fixed-Income	20%	0%-40%

Aggressive Growth Strategy
Equity	100%	75%-100%
Fixed-Income	0%	0%-25%

A Portfolio will invest in particular Underlying Funds based on various criteria. Among other things, the Investment Adviser will analyze the Underlying Funds’ respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Portfolio’s investment objective.

A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage ranges described above.

While each Portfolio can invest in any or all of the Underlying Funds, it is expected that each Portfolio will normally invest in only some of the Underlying Funds at any particular time. Each Portfolio’s investment in any of the Underlying Funds may, and in some cases is expected to, exceed 25% of such Portfolio’s total assets.

THE PARTICULAR UNDERLYING FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/ FIXED-INCOME TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL.

In addition, each Portfolio’s investment objective and all policies not specifically designated as fundamental in this Prospectus or the Statement of Additional Information (the “Additional Statement”) are non-fundamental and may be changed without shareholder approval. If there is a change in a Portfolio’s investment objective, you should consider whether that Portfolio remains an appropriate investment in light of your then current financial position and needs.

Principal Risks of the Portfolios

Loss of money is a risk of investing in each Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. While the Portfolios offer a greater level of diversification than many other types of mutual funds, a single Portfolio may not provide a complete investment program for an investor. The following summarizes important risks that apply to the Portfolios and may result in a loss of your investment. There can be no assurance that a Portfolio will achieve its investment objective.

■	Investing in the Underlying Funds—The investments of each Portfolio are concentrated in the Underlying Funds, and each Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser. The value of the Underlying Funds’ investments, and the net asset values (“NAV”) of the shares of both the Portfolios and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Portfolio or any Underlying Fund will be achieved.
■	Investments of the Underlying Funds—Because the Portfolios invest in the Underlying Funds, the Portfolios’ shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Portfolios allocate to those Funds. Each Portfolio may invest in Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin, Central and South America, Eastern Europe, Africa and the Middle East. Each Portfolio may also invest in Underlying Funds that in turn invest in non-investment grade fixed-income securities (“junk bonds”), which are considered speculative by traditional standards. In addition, the Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts (“REITs”) and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements;

borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in Appendix A to this Prospectus and the Additional Statement.
■	Affiliated Persons—In managing the Portfolios, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.
■	Expenses—You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through a Portfolio, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.
■	Temporary Investments—Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations (including commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements, debt obligations backed by the full faith and credit of the U.S. government and demand and time deposits of domestic and foreign banks and savings and loan associations) to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. Also, there may be times when, in the opinion of the Investment Adviser, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Portfolio may invest without limitation in short-term obligations. When a Portfolio’s assets are invested in such investments, the Portfolio may not be achieving its investment objective.

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Description of the Underlying Funds

DESCRIPTION OF THE UNDERLYING FUNDS

The following is a concise description of the investment objectives and practices for each of the Underlying Funds that are available for investment by the Portfolios as of the date of this Prospectus. A Portfolio may also invest in other Underlying Funds not listed below that may become available for investment in the future at the discretion of the Investment Adviser without shareholder approval. Additional information regarding the investment practices of the Underlying Funds is provided in Appendix A to this Prospectus and the Additional Statement. No offer is made in this Prospectus of any of the Underlying Funds.

Underlying Fund	Investment Objectives	Investment Criteria

CORESM Large Cap Value	Long-term growth of capital and dividend income.	At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index.

CORE Large Cap Growth	Long-term growth of capital. Dividend income is a secondary consideration.	At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index.

CORE Small Cap Equity	Long-term growth of capital.	At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000® Index.

DESCRIPTION OF THE UNDERLYING FUNDS

Underlying Fund	Investment Objectives	Investment Criteria

Real Estate Securities	Total return comprised of long-term growth of capital and dividend income.	Substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its total assets will be invested in REITS and real estate industry companies.

CORE International Equity	Long-term growth of capital.	At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in companies organized outside the United States or whose securities are principally traded outside the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the MSCI® EAFE® Index. The Fund may employ certain currency management techniques.

Emerging Markets Equity	Long-term capital appreciation.	Substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in emerging country issuers. The Fund may employ certain currency management techniques.

Expected
Approximate
Interest Rate
Underlying Fund	Investment Objectives	Duration or Maturity	Sensitivity

Financial Square Prime Obligations	Maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity.	Maximum Maturity of Individual Investments = 13 months at time of purchase. Maximum Dollar- Weighted Average Portfolio Maturity = 90 days	3-month Treasury bill

Short Duration Government	A high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.	Target Duration = Two-Year U.S. Treasury Note Index plus or minus 0.5 years Maximum Duration*= 3 years	2-year U.S. Treasury note

Core Fixed Income	Total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.	Target Duration = Lehman Brothers Aggregate Bond Index plus or minus one year Maximum Duration*= 6 years	5-year U.S. Treasury note

Global Income	A high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.	Target Duration = J.P. Morgan Global Government Bond Index (hedged) plus or minus 2.5 years Maximum Duration*= 7.5 years	6-year government bond

High Yield	A high level of current income and may also consider the potential for capital appreciation.	Target Duration = Lehman Brothers U.S. Corporate High Yield Bond Index plus or minus 2.5 years Maximum Duration* = 7.5 years	6-year U.S. Treasury note

Emerging Markets Debt	A high level of total return consisting of income and capital appreciation.	Target Duration = J.P. Morgan EMBI Global Diversified Index plus or minus 2 years Maximum Duration* = 7 years	10-year government bond

*	The Fund’s duration approximates its price sensitivity to changes in interest rates.

DESCRIPTION OF THE UNDERLYING FUNDS

Investment Sector	Credit Quality	Other Investments

Money market instruments including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”); U.S. bank obligations, commercial paper and other short-term obligations of U.S. corporations, governmental and other entities; asset-backed and receivables-backed securities; and related repurchase agreements.	High Quality (short- term ratings of A-1, P-1 or comparable quality).	N/A

At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in U.S. Government Securities and repurchase agreements collateralized by such securities.	U.S. Government Securities	Mortgage pass-through securities and other securities representing an interest in or collateralized by mortgage loans.

At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in fixed-income securities, including U.S. Government Securities, corporate debt securities, privately issued mortgage-backed and asset-backed securities.	Minimum = BBB-/Baa3 (at time of purchase) Minimum for non-U.S. dollar securities = AA/ Aa	Foreign fixed-income, municipal and convertible securities, foreign currencies and repurchase agreements collateralized by U.S. Government Securities.

Fixed-Income Securities of U.S. and foreign governments and corporations.	Minimum = BBB-/Baa3 (at time of purchase) At least 50% = AAA/ Aaa	Mortgage-backed and asset-backed securities, foreign currencies and repurchase agreements collateralized by U.S. Government Securities or certain foreign government securities.

At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in high-yield, fixed-income securities rated below investment grade, including U.S. and non-U.S. dollar corporate debt, foreign government securities, convertible securities and preferred stock.	At least 80% = BB/ Ba or below (at time of purchase)	Mortgage-backed and asset-backed securities, U.S. Government Securities, investment grade corporate fixed-income securities, structured securities, foreign currencies and repurchase agreements.

At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in fixed-income securities of issuers located in emerging countries.	Minimum = D (Standard & Poor’s) or C (Moody’s)	Brady bonds and other debt issued by governments, their agencies and instrumentalities, or by their central banks, fixed and floating rate, senior and subordinated corporate debt obligations, loan participations and repurchase agreements.

Principal Risks of the Underlying
Funds

Loss of money is a risk of investing in each Underlying Fund. An investment in an Underlying Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Underlying Funds and may result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Fund will achieve its investment objective.

Risks That Apply To All Underlying Funds:

■	NAV Risk—The risk that the net asset value (“NAV”) of the Underlying Fund and the value of your investment will fluctuate.
■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by an Underlying Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Credit/ Default Risk—The risk that an issuer or guarantor of fixed-income securities held by an Underlying Fund may default on its obligation to pay interest and repay principal.
■	Market Risk—The risk that the value of the securities in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. An Underlying Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Underlying Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Derivatives Risk—The risk that loss may result from an Underlying Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to an Underlying Fund.
■	Management Risk—The risk that a strategy used by an investment adviser to the Underlying Funds may fail to produce the intended results.
■	Liquidity Risk—The risk that an Underlying Fund will not be able to pay redemption proceeds within the time period stated in the Underlying Fund’s Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Underlying Funds that invest in non-investment grade fixed-income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all

PRINCIPAL RISKS OF THE UNDERLYING FUNDS

securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Risks That Apply Primarily To The Underlying Fixed-Income Funds:

■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, an Underlying Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and an Underlying Fund will also suffer from the inability to invest in higher yielding securities.
■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Risk That Applies Primarily To The Underlying Equity Funds:

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.

Risks That Are Particularly Important For Specific Underlying Funds:

■	Non-Diversification Risk—The Global Income Fund is non-diversified meaning that it is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

■	Sovereign Risk—Certain Underlying Funds will be subject to the risk that the issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. Sovereign Risk includes the following risks:

■	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
■	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
■	Repayment Risk—The risk associated with the inability of a country to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

■	Foreign Risk—The risk that when an Underlying Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Underlying Funds will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when an Underlying Fund invests in issuers located in emerging countries.
■	Emerging Countries Risk—Certain Underlying Funds may invest in emerging country securities. The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

PRINCIPAL RISKS OF THE UNDERLYING FUNDS

■	Mid Cap and Small Cap Risk—Certain Underlying Funds may invest in small cap and mid cap stocks. The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.
■	Initial Public Offering (“IPO”) Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When an Underlying Fund’s asset base is small, a significant portion of the Underlying Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Underlying Fund. As the Underlying Fund’s assets grow, the effect of the Underlying Fund’s investments in IPOs on the Underlying Fund’s performance will probably decline, which could reduce the Underlying Fund’s performance.
■	“Junk Bond” Risk—Certain Underlying Funds may invest in non-investment grade fixed-income securities (commonly known as “junk bonds”) that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
■	Concentration Risk—The risk that if the Global Income or Emerging Markets Debt Funds invest more than 25% of its total assets in issuers within the same country, state, region, currency, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated. In addition, the Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the Global Income Fund’s investments in such issuers will subject the Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

More information about the portfolio securities and investment techniques of the Underlying Funds, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Portfolio Performance

HOW THE PORTFOLIOS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Portfolio by showing: (a) changes in the performance of a Portfolio’s Class A Shares from year to year; and (b) how the average annual total returns of a Portfolio’s Class A, B and C Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The average annual total return calculation reflects a maximum initial sales charge of 5.5% for Class A Shares; the assumed contingent deferred sales charge (“CDSC”) for Class B Shares (5% maximum declining to 0% after six years); and the assumed CDSC for Class C Shares (1% if redeemed within 12 months of purchase). The bar charts (including “Best Quarter” and “Worst Quarter” information) do not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects expense limitations in effect. If expense limitations were not in place, a Portfolio’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Portfolio’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Portfolio’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Portfolio’s Class A Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 35% for ordinary income dividends and 15% for long-term capital gains distributions) and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

PORTFOLIO PERFORMANCE

Balanced Strategy Portfolio

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q4 ’98 +7.04% Worst Quarter* Q3 ’02 -6.66%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Class A (Inception 1/2/98)
Returns Before Taxes	9.79%	2.47%	3.12%
Returns After Taxes on Distributions**	9.10%	1.03%	1.70%
Returns After Taxes on Distributions and Sale of Portfolio Shares**	6.58%	1.27%	1.82%
S&P 500® Index[1]	28.68%	-0.57%	3.78%
Two-Year U.S. Treasury Note Index[2]	2.23%	5.26%	5.48%
Lehman Brothers U.S. Corporate High Yield Bond Index[3]	28.97%	5.23%	4.66%

Class B (Inception 1/2/98)
Returns Before Taxes	10.17%	2.44%	3.16%
S&P 500® Index[1]	28.68%	-0.57%	3.78%
Two-Year U.S. Treasury Note Index[2]	2.23%	5.26%	5.48%
Lehman Brothers U.S. Corporate High Yield Bond Index[3]	28.97%	5.23%	4.66%

Class C (Inception 1/2/98)
Returns Before Taxes	14.26%	2.85%	3.34%
S&P 500® Index[1]	28.68%	-0.57%	3.78%
Two-Year U.S. Treasury Note Index[2]	2.23%	5.26%	5.48%
Lehman Brothers U.S. Corporate High Yield Bond Index[3]	28.97%	5.23%	4.66%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  See page 25 for all other footnotes.

Growth and Income Strategy Portfolio

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q2 ’03 +10.97% Worst Quarter* Q3 ’02 -10.56%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Class A (Inception 1/2/98)
Returns Before Taxes	17.67%	2.01%	2.75%
Returns After Taxes on Distributions**	16.86%	0.83%	1.58%
Returns After Taxes on Distributions and Sale of Portfolio Shares**	11.71%	1.03%	1.67%
S&P 500® Index[1]	28.68%	-0.57%	3.78%
MSCI® EAFE® Index (unhedged)[4]	39.17%	0.26%	3.30%
Lehman Brothers Aggregate Bond Index[5]	4.10%	6.62%	6.96%
Lehman Brothers U.S. Corporate High Yield Bond Index[3]	28.97%	5.23%	4.66%

Class B (Inception 1/2/98)
Returns Before Taxes	18.43%	1.97%	2.78%
S&P 500® Index[1]	28.68%	-0.57%	3.78%
MSCI® EAFE® Index (unhedged)[4]	39.17%	0.26%	3.30%
Lehman Brothers Aggregate Bond Index[5]	4.10%	6.62%	6.96%
Lehman Brothers U.S. Corporate High Yield Bond Index[3]	28.97%	5.23%	4.66%

Class C (Inception 1/2/98)
Returns Before Taxes	22.58%	2.37%	2.94%
S&P 500® Index[1]	28.68%	-0.57%	3.78%
MSCI® EAFE® Index (unhedged)[4]	39.17%	0.26%	3.30%
Lehman Brothers Aggregate Bond Index[5]	4.10%	6.62%	6.96%
Lehman Brothers U.S. Corporate High Yield Bond Index[3]	28.97%	5.23%	4.66%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  See page 25 for all other footnotes.

PORTFOLIO PERFORMANCE

Growth Strategy Portfolio

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q2 ’03 +13.74% Worst Quarter* Q3 ’02 -14.68%
AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Class A (Inception 1/2/98)
Returns Before Taxes	23.76%	0.97%	1.57%
Returns After Taxes on Distributions**	23.42%	0.24%	0.85%
Returns After Taxes on Distributions and Sale of Portfolio Shares**	15.67%	0.41%	0.92%
S&P 500® Index[1]	28.68%	-0.57%	3.78%
MSCI® EAFE® Index (unhedged)[4]	39.17%	0.26%	3.30%
Russell 2000® Index[6]	47.25%	7.13%	5.45%
MSCI® EMF Index[7]	56.28%	10.61%	3.58%

Class B (Inception 1/2/98)
Returns Before Taxes	24.83%	0.94%	1.62%
S&P 500® Index[1]	28.68%	-0.57%	3.78%
MSCI® EAFE® Index (unhedged)[4]	39.17%	0.26%	3.30%
Russell 2000® Index[6]	47.25%	7.13%	5.45%
MSCI® EMF Index[7]	56.28%	10.61%	3.58%

Class C (Inception 1/2/98)
Returns Before Taxes	28.87%	1.35%	1.78%
S&P 500® Index[1]	28.68%	-0.57%	3.78%
MSCI® EAFE® Index (unhedged)[4]	39.17%	0.26%	3.30%
Russell 2000® Index[6]	47.25%	7.13%	5.45%
MSCI® EMF Index[7]	56.28%	10.61%	3.58%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  See page 25 for all other footnotes.

Aggressive Growth Strategy Portfolio

TOTAL RETURN	CALENDAR YEAR (CLASS A)

Best Quarter* Q2 ’03 +16.64% Worst Quarter* Q3 ’02 -17.64%
AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Class A (Inception 1/2/98)
Returns Before Taxes	27.58%	0.42%	0.77%
Returns After Taxes on Distributions**	27.47%	0.10%	0.45%
Returns After Taxes on Distributions and Sale of Portfolio Shares**	18.08%	0.21%	0.50%
S&P 500® Index[1]	28.68%	-0.57%	3.78%
MSCI® EAFE® Index (unhedged)[4]	39.17%	0.26%	3.30%
Russell 2000® Index[6]	47.25%	7.13%	5.45%
MSCI® EMF Index[7]	56.28%	10.61%	3.58%

Class B (Inception 1/2/98)
Returns Before Taxes	29.12%	0.40%	0.82%
S&P 500® Index[1]	28.68%	-0.57%	3.78%
MSCI® EAFE® Index (unhedged)[4]	39.17%	0.26%	3.30%
Russell 2000® Index[6]	47.25%	7.13%	5.45%
MSCI® EMF Index[7]	56.28%	10.61%	3.58%

Class C (Inception 1/2/98)
Returns Before Taxes	33.05%	0.82%	1.02%
S&P 500® Index[1]	28.68%	-0.57%	3.78%
MSCI® EAFE® Index (unhedged)[4]	39.17%	0.26%	3.30%
Russell 2000® Index[6]	47.25%	7.13%	5.45%
MSCI® EMF Index[7]	56.28%	10.61%	3.58%

*	Please note that “Best Quarter” and “Worst quarter” figures are applicable only to the time period covered by the bar chart.
**	The after-tax returns are for Class A Shares only. The after-tax returns for Class B and Class C Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

  See page 25 for all other footnotes.

PORTFOLIO PERFORMANCE

[1]	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.
[2]	The Two-Year U.S. Treasury Note Index, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes.
[3]	The Lehman Brothers U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1 (as determined by Moody’s Investors Service, Inc.), a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any deduction for fees, expenses or taxes.
[4]	The MSCI® EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of December 2003 the MSCI® EAFE® Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index figures do not reflect any deduction for fees, expenses or taxes.
[5]	The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes.
[6]	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees, expenses or taxes.
[7]	The unmanaged MSCI® EMF Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, of over 26 emerging market countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes.

Portfolio Fees and Expenses
(Class A, B and C Shares)

This table describes the fees and expenses that you would pay if you buy and hold Class A, Class B, or Class C Shares of a Portfolio.

	Balanced Strategy Portfolio

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):[6]
Management Fees (for asset allocation)[7]	0.35%		0.35%		0.35%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.43%		0.43%		0.43%
Underlying Fund Expenses[9]	0.83%		0.83%		0.83%

Total Other and Underlying Fund Expenses	1.26%		1.26%		1.26%

Total Portfolio Operating Expenses*	1.86%		2.61%		2.61%

See page 30 for all other footnotes.

*	The “Other Expenses” and “Total Portfolio Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Portfolio incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Portfolio Operating Expenses” may increase without shareholder approval.

	Balanced Strategy Portfolio

	Class A	Class B	Class C

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):
Management Fees (for asset allocation)[7]	0.15%	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.19%	0.19%	0.19%
Underlying Fund Expenses[9]	0.74%	0.74%	0.74%

Total Other and Underlying Fund Expenses	0.93%	0.93%	0.93%

Total Portfolio Operating Expenses (after current waivers and expense limitations)	1.33%	2.08%	2.08%

PORTFOLIO FEES AND EXPENSES

	Growth and Income Strategy Portfolio

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):[6]
Management Fees (for asset allocation)[7]	0.35%		0.35%		0.35%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.29%		0.29%		0.29%
Underlying Fund Expenses[9]	0.98%		0.98%		0.98%

Total Other and Underlying Fund Expenses	1.27%		1.27%		1.27%

Total Portfolio Operating Expenses*	1.87%		2.62%		2.62%

See page 30 for all other footnotes.

*	The “Other Expenses” and “Total Portfolio Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Portfolio incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Portfolio Operating Expenses” may increase without shareholder approval.

	Growth and Income Strategy Portfolio

	Class A	Class B	Class C

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):
Management Fees (for asset allocation)[7]	0.15%	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.19%	0.19%	0.19%
Underlying Fund Expenses[9]	0.82%	0.82%	0.82%

Total Other and Underlying Fund Expenses	1.01%	1.01%	1.01%

Total Portfolio Operating Expenses (after current waivers and expense limitations)	1.41%	2.16%	2.16%

Portfolio Fees and Expenses continued

	Growth Strategy Portfolio

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):[6]
Management Fees (for asset allocation)[7]	0.35%		0.35%		0.35%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.32%		0.32%		0.32%
Underlying Fund Expenses[9]	1.05%		1.05%		1.05%

Total Other and Underlying Fund Expenses	1.37%		1.37%		1.37%

Total Portfolio Operating Expenses*	1.97%		2.72%		2.72%

See page 30 for all other footnotes.

*	The “Other Expenses” and “Total Portfolio Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Portfolio incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Portfolio Operating Expenses” may increase without shareholder approval.

	Growth Strategy Portfolio

	Class A	Class B	Class C

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):
Management Fees (for asset allocation)[7]	0.15%	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.19%	0.19%	0.19%
Underlying Fund Expenses[9]	0.88%	0.88%	0.88%

Total Other and Underlying Fund Expenses	1.07%	1.07%	1.07%

Total Portfolio Operating Expenses (after current waivers and expense limitations)	1.47%	2.22%	2.22%

PORTFOLIO FEES AND EXPENSES

	Aggressive Growth Strategy Portfolio

	Class A		Class B		Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	5.5%	[1]	None		None
Maximum Deferred Sales Charge (Load)[2]	None	[1]	5.0%	[3]	1.0%	[4]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fees[5]	None		None		None
Exchange Fees	None		None		None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):[6]
Management Fees (for asset allocation)[7]	0.35%		0.35%		0.35%
Distribution and Service (12b-1) Fees	0.25%		1.00%		1.00%
Other Expenses[8]	0.43%		0.43%		0.43%
Underlying Fund Expenses[9]	1.07%		1.07%		1.07%

Total Other and Underlying Fund Expenses	1.50%		1.50%		1.50%

Total Portfolio Operating Expenses*	2.10%		2.85%		2.85%

See page 30 for all other footnotes.

*	The “Other Expenses” and “Total Portfolio Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Portfolio incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Portfolio Operating Expenses” may increase without shareholder approval.

	Aggressive Growth Strategy Portfolio

	Class A	Class B	Class C

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):
Management Fees (for asset allocation)[7]	0.15%	0.15%	0.15%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses[8]	0.19%	0.19%	0.19%
Underlying Fund Expenses[9]	0.93%	0.93%	0.93%

Total Other and Underlying Fund Expenses	1.12%	1.12%	1.12%

Total Portfolio Operating Expenses (after current waivers and expense limitations)	1.52%	2.27%	2.27%

Portfolio Fees and Expenses continued

[1]	The maximum sales charge is a percentage of the offering price. A CDSC of 1% is imposed on certain redemptions (within 18 months of purchase) of Class A Shares sold without an initial sales charge as part of an investment of $1 million or more.
[2]	The maximum CDSC is a percentage of the lesser of the NAV at the time of the redemption or the NAV when the shares were originally purchased.
[3]	A CDSC is imposed upon Class B Shares redeemed within six years of purchase at a rate of 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter.
[4]	A CDSC of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
[5]	A transaction fee of $7.50 may be charged for redemption proceeds paid by wire.
[6]	The Portfolios’ annual operating expenses are based on actual expenses for the fiscal year ended December 31, 2003.
[7]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Portfolios equal to 0.20% of the Portfolios’ average daily net assets. As a result of fee waivers, current management fees of the Portfolios are 0.15% of each Portfolio’s average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[8]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.19% of the average daily net assets of each Portfolio’s Class A, B and C Shares, plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.00% (rounded) of each Portfolio’s average daily net assets.
[9]	“Underlying Fund Expenses” for each Portfolio are based upon the strategic allocation of each Portfolio’s investment in the Underlying Funds and upon the actual total operating expenses of the Underlying Funds (including any current waivers and expense limitations of the Underlying Funds). Actual Underlying Fund Expenses incurred by each Portfolio may vary with changes in the allocation of each Portfolio’s assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds.

PORTFOLIO FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Portfolio (without waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A, B or C Shares of a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years

Balanced Strategy
Class A Shares	$729	$1,103	$1,500	$2,610
Class B Shares
– Assuming complete redemption at end of period	$764	$1,111	$1,585	$2,762
– Assuming no redemption	$264	$811	$1,385	$2,762
Class C Shares
– Assuming complete redemption at end of period	$364	$811	$1,385	$2,944
– Assuming no redemption	$264	$811	$1,385	$2,944

Growth and Income Strategy
Class A Shares	$729	$1,105	$1,505	$2,620
Class B Shares
– Assuming complete redemption at end of period	$765	$1,114	$1,590	$2,772
– Assuming no redemption	$265	$814	$1,390	$2,772
Class C Shares
– Assuming complete redemption at end of period	$365	$814	$1,390	$2,954
– Assuming no redemption	$265	$814	$1,390	$2,954

Growth Strategy
Class A Shares	$739	$1,134	$1,554	$2,720
Class B Shares
– Assuming complete redemption at end of period	$775	$1,144	$1,640	$2,871
– Assuming no redemption	$275	$844	$1,440	$2,871
Class C Shares
– Assuming complete redemption at end of period	$375	$844	$1,440	$3,051
– Assuming no redemption	$275	$844	$1,440	$3,051

Portfolio Fees and Expenses continued

Portfolio	1 Year	3 Years	5 Years	10 Years

Aggressive Growth Strategy
Class A Shares	$751	$1,172	$1,617	$2,847
Class B Shares
– Assuming complete redemption at end of period	$788	$1,183	$1,704	$2,998
– Assuming no redemption	$288	$883	$1,504	$2,998
Class C Shares
– Assuming complete redemption at end of period	$388	$883	$1,504	$3,176
– Assuming no redemption	$288	$883	$1,504	$3,176

The hypothetical example assumes that a CDSC will not apply to redemptions of Class A Shares within the first 18 months. Class B Shares convert to Class A Shares eight years after purchase; therefore, Class A expenses are used in the hypothetical example after year eight.

Certain institutions that sell Portfolio shares and/or their salespersons may receive other compensation in connection with the sale and distribution of Class A, Class B and Class C Shares or for services to their customers’ accounts and/or the Portfolios. For additional information regarding such compensation, see “What Should I Know When I Purchase Shares Through An Authorized Dealer?” in the Prospectus and “Other Information” in the Additional Statement.

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Portfolio

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	Balanced Strategy Growth and Income Strategy Growth Strategy Aggressive Growth Strategy

Except as noted below, GSAM also serves as investment adviser to each Underlying Fund.

Underlying Fund

Goldman Sachs Asset Management International (“GSAMI”) Christchurch Court 10-15 Newgate Street London, England EC1A 7HD	Emerging Markets Equity Global Income

GSAM has been registered as an investment adviser with the Securities and Exchange Commission (“SEC”) since 1990 and is an affiliate of Goldman Sachs. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of December 31, 2003, GSAM and GSAMI, along with other units of the Investment Management Division (“IMD”) of Goldman Sachs, had assets under management of $375.7 billion.

Under an Asset Allocation Management Agreement with each Portfolio, the Investment Adviser, subject to the general supervision of the Trustees, provides advice as to each Portfolio’s investment transactions, including determinations concerning changes to (a) the Underlying Funds in which the Portfolios may invest; and (b) the percentage range of assets of any Portfolio that may be invested in the Underlying Equity Funds and the Underlying Fixed-Income Funds as separate groups.

The Investment Adviser also performs the following additional services for the Portfolios:

■	Supervises all non-advisory operations of the Portfolios
■	Provides personnel to perform necessary executive, administrative and clerical services to the Portfolios

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Portfolio
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Portfolio	Contractual Rate	December 31, 2003

Balanced Strategy	0.35%	0.15%

Growth and Income Strategy	0.35%	0.15%

Growth Strategy	0.35%	0.15%

Aggressive Growth Strategy	0.35%	0.15%

The difference, if any, between the stated fees and the actual fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

In addition, each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear a proportionate share of any investment management fees and other expenses paid by the Underlying Funds. The following chart shows the total net operating expense ratios (management fee plus other operating expenses) of Institutional Shares of each Underlying Fund in which the Portfolios may invest after applicable fee waivers and expense limitations, as of the end of each Underlying Fund’s most recent fiscal year. In addition, the following chart shows the contractual investment management fees payable to the Investment Adviser or its affiliates by the Underlying Funds (in each case as an annualized percentage of a Fund’s average net assets). Absent voluntary fee waivers and/or expense

SERVICE PROVIDERS

reimbursements, which may be discontinued at any time, the total operating expense ratios of certain Underlying Funds would be higher.

		Total Net
	Contractual	Operating
	Management	Expense
Underlying Fund	Fee	Ratio

Financial Square Prime Obligations	0.205%	0.18%

Short Duration Government	0.50%	0.54%

Core Fixed Income	0.40%	0.50%

Global Income	0.90%	0.69%

High Yield	0.70%	0.76%

CORE Large Cap Growth	0.75%	0.76%

CORE Large Cap Value	0.60%	0.70%

CORE Small Cap Equity	0.85%	0.93%

CORE International Equity	0.85%	1.01%

Emerging Markets Debt	0.80%	0.88%

Emerging Markets Equity	1.20%	1.59%

Real Estate Securities	1.00%	1.04%

PORTFOLIO MANAGERS

Robert B. Litterman, Ph.D., a Managing Director of Goldman Sachs, is the co-developer, along with the late Fischer Black, of the Black-Litterman Global Asset Allocation Model, a key tool in IMD’s asset allocation process. As Director of Quantitative Resources, Dr. Litterman oversees Quantitative Equities, the Quantitative Strategies Group, the Global Investment Strategies Group, and the Portfolio Analysis and Construction Environment (PACE) Group. In total, these groups include over 90 professionals. Prior to moving to IMD, Dr. Litterman, who became a Partner in 1994 was the head of the Firmwide Risk department. Preceding that time, Dr. Litterman spent eight years in the Fixed Income Division’s research department where he was co-director of the research and model development group.

Quantitative Strategies Group

■	The Quantitative Strategies Group consists of over 40 professionals, including eight Ph.Ds, with extensive academic and practitioner experience
■	Disciplined, quantitative models are used to determine the relative attractiveness of the world’s stock, bond and currency markets
■	Theory and economic intuition guide the investment process

Years
Primarily
Name and Title	Responsible	Five Year Employment History

Mark M. Carhart, Ph.D., CFA Managing Director, Co-Head Quantitative Strategies and Senior Portfolio Manager	Since 1998	Dr. Carhart joined the Investment Adviser as a member of the Quantitative Strategies team in 1997. From August 1995 to September 1997, he was Assistant Professor of Finance at the Marshall School of Business at USC and a Senior Fellow of the Wharton Financial Institutions Center.

Raymond J. Iwanowski Managing Director, Co-Head Quantitative Strategies and Senior Portfolio Manager	Since 1998	Mr. Iwanowski joined the Investment Adviser as a portfolio manager in 1997. From 1993 to 1997, he was a Vice President and head of the Fixed Derivatives Client Research group at Salomon Brothers.

Giorgio De Santis, Ph.D. Managing Director and Portfolio Manager	Since 1998	Dr. DeSantis joined the Investment Adviser in 1998. From 1992 to 1998, he was Assistant Professor of Finance and Business Economics at the Marshall School of Business at USC.

Joseph DeLuca Vice President, Portfolio and Product Manager	Since 2001	Mr. DeLuca joined the Investment Adviser in 2001. From 1997 to 2001, he worked in the Risk Management group of Goldman Sachs. From 1992 to 1997, he worked in the Structured Finance Services and Management Consulting groups at Chase Manhattan Bank.

Katinka Domotorffy, CFA Vice President and Portfolio Manager	Since 2001	Ms. Domotorffy joined the Investment Adviser as a member of the Quantitative Strategies Group in 1998. Prior to joining Goldman Sachs, she received her M.S. in Finance from the London School of Economics in 1998, and her B.S. from the University of Pennsylvania in 1997.

William J. Fallon, Ph.D. Vice President and Portfolio Manager	Since 1998	Dr. Fallon joined the Investment Adviser in 1998. From 1996 to 1998, he worked in the Firmwide Risk Group of Goldman Sachs. From 1991 to 1996, he attended Columbia University, where he earned a Ph.D. in Finance.

SERVICE PROVIDERS

Years
Primarily
Name and Title	Responsible	Five Year Employment History

Silverio Foresi, Ph.D. Vice President and Portfolio Manager	Since 2000	Dr. Foresi joined the Investment Adviser in 1999. From 1997 to 1999, he was head of Research in Emerging Markets Fixed Income Derivatives Trading at Salomon Brothers. From 1990 to 1997, Dr. Foresi was an Assistant Professor of Finance at New York University.

Guang-Liang He, Ph.D. Vice President and Portfolio Manager	Since 1998	Dr. He joined the Investment Adviser in 1998. In 1997, he worked in the Firmwide Risk Group of Goldman Sachs. From 1992 to 1997, he worked at Quantitative Financial Strategies, Inc. where he was responsible for the research and development of proprietary trading models.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Portfolio’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, 60606-6372, also serves as each Portfolio’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Underlying Funds or Portfolios. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to an Underlying Fund or limit an Underlying Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Underlying Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Underlying Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds. The results of an Underlying Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that an Underlying

Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Underlying Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. An Underlying Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Underlying Funds, and may also perform or seek to perform investment banking and financial services for those issuers.

Under a securities lending program approved by the Underlying Funds’ Board of Trustees, the Underlying Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for each Underlying Fund to the extent that the Underlying Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Underlying Funds, including a fee based on the returns earned on the Underlying Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Underlying Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Underlying Funds’ portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, each of the Portfolios along with certain other investment portfolios of the Trust (collectively, the “Goldman Sachs Funds”) were named as nominal defendants.

The action, which is brought on behalf of all persons or entities who purchased, redeemed or held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), alleges violations of the Investment Company Act of 1940 (the “Investment Company Act”), the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaint alleges, among other things, that during the Class Period, GSAM

SERVICE PROVIDERS

charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and made untrue statements of material fact in registration statements and reports filed pursuant to the Investment Company Act. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The plaintiffs in the case are seeking compensatory damages; punitive damages; rescission of GSAM’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM believes that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

Dividends

Each Portfolio pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Portfolio
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Portfolio.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net realized capital gains are declared and paid as follows:

Investment
	Income	Capital Gains
Portfolio	Dividends	Distributions

Balanced Strategy	Quarterly	Annually

Growth and Income Strategy	Quarterly	Annually

Growth Strategy	Annually	Annually

Aggressive Growth Strategy	Annually	Annually

From time to time a portion of a Portfolio’s dividends may constitute a return of capital.

When you purchase shares of a Portfolio, part of the NAV per share may be represented by undistributed income or undistributed realized gains that have previously been earned by the Portfolio. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ shares.

HOW TO BUY SHARES

How Can I Purchase Class A, Class B And Class C Shares Of The Funds?
You may purchase shares of the Funds through:

■	Goldman Sachs;
■	Authorized Dealers; or
■	Directly from the Trust.

In order to make an initial investment in a Fund, you must furnish to the Fund, Goldman Sachs or your Authorized Dealer the information in the Account Application. An order will be processed upon receipt of payment.

To Open an Account:

■	Complete the Account Application
■	Mail your payment and Account Application to:

Your Authorized Dealer

–	Purchases by check or Federal Reserve draft should be made payable to your Authorized Dealer
–	Your Authorized Dealer is responsible for forwarding payment promptly (within three business days) to the Fund

or
Goldman Sachs Funds, P.O. Box 219711, Kansas City, MO 64121-9711

–	Purchases by check or Federal Reserve draft should be made payable to Goldman Sachs Funds – (Name of Fund and Class of Shares)
–	Boston Financial Data Services, Inc. (“BFDS”), the Funds’ sub-transfer agent will not accept checks drawn on foreign banks, third-party checks, cashier’s checks or official checks, temporary checks, electronic checks, drawer checks, cash, money orders, travelers cheques or credit card checks
–	Federal funds wire, Automated Clearing House Network (“ACH”) transfer or bank wires should be sent to State Street Bank and Trust Company (“State Street”) (each Fund’s custodian). Please call the Funds at 1-800-526-7384 to get detailed instructions on how to wire your money.

What Is My Minimum Investment In The Funds?

	Initial	Additional

Regular Accounts	$1,000	$50

Tax-Sheltered Retirement Plans (excluding SIMPLE IRAs and Education IRAs)	$250	$50

Uniform Gift to Minors Act Accounts/ Uniform Transfer to Minors Act Accounts	$250	$50

403(b) Plan Accounts	$200	$50

SIMPLE IRAs and Education IRAs	$50	$50

Automatic Investment Plan Accounts	$50	$50

What Alternative Sales Arrangements Are Available?
The Funds offer three classes of shares through this Prospectus.

Maximum Amount You Can Buy In The Aggregate Across Funds	Class A	No limit

	Class B	$250,000

	Class C	$1,000,000

Initial Sales Charge	Class A	Applies to purchases of less than $1 million—varies by size of investment with a maximum of 5.5%

	Class B	None

	Class C	None

CDSC	Class A	1.00% on certain investments of $1 million or more if you sell within 18 months

	Class B	6 year declining CDSC with a maximum of 5%

	Class C	1% if shares are redeemed within 12 months of purchase

Conversion Feature	Class A	None

	Class B	Class B Shares convert to Class A Shares after 8 years

	Class C	None

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a

SHAREHOLDER GUIDE

particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.

■	Close a Fund to new investors from time to time and reopen a Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.
■	Modify or waive the minimum investment amounts.
■	Modify the manner in which shares are offered.
■	Modify the sales charge rates applicable to future purchases of shares.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a Social Security Number or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; and (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange shares is the Fund’s next determined NAV and share class. Each class calculates its NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or, in the case of foreign securities, prices provided by an independent service (if available) that are intended to reflect more accurately the value of those securities at the time the Funds’ NAV is calculated. If market quotations or independent information is not readily available, or if the Investment Adviser believes that such quotations or prices do not accurately reflect fair value, the fair value of the Funds’ investments may be otherwise determined in good faith under procedures established by the Trustees. In providing the Funds’ daily fair valuations for such securities, an independent service will take into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depository receipts, futures contracts and foreign currency exchange rates. The use of an independent service and fair valuation involve the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

■	NAV per share of each share class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form, plus any applicable sales charge.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form, less any applicable CDSC.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-526-7384.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, if an event that affects the value of a security occurs after the publication of market quotations or independent service information used by a

SHAREHOLDER GUIDE

Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS A SHARES

What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. The current sales charges and commissions paid to Authorized Dealers are as follows:

		Sales Charge	Maximum Dealer
	Sales Charge as	as Percentage	Allowance as
Amount of Purchase	Percentage of	of Net Amount	Percentage of
(including sales charge, if any)	Offering Price	Invested	Offering Price*

Less than $50,000	5.50%	5.82%	5.00%
$50,000 up to (but less than) $100,000	4.75	4.99	4.00
$100,000 up to (but less than) $250,000	3.75	3.90	3.00
$250,000 up to (but less than) $500,000	2.75	2.83	2.25
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00 **	0.00 **	***

*	Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be allowed to Authorized Dealers. Authorized Dealers to whom substantially the entire sales charge is allowed may be deemed to be “underwriters” under the Securities Act of 1933.
**	No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1% may be imposed in the event of certain redemptions within 18 months of purchase.
***	The Distributor may pay a one-time commission to Authorized Dealers who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where an Authorized Dealer (including Goldman Sachs’ Private Wealth Management unit) agrees to waive its receipt of the one-time commission described above, the CDSC on Class A shares, generally will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Authorized Dealers who initiate or are responsible for purchases of $500,000 or more by certain Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months after the end of the calendar month in which such purchase was made, a CDSC of 1% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Authorized Dealers will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months after the end of the calendar month in which the purchase was made.

What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the end of the calendar month in which the purchase was made, excluding any period of time in which the shares were exchanged into and remained invested in an equivalent class of an ILA Portfolio, a CDSC of 1% may be imposed. The CDSC may not be imposed if your Authorized Dealer enters into an agreement with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?” below.

When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:

■	Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
■	Qualified retirement plans of Goldman Sachs;
■	Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
■	Any employee or registered representative of any Authorized Dealer or their respective spouses, children and parents;
■	Banks, trust companies or other types of depository institutions investing for their own account or investing for discretionary or non-discretionary accounts;
■	Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
■	Section 401(k), profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, or other employee benefit plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Retirement Plans”) that:

■	Buy shares of Goldman Sachs Funds worth $500,000 or more; or
■	Have 100 or more eligible employees at the time of purchase; or
■	Certify that they expect to have annual plan purchases of shares of Goldman Sachs Funds of $200,000 or more; or
■	Are provided administrative services by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plans; or
■	Have at the time of purchase aggregate assets of at least $2,000,000;

■	“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;

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■	Registered investment advisers investing for accounts for which they receive asset-based fees;
■	Accounts over which GSAM or its advisory affiliates have investment discretion;
■	Shareholders receiving distributions from a qualified retirement plan invested in the Goldman Sachs Funds and reinvesting such proceeds in a Goldman Sachs IRA;
■	Shareholders who roll over distributions from any tax-qualified retirement plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified retirement plan or tax-sheltered annuity receives administrative services provided by certain third-party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity; or
■	Investors who qualify under other exemptions that are stated from time to time in the Additional Statement.

You must certify eligibility for any of the above exemptions on your Account Application and notify the Fund if you no longer are eligible for the exemption. The Fund will grant you an exemption subject to confirmation of your entitlement. You may be charged a fee if you effect your transactions through a broker or agent.

How Can The Sales Charge On Class A Shares Be Reduced?

■	Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings, plus new purchases, reaches $50,000 or more. Class A Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. To qualify for a reduced sales load, you or your Authorized Dealer must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. Use of this option is subject to a check of appropriate records. The Additional Statement has more information about the Right of Accumulation.
■	Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest in the aggregate $50,000 or more (not counting reinvestments of dividends and distributions) within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge. By signing the Statement of Intention, you authorize the Transfer Agent to escrow and redeem

Class A Shares in your account to pay this additional charge. The Additional Statement has more information about the Statement of Intention, which you should read carefully.

COMMON QUESTIONS ABOUT THE PURCHASE OF CLASS B SHARES

What Is The Offering Price Of Class B Shares?
You may purchase Class B Shares of the Funds at the next determined NAV without an initial sales charge. However, Class B Shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below based on how long you held your shares.

The CDSC schedule is as follows:

CDSC as a
Percentage of
Dollar Amount
Year Since Purchase	Subject to CDSC

First	5%
Second	4%
Third	3%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh and thereafter	None

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class B Shares, including the payment of compensation to Authorized Dealers. A commission equal to 4% of the amount invested is paid to Authorized Dealers.

What Should I Know About The Automatic Conversion Of Class B Shares?
Class B Shares of a Fund will automatically convert into Class A Shares of the same Fund at the end of the calendar quarter that is eight years after the purchase date.

If you acquire Class B Shares of a Fund by exchange from Class B Shares of another Goldman Sachs Fund, your Class B Shares will convert into Class A Shares of such Fund based on the date of the initial purchase and the CDSC schedule of that purchase.

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If you acquire Class B Shares through reinvestment of distributions, your Class B Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.

The conversion of Class B Shares to Class A Shares will not occur at any time the Funds are advised that such conversions may constitute taxable events for federal tax purposes, which the Funds believe is unlikely. If conversions do not occur as a result of possible taxability, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indeterminate period.

A COMMON QUESTION ABOUT THE PURCHASE OF CLASS C SHARES

What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Funds at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1% will normally be deducted from the redemption proceeds; provided that in connection with purchases by Retirement Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1% may be imposed upon the plan sponsor or third-party administrator.

Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Funds in connection with the sale of Class C Shares, including the payment of compensation to Authorized Dealers. An amount equal to 1% of the amount invested is normally paid by the Distributor to Authorized Dealers.

COMMON QUESTIONS APPLICABLE TO THE PURCHASE OF CLASS A, B AND C SHARES

What Else Do I Need To Know About The CDSC On Class A, B Or C Shares?

■	The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).

■	No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
■	No CDSC is charged on the per share appreciation of your account over the initial purchase price.

■	When counting the number of months since a purchase of Class B or Class C Shares was made, all payments made during a month will be combined and considered to have been made on the first day of that month.

■	To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.

In What Situations May The CDSC On Class A, B Or C Shares Be Waived Or Reduced?
The CDSC on Class A, Class B and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:

■	Retirement distributions or loans to participants or beneficiaries from Retirement Plans;
■	The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a participant or beneficiary in a Retirement Plan;
■	Hardship withdrawals by a participant or beneficiary in a Retirement Plan;
■	Satisfying the minimum distribution requirements of the Code;
■	Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
■	The separation from service by a participant or beneficiary in a Retirement Plan;
■	The death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder if the redemption is made within one year of the event;
■	Excess contributions distributed from a Retirement Plan;
■	Distributions from a qualified Retirement Plan invested in the Goldman Sachs Funds which are being rolled over to a Goldman Sachs IRA; or
■	Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion.

In addition, Class A, B and C Shares subject to a systematic withdrawal plan may be redeemed without a CDSC. The Funds reserve the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class B and C Shares and 10% of the value of your Class A Shares.

How Do I Decide Whether To Buy Class A, B Or C Shares?
The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation.

■	Class A Shares. If you are making an investment of $50,000 or more that qualifies for a reduced sales charge, you should consider purchasing Class A Shares.
■	Class B Shares. If you plan to hold your investment for at least six years and would prefer not to pay an initial sales charge, you might consider purchasing

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Class B Shares. By not paying a front-end sales charge, your entire investment in Class B Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class B Shares will cause your Class B Shares (until conversion to Class A Shares) to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares. A maximum purchase limitation of $250,000 in the aggregate normally applies to Class B Shares. Individual purchases exceeding $250,000 will be rejected.
■	Class C Shares. If you are unsure of the length of your investment or plan to hold your investment for less than six years and would prefer not to pay an initial sales charge, you may prefer Class C Shares. By not paying a front-end sales charge, your entire investment in Class C Shares is available to work for you from the time you make your initial investment. However, the distribution and service fee paid by Class C Shares will cause your Class C Shares to have a higher expense ratio, and thus lower performance and lower dividend payments (to the extent dividends are paid) than Class A Shares (or Class B Shares after conversion to Class A Shares).

Although Class C Shares are subject to a CDSC for only 12 months, Class C Shares do not have the automatic eight year conversion feature applicable to Class B Shares and your investment may pay higher distribution fees indefinitely.

A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares. Individual purchases exceeding $1,000,000 will be rejected.

Note: Authorized Dealers may receive different compensation for selling Class A, Class B or Class C Shares.

In addition to Class A, Class B and Class C Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

HOW TO SELL SHARES

How Can I Sell Class A, Class B And Class C Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its shares upon request on any business day at the NAV next determined after receipt of such request in proper form, subject to any applicable CDSC. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery: Goldman Sachs Funds 330 West 9th Street Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone redemption privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)
■ You may redeem up to $50,000 of your shares within any 7 calendar day period
■ Proceeds which are sent directly to a Goldman Sachs brokerage account or to the bank account designated on your Account Application are not subject to the $50,000 limit

When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee is required if:

■	You are requesting in writing to redeem shares in an amount over $50,000;
■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change the bank designated on your Account Application.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

SHAREHOLDER GUIDE

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.

In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and BFDS each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Proceeds of telephone redemption requests will be sent only to your address of record or authorized bank account designated in the Account Application (unless you provide written instructions and a signature guarantee, indicating another address or account).
■	Telephone redemptions will not be accepted during the 30-day period following any change in your address of record.
■	The telephone redemption option does not apply to shares held in a “street name” account. “Street name” accounts are accounts maintained and serviced by your Authorized Dealer. If your account is held in “street name,” you should contact your registered representative of record, who may make telephone redemptions on your behalf.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	A transaction fee of $7.50 may be charged for payments of redemption pro-ceeds by domestic wire. Your bank may also charge wiring fees. You should contact your bank directly to learn whether it charges such fees.
■	To change the bank designated on your Account Application, you must send written instructions (with your signature guaranteed) to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any Authorized Dealer assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.

The Trust reserves the right to:

■	Redeem your shares if your account balance is less than $50 or the minimum initial purchase amount (whichever is lower) as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Funds will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interests of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. This provision may not apply to certain retirement or qualified accounts. In addition, that distribution and all future distributions payable to you will be reinvested at the

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NAV on the day of reinvestment in additional shares of the same class of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of a Fund and reinvest a portion or all of the redemption proceeds (plus any additional amounts needed to round off purchases to the nearest full share) at NAV. To be eligible for this privilege, you must hold the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You may reinvest as follows:

■	Class A or B Shares—Class A Shares of the same Fund or another Goldman Sachs Fund
■	Class C Shares—Class C Shares of the same Fund or another Goldman Sachs Fund
■	You should obtain and read the applicable prospectuses before investing in any other Funds.
■	If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption. For Class B Shares, you may reinvest the redemption proceeds in Class A Shares at NAV but the amount of the CDSC paid upon redemption of the Class B Shares will not be credited to your account.
■	The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered retirement plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
■	You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.

Can I Exchange My Investment From One Fund To Another?
You may exchange shares of a Fund at NAV without the imposition of an initial sales charge or CDSC at the time of exchange for shares of the same class or an equivalent class of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount you want to exchange
■ Mail the request to: Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121-9711
or for overnight delivery - Goldman Sachs Funds 330 West 9th St. Poindexter Bldg., 1st Floor Kansas City, MO 64105

By Telephone:	If you have not declined the telephone exchange privilege on your Account Application:
■ 1-800-526-7384 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	Currently, there is no charge for exchanges, although the Funds may impose a charge in the future.
■	The exchanged shares may later be exchanged for shares of the same class (or an equivalent class) of the original Fund at the next determined NAV without the imposition of an initial sales charge or CDSC if the amount in the Fund resulting from such exchanges is less than the largest amount on which you have previously paid the applicable sales charge.
■	When you exchange shares subject to a CDSC, no CDSC will be charged at that time. The exchanged shares will be subject to the CDSC of the shares originally held. For purposes of determining the amount of the applicable CDSC, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC and will not be affected by a subsequent exchange.
■	Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, call Goldman Sachs Funds at 1-800-526-7384 and see the Additional Statement.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund.
■	Exchanges are available only in states where exchanges may be legally made.

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■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.
■	Goldman Sachs and BFDS may use reasonable procedures described under “What Do I Need to Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Telephone exchanges normally will be made only to an identically registered account. Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and accompanied by a signature guarantee.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

SHAREHOLDER SERVICES

Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make systematic cash investments through your bank via ACH transfer or your checking account via bank draft each month. Forms for this option are available from Goldman Sachs, and your Authorized Dealer, or you may check the appropriate box on the Account Application.

Can My Dividends And Distributions From A Fund Be Invested In Other Funds?
You may elect to cross-reinvest dividends and capital gain distributions paid by a Fund in shares of the same class or an equivalent class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	No initial sales charge or CDSC will be imposed.
■	You may elect cross-reinvestment into an identically registered account or an account registered in a different name or with a different address, social security number or taxpayer identification number provided that the account has been properly established, appropriate signature guarantees obtained and the minimum initial investment has been satisfied.

Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of shares of a Fund for shares of the same class or an equivalent class of other Goldman Sachs Funds.

■	Shares will be purchased at NAV.
■	No initial sales charge is imposed.
■	Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Fund into which the exchange is made depending upon the date and value of your original purchase.
■	Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
■	Minimum dollar amount: $50 per month.

What Else Should I Know About Cross-Reinvestments And Automatic Exchanges?
Cross-reinvestments and automatic exchanges are subject to the following conditions:

■	You must hold $5,000 or more in the Fund which is paying the dividend or from which the exchange is being made.
■	You must invest an amount in the Fund into which cross-reinvestments or automatic exchanges are being made that is equal to that Fund’s minimum initial investment or continue to cross-reinvest or to make automatic exchanges until such minimum initial investment is met.
■	You should obtain and read the prospectus of the Fund into which dividends are invested or automatic exchanges are made.

Can I Have Automatic Withdrawals Made On A Regular Basis?
You may draw on your account systematically via check or ACH transfer in any amount of $50 or more.

■	It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A, Class B or Class C Shares because of the sales charge imposed on your purchases of Class A Shares or the imposition of a CDSC on your redemptions of Class A, Class B or Class C Shares.
■	You must have a minimum balance of $5,000 in a Fund.
■	Checks are mailed the next business day after your selected systematic withdrawal date.
■	Each systematic withdrawal is a redemption and therefore a taxable transaction.
■	The CDSC applicable to Class A, Class B or Class C Shares redeemed under the systematic withdrawal plan may be waived.

What Types of Reports Will I Be Sent Regarding My Investment?
You will be provided with a printed confirmation of each transaction in your account and an individual quarterly account statement. A year-to-date statement for your account will be provided upon request made to Goldman Sachs. If your

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account is held in “street name” you may receive your statements and confirmations on a different schedule.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs Funds by phone at 1-800-526-7384 or by mail at Goldman Sachs Funds, 4900 Sears Tower, Chicago, IL 60606-6372. The Funds will begin sending individual copies to you within 30 days after receipt of your revocation.

The Funds do not generally provide sub-accounting services.

What Should I Know When I Purchase Shares Through An Authorized Dealer?
Authorized Dealers and other financial intermediaries may provide varying arrangements for their clients to purchase and redeem Fund shares. They may charge additional fees not described in this Prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require you to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Authorized Dealers and other financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other intermediaries to accept such orders. In these cases:

■	A Fund will be deemed to have received an order that is in proper form when the order is accepted by an Authorized Dealer or intermediary on a business day, and the order will be priced at the Fund’s NAV per share (adjusted for any applicable sales charge) next determined after such acceptance.
■	Authorized Dealers and intermediaries are responsible for transmitting accepted orders to the Funds within the time period agreed upon by them.

You should contact your Authorized Dealer or intermediary to learn whether it is authorized to accept orders for the Trust.

The Investment Adviser, Distributor and/or their affiliates may pay compensation from time to time, out of their assets and not as an additional charge to the Funds, to selected Authorized Dealers and other persons that is in addition to the distribution and service fees described in this Prospectus in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is normally not expected to, exceed 0.50% (annualized) of the amount invested.

DISTRIBUTION SERVICES AND FEES

What Are The Different Distribution And Service Fees Paid By Class A, B and C Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class B and Class C Shares bear distribution and service fees paid to Authorized Dealers and Goldman Sachs. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally pays the distribution and service fees on a quarterly basis.

Under the Plans, Goldman Sachs is entitled to a monthly fee from each Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.75%, respectively, of a Fund’s average daily net assets attributed to Class A, Class B and Class C Shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:

■	Compensation paid to and expenses incurred by Authorized Dealers, Goldman Sachs and their respective officers, employees and sales representatives;
■	Commissions paid to Authorized Dealers;
■	Allocable overhead;
■	Telephone and travel expenses;
■	Interest and other costs associated with the financing of such compensation and expenses;
■	Printing of prospectuses for prospective shareholders;
■	Preparation and distribution of sales literature or advertising of any type; and
■	All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class B and Class C Shares.

SHAREHOLDER GUIDE

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

PERSONAL ACCOUNT MAINTENANCE SERVICES AND FEES

Under the Plans, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each Fund’s average daily net assets attributed to Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from this arrangement.

In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

Taxation

As with any investment, you should consider how your investment in the Portfolios will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Portfolios.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Portfolio distributions and the sale of your Portfolio shares.

DISTRIBUTIONS

Each Portfolio contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Portfolios are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash. For federal tax purposes, the Portfolios’ distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income while any distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Portfolio shares.

Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15% (this reduced 15% tax rate expires, by its terms, in taxable years beginning after December 31, 2008). Also, Portfolio distributions to noncorporate shareholders attributable to dividends received by the Underlying Funds from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholder must own their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio’s ex-dividend date. The amount of a Portfolio’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of a Portfolio’s or Underlying Fund’s securities lending activities, portfolio turnover or investments in debt securities, real estate investment trusts or “non-qualified” foreign corporations.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Portfolios’ dividends paid to corporate shareholders may be eligible for the corporate

TAXATION

dividends-received deduction. This percentage may, however, be reduced by a high portfolio turnover rate. The Portfolios will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

The REIT investments of the underlying Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Portfolios to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

Each Portfolio may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Portfolios may deduct these taxes in computing their taxable income.

If you buy shares of a Portfolio before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Portfolio shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Portfolio shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Portfolio must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Portfolio to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

Appendix A Additional Information on the Underlying Funds

This Appendix provides further information on certain types of investments and techniques that may be used by the Underlying Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request, and in the prospectuses of the Underlying Funds.

The Underlying Equity Funds invest primarily in common stocks and other equity investments, including preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities (“equity investments”). The Underlying Fixed-Income Funds invest primarily in fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations and preferred stock.

The Short-Duration Government Fund invests in U.S. Government Securities and related repurchase agreements, and does not make foreign investments. The investments of the Financial Square Prime Obligations Fund are limited by SEC regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

A. General Risks of the Underlying Funds

The Underlying Equity Funds will be subject to the risks associated with common stocks and other equity investments. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that an Underlying Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Recently, stock markets have experienced substantial price volatility.

APPENDIX A

The Underlying Fixed-Income Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and an Underlying Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Financial Square Prime Obligations Fund attempts to maintain a stable NAV of $1.00 per share and values its assets using the amortized cost method in accordance with SEC regulations. There is no assurance, however, that the Financial Square Prime Obligations Fund will be successful in maintaining its per share value at $1.00 on a continuous basis. The per share NAVs of the other Underlying Funds are expected to fluctuate on a daily basis.

The portfolio turnover rates of the Underlying Funds have ranged from 17% to 489% during their most recent fiscal years. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by an Underlying Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of an Underlying Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

B. Other Risks of the Underlying Funds

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Certain Underlying Funds may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those for larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. Certain of the Underlying Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in

APPENDIX A

which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of an Underlying Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if an Underlying Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a certain Underlying Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and an Underlying Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn an Underlying Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Underlying Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, ten new countries, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia, are preparing for entry into the EMU in 2004.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that

APPENDIX A

the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Underlying Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Underlying Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Underlying Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin, Central and South America, Africa and the Middle East. An Underlying Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of an Underlying Fund, the investment adviser, its affiliates and their respective clients and other service providers. An Underlying Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by an Underlying Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), an Underlying Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries.

Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

An Underlying Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Underlying Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve an Underlying Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securities and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by an Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Underlying Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

APPENDIX A

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make an Underlying Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). An Underlying Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

An Underlying Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, their investment advisers do not currently anticipate that a significant portion of the Underlying Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Derivative Investments. An Underlying Fund’s transactions, if any, in options, futures, options on futures, swaps, options on swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the investment adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Certain Underlying Funds may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Derivative Mortgage-Backed Securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Investments in Central and South America. A significant portion of the Emerging Markets Debt Fund’s portfolio may be invested in issuers located in Central and South American countries. The economies of Central and South American countries have experienced considerable difficulties in the past decade, including high inflation rates, high interest rates and currency devaluations. As a result, Central and South American securities markets have experienced great volatility. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers. Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. Any of the foregoing risk factors could have an adverse impact on an Underlying Fund’s investments in Central and South America.

Risks of Illiquid Securities. The Underlying Funds may invest up to 15% (10% in the case of the Financial Square Prime Obligations Fund) of their net assets in

APPENDIX A

illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of an Underlying Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Underlying Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB- or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB- or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the investment adviser to be of comparable credit quality. If a security satisfies an Underlying Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Underlying Fund will not be required to dispose of the security. If a downgrade occurs, the Underlying Fund’s investment adviser will consider what action, including the sale of the security, is in the best interest of the Underlying Fund and its shareholders.

Certain Underlying Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in an Underlying Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. Certain Underlying Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When an Underlying Fund’s asset base is small, a significant portion of the Underlying Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Underlying Fund. As the Underlying Fund’s assets grow, the effect of the Underlying Fund’s investments in IPOs on the Underlying Fund’s performance probably will decline, which could reduce the Underlying Fund’s performance. Because of the price volatility of IPO shares, an Underlying Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Underlying Fund’s portfolio and may lead to increased expenses to the Underlying Fund, such as commissions and transaction costs. By selling IPO shares, the Underlying Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that an Underlying Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for an Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional

APPENDIX A

shares and by concentration of control in existing management and principal shareholders.

Non-Diversification and Concentration Risks. The Global Income Fund is registered as a “non-diversified” fund under the Investment Company Act and is, therefore, more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund, and certain other Underlying Funds, may invest more than 25% of their total assets in the securities of corporate and governmental issuers located in a particular foreign country or region. Concentration of the investments of these or other Underlying Funds in issuers located in a particular country or region will subject the Underlying Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

Temporary Investment Risks. The Underlying Funds may invest a substantial portion, and in some cases all, of their total assets, in cash equivalents for temporary periods. When an Underlying Fund’s assets are invested in such instruments, the Underlying Fund may not be achieving its investment objective.

C. Investment Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Underlying Funds, including their associated risks.

An Underlying Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Underlying Fund’s investment objective and policies. Further information is provided in the Additional Statement, which is available upon request.

U.S. Government Securities. Each Underlying Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow from the U.S. Treasury; (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

Custodial Receipts and Trust Certificates. Each Underlying Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which an Underlying Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Underlying Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Underlying Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, an Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Underlying Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Underlying Funds (other than CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds (the “CORE Equity Funds”)) may invest in securities that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”). Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of “credit enhancement.” However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”), and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate, and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

APPENDIX A

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of Mortgage-Backed Securities, and under certain interest rate and payment scenarios, the Underlying Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgage-Backed Securities also include stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. The Underlying Funds (other than the CORE Equity Funds) may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Underlying Fund will be unable to possess and sell the underlying collateral and that the Underlying Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Municipal Securities. Certain Underlying Funds may invest in securities and instruments issued by state and local governmental issuers. Municipal securities in which an Underlying Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Municipal securities include both “general” and “revenue” bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal securities in which the Underlying Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities.

The obligations of the issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected.

In addition, municipal securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment, but not a legal obligation, of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that an Underlying Fund would be unable to obtain another acceptable source of

APPENDIX A

payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal securities may also be in the form of a tender option bond, which is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and an Underlying Fund’s duration. There is risk that an Underlying Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

Municipal securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to an Underlying Fund that invests in municipal securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Brady Bonds and Similar Instruments. Certain Underlying Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).

Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause an Underlying Fund to suffer a loss of interest or principal on its holdings.

In addition, an Underlying Fund may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by Emerging Country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, an Underlying Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

Corporate and Bank Obligations; Trust Preferred Securities; Convertible Securities. Certain Underlying Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of U.S. or foreign corporations to pay interest and repay principal. In addition, certain Underlying Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Certain Underlying Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quality. Convertible securities in which an Underlying Fund invests are subject to the same rating criteria as its

APPENDIX A

other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Certain Underlying Funds may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Rating Criteria. Except as noted below, the Underlying Equity Funds (other than the CORE Equity Funds, which may only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. The International Growth Opportunities and the Emerging Markets Equity Funds may invest up to 20% of their net assets plus any borrowings for investment purposes (measured at time of purchase) and the Real Estate Securities Fund may invest up to 20% of its total assets not including securities lending collateral (measured at time of purchase) in debt securities which are rated in the lowest rating categories by Standard & Poor’s or Moody’s (i.e., BB or lower by Standard & Poor’s or Ba or lower by Moody’s), including securities rated D by Moody’s or Standard & Poor’s. Fixed-income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as “junk bonds,” are considered predominately speculative and may be questionable as to principal and interest payments as described above.

Structured Securities and Inverse Floaters. Certain Underlying Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations. Certain Underlying Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. An Underlying Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

Foreign Currency Transactions. Certain Underlying Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Certain Underlying Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Underlying Funds may enter into foreign currency transactions to seek a closer correlation between the Underlying Fund’s overall currency exposures and the currency exposures of the Underlying Fund’s performance benchmark. Certain Underlying Funds may also

APPENDIX A

enter into such transactions to seek to increase total return, which is considered a speculative practice.

Certain Underlying Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. An Underlying Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the investment adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, an Underlying Fund’s NAV to fluctuate. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive an Underlying Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Underlying Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Underlying Fund may invest or on any securities index consisting of securities in which it may invest. Certain Underlying Funds may also, to the extent consistent with their investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of an investment adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If an investment adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in an Underlying Fund’s investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The use of options can also increase an Underlying Fund’s transaction costs. Options written or purchased by the Underlying Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options. Certain Underlying Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. Certain Underlying Funds may engage in futures transactions on U.S. and (in the case of certain Underlying Funds) foreign exchanges.

Certain Underlying Funds may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to the extent an Underlying Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. An Underlying Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

APPENDIX A

The Trust, on behalf of each Underlying Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Underlying Funds.

Futures contracts and related options present the following risks:

■	While an Underlying Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Underlying Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and an Underlying Fund may be exposed to additional risk of loss.
■	The loss incurred by an Underlying Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Preferred Stock, Warrants and Rights. Certain Underlying Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Loan Participations. Certain Underlying Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. Loan participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Underlying Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Underlying Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Underlying Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Underlying Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Underlying Fund may also be subject to the risk that the agent lender may become insolvent.

REITs. The Real Estate Securities Fund expects to invest a substantial portion of its total assets in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition, other Underlying Equity Funds may invest in REITs from time to time. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. Each Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Other Investment Companies. Certain Underlying Funds may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act. These limitations include a prohibition on any Underlying Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of an Underlying Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. An Underlying Fund will indirectly bear its proportionate share of any management

APPENDIX A

fees and other expenses paid by such other investment companies. Although the Underlying Funds do not expect to do so in the foreseeable future, each Underlying Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Underlying Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which an Underlying Fund may invest include money market funds for which the Investment Adviser or any of its affiliates serve as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard and Poor’s Depositary ReceiptsTM. The Underlying Equity Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (the “AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.
■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of an Underlying Equity Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, an Underlying Equity Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Certain Underlying Funds may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-investment grade fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain.

Equity Swaps. Each Underlying Equity Fund may invest up to 15% of its net assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by an Underlying Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that an investment adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, an Underlying Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, an Underlying Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, an Underlying Fund may be unable to terminate its obligations when desired.

APPENDIX A

When-Issued Securities and Forward Commitments. Each Underlying Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Underlying Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although an Underlying Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, an Underlying Fund may dispose of when-issued securities or forward commitments prior to settlement if its investment adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Certain Underlying Funds may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Underlying Funds may also enter into repurchase agreements involving certain foreign government securities.

If the other party or “seller” defaults, an Underlying Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Underlying Fund are less than the repurchase price and the Underlying Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, an Underlying Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Underlying Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Underlying Fund may engage in securities lending. Securities lending involves the lending of securities owned by an Underlying

Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by an Underlying Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and an Underlying Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If an investment adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of an Underlying Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

An Underlying Fund may lend its securities to increase its income. An Underlying Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Underlying Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Underlying Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without the payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Mortgage Dollar Rolls. Certain Underlying Funds may enter into “mortgage dollar rolls.” In mortgage dollar rolls, an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Underlying Fund’s performance.

APPENDIX A

Successful use of mortgage dollar rolls depends upon an investment adviser’s ability to predict correctly interest rates and mortgage prepayments. If the investment adviser is incorrect in its prediction, an Underlying Fund may experience a loss. The Underlying Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Borrowings and Reverse Repurchase Agreements. Each Underlying Fund can borrow money from banks and other financial institutions, and certain Underlying Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets. An Underlying Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by an Underlying Fund subject to the Underlying Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the investment adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Underlying Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by an Underlying Fund will decline below the price the Underlying Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Underlying Fund.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. To the extent consistent with their investment policies, certain Underlying Funds may enter into interest rate swaps, mortgage swaps, credit swaps, currency swaps, total return swaps, options on swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give an Underlying Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Underlying Fund may also be required to pay the dollar value of that decline to the counterparty. The Underlying Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Certain Underlying Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of an Underlying Fund would be less favorable than it would have been if these investment techniques were not used.

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 2003 has been audited by Ernst & Young LLP, whose report, along with the Portfolios’ financial statements, is included in the Portfolios’ annual report (available upon request). The information for the periods ended December 31, 2000 to December 31, 2002 has been audited by the Portfolios’ former independent auditors. The information for the period ended December 31, 1999 has been audited by another of the Portfolios’ previous independent auditors, who have ceased operations.

BALANCED STRATEGY PORTFOLIO

	Balanced Strategy Portfolio — Class A Shares

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$8.83	$9.43	$10.16	$10.99	$10.31

Income (loss) from investment operations

Net investment income	0.23 [b]	0.25 [b]	0.30 [b]	0.48 [b]	0.34

Net realized and unrealized gain (loss)	1.18	(0.60)	(0.58)	(0.54)	0.73

Total from investment operations	1.41	(0.35)	(0.28)	(0.06)	1.07

Distributions to shareholders

From net investment income	(0.24)	(0.25)	(0.31)	(0.50)	(0.34)

In excess of net investment income	—	—	—	(0.01)	(0.05)

From net realized gains	—	—	(0.14)	(0.26)	—

Total distributions	(0.24)	(0.25)	(0.45)	(0.77)	(0.39)

Net asset value, end of year	$10.00	8.83	$9.43	$10.16	$10.99

Total return[a]	16.13%	(3.76)%	(2.62)%	(0.66)%	10.58%

Net assets at end of year (in 000s)	$33,379	$24,057	$31,539	$34,056	$39,774

Ratio of net expenses to average net assets[c]	0.60%	0.60%	0.59%	0.59%	0.59%

Ratio of net investment income to average net assets	2.52%	2.72%	3.09%	4.45%	3.17%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[c]	1.03%	1.10%	1.05%	1.09%	1.05%

Ratio of net investment income to average net assets	2.09%	2.22%	2.63%	3.95%	2.71%

Portfolio turnover rate	41%	40%	51%	23%	51%

See page 105 for all footnotes.

	Balanced Strategy Portfolio — Class B Shares

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$8.83	$9.43	$10.16	$10.98	$10.31

Income (loss) from investment operations

Net investment income	0.16 [b]	0.18 [b]	0.23 [b]	0.39 [b]	0.26

Net realized and unrealized gain (loss)	1.18	(0.60)	(0.59)	(0.53)	0.72

Total from investment operations	1.34	(0.42)	(0.36)	(0.14)	0.98

Distributions to shareholders

From net investment income	(0.17)	(0.18)	(0.23)	(0.41)	(0.26)

In excess of net investment income	—	—	—	(0.01)	(0.05)

From net realized gains	—	—	(0.14)	(0.26)	—

Total distributions	(0.17)	(0.18)	(0.37)	(0.68)	(0.31)

Net asset value, end of year	$10.00	$8.83	$9.43	$10.16	$10.98

Total return[a]	15.26%	(4.48)%	(3.37)%	(1.33)%	9.66%

Net assets at end of year (in 000s)	$23,620	$21,543	$23,643	$27,326	$32,932

Ratio of net expenses to average net assets[c]	1.35%	1.35%	1.34%	1.34%	1.34%

Ratio of net investment income to average net assets	1.72%	1.98%	2.34%	3.60%	2.42%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[c]	1.78%	1.85%	1.80%	1.84%	1.80%

Ratio of net investment income to average net assets	1.29%	1.48%	1.88%	3.10%	1.96%

Portfolio turnover rate	41%	40%	51%	23%	51%

See page 105 for all footnotes.

APPENDIX B

	Balanced Strategy Portfolio — Class C Shares

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$8.84	$9.44	$10.17	$10.99	$10.32

Income (loss) from investment operations

Net investment income	0.16 [b]	0.18 [b]	0.23 [b]	0.39 [b]	0.27

Net realized and unrealized gain (loss)	1.18	(0.60)	(0.59)	(0.53)	0.71

Total from investment operations	1.34	(0.42)	(0.36)	(0.14)	0.98

Distributions to shareholders

From net investment income	(0.17)	(0.18)	(0.23)	(0.41)	(0.27)

In excess of net investment income	—	—	—	(0.01)	(0.04)

From net realized gains	—	—	(0.14)	(0.26)	—

Total distributions	(0.17)	(0.18)	(0.37)	(0.68)	(0.31)

Net asset value, end of year	$10.01	$8.84	$9.44	$10.17	$10.99

Total return[a]	15.28%	(4.50)%	(3.38)%	(1.31)%	9.63%

Net assets at end of year (in 000s)	$17,540	$13,129	$16,354	$19,567	$23,354

Ratio of net expenses to average net assets[c]	1.35%	1.35%	1.34%	1.34%	1.34%

Ratio of net investment income to average net assets	1.76%	1.97%	2.34%	3.59%	2.40%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[c]	1.78%	1.85%	1.80%	1.84%	1.80%

Ratio of net investment income to average net assets	1.33%	1.47%	1.88%	3.09%	1.94%

Portfolio turnover rate	41%	40%	51%	23%	51%

See page 105 for all footnotes.

GROWTH AND INCOME STRATEGY PORTFOLIO

	Growth and Income Strategy Portfolio — Class A Shares

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$8.39	$9.38	$10.64	$11.71	$10.38

Income (loss) from investment operations

Net investment income	0.21 [b]	0.19 [b]	0.21 [b]	0.38 [b]	0.22

Net realized and unrealized gain (loss)	1.83	(0.98)	(0.98)	(0.92)	1.40

Total from investment operations	2.04	(0.79)	(0.77)	(0.54)	1.62

Distributions to shareholders

From net investment income	(0.26)	(0.20)	(0.22)	(0.41)	(0.22)

In excess of net investment income	—	—	—	(0.05)	(0.06)

From net realized gains	—	—	(0.27)	(0.07)	(0.01)

Total distributions	(0.26)	(0.20)	(0.49)	(0.53)	(0.29)

Net asset value, end of year	$10.17	$8.39	$9.38	$10.64	$11.71

Total return[a]	24.55%	(8.44)%	(7.27)%	(4.54)%	15.79%

Net assets at end of year (in 000s)	$134,430	$105,812	$123,586	$158,430	$195,153

Ratio of net expenses to average net assets[c]	0.60%	0.60%	0.59%	0.59%	0.59%

Ratio of net investment income to average net assets	2.33%	2.15%	2.11%	3.35%	2.00%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[c]	0.89%	0.90%	0.85%	0.87%	0.85%

Ratio of net investment income to average net assets	2.04%	1.85%	1.85%	3.07%	1.74%

Portfolio turnover rate	38%	31%	42%	20%	49%

See page 105 for all footnotes.

APPENDIX B

	Growth and Income Strategy Portfolio — Class B Shares

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$8.38	$9.36	$10.62	$11.69	$10.36

Income (loss) from investment operations

Net investment income	0.14 [b]	0.12 [b]	0.14 [b]	0.29 [b]	0.14

Net realized and unrealized gain (loss)	1.82	(0.96)	(0.99)	(0.92)	1.40

Total from investment operations	1.96	(0.84)	(0.85)	(0.63)	1.54

Distributions to shareholders

From net investment income	(0.19)	(0.14)	(0.14)	(0.33)	(0.14)

In excess of net investment income	—	—	—	(0.04)	(0.06)

From net realized gains	—	—	(0.27)	(0.07)	(0.01)

Total distributions	(0.19)	(0.14)	(0.41)	(0.44)	(0.21)

Net asset value, end of year	$10.15	$8.38	$9.36	$10.62	$11.69

Total return[a]	23.53%	(9.07)%	(8.01)%	(5.28)%	14.95%

Net assets at end of year (in 000s)	$73,619	$65,864	$89,089	$116,542	$143,686

Ratio of net expenses to average net assets[c]	1.35%	1.35%	1.34%	1.34%	1.34%

Ratio of net investment income to average net assets	1.54%	1.35%	1.36%	2.57%	1.24%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[c]	1.64%	1.65%	1.60%	1.62%	1.60%

Ratio of net investment income to average net assets	1.25%	1.05%	1.10%	2.29%	0.98%

Portfolio turnover rate	38%	31%	42%	20%	49%

See page 105 for all footnotes.

	Growth and Income Strategy Portfolio — Class C Shares

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$8.37	$9.36	$10.61	$11.69	$10.36

Income (loss) from investment operations

Net investment income	0.14 [b]	0.12 [b]	0.14 [b]	0.29 [b]	0.14

Net realized and unrealized gain (loss)	1.82	(0.97)	(0.98)	(0.93)	1.40

Total from investment operations	1.96	(0.85)	(0.84)	(0.64)	1.54

Distributions to shareholders

From net investment income	(0.19)	(0.14)	(0.14)	(0.33)	(0.14)

In excess of net investment income	—	—	—	(0.04)	(0.06)

From net realized gains	—	—	(0.27)	(0.07)	(0.01)

Total distributions	(0.19)	(0.14)	(0.41)	(0.44)	(0.21)

Net asset value, end of year	$10.14	$8.37	$9.36	$10.61	$11.69

Total return[a]	23.60%	(9.16)%	(7.92)%	(5.36)%	14.94%

Net assets at end of year (in 000s)	$65,853	$50,722	$60,569	$78,144	$95,523

Ratio of net expenses to average net assets[c]	1.35%	1.35%	1.34%	1.34%	1.34%

Ratio of net investment income to average net assets	1.58%	1.40%	1.36%	2.57%	1.23%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[c]	1.64%	1.65%	1.60%	1.62%	1.60%

Ratio of net investment income to average net assets	1.29%	1.10%	1.10%	2.29%	0.97%

Portfolio turnover rate	38%	31%	42%	20%	49%

See page 105 for all footnotes.

APPENDIX B

GROWTH STRATEGY PORTFOLIO

	Growth Strategy Portfolio — Class A Shares

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$7.91	$9.30	$10.88	$12.24	$10.29

Income (loss) from investment operations

Net investment income	0.11 [b]	0.11 [b]	0.11 [b]	0.22 [b]	0.11

Net realized and unrealized gain (loss)	2.34	(1.38)	(1.32)	(1.28)	2.03

Total from investment operations	2.45	(1.27)	(1.21)	(1.06)	2.14

Distributions to shareholders

From net investment income	(0.14)	(0.12)	(0.13)	(0.22)	(0.11)

In excess of net investment income	—	—	—	(0.08)	(0.08)

From net realized gains	—	—	(0.24)	—	—

Total distributions	(0.14)	(0.12)	(0.37)	(0.30)	(0.19)

Net asset value, end of year	$10.22	$7.91	$9.30	$10.88	$12.24

Total return[a]	30.96%	(13.64)%	(11.03)%	(8.68)%	20.85%

Net assets at end of year (in 000s)	$89,342	$72,060	$93,313	$117,857	$130,322

Ratio of net expenses to average net assets[c]	0.60%	0.60%	0.59%	0.59%	0.59%

Ratio of net investment income to average net assets	1.29%	1.25%	1.09%	1.83%	0.90%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[c]	0.92%	0.93%	0.88%	0.89%	0.87%

Ratio of net investment income (loss) to average net assets	0.97%	0.92%	0.80%	1.53%	0.62%

Portfolio turnover rate	46%	23%	40%	23%	50%

See page 105 for all footnotes.

	Growth Strategy Portfolio — Class B Shares

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$7.93	$9.29	$10.86	$12.21	$10.28

Income (loss) from investment operations

Net investment income	0.05 [b]	0.04 [b]	0.03 [b]	0.13 [b]	0.02

Net realized and unrealized gain (loss)	2.32	(1.35)	(1.31)	(1.27)	2.02

Total from investment operations	2.37	(1.31)	(1.28)	(1.14)	2.04

Distributions to shareholders

From net investment income	(0.07)	(0.05)	(0.05)	(0.15)	(0.02)

In excess of net investment income	—	—	—	(0.06)	(0.09)

From net realized gains	—	—	(0.24)	—	—

Total distributions	(0.07)	(0.05)	(0.29)	(0.21)	(0.11)

Net asset value, end of year	$10.23	$7.93	$9.29	$10.86	$12.21

Total return[a]	29.87%	(14.13)%	(11.72)%	(9.39)%	19.87%

Net assets at end of year (in 000s)	$67,025	$56,279	$81,563	$106,080	$121,937

Ratio of net expenses to average net assets[c]	1.35%	1.35%	1.34%	1.34%	1.34%

Ratio of net investment income to average net assets	0.53%	0.47%	0.34%	1.08%	0.17%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[c]	1.67%	1.68%	1.63%	1.64%	1.62%

Ratio of net investment income (loss) to average net assets	0.21%	0.14%	0.05%	0.78%	(0.11)%

Portfolio turnover rate	46%	23%	40%	23%	50%

See page 105 for all footnotes.

APPENDIX B

	Growth Strategy Portfolio — Class C Shares

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$7.92	$9.30	$10.87	$12.22	$10.28

Income (loss) from investment operations

Net investment income	0.05 [b]	0.04 [b]	0.03 [b]	0.13 [b]	0.02

Net realized and unrealized gain (loss)	2.31	(1.37)	(1.31)	(1.27)	2.03

Total from investment operations	2.36	(1.33)	(1.28)	(1.14)	2.05

Distributions to shareholders

From net investment income	(0.07)	(0.05)	(0.05)	(0.15)	(0.02)

In excess of net investment income	—	—	—	(0.06)	(0.09)

From net realized gains	—	—	(0.24)	—	—

Total distributions	(0.07)	(0.05)	(0.29)	(0.21)	(0.11)

Net asset value, end of year	$10.21	$7.92	$9.30	$10.87	$12.22

Total return[a]	29.88%	(14.26)%	(11.69)%	(9.36)%	19.96%

Net assets at end of year (in 000s)	$55,151	$40,571	$53,001	$65,681	$70,127

Ratio of net expenses to average net assets[c]	1.35%	1.35%	1.34%	1.34%	1.34%

Ratio of net investment income to average net assets	0.57%	0.49%	0.34%	1.11%	0.16%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[c]	1.67%	1.68%	1.63%	1.64%	1.62%

Ratio of net investment income (loss) to average net assets	0.25%	0.16%	0.05%	0.81%	(0.12)%

Portfolio turnover rate	46%	23%	40%	23%	50%

See page 105 for all footnotes.

AGGRESSIVE GROWTH STRATEGY PORTFOLIO

	Aggressive Growth Strategy Portfolio — Class A Shares

	Years Ended December 31,

	2003	2002	2001		2000	1999

Net asset value, beginning of year	$7.72	$9.25	$10.71		$12.61	$10.16

Income (loss) from investment operations

Net investment income (loss)	0.04 [b]	0.02 [b]	(0.01	) [b]	0.03 [b]	0.02

Net realized and unrealized gain (loss)	2.66	(1.55)	(1.45)		(1.49)	2.56

Total from investment operations	2.70	(1.53)	(1.46)		(1.46)	2.58

Distributions to shareholders

From net investment income	(0.06)	—	—		—	(0.02)

In excess of net investment income	—	—	—		(0.15)	(0.11)

From net realized gains	—	—	—		(0.29)	—

Total distributions	(0.06)	—	—		(0.44)	(0.13)

Net asset value, end of year	$10.36	$7.72	$9.25		$10.71	$12.61

Total return[a]	35.02%	(16.54)%	(13.63)%		(11.47)%	25.39%

Net assets at end of year (in 000s)	$52,088	$39,214	$48,639		$53,480	$58,387

Ratio of net expenses to average net assets[c]	0.60%	0.60%	0.59%		0.59%	0.59%

Ratio of net investment income (loss) to average net assets	0.50%	0.22%	(0.11)%		0.28%	0.12%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[c]	1.03%	1.06%	0.97%		0.99%	1.00%

Ratio of net investment income (loss) to average net assets	0.07%	(0.24)%	(0.49)%		(0.12)%	(0.29)%

Portfolio turnover rate	36%	27%	43%		19%	47%

See page 105 for all footnotes.

APPENDIX B

	Aggressive Growth Strategy Portfolio — Class B Shares

	Years Ended December 31,

	2003	2002	2001		2000	1999

Net asset value, beginning of year	$7.59	$9.17	$10.70		$12.57	$10.14

Income (loss) from investment operations

Net investment income (loss)	(0.02)[b]	(0.05)[b]	(0.08	) [b]	(0.06)[b]	(0.07)

Net realized and unrealized gain (loss)	2.61	(1.53)	(1.45)		(1.47)	2.54

Total from investment operations	2.59	(1.58)	(1.53)		(1.53)	2.47

Distributions to shareholders

From net investment income	—	—	—		—	—

In excess of net investment income	—	—	—		(0.05)	(0.04)

From net realized gains	—	—	—		(0.29)	—

Total distributions	—	—	—		(0.34)	(0.04)

Net asset value, end of year	$10.18	$7.59	$9.17		$10.70	$12.57

Total return[a]	34.12%	(17.23)%	(14.30)%		(12.07)%	24.41%

Net assets at end of year (in 000s)	$24,879	$21,105	$30,013		$39,885	$47,462

Ratio of net expenses to average net assets[c]	1.35%	1.35%	1.34%		1.34%	1.34%

Ratio of net investment income (loss) to average net assets	(0.27)%	(0.58)%	(0.87)%		(0.49)%	(0.63)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[c]	1.78%	1.81%	1.72%		1.74%	1.75%

Ratio of net investment income (loss) to average net assets	(0.70)%	(1.04)%	(1.25)%		(0.89)%	(1.04)%

Portfolio turnover rate	36%	27%	43%		19%	47%

See page 105 for all footnotes.

	Aggressive Growth Strategy Portfolio — Class C Shares

	Years Ended December 31,

	2003	2002	2001		2000	1999

Net asset value, beginning of year	$7.59	$9.16	$10.69		$12.57	$10.15

Income (loss) from investment operations

Net investment income (loss)	(0.02)[b]	(0.05)[b]	(0.08	) [b]	(0.05)[b]	(0.06)

Net realized and unrealized gain (loss)	2.60	(1.52)	(1.45)		(1.47)	2.53

Total from investment operations	2.58	(1.57)	(1.53)		(1.52)	2.47

Distributions to shareholders

From net investment income	— [d]	—	—		—	—

In excess of net investment income	—	—	—		(0.07)	(0.05)

From net realized gains	—	—	—		(0.29)	—

Total distributions	— [d]	—	—		(0.36)	(0.05)

Net asset value, end of year	$10.17	$7.59	$9.16		$10.69	$12.57

Total return[a]	34.05%	(17.14)%	(14.31)%		(12.00)%	24.35%

Net assets at end of year (in 000s)	$30,706	$20,740	$25,571		$32,695	$28,573

Ratio of net expenses to average net assets[c]	1.35%	1.35%	1.34%		1.34%	1.34%

Ratio of net investment income (loss) to average net assets	(0.22)%	(0.54)%	(0.86)%		(0.42)%	(0.61)%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[c]	1.78%	1.81%	1.72%		1.74%	1.75%

Ratio of net investment income (loss) to average net assets	(0.65)%	(1.00)%	(1.24)%		(0.82)%	(1.02)%

Portfolio turnover rate	36%	27%	43%		19%	47%

See page 105 for all footnotes.

APPENDIX B

Footnotes:

a	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
b	Calculated based on the average shares outstanding methodology.
c	Expense ratios exclude expenses of the Underlying Funds.
d	Amount is less than $.005 per share.

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Index

1 General Investment Management Approach

3 Portfolio Investment Objectives and Strategies
3 Goldman Sachs Balanced Strategy Portfolio
4 Goldman Sachs Growth and Income Strategy Portfolio
5 Goldman Sachs Growth Strategy Portfolio
6 Goldman Sachs Aggressive Growth Strategy Portfolio

7 Principal Investment Strategies

9 Principal Risks of the Portfolios

12 Description of the Underlying Funds

16 Principal Risks of the Underlying Funds

20 Portfolio Performance

26 Portfolio Fees and Expenses

33 Service Providers

40 Dividends

41 Shareholder Guide
41	How To Buy Shares
51	How To Sell Shares

62 Taxation

64 Appendix A Additional Information on the Underlying Funds

93 Appendix B Financial Highlights

Asset Allocation Portfolios Prospectus (Class A, B and C Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In the Portfolios’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during the last fiscal year.

Statement Of Additional Information
Additional information about the Portfolios and their policies is also available in the Portfolios’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolios’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-526-7384.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-526-7384

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov Goldman Sachs – http://www.gs.com (Prospectus Only)

You may review and obtain copies of Portfolio documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Portfolio documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Portfolios’ investment company registration number is 811-5349.

CORESM is a service mark of Goldman, Sachs & Co.
GSAM® is a registered service mark of Goldman, Sachs & Co.

530511

AAPRO

Prospectus

Institutional Shares

April 29, 2004

 GOLDMAN SACHS ASSET ALLOCATION PORTFOLIOS

■ Goldman Sachs Balanced Strategy Portfolio ■ Goldman Sachs Growth and Income Strategy Portfolio ■ Goldman Sachs Growth Strategy Portfolio ■ Goldman Sachs Aggressive Growth Strategy Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A PORTFOLIO.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as investment adviser (the “Investment Adviser”) to four asset allocation portfolios: the Balanced Strategy Portfolio, Growth and Income Strategy Portfolio, Growth Strategy Portfolio and Aggressive Growth Strategy Portfolio (referred to as the “Portfolios” or the “Funds” interchangeably herein). The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its objective by investing in a combination of underlying funds for which GSAM now or in the future acts as investment adviser or principal underwriter (the “Underlying Funds”). Some of these Underlying Funds invest primarily in fixed-income or money market securities (the “Underlying Fixed-Income Funds”) and other Underlying Funds invest primarily in equity securities (the “Underlying Equity Funds”). An investor may choose to invest in one or more of the Portfolios based on individual investment goals, risk tolerance, and financial circumstances.

GSAM’s Asset Allocation Investment Philosophy:
The Investment Adviser’s Quantitative Strategies Group uses a disciplined, rigorous and quantitative approach to global tactical asset allocation. The Global Tactical Asset Allocation (“GTAA”) strategy attempts to add value by actively managing exposure to global stock, bond and currency markets. In contrast to stock and bond selection strategies which focus on individual stocks and bonds, GTAA focuses on broad asset classes. The Investment Adviser’s GTAA models use financial and economic factors that are designed to capture intuitive fundamental relationships across markets. While the GTAA process is rigorous and quantitative, there is economic reasoning behind each position.

Each Portfolio starts with a strategic allocation among the various asset classes. The Investment Adviser then tactically deviates from the strategic allocations based on forecasts provided by the models. The tactical process seeks to add value by overweighting attractive markets and underweighting unattractive markets. Greater deviations from the strategic allocation of a given Portfolio result in higher risk that the tactical allocation will underperform the strategic allocation. However, the Investment Adviser’s risk control process balances the amount any asset class can

The Asset Allocation Investment Process involves investing a Portfolio’s assets in other Goldman Sachs Funds within specified equity and fixed-income percentage ranges.

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be overweighted in seeking to achieve higher expected returns against the amount of risk imposed by that deviation from the strategic allocation. The Investment Adviser employs GSAM’s proprietary Black-Litterman asset allocation technique in an effort to optimally balance these two goals.

References in this Prospectus to a Portfolio’s benchmarks are for informational purposes only, and unless otherwise noted are not an indication of how a particular Portfolio is managed.

2

Portfolio Investment Objectives and Strategies

Goldman Sachs
Balanced Strategy Portfolio

PORTFOLIO FACTS

Objective:	Current income and long-term capital appreciation

Benchmarks:	S&P 500® Index Two-Year U.S. Treasury Note Index Lehman Brothers U.S. Corporate High Yield Bond Index

Investment Focus:	Domestic fixed-income funds (approximately 60%), with the remaining balance in domestic and international stock funds and an allocation to a global bond fund

Investment Style:	Asset Allocation

Symbol:	GIPIX

INVESTMENT OBJECTIVE

The Portfolio seeks current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, approximately 60% of the Portfolio’s total assets will be allocated among Underlying Fixed-Income Funds. Allocation to Underlying Equity Funds is intended to add diversification and enhance returns, but will also add some volatility. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORESM Large Cap Growth, CORE Large Cap Value and CORESM International Equity Funds and may invest a relatively significant percentage of its assets in the Global Income Fund. It is expected that the Portfolio will invest more than 25% of its assets in the Short Duration Government Fund.

3

Goldman Sachs Growth and Income Strategy Portfolio

PORTFOLIO FACTS

Objective:	Long-term capital appreciation and current income

Benchmarks:	S&P 500® Index MSCI® Europe, Australasia, Far East (EAFE®) Index (unhedged) Lehman Brothers Aggregate Bond Index Lehman Brothers U.S. Corporate High Yield Bond Index

Investment Focus:	Domestic and international fixed-income and stock funds

Investment Style:	Asset Allocation

Symbol:	GOIIX

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, approximately 60% of the Portfolio’s total assets will be allocated among Underlying Equity Funds, which are intended to provide the capital appreciation component. Allocation to Underlying Fixed-Income Funds is intended to provide the income component. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds and will invest a relatively significant percentage of its assets in the Core Fixed Income and Global Income Funds.

4

PORTFOLIO INVESTMENT OBJECTIVES AND STRATEGIES

Goldman Sachs Growth Strategy Portfolio

PORTFOLIO FACTS

Objective:	Long-term capital appreciation and secondarily current income

Benchmarks:	S&P 500® Index MSCI® EAFE® Index (unhedged) Russell 2000® Index MSCI® Emerging Markets Free (EMF) Index

Investment Focus:	Primarily a blend of domestic large cap, small cap and international stock funds (approximately 80%), with the balance in domestic and international fixed-income funds

Investment Style:	Asset Allocation

Symbol:	GGSIX

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation and secondarily current income.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, approximately 80% of the Portfolio’s total assets will be allocated among Underlying Equity Funds, with a blend of domestic large cap, small cap and international exposure to seek capital appreciation. Allocation to Underlying Fixed-Income Funds is intended to provide diversification. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

5

Goldman Sachs Aggressive Growth Strategy Portfolio

PORTFOLIO FACTS

Objective:	Long-term capital appreciation

Benchmarks:	S&P 500® Index MSCI® EAFE® Index (unhedged) Russell 2000® Index MSCI® EMF Index

Investment Focus:	Equity funds, with a greater focus on international and small cap investments relative to the other Portfolios

Investment Style:	Asset Allocation

Symbol:	GAPIX

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

Under normal conditions, substantially all of the Portfolio’s total assets will be allocated among Underlying Equity Funds, with a greater focus on small cap and international investments relative to the other Portfolios. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its assets in the CORE Large Cap Growth, CORE Large Cap Value and CORE International Equity Funds.

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Principal Investment Strategies

Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed-income ranges among Underlying Funds. The table below illustrates the current Underlying Equity/ Fixed-Income Fund allocation targets and ranges for each Portfolio:

Equity/ Fixed-Income Range (Percentage of Each Portfolio’s Total Assets)

Portfolio	Target	Range

Balanced Strategy
Equity	40%	20%-60%
Fixed-Income	60%	40%-80%

Growth and Income Strategy
Equity	60%	40%-80%
Fixed-Income	40%	20%-60%

Growth Strategy
Equity	80%	60%-100%
Fixed-Income	20%	0%-40%

Aggressive Growth Strategy
Equity	100%	75%-100%
Fixed-Income	0%	0%-25%

A Portfolio will invest in particular Underlying Funds based on various criteria. Among other things, the Investment Adviser will analyze the Underlying Funds’ respective investment objectives, policies and investment strategies in order to determine which Underlying Funds, in combination with other Underlying Funds, are appropriate in light of a Portfolio’s investment objective.

A Portfolio may purchase or sell securities to: (a) accommodate purchases and sales of its shares; (b) change the percentages of its assets invested in each of the Underlying Funds in response to economic or market conditions; and (c) maintain or modify the allocation of its assets among the Underlying Funds within the percentage ranges described above.

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While each Portfolio can invest in any or all of the Underlying Funds, it is expected that each Portfolio will normally invest in only some of the Underlying Funds at any particular time. Each Portfolio’s investment in any of the Underlying Funds may, and in some cases is expected to, exceed 25% of such Portfolio’s total assets.

THE PARTICULAR UNDERLYING FUNDS IN WHICH EACH PORTFOLIO MAY INVEST, THE EQUITY/ FIXED-INCOME TARGETS AND RANGES AND THE INVESTMENTS IN EACH UNDERLYING FUND MAY BE CHANGED FROM TIME TO TIME WITHOUT SHAREHOLDER APPROVAL.

In addition, each Portfolio’s investment objective and all policies not specifically designated as fundamental in this Prospectus or the Statement of Additional Information (the “Additional Statement”) are non-fundamental and may be changed without shareholder approval. If there is a change in a Portfolio’s investment objective, you should consider whether that Portfolio remains an appropriate investment in light of your then current financial position and needs.

8

Principal Risks of the Portfolios

Loss of money is a risk of investing in each Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. While the Portfolios offer a greater level of diversification than many other types of mutual funds, a single Portfolio may not provide a complete investment program for an investor. The following summarizes important risks that apply to the Portfolios and may result in a loss of your investment. There can be no assurance that a Portfolio will achieve its investment objective.

■	Investing in the Underlying Funds—The investments of each Portfolio are concentrated in the Underlying Funds, and each Portfolio’s investment performance is directly related to the investment performance of the Underlying Funds held by it. The ability of each Portfolio to meet its investment objective is directly related to the ability of the Underlying Funds to meet their objectives as well as the allocation among those Underlying Funds by the Investment Adviser. The value of the Underlying Funds’ investments, and the net asset values (“NAV”) of the shares of both the Portfolios and the Underlying Funds, will fluctuate in response to various market and economic factors related to the equity and fixed-income markets, as well as the financial condition and prospects of issuers in which the Underlying Funds invest. There can be no assurance that the investment objective of any Portfolio or any Underlying Fund will be achieved.
■	Investments of the Underlying Funds—Because the Portfolios invest in the Underlying Funds, the Portfolios’ shareholders will be affected by the investment policies of the Underlying Funds in direct proportion to the amount of assets the Portfolios allocate to those Funds. Each Portfolio may invest in Underlying Funds that in turn invest in small capitalization companies and foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and political risk. Foreign investments may include securities of issuers located in emerging countries in Asia, Latin, Central and South America, Eastern Europe, Africa and the Middle East. Each Portfolio may also invest in Underlying Funds that in turn invest in non-investment grade fixed-income securities (“junk bonds”), which are considered speculative by traditional standards. In addition, the Underlying Funds may purchase derivative securities; enter into forward currency transactions; lend their portfolio securities; enter into futures contracts and options transactions; purchase zero coupon bonds and payment-in-kind bonds; purchase securities issued by real estate investment trusts (“REITs”) and other issuers in the real estate industry; purchase restricted and illiquid securities; purchase securities on a when-issued or delayed delivery basis; enter into repurchase agreements;

9

borrow money; and engage in various other investment practices. The risks presented by these investment practices are discussed in Appendix A to this Prospectus and the Additional Statement.
■	Affiliated Persons—In managing the Portfolios, the Investment Adviser will have the authority to select and substitute Underlying Funds. The Investment Adviser is subject to conflicts of interest in allocating Portfolio assets among the various Underlying Funds both because the fees payable to it and/or its affiliates by some Underlying Funds are higher than the fees payable by other Underlying Funds and because the Investment Adviser and its affiliates are also responsible for managing the Underlying Funds. The Trustees and officers of the Goldman Sachs Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.
■	Expenses—You may invest in the Underlying Funds directly. By investing in the Underlying Funds indirectly through a Portfolio, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Portfolio (including operating costs and investment management fees), but also expenses of the Portfolio.
■	Temporary Investments—Although the Portfolios normally seek to remain substantially invested in the Underlying Funds, each Portfolio may invest a portion of its assets in high-quality, short-term debt obligations (including commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements, debt obligations backed by the full faith and credit of the U.S. government and demand and time deposits of domestic and foreign banks and savings and loan associations) to maintain liquidity, to meet shareholder redemptions and for other short-term cash needs. Also, there may be times when, in the opinion of the Investment Adviser, abnormal market or economic conditions warrant that, for temporary defensive purposes, a Portfolio may invest without limitation in short-term obligations. When a Portfolio’s assets are invested in such investments, the Portfolio may not be achieving its investment objective.

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11

Description of the Underlying Funds

DESCRIPTION OF THE UNDERLYING FUNDS

The following is a concise description of the investment objectives and practices for each of the Underlying Funds that are available for investment by the Portfolios as of the date of this Prospectus. A Portfolio may also invest in other Underlying Funds not listed below that may become available for investment in the future at the discretion of the Investment Adviser without shareholder approval. Additional information regarding the investment practices of the Underlying Funds is provided in Appendix A to this Prospectus and the Additional Statement. No offer is made in this Prospectus of any of the Underlying Funds.

Underlying Fund	Investment Objectives	Investment Criteria

CORESM Large Cap Value	Long-term growth of capital and dividend income.	At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index.

CORE Large Cap Growth	Long-term growth of capital. Dividend income is a secondary consideration.	At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index.

CORE Small Cap Equity	Long-term growth of capital.	At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000® Index.

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DESCRIPTION OF THE UNDERLYING FUNDS

Underlying Fund	Investment Objectives	Investment Criteria

Real Estate Securities	Total return comprised of long-term growth of capital and dividend income.	Substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its total assets will be invested in REITS and real estate industry companies.

CORE International Equity	Long-term growth of capital.	At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a broadly diversified portfolio of equity investments in companies organized outside the United States or whose securities are principally traded outside the United States. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the MSCI® EAFE® Index. The Fund may employ certain currency management techniques.

Emerging Markets Equity	Long-term capital appreciation.	Substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in emerging country issuers. The Fund may employ certain currency management techniques.

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Expected
Approximate
Interest Rate
Underlying Fund	Investment Objectives	Duration or Maturity	Sensitivity

Financial Square Prime Obligations	Maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.	Maximum Maturity of Individual Investments = 13 months at time of purchase. Maximum Dollar- Weighted Average Portfolio Maturity = 90 days	3-month Treasury bill

Short Duration Government	A high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.	Target Duration = Two-Year U.S. Treasury Note Index plus or minus 0.5 years Maximum Duration*= 3 years	2-year U.S. Treasury note

Core Fixed Income	Total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.	Target Duration = Lehman Brothers Aggregate Bond Index plus or minus one year Maximum Duration*= 6 years	5-year U.S. Treasury note

Global Income	A high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.	Target Duration = J.P. Morgan Global Government Bond Index (hedged) plus or minus 2.5 years Maximum Duration*= 7.5 years	6-year government bond

High Yield	A high level of current income and may also consider the potential for capital appreciation.	Target Duration = Lehman Brothers U.S. Corporate High Yield Bond Index plus or minus 2.5 years Maximum Duration* = 7.5 years	6-year U.S. Treasury note

Emerging Markets Debt	A high level of total return consisting of income and capital appreciation.	Target Duration = J.P. Morgan EMBI Global Diversified Index plus or minus 2 years Maximum Duration* = 7 years	10-year government bond

*	The Fund’s duration approximates its price sensitivity to changes in interest rates.

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DESCRIPTION OF THE UNDERLYING FUNDS

Investment Sector	Credit Quality	Other Investments

Money market instruments including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”); U.S. bank obligations, commercial paper and other short-term obligations of U.S. corporations, governmental and other entities; asset-backed and receivables-backed securities; and related repurchase agreements.	High Quality (short- term ratings of A-1, P-1 or comparable quality).	N/A

At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in U.S. Government Securities and repurchase agreements collateralized by such securities.	U.S. Government Securities	Mortgage pass-through securities and other securities representing an interest in or collateralized by mortgage loans.

At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in fixed-income securities, including U.S. Government Securities, corporate debt securities, privately issued mortgage-backed and asset-backed securities.	Minimum = BBB-/Baa3 (at time of purchase) Minimum for non-U.S. dollar securities = AA/ Aa	Foreign fixed-income, municipal and convertible securities, foreign currencies and repurchase agreements collateralized by U.S. Government Securities.

Fixed-Income Securities of U.S. and foreign governments and corporations.	Minimum = BBB-/Baa3 (at time of purchase) At least 50% = AAA/ Aaa	Mortgage-backed and asset-backed securities, foreign currencies and repurchase agreements collateralized by U.S. Government Securities or certain foreign government securities.

At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in high-yield, fixed-income securities rated below investment grade, including U.S. and non-U.S. dollar corporate debt, foreign government securities, convertible securities and preferred stock.	At least 80% = BB/ Ba or below (at time of purchase)	Mortgage-backed and asset-backed securities, U.S. Government Securities, investment grade corporate fixed-income securities, structured securities, foreign currencies and repurchase agreements.

At least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in fixed-income securities of issuers located in emerging countries.	Minimum = D (Standard & Poor’s) or C (Moody’s)	Brady bonds and other debt issued by governments, their agencies and instrumentalities, or by their central banks, fixed and floating rate, senior and subordinated corporate debt obligations, loan participations and repurchase agreements.

15

Principal Risks of the Underlying
Funds

Loss of money is a risk of investing in each Underlying Fund. An investment in an Underlying Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Underlying Funds and may result in a loss of your investment in a Portfolio. There can be no assurance that an Underlying Fund will achieve its investment objective.

Risks That Apply To All Underlying Funds:

■	NAV Risk—The risk that the net asset value (“NAV”) of the Underlying Fund and the value of your investment will fluctuate.
■	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by an Underlying Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.
■	Credit/ Default Risk—The risk that an issuer or guarantor of fixed-income securities held by an Underlying Fund may default on its obligation to pay interest and repay principal.
■	Market Risk—The risk that the value of the securities in which an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic conditions. Price changes may be temporary or last for extended periods. An Underlying Fund’s investments may be overweighted from time to time in one or more industry sectors, which will increase the Underlying Fund’s exposure to risk of loss from adverse developments affecting those sectors.
■	Derivatives Risk—The risk that loss may result from an Underlying Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes may produce disproportionate losses to an Underlying Fund.
■	Management Risk—The risk that a strategy used by an investment adviser to the Underlying Funds may fail to produce the intended results.
■	Liquidity Risk—The risk that an Underlying Fund will not be able to pay redemption proceeds within the time period stated in the Underlying Fund’s Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Underlying Funds that invest in non-investment grade fixed-income securities, small and mid-capitalization stocks, REITs and emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all

16

PRINCIPAL RISKS OF THE UNDERLYING FUNDS

securities within particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

Risks That Apply Primarily To The Underlying Fixed-Income Funds:

■	Call Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates. Under these circumstances, an Underlying Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.
■	Extension Risk—The risk that an issuer will exercise its right to pay principal on an obligation held by an Underlying Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and an Underlying Fund will also suffer from the inability to invest in higher yielding securities.
■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Risk That Applies Primarily To The Underlying Equity Funds:

■	Stock Risk—The risk that stock prices have historically risen and fallen in periodic cycles. Recently, U.S. and foreign stock markets have experienced substantial price volatility.

Risks That Are Particularly Important For Specific Underlying Funds:

■	Non-Diversification Risk—The Global Income Fund is non-diversified meaning that it is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

17

■	Sovereign Risk—Certain Underlying Funds will be subject to the risk that the issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. Sovereign Risk includes the following risks:

■	Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
■	Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
■	Repayment Risk—The risk associated with the inability of a country to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

■	Foreign Risk—The risk that when an Underlying Fund invests in foreign securities, it will be subject to risk of loss not typically associated with domestic issuers. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Underlying Funds will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greatest when an Underlying Fund invests in issuers located in emerging countries.
■	Emerging Countries Risk—Certain Underlying Funds may invest in emerging country securities. The securities markets of Asian, Latin, Central and South American, Eastern European, Middle Eastern, African and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investments in more developed countries.

18

PRINCIPAL RISKS OF THE UNDERLYING FUNDS

■	Mid Cap and Small Cap Risk—Certain Underlying Funds may invest in small cap and mid cap stocks. The securities of small capitalization and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable an Underlying Fund to effect sales at an advantageous time or without a substantial drop in price.
■	Initial Public Offering (“IPO”) Risk—The risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When an Underlying Fund’s asset base is small, a significant portion of the Underlying Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Underlying Fund. As the Underlying Fund’s assets grow, the effect of the Underlying Fund’s investments in IPOs on the Underlying Fund’s performance will probably decline, which could reduce the Underlying Fund’s performance.
■	“Junk Bond” Risk—Certain Underlying Funds may invest in non-investment grade fixed-income securities (commonly known as “junk bonds”) that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.
■	Concentration Risk—The risk that if the Global Income or Emerging Markets Debt Funds invest more than 25% of its total assets in issuers within the same country, state, region, currency, industry or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated. In addition, the Global Income Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan and the United Kingdom, as well as in the securities of U.S. issuers. Concentration of the Global Income Fund’s investments in such issuers will subject the Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

More information about the portfolio securities and investment techniques of the Underlying Funds, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

19

Portfolio Performance

HOW THE PORTFOLIOS HAVE PERFORMED

The bar chart and table provide an indication of the risks of investing in a Portfolio by showing: (a) changes in the performance of a Portfolio’s Institutional Shares from year to year; and (b) how the average annual total returns of a Portfolio’s Institutional Shares compare to those of broad-based securities market indices. The bar chart and table assume reinvestment of dividends and distributions. A Portfolio’s past performance, before and after taxes is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, a Portfolio’s performance would have been reduced.

INFORMATION ON AFTER-TAX RETURNS

These definitions apply to the after-tax returns.

Average Annual Total Returns Before Taxes. These returns do not reflect taxes on distributions on a Portfolio’s Institutional Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.

Average Annual Total Returns After Taxes on Distributions. These returns assume that taxes are paid on distributions on a Portfolio’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.

Average Annual Total Returns After Taxes on Distributions and Sale of Shares. These returns reflect taxes paid on distributions on a Portfolio’s Institutional Shares and taxes applicable when the shares are redeemed (sold).

Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions (as of the date of this Prospectus, 35% for ordinary income dividends and 15% for long-term capital gains distributions) and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.

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PORTFOLIO PERFORMANCE

Balanced Strategy Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’98 +7.25% Worst Quarter* Q3 ’02 -6.57%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Institutional Shares (Inception 1/2/98)
Returns Before Taxes	16.57%	4.04%	4.52%
Returns After Taxes on Distributions**	15.72%	2.43%	2.93%
Returns After Taxes on Distributions and Sale of Portfolio Shares**	11.03%	2.50%	2.92%
S&P 500® Index***	28.68%	-0.57%	3.78%
Two-Year U.S. Treasury Note Index****	2.23%	5.26%	5.48%
Lehman Brothers U.S. Corporate High Yield Bond Index†	28.97%	5.23%	4.66%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.
****	The Two-Year U.S. Treasury Note Index, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes.
†	The Lehman Brothers U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1 (as determined by Moody’s Investors Service, Inc.), a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any deduction for fees, expenses or taxes.

21

Growth and Income Strategy Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’03 +10.93% Worst Quarter* Q3 ’02 -10.45%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Institutional Shares (Inception 1/2/98)
Returns Before Taxes	25.12%	3.60%	4.15%
Returns After Taxes on Distributions**	24.14%	2.25%	2.82%
Returns After Taxes on Distributions and Sale of Portfolio Shares**	16.60%	2.29%	2.77%
S&P 500® Index***	28.68%	-0.57%	3.78%
MSCI® EAFE® Index (unhedged)****	39.17%	0.26%	3.30%
Lehman Brothers Aggregate Bond Index†	4.10%	6.62%	6.96%
Lehman Brothers U.S. Corporate High Yield Bond Index††	28.97%	5.23%	4.66%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.
****	The MSCI® EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of December 2003 the MSCI® EAFE® Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index figures do not reflect any deduction for fees, expenses or taxes.
†	The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed-income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes.
††	The Lehman Brothers U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed-income securities having a maximum quality rating of Ba1 (as determined by Moody’s Investors Service, Inc.), a minimum amount outstanding of $100 million and at least one year to maturity. The Index is unmanaged and does not reflect any deduction for fees, expenses or taxes.

22

PORTFOLIO PERFORMANCE

Growth Strategy Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’03 +13.87% Worst Quarter* Q3 ’02 -14.56%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Institutional Shares (Inception 1/2/98)
Returns Before Taxes	31.30%	2.53%	2.92%
Returns After Taxes on Distributions**	30.84%	1.64%	2.05%
Returns After Taxes on Distributions and Sale of Portfolio Shares**	20.64%	1.65%	1.99%
S&P 500® Index***	28.68%	-0.57%	3.78%
MSCI® EAFE® Index (unhedged)****	39.17%	0.26%	3.30%
Russell 2000 Index†	47.25%	7.13%	5.45%
MSCI® EMF Index††	56.28%	10.61%	3.58%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.
****	The MSCI® EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of December 2003 the MSCI® EAFE® Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index figures do not reflect any deduction for fees, expenses or taxes.
†	The Russell 2000 Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees, expenses or taxes.
††	The unmanaged MSCI® EMF Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, of over 26 emerging market countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes.

23

Aggressive Growth Strategy Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q2 ’03 +16.80% Worst Quarter* Q3 ’02 -17.56%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2003	1 Year	5 Years	Since Inception

Institutional Shares (Inception 1/2/98)
Returns Before Taxes	35.51%	1.93%	2.08%
Returns After Taxes on Distributions**	35.32%	1.53%	1.67%
Returns After Taxes on Distributions and Sale of Portfolio Shares**	23.32%	1.46%	1.57%
S&P 500® Index***	28.68%	-0.57%	3.78%
MSCI® EAFE® Index (unhedged)****	39.17%	0.26%	3.30%
Russell 2000® Index†	47.25%	7.13%	5.45%
MSCI® EMF Index††	56.28%	10.61%	3.58%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
***	The S&P 500® Index is the Standard & Poor’s 500 Composite Stock Price Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.
****	The MSCI® EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of December 2003 the MSCI® EAFE® Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Index figures do not reflect any deduction for fees, expenses or taxes.
†	The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index figures do not reflect any deduction for fees, expenses or taxes.
††	The unmanaged MSCI® EMF Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, of over 26 emerging market countries. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes.

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25

Portfolio Fees and Expenses (Institutional Shares)

This table describes the fees and expenses that you would pay if you buy and hold Institutional Shares of a Portfolio.

Balanced
Strategy
Portfolio

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):[1]
Management Fees (for asset allocation)[2]	0.35%
Other Expenses[3]	0.28%
Underlying Fund Expenses[4]	0.83%

Total Other and Underlying Fund Expenses	1.11%

Total Portfolio Operating Expenses*	1.46%

See page 28 for all other footnotes.

*	The “Other Expenses” and “Total Portfolio Operating Expenses” (after any waivers and expense limitations) set forth below have been restated to reflect the current waivers and expense limitations that are expected for the current fiscal year. In addition, during the last fiscal year, the Portfolios incurred certain extraordinary and non-recurring expenses that are not reflected in the table below. The waivers and expense limitations may be terminated at any time at the option of the Investment Adviser. If this occurs, “Other Expenses” and “Total Portfolio Operating Expenses” may increase without shareholder approval.

Balanced
Strategy
Portfolio

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):
Management Fees (for asset allocation)[2]	0.15%
Other Expenses[3]	0.04%
Underlying Fund Expenses[4]	0.74%

Total Other and Underlying Fund Expenses	0.78%

Total Portfolio Operating Expenses (after current waivers and expense limitations)	0.93%

26

PORTFOLIO FEES AND EXPENSES

Growth and Income	Growth	Aggressive
Strategy	Strategy	Growth Strategy
Portfolio	Portfolio	Portfolio

None	None	None
None	None	None
None	None	None
None	None	None
None	None	None

0.35%	0.35%	0.35%
0.14%	0.17%	0.28%
0.98%	1.05%	1.07%

1.12%	1.22%	1.35%

1.47%	1.57%	1.70%

Growth and Income	Growth	Aggressive
Strategy	Strategy	Growth Strategy
Portfolio	Portfolio	Portfolio

0.15%	0.15%	0.15%
0.04%	0.04%	0.04%
0.82%	0.88%	0.93%

0.86%	0.92%	0.97%

1.01%	1.07%	1.12%

27

Portfolio Fees and Expenses continued

[1]	The Portfolios’ annual operating expenses are based on actual expenses for the fiscal year ended December 31, 2003.
[2]	The Investment Adviser has voluntarily agreed not to impose a portion of the management fee on the Portfolios equal to 0.20% of the Portfolios’ average daily net assets. As a result of fee waivers, current management fees of the Portfolios are 0.15% of each Portfolio’s average daily net assets. The waivers may be terminated at any time at the option of the Investment Adviser.
[3]	“Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of each Portfolio’s Institutional Shares plus all other ordinary expenses not detailed above. The Investment Adviser has voluntarily agreed to reduce or limit “Other Expenses” (excluding management fees, transfer agency fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses) to 0.00% (rounded) of each Portfolio’s average daily net assets.
[4]	“Underlying Fund Expenses” for each Portfolio are based upon the strategic allocation of each Portfolio’s investment in the Underlying Funds and upon the actual total operating expenses of the Underlying Funds (including any current waivers and expense limitations of the Underlying Funds). Actual Underlying Fund expenses incurred by each Portfolio may vary with changes in the allocation of each Portfolio’s assets among the Underlying Funds and with other events that directly affect the expenses of the Underlying Funds.

28

PORTFOLIO FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in a Portfolio (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Institutional Shares of a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years

Balanced Strategy	$149	$462	$797	$1,746

Growth and Income Strategy	$150	$465	$803	$1,757

Growth Strategy	$160	$496	$855	$1,867

Aggressive Growth Strategy	$173	$536	$923	$2,009

Institutions that invest in Institutional Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investments.

Certain institutions that invest in Institutional Shares may receive other compensation in connection with the sale and distribution of Institutional Shares or for services to their customers’ accounts and/or the Portfolios. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Other Information” in the Additional Statement.

29

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Portfolio

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip New York, New York 10005	Balanced Strategy Growth and Income Strategy Growth Strategy Aggressive Growth Strategy

Except as noted below, GSAM also serves as investment adviser to each Underlying Fund.

Underlying Fund

Goldman Sachs Asset Management International (“GSAMI”) Christchurch Court 10-15 Newgate Street London, England EC1A 7HD	Emerging Markets Equity Global Income

GSAM has been registered as an investment adviser with the Securities and Exchange Commission (“SEC”) since 1990 and is an affiliate of Goldman Sachs. GSAMI, a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of December 31, 2003, GSAM and GSAMI, along with other units of the Investment Management Division (“IMD”) of Goldman Sachs, had assets under management of $375.7 billion.

Under an Asset Allocation Management Agreement with each Portfolio, the Investment Adviser, subject to the general supervision of the Trustees, provides advice as to each Portfolio’s investment transactions, including determinations concerning changes to (a) the Underlying Funds in which the Portfolios may invest; and (b) the percentage range of assets of any Portfolio that may be invested in the Underlying Equity Funds and the Underlying Fixed-Income Funds as separate groups.

The Investment Adviser also performs the following additional services for the Portfolios:

■	Supervises all non-advisory operations of the Portfolios
■	Provides personnel to perform necessary executive, administrative and clerical services to the Portfolios

30

SERVICE PROVIDERS

■	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
■	Maintains the records of each Portfolio
■	Provides office space and all necessary office equipment and services

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Portfolio’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
Portfolio	Contractual Rate	December 31, 2003

Balanced Strategy	0.35%	0.15%

Growth and Income Strategy	0.35%	0.15%

Growth Strategy	0.35%	0.15%

Aggressive Growth Strategy	0.35%	0.15%

The difference, if any, between the stated fees and the actual fees paid by the Portfolios reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

In addition, each Portfolio, as a shareholder in the Underlying Funds, will indirectly bear a proportionate share of any investment management fees and other expenses paid by the Underlying Funds. The following chart shows the total net operating expense ratios (management fee plus other operating expenses) of Institutional Shares of each Underlying Fund in which the Portfolios may invest after applicable fee waivers and expense limitations, as of the end of each Underlying Fund’s most recent fiscal year. In addition, the following chart shows the contractual investment management fees payable to the Investment Adviser or its affiliates by the Underlying Funds (in each case as an annualized percentage of a Fund’s average net assets). Absent voluntary fee waivers and/or expense

31

reimbursements, which may be discontinued at any time, the total operating expense ratios of certain Underlying Funds would be higher.

		Total Net
	Contractual	Operating
	Management	Expense
Underlying Fund	Fee	Ratio

Financial Square Prime Obligations	0.205%	0.18%

Short Duration Government	0.50%	0.54%

Core Fixed Income	0.40%	0.50%

Global Income	0.90%	0.69%

High Yield	0.70%	0.76%

CORE Large Cap Growth	0.75%	0.76%

CORE Large Cap Value	0.60%	0.70%

CORE Small Cap Equity	0.85%	0.93%

CORE International Equity	0.85%	1.01%

Emerging Markets Debt	0.80%	0.88%

Emerging Markets Equity	1.20%	1.59%

Real Estate Securities	1.00%	1.04%

PORTFOLIO MANAGERS

Robert B. Litterman, Ph.D., a Managing Director of Goldman Sachs, is the co-developer, along with the late Fischer Black, of the Black-Litterman Global Asset Allocation Model, a key tool in IMD’s asset allocation process. As Director of Quantitative Resources, Dr. Litterman oversees Quantitative Equities, the Quantitative Strategies Group, the Global Investment Strategies Group, and the Portfolio Analysis and Construction Environment (PACE) Group. In total, these groups include over 90 professionals. Prior to moving to IMD, Dr. Litterman, who became a Partner in 1994 was the head of the Firmwide Risk department. Preceding that time, Dr. Litterman spent eight years in the Fixed Income Division’s research department where he was co-director of the research and model development group.

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SERVICE PROVIDERS

Quantitative Strategies Group

■	The Quantitative Strategies Group consists of over 40 professionals, including eight Ph.Ds, with extensive academic and practitioner experience
■	Disciplined, quantitative models are used to determine the relative attractiveness of the world’s stock, bond and currency markets
■	Theory and economic intuition guide the investment process

Years
Primarily
Name and Title	Responsible	Five Year Employment History

Mark M. Carhart, Ph.D., CFA Managing Director, Co-Head Quantitative Strategies and Senior Portfolio Manager	Since 1998	Dr. Carhart joined the Investment Adviser as a member of the Quantitative Strategies team in 1997. From August 1995 to September 1997, he was Assistant Professor of Finance at the Marshall School of Business at USC and a Senior Fellow of the Wharton Financial Institutions Center.

Raymond J. Iwanowski Managing Director, Co-Head Quantitative Strategies and Senior Portfolio Manager	Since 1998	Mr. Iwanowski joined the Investment Adviser as a portfolio manager in 1997. From 1993 to 1997, he was a Vice President and head of the Fixed Derivatives Client Research group at Salomon Brothers.

Giorgio De Santis, Ph.D. Managing Director and Portfolio Manager	Since 1998	Dr. DeSantis joined the Investment Adviser in 1998. From 1992 to 1998, he was Assistant Professor of Finance and Business Economics at the Marshall School of Business at USC.

Joseph DeLuca Vice President, Portfolio and Product Manager	Since 2001	Mr. DeLuca joined the Investment Adviser in 2001. From 1997 to 2001, he worked in the Risk Management group of Goldman Sachs. From 1992 to 1997, he worked in the Structured Finance Services and Management Consulting groups at Chase Manhattan Bank.

Katinka Domotorffy, CFA Vice President and Portfolio Manager	Since 2001	Ms. Domotorffy joined the Investment Adviser as a member of the Quantitative Strategies Group in 1998. Prior to joining Goldman Sachs, she received her M.S. in Finance from the London School of Economics in 1998, and her B.S. from the University of Pennsylvania in 1997.

William J. Fallon, Ph.D. Vice President and Portfolio Manager	Since 1998	Dr. Fallon joined the Investment Adviser in 1998. From 1996 to 1998, he worked in the Firmwide Risk Group of Goldman Sachs. From 1991 to 1996, he attended Columbia University, where he earned a Ph.D. in Finance.

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Years
Primarily
Name and Title	Responsible	Five Year Employment History

Silverio Foresi, Ph.D. Vice President and Portfolio Manager	Since 2000	Dr. Foresi joined the Investment Adviser in 1999. From 1997 to 1999, he was head of Research in Emerging Markets Fixed Income Derivatives Trading at Salomon Brothers. From 1990 to 1997, Dr. Foresi was an Assistant Professor of Finance at New York University.

Guang-Liang He, Ph.D. Vice President and Portfolio Manager	Since 1998	Dr. He joined the Investment Adviser in 1998. In 1997, he worked in the Firmwide Risk Group of Goldman Sachs. From 1992 to 1997, he worked at Quantitative Financial Strategies, Inc. where he was responsible for the research and development of proprietary trading models.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of each Portfolio’s shares. Goldman Sachs, 4900 Sears Tower, Chicago, Illinois, 60606-6372, also serves as each Portfolio’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Underlying Funds or Portfolios. Goldman Sachs reserves the right to redeem at any time some or all of the shares acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to an Underlying Fund or limit an Underlying Fund’s investment activities. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Underlying Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Underlying Funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Underlying Funds. The results of an Underlying Fund’s investment activities, therefore, may differ from those of Goldman Sachs and its affiliates, and it is possible that an Underlying

34

SERVICE PROVIDERS

Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Underlying Funds may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. An Underlying Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Underlying Funds, and may also perform or seek to perform investment banking and financial services for those issuers.

Under a securities lending program approved by the Underlying Funds’ Board of Trustees, the Underlying Funds have retained an affiliate of the Investment Adviser to serve as the securities lending agent for each Underlying Fund to the extent that the Underlying Fund engages in the securities lending program. For these services, the lending agent may receive a fee from the Underlying Funds, including a fee based on the returns earned on the Underlying Funds’ investment of the cash received as collateral for the loaned securities. In addition, the Underlying Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Underlying Funds’ portfolio investment transactions.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM, the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, each of the Portfolios along with certain other investment portfolios of the Trust (collectively, the “Goldman Sachs Funds”) were named as nominal defendants.

The action, which is brought on behalf of all persons or entities who purchased, redeemed or held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), alleges violations of the Investment Company Act of 1940 (the “Investment Company Act”), the Investment Advisers Act of 1940 and common law breach of fiduciary duty. The complaint alleges, among other things, that during the Class Period, GSAM

35

charged the Goldman Sachs Funds improper Rule 12b-1 fees; made improper brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and made untrue statements of material fact in registration statements and reports filed pursuant to the Investment Company Act. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The plaintiffs in the case are seeking compensatory damages; punitive damages; rescission of GSAM’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM believes that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

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Dividends

Each Portfolio pays dividends from its investment company taxable income and distributions from net realized capital gains. You may choose to have dividends and distributions paid in:

■	Cash
■	Additional shares of the same class of the same Portfolio
■	Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply for certain Goldman Sachs Institutional Liquid Assets Portfolios (“ILA Portfolios”). See the Additional Statement.

You may indicate your election on your Account Application. Any changes may be submitted in writing to Goldman Sachs at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the applicable Portfolio.

The election to reinvest dividends and distributions in additional shares will not affect the tax treatment of such dividends and distributions, which will be treated as received by you and then used to purchase the shares.

Dividends from investment company taxable income and distributions from net realized capital gains are declared and paid as follows:

Investment
	Income	Capital Gains
Portfolio	Dividends	Distributions

Balanced Strategy	Quarterly	Annually

Growth and Income Strategy	Quarterly	Annually

Growth Strategy	Annually	Annually

Aggressive Growth Strategy	Annually	Annually

From time to time a portion of a Portfolio’s dividends may constitute a return of capital.

When you purchase shares of a Portfolio, part of the NAV per share may be represented by undistributed income or undistributed realized gains that have previously been earned by the Portfolio. Therefore, subsequent distributions on such shares from such income or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

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Shareholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Funds’ Institutional Shares.

HOW TO BUY SHARES

How Can I Purchase Institutional Shares Of The Funds?
You may purchase Institutional Shares on any business day at their NAV next determined after receipt of an order. No sales load is charged. You should place an order with Goldman Sachs at 1-800-621-2550 and either:

■	Wire federal funds to The Northern Trust Company (“Northern”), as subcustodian for State Street Bank and Trust Company (“State Street”) (each Fund’s custodian) on the next business day; or
■	Send a check or Federal Reserve draft payable to Goldman Sachs Funds— (Name of Fund and Class of Shares), 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372. The Fund will not accept a check drawn on a foreign bank or a third-party check.

In order to make an initial investment in a Fund, you must furnish to the Fund or Goldman Sachs the Account Application. Purchases of Institutional Shares must be settled within three business days of receipt of a complete purchase order.

How Do I Purchase Shares Through A Financial Institution?
Certain institutions (including banks, trust companies, brokers and investment advisers) that provide recordkeeping, reporting and processing services to their customers may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	A Fund will be deemed to have received an order in proper form when the order is accepted by the authorized institution or intermediary on a business day, and the order will be priced at the Fund’s NAV next determined after such acceptance.
■	Authorized institutions and intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your institution or intermediary to learn whether it is authorized to accept orders for the Trust.

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SHAREHOLDER GUIDE

These institutions may receive payments from the Funds or Goldman Sachs for the services provided by them with respect to the Funds’ Institutional Shares. These payments may be in addition to other payments borne by the Funds.

The Investment Adviser, Distributor and/or their affiliates may pay additional compensation from time to time, out of their assets and not as an additional charge to the Funds, to certain institutions and other persons in connection with the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. Additional compensation based on sales may, but is normally not expected to, exceed 0.50% (annualized) of the amount invested.

In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Institutional Shares. Information regarding these other share classes may be obtained from your sales representative or from Goldman Sachs by calling the number on the back cover of this Prospectus.

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What Is My Minimum Investment In The Funds?

Type of Investor	Minimum Investment

■ Banks, trust companies or other depository institutions investing for their own account or on behalf of their clients	$1,000,000 in Institutional Shares of a Fund alone or in combination with other assets under the management of GSAM and its affiliates
■ Section 401(k), profit sharing, money purchase
    pension, tax-sheltered annuity, defined benefit
    pension, or other employee benefit plans that are
    sponsored by one or more employers (including
    governmental or church employers) or
employee organizations
■ State, county, city or any instrumentality, department, authority or agency thereof
■ Corporations with at least $100 million in assets or in outstanding publicly traded securities
■ “Wrap” account sponsors (provided they have an agreement covering the arrangement with GSAM)
■ Registered investment advisers investing for accounts for which they receive asset-based fees
■ Foundations and endowments

■ Individual investors	$10,000,000
■ Qualified non-profit organizations and charitable trusts
■ Accounts over which GSAM or its advisory affiliates have investment discretion
■ Individual Retirement Accounts (IRAs) for which GSAM or its advisory affiliates act as fiduciary.	No minimum

The minimum investment requirement may be waived for current and former officers, partners, directors or employees of Goldman Sachs or any of its affiliates; brokerage or advisory clients of Goldman Sachs Private Wealth Management; and for other investors at the discretion of the Trust’s officers. No minimum amount is required for subsequent investments.

40

SHAREHOLDER GUIDE

What Else Should I Know About Share Purchases?
The Trust reserves the right to:

■	Refuse to open an account if you fail to (i) provide a Social Security Number or other taxpayer identification number; or (ii) certify that such number is correct (if required to do so under applicable law).
■	Modify or waive the minimum investment amounts.
■	Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of Institutional Shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent abrupt redemption might be, of a size that would disrupt the management of a Fund.
■	Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by a Fund’s Investment Adviser.

The Funds may allow you to purchase shares with securities instead of cash if consistent with a Fund’s investment policies and operations and if approved by the Fund’s Investment Adviser.

Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Funds. Applications without the required information, or (where applicable) without an indication that a Social Security Number or taxpayer identification number has been applied for, may not be accepted by the Funds. After accepting an application, to the extent permitted by applicable law or their customer identification program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; and (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity. The Funds and their agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

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How Are Shares Priced?
The price you pay or receive when you buy, sell or exchange Institutional Shares is the Fund’s next determined NAV. The Funds calculate NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Shares of the Class

The Funds’ investments are valued based on market quotations or, in the case of foreign securities, prices provided by an independent service (if available) that are intended to reflect more accurately the value of those securities at the time the Funds’ NAV is calculated. If market quotations or independent information is not readily available, or if the Investment Adviser believes that such quotations or prices do not accurately reflect fair value, the fair value of the Funds’ investments may be otherwise determined in good faith under procedures established by the Trustees. In providing the Funds’ daily fair valuations for such securities, an independent service will take into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depository receipts, futures contracts and foreign currency exchange rates. The use of an independent service and fair valuation involve the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

■	NAV per share of each class is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
■	When you buy shares, you pay the NAV next calculated after the Funds receive your order in proper form.
■	When you sell shares, you receive the NAV next calculated after the Funds receive your order in proper form.
■	The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were processed at an NAV other than a Fund’s official closing NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if

42

SHAREHOLDER GUIDE

the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency situation, please call 1-800-621-2550.

Foreign securities may trade in their local markets on days a Fund is closed. As a result, the NAV of a Fund that holds foreign securities may be impacted on days when investors may not purchase or redeem Fund shares.

In addition, if an event that affects the value of a security occurs after the publication of market quotations or independent service information used by a Fund to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

HOW TO SELL SHARES

How Can I Sell Institutional Shares Of The Funds?
You may arrange to take money out of your account by selling (redeeming) some or all of your shares. Generally, each Fund will redeem its Institutional Shares upon request on any business day at their NAV next determined after receipt of such request in proper form. You may request that redemption proceeds be sent to you by check or by wire (if the wire instructions are on record). Redemptions may be requested in writing or by telephone.

Instructions For Redemptions:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund name and Class of Shares
■ The dollar amount you want to sell
■ How and where to send the proceeds
■ Obtain a signature guarantee (see details below)
■ Mail your request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone redemption privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

Certain institutions and intermediaries are authorized to accept redemption requests on behalf of the Funds as described under “How Do I Purchase Shares Through A Financial Institution?”

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When Do I Need A Signature Guarantee To Redeem Shares?
A signature guarantee may be required if:

■	You would like the redemption proceeds sent to an address that is not your address of record; or
■	You would like to change your current bank designations.

A signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a signature guarantee. Additional documentation may be required for executors, trustees or corporations or when deemed appropriate by the Transfer Agent.

What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs employs reasonable procedures specified by the Trust to confirm that such instructions are genuine. If reasonable procedures are not employed, the Trust may be liable for any loss due to unauthorized or fraudulent transactions. The following general policies are currently in effect:

■	All telephone requests are recorded.
■	Any redemption request that requires money to go to an account or address other than that designated on the Account Application must be in writing and signed by an authorized person designated on the Account Application. The written request may be confirmed by telephone with both the requesting party and the designated bank account to verify instructions.
■	The telephone redemption option may be modified or terminated at any time.

Note: It may be difficult to make telephone redemptions in times of drastic economic or market conditions.

How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be wired as federal funds to the domestic bank account designated in your Account Application. The following general policies govern wiring redemption proceeds:

■	Redemption proceeds will normally be wired on the next business day in federal funds (for a total of one business day delay), but may be paid up to three business days following receipt of a properly executed wire transfer redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days. If the Federal Reserve Bank is closed on the day that the redemption proceeds would

44

SHAREHOLDER GUIDE

ordinarily be wired, wiring the redemption proceeds may be delayed one additional business day.
■	To change the bank designated on your Account Application, you must send written instructions signed by an authorized person designated on the account application to the Transfer Agent.
■	Neither the Trust, Goldman Sachs nor any other institution assumes any responsibility for the performance of your bank or any intermediaries in the transfer process. If a problem with such performance arises, you should deal directly with your bank or any such intermediaries.

By Check: You may elect in writing to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within three business days of a properly executed redemption request. If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:

■	Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
■	Institutions (including banks, trust companies, brokers and investment advisers) are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, these institutions may set times by which they must receive redemption requests. These institutions may also require additional documentation from you.

The Trust reserves the right to:

■	Redeem your shares if your account balance falls below $50 as a result of a redemption. The Funds will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days’ prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption.
■	Redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.
■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to a Fund as undeliverable or remain uncashed for six months. In addition, that

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distribution and all future distributions payable to you will be reinvested at the NAV on the day of reinvestment in additional Institutional Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Can I Exchange My Investment From One Fund To Another?
You may exchange Institutional Shares of a Fund at NAV for Institutional Shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice to you.

Instructions For Exchanging Shares:

By Writing:	■ Write a letter of instruction that includes:
■ Your name(s) and signature(s)
■ Your account number
■ The Fund names and Class of Shares
■ The dollar amount to be exchanged
■ Mail the request to: Goldman Sachs Funds 4900 Sears Tower 51st Floor Chicago, IL 60606-6372

By Telephone:	If you have elected the telephone exchange privilege on your Account Application:
■ 1-800-621-2550 (8:00 a.m. to 4:00 p.m. New York time)

You should keep in mind the following factors when making or considering an exchange:

■	You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
■	All exchanges which represent an initial investment in a Fund must satisfy the minimum initial investment requirements of that Fund, except that this requirement may be waived at the discretion of the Trust.
■	Telephone exchanges normally will be made only to an identically registered account.
■	Shares may be exchanged among accounts with different names, addresses and social security or other taxpayer identification numbers only if the exchange instructions are in writing and are signed by an authorized person designated on the Account Application.
■	Exchanges are available only in states where exchanges may be legally made.
■	It may be difficult to make telephone exchanges in times of drastic economic or market conditions.

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SHAREHOLDER GUIDE

■	Goldman Sachs may use reasonable procedures described under “What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
■	Exchanges into Funds that are closed to new investors may be restricted.

For federal income tax purposes, an exchange from one Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.

Restrictions on Excessive Trading Practices. The Trust does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made for long-term investment purposes only. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, harm Fund performance and negatively impact long-term shareholders. The Trust and Goldman Sachs will not be held liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust (or Goldman Sachs) and its shareholders, the Trust (or Goldman Sachs) will exercise these rights if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to a Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together.

What Types of Reports Will I Be Sent Regarding Investments In Institutional Shares?
You will receive an annual report containing audited financial statements and a semi-annual report. To eliminate unnecessary duplication, only one copy of such reports will be sent to shareholders with the same mailing address. If you would like a duplicate copy to be mailed to you, please contact Goldman Sachs Funds at 1-800-621-2550. You will also be provided with a printed confirmation for each transaction in your account and a monthly account statement. The Funds do not generally provide sub-accounting services.

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Taxation

As with any investment, you should consider how your investment in the Portfolios will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Portfolios.

Unless your investment is an IRA or other tax-advantaged account, you should consider the possible tax consequences of Portfolio distributions and the sale of your Portfolio shares.

DISTRIBUTIONS

Each Portfolio contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Portfolios are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash. For federal tax purposes, the Portfolios’ distributions attributable to short-term capital gains and net investment income are generally taxable to you as ordinary income while any distributions attributable to long-term capital gains are taxable as long-term capital gains, no matter how long you have owned your Portfolio shares.

Under recent changes to the Internal Revenue Code, the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is reduced to 15% (this reduced 15% tax rate expires, by its terms, in taxable years beginning after December 31, 2008). Also, Portfolio distributions to noncorporate shareholders attributable to dividends received by the Underlying Funds from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholder must own their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio’s ex-dividend date. The amount of a Portfolio’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of a Portfolio’s or Underlying Fund’s securities lending activities, portfolio turnover or investments in debt securities, real estate investment trusts or “non-qualified” foreign corporations.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. A percentage of the Portfolios’ dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced by a high

48

TAXATION

portfolio turnover rate. The Portfolios will inform shareholders of the character and tax status of all distributions promptly after the close of each calendar year.

The REIT investments of the underlying Real Estate Securities Fund often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Portfolios to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

Each Portfolio may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Portfolios may deduct these taxes in computing their taxable income.

If you buy shares of a Portfolio before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

SALES AND EXCHANGES

Your sale of Portfolio shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Portfolio shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION

When you open your account, you should provide your social security or tax identification number on your Account Application. By law, each Portfolio must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Portfolio to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax.

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Appendix A Additional Information on the Underlying Funds

This Appendix provides further information on certain types of investments and techniques that may be used by the Underlying Funds, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request, and in the prospectuses of the Underlying Funds.

The Underlying Equity Funds invest primarily in common stocks and other equity investments, including preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities (“equity investments”). The Underlying Fixed-Income Funds invest primarily in fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations and preferred stock.

The Short-Duration Government Fund invests in U.S. Government Securities and related repurchase agreements, and does not make foreign investments. The investments of the Financial Square Prime Obligations Fund are limited by SEC regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

A. General Risks of the Underlying Funds

The Underlying Equity Funds will be subject to the risks associated with common stocks and other equity investments. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the values of the equity investments that an Underlying Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Recently, stock markets have experienced substantial price volatility.

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APPENDIX A

The Underlying Fixed-Income Funds will be subject to the risks associated with fixed-income securities. These risks include interest rate risk, credit risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed-income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. Credit risk involves the risk that an issuer or guarantor could default on its obligations, and an Underlying Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

The Financial Square Prime Obligations Fund attempts to maintain a stable NAV of $1.00 per share and values its assets using the amortized cost method in accordance with SEC regulations. There is no assurance, however, that the Financial Square Prime Obligations Fund will be successful in maintaining its per share value at $1.00 on a continuous basis. The per share NAVs of the other Underlying Funds are expected to fluctuate on a daily basis.

The portfolio turnover rates of the Underlying Funds have ranged from 17% to 489% during their most recent fiscal years. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses which must be borne by an Underlying Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of an Underlying Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

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B. Other Risks of the Underlying Funds

Risks of Investing in Small Capitalization and Mid-Capitalization Companies. Certain Underlying Funds may, to the extent consistent with its investment policies, invest in small and mid-capitalization companies. Investments in small and mid-capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small and mid-capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in particular investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Small and mid-capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Transaction costs for these investments are often higher than those for larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Risks of Foreign Investments. Certain of the Underlying Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in

52

APPENDIX A

which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Concentration of an Underlying Fund’s assets in one or a few countries and currencies will subject a Fund to greater risks than if an Underlying Fund’s assets were not geographically concentrated.

Investment in sovereign debt obligations by a certain Underlying Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and an Underlying Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn an Underlying Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.

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A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.

Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Certain Underlying Funds may also invest in European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers. ADRs, GDRs and EDRs represent the right to receive securities of foreign issuers deposited in a bank or other depository. ADRs and certain GDRs are traded in the United States. GDRs may be traded in either the United States or in foreign markets. EDRs are traded primarily outside the United States. Prices of ADRs are quoted in U.S. dollars. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Risks of Euro. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. In addition, ten new countries, Cyprus, Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovakia and Slovenia, are preparing for entry into the EMU in 2004.

The European Central Bank has control over each country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is relatively new and untested. The elimination of currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot be fully assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that

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APPENDIX A

the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Underlying Funds. Because of the number of countries using this single currency, a significant portion of the assets held by certain Underlying Funds may be denominated in the euro.

Risks of Emerging Countries. Certain Underlying Funds may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, Eastern Europe, Latin, Central and South America, Africa and the Middle East. An Underlying Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of an Underlying Fund, the investment adviser, its affiliates and their respective clients and other service providers. An Underlying Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by an Underlying Fund. The repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), an Underlying Fund may invest in such countries through other investment funds in such countries.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries.

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Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.

An Underlying Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Underlying Fund.

Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve an Underlying Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for an Underlying Fund to value its portfolio securities and could cause the Underlying Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Underlying Fund has delivered or the Underlying Fund’s inability to complete its contractual obligations because of theft or other reasons.

The creditworthiness of the local securities firms used by an Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Underlying Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.

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APPENDIX A

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make an Underlying Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). An Underlying Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, an Underlying Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

An Underlying Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, their investment advisers do not currently anticipate that a significant portion of the Underlying Funds’ currency exposure in emerging countries, if any, will be covered by such instruments.

Risks of Derivative Investments. An Underlying Fund’s transactions, if any, in options, futures, options on futures, swaps, options on swaps, interest rate caps, floors and collars, structured securities, inverse floating-rate securities, stripped mortgage-backed securities and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the investment adviser is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices. Certain Underlying Funds may also invest in derivative investments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Derivative Mortgage-Backed Securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments

57

generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.

Risks of Investments in Central and South America. A significant portion of the Emerging Markets Debt Fund’s portfolio may be invested in issuers located in Central and South American countries. The economies of Central and South American countries have experienced considerable difficulties in the past decade, including high inflation rates, high interest rates and currency devaluations. As a result, Central and South American securities markets have experienced great volatility. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers. Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. Any of the foregoing risk factors could have an adverse impact on an Underlying Fund’s investments in Central and South America.

Risks of Illiquid Securities. The Underlying Funds may invest up to 15% (10% in the case of the Financial Square Prime Obligations Fund) of their net assets in

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APPENDIX A

illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Both domestic and foreign securities that are not readily marketable
■	Certain municipal leases and participation interests
■	Certain stripped mortgage-backed securities
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days
■	Certain over-the-counter options
■	Certain structured securities and all swap transactions
■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A Securities may decrease the liquidity of an Underlying Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Credit/Default Risks. Debt securities purchased by the Underlying Funds may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the Additional Statement.

Debt securities rated BBB- or higher by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable rating by another NRSRO are considered “investment grade.” Securities rated BBB- or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the investment adviser to be of comparable credit quality. If a security satisfies an Underlying Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Underlying Fund

59

will not be required to dispose of the security. If a downgrade occurs, the Underlying Fund’s investment adviser will consider what action, including the sale of the security, is in the best interest of the Underlying Fund and its shareholders.

Certain Underlying Funds may invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered predominantly speculative and may be questionable as to principal and interest payments.

In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in an Underlying Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Risks of Initial Public Offerings. Certain Underlying Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When an Underlying Fund’s asset base is small, a significant portion of the Underlying Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Underlying Fund. As the Underlying Fund’s assets grow, the effect of the Underlying Fund’s investments in IPOs on the Underlying Fund’s performance probably will decline, which could reduce the Underlying Fund’s performance. Because of the price volatility of IPO shares, an Underlying Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Underlying Fund’s portfolio and may lead to increased expenses to the Underlying Fund, such as commissions and transaction costs. By selling IPO shares, the Underlying Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that an Underlying Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for an Underlying Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional

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APPENDIX A

shares and by concentration of control in existing management and principal shareholders.

Non-Diversification and Concentration Risks. The Global Income Fund is registered as a “non-diversified” fund under the Investment Company Act and is, therefore, more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments. In addition, the Global Income Fund, and certain other Underlying Funds, may invest more than 25% of their total assets in the securities of corporate and governmental issuers located in a particular foreign country or region. Concentration of the investments of these or other Underlying Funds in issuers located in a particular country or region will subject the Underlying Fund, to a greater extent than if investments were less concentrated, to losses arising from adverse developments affecting those issuers or countries.

Temporary Investment Risks. The Underlying Funds may invest a substantial portion, and in some cases all, of their total assets, in cash equivalents for temporary periods. When an Underlying Fund’s assets are invested in such instruments, the Underlying Fund may not be achieving its investment objective.

C. Investment Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Underlying Funds, including their associated risks.

An Underlying Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Underlying Fund’s investment objective and policies. Further information is provided in the Additional Statement, which is available upon request.

U.S. Government Securities. Each Underlying Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (a) the full faith and credit of the U.S. Treasury; (b) the right of the issuer to borrow from the U.S. Treasury; (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently.

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Custodial Receipts and Trust Certificates. Each Underlying Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which an Underlying Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Underlying Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Underlying Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, an Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Underlying Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Mortgage-Backed Securities. The Underlying Funds (other than CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds (the “CORE Equity Funds”)) may invest in securities that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”). Mortgage-Backed Securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued Mortgage-Backed Securities are normally structured with one or more types of “credit enhancement.” However, these Mortgage-Backed Securities typically do not have the same credit standing as U.S. government guaranteed Mortgage-Backed Securities.

Mortgage-Backed Securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”), and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other Mortgage-Backed Securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate, and a final scheduled distribution rate. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

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APPENDIX A

Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of Mortgage-Backed Securities, and under certain interest rate and payment scenarios, the Underlying Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Mortgage-Backed Securities also include stripped Mortgage-Backed Securities (“SMBS”), which are derivative multiple class Mortgage-Backed Securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities. The Underlying Funds (other than the CORE Equity Funds) may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-Backed Securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Underlying Fund will be unable to possess and sell the underlying collateral and that the Underlying Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

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Municipal Securities. Certain Underlying Funds may invest in securities and instruments issued by state and local governmental issuers. Municipal securities in which an Underlying Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Municipal securities include both “general” and “revenue” bonds and may be issued to obtain funds for various public purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities. Such securities may pay fixed, variable or floating rates of interest. Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal securities in which the Underlying Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities.

The obligations of the issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected.

In addition, municipal securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment, but not a legal obligation, of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that an Underlying Fund would be unable to obtain another acceptable source of

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payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal securities may also be in the form of a tender option bond, which is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and an Underlying Fund’s duration. There is risk that an Underlying Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.

Municipal securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to an Underlying Fund that invests in municipal securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

Brady Bonds and Similar Instruments. Certain Underlying Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).

Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new

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credit, which may cause an Underlying Fund to suffer a loss of interest or principal on its holdings.

In addition, an Underlying Fund may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by Emerging Country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, an Underlying Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.

Corporate and Bank Obligations; Trust Preferred Securities; Convertible Securities. Certain Underlying Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of U.S. or foreign corporations to pay interest and repay principal. In addition, certain Underlying Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Certain Underlying Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.

Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than nonconvertible securities of similar quality. Convertible securities in which an Underlying Fund invests are subject to the same rating criteria as its

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APPENDIX A

other investments in fixed-income securities. Convertible securities have both equity and fixed-income risk characteristics. Like all fixed-income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed-income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.

Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Certain Underlying Funds may invest in zero coupon, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.

Rating Criteria. Except as noted below, the Underlying Equity Funds (other than the CORE Equity Funds, which may only invest in debt instruments that are cash equivalents) may invest in debt securities rated at least investment grade at the time of investment. Investment grade debt securities are securities rated BBB- or higher by Standard & Poor’s or Baa3 or higher by Moody’s. The International Growth Opportunities and the Emerging Markets Equity Funds may invest up to 20% of their net assets plus any borrowings for investment purposes (measured at time of purchase) and the Real Estate Securities Fund may invest up to 20% of its total assets not including securities lending collateral (measured at time of purchase) in debt securities which are rated in the lowest rating categories by Standard & Poor’s or Moody’s (i.e., BB or lower by Standard & Poor’s or Ba or lower by Moody’s), including securities rated D by Moody’s or Standard & Poor’s. Fixed-income securities rated BB or Ba or below (or comparable unrated securities) are commonly referred to as “junk bonds,” are considered predominately speculative and may be questionable as to principal and interest payments as described above.

Structured Securities and Inverse Floaters. Certain Underlying Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities,

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indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than many types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Structured securities include, but are not limited to, inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Floating and Variable Rate Obligations. Certain Underlying Funds may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. An Underlying Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

Foreign Currency Transactions. Certain Underlying Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Certain Underlying Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Underlying Funds may enter into foreign currency transactions to seek a closer correlation between the Underlying Fund’s overall currency exposures and the currency exposures of the Underlying Fund’s performance benchmark. Certain Underlying Funds may also

68

APPENDIX A

enter into such transactions to seek to increase total return, which is considered a speculative practice.

Certain Underlying Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. An Underlying Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the investment adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the investment adviser may anticipate the foreign currency to appreciate against the U.S. dollar).

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, an Underlying Fund’s NAV to fluctuate. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive an Underlying Fund of unrealized profits, transaction costs, or the benefits of a currency hedge, or could force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price.

Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Underlying Fund may write (sell) covered call and put options and purchase put and call options on any securities in which the Underlying Fund may invest or on any securities index consisting of securities in which it may invest. Certain Underlying Funds may also, to the extent consistent with their investment policies, purchase and sell (write) put and call options on foreign currencies.

The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of an

69

investment adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If an investment adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in an Underlying Fund’s investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The use of options can also increase an Underlying Fund’s transaction costs. Options written or purchased by the Underlying Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.

Yield Curve Options. Certain Underlying Funds may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Futures Contracts and Options on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. Certain Underlying Funds may engage in futures transactions on U.S. and (in the case of certain Underlying Funds) foreign exchanges.

Certain Underlying Funds may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to the extent an Underlying Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. An Underlying Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.

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APPENDIX A

The Trust, on behalf of each Underlying Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Underlying Funds.

Futures contracts and related options present the following risks:

■	While an Underlying Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance than if the Underlying Fund had not entered into any futures contracts or options transactions.
■	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and an Underlying Fund may be exposed to additional risk of loss.
■	The loss incurred by an Underlying Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
■	Futures markets are highly volatile and the use of futures may increase the volatility of an Underlying Fund’s NAV.
■	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to an Underlying Fund.
■	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
■	Foreign exchanges may not provide the same protection as U.S. exchanges.

Preferred Stock, Warrants and Rights. Certain Underlying Funds may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Loan Participations. Certain Underlying Funds may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. Loan

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participation interests may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Underlying Fund acts as co-lender in connection with a participation interest or when it acquires certain participation interests, the Underlying Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Underlying Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the Underlying Fund may be regarded as a creditor of the agent lender (rather than of the underlying corporate borrower), so that the Underlying Fund may also be subject to the risk that the agent lender may become insolvent.

REITs. The Real Estate Securities Fund expects to invest a substantial portion of its total assets in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate related loans. In addition, other Underlying Equity Funds may invest in REITs from time to time. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers and the qualification of the REITs under applicable regulatory requirements for favorable federal income tax treatment. REITs are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. Each Underlying Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Other Investment Companies. Certain Underlying Funds may invest in securities of other investment companies (including exchange-traded funds such as SPDRs and iSharesSM, as defined below) subject to statutory limitations prescribed by the Investment Company Act. These limitations include a prohibition on any Underlying Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of an Underlying Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. An Underlying Fund will indirectly bear its proportionate share of any management

72

APPENDIX A

fees and other expenses paid by such other investment companies. Although the Underlying Funds do not expect to do so in the foreseeable future, each Underlying Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Underlying Fund. Pursuant to an exemptive order obtained from the SEC, other investment companies in which an Underlying Fund may invest include money market funds for which the Investment Adviser or any of its affiliates serve as investment adviser, administrator or distributor.

Exchange-traded funds such as SPDRs and iSharesSM are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.

■	Standard and Poor’s Depositary Receipts™. The Underlying Equity Funds may, consistent with their investment policies, purchase Standard & Poor’s Depositary Receipts™ (“SPDRs”). SPDRs are securities traded on the American Stock Exchange (the “AMEX”) that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500®. The SPDR Trust is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500.
■	iSharesSM. iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the MSCI indices for various countries and regions. iShares are listed on the AMEX and were initially offered to the public in 1996. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iShares on the AMEX. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares occur in the future, the liquidity and value of an Underlying Equity Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, an Underlying Equity Fund could be required to reconsider the use of iShares as part of its investment strategy.

Unseasoned Companies. Certain Underlying Funds may invest in companies which (together with their predecessors) have operated less than three years. The securities

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of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Non-Investment Grade Fixed-Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered predominantly speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed-income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Non-investment grade fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain.

Equity Swaps. Each Underlying Equity Fund may invest up to 15% of its net assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment.

An equity swap may be used by an Underlying Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps are derivatives and their value can be very volatile. To the extent that an investment adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, an Underlying Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, an Underlying Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, an Underlying Fund may be unable to terminate its obligations when desired.

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APPENDIX A

When-Issued Securities and Forward Commitments. Each Underlying Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Underlying Fund at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although an Underlying Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, an Underlying Fund may dispose of when-issued securities or forward commitments prior to settlement if its investment adviser deems it appropriate.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Certain Underlying Funds may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Some Underlying Funds may also enter into repurchase agreements involving certain foreign government securities.

If the other party or “seller” defaults, an Underlying Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Underlying Fund are less than the repurchase price and the Underlying Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, an Underlying Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

Certain Underlying Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Lending of Portfolio Securities. Each Underlying Fund may engage in securities lending. Securities lending involves the lending of securities owned by an Underlying

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Fund to financial institutions such as certain broker-dealers, including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. Government Securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by an Underlying Fund in short-term investments, including unregistered investment pools managed by the Investment Adviser or its affiliates. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and an Underlying Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If an investment adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of an Underlying Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

An Underlying Fund may lend its securities to increase its income. An Underlying Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Underlying Fund or becomes insolvent.

Short Sales Against-the-Box. Certain Underlying Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open the Underlying Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without the payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.

Mortgage Dollar Rolls. Certain Underlying Funds may enter into “mortgage dollar rolls.” In mortgage dollar rolls, an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Underlying Fund’s performance.

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APPENDIX A

Successful use of mortgage dollar rolls depends upon an investment adviser’s ability to predict correctly interest rates and mortgage prepayments. If the investment adviser is incorrect in its prediction, an Underlying Fund may experience a loss. The Underlying Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

Borrowings and Reverse Repurchase Agreements. Each Underlying Fund can borrow money from banks and other financial institutions, and certain Underlying Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets. An Underlying Fund may not make additional investments if borrowings exceed 5% of its total assets. Reverse repurchase agreements involve the sale of securities held by an Underlying Fund subject to the Underlying Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the investment adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leveraging. If the securities held by an Underlying Fund decline in value while these transactions are outstanding, the NAV of the Underlying Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by an Underlying Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by an Underlying Fund will decline below the price the Underlying Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Underlying Fund.

Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. To the extent consistent with their investment policies, certain Underlying Funds may enter into interest rate swaps, mortgage swaps, credit swaps, currency swaps, total return swaps, options on swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the

77

occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give an Underlying Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Underlying Fund may also be required to pay the dollar value of that decline to the counterparty. The Underlying Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Certain Underlying Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an investment adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of an Underlying Fund would be less favorable than it would have been if these investment techniques were not used.

78

Appendix B Financial Highlights

The financial highlights tables are intended to help you understand a Portfolio’s Financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information for the period ended December 31, 2003 has been audited by Ernst & Young LLP, whose report, along with the Portfolios’ financial statements, is included in the Portfolios’ annual report (available upon request). The information for the periods ended December 31, 2000 to December 31, 2002 has been audited by the Portfolios’ former independent auditors. The information for the period ended December 31, 1999 has been audited by another of the Portfolios’ previous independent auditors, who have ceased operations.

BALANCED STRATEGY PORTFOLIO

	Balanced Strategy Portfolio—Institutional Shares

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$8.83	$9.43	$10.16	$10.99	$10.32

Income (loss) from investment operations

Net investment income	0.26 [b]	0.29 [b]	0.36 [b]	0.53 [b]	0.37

Net realized and unrealized gain (loss)	1.18	(0.60)	(0.60)	(0.55)	0.74

Total from investment operations	1.44	(0.31)	(0.24)	(0.02)	1.11

Distributions to shareholders

From net investment income	(0.27)	(0.29)	(0.35)	(0.54)	(0.37)

In excess of net investment income	—	—	—	(0.01)	(0.07)

From net realized gains	—	—	(0.14)	(0.26)	—

Total distributions	(0.27)	(0.29)	(0.49)	(0.81)	(0.44)

Net asset value, end of year	$10.00	$8.83	$9.43	$10.16	$10.99

Total return[a]	16.57%	(3.35)%	(2.21)%	(0.25)%	10.92%

Net assets at end of year (in 000s)	$30,676	$28,778	$9,278	$1,924	$1,753

Ratio of net expenses to average net assets[c]	0.20%	0.20%	0.19%	0.19%	0.19%

Ratio of net investment income to average net assets	2.84%	3.19%	3.74%	4.94%	3.93%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[c]	0.63%	0.70%	0.65%	0.69%	0.65%

Ratio of net investment income to average net assets	2.41%	2.69%	3.28%	4.44%	3.47%

Portfolio turnover rate	41%	40%	51%	23%	51%

See page 83 for all footnotes.

79

GROWTH AND INCOME STRATEGY PORTFOLIO

	Growth and Income Strategy Portfolio—Institutional Shares

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$8.40	$9.39	$10.66	$11.71	$10.39

Income (loss) from investment operations

Net investment income	0.27 [b]	0.21 [b]	0.25 [b]	0.44 [b]	0.27

Net realized and unrealized gain (loss)	1.81	(0.96)	(0.99)	(0.91)	1.39

Total from investment operations	2.08	(0.75)	(0.74)	(0.47)	1.66

Distributions to shareholders

From net investment income	(0.29)	(0.24)	(0.26)	(0.45)	(0.27)

In excess of net investment income	—	—	—	(0.06)	(0.06)

From net realized gains	—	—	(0.27)	(0.07)	(0.01)

Total distributions	(0.29)	(0.24)	(0.53)	(0.58)	(0.34)

Net asset value, end of year	$10.19	$8.40	$9.39	$10.66	$11.71

Total return[a]	25.12%	(8.08)%	(6.95)%	(3.99)%	16.14%

Net assets at end of year (in 000s)	$10,938	$5,476	$18,107	$18,763	$29,200

Ratio of net expenses to average net assets[c]	0.20%	0.20%	0.19%	0.19%	0.19%

Ratio of net investment income to average net assets	3.01%	2.36%	2.52%	3.87%	2.53%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[c]	0.49%	0.50%	0.45%	0.47%	0.45%

Ratio of net investment income to average net assets	2.72%	2.06%	2.26%	3.59%	2.27%

Portfolio turnover rate	38%	31%	42%	20%	49%

See page 83 for all footnotes.

80

APPENDIX B

GROWTH STRATEGY PORTFOLIO

	Growth Strategy Portfolio—Institutional Shares

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$7.91	$9.30	$10.87	$12.23	$10.29

Income (loss) from investment operations

Net investment income	0.17 [b]	0.13 [b]	0.16 [b]	0.25 [b]	0.13

Net realized and unrealized gain (loss)	2.30	(1.36)	(1.32)	(1.26)	2.05

Total from investment operations	2.47	(1.23)	(1.16)	(1.01)	2.18

Distributions to shareholders

From net investment income	(0.17)	(0.16)	(0.17)	(0.25)	(0.13)

In excess of net investment income	—	—	—	(0.10)	(0.11)

From net realized gains	—	—	(0.24)	—	—

Total distributions	(0.17)	(0.16)	(0.41)	(0.35)	(0.24)

Net asset value, end of year	$10.21	$7.91	$9.30	$10.87	$12.23

Total return[a]	31.30%	(13.25)%	(10.55)%	(8.28)%	21.24%

Net assets at end of year (in 000s)	$8,747	$3,525	$7,324	$4,234	$5,891

Ratio of net expenses to average net assets[c]	0.20%	0.20%	0.19%	0.19%	0.19%

Ratio of net investment income to average net assets	1.92%	1.52%	1.65%	2.10%	1.40%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[c]	0.52%	0.53%	0.48%	0.49%	0.47%

Ratio of net investment income (loss) to average net assets	1.60%	1.19%	1.36%	1.80%	1.12%

Portfolio turnover rate	46%	23%	40%	23%	50%

See page 83 for all footnotes.

81

AGGRESSIVE GROWTH STRATEGY PORTFOLIO

	Aggressive Growth Strategy Portfolio—Institutional Shares

	Years Ended December 31,

	2003	2002	2001	2000	1999

Net asset value, beginning of year	$7.77	$9.27	$10.70	$12.60	$10.16

Income (loss) from investment operations

Net investment income (loss)	0.08 [b]	0.04 [b]	0.02 [b]	0.10 [b]	0.06

Net realized and unrealized gain (loss)	2.68	(1.54)	(1.45)	(1.51)	2.55

Total from investment operations	2.76	(1.50)	(1.43)	(1.41)	2.61

Distributions to shareholders

From net investment income	(0.10)	—	—	—	(0.06)

In excess of net investment income	—	—	—	(0.20)	(0.11)

From net realized gains	—	—	—	(0.29)	—

Total distributions	(0.10)	—	—	(0.49)	(0.17)

Net asset value, end of year	$10.43	$7.77	$9.27	$10.70	$12.60

Total return[a]	35.51%	(16.18)%	(13.36)%	(11.07)%	25.74%

Net assets at end of year (in 000s)	$4,881	$3,961	$7,248	$6,011	$3,570

Ratio of net expenses to average net assets[c]	0.20%	0.20%	0.19%	0.19%	0.19%

Ratio of net investment income (loss) to average net assets	0.88%	0.48%	0.25%	0.84%	0.66%

Ratios assuming no expense reductions

Ratio of expenses to average net assets[c]	0.63%	0.66%	0.57%	0.59%	0.60%

Ratio of net investment income (loss) to average net assets	0.45%	0.02%	(0.13)%	0.44%	0.25%

Portfolio turnover rate	36%	27%	43%	19%	47%

See page 83 for all footnotes.

82

APPENDIX B

Footnotes:

a	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if sales or redemption charges were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
b	Calculated based on the average shares outstanding methodology.
c	Expense ratios exclude expenses of the Underlying Funds.

83

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Index

1 General Investment Management Approach

3 Portfolio Investment Objectives and Strategies
3 Goldman Sachs Balanced Strategy Portfolio
4 Goldman Sachs Growth and Income Strategy Portfolio
5 Goldman Sachs Growth Strategy Portfolio
6 Goldman Sachs Aggressive Growth Strategy Portfolio

7 Principal Investment Strategies

9 Principal Risks of the Portfolios

12 Description of the Underlying Funds

16 Principal Risks of the Underlying Funds

20 Portfolio Performance

26 Portfolio Fees and Expenses

30 Service Providers

37 Dividends

38 Shareholder Guide
38	How To Buy Shares
43	How To Sell Shares

48 Taxation

50 Appendix A Additional Information on the Underlying Funds

79 Appendix B Financial Highlights

Asset Allocation Portfolios Prospectus (Institutional Shares)

FOR MORE INFORMATION

Annual/ Semi-annual Report

Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders. In the Portfolios’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during the last fiscal year.

Statement of Additional Information
Additional information about the Portfolios and their policies is also available in the Portfolios’ Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolios’ annual and semi-annual reports, and the Additional Statement, are available free upon request by calling Goldman Sachs at 1-800-621-2550.

To obtain other information and for shareholder inquiries:

■ By telephone:	1-800-621-2550

■ By mail:	Goldman Sachs Funds, 4900 Sears Tower, 51st Floor, Chicago, IL 60606-6372

■ By e-mail:	gs-funds@gs.com

■ On the Internet (text- only versions):	SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Portfolio documents by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Portfolio documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Portfolios’ investment company registration number is 811-5349.

CORESM is a service mark of Goldman, Sachs & Co.
GSAM® is a registered service mark of Goldman, Sachs & Co.

AAPROINST

GOLDMAN SACHS MONEY MARKET FUNDS

GOLDMAN SACHS — INSTITUTIONAL LIQUID ASSETS PORTFOLIOS
FINANCIAL SQUARE FUNDS

STATEMENT OF ADDITIONAL INFORMATION
DATED APRIL 29, 2004

ILA SHARES
ILA ADMINISTRATION SHARES
ILA SERVICE SHARES
ILA CLASS B SHARES
ILA CLASS C SHARES
ILA CASH MANAGEMENT SHARES
FST SHARES
FST SERVICE SHARES
FST ADMINISTRATION SHARES
FST PREFERRED SHARES
FST SELECT SHARES
FST CAPITAL SHARES

     Goldman Sachs Trust (the “Trust”) is an open-end management investment company (or mutual fund) which includes the Goldman Sachs — Institutional Liquid Assets Portfolios and Financial Square Funds. This Statement of Additional Information relates solely to the offering of (i) ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares of: Prime Obligations Portfolio (“ILA Prime Obligations Portfolio”), Money Market Portfolio (“ILA Money Market Portfolio”), Treasury Obligations Portfolio (“ILA Treasury Obligations Portfolio”), Treasury Instruments Portfolio (“ILA Treasury Instruments Portfolio”), Government Portfolio (“ILA Government Portfolio”), Federal Portfolio (“ILA Federal Portfolio”), Tax-Exempt Diversified Portfolio (“ILA Tax-Exempt Diversified Portfolio”), Tax-Exempt California Portfolio (“ILA Tax-Exempt California Portfolio”) and Tax-Exempt New York Portfolio (“ILA Tax-Exempt New York Portfolio”); (ii) ILA Class B and Class C Shares of ILA Prime Obligations Portfolio (individually, an “ILA Portfolio” and collectively the “ILA Portfolios”); and (iii) FST Shares, FST Service Shares, FST Administration Shares, FST Preferred Shares, FST Select Shares and FST Capital Shares of: Goldman Sachs — Financial Square Prime Obligations Fund (“FS Prime Obligations Fund”), Goldman Sachs — Financial Square Money Market Fund (“FS Money Market Fund”), Goldman Sachs — Financial Square Treasury Obligations Fund (“FS Treasury Obligations Fund”), Goldman Sachs — Financial Square Treasury Instruments Fund (“FS Treasury Instruments Fund”), Goldman Sachs — Financial Square Government Fund (“FS Government Fund”), Goldman Sachs — Financial Square Federal Fund (“FS Federal Fund”) and Goldman Sachs — Financial Square Tax-Free Money Market Fund (“FS Tax-Free Fund”) (individually, a “Financial Square Fund,” collectively the “Financial Square Funds” and together with the ILA Portfolios, the “Series”).

     Goldman Sachs Asset Management, L.P. (GSAM” or the “Investment Adviser”) serves as the Series’ investment adviser. Goldman, Sachs & Co. (“Goldman Sachs”) serves as distributor and transfer agent to the Series.

     The Goldman Sachs Funds offer banks, corporate cash managers, investment advisers and other institutional investors a family of professionally-managed mutual funds, including money market, fixed income and equity funds, and a range of related services. All products are designed to provide clients with the benefit of the expertise of GSAM and its affiliates in security selection, asset allocation, portfolio construction and day-to-day management.

     The hallmark of the Goldman Sachs Funds is personalized service, which reflects the priority that Goldman Sachs places on serving clients’ interests. Service organizations and other Goldman Sachs clients will be assigned an Account Administrator (“AA”), who is ready to help with questions concerning their accounts. During business hours, service organizations and other Goldman Sachs clients can call their AA through a toll-free number to place purchase or redemption orders or to obtain Series and account information. The AA can also answer inquiries about rates of return and portfolio composition/holdings, and guide service organizations through operational details. The Goldman Sachs Funds allow service organizations to purchase and redeem shares and access account information via the Internet.

     This Statement of Additional Information (“Additional Statement”) is not a Prospectus and should be read in conjunction with the Prospectuses for the Series and share classes mentioned above, each dated April 29, 2004, as those Prospectuses may be further amended and supplemented from time to time. A copy of each Prospectus may be obtained without charge from service organizations, or by calling Goldman, Sachs & Co. at 1-800-621-2550 or by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606.

     The audited financial statements and related report of PricewaterhouseCoopers LLP, independent public accountants for the ILA Portfolios and Financial Square Funds, contained in the ILA Portfolios’ and Financial Square Funds’ 2003 Annual Reports are incorporated herein by reference in the section “Financial Statements.” No other portions of the Series’ Annual Reports are incorporated by reference.

     Goldman Sachs Financial Square Fund SM is a service mark of Goldman Sachs & Co.

     GSAM® is a registered service mark of Goldman, Sachs & Co.

     The date of this Additional Statement is April 29, 2004.

TABLE OF CONTENTS

Page in
Statement of
Additional
Information
INVESTMENT POLICIES AND PRACTICES	1
INVESTMENT LIMITATIONS	50
TRUSTEES AND OFFICERS	56
THE INVESTMENT ADVISER, DISTRIBUTOR AND TRANSFER AGENT	65
POTENTIAL CONFLICTS OF INTEREST	71
PORTFOLIO TRANSACTIONS	77
NET ASSET VALUE	78
REDEMPTIONS	80
CALCULATION OF YIELD QUOTATIONS	81
TAX INFORMATION	89
ORGANIZATION AND CAPITALIZATION	95
CUSTODIAN AND SUBCUSTODIAN	101
INDEPENDENT AUDITORS	102
FINANCIAL STATEMENTS	102
PROXY VOTING	102
OTHER INFORMATION	103
ADMINISTRATION PLANS	105

Page in
Statement of
Additional
Information
SERVICE AND SHAREHOLDER ADMINISTRATION PLANS	108
SELECT PLAN	111
CAPITAL ADMINISTRATION PLAN	112
DISTRIBUTION AND SERVICE PLANS	114
APPENDIX A DESCRIPTION OF DEBT SECURITIES RATINGS	A-1
ISS PROXY VOTING GUIDELINES SUMMARY	B-1
BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.	C-1

- ii -

INVESTMENT POLICIES AND PRACTICES

     Each Series is a separate pool of assets which pursues its investment objective through separate investment policies. Each Series other than the ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio is a diversified, open-end management investment company (as defined in the Investment Company Act of 1940, as amended (the “Act”)). The ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio are non-diversified open-end management investment companies, as defined in the Act. Capitalized terms used but not defined herein have the same meaning as in the Prospectus. The following discussion elaborates on the description of each Series’ investment policies and practices contained in the Prospectus.

     All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, with respect to the ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Treasury Instruments Fund, FS Government Fund, and FS Federal Fund, to the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty-days notice in the manner prescribed by the SEC before any change in a Series’ policy to invest, under normal circumstances, in the particular type of investment suggested by its name.

     To the extent described in the Prospectus and further below, the policies of the ILA Treasury Obligations Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Treasury Obligations Fund and FS Tax-Free Money Market Fund to invest at least 80% of their net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in the particular type of investments suggested by their respective names are fundamental policies that may not be changed without shareholder approval.

U.S. Government Securities

     Each Series (except the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio and FS Treasury Obligations Fund, FS Treasury Instruments Fund and FS Tax-Free Fund) may invest in government securities, which are obligations issued or guaranteed by the U.S. Government and its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

     U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.

     Each Series (except the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund) may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Custodial Receipts

     Each Series (other than the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government Fund, and FS Federal Fund) may also acquire U.S. Government Securities, municipal obligations or other debt instruments in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Government Securities, municipal obligations or other debt instruments. Such securities are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities” (“CATS”). Although custodial receipts involving U.S. Government Securities are not considered U.S. Government Securities for certain securities law purposes, the securities underlying such receipts are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities.

Bank and Corporate Obligations

     Each Series (other than ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government Fund and FS Federal Fund) may invest in commercial paper, including variable amount master demand notes and asset-backed commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, and finance companies. The commercial paper purchased by the Series consists of direct U.S. dollar-denominated obligations of domestic or, in the case of ILA Money Market Portfolio and FS Money Market Fund, foreign issuers. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund may invest only in tax-exempt commercial paper. Bank obligations in which the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest include certificates of deposit, unsecured bank promissory notes, bankers’ acceptances, fixed time deposits and other debt obligations. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.

     Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

     The ILA Money Market Portfolio and FS Money Market Fund will invest more than 25% of their total assets in bank obligations (whether foreign or domestic), including bank commercial paper. However, if adverse economic conditions prevail in the banking industry (such as substantial losses on loans, increases in non-performing assets and charge-offs and declines in total deposits) these Series may, for defensive purposes, temporarily invest less than 25% of their total assets in bank obligations. As a result, the Series may be especially affected by favorable and adverse developments in or related to the banking industry. The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of domestic and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.

     The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest in other short-term obligations, including short-term funding agreements payable in U.S. dollars and issued or guaranteed by U.S. corporations, foreign corporations (with respect to the ILA Money Market Portfolio and FS Money Market Fund) or other entities. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee a stream of payments over time. A funding agreement has a fixed maturity date and may have either a fixed or variable interest rate that is based on an index and guaranteed for a set time period. Because there is generally no secondary market for these investments, funding agreements purchased by a Series may be regarded as illiquid.

Repurchase Agreements

     Each Series (other than the ILA Treasury Instruments Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Treasury Instruments Fund and FS Tax-Free Fund) may enter into repurchase agreements with securities dealers and banks which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. A repurchase agreement is similar to a collateralized loan, but involves an arrangement under which the purchaser (i.e., the Series) purchases securities subject to the seller’s agreement, at the time of sale, to repurchase the securities at a specified time and price. These securities may include securities that could not be held by a Portfolio without the seller’s repurchase commitment. The ILA Federal Portfolio and FS Federal Fund may, but do not presently intend to, invest in repurchase agreements.

     Custody of the securities will be maintained by the Series’ custodian or subcustodian for the duration of the agreement. The repurchase price may be higher than the purchase price, the difference being income to the Series, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Series together with the repurchase price on repurchase. In either case, the income to the Series is unrelated to the investment return, if any, on the securities subject to the repurchase agreement. The seller of a repurchase agreement will agree that the value of the purchased securities will at all times equal or exceed the repurchase price during the term of the repurchase agreement.

     Repurchase agreements pose certain risks for the Series that utilize them. Such risks are not unique to the Series but are inherent in repurchase agreements. The Series seek to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

     For purposes of the Investment Company Act of 1940, as amended (the “Act”), and generally, for tax purposes, a repurchase agreement is deemed to be a loan from the Series to the seller of the securities. It is not clear whether for other purposes a court would consider the securities purchased by the Series subject to a repurchase agreement as being owned by the Series or as being collateral for a loan by the Series to the seller.

     If, in the event of bankruptcy or insolvency proceedings concerning the seller of the securities, a court holds that the Series does not have a perfected security interest in the securities, the Series may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Series would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Series utilize custodians and subcustodians that the Investment Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Investment Adviser analyzes the creditworthiness of the obligor, in this case the seller of the securities. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

     Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, a Series may encounter delay and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in the value of the securities or other collateral, in which case a Series may not recover the full amount it paid for the securities. Certain Series may enter into repurchase agreements that involve securities that would be subject to a court “stay” in the event of the seller’s bankruptcy or insolvency. A “stay” will prevent a Series from selling the securities it holds under a repurchase agreement until permitted by a court. In these situations a Series will be subject to greater risk that the value of the securities will decline before they are sold, and that the Series will experience a loss.

     Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, whether or not the seller is bankrupt or insolvent. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Series will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. It is possible that, with respect to certain repurchase agreements, a trustee for a bankrupt or insolvent seller could be able to demand the return of any additional securities that were previously delivered to the Series for this purpose, and a Series could incur a loss for this reason.

     Each Series may not invest in repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the net assets of that Series (taken at market value) would be invested in such investments and other securities which are not readily marketable . Certain repurchase agreements which mature in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     In addition, each Series (other than the ILA Treasury Instruments Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Treasury Instruments Fund and FS Tax-Free Fund), together with other registered investment companies having management agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Foreign Securities

     The ILA Money Market Portfolio and FS Money Market Fund may invest in certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, fixed time deposits and other debt obligations issued or guaranteed by major foreign banks which have more than $1 billion in total assets at the time of purchase, U.S. branches of such foreign banks (Yankee obligations), foreign branches of such foreign banks and foreign branches of U.S. banks. The ILA Prime Obligations Portfolio and FS Prime Obligations Fund may invest in certificates of deposit, commercial paper, unsecured bank promissory notes, bankers’ acceptances, fixed time deposits and other obligations issued by foreign branches of U.S. banks. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund may also invest in municipal instruments backed by letters of credit or other forms of credit enhancement issued by foreign banks which have a branch, agency or subsidiary in the U.S. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the ILA Money Market Portfolio and FS Money Market Fund are restricted to purchasing U.S. dollar-denominated securities, but are not otherwise precluded from purchasing securities of foreign issuers.

     The ILA Money Market Portfolio and FS Money Market Fund may invest in U.S. dollar-denominated obligations (limited to commercial paper and other notes) issued or guaranteed by a foreign government. The ILA Money Market Portfolio and FS Money Market Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by any entity located or organized in a foreign country that maintains a short-term foreign currency rating in the highest short-term ratings category by the requisite number of nationally recognized statistical rating organizations (“NRSROs”). The ILA Money Market Portfolio and FS Money Market Fund may not invest more than 25% of their total assets in the securities of any one foreign government.

     Investments in foreign securities and bank obligations may involve considerations different from investments in domestic securities due to limited publicly available information; non-uniform accounting standards; the possible imposition of withholding or confiscatory taxes; the possible adoption of foreign governmental restrictions affecting the payment of principal and interest; expropriation; or other adverse political or economic developments. In addition, it may be more difficult to obtain and enforce a judgment against a foreign issuer or a foreign branch of a domestic bank and the legal remedies for investors may be more limited than the remedies available in the United States.

Asset-Backed and Receivables-Backed Securities

     The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest in asset-backed and receivables-backed securities. Asset-backed and receivables-backed securities represent participations in, or are secured by and payable from, pools of assets such as mortgages, motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements, corporate receivables and other categories of receivables. Such asset pools are securitized through the use of privately-formed trusts or special purpose vehicles. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution or other credit enhancements may be present. The value of a Series’ investments in asset-backed and receivables-backed securities may be adversely affected by prepayment of the underlying obligations. In addition, the risk of prepayment may cause the value of these investments to be more volatile than a Series’ other investments.

     Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases, trade receivables and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures. Consistent with their respective investment objectives and policies, the Series may invest in these and other types of asset-backed securities that may be developed. This Additional Statement will be amended or supplemented as necessary to reflect the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund intention to invest in asset-backed securities with characteristics that are materially different from the securities described in the preceding paragraph. However, a Series will generally not invest in an asset-backed security if the income received with respect to its investment constitutes rental income or other income not treated as qualifying income under the 90% test described in “Tax Information” below.

     As set forth below, several types of asset-backed and receivables-backed securities are offered to investors, including for example, Certificates for Automobile Receivablessm (“CARSsm”) and interests in pools of credit card receivables. CARSsm represent undivided fractional interests in a trust (“CAR Trust”) whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSsm are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CAR Trust. An investor’s return on CARSsm may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CAR Trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or servicer. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, the provision of a reserve fund, or a combination thereof to ensure, subject to certain limitations that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transactions or through a combination of such approaches. The degree of credit support provided for each issue is generally based on historical information reflecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the value of or return on an investment in such a security.

     The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments could require the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund to dispose of any then existing holdings of such securities.

     To the extent consistent with its investment objectives and policies, each of the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest in new types of mortgage-related securities and in other asset-backed securities that may be developed in the future.

Forward Commitments and When-Issued Securities

     Each Series may purchase securities on a when-issued basis and enter into forward commitments. These transactions involve a commitment by the Series to purchase or sell securities at a future date beyond the customary settlement time. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges, but may be traded over-the-counter.

     A Series will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Series may dispose of or renegotiate a commitment after entering into it. A Series also may sell securities it has committed to purchase before those securities are delivered to the Series on the settlement date. The Series may realize capital gains or losses in connection with these transactions; distributions from any net capital gains would be taxable to its shareholders. For purposes of determining a Series’ average dollar weighted maturity, the maturity of when-issued or forward commitment securities for fixed-rate obligations will be calculated from the commitment date.

     When a Series purchases securities on a when-issued or forward commitment basis, the Series will segregate cash or liquid assets having a value (determined daily) at least equal to the amount of the Series’ purchase commitments. Alternatively, a Series may enter into off-setting contracts for the forward sale of securities. These procedures are designed to ensure that the Series will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Variable Amount Master Demand Notes

     Each Series (other than the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, and FS Federal Fund) may purchase variable amount master demand notes. These obligations permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Series, as lender, and the borrower. Variable amount master demand notes are direct lending arrangements between the lender and borrower and are not generally transferable, nor are they ordinarily rated. A Series may invest in them only if the Investment Adviser believes that the notes are of comparable quality to the other obligations in which that Series may invest.

Variable Rate and Floating Rate Obligations

     The interest rates payable on certain fixed income securities in which a Series may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

     Each Series (other than the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government Fund and FS Federal Fund) may purchase variable and floating rate demand instruments that are municipal obligations or other debt securities issued by corporations and other non-governmental issuers that possess a floating or variable interest rate adjustment formula. These instruments permit a Series to demand payment of the principal balance plus unpaid accrued interest upon a specified number of days’ notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument.

     The terms of the variable or floating rate demand instruments that a Series may purchase provide that interest rates are adjustable at intervals ranging from daily up to 397 calendar days, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days’ notice. Others, such as instruments with quarterly or semi-annual interest rate adjustments, may be put back to the issuer on designated days, usually on not more than thirty days’ notice. Still others are automatically called by the issuer unless the Series instructs otherwise. The Trust, on behalf of the Series, intends to exercise the demand only (i) upon a default under the terms of the debt security; (ii) as needed to provide liquidity to a Series; (iii) to maintain the respective quality standards of a Series’ investment portfolio; or (iv) to attain a more optimal portfolio structure. A Series will determine the variable or floating rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. To be eligible for purchase by a Series, a variable or floating rate demand instrument which is unrated must have high quality characteristics similar to other obligations in which the Series may invest. The Investment Adviser may determine that an unrated variable or floating rate demand instrument meets a Series’ quality criteria by reason of being backed by a letter of credit, guarantee, or demand feature issued by an entity that meets the quality criteria for the Series. Thus, either the credit of the issuer of the obligation or the provider of the credit support or both will meet the quality standards of the Series.

     As stated in the Prospectuses, the Series may consider the maturity of a long-term variable or floating rate demand instrument to be shorter than its ultimate stated maturity under specified conditions. The acquisition of variable or floating rate demand notes for a Series must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation. The Series will also consider the liquidity of the market for variable and floating rate instruments, and in the event that such instruments are illiquid, the Series’ investments in such instruments will be subject to the limitation on illiquid investments.

     Each Series (other than ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government Fund and FS Federal Fund) may invest in variable or floating rate participation interests in municipal obligations held by financial institutions (usually commercial banks). Such participation interests provide the Series with a specific undivided interest (up to 100%) in the underlying obligation and the right to demand payment of its proportional interest in the unpaid principal balance plus accrued interest from the financial institution upon a specific number of days’ notice. In addition, the participation interest may be backed by an irrevocable letter of credit or guarantee from the institution. The financial institution usually is entitled to a fee for servicing the obligation and providing the letter of credit.

Restricted and Other Illiquid Securities

     A Series may purchase securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), including restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. However, a Series will not invest more than 10% of the value of its net assets in securities which are illiquid, which includes fixed time deposits with a notice or demand period of more than seven days that cannot be traded on a secondary market and restricted securities. The Board of Trustees has adopted guidelines under which the Investment Adviser determines and monitors the liquidity of restricted securities subject to the oversight of the Trustees. Restricted securities (including securities issued under Rule 144A and commercial paper issued under Section 4(2) of the 1933 Act) which are determined to be liquid will not be deemed to be illiquid investments for purposes of the foregoing restriction. Since it is not possible to predict with assurance that the market for restricted securities will continue to be liquid, the Investment Adviser will monitor each Series’ investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Series to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Municipal Obligations

     The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Prime Obligations Fund, FS Money Market Fund, and FS Tax-Free Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities and the District of Columbia to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax. The two principal classifications of municipal obligations are “notes” and “bonds.” The ILA Prime Obligations Portfolio, ILA Money Market Portfolio, FS Prime Obligations Fund and FS Money Market Fund may invest in municipal obligations when yields on such securities are attractive compared to other taxable investments.

     Notes. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, tax-exempt commercial paper and certain receipts for municipal obligations.

     Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. They are frequently general obligations of the issuer, secured by the taxing power for payment of principal and interest. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal or state aid. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Tax-exempt commercial paper consists of short-term unsecured promissory notes issued by a state or local government or an authority or agency thereof. The Series which invest in municipal obligations may also acquire securities in the form of custodial receipts which evidence ownership of future interest payments, principal payments or both on certain state and local governmental and authority obligations when, in the opinion of bond counsel, if any, interest payments with respect to such custodial receipts are excluded from gross income for federal income tax purposes, and in the case of the ILA Tax-Exempt California and ILA Tax-Exempt New York Portfolios, exempt from California and New York (city and state) personal income taxes, respectively. Such obligations are held in custody by a bank on behalf of the holders of the receipts. These custodial receipts are known by various names, including “Municipal Receipts” (“MRs”) and “Municipal Certificates of Accrual on Tax-Exempt Securities” (“M-CATS”). There are a number of other types of notes issued for different purposes and secured differently from those described above.

     Bonds. Municipal bonds, which generally meet longer term capital needs and have maturities of more than one year when issued, have two principal classifications, “general obligation” bonds and “revenue” bonds.

     General obligation bonds are issued by entities such as states, counties, cities, towns and regional districts and are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

     Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

     Private activity bonds (a term that includes certain types of bonds the proceeds of which are used to a specified extent for the benefit of persons other than governmental units), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Each Series (other than the ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Federal Portfolio, FS Treasury Obligations Fund, FS Treasury Instruments Fund, FS Government and FS Federal Funds) may invest in private activity bonds. The ILA Tax-Exempt New York Portfolio will limit its investments in private activity bonds to not more than 20% of its net assets under normal market conditions. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and FS Tax-Free Fund do not intend to invest in private activity bonds if the interest from such bonds would be an item of tax preference to shareholders under the federal alternative minimum tax. If such policy should change in the future, such investments would not exceed 20% of the net assets of each of the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and the FS Tax-Free Fund under normal market conditions. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund do not intend to invest more than 25% of the value of their respective total assets in private activity bonds or similar obligations where non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry.

     Municipal bonds with a series of maturity dates are called serial bonds. The serial bonds which the Series may purchase are limited to short-term serial bonds—those with original or remaining maturities of thirteen months or less. The Series may purchase long-term bonds provided that they have a remaining maturity of thirteen months or less or, in the case of bonds called for redemption, the date on which the redemption payment must be made is within thirteen months. The Series may also purchase long-term bonds (sometimes referred to as “Put Bonds”), which are subject to a Series’

commitment to put the bond back to the issuer at par at a designated time within thirteen months and the issuer’s commitment to so purchase the bond at such price and time.

     The Series which invest in municipal obligations may invest in municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment contracts. Moral obligations bonds are supported by the moral commitment but not the legal obligation of a state or municipality. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Series would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

     The Series which invest in municipal obligations may also invest in tender option bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holder the option, at periodic intervals, to tender its securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax- exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrading in the credit rating assigned to, the issuer of the bond.

     The tender option will be taken into consideration in determining the maturity of tender option bonds and the average portfolio maturity of a Series. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Series’ credit quality requirements, to be inadequate.

     Although the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund intend to invest in tender option bonds the interest on which will, in the opinion of counsel for the issuer and sponsor or counsel selected by the Investment Adviser, be excluded from gross income for federal income tax purposes, there is no assurance that the Internal Revenue Service will agree with such counsel’s opinion in any particular case. Consequently, there is a risk that a Series will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. A similar risk exists for certain other investments subject to puts or similar rights. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender options and the associated fees, in relation to various regulated investment company tax provisions is unclear. The ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-

Exempt New York Portfolio and FS Tax-Free Fund intend to manage their respective portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

     In addition to general obligation bonds, revenue bonds and serial bonds, there are a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

     A Series may purchase municipal instruments that are backed by letters of credit issued by foreign banks that have a branch, agency or subsidiary in the United States. Such letters of credit, like other obligations of foreign banks, may involve credit risks in addition to those of domestic obligations, including risks relating to future political and economic developments, nationalization, foreign governmental restrictions such as exchange controls and difficulties in obtaining or enforcing a judgment against a foreign bank (including branches).

     For the purpose of investment restrictions of the Series, the identification of the “issuer” of municipal obligations that are not general obligation bonds is made by the Investment Adviser on the basis of the characteristics of the obligations as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

     An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Series. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the 1933 Act prior to offer and sale, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market may exist for municipal obligations which were not publicly offered initially.

     Municipal obligations purchased for a Series may be subject to the Series’ policy on holdings of illiquid securities. The Investment Adviser determines whether a municipal obligation is liquid based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. The Investment Adviser believes that the quality standards applicable to each Series’ investments enhance liquidity. In addition, stand-by commitments and demand obligations also enhance liquidity.

     Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High quality municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

Special Risk Considerations Relating to California Municipal Obligations

     The financial condition of the State of California (“California” or the “State”), its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of, the ILA Tax-Exempt California Portfolio, or result in the default of existing obligations, including obligations which may be held by the ILA Tax-Exempt California Portfolio. The following section provides only a brief summary of the complex factors affecting the financial condition of California, and is based on information obtained from California, as publicly available prior to the date of this Additional Statement. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California.

OVERVIEW

     Following several years of very strong growth in the late 1990’s, which produced large State revenue surpluses, the State’s financial condition started to worsen since the start of 2001, with the combination of a mild Statewide economic recession (but with a severe downturn in the high technology sector centered in the San Francisco Bay Area) and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels since mid-2000. Revenues in the 2002-03 fiscal year proved to be substantially lower than projections, largely because of continued weakness in the economy and stock markets. By May 2003, the Governor reported that that a budget gap of over $30 billion (after about $7 billion of budget actions had been taken earlier in 2003) would have to be addressed for the balance of the 2002-03 fiscal year and the upcoming 2003-04 fiscal year. See “Recent Financial Results – Continuing Budget Shortfall” below.

     Strong partisan disagreement in the Legislature about the appropriate combination of spending reductions and revenue increases needed to close this gap led to a delay of almost one month in enactment of the 2003-04 fiscal year budget. In its final form it resembled the Governor’s proposals with a combination of large spending cuts, fund transfers, deferrals and loans, and issuance of bonds to spread out repayment over several years of an accumulated budget deficit then estimated at $10.7 billion (but subsequently recalculated at $8.6 billion). The final budget compromise recognized expressly that the balancing of the 2003-04 budget used a number of one-time budget measures and borrowings, and that there was a structural deficit of about $8 billion built into the 2004-05 fiscal year budget which would have to be addressed. The sluggish economy and cuts in State aid will adversely affect local government finances in 2004 and beyond.

     In October, 2004, a successful recall election resulting in the replacement of the prior Governor with new Governor Arnold Schwarzenegger. The new Governor has proposed substantial additional spending reductions as part of the proposed 2004-05 Budget. On March 2, 2004, voters approved two companion ballot propositions which had been sponsored by the Governor. Proposition 57 authorizes issuance of $15 billion of economic recovery bonds to fund previous budget deficits. Proposition 58 implemented changes in state budget procedures designed to mandate adoption of balanced budgets in the future, to grant greater mid-year budget adjustment powers, to require creation of a budget reserve, and to prohibit future long-term borrowing to finance budget deficits (once the bonds approved by Proposition 57 are issued).

     The State has been facing serious cash flow difficulties since the 2001-02 fiscal year as a result of the ongoing budget deficits and severely reduced revenues. It has had to resort to external borrowing starting in the fall of 2001 to assure sufficient cash resources to pay its ongoing obligations, including maturing cash flow notes. The State issued $11 billion of cash flow notes in mid-June 2003, and an additional $3 billion of notes in October, 2003, both issues to mature in June, 2004. Repayment of this borrowing is expected to come from ongoing revenues and proceeds from the issuance of the deficit retirement bonds approved at the March 2004 election. The State’s ability to meet its cash requirements may continue to depend on access to capital markets until it brings revenues and expenses into closer balance. See “Recent Financial Results – Cash Flow Requirements” below.

Economic Factors

     California’s economy is the largest among the 50 states and one of the largest in the world. The State’s population of almost 36 million represents about 12-1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to almost 2% in the final years of the 1990’s. The bulk of population growth in the State is due to births and foreign immigration.

     Total personal income in the State, at an estimated $1,199 billion in 2003, accounts for over 13% of all personal income in the nation. Total employment is over 16 million, the majority of which is in the service, trade and manufacturing sectors.

     California began a period of strong economic growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and construction, and also with very strong growth in exports. The California economy outpaced the nation during this period. By the end of 2000, unemployment in the State had dropped to under 5%, its lowest level in three decades. In 2001, the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade also slowed since the start of 2001 reflecting weakness in overseas economies (particularly in Asia). Job losses have been concentrated in the San Francisco Bay Area, particularly in high technology industries; economic conditions have been better in other parts of the State. Statewide, modest job growth appeared to have begun by early 2002, but job growth stalled by summer 2002. Between December 2002 and December 2003 non-farm employment dropped by 0.2 percent, but the unemployment was reduced from 6.9% to 6.4%. Most recent indications reported by the Department of Finance suggest that employment has been increasing in the second half of 2003 and into 2004 Residential construction and existing home sales remained strong in 2003, in part due to low interest rates, but nonresidential construction was weak for the third consecutive year in 2003. In January, 2004, the State Department of Finance projected there would be only moderate growth in the economy in 2004, with stronger growth in 2004. The Department predicts the California economy will mirror the national economy. The recession, combined particularly with the decline in the stock markets since mid-2000, resulted in much weaker State revenues in Fiscal Years 2001-02 and 2002-03 than had been previously projected, as discussed further below under “Recent Financial Results.”

     Widely publicized difficulties in California’s energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summers of 2001 and 2002 there were no electricity blackouts or shortages of natural gas. Although energy prices have risen from the levels of three years ago, they have now appeared to have stabilized. Energy difficulties are mitigated by the fact that California’s economy is very energy-efficient. A number of investigations and lawsuits are ongoing against energy suppliers seeking refunds for California customers for alleged overcharges during the crisis period in 2000 and 2001.

Constitutional Limitations on Taxes, Other Charges and Appropriations

     Limitation on Property Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

     Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

     Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any “special tax.”

     Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

     Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

     Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several new provisions affecting “fees” and “charges”, defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

     In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

     The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

     Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

     Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

     The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State’s economy.

     “Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990’s because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. Because of extraordinary revenue receipts in fiscal year 1999-2000, State appropriations were estimated to be about $975 million above the limit. However, since the State was $2.1 billion below its limit in fiscal year 2000-01, resulting in no excess over the two-year period, no refunds were made. 1999-2000 was the only fiscal year since the late 1980’s when State appropriations were above the limit. The State Department of Finance estimates the State will be about $13.4 billion below its appropriation limit in fiscal year in 2003-04 and about $12.8 billion below the limit in 2004-05.

     Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

     Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of February 1, 2004, the State had outstanding approximately $31.3 billion of long-term general obligation bonds and $6.9 billion of lease-purchase debt supported by the State General Fund. The State issued $2.0 billion of general obligation bonds in late February 2004 and plans an additional sale of $1.75 billion in April 2004 As of February 1, 2004 the State had about $22.2 billion of authorized and unissued long-term general obligation bonds and $4.3 billion of authorized and unissued lease-purchase debt. Voters approved a $12.3 billion bond authorization for public school and university construction at the March 2, 2004 election, plus $15 billion of deficit financing bonds (Proposition 57) which are additionally secured by a portion of the State’s sales tax. The State plans to sell about $12.3 billion of the deficit financing bonds before the end of the 2003-04 fiscal year. In FY 2002-03, debt service on general obligation bonds and lease purchase debt was approximately 3.5% of General Fund revenues. Additional bond authorizations may be on the ballot in November 2004. See also “Bond Ratings” below.

Recent Financial Results

     The principal sources of General Fund tax revenues in 2002-03 were the California personal income tax (48 percent of total tax revenues), the sales tax (35 percent), corporation taxes (8 percent), and the gross premium tax on insurance (2 percent). A large portion of personal income tax receipts was derived from capital gains realizations and stock option income. While these sources have been extraordinarily strong in the late 1990’s and 2000, they are particularly volatile. In preparing the most recent budget, the State took account of the recent drop in stock market levels and reduced its estimated receipts from these revenues as compared to prior years. The Department of Finance has projected that this source of revenue dropped from 25% of all General Fund revenues in 2000-01 to 11% in 2001-02 and 8% in 2002-03; this represents the bulk of the total General Fund revenue shortfall in these two fiscal years.

     The State maintains a Special Fund for Economic Uncertainties (the “SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

     Throughout the 1980’s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

     The substantial declines in the stock markets have adversely affected the earnings of State pension funds, and have created unfunded future pension liabilities, where there had been surpluses several years ago. The State’s annual contributions to the Public Employee’s Retirement System have increased from $157 million in FY 2000-01 to $2.2 billion in FY 2003-04.

Balanced Budget Amendment

     On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which will affect future State budgeting procedures. This amendment was linked to Proposition 57, also approved by the voters, which authorized issuance of $15 billion of long-term general obligation bonds, additionally secured by a 1/4 cent increment of the State’s sales tax, which will eliminate the accumulated budget deficits through June 30, 2004 and certain additional obligations incurred by the State.

     The Balanced Budget Amendment will require the Legislature, starting in the 2004-05 fiscal year, to enact a budget bill in which General Fund expenditures do not exceed estimated General Fund revenues and available reserves After passage of the budget act, if the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor may declare a fiscal emergency, and propose legislation to address the emergency. The Legislature would be called in to special session to address this proposal. If the Legislature failed to send legislation to the Governor to address the fiscal emergency within 45 days, it would be prohibited from acting on any other bills or adjourning until fiscal legislation is passed.

     The Amendment also creates a special reserve called the Budget Stabilization Account in the State General Fund. Beginning in FY 2006-07, a portion of estimated annual General Fund revenues would be transferred by the Controller into the Account not later than September 30 of each year. The transfer begins at 1 percent of revenues, and increases annually to reach a level of 3 percent. The transfers would continue until the Budget Stabilization Account reaches a balance of the greater of $8 billion or 5 percent of General Fund revenue. Moneys in the Account may be used to make up for unexpected budget imbalances, but will then have to be replenished with future transfers until the target level is reached. The annual transfer can be suspended by the Governor by an executive order issued not later than June 1 of the preceding fiscal year. The Amendment requires that one half of the Budget Stabilization Account deposits, up to an aggregate of $5 billion, shall be transferred to the State Treasurer to provide for early redemption of the deficit retirement bonds approved by Proposition 57.

     A final provision of the Amendment will prohibit future long-term bond issuances for the purpose of funding budget deficits, once the bonds authorized by Proposition 57 are issued. Short term borrowing for cash flow management will continue to be authorized.

     Recent Budgets.

     The economy, and especially the stock markets, grew strongly during the second half of the 1990’s, and as a result, the General Fund took in substantially greater tax revenues (an aggregate of more than $20 billion over the six fiscal years 1995-96 through 2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted. The Department of Finance estimates that the State’s budget reserve (the SFEU) reached a high point of $8.7 billion at June 30, 2000. In the ensuing three years, the combination of continuing high spending levels and substantially reduced revenues resulting from the economic slowdown and stock market decline brought the estimated balance of the SFEU to a negative $8.6 billion by June 30, 2003.

     The growth in General Fund revenues since 1994-95 resulted in significant increases in State funding for local school districts under Proposition 98. From the 1994-95 level of about $4,200 per pupil, annual State funding has increased to just below $7,000 per pupil in FY 2003-04. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels.

     Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called “CalWORKs,” became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000 and additional increases in 2000-01.

     An important element of recent Budget Acts (during the years of large capital gains receipts) was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the “VLF”). Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased in steps to a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds were automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. The full 67.5% percent VLF cut was offset by transfers of about $4.2 billion annually from the General Fund. Other miscellaneous business and personal tax cuts and tax credits were of a much smaller overall amount.

     The previous Governor attempted to raise the VLF back to its 1998 level because of shortfalls in General Fund money to make the “offset” to cities and counties This action was challenged in court. Subsequently, the newly elected Governor Schwarzenegger reversed this action and committed to retain the VLF cut and the offset to local governments. This action, too, has been challenged in court.

     Fiscal Year 2002-03 Budget

     The magnitude of the budget gap which had to be addressed led to a substantial delay in enactment of the 2002-03 Budget Act (“2003 Budget Act”) until September 5, 2002, more than two months into the fiscal year. Despite delay in approval of the 2003 Budget Act, most State operations continued based on continuing appropriation legislation, constitutional requirements or court orders. Debt service on State debt was paid, most health and welfare programs and education payments were funded, and State employees, other than elected officials and senior management employees, were paid.

     The 2002 Budget Act addressed a $23.6 billion gap between expenditures and resources through a combination of program reductions, internal loans, bond issuances, fund shifts, accelerations and transfers, and modest tax changes. Some of these actions and assumptions ultimately proved to be unavailable, and revenues in the 2002-03 fiscal year continued to decline from original projections, as economic growth stalled instead of increasing, as had been expected.

     By November, 2002, reports both from the independent Legislative Analyst’s Office and the Department of Finance made clear that the 2002-03 budget would fall far short of projections. As part of the 2003-04 Governor’s Budget proposal, released January 10, 2003 (the “2004 Governor’s Budget”), the Governor called for immediate actions to reduce the budget gap by about $10.2 billion, of which $5.5 billion would be seen in 2002-03 and the balance in 2003-04. In March and April 2003, the Legislature passed budget adjustment legislation including spending reductions, deferrals, bond authorization and funding transfers totaling about $3.3 billion in fiscal year 2002-03 and about $3.6 billion in fiscal year 2003-04.

     Fiscal Year 2003-04 Budget

     Original Budget Proposal The Proposed 2003-04 Governor’s Budget released on January 10, 2003 (the “2004 Governor’s Budget”) projected a continuing, significant downward revision of estimated State revenues, and indicated that for the combined 2002-03 and 2003-04 period, the nominal budget “gap” to be addressed was in the neighborhood of $35 billion. This consisted of about $17.7 billion of reduced revenues compared to earlier projections, $4.5 billion of additional expenditures, and the “loss” of $12.6 billion in budgetary resources allocated to one-time budgetary actions taken in the 2002 Budget Act which could not be duplicated (such as the sale of future tobacco settlement receipts).

     The 2004 Governor’s Budget sought to close the entire $35 billion gap in the context of actions which would be completed by the end of the 2003-04 fiscal year. The plan included about $20.8 billion of spending reductions, a plan to transfer responsibility for many health and social services programs to local governments, relieving the State of over $8.1 billion of costs, and about $5.8 billion of additional funding shifts and transfers, loans, and other revenues. Certain new taxes were proposed to fund the local governments’ increased costs for the programs to be shifted.

     May Revision As noted above some budget reductions were passed by the Legislature in March and April, 2003, but less than the amounts requested by the Governor. In May 2003, the Governor released the May Revision to the 2004 Governor’s Budget (“2004 May Revision”), which updated forecasts and provided a substantially revised budget plan for 2003-04. First, the 2004 May Revision estimated that the budget gap had grown to about $38.2 billion (not counting the actions already taken), largely due to the cancellation of the $2 billion tobacco securitization scheduled in April 2003, and higher caseloads in certain programs. Actual tax revenues were reported to be very close to the projections made in the 2004 Governor’s Budget in January, with some small signs of recovery in personal income tax withholding and corporate tax receipts.

     In the 2004 May Revision, the Governor recognized that many of his earlier proposals required more analysis, and that many parties preferred to solve the budget problem over more than one year.

     Accordingly, the 2004 May Revision divided the $38.2 billion gap into three main components:

     1. The Governor proposed to fund the estimated accumulated budget deficit as of June 30, 2003 of $10.7 billion with issuance of deficit retirement bonds during 2003-04, to be repaid from a dedicated one-half cent increase in the State sales tax, which would disappear once the bonds were repaid. Repayment of these bonds would be based on annual appropriations.

     2. Once the accumulated deficit was removed from the books, the 2003-04 budget would be balanced with a combination of spending cuts, interfund loans and transfers, and some additional borrowing. A major assumption in the 2004 May Revision was that the State would terminate its payments to local governments to “backfill” the offset to vehicle license fees enacted several years ago, which costs the State $4.2 billion per year. The Administration expected that action could be taken under existing law to terminate the backfill and have the vehicle license fee paid by drivers increased back to the original level, so that local governments would not be harmed by this shift. The overall budget plan for 2003-04 called for revenues and transfers of $70.9 billion and expenditures of $70.4 billion, leaving a budget reserve of about $500 million.

     3. The 2004 May Revision explicitly recognized that balancing the 2003-04 budget still left an ongoing “structural deficit,” which would cause the 2004-05 budget to be about $7.9 billion out of balance in the absence of corrective action.

     Final Budget Act Members of the Legislature and the Governor were unable to reach agreement on a budget package before the start of the fiscal year on July 1, 2003, with strong partisan disagreements about the necessary elements of spending cuts and revenue increases needed to complete the budget. Without budget authorization, a number of spending programs were suspended as of July 1, including payments to vendors for new goods and services, some aid to local governments and schools and others; however high-priority obligations such as debt service payments continued to be made.

     The 2003-04 Budget Act was finally passed by the Legislature and signed by the Governor on August 2, 2003. It resolved the budget gap with a combination of external borrowing, spending reductions, new revenues, funding shifts and internal loans and deferrals. It assumed a year-end budget reserve at June 30, 2004 of almost $2 billion, and also assumed the 2004-05 fiscal year budget would have at least a $7.9 billion structural deficit to be closed. The principal features of the budget were as follows:

     1. As proposed by the Governor in the 2004 May Revision, the Legislature authorized the issuance of “fiscal recovery bonds” designed to provide an estimated $10.7 billion of cash into the General Fund, representing the accumulated deficit as of June 30, 2003. (The new Administration has subsequently estimated that because of stronger revenue results than anticipated, the June 30, 2003 budget deficit was only about $8.6 billion.) Issuance of these bonds had been delayed because of a legal challenge which was pending in court, but on March 2, 2004, voters approved Proposition 57 to authorize $15 billion of general obligation “economic recovery bonds” to replace the fiscal recovery bonds approved in July.

     2. The budget also assumed two other external borrowings. The first was the second part of a tobacco securitization sale, postponed from spring, 2003 This sale was completed in September 2003 and produced about $2.2 billion of General Fund revenue. The second was the sale of pension obligation bonds (“POBs”) to make the 2003-04 payments due to the State Public Employee’s Retirement System, in the amount of about $1.9 billion. The POB sale was prevented from going ahead by an adverse court decision, which is presently being appealed, but the time needed to complete the appeal means this financing cannot occur in time to assist the 2003-04 budget.

     3. As noted, the budget relied on substantial savings in program costs, spread across most programs. K-12 schools will receive the minimum funding required by Proposition 98, but this will result in a small decrease in per-pupil spending, to about $6,900 per pupil. Significant cuts were made in higher education support, to be offset in part by student fee increases in the range of 30%. Other fee increases will offset reductions in support for trial courts and resources programs. Health and social service costs were limited by foregoing cost of living increases and reducing Medi-Cal provider rates. State personnel costs were to be reduced by voluntary agreements to be negotiated with employee unions or layoffs.

     4. The budget assumed receipt of about $1.8 billion in new federal funding as a result of federal law passed to assist States. The budget also assumed the $4.2 billion annual savings resulting from the increase of the vehicle license fee. Another major one-time budget action was a shift in Medi-Cal accounting to add about $930 million in 2003-04. There were no other tax or revenue increases, aside from certain fees. The Governor’s realignment proposal to transfer certain health and social services programs to local governments was not enacted.

     Proposed 2004-05 Governor’s Budget

     The Proposed 2004-05 Governor’s Budget (the “2005 Governor’s Budget”) released on January 9, 2004 by the new Schwarzenegger Administration, reported that, in the absence of corrective action to change existing policies, operating deficits of about $14 billion would be incurred for FY 2004-05. The Governor proposed about $3.9 billion of mid-year budget actions which were still under consideration by the Legislature as of March 15, 2004.

     The original 2003-04 Budget Act estimated a budget reserve (SFEU) at June 30, 2004 of about $2 billion. The 2004 Governor’s Budget revised this estimate to about $290 million, assuming enactment of the mid-year budget adjustment proposals. Some of the others major changes in the 2003-04 budget estimate include the following:

     1. $2 billion in increased revenues from stronger economic activity.

     2. $3 billion in additional resources from sale of the Proposition 57 economic recovery bonds, as compared to the earlier fiscal recovery bond plan. Under the current plan, the State plans to issue about $12.3 billion of economic recovery bonds by June, 2004, of which about $9.3 billion will be allocated to repayment of prior budget deficits.

     3. Loss of revenues from sale of pension obligation bonds, and elimination of the expected receipt of revenue from renegotiating gaming compacts with Indian tribes (although these negotiations are currently ongoing).

     4. Additional expenditures of about $2.65 billion to maintain the payment of the VLF offsets to local governments.

     The Governor’s proposed 2004-05 Budget will be subject to negotiations with the Legislature over the coming months. The major elements of the Governor’s proposal include the following:

     1. Resetting the minimum Proposition 98 funding guarantee for public schools to save about $2 billion. This will still provide an increase in funding for public schools. Additional funding cuts will be made for higher education units, to be offset by higher student fees.

     2. Major reforms of the Medi-Cal program to reduce costs. The Governor also proposes to increase work incentives to allow reduced expenditures under the CalWORKS welfare program. The Governor proposes a wide range of reductions in health and social services programs.

     3. Proposed reform of public pension costs, to be negotiated with employees, to reduce future costs. The Governor also proposed a $929 million pension obligation bond issuance assuming timely and successful appeal of the lawsuit which blocked the 2003 pension obligation bond issue.

     4. Use of about $3 billion of Proposition 57 economic recovery bond proceeds.

     5. Reduced General Fund payments to schools by transferring an additional $1.3 billion of city and county property taxes to school districts, to be a permanent shift.

     6. Reduction of $1.1 billion by suspending planned General Fund expenditures for the Transportation Investment Fund enacted several years earlier in better fiscal times. Overall, the 2004 Governor’s Budget projects General Fund revenues of $76.4 billion, a decrease of $1.2 billion from revised estimates for 2003-04. Expenditures are projected at $76.1 billion, also a decrease of $1.2 billion from 2003-04. The year-end budget reserve (SFEU) is projected to be about $635 billion.

     The Governor has implemented a California Performance Review, which will carry out a comprehensive analysis of State government. The major areas for review will include: executive branch reorganization, program performance assessment and budgeting, improved services and productivity, and acquisition reform.

     Ongoing “Structural Deficit”

     The independent Legislative Analyst’s Office (“LAO”) has reported for several years that the State is facing a “structural deficit,” because of a continuing imbalance between its basic level of revenues and its mandated spending levels for enacted programs. While the LAO reported in February 2004 that the 2004 Governor’s Budget represented a “solid starting point for budgetary negotiations,” it noted that a number of the solutions proposed by the Governor might not be realized, which could increase the budget gap by up to another $4 billion. The LAO also reported that going forward, a gap of about $7 billion would occur in FY 2005-06 and subsequent years, absent additional corrective actions to bring revenues and expenditures into balance.

     Cash Flow Requirements

     The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes (“RANs”), which fund annual cash flow requirements and are repaid within the same fiscal year, and revenue anticipation warrants (“RAWs”) which are issued only when it is necessary to bridge a budgetary deficit over the end of a fiscal year. The State’s ongoing revenue shortfalls and budget deficits incurred in the last three fiscal years, along with certain unique factors associated with the State’s energy crisis in 2001, placed severe pressure on the State’s cash resources, and required an unprecedented amount of short-term cash flow borrowing

     The State sold a record $12.5 billion of RANs in October 2002, due in June 2003, to cover its cash flow needs. By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. Accordingly, the State issued $11 billion of RAWs, also a record, on June 18, 2003 to pay the RANs and other obligations coming due in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The State issued $3 billion of RANs in October 2003 to fund the remainder of its cash management needs for FY2003-04. For the first time, the entire State RAN issue was supported by external bank credit. The RAWs mature on June 16, 2004 and the RANs mature on June 23, 2004.

     The State anticipates that it will repay the RAWs and RANs in June 2004 with a combination of current revenues and proceeds of the Proposition 57 economic recovery bonds. If for any reason this sale cannot be accomplished, the RAWs and RANs will all be paid by drawing on available credit support instruments, but such an action will require the State to immediately divert all revenues (after payment of constitutionally mandated Priority Payments, such as school funding and general obligation bond debt service) to start repaying the financial institutions. This would severaly restrict the State’s ongoing cash management process. Until the State brings the “structural imbalance” between its revenue sources and spending obligations into balance, it may continue to depend on having access to the public debt markets in order to fund its ongoing cash obligations and to repay cash flow borrowings.

Bond Ratings

     The ratings on California’s long-term general obligation bonds were reduced in the early 1990’s from “AAA” levels which had existed prior to the recession. After 1996, through the end of 2000, the three major rating agencies raised their ratings of California’s general obligation bonds as high as “AA” from Standard & Poor’s, “Aa2” from Moody’s and “AA” from Fitch. Starting in December 2002, as the State’s budget and cash condition worsened, all three rating agencies reduced the ratings of California’s general obligation bonds. As of March 1, 2004, Standard & Poor’s had reduced California’s senior ratings to “BBB,” Fitch had reduced the ratings to “BBB” and Moody’s had reduced its ratings to “Baa2.” Fitch maintained the State’s credit ratings on watch with negative implications. S&P considers the State’s rating outlook as “positive.” The State anticipates that the upcoming sale of economic recovery bonds will bear higher ratings than the regular general obligations bonds, because of the additional pledge of a dedicated stream of sales tax revenues.

     There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

     The State is involved in certain legal proceedings (described in the State’s recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers

     Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

     State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State’s General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State’s General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 “bailout” aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. The Governor has proposed a further $1.3 billion annual property tax shift for 2004-05 and subsequent years.

     In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). In recent years, the State has provided over $350 million to support local law enforcement costs. The current fiscal crisis may result in some reductions in these payments in 2003-04 and beyond.

     To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years. See “Recent Financial Results—Continuing Budget Shortfall” and "—Fiscal Year 2004-05 Budget.”

     Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the “Welfare-to-Work” programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide “general assistance” for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

     Local governments are facing substantial increases in future pension liabilities and health care costs for retirees, and increases in current contribution rates, as a result of (a) generous new retirements benefits granted to employees during recent economic boom times, and (b) reduced earnings resulting from the stock market declines during the 2000-2003 period.

     Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

     California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations

     The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

     Limitations on ad valorem property taxes may particularly affect “tax allocation” bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody’s and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

     Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity’s general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

     The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

     Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Special Risk Considerations Relating to New York Municipal Obligations

     Some of the significant financial considerations relating to the ILA Tax-Exempt New York Portfolio’s investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

     The State of New York’s most recent fiscal year began on April 1, 2003 and ends on March 31, 2004. The most recent published Update to the Annual Information Statement was dated January 26, 2004.

     Special Considerations. Many complex political, social and economic forces influence the State’s economy and finances, which may in turn affect the State’s Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State’s control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The Division of the Budget (“DOB”) believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

     In the Enacted Budget of 2003-04, DOB projected a potential imbalance in the State’s General Fund of roughly $900 million in 2003-04 prior to the anticipated receipt of Federal funds from the Federal economic stimulus legislation. The stimulus package provided $1.07 billion of fiscal relief to the State, including $645 million in one-time Federal revenue sharing payments and $422 million from a 15-month increase in the Federal matching rate on Medicaid costs (“FMAP”). An additional $170 million of fiscal savings occurred from the delay in providing payments to New York City associated with the Local Government Assistance Corporation (“LGAC”)/Municipal Assistance Corporation (“MAC”) transaction for a total benefit of $1.24 billion. All other revisions since the Enacted Budget resulted in no significant change to the budget balance, and incorporate a slightly improved receipts forecast, higher spending in Medicaid, welfare and the Tuition Assistance Program (“TAP”), and lower spending in State Operations and debt service. DOB’s current receipts projection assumes significant growth in tax receipts for the remainder of the year.

     Thus, the net positive impact of $1.24 billion, mostly from the Federal stimulus package, eliminated the potential $912 million General Fund Enacted Budget imbalance, allowed a maximum deposit of $84 million to the rainy day fund and generated a $261 million surplus to help lower the 2004-05 budget gap.

     The State is negotiating new labor contracts with several State employee unions. The recently expired four-year agreements included a $500 nonrecurring lump sum payment and salary increases of 3.0 percent in 1999-2000 (effective mid-year), 3.0 percent in 2000-01 and 3.5 percent in 2001-02 and 2002-03, at a cost to the General Fund of approximately $2.5 billion over the life of the agreement. Each future one percent salary increase would cost the General Fund roughly $75 million annually. The Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of future collective bargaining agreements.

     On August 6, 2003, the LGAC board of directors, which is comprised of the LGAC chairperson, the State Comptroller, and the Director of the DOB, unanimously approved a resolution objecting to the annual payments of $170 million to the City of New York and the refinancing of MAC bonds. The resolution directed LGAC to not participate in the New York City transaction, authorized the co-executive directors of LGAC to engage the services of litigation counsel, and declared that LGAC has no intention to pay such $170 million payments until legal issues with the transaction (including but not limited to potential LGAC bond covenant violations) are resolved either by litigation or action by the Legislature. The 2004-05 Executive Budget has proposed an alternative approach to provide New York City the fiscal relief it sought, but without the legal uncertainty associated with the current legislation. Please see the section below entitled “Litigation” for the status of this litigation.

     The State Comptroller is the Administrative Head of the State Retirement Systems, and Trustee of the assets of those Systems. The proposed 2004-05 Financial Plan assumes pension reforms will be enacted that reduce the annual increase in employer contribution rates from 137 percent to 38 percent of employee salary base. If these pension reform changes are authorized by the State Legislature, any proposed changes to the method of computing employer contributions would have to be reviewed and approved by the State Comptroller to ensure that such changes (i) do not violate the State Constitution and (ii) are consistent with his fiduciary responsibilities to System members and beneficiaries. The State Comptroller has advised the DOB that, in his opinion, a number of these changes that would produce the most significant savings could not be implemented without violating the State Constitution, his fiduciary duty or both.

     The Federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, these audits have not been finalized and, as a result, the liability of the State and/or school districts for any disallowances that may result from these audits cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The Financial Plan assumes the Federal government will fully reimburse these costs.

     In addition, through December 2003, a portion of Federal Medicaid payments related to school supportive health services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse school districts for these costs, these Federal deferrals, if not resolved, could negatively impact future health care spending.

     In December 2003, the State received partial Federal approval of the Medicaid State Plan Amendment necessary to make disproportionate share hospital (“DSH”) payments over two years to public hospitals throughout the State, including the New York City Health and Hospitals Corporation (“HHC”), State University of New York (“SUNY”) and other State and county-operated hospitals. Although full payment for SUNY and State-operated hospitals was secured with the initial approval, the State continues to seek Federal approval of the balance of anticipated payments totaling roughly $1.3 billion for HHC and other county hospitals. Failure of the Federal government to approve these remaining payments could have an adverse impact on the State’s health care financing system.

     The 2004-05 Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, future collective bargaining agreements with State employee unions, Federal disallowances, or other Federal actions that could adversely affect the State’s projections of receipts and disbursements.

     The State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant litigation is the State Court of Appeals ruling that the State’s financing system for New York City public schools is unconstitutional. This ruling directs the State to submit a remedy to the Court by July 30, 2004. The 2004-05 Executive Budget provides $100 million in General Fund support and reserves all video lottery terminal (“VLT”) revenues to provide Sound Basic Education (“SBE”) funding while the Governor’s Commission on Educational Reform outlines a series of options for the State to consider. The VLT revenues are projected to increase from $240 million in 2004-05 to $950 million in 2005-06 and $1.3 billion in 2006-07.

     Other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the adequacy of shelter allowances for families on public assistance. The State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families that became effective on November 1, 2003. The Court has also directed the parties to return on March 30, 2004 for further proceedings. For a complete summary of significant litigation affecting the State, please refer to the State’s Annual Information Statement, as updated.

     The State projects that balances in its principal reserves to guard against unbudgeted risks will total $815 million at the close of 2003-04 and will remain unchanged through 2004-05. The reserves include $794 million in the TSRF (the State’s rainy day fund) and $21 million in the Contingency Reserve Fund (“CRF”) for litigation. To permanently improve the State’s reserve levels, the Governor’s Executive Budget for 2004-05 includes legislation to gradually increase both the maximum size of the State’s rainy day fund from 2 percent to 5 percent of General Fund spending, and the maximum annual deposits from two-tenths of one percent to five-tenths of one percent of spending. Absent this legislation, the State will reach its statutory maximum balance in the fund of 2 percent or $840 million with the next annual deposit.

     State Economy. The New York State economy is slowly emerging from recession. The long recovery from September 11th and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State’s recession. However, employment losses have stabilized and growth is evident in several sectors. State nonagricultural employment is projected to rise 0.8 percent in 2004, the first increase in four years. Moreover, with the first sustained rise in equity prices in three years and interest rates remaining low, the outlook for the finance industry has brightened, improving prospects for bonuses and wages. Bonuses in the finance and insurance sector are projected to rise 11.7 percent in 2004-05, following growth of 23.2 percent for 2003-04. Total New York wages are expected to grow 5.1 percent in 2004, the best performance in four years. Personal income is also expected to increase by 5.1 percent in 2004, primarily reflecting the strength in wage growth. Consistent with national trends, inflation in New York is projected to fall from 2.8 percent in 2003 to 2.1 percent in 2004.

     The volatility of the financial markets remains a significant source of risk to the New York forecast. If the recent rise in equity prices and financial services activity fails to be sustained, industry profitability and associated compensation could be lower than anticipated. In addition, weaker than expected growth for both the national and international economies would, in turn, weaken the State’s recovery. This would result in even slower employment and income growth than projected. In contrast, stronger financial services sector growth or stronger national and international growth could result in a healthier economic recovery for the State than projected.

     New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse with a comparatively large share of the nation’s finance, insurance, transportation, communications and services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State’s leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

     Manufacturing: Manufacturing employment continues to decline in New York, as in most other states, and New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

     Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

     Finance, Insurance and Real Estate: New York City is the nation’s leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

     Agriculture: Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits and vegetables. New York ranks among the nation’s leaders in the production of these commodities.

     Government: Federal, State and local governments together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

     State Budget. The State Constitution requires the Governor to submit to the Legislature a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

     In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), less than $1 billion (in each of the fiscal years 1998-99 through 2000-01) and $6.8 billion in 2002-03. The 2003-04 Financial Plan projected a budget gap of $2.8 billion in 2003-04 and the 2004-2005 Financial Plan projects budget gaps of $5.1 billion in 2004-05, $6.7 billion in 2005-06 and $7.8 billion in 2006-07.

     Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds and the Debt Service Funds. The State’s fund structure adheres to the accounting standards of the Governmental Accounting Standards Board.

     General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State’s largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State’s 2003-04 fiscal year, the General Fund is expected to account for approximately 41 percent of All Governmental Funds disbursements. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types.

     Total General Fund receipts, including transfers from other funds and tobacco securitization proceeds, are projected to total $42.26 billion in fiscal year 2003-04, an increase of $4.86 billion from the 2002-03 fiscal year. The increase over the prior year is largely attributable to the expected receipt of $4.20 billion in tobacco securitization proceeds and $645 million from the Federal revenue sharing grants.

     All Governmental Funds receipts are estimated to reach $99.05 billion in 2003-04, an increase of $10.98 billion (12.5 percent) from 2002-03. The increase reflects both gradually improving economic conditions and significant policy actions taken with the 2003-04 Enacted Budget. These actions included $4.20 billion in tobacco securitization proceeds as well as temporary increases in Personal Income Tax (“PIT”) rates and in the base and rate of the sales tax.

     Spending in the General Fund is projected to total $42.06 billion in 2003-04, a decrease of $392 million from the Mid-Year Financial Plan Update issued October 28, 2003 (the “October Update”). The revisions include lower estimated spending from the Community Projects Fund (“CPF”) ($200 million) now projected to occur in 2004-05, which does not affect budget balance since the resources required to pay this spending have already been set aside in a separate account. The remaining decrease of $192 million primarily reflects: a net reduction in State Operations spending ($87 million) including increased mental hygiene offsets, lower spending for the Judiciary, and a net reduction in costs across several agencies from the ongoing statewide austerity measures; lower debt service costs provided from debt management actions ($73 million); and downward reestimates to all other transfers ($41 million), offset by a projected deficiency in nonpublic school aid ($16 million).

     The projected 2003-04 General Fund closing balance of $1.01 billion consists of $794 million in the TSRF (the Rainy Day Fund), $200 million in CPF, and $20 million in the CRF. The projected increase of $284 million from the October Update reflects an additional $200 million balance in the CPF resulting from spending delays and a planned deposit of $84 million to the Rainy Day Fund (the eighth deposit in the last nine years). In addition, an additional deposit of $661 million to the Tax Refund Reserve Account will be made at year-end to account for the movement of $400 million in tobacco securitization proceeds planned for use in 2004-05 and the 2003-04 cash surplus of $261 million to help balance the 2004-05 fiscal year.

     While the current fiscal year is balanced, the magnitude of future budget gaps requires timely and aggressive measures to restore structural balance. The Governor is continuing implementation of a fiscal management plan that includes measures intended to reduce costs and generate recurring savings in the outyears. The State faces potential General Fund budget gaps of $5.1 billion in 2004-05, $6.7 billion in 2005-06, and $7.8 billion in 2006-07. The $5.1 billion gap is consistent with estimates provided by DOB at the time of the 2003-04 Enacted Budget. Those projections indicated that the original 2004-05 Executive Budget gap of $2.8 billion would increase to between $5 billion and $6 billion primarily as a result of additional recurring spending adds in the Enacted Budget. The current $5.1 billion gap is at the lower end of the projected range due to modestly improved economic conditions and the expectation of continue increases in financial services incomes.

     The Governor’s Executive Budget for 2004-05 fully closes the $5.1 billion General Fund budget gap in 2004-05 with a mix of spending restraint, revenue actions and transitional financing. Actions of nearly $3.9 billion in 2005-06 and $3.5 billion in 2006-07 reduce the outyear gaps to more manageable levels of $2.9 billion in 2005-06 and $4.3 billion in 2006-07. In addition, $240 million in 2004-05 ($325 million on a school year basis), growing to $2 billion annually over the next five years is reserved from new VLT resources to fund the SBE requirements.

     All Governmental Funds spending in 2003-04 is projected at $98.29 billion. The increase of $314 million from the October Update for Federally-funded programs consists of: higher than anticipated disbursements for education ($518 million); Medicaid costs relating to the 15-month increase in the Federal matching rate ($379 million); and child care spending ($142 million). These Federal increases are partially offset by the State Funds decline described above.

     PIT net receipts for 2003-04 are estimated to reach $24.08 billion, an increase of $385 million (1.6 percent) from 2002-03 due largely to a modestly improved economic environment and the first-year impact of the temporary three-year PIT increase enacted in 2003. The increase is partially offset by a $1.63 billion lower contribution from the Refund Reserve account. Net of Refund Reserve transactions, All Funds income tax receipts are expected to grow 8.9 percent over 2002-03 results. The estimate is $235 million above the October Update forecast (adjusting for Refund Reserve transactions).

     PIT General Fund receipts for 2003-04 are estimated to reach $15.79 billion, a decrease of $1 billion (5.9 percent) from 2002-03, due to the positive factors affecting All Funds receipts, more than offset by increased Revenue Bond Tax Fund (“RBTF”) and School Tax Relief (“STAR”) deposits of $1.2 billion and $171 million, respectively.

     The historical financial results for the prior three fiscal years are presented below.

     2002-03 Fiscal Year. In the revised Financial Plan dated February 28, 2003 (the “February Financial Plan”), the State projected a 2002-03 budgetary imbalance of $2.4 billion in the General Fund attributable primarily to a projected revenue shortfall of $2.2 billion. The State achieved $700 million in administrative savings during the year to reduce the imbalance to $1.7 billion. To help close the remaining projected 2002-03 imbalance, improve the State’s cash flow position, and reduce the projected budget gaps in 2003-04 and 2004-05, the Governor proposed selling a portion of the State’s future share of tobacco settlement payments to a statutorily created, bankruptcy-remote corporation. However, the State Legislature did not enact legislation authorizing the tobacco settlement sale during 2002-03. Therefore, to eliminate the remaining $1.7 billion imbalance in 2002-03 and maintain reserves at a level consistent with the February Financial Plan, the State implemented a contingency plan in which it deferred $1.9 billion in planned spending to 2003-04.

     After these actions, the State ended the 2002-03 fiscal year with available General Fund cash resources of $1.01 billion. The General Fund cash balance at year-end totaled $815 million and the refund reserve account had $200 million in resources not budgeted for other purposes. The General Fund balance was comprised of $710 million in the TSRF, $20 million in the CRF to pay costs related to litigation against the State, and $85 million in the CPF, which pays primarily for legislative “member items.”

     The closing balance excluded amounts on deposit in the refund reserve account. The State ended the 2002-03 fiscal year with $627 million on deposit in the refund reserve account, an increase of $200 million above budgeted levels. The refund reserve account is used to pay for tax refunds across fiscal years and to help accomplish other Financial Plan objectives, including the movement of resources from one year to the next. Changes to the refund reserve affect the level of reported personal income tax receipts.

     General Fund receipts and transfer from other funds totaled $37.4 billion in 2002-03, a decrease of $2.3 billion from the February Financial Plan forecast. The February Financial Plan had counted on $1.9 billion in revenues from the tobacco settlement sale. General Fund disbursements and transfer to other funds totaled $37.6 billion, a decrease of $2.2 billion from the February Financial Plan. The substantial decline resulted from the deferral of $1.9 billion in payments originally scheduled for 2002-03 and $253 million in one-time savings. After adjusting for the payment deferrals, General Fund disbursements would have totaled $39.5 billion in 2002-03 (a decrease of $1.7 billion or 4 percent from 2001-02 results).

     2001-02 Fiscal Year. The State ended its 2001-02 fiscal year on March 31, 2002 in balance on a cash basis. There was no General Fund surplus reported by DOB. After year-end adjustments related to the refund reserve account, the closing balance in the General Fund was $1.03 billion, a decrease of $67 million from the 2000-01 fiscal year. Of this balance, $710 million was held in the TSRF (after a deposit of $83 million in fiscal year 2001-02), $157 million in the CRF, $159 million in the CPF, and $5 million in the Universal Pre-kindergarten Fund. The closing fund balance excludes $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year.

     General Fund receipts, including transfers from other funds, totaled $41.4 billion for the 2001-02 fiscal year, an increase of $1.26 billion (3.3. percent) over fiscal year 2000-01 results. Receipts results for fiscal year 2001-02 reflect refund reserve transactions that had the effect of reducing personal income tax receipts in the 2001-02 fiscal year and increasing them in the 2002-03 fiscal year. In comparison to the 2001-02 Financial Plan projected in January 2002 (the January Financial Plan), receipts were $1.3 billion lower than projected. When the refund reserve is adjusted for the set-aside of $1.07 billion for economic uncertainties, General Fund receipts and transfers from other funds totaled $42.21 billion, a decrease of $225 million from the January Financial Plan (the January Financial Plan also adjusted the refund reserve for a projected deposit of $1.13 billion for economic uncertainties). The decrease of $225 million in receipts reflected lower-than-expected personal income and business tax collections due from 2001 tax year liability.

     General Fund disbursements, including transfers to other funds, totaled $41.22 billion for the 2001-02 fiscal year, an increase of $1.52 billion (3.8 percent) for the 2000-01 fiscal year. In comparison to the January Financial Plan, disbursements were $233 million lower than projected. A portion of the lower amount of spending was attributable to the timing of payments and these payments are expected to occur in the 2002-03 fiscal year.

     2000-01 Fiscal Year. The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year. Of this balance, $627 million was held in the TSRF (after a deposit of $80 million in fiscal year 2000-01), $150 million in the CRF, $292 million in the CPF, and $29 million in the Universal Pre-kindergarten Fund.

     The closing fund balance excluded $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The State retained $2.65 billion of the $3.52 billion balance for reserves, with $2.4 billion set aside for economic uncertainties and $250 million deposited into the Debt Reduction Reserve Fund in 2001-02. The remaining balance of $865 million was comprised of $293 million in resources to pay for costs incurred in 2000-01 but disbursed in 2001-02, $521 million from the LGAC that was used to pay tax refunds during fiscal year 2001-02 and $51 million in additional funds used to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

     The 2000-01 General Fund closing balance also excluded $1.2 billion that was on deposit in the STAR Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund (“DRRF”) for debt reduction in fiscal year 2001-02.

     General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 million (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

     Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 (the “Debt Reform Act”) imposes statutory limitations on new State-supported debt outstanding, which apply to general obligations bonds as well as other State-supported bonds issued on and after April 1, 2000. The State Constitution also provides that general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, and beginning not more than one year after issuance of such bonds. General obligation housing bonds must be paid within 50 years after issuance, commencing no more than three years after issuance. However, the Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years.

     The Debt Reform Act implemented statutory initiatives intended to improve the State’s borrowing practices by imposing phased-in caps on new debt outstanding and new debt service costs. The Act also limited the use of debt to capital works and purposes only.

     The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts on 2000-01 and is gradually increasing until it is fully phased in at 5 percent in 2013-14.

     The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt services costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan

Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

     Pursuant to the provisions of the Debt Reform Act, the first calculation of the Debt Reform Act’s limitations was reported in the Financial Plan Update most proximate to October 31, 2001. For the 2001-02 fiscal year, both caps are set at 1.25 percent. On October 30, 2002, the State reported that it was in compliance with both debt caps, with new debt outstanding at 0.67 percent of personal income and new debt service at 0.36 percent of total governmental receipts. For the 2002-03 fiscal year, the debt outstanding and debt service caps are 1.65 percent each. The DOB expects that debt outstanding and debt service costs for the 2002-03 and 2003-04 fiscal years will also be within the statutory caps.

     The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt. All interest rate exchange agreements are subject to various statutory restrictions such as minimum counterparty ratings, monthly reporting requirements, and the adoption of interest rate exchange agreement guidelines. All the authorized issuers have adopted uniform guidelines as required by statute. As of March 31, 2004, the State expects to have approximately $3.7 billion in net variable rate exposure, including amounts reserved for LIBOR swaps (or about 9 percent of total State-supported debt outstanding), and have entered into a total notional amount of $5.2 billion in interest rate exchange agreements (or about 13 percent of total State-supported debt outstanding). These ratios are expected to increase over the five-year projections but remain below the 15 percent limitations.

     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York’s authorities and public benefit corporations (“Authorities”). The State has never been called upon to make any direct payments pursuant to any such guarantees. Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

     State Finance Law requires the Governor to submit a five-year Capital Program and Financing Plan (the “Capital Plan”) with the Executive Budget, and update the Capital Plan by the later of July 30 or 90 days after the enactment of the State Budget. The Governor submitted the Capital Plan as part of the Executive Budget on January 20, 2004. Total capital spending is projected to be $29.6 billion across the five years of the Capital Plan, an average of $5.9 billion annually. Transportation continues to be largest area of spending, which is projected at $17.1 billion or 58 percent of total capital spending over the five-year Capital Plan. Spending for education ($4.1 billion), the environment ($3 billion), economic development ($1.7 billion), mental health ($1.4 billion), public protection ($1.1 billion), and health, welfare, and other programs ($1.2 billion) constitutes the remainder of the five-year Capital Plan.

     For the five-year period 2004-05 through 2008-09, the Capital Plan projects total issuances of: $686 million in general obligation bonds; $4.9 billion in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $964 million in Mental Health Facilities Improvement Revenue Bonds issued by the Dormitory Authority of the State of New York to finance capital projects at mental health facilities; $383 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; $23 million in Department of Health Revenue Bonds to finance the construction of a new veteran’s nursing home at Oxford; and $8.8 billion in State Personal Income Tax Revenue Bonds to finance various capital programs including school construction, university facilities, SUNY community colleges, State court facilities, local highway improvements, prisons, housing, economic development and environmental programs, homeland security and State facilities. Total debt outstanding is projected to rise from $41.7 billion in 2004-05 to $44.2 billion in 2008-09, or by an annual average of 1.5 percent. The projections of State borrowings are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

     In 2001, legislation was enacted to provide for the issuance by certain State authorities of State Personal Income Tax Revenue Bonds, which are expected to become the primary financing vehicle for a broad range of State-supported debt programs authorized to be secured by service contract or lease-purchase payments. These State Personal Income Tax Revenue Bonds are expected to reduce borrowing costs by improving the marketability and creditworthiness of State-supported obligations and by permitting the consolidation of multiple bonding programs to reduce administrative costs.

     The legislation provides that 25 percent of personal income tax receipts (excluding refunds owed to taxpayers and deposits to STAR) be deposited to the RBTF for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State Personal Income Tax Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the bonds, the legislation requires that personal income tax receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of 25 percent of annual personal income tax receipts or $6 billion.

     The State issued its first State Personal Income Tax Revenue Bonds (in an aggregate principal amount of $225 million) on May 9, 2002. As of March 31, 2003, approximately $2.4 billion of State Personal Income Tax Revenue Bonds have been issued and outstanding.

     The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State’s obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

     On January 13, 1992, S&P reduced its ratings on the State’s general obligation bonds from A to A- and, in addition, reduced its ratings on the State’s moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State’s general obligation bonds from A- to A and revised its ratings on the State’s moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State’s outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State’s long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State’s long-term general obligations.

     On January 6, 1992, Moody’s reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody’s reconfirmed its A rating on the State’s general obligation long-term indebtedness. On March 20, 1998, Moody’s assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody’s affirmed its A2 rating with a stable outlook to the State’s general obligations. In June 2000, Moody’s revised its outlook on the State’s general obligations from stable to positive. On December 6, 2002, Moody’s changed its outlook on the State’s general obligation bonds from stable to negative but retained its A2 rating.

     On June 5, 2003, Fitch Ratings assigned its AA- rating on New York’s long-term general obligations.

     New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

     Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2003-04 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

     Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State’s Medicaid policies, including its rates, regulations and procedures; (3) a challenge to the Governor’s application of his constitutional line item veto authority; (4) a challenge to the funding for New York City public schools; (5) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor; and (6) the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation.

     Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2003-04 Financial Plan. The State believes that the 2003-04 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2003-04 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2003-04 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2003-04 Financial Plan.

     On November 23, 1998, the attorneys general for 46 states (including New York) entered into a master settlement agreement (“MSA”) with the nation’s largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

     On June 26, 2003, the State Court of Appeals ruled that the State’s financing system for New York City schools was unconstitutional. The Court found that the system denied students in New York City schools a sound basic education, which it generally described as the “opportunity for a meaningful high school education, one which prepares them to function productively as civic participants.” The Court directed the State to implement a remedy by July 30, 2004. The 2004-05 Executive Budget provides $100 million in General Fund support and reserves all VLT revenues to provide SBE funding while the Governor’s Commission on Educational Reform outlines a series of options for the State to consider. The VLT revenues are projected to increase from $240 million in 2004-05 to $950 million in 2005-06 and $1.3 billion in 2006-07.

     In Local Government Assistance Corporation et al. v. Sales Tax Asset Receivable Corporation and The City of New York (Supreme Court, Albany County), the petitioners challenge, inter alia, the constitutionality of Public Authorities Law section 3238-a, which requires LGAC to annually transfer $170 million to The City of New York. Section 3238-a was enacted in 2003 as part of legislation (Part A4 of Chapter 62 and Part V of Chapter 63 of the Laws of 2003) authorizing the refinancing of debt incurred by the Municipal Assistance Corporation (the “MAC Refinancing Act”). By decision and order dated September 17, 2003, the court held that the MAC Refinancing Act was constitutional.

Petitioners have appealed from the decision and order to the Appellate Division, Third Department. By decision and order entered August 27, 2003, the Appellate Division, Third Department granted a preliminary injunction restraining defendants, inter alia, from issuing any bonds pursuant to the MAC Refinancing Act pending appeal.

     In Silver v. Pataki, the Speaker of the Assembly of the State of New York challenges the Governor’s application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly. By order dated June 17, 2002, the Supreme Court, New York County, granted defendant’s motion for summary judgment, dismissing the complaint. Plaintiff has appealed to the Appellate Division, First Department. On July 22, 2002, the Senate of the State of New York moved in Supreme Court to intervene and for reargument. By decision entered December 11, 2003, the Appellate Division, First Department, affirmed the decision of the Supreme Court, New York County, dismissing the complaint.

     Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke’s Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.

     In a decision dated June 3, 2003, involving seven consolidated cases (Matter of St. James Nursing Home v. DeBuono), the Supreme Court, Albany County, partially granted petitioners claims that the State violated the procedural requirements of the Boren Amendment and directed the State to recalculate the Medicaid rates associated with State Plan Amendment 95-23. The court dismissed petitioners’ claims as to the Medicaid rates associated with State Plan Amendments 95-24 and 96-24. The State has appealed from this decision.

     In related cases, New York Association of Homes and Services for the Aging, Inc. v. Novello, et al., Valley Health Services v. State and Charles T. Sitrin Health Care Center, Inc., et al. v. SONY, et al., plaintiffs seek judgments declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Law § 2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, or “HCRA 2002,” which impose a 6 percent assessment on nursing home gross receipts from patient care services and operating income. In a decision dated April 24, 2003, the Court granted summary judgment to defendants dismissing the Sitrin case. Plaintiffs have appealed from this decision.

     In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the “public asset fund” to be used for the purpose set forth in § 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002.

     By decision dated February 28, 2003, the Supreme Court, New York County, granted the defendants’ motions to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs’ motion for a preliminary injunction. The plaintiffs and defendants have appealed from the February 28, 2003 decision. Plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint. By decision dated October 1, 2003, the court denied defendants’ motions to dismiss, except for the motions to dismiss brought by the individually named members of the board of directors of Empire Healthchoice, Inc. The court also declined to vacate the temporary restraining order directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account. Defendants intend to appeal this decision.

     In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants’ answers. By decision dated October 20, 2003, the District Court denied the State’s motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution.

     In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government’s motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. On October 1, 2003, the State served the United States Department of the Interior and the United States Department of Justice with a statement of claim asserting that the United States is jointly and severally liable with the State for the $248 million judgment and post-judgment interest. A statement of claim is a precursor to filing a proceeding in the United States Court of Claims.

     Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State’s access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

     Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

     For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

     New York City and Other Localities. The fiscal health of the State may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the State. State aid contributes to the city’s ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets.

     On September 11, 2001, two hijacked passenger jetliners flew into the World Trade Center, resulting in a substantial loss of life, destruction of the World Trade Center, and damage to other buildings in the vicinity. Trading on the major New York stock exchanges was suspended until September 17, 2001, and business in the financial district was interrupted. Recovery efforts were completed on May 30, 2002.

     Recovery, cleanup, and repair efforts will result in substantial expenditures. The U.S. Congress passed emergency legislation that authorized $40 billion for disaster assistance, increased security costs, the rebuilding of infrastructure systems and other public facilities, and disaster recovery and related activities. Congress and the President have already appropriated over $10 billion of this amount for disaster assistance in New York, Pennsylvania and Virginia. The President has submitted a bill to congress that would bring the total commitment of Federal disaster assistance for New York to $21.4 billion. In addition, the State legislature increased the financing capacity of the New York City Transitional Finance Authority (“TFA”) by $2.5 billion to fund recovery costs, and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or Federal aid received on account of the disaster.

     On March 9, 2002, the President signed nationwide stimulus legislation that includes $5.5 billion toward the $21.4 billion commitment, in the form of temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the area surrounding the World Trade Center site. The Liberty Zone provisions expand the work opportunity tax credit, provide a bonus 30 percent depreciation deduction, authorize the issuance of $8 billion in tax-exempt private activity bonds, allow for advance refunding of certain bonds for facilities in New York City, and increase the small business expensing limit.

     The City is seeking to be reimbursed by the Federal government for all of its direct costs for response and remediation of the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive Federal funds for costs of economic revitalization and other needs, not directly payable through the City budget, relating to the September 11 attack.

     The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The City prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

     In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

     On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City’s general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds. On November 27, 2002, S&P changed its outlook for the City’s general obligation debt to “negative” from “stable” but maintained its single-A rating.

     Moody’s ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody’s upgraded approximately $28 billion of the City’s general obligations from Baa1 to A3. On June 9, 1998, Moody’s affirmed its A3 rating to the City’s general obligations and stated that its outlook was stable. In August 2000, Moody’s upgraded approximately $26 billion of the City’s general obligations from A3 to A2. On September 19, 2001, as a result of the attacks of September 11th, Moody’s changed the outlook on the City’s bonds from stable to uncertain. Shortly thereafter, on November 16, 2001, this outlook was changed again by Moody’s from uncertain to negative. On January 28, 2004, Moody’s upgraded its outlook on the City’s bonds from negative to stable in light of the City’s improving economy and revenue picture.

     On March 8, 1999, Fitch IBCA upgraded New York City’s $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City’s general obligation bonds have not been downgraded by Fitch IBCA.

     In response to the City’s fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (“NYC MAC”) to provide financing assistance to the City; the New York State Financial Control Board (the “Control Board”) to oversee the City’s financial affairs; and the Office of the State Deputy Comptroller for the City of New York (“OSDC”) to assist the Control Board in exercising its powers and responsibilities. A “control period” existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or “substantial likelihood and imminence” of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

     Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City’s Financial Plan. The City’s Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City’s ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

     For the 2000-01 and 2001-02 fiscal years (ending June 30), the City had operating surpluses of $2.9 billion and $686 million, respectively, before discretionary and other transfers, and achieved balanced operating results after discretionary and other transfers, in accordance with GAAP. Prior to its gap-closing program, the City projected a $4.8 billion budget gap for fiscal year 2003, and even larger gaps in subsequent years.

     On June 30, 2003, the City submitted the June 2003 Financial Plan, which projects revenues and expenditures for the 2002-03 and 2003-04 fiscal years balanced in accordance with GAAP, after discretionary and other transfers. The June 2003 Financial Plan reflects changes since the June 2002 Financial Plan, as subsequently modified by the Financial Plans submitted on November 18, 2002, January 31, 2003 and April 23, 2003.

     Compared to the June 2002 Financial Plan, the June 2003 Financial Plan prior to implementation of the tax increase program, projects significantly lowered tax revenues due to a continued weak economy, which has resulted in lower wage earnings and lower corporate earnings, and reflects other revised forecasts, such as higher pension costs.

     The City’s June Financial Plan, which incorporates the enacted budget for 2002-03, includes gap-closing actions of $4.8 billion that balance the 2002-03 budget. The gap-closing program includes resources from agency actions and anticipates actions to be taken by the Federal and State governments and the municipal unions. The 2002-03 budget also includes $1.5 billion in bond proceeds from the TFA to mitigate a portion of the lost tax revenues related to the September 11 attack on the World Trade Center. The financial plan does not include wage increases for any City employees beyond the current round of collective bargaining.

     The June 2003 Financial Plan includes a program to close a budget gap of $8.1 billion in fiscal year 2003-04. The gap-closing program included in the June 2003 Financial Plan reflects the implementation of an 18.49 percent property tax increase, an increase in personal income tax rates, both effective January 1, 2003, an enacted increase in the City portion of the sales tax by one-eighth percent for two years, commencing in June 2003 and a program to reduce agency expenditures and increase agency revenues by $950 million in fiscal year 2002-03 and $2.1 billion in fiscal year 2003-04. The June 2003 Financial Plan also assumes retroactive and ongoing payments for the Port Authority of New York and New Jersey for airport leases. As a result of the 2003-04 fiscal year State Budget that was enacted in May 2003, the June 2003 Financial Plan includes State Assistance in the amount of $2.7 billion. Included in the $2.7 billion of State Assistance, the June 2003 Financial Plan assumes the saving of $500 million from refinancing debt of MAC for the City of New York by a local development corporation with funds provided by the State pursuant to State legislation. The Governor has stated that he believes such legislation is unconstitutional.

     On April 15, 2003 the City released the Executive Budget for the fiscal year 2003-04 and, primarily as a result of the continued decline in the tax revenue forecast and added costs arising from the State’s Executive Budget (published after the January preliminary budget) the budget gap was projected to be $3.8 billion in fiscal year 2003-04. The plan anticipated closing this budget gap through a $600 million gap-closing program, State actions totaling $2.7 billion (included a request for restoration of executive budget cuts, personal income tax reform and other State legislative proposals), $1 billion contingency plan if the State failed to act on these proposals, a streamlining of the delivery of social services saving $75 million, a Federal program worth $200 million and $200 million in revenue as part of the phased-in payment for the airport leases.

     On August 13, 2003, LGAC, its Chairperson, the DOB and its Director sued the City and the Sales Tax Asset Receivable Corporation (“STAR Corp.”) seeking to prevent the issuance of bonds by STAR Corp., the local development corporation expected to finance the cost of debt service on MAC debt otherwise payable from City sales tax revenue. STAR Corp. debt is expected to be paid from the annual payment of $170 million from LGAC which the City would assign to STAR Corp. The State Supreme Court granted the City’s and STAR Corp.’s motion for summary judgment. Plaintiffs appealed that decision to the State Appellate Division which had previously issued a preliminary injunction preventing STAR Corp. from issuing its bonds pending appeal. The outcome of this litigation cannot be predicted with certainty. If the $500 million in annual savings in MAC debt service for fiscal years 2004 through 2008 from the STAR Corp. financing is not available to the City, the City would be forced to reduce expenditures or increase revenues to maintain balanced operating results for fiscal year 2004 and would be faced with larger than forecasted budget gaps in the subsequent years of the Financial Plan.

     The Financial Plan does not make any provision for wage increases, other than the pay increases for the 2000-02 round of bargaining and pay increases to be funded by productivity initiatives. It is estimated that each one percent wage increase for all City employees for subsequent contract periods would cost approximately $212 million annually (including benefits). The City Comptroller and others have issued reports identifying various risks. In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors which could have a material effect on the City.

     On October 3, 2003, the City’s Office of Management and Budget directed City agencies to detail how they would sustain a three percent reduction in City-funded expenditures, with the goal of achieving budgetary savings of $300 million in fiscal year 2004.

     On October 15, 2003, the Mayor and the Governor announced that the City and the Port Authority of New York and New Jersey (the “Port Authority”) had reached an agreement to extend the current lease on John F. Kennedy International and LaGuardia airports through 2050. The agreement secures a minimum upfront payment to the City of approximately $700 million and a minimum annual rent payment of $93.5 million. The upfront payment, which consists of an approximately $500 million lump sum payment and the annual rent payments for 2002 and 2003, is expected to be received late in fiscal year 2004 or in fiscal year 2005. This agreement is subject to the approval of the Port Authority Board and other closing conditions.

     The City has recognized $2.7 billion in State assistance as a result of the fiscal year 2003-04 State Budget that was enacted in May 2003.

     On January 15, 2004, the City issued the January Financial Plan for the 2004 through 2008 fiscal years, which is a modification to the June Financial Plan. The January Plan reflects the Preliminary Budget for fiscal year 2005 and changes since the June Financial Plan.

     The January Financial Plan projects revenues and expenditures balanced in accordance with GAAP for both the 2004 and 2005 fiscal years, and projects gaps of $2.0 billion, $2.9 billion and $2.2 billion in fiscal years 2006, 2007 and 2008, respectively. The January Financial Plan includes proposed discretionary transfers and prepayments in fiscal year 2004 of $1.39 billion, reflecting prepayments of debt service of $695 million due in each of fiscal years 2005 and 2006.

     Potential risks to the January Financial Plan include the loss of City savings due to the legal challenge concerning the payment of MAC debt with funds provided by the State, the potential for higher uniform overtime costs, and the failure of the Metropolitan Transit Authority to assume operation of private bus services funded by the City, which total $531 million in fiscal year 2004 and $800 million annually in the 2005 through 2008 fiscal years, as well as assumed State and Federal assistance.

     New York City is heavily dependent on New York State and Federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future Federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City’s economic base.

     The projections set forth in the City’s Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City’s ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the HHC to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

     To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City’s infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs and recovery costs related to the World Trade Center. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City’s capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions, combined with the City’s remaining capacity, will provide sufficient financing capacity to continue its capital program through City fiscal year 2011.

     The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

     Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State’s projections of its receipts and disbursements for the fiscal year.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

     From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

Standby Commitments

     In order to enhance the liquidity, stability or quality of municipal obligations, the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Prime Obligations Fund, FS

Money Market Fund and FS Tax-Free Fund each may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a put, demand feature or “standby commitment,” depending on its characteristics. The aggregate price which a Series pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.

     Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party’s ability to purchase the security from the Series. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by the Series.

     Management of the Trust understands that the Internal Revenue Service has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. Institutional Tax-Exempt Assets, the predecessor company of which ILA Tax-Exempt Diversified Portfolio and ILA Tax-Exempt California Portfolio were series, has received a ruling from the Internal Revenue Service to the effect that it is considered the owner of the municipal obligations subject to standby commitments so that the interest on such instruments will be tax-exempt income to it. (Such rulings do not, however, serve as precedent for other taxpayers, are applicable only to the taxpayer requesting the ruling and have, on occasion, been reversed by the Internal Revenue Service.) The Internal Revenue Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or acquired or held with certain other types of put rights and that its distributions of tax-exempt interest earned with respect to such municipal obligations will be tax-exempt for its shareholders. There is no assurance that standby commitments will be available to a Series nor has any Series assumed that such commitments will continue to be available under all market conditions.

Borrowings

     A Series can borrow money from banks in amounts not exceeding one-third of its total assets. Borrowings involve leveraging. If the securities held by a Series decline in value while these transactions are outstanding, the Series’ market value will decline in value by proportionately more than the decline in value of the securities.

Non-Diversified Status

     Although the ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio are “non-diversified” under the Act, each is subject to applicable tax requirements relating to portfolio diversification. Under federal tax laws, the ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio may, with respect to 50% of their total assets, invest up to 25% of their total assets in the securities of any issuer. With respect to the remaining 50% of each Series’ total assets, (i) the Series may not invest more than 5% of its total assets in the securities of any one issuer (other than the U.S. Government), and (ii) the Series may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of its taxable year and are subject to certain conditions and limitations under the Internal Revenue Code of 1986, as amended (the “Code”). These restrictions do not apply to securities of the U.S. government, its agencies, instrumentalities and sponsored enterprises and regulated investment companies

INVESTMENT LIMITATIONS

     The following investment restrictions have been adopted by the Trust as fundamental policies that cannot be changed with respect to any Series without the approval of the majority of outstanding voting securities of that Series. The investment objective of each ILA Portfolio (except the ILA Tax-Exempt California and ILA Tax-Exempt New York Portfolios’ objective of providing shareholders with income exempt from California State and New York State and New York City personal income tax, respectively) cannot be changed without approval of a majority of the outstanding shares of that ILA Portfolio. In addition, the policy of ILA Treasury Obligations Portfolio and FS Treasury Obligations Fund to limit their investments to U.S. Treasury Obligations (as defined in Appendix A of their Prospectuses) and related repurchase agreements is fundamental. The investment objective of each Financial Square Fund, and all other investment policies or practices of the Series, except as stated in this paragraph, are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. As a matter of fundamental policy, at least 80% of the Net Assets of each of the ILA Tax-Exempt Diversified Portfolio, ILA California Tax-Exempt Portfolio, ILA Tax-Exempt New York Portfolio, and FS Tax-Free Fund will be invested in municipal obligations, the interest from which is, in the opinion of bond counsel, if any, excluded from gross income for federal income tax purposes. In addition, as a matter of fundamental policy, at least 80% of the Net Assets of each of the ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio will be invested in California and New York municipal obligations, respectively, except in extraordinary circumstances. Each of these four Series may temporarily invest in taxable money market instruments or, in the case of the ILA Tax-Exempt California and ILA Tax-Exempt New York Portfolio, in municipal obligations that are not California or New York municipal obligations, respectively, when acceptable California and New York obligations are not available or when the Investment Adviser believes that the market conditions dictate a defensive posture.

     As defined in the Act and the rules thereunder and as used in the Prospectuses and this Additional Statement, “a majority of the outstanding voting securities” of a Series means the lesser of the vote of (i) 67% of the shares of that Series present at a meeting if the holders of more than 50% of the outstanding shares of that Series are present in person or by proxy, or (ii) more than 50% of the outstanding shares of that Series. Investment restrictions that involve a maximum percentage of securities or assets are not considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Series, with the exception of borrowings permitted by Investment Restriction (3).

     Accordingly, the Trust may not, on behalf of any Series (except for FS Government Fund):

     (1) Make any investment inconsistent with the Series’ classification as a diversified company under the Act. This restriction does not, however, apply to any Series classified as a non-diversified company under the Act.

     (2) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Series to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and each Series (other than the FS Money Market Fund) reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, obligations (other than commercial paper) issued or guaranteed by U.S. banks and U.S. branches of U.S. or foreign banks and repurchase agreements and securities loans collateralized by such U.S. government obligations or such bank obligations. The FS Money Market Fund may concentrate its investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities and repurchase agreements and securities loans collateralized by such obligations and will invest more than 25% of its total assets in obligations issued or guaranteed by banks (whether foreign or domestic) and repurchase agreements and securities loans collateralized by such obligations. However, if adverse economic conditions prevail in the banking industry, the FS Money Market Fund may, for defensive purposes, temporarily invest less than 25% of the value of its total assets in such obligations. Notwithstanding the foregoing, the ILA Money Market Portfolio will invest more than 25% of the value of its total assets in bank obligations (whether foreign or domestic) except that if adverse economic conditions prevail in the banking industry, the ILA Money Market Portfolio may, for defensive purposes, temporarily invest less than 25% of its total assets in bank obligations. For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

     (3) Borrow money, except that (a) the Series may borrow from banks (as defined in the Act) and each Series may borrow through reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Series may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (d) the Series may purchase securities on margin to the extent permitted by applicable law.

     (4) Make loans, except (a) through the purchase of debt obligations in accordance with each Series’ investment objective and policies, (b) through repurchase agreements with banks, brokers, dealers and other financial institutions, (c) with respect to the Financial Square Funds, loans of securities as permitted by applicable law, and (d) with respect to the ILA Portfolios, loans of securities.

     (5) Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Series may be deemed to be an underwriting.

     (6) Purchase, hold or deal in real estate, although the Series may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Series as a result of the ownership of securities.

     (7) Invest in commodities or commodity contracts, except that the Series may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

     (8) Issue senior securities to the extent such issuance would violate applicable law.

FS Government Fund may not:

     (1) With respect to 75% of its total assets taken at market value, invest more than 5% of the value of the total assets of that Series in the securities of any one issuer, except U.S. Government securities and repurchase agreements collateralized by U.S. Government securities. This restriction does not, however, apply to any Series classified as a non-diversified company under the Act.

     (2) With respect to 75% of its total assets taken at market value, purchase the securities of any one issuer if, as a result of such purchase, that Series would hold more than 10% of the outstanding voting securities of that issuer. This restriction does not, however, apply to any Series classified as a non-diversified company under the Act.

     (3) Borrow money, except from banks on a temporary basis for extraordinary or emergency purposes, provided that a Series is required to maintain asset coverage of 300% for all borrowings and that no purchases of securities will be made if such borrowings exceed 5% of the value of the Series’ assets. This restriction does not apply to cash collateral received as a result of portfolio securities lending.

     (4) Mortgage, pledge or hypothecate its assets except to secure permitted borrowings.

     (5) Act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with a Series’ investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting.

     (6) Purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Series to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to, and the Series reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in U.S. Government Securities, obligations (other than commercial paper) issued or guaranteed by U.S. banks, and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by U.S. Government Securities or such bank obligations. (For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries, and telephone companies are considered to be a separate industry from water, gas or electric utilities, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. Such concentration may be effected when the Investment Adviser determines that risk adjusted returns in such industries are considered favorable relative to other industries.)

     (7) Issue senior securities, except as appropriate to evidence indebtedness that a Series is permitted to incur and except for shares of existing or additional Series of the Trust.

     (8) Purchase or sell real estate (excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodities contracts. The Trust reserves the freedom to hold and to sell real estate acquired for any Series as a result of the ownership of securities.

     (9) Make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with such Series’ investment objective and policies may be deemed to be loans.

     (10) Purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions), make short sales of securities, maintain a short position, or invest in or write puts, calls or combinations thereof (except that a Series may acquire puts in connection with the acquisition of a debt instrument).

     (11) Invest in other companies for the purpose of exercising control or management.

     Each Series may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment objectives, restrictions and policies as the Series.

     In addition to the fundamental policies mentioned above, the Board of Trustees of the Trust has adopted the following non-fundamental policies with respect to the Financial Square Funds which may be changed or amended by action of the Board of Trustees without approval of shareholders. Accordingly, the Trust may not, on the behalf of any Series:

(a)	Invest in companies for the purpose of exercising control or management.

(b)	Invest more than 10% of a Series’ net assets in illiquid investments including repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

(c)	Purchase additional securities if the Series’ borrowings exceed 5% of its net assets.

(d)	Make short sales of securities, except short sales against the box.

     As money market funds, all of the Series must also comply, as a non-fundamental policy, with Rule 2a-7 under the Act. While a detailed and technical rule, Rule 2a-7 has three basic requirements: portfolio maturity, portfolio quality and portfolio diversification. Portfolio maturity. Rule 2a-7 requires that the maximum maturity (as determined in accordance with Rule 2a-7) of any security in a

Series’ portfolio may not exceed 13 months and a Portfolio’s average portfolio maturity may not exceed 90 days. Portfolio quality. A money market fund may only invest in First Tier and Second Tier securities (as defined in the Rule and the Prospectuses). Each Series, other than the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, and FS Tax-Free Fund (the “Tax-Exempt Series”), as a matter of non-fundamental policy, only invests in First Tier securities. Portfolio diversification. The ILA Prime Obligations, ILA Money Market, ILA Government, ILA Treasury Obligations, ILA Treasury Instruments, ILA Federal and ILA Tax-Exempt Diversified Portfolios, FS Prime Obligations, FS Government, FS Treasury Obligations, FS Money Market, FS Federal, FS Treasury Instruments and FS Tax-Free Funds may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government Securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature). Each of such Series may, however, invest up to 25% of its total assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof. ILA Tax-Exempt New York and ILA Tax-Exempt California Portfolios, with respect to 75% of their respective total assets, may not invest more than 5% of their total assets in the securities of any one issuer (except U.S. Government Securities, repurchase agreements collateralized by such securities and certain securities subject to a guarantee or unconditional demand feature); provided that such Series may not invest more than 5% of their respective total assets in the securities of a single issuer unless the securities are First Tier Securities. Subject to certain exceptions, immediately after the acquisition of any demand features or guarantees (i.e., generally, the right to sell the security at a price equal to its approximate amortized cost (for a demand feature) or principal amount (for a guarantee) plus accrued interest), with respect to 75% of the assets of a Series, no more than 10% of the Series’ total assets may be invested in securities issued by or subject to demand features or guarantees issued by the same issuer. In the case of the Tax-Exempt Series (which are the only Series that are permitted to invest in Second Tier securities), subject to certain exceptions immediately after the acquisition of a demand feature or guarantee that is a Second Tier security, no more than 5% of the Tax-Exempt Series’ total assets may be invested in securities or demand features or guarantees issued by the institution that issued the demand feature or guarantee. The Tax-Exempt Series’ investments in Second Tier securities that are conduit securities (which, generally, are municipal securities involving an agreement or arrangement providing for payment by a person other than the issuer of the municipal security) that are not U.S. Government Securities or securities with a guarantee by a non-controlled person, are limited, and may not exceed, with respect to a particular issuer, the greater of $1 million or 1% of the Series’ total assets. Also, the Tax-Exempt Series’ investments in Second Tier conduit securities of all issuers combined may not exceed 5% of the Series’ total assets. Securities which are rated in the highest short-term rating category by at least two NRSROs, or if only one NRSRO has assigned a rating, by that NRSRO are “First Tier securities.” Securities rated in the top two short-term rating categories by at least two NRSROs or by the only NRSRO which has assigned a rating, but which are not First Tier securities are “Second Tier securities.” Unrated securities may also be First Tier or Second Tier sec urities if they are of comparable quality as determined by the Investment Adviser. In accordance with certain rules, the rating of demand feature or guarantee of a security may be deemed to be the rating of the underlying security. NRSROs include Standard & Poor’s, Moody’s, Fitch and Dominion Bond Rating Service Limited. For a description of their rating categories, see Appendix A.

     “Value” for the purposes of all investment restrictions means the value used in determining a Series’ net asset value. “U.S. Government Securities” shall mean securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

     Although the fundamental policies mentioned above would allow the Series to borrow through reverse repurchase agreements, as of the date of this Additional Statement, the Series do not engage in reverse repurchase transactions as a matter of non-fundamental policy.

TRUSTEES AND OFFICERS

     The business and affairs of the Series are managed under the direction of the Board of Trustees subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Series’ daily business operations.

     Trustees of the Trust

     Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Independent Trustees
Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Ashok N. Bakhru Age: 62	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994–March 1996 and November 1998–Present); Executive Vice President – Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996–November 1998); Director of Arkwright Mutual Insurance Company (1984–1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-Present); Member of Cornell University Council (1992-Present); Trustee of the Walnut Street Theater (1992-Present); Trustee, Scholarship America (1998-Present); Director, Private Equity Investors–III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board and Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None

John P. Coblentz, Jr. Age: 63	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975 – May 2003). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None

Independent Trustees
				Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Patrick T. Harker Age: 45	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997–August 2000). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None

Mary P. McPherson Age: 68	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986–1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (1997-Present).

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None

Wilma J. Smelcer Age: 55	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	64	Lawson Products Inc. (distributor of industrial products).

Independent Trustees
Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Richard P. Strubel Age: 64	Trustee	Since 1987	Vice Chairman and Director, Unext, Inc. (provider of educational services via the internet) (2003-Present); President, COO and Director, Unext, Inc. (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990–1999). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	64	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Interested Trustees
				Number of
		Term of		Portfolios
		Office and		in Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	by Trustee[4]	Held by Trustee[5]
*James McNamara Age: 41	Trustee & Vice President	Since 2002 Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998 – December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998). Vice President–Goldman Sachs Mutual Fund Complex (registered investment companies). Trustee–Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None

*Alan A. Shuch Age: 54	Trustee	Since 1990	Advisory Director – GSAM (May 1999-Present); Consultant to GSAM (December 1994 – May 1999); and Limited Partner, Goldman Sachs (December 1994 - May 1999). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	64	None

*Kaysie P. Uniacke Age: 43	Trustee & President	Since 2001 Since 2002	Managing Director, GSAM (1997- Present). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies). President – Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies). Assistant Secretary – Goldman Sachs Mutual Fund Complex (1997 – 2002) ( registered investment companies).	64	None

* These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

1 Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.

2 The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.

3 Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the

Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

4 The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2003, the Trust consisted of 58 portfolios, including the Funds described in this Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.

5 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

     Information pertaining to the officers of the Trust is set forth below.

Officers of the Trust
Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 43	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present).

Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (1997–2002) (registered investment companies).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 39	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003 – Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Philip V. Giuca, Jr. 32 Old Slip New York, NY 10005 Age: 42	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992-Present). Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Officers of the Trust
Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
Peter Fortner 32 Old Slip New York, NY 10005 Age: 46	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000-Present); Associate, Prudential Insurance Company of America (November 1985–June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999 and 2000).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kenneth G. Curran 32 Old Slip New York, NY 10005 Age: 40	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998-Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995–October 1998).

Assistant Treasurer – Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 44	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999– Present); and Vice President of GSAM (April 1997–December 1999). Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Jesse Cole 4900 Sears Tower Chicago, IL 60606 Age: 40	Vice President	Since 1998	Vice President, GSAM (June 1998-Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996–June 1998).

Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Kerry K. Daniels 4900 Sears Tower Chicago, IL 60606 Age: 41	Vice President	Since 2000	Manager, Financial Control – Shareholder Services, Goldman Sachs (1986-Present). Vice President – Goldman Sachs Mutual Fund Complex (registered investment companies).

Christopher Keller 4900 Sears Tower Chicago, IL 60606 Age: 38	Vice President	Since 2000	Vice President, Goldman Sachs (April 1997–Present). Vice President –Goldman Sachs Mutual Fund Complex (registered investment companies).

James McNamara 32 Old Slip New York, NY 10005 Age: 41	Vice President & Trustee	Since 2001 Since 2002	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

Vice President—Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee –– Goldman Sachs Mutual Fund Complex (registered investment companies).

Officers of the Trust
Position(s)
	Held	Term of Office
Name, Age	With the	and Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 38	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002–Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997–Present).

Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

Dave Fishman 32 Old Slip New York, NY 10005 Age: 39	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December 2001–Present); and Vice President, Goldman Sachs (1997–December 2001).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Danny Burke 32 Old Slip New York, NY 10005 Age: 41	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987–Present). Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Elizabeth D. Anderson 32 Old Slip New York, NY 10005 Age: 34	Assistant Secretary	Since 1997	Managing Director, Goldman Sachs (December 2002 – Present); Vice President, Goldman Sachs (1997-December 2002) and Fund Manager, GSAM (April 1996–Present).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

Amy E. Curran One New York Plaza 37th Floor New York, NY 10004 Age: 34	Assistant Secretary	Since 1999	Vice President, Goldman Sachs (June 1999–Present); Assistant General Counsel, Goldman Sachs (2000-Present); Counsel, Goldman Sachs (1998–2000); and Associate, Dechert Price & Rhoads (law firm) (September 1996-1998).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (registered investment companies).

1 Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

     The Board of Trustees has established six standing committees in connection with their governance of the Series – Audit, Governance and Nominating, Executive, Valuation, Dividend and Schedule E.

     The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees a firm of independent certified public auditors to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held three meetings during the fiscal year ended December 31, 2003.

     The Governance and Nominating Committee has been established to: (1) assist the Board of Trustees in matters involving mutual fund governance and industry practices; (2) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its investment adviser or distributor (as defined by the Act); and (3) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held six meetings during the fiscal year ended December 31, 2003. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of the Goldman Sachs Trust Governance and Nominating Committee.

     The Executive Committee has the power to conduct the current and ordinary business of the Trust and to exercise powers of the Board of Trustees when the Board is not in session. Ms. Uniacke serves on the Executive Committee. The Executive Committee did not meet during the fiscal year ended December 31, 2003.

     The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust’s Valuation Procedures. Mr. Shuch and Ms. Uniacke serve on the Valuation Committee. During the fiscal year ended December 31, 2003, the Valuation Committee held twenty-one meetings.

     The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Fund’s Prospectus. Currently, the sole member of the Trust’s Dividend Committee is Ms. Uniacke. During the fiscal year ended December 31, 2003, the Dividend Committee held no meetings with respect to the Series included in this Additional Statement and twenty-seven with respect to all of the Series of the Trust (including the Series included in this Additional Statement).

     The Schedule E Committee is authorized to address potential conflicts of interest regulated by the National Association of Securities Dealers, Inc. Currently, the Independent Trustees are alternate members of this committee. The Schedule E Committee did not meet during the fiscal year ended December 31, 2003.

Trustee Ownership of Series Shares

     The following table shows the dollar range of shares beneficially owned by each Trustee in the Series and other portfolios of the Trust and Goldman Sachs Variable Insurance Trust.

Aggregate Dollar Range of
Equity Securities in All
	Dollar Range of	Portfolios in Fund Complex
Name of Trustee	Equity Securities in the Series[1]	Overseen By Trustee[2]
Ashok N. Bakhru	None	Over $100,000
Gary D. Black[3]	None	None
John P. Coblentz, Jr.[4]	None	None
Patrick T. Harker	None	Over $100,000
James McNamara	ILA Money Market Portfolio	Over $10,000 – 50,000
Over $1 - 10,000
Mary P. McPherson	FS Cash Portfolio:	Over $100,000
$10,001 – 50,000
Alan A. Shuch	FS Money Market Fund: Over $100,000	Over $100,000
FS Federal Fund: Over $100,000
Wilma J. Smelcer	None	$50,001-$100,000
Richard P. Strubel	None	Over $100,000
Kaysie P. Uniacke	ILA Federal Portfolio	$50,001-$100,000
None

[1]	Includes the value of shares beneficially owned by each Trustee in each Series described in this Additional Statement as of December 31, 2003.

[2]	Includes the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2002, the Trust consisted of 58 portfolios, including the Funds described in this Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.

[3]	Mr. Black resigned from the Boards of Trustees of the Trust and Goldman Sachs Variable Trust in April 2004.

[4]	Mr. Coblentz was appointed to the Boards of Trustees of the Trust and Goldman Sachs Variable Insurance Trust as of October 30, 2003.

     As of April 1, 2004, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Series.

Board Compensation

     The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board meeting, Audit Committee meeting and Governance and Nominating Committee meeting attended by such Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 2003:

		Pension or Retirement
	Aggregate	Benefits Accrued as	Total Compensation
	Compensation	Part of the	From Fund Complex
Name of Trustee	from the Series	Trust’s Expenses	(including the Funds)[1]
Ashok N. Bakhru[2]	$44,637	$—	$171,000
Gary D. Black[3]	0	—	0
John P. Coblentz, Jr.[4]	0	—	0
David B. Ford	0	—	0
Patrick T. Harker	32,784	—	126,000
James McNamara	0	—	0
Mary P. McPherson	32,784	—	126,000
Alan A. Shuch	0	—	0
Wilma J. Smelcer	32,784	—	126,000
Richard P. Strubel	32,784	—	126,000
Kaysie P. Uniacke	0	—	0

[1]	The Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. The Trust consisted of 58 portfolios and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios as of December 31, 2003.
[2]	Includes compensation as Board Chairman.
[3]	Mr. Black resigned from the Boards of Trustees of the Trust and Goldman Sachs Variable Trust in April 2004.
[4]	Mr. Coblentz was appointed to the Boards of Trustees of the Trust and Goldman Sachs Variable Insurance Trust effective October 30, 2003.

Code of Ethics

     The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Series.

THE INVESTMENT ADVISER, DISTRIBUTOR AND TRANSFER AGENT

The Investment Adviser

     As stated in the Series’ Prospectuses, Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, New York, NY 10005 serves as Investment Adviser to the Series. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division (“IMD”) of Goldman Sachs, served as the Series’ Investment Adviser. On or about April 26, 2003, GSAM assumed Goldman Sachs Asset Management’s investment advisory responsibilities for the Series. Under the Management Agreement between GSAM and the Trust on behalf of the Series, GSAM, subject to the supervision of the Board of Trustees of the Trust and in conformity with the stated policies of each Series, acts as investment adviser and directs the investments of the Series. In addition, GSAM administers the Series’ business affairs and, in connection therewith, furnishes the Trust with office facilities and (to the extent not provided by the Trust’s custodian, transfer agent, or other organizations) clerical, recordkeeping and bookkeeping services and maintains the financial and account records required to be maintained by the Trust. As compensation for these services and for assuming expenses related thereto, GSAM is entitled to receive a fee from the Trust, computed daily and paid monthly, at an annual rate of .35% and .205% of each ILA Portfolio’s and each Financial

Square Fund’s average daily net assets, respectively. GSAM has agreed to reduce or otherwise limit the operating expenses of the respective Series, excluding, among other categories of expenses, taxes, interest, brokerage and litigation, indemnification, shareholder meetings and other extraordinary expenses, on an annualized basis, as described in the Series’ Prospectus. The amount of such reductions or limits, if any, are calculated monthly and are based on the cumulative difference between a Series’ estimated annualized expense ratio and the expense limit for that Series. This amount will be reduced by any prior payments related to the current fiscal year. Goldman Sachs Asset Management voluntarily agreed to waive a portion of its management fee for each Financial Square Fund during the fiscal year ended December 31, 2003. Goldman Sachs has agreed to permit the Financial Square Funds and the ILA Portfolios to use the name “Goldman Sachs” or a derivative thereof as part of their names for as long as the Management Agreement is in effect.

     Goldman Sachs and GSAM have authorized any of its directors, partners, officers and employees who have been elected or appointed to the position of Trustee or officer of the Trust to serve in the capacities in which they have been elected and appointed.

     The Trust, on behalf of each Series, is responsible for all expenses other than those expressly borne by GSAM under the Series’ Management Agreements. The expenses borne by shares of each Series include, without limitation, the fees payable to GSAM, the fees and expenses under the Trust’s distribution, administration, service, select, capital administration and other plans, the fees and expenses of the Series’ custodian, fees and expenses of the Series’ transfer agent, filing fees for the registration or qualification of shares under federal or state securities laws, expenses of the organization of the Series, taxes (including income and excise taxes, if any), interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Series for violation of any law, legal and auditing and tax fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs with respect to the Series), expenses of preparing and setting in type prospectuses, statements of additional information, proxy material, reports and notices, the printing and distribution of the same to shareholders and regulatory authorities, each Series’ proportionate share of the compensation and expenses of its “non-interested” Trustees (defined below), and extraordinary expenses incurred by the Series.

     The Management Agreement entered into on behalf of the ILA Portfolios (the “ILA Management Agreement”) was most recently approved by the Trustees, including a majority of the Trustees who are not parties to the ILA Management Agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on February 4, 2004. The ILA Management Agreement was approved by the shareholders of each ILA Portfolio (other than the ILA Treasury Instruments and ILA Tax-Exempt New York Portfolios) on April 19, 1990 and by the shareholders of the ILA Treasury Instruments and ILA Tax-Exempt New York Portfolios on June 3, 1991. The ILA Management Agreement will remain in effect until June 30, 2004 and will continue in effect thereafter only if such continuance is specifically approved at least annually by a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the particular ILA Portfolio, as defined in the Act, and, in either case, by a majority of non-interested Trustees.

     For the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001 the amount of the management fee incurred by each ILA Portfolio was as follows:

ILA Portfolio	2003	2002	2001
Prime Obligations Portfolio	$2,802,206	$3,039,376	$3,157,546
Money Market Portfolio	6,200,669	7,094,847	8,994,228
Treasury Obligations Portfolio	5,833,433	9,073,579	4,533,137
Treasury Instruments Portfolio	1,796,385	1,797,362	1,396,813
Government Portfolio	629,284	647,289	839,441
Federal Portfolio	11,636,096	15,448,787	20,051,818
Tax-Exempt Diversified Portfolio	6,445,097	6,334,117	6,924,343
Tax-Exempt California Portfolio	2,093,894	1,642,265	1,854,188
Tax-Exempt New York Portfolio	1,005,506	987,109	973,950

     In addition, Goldman Sachs Asset Management assumed certain expenses related to the operations of each ILA Portfolio during various periods of 2003, 2002 and 2001 to the extent such expenses would have caused each ILA Portfolio’s total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the following additional expenses would have been incurred for such years:

ILA Portfolio	2003	2002	2001
Prime Obligations Portfolio	$338,704	$142,274	$127,293
Money Market Portfolio	1,417,367	1,351,872	1,699,037
Treasury Obligations Portfolio	237,916	421,019	163,656
Treasury Instruments Portfolio	175,888	123,724	213,566
Government Portfolio	219,298	278,382	261,903
Federal Portfolio	3,287,855	3,717,123	4,538,030
Tax-Exempt Diversified Portfolio	2,183,580	1,811,111	1,219,820
Tax-Exempt California Portfolio	525,949	402,828	373,343
Tax-Exempt New York Portfolio	579,778	486,622	224,696

     Each ILA Portfolio has entered into certain expense offset arrangements with the custodian resulting in a reduction in the ILA Portfolio’s expenses. For the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001 each ILA Portfolio’s custody fees were reduced by the following amounts under such arrangement:

ILA Portfolio	2003	2002	2001
Prime Obligations Portfolio	$302	$711	$1,610
Money Market Portfolio	348	677	1,744
Treasury Obligations Portfolio	340	686	1,667
Treasury Instruments Portfolio	752	622	1,607
Government Portfolio	338	690	1,738
Federal Portfolio	1,169	2,921	27,364
Tax-Exempt Diversified Portfolio	141,412	161,029	176,015
Tax-Exempt California Portfolio	52,519	47,394	54,395
Tax-Exempt New York Portfolio	25,555	28,535	28,282

     The FS Management Agreement entered into on behalf of the Financial Square Funds (the “FS Management Agreement”) was most recently approved by the Trustees, including a majority of the non-interested Trustees, on February 4, 2004. The shareholders approved the FS Management Agreement on April 21, 1997. The FS Management Agreement will remain in effect until June 30,

2004 and will continue in effect thereafter only if such continuance is specifically approved at least annually by a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the particular Financial Square Fund (as defined in the Act) and, in either case, by a majority of non-interested Trustees.

     For the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001 the amounts of the management fee incurred by each Financial Square Fund were as follows:

Financial Square Fund	2003	2002	2001
FS Prime Obligations Fund	$45,412,691	$46,161,798	$39,073,649
FS Money Market Fund	18,430,819	22,287,656	22,384,513
FS Treasury Obligations Fund	8,682,385	10,747,812	9,587,854
FS Treasury Instruments Fund	2,151,327	2,141,224	2,173,366
FS Government Fund	7,373,443	9,280,106	8,166,390
FS Federal Fund	15,887,781	22,697,869	25,578,959
FS Tax-Free Fund	11,204,155	7,430,801	5,193,574

     During the periods presented, Goldman Sachs Asset Management agreed voluntarily that it would not impose a portion of its management fee. Had such fees been imposed, the following additional fees (including both advisory and administration fees) would have been incurred by these Series for the periods indicated:

Financial Square Fund	2003	2002	2001
FS Prime Obligations Fund	$9,349,672	$9,503,900	$8,044,575
FS Money Market Fund	3,794,580	4,588,635	4,608,576
FS Treasury Obligations Fund	685,451	848,511	1,109,729
FS Treasury Instruments Fund	169,842	169,039	236,075
FS Government Fund	1,518,062	1,910,610	1,681,316
FS Federal Fund	1,254,298	1,791,937	2,019,392
FS Tax-Free Fund	2,306,738	1,529,871	1,069,265

     In addition, Goldman Sachs Asset Management assumed certain expenses related to the operations of each Financial Square Fund during various periods of 2003, 2002 and 2001 to the extent such expenses would have caused each Fund’s total expenses to exceed, on an annualized basis, certain contractual or voluntary expense limitations. Had these expenses not been assumed, the Series would have incurred the following additional expenses:

Financial Square Fund	2003	2002	2001
FS Prime Obligations Fund	$0	$0	$2,601,959
FS Money Market Fund	0	0	2,172,233
FS Treasury Obligations Fund	270,698	170,689	643,324
FS Treasury Instruments Fund	377,368	380,932	491,366
FS Government Fund	260,018	146,047	976,354
FS Federal Fund	0	0	977,481
FS Tax-Free Fund	0	0	168,228

     The Financial Square Funds have entered into certain expense offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. For the fiscal years ended December 31,

2003, December 31, 2002 and December 31, 2001 each Fund’s custody fees were reduced by the following amounts under such arrangement:

Financial Square Fund	2003	2002	2001
FS Prime Obligations Fund	$505	$4,789	$35,766
FS Money Market Fund	475	13,180	4,506
FS Treasury Obligations Fund	539	722	1,703
FS Government Fund	6,135	742	1,886
FS Tax-Free Fund	345,067	300,525	249,575
FS Treasury Instruments Fund	1,681	1,103	2,293
FS Federal Fund Fund	848	18,068	6,274

     The ILA Management and FS Management Agreements provide that GSAM shall not be liable to an ILA Portfolio or Financial Square Fund for any error of judgment by GSAM or for any loss sustained by the ILA Portfolio or Financial Square Fund except in the case of GSAM’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The ILA Management and FS Management Agreements also provide that they shall terminate automatically if assigned and that they may be terminated with respect to any particular ILA Portfolio or Financial Square Fund without penalty by vote of a majority of the Trustees or a majority of the outstanding voting securities of that ILA Portfolio or Financial Square Fund on 60 days’ written notice to GSAM or by GSAM without penalty at any time on 90 days’ (60 days with respect to the Financial Square Funds) written notice to the Trust.

     In managing the Goldman Sachs Money Market Funds, GSAM will draw upon the Goldman Sachs Credit Department. The Credit Department provides credit risk management for our portfolios through a team of 108 professionals who contribute a combination of industry analysis, fund-specific expertise and global capacity (through their local presence in foreign markets). The Credit Department continuously monitors all issuers approved for investment by the money market funds by monitoring news stories, business developments, financial information and ratings, as well as occasional discussion with issuer management and rating agency analysts. The Credit Department receives rating agency reports and rating change information electronically and via fax as well as reports from Goldman’s Research Department. Specifically with respect to managing the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Money Market Fund, GSAM will draw upon the extensive research generated by Goldman Sachs’ Municipal Credit Group. The Credit Group’s research team continually reviews current information regarding the issuers of municipal and other tax-exempt securities, with particular focus on long-term creditworthiness, short-term liquidity, debt service costs, liability structures, and administrative and economic characteristics.

     In connection with their latest approval of the ILA Management Agreement and FS Management Agreement, the Board of Trustees reviewed the written and oral presentations provided by the Investment Adviser in connection with the Trustees’ consideration of the Management Agreements. The Trustees also reviewed, with the advice of legal counsel, their responsibilities under applicable law. At the meeting held on February 4, 2004, the Trustees considered, in particular, the restructuring of the Investment Adviser and the assumption of investment advisory responsibilities by GSAM, including the assurances that the same personnel and resources would be committed to the management of the Series. The Trustees also considered, in particular, the regulatory settlement that had been reached by Goldman Sachs regarding investment bank and research department conflicts of interest. The Trustees considered, in particular, the respective management fee rates; the Series’ respective operating expense ratios; the Investment Adviser’s current and prospective fee waivers and expense reimbursements for the respective Series and pricing philosophy; and the investment performance of the Series for the prior year and longer time periods. The information on these matters was also compared to similar information for other mutual funds. In addition, the Trustees considered the Series’ management fee structure in comparison to the structures used by other mutual funds; the revenues received by the Investment Adviser and their affiliates from the Series for their investment management services and for other, non-investment management services, and their expenses in providing such services; and the Series’ asset levels and possible economies of scale. The Trustees also considered the personnel and resources of the Investment Adviser, the overall nature and quality of the Investment Adviser’s services and the specific provisions of the respective Management Agreements. After consideration of the Investment Adviser’s presentations, the non-interested Trustees discussed at greater length in executive session the fairness and reasonableness of the ILA Management Agreement to the ILA Portfolios and their shareholders and the FS Management Agreement to the Financial Square Funds and their shareholders, including the trends in expense levels and investment performance, and concluded that the ILA Management Agreement and the FS Management Agreement should be reapproved and continued in the interests of the Series and their shareholders.

The Distributor and Transfer Agent

     Goldman Sachs, 85 Broad Street, New York, NY 10004, acts as principal underwriter and distributor of each Series’ shares. Shares of the Series are offered and sold on a continuous basis by Goldman Sachs, acting as agent. The Distribution Agreement between Goldman Sachs and the Trust was most recently approved by the Trustees on February 4, 2004. Goldman Sachs retained approximately $25,000, $11,000 and $2,000 of commissions on redemptions of ILA Class B, ILA Class C and ILA Service Unit shares of the ILA Prime Obligations Portfolio during 2003, 2002 and 2001, respectively. Goldman Sachs also serves as the Series’ transfer agent. Goldman Sachs provides customary transfer agency services to the Series, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, Goldman Sachs receives .04% (on an annualized basis) of the average daily net assets with respect to each class of each ILA Portfolio. Goldman Sachs currently imposes no fees under its transfer agency agreements with the Financial Square Funds.

     For the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001 the ILA Portfolios incurred transfer agency fees as follows:

ILA Portfolio	2003	2002	2001
Prime Obligations Portfolio
ILA Shares	$187,228	$223,934	$242,776
Administration Shares	28,901	31,597	38,175
Service Shares	77,399	64,622	52,136
Class B Shares	14,141	13,914	10,532
Class C Shares	7,481	6,813	5,402
Cash Management Shares	5,102	6,478	11,841
Money Market Portfolio
ILA Shares	$262,888	$384,133	$596,591

ILA Portfolio	2003	2002	2001
Administration Shares	208,682	166,129	137,113
Service Shares	120,038	134,822	136,158
Cash Management Shares	117,040	125,756	158,050
Treasury Obligations Portfolio
ILA Shares	$72,481	$158,125	$155,777
Administration Shares	6,950	4,973	6,245
Service Shares	568,519	834,718	355,164
Cash Management Shares	18,728	39,164	886
Treasury Instruments Portfolio
ILA Shares	$28,363	$51,323	$74,687
Administration Shares	12,159	9,720	8,938
Service Shares	156,347	139,855	69,553
Cash Management Shares	8,432	4,515	6,458
Government Portfolio
ILA Shares	$34,551	$39,189	$62,569
Administration Shares	5,064	2,893	1,760
Service Shares	27,633	27,686	21,437
Cash Management Shares	4,670	7,294	10,170
Federal Portfolio
ILA Shares	$584,927	$960,269	$1,466,442
Administration Shares	363,638	351,388	295,467
Service Shares	108,383	108,140	107,585
Cash Management Shares	272,891	345,779	422,142
Tax-Exempt Diversified Portfolio
ILA Shares	$344,372	$454,326	$570,968
Administration Shares	252,698	150,558	94,477
Service Shares	7,127	12,479	12,458
Cash Management Shares	132,385	106,536	113,450
Tax-Exempt California Portfolio
ILA Shares	$128,466	$130,052	$159,292
Administration Shares	81,388	33,321	21,235
Service Shares	16	1,235	95
Cash Management Shares	29,432	23,079	31,285
Tax-Exempt New York Portfolio
ILA Shares	$44,566	$51,525	$62,158
Administration Shares	39,732	37,940	36,325
Service Shares	51	94	429
Cash Management Shares	30,568	23,253	12,397

     Goldman Sachs is one of the largest international investment banking firms in the United States. Founded in 1869, Goldman Sachs is a major investment banking and brokerage firm providing a broad range of financing and investment services both in the United States and abroad. As of December 31, 2003, GSAM, along with other units of IMD, had assets under management of approximately $375.7 billion.

POTENTIAL CONFLICTS OF INTEREST

     Goldman Sachs is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization. As a result, The Goldman Sachs Group, Inc., the asset management division of Goldman Sachs, the Investment Adviser, and their affiliates, directors, partners, trustees, managers, members, officers and employees (collectively, for purposes of this “Potential Conflicts of Interest” section, “Goldman Sachs”), including those who may be involved in the investment activities and business operations of the Series, are engaged in businesses and have interests other than that of managing the Series. These activities and interests include potential multiple advisory, transactional and financial and other interests in accounts, securities, instruments and companies that may be directly or indirectly purchased or sold by the Series and its service providers chosen to provide services to the Series. These are considerations of which investors in the Series should be aware, and which may cause conflicts that could disadvantage the Series.

     Present and future activities of Goldman Sachs in addition to those described in this “Potential Conflicts of Interest” section may give rise to additional conflicts of interest.

Certain Activities and Interests of Goldman Sachs and Clients

     Goldman Sachs is a major participant in global financial markets. As such, it acts as an investor, investment banker, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal in the global fixed income, currency, commodity, equity and other markets in which the Series directly and indirectly invest. Thus, it is likely that the Series will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. In addition, it is likely that the Series will undertake transactions in securities in which Goldman Sachs makes a market or otherwise has direct or indirect interests. The Investment Adviser makes decisions for a Series in accordance with their obligations as Investment Adviser. However, Goldman Sachs’ other activities may have a negative effect on the Series.

     Goldman Sachs may give advice, and take action, with respect to any current or future client or proprietary or other accounts, including accounts that may provide greater fees or other compensation to Goldman Sachs or the Investment Adviser or in which Goldman Sachs personnel, including personnel of the Investment Adviser have an interest, that may compete or conflict with the advice given to the Series, or may involve a different timing or nature of action taken than with respect to the Series. For example, the Series may be competing for investment opportunities with Goldman Sachs, or with other current or future accounts or funds that may provide higher fees or other compensation to Goldman Sachs or the Investment Adviser, or with funds in which Goldman Sachs personnel, including personnel of the Investment Adviser, invest. Goldman Sachs and its clients (including other accounts or funds that may provide greater fees or other compensation to Goldman Sachs or the Investment Adviser or in which Goldman Sachs personnel, including personnel of the Investment Adviser, have an interest) may buy or sell the securities of issuers while a Series is undertaking the same or a differing, including, potentially opposite, strategy, which could increase the cost of that strategy to the Series or otherwise disadvantage the Series. For example, the Series may buy a security and Goldman Sachs or its clients (including other advisory accounts of the Investment Adviser) may establish a short position in the same security. That subsequent short sale may result in impairment of the price of the security which the Series holds. Conversely, the Series may establish a short position in a security and Goldman Sachs or its clients (including other advisory accounts of the Investment Adviser) may buy that same security. That subsequent purchase may result in impairment of the price of the short sale position which the Series holds. In addition, transactions in investments by one or more accounts, clients and Goldman Sachs may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other accounts, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies.

     In addition, conflicts may arise because portfolio decisions regarding a Series may benefit other accounts or funds, including accounts or funds that may provide greater fees or other compensation to Goldman Sachs or the Investment Adviser than provided by the Series, or accounts or funds in which Goldman Sachs personnel, including personnel of the Investment Adviser, have an interest. For example, the sale of a long position or establishment of a short position by a Series may impair the price of the same security sold short by (and therefore accrue to the benefit of) another account or fund, and the purchase of a security or covering of a short position in a security by a Series may increase the price of the same security held by (and therefore accrue to the benefit of) another account or fund.

     The directors, partners, trustees, managers, members, officers and employees of Goldman Sachs may buy and sell securities or other investments for their own accounts (including through funds managed by Goldman Sachs). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than positions taken for the Series. To lessen the possibility that a Series will be materially adversely affected by the personal trading described above, each of the Series and Goldman Sachs, as the Series’ Investment Adviser and distributor, has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Series’ portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.

     Goldman Sachs and its clients may pursue or enforce rights with respect to an issuer in which a Series has invested, and those activities may have an adverse effect on the Series. Prices, availability, liquidity and terms of Series investments may be negatively impacted by Goldman Sachs and its clients’ activities, and transactions for the Series may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case. The results of the investment activities of the Series may differ significantly from the results achieved by Goldman Sachs for its proprietary accounts or accounts managed by it and from the results achieved by the Investment Adviser for other advised accounts. In addition, other client transactions may also adversely impact the Series. Subject to applicable law, clients of the Investment Adviser may also have, as a result of receiving client reports or otherwise, access to information regarding the Investment Adviser’s transactions or views which may affect their transactions outside of accounts controlled by the asset management division of Goldman Sachs and also negatively impact the performance of the Series. Further, the Series may be adversely affected by cash flows and market movements arising from purchases and redemptions of Series shares as well as increases of capital in and withdrawals of capital from other accounts advised by Goldman Sachs or an affiliate.

     The Investment Adviser’s management of the Series may benefit Goldman Sachs. For example, the Series may, subject to applicable law, invest, directly or indirectly, in the securities of companies affiliated with Goldman Sachs or in which Goldman Sachs has an equity, debt or other interest. Subject to applicable law, the Series may engage in investment transactions which may result in Goldman Sachs or its clients (including other accounts or funds that may provide greater fees or other compensation to Goldman Sachs or the Investment Adviser or in which Goldman Sachs personnel, including personnel of the Investment Adviser, have an interest) being relieved of obligations or otherwise divesting of an investment. The purchase, holding and sale of investments by the Series may enhance the profitability of Goldman Sachs’ own investments in and its activities with respect to such companies.

     When Goldman Sachs acts as broker, dealer, agent, lender, advisor or in other commercial capacities for the Series, it is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by Goldman Sachs will be commercially reasonable, although Goldman Sachs will have an interest in obtaining fees and other amounts, which are favorable to Goldman Sachs. In such circumstances, Goldman Sachs will be entitled to retain all such fees and other amounts and no fees or other compensation payable by the Series will be reduced thereby. When Goldman Sachs acts as broker, dealer, agent, lender, advisor or in other commercial capacities for the Series, it may take commercial steps in its own interests, which may have an adverse effect on the Series. In addition, when Goldman Sachs acts in such capacities, its representatives may be in possession of information not available to others, including the Investment Adviser and such representatives may act on the basis of such information. These actions may have adverse effects on the Series. When acting in such capacity, Goldman Sachs is under no obligation to disseminate such information to the Investment Adviser or to others. Subject to applicable law, Goldman Sachs may from time to time in-source or outsource certain processes or functions in connection with a variety of services to the Series in investment management and administrative capacities.

     Goldman Sachs, and its sales personnel and other dealers, have interests in promoting sales of the Series. The remuneration and profitability of activity relating to sales of Series shares may be greater than that of other products. Further, Goldman Sachs may have business relationships with, and purchase, or distribute or sell services or products from or to, dealers, consultants and others who recommend, sell, or have interests or relationships associated with sales or recommendations of Series shares or portfolio transactions for the Series. In addition, Goldman Sachs employees, including employees of the Investment Adviser, may have board or advisory relationships with issuers, dealers, consultants and charitable organizations which may own or which may recommend or sell shares of the Series or portfolio transactions for the Series. As a result, those persons and institutions may have conflicts associated with the promotion of Series shares and portfolio investment-related matters that would create incentives for them to promote such sales or raise other conflicts.

Certain Regulatory Matters

     From time to time, the activities of a Series may be restricted because of regulatory requirements applicable to Goldman Sachs and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. An investment fund not affiliated with Goldman Sachs would not be subject to some of those considerations in relation to transactions with Goldman Sachs. There may be periods when the Investment Adviser may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which Goldman Sachs is performing investment banking, market making or other services or has proprietary positions. For example, when Goldman Sachs is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Series may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if Goldman Sachs personnel serve as directors of companies the securities of which the Series wish to purchase or sell. However, if permitted by applicable law, the Series may purchase investments that are issued, or the subject of an underwriting, distribution, or advisory assignment by Goldman Sachs, or in cases in which Goldman Sachs-related personnel are directors or officers of the issuer.

     The investment activities of Goldman Sachs for proprietary accounts and accounts and funds under their management may also limit the investment opportunities for, or rights of, the Series including in certain regulated industries, emerging markets and in certain futures and derivative transactions where restrictions may be imposed upon the aggregate amount of investment by affiliated investors. The Investment Adviser may restrict or limit transactions or exercise of rights for the Series, or limit the amount of voting securities purchased for the Series, which may limit positions or restrict the Series from voting in situations in which the Series have an interest, in order to avoid circumstances which, in the view of the Investment Adviser, would require aggregation of the Series’ positions with investments of Goldman Sachs that would approach or exceed certain ownership thresholds.

     To the extent permitted by applicable law, the Investment Adviser may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments on behalf of the Series in which Goldman Sachs, acting as principal or on a proprietary basis for its customers, serves as the counterparty. The Series may also enter into cross transactions in which Goldman Sachs acts on behalf of the Series and for the other party to the transaction. Goldman Sachs may have a potentially conflicting division of responsibilities to both parties to a cross transaction. The Series will only consider engaging in a principal or cross transaction with Goldman Sachs or its affiliates to the extent permitted by applicable law. The Investment Adviser will, to the extent required by law, obtain necessary consents prior to entering into such transactions.

     From time to time, Goldman Sachs may come into possession of material, non-public information or other information that could limit the ability of the Series to buy and sell investments. The Series’ investment flexibility may be constrained as a consequence. In making investment decisions for a Series, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Goldman Sachs in the course of their activities.

Other Investment Management-Related Activities

     The Investment Adviser will allocate investment opportunities and make purchase and sale decisions among the Series and other funds and accounts of Goldman Sachs (which may include other funds and accounts for which Goldman Sachs may receive greater performance-based or other compensation than they received from the Series, or in which Goldman Sachs, its affiliates and/or personnel may have a beneficial interest) managed by it in a reasonable and equitable manner, as determined in its sole discretion. The Investment Adviser may determine that an investment opportunity or particular purchases or sales are appropriate for one or more funds or accounts, including funds or accounts in which performance-based or other compensation received by Goldman Sachs is greater than that received from the Series or in which investment personnel or other employees of Goldman Sachs or the Investment Adviser have an interest, or for itself or an affiliate, but not for the Series, or is appropriate for, or available to, the Series but in different sizes, terms or timing than is appropriate for others. Although allocating orders among funds or accounts that pay greater performance-based or other compensation to Goldman Sachs than do the Series or in which investment personnel or other employees of Goldman Sachs or the Investment Adviser have an interest may create a potential conflict of interest, the Investment Adviser will not make allocation decisions based on such fees and compensation. The amount, timing, structuring or terms of an investment by the Series may differ from, and performance may be lower than, investments and performance of other funds or accounts or the interests of Goldman Sachs and its personnel, including funds or accounts with greater performance-based or other compensation paid to Goldman Sachs or in which investment personnel or other employees of Goldman Sachs or the Investment Adviser have an interest.

     Purchases and sales of securities for the account of the Series may be bunched or aggregated with orders for other accounts of Goldman Sachs, including other investment accounts (including those in which Goldman Sachs or its personnel have a beneficial interest). Because of the prevailing trading activity, it is frequently not possible to receive the same price or execution on the entire volume of securities sold. When this occurs, the various prices may be averaged which may be disadvantageous to the Series.

     The Series and the Investment Adviser or their affiliates or personnel may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of the Investment Adviser) may provide to the Series or one or more other funds or accounts managed by Goldman Sachs. Such products and services may disproportionately benefit other funds or accounts of Goldman Sachs relative to the Series based on the amount of brokerage commissions paid by the Series and such other funds or accounts.

     To the extent permitted by applicable law, the Series may invest all or some of their short term cash investments in any money market fund advised or managed by Goldman Sachs, and may invest in other investment funds advised or managed by Goldman Sachs. In addition, subject to applicable law, Goldman Sachs may keep any fees accruing to it in connection with any such investments, and the fees or allocations from the Series will not be reduced thereby (i.e., there could be “double fees” involved in making any such investment, which would not arise in connection with a Shareholder’s direct purchase of underlying investments).

     Goldman Sachs may create, write, sell or issue, or act as placement agent or distributor of, derivative instruments with respect to which the underlying securities, currencies or instruments may be those in which the Series invest or which may be based on the performance of the Series. Goldman Sachs (including its personnel or funds or accounts managed by Goldman Sachs or in which Goldman Sachs has a proprietary interest) may, from time to time, invest in the Series but reserves the right to redeem some or all of its investment at any time. These investments and redemptions will be made without notice to the shareholders. These derivative related activities, as well as such investment and redemption activities may have an adverse effect on the Series’ investment management, flexibility, diversification strategies and on the amount of fees, expenses and other costs incurred directly or indirectly through a Series by the shareholders.

     The Series will be required to establish business relationships with their counterparties based on the Series’ own credit standing. Neither Goldman Sachs nor the Investment Adviser or any of their affiliates will have any obligation to allow their credit to be used in connection with the Series’

establishment of their business relationships, nor is it expected that the Series’ counterparties will rely on the credit of such entities in evaluating the Series’ creditworthiness. In addition, the Series, when the Investment Adviser deem it appropriate, may, to the extent permitted by applicable law, borrow funds from Goldman Sachs or its affiliates, at rates and on other terms arranged with Goldman Sachs.

     Subject to applicable law, in connection with its management of the Series, the Investment Adviser may utilize investment policy advisors or a committee which may include personnel of Goldman Sachs or of unaffiliated firms. Those individuals may, as a result, obtain information regarding the Series’ proposed investment activities which is not generally available to the public. The Investment Adviser may also have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of the Series in accordance with such analysis and models. In addition, Goldman Sachs has no obligation to seek information or to make available to or share with the Series any information, investment strategies, opportunities or ideas known to Goldman Sachs personnel or developed or used in connection with other clients or activities.

     The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions they make on behalf of advisory clients, including the Series, and to ensure that such decisions are made in accordance with the Investment Adviser’s fiduciary obligations to their clients. Nevertheless, notwithstanding the Investment Adviser’s proxy voting policies and procedures, the Investment Adviser’s actual proxy voting decisions may have the effect of favoring the interests of clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates, provided that the Investment Adviser believes such voting decision to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the section of this Additional Statement entitled “Proxy Voting.”

PORTFOLIO TRANSACTIONS

     GSAM places the portfolio transactions of the Series and of all other accounts managed by GSAM for execution with many firms. GSAM uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to each Series and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, GSAM will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the general execution and operational capabilities of the firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Securities purchased and sold by the Series are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such securities.

     Goldman Sachs is active as an investor, dealer and/or underwriter in many types of municipal and money market instruments. Its activities in this regard could have some effect on the markets for those instruments which the Series buy, hold or sell. Orders have been granted by the SEC under the Act which permit the Series to deal with Goldman Sachs in transactions in certain securities in which

Goldman Sachs acts as principal. As a result, the Series may trade with Goldman Sachs as principal subject to the terms and conditions of such exemptions.

     Under the Act, the Series are prohibited from purchasing any instrument of which Goldman Sachs is a principal underwriter during the existence of an underwriting or selling syndicate relating to such instrument, absent an exemptive order (the order referred to in the preceding paragraph will not apply to such purchases) or the adoption of and compliance with certain procedures under the Act. The Trust has adopted procedures which establish, among other things, certain limitations on the amount of debt securities that may be purchased in any single offering and on the amount of the Trust’s assets that may be invested in any single offering. Accordingly, in view of Goldman Sachs’ active role in the underwriting of debt securities, a Series’ ability to purchase debt securities in the primary market may from time to time be limited.

     In certain instances there may be securities which are suitable for more than one Series as well as for one or more of the other clients of GSAM. Investment decisions for each Series and for GSAM’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same Investment Adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Series is concerned. Each Series believes that over time its ability to participate in volume transactions will produce better executions for the Series.

     As of December 31, 2003, the following ILA Portfolios held the following amounts of securities of its regular broker/dealers, as defined in Rule 10b-1 under the Act, or their parents ($ in thousands): ILA Prime Obligations Portfolio: Morgan Stanley ($15,000); ILA Money Market Portfolio: Deutsche Bank Securities, Inc. ($35,008), Barclays Bank ($9,997) and Westdeutsche ($39,995).

     As of December 31, 2003, the following Financial Square Funds held the following amounts of securities of its regular broker/dealers as defined in Rule 10b-1 under the Act, or their parents ($ in thousands): FS Prime Obligations Fund: JP Morgan Chase & Co. ($150,000) and Morgan Stanley ($585,000); FS Money Market Fund: JP Morgan Chase & Co. ($300,000), Greenwich Capital ($89,926), Morgan Stanley ($99,933) and Deutsche Bank ($211,531).

NET ASSET VALUE

     In accordance with procedures adopted by the Trustees, the net asset value per share of each Series (except for FS Prime Obligations Fund, FS Money Market Fund, FS Treasury Obligations Fund, and FS Government Fund) is determined by the Series’ custodian on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. In the case of the FS Money Market Fund, FS Prime Obligations Fund, FS Government Fund and FS

Treasury Obligations Fund, net asset value is determined normally, but not always, at 5:00 p.m. New York time on each Business Day. A Business Day means any day on which the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays. Such holidays include: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day, Veteran’s Day, Thanksgiving Day and Christmas Day.

     The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

     Each Series’ securities are valued using the amortized cost method of valuation in an effort to maintain a constant net asset value of $1.00 per share, which the Board of Trustees has determined to be in the best interest of each Series and its shareholders. This method involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Series would receive if it sold the instrument. During such periods, the yield to an investor in a Series may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities. During periods of declining interest rates, the quoted yield on shares of a Series may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by a Series resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Series would be able to obtain a somewhat higher yield if he or she purchased shares of the Series on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Series would receive less investment income. The converse would apply in a period of rising interest rates.

     The Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Series’ price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Series by the Trustees, at such intervals as they deem appropriate, to determine whether the Series’ net asset value calculated by using available market quotations (or an appropriate substitute which reflects market conditions) deviates from $1.00 per share based on amortized cost, as well as review of methods used to calculate the deviation. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Trustees have the authority (i) to reduce or increase the number of shares outstanding on a pro rata basis, and (ii) to offset each shareholder’s pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder’s accrued dividend account or from future dividends. Each Series may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on such Series’ shares.

     In order to continue to use the amortized cost method of valuation for each Series’ investments, the Series must comply with Rule 2a-7. See “Investment Restrictions.”

     The proceeds received by each Series for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Series and constitute the underlying assets of that Series. The underlying assets of each Series will be segregated on the books of account, and will be charged with the liabilities in respect to such Series and with a share of the general liabilities of the Trust. Expenses with respect to the Series are to be allocated in proportion to the net asset values of the respective Series except where allocations of direct expenses can otherwise be fairly made. In addition, within each Series, ILA Shares, ILA Administration Shares, ILA Service Shares, ILA Class B and Class C Shares, ILA Cash Management Shares, FST Shares, FST Administration Shares, FST Service Shares, FST Preferred Shares, FST Capital Shares and FST Select Shares (if any) will be subject to different expense structures (see “Organization and Capitalization”).

REDEMPTIONS

     The Trust may suspend the right of redemption of shares of a Series and may postpone payment for any period: (i) during which the New York Stock Exchange is closed for regular trading other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when an emergency exists which makes the disposal of securities owned by a Series or the determination of the fair value of the Series’ net assets not reasonably practicable; or (iii) as the SEC may by order permit for the protection of the shareholders of the Trust.

     The Trust agrees to redeem shares of each Series solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Series during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Series’ portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the net asset value of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

     A FST shareholder of any Financial Square Fund with balances in excess of $100 million may elect to have a special account with State Street Bank and Trust Company for the purpose of redeeming shares from its account in that Series by check. When State Street Bank and Trust Company receives a completed signature card and authorization form, the shareholder will be provided with a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street Bank and Trust Company for payment, a sufficient number of full and fractional shares will be redeemed to cover the amount of the check. Cancelled checks will be returned to the shareholder by State Street Bank and Trust Company. The Trust and Goldman Sachs each reserves the right to waive the minimum requirement.

     The check redemption privilege enables a shareholder to receive the dividends declared on the shares to be redeemed until such time as the check is processed. Because of this feature, the check redemption privilege may not be used for a complete liquidation of an account. If the amount of a check is greater than the value of shares held in the shareholder’s account, the check will be returned unpaid, and the shareholder may be subject to extra charges.

     Goldman Sachs reserves the right to impose conditions on, limit the availability of or terminate the check redemption privilege at any time with respect to a particular shareholder or shareholders in general. The Trust and State Street Bank and Trust Company reserve the right at any time to suspend the check redemption privilege and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of the Series.

CALCULATION OF YIELD QUOTATIONS

     From time to time, each Series may advertise its yield, effective yield, tax-equivalent yield, tax-equivalent effective yield and total return. Yield, effective yield, tax-equivalent yield, tax-equivalent effective yield and total return are calculated separately for each class of shares of a Series. Each type of share is subject to different fees and expenses and may have differing yields for the same period.

     Each Series’ yield quotations are calculated by a standard method prescribed by the rules of the SEC. Under this method, the yield quotation is based on a hypothetical account having a balance of exactly one share at the beginning of a seven-day period.

     The yield of a Series refers to the income generated by an investment in that Series over a seven-day period (which period will be stated in the advertisement). This income is then annualized; that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52 week period and is shown as a percentage of the investment. The yield quotation is computed as follows: the net change, exclusive of capital changes and income other than investment income (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period is determined by dividing the net change in account value by the value of the account at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. Such yield quotation shall take into account all fees that are charged to a Series.

     Each Series also may advertise a quotation of effective yield for a 7-calendar day period. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to that return, raising the sum to the 365/7 power and subtracting one from the result, according to the following formula:

     Effective Yield = [(base period return + 1)365/7] – 1

     The effective yield will be slightly higher than the yield because of the compounding effect of reinvestment.

     The ILA Treasury Instruments Portfolio, ILA Federal Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, FS Treasury Instruments Fund, FS Federal Fund, and FS Tax-Free Fund may also advertise a tax-equivalent yield and tax-equivalent effective yield. Tax-equivalent yield is computed by dividing that portion of a Series’ yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Series that is not tax-exempt. Tax-equivalent effective yield is computed by dividing that portion of a Series’ effective yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the effective yield of the Series that is not tax-exempt.

     Total return is determined by computing the percentage change in value of $1,000 invested at the maximum public offering price for a specified period, assuming reinvestment of all dividends and distributions at net asset value. The total return calculation assumes a complete redemption of the investment at the end of the relevant period. Each Series may furnish total return calculations based on cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules.

     Unlike bank deposits or other investments which pay a fixed yield or return for a stated period of time, the investment results for a Series are based on historical performance and will fluctuate from time to time. Any presentation of a Series’ yield, effective yield, tax-equivalent yield, tax-equivalent effective yield or total return for any prior period should not be considered a representation of what an investment may earn or what a Series’ yield, effective yield, tax-equivalent yield, tax-equivalent effective yield or total return may be in any future period. Return is a function of portfolio quality, composition, maturity and market conditions as well as of the expenses allocated to each Series. The return of a Series may not be comparable to other investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate return.

     The yield performance below is for each class of shares of the ILA Portfolios, which should have similar yields because each class of shares will be invested in the same portfolio of securities. Yields will differ only to the extent that classes do not have the same expenses. In reviewing this performance information, you should be aware that ILA Shares have no plan fees, ILA Administration Shares have a maximum .15% administration fee, ILA Service Shares have a maximum .25% service fee and a .15% shareholder administration fee, ILA Class B and Class C Shares have a maximum .75% distribution fee and a maximum .25% service fee with respect to ILA Prime Obligations Portfolio and ILA Cash Management Shares have a maximum .50% service fee and a maximum .50% distribution fee. The yield, effective yield, tax-equivalent yield and tax-equivalent effective yield of each ILA Portfolio for the seven-day period ended December 31, 2003 were as follows:

		Effective	Tax-Equivalent	Tax-Equivalent
	Yield	Yield	Yield	Effective Yield
ILA Prime Obligations Portfolio:
ILA Shares	0.70%	0.70%	N/A	N/A
ILA Administration Shares	0.55%	0.55%	N/A	N/A
ILA Service Shares	0.30%	0.30%	N/A	N/A
ILA Class B Shares	0.23%	0.23%	N/A	N/A

		Effective	Tax-Equivalent	Tax-Equivalent
	Yield	Yield	Yield	Effective Yield
ILA Class C Shares	0.23%	0.23%	N/A	N/A
ILA Cash Management Shares	0.23%	0.23%	N/A	N/A
ILA Money Market Portfolio:
ILA Shares	0.72%	0.72%	N/A	N/A
ILA Administration Shares	0.57%	0.57%	N/A	N/A
ILA Service Shares	0.32%	0.32%	N/A	N/A
ILA Cash Management Shares	0.25%	0.25%	N/A	N/A
ILA Treasury Obligations Portfolio:
ILA Shares	0.59%	0.59%	N/A	N/A
ILA Administration Shares	0.44%	0.44%	N/A	N/A
ILA Service Shares	0.19%	0.19%	N/A	N/A
ILA Cash Management Shares	0.17%	0.17%	N/A	N/A
ILA Treasury Instruments Portfolio:
ILA Shares	0.47%	0.47%	N/A	N/A
ILA Administration Shares	0.32%	0.32%	N/A	N/A
ILA Service Shares	0.07%	0.07%	N/A	N/A
ILA Cash Management Shares	0.07%	0.07%	N/A	N/A
ILA Government Portfolio:
ILA Shares	0.63%	0.63%	N/A	N/A
ILA Administration Shares	0.48%	0.48%	N/A	N/A
ILA Service Shares	0.23%	0.23%	N/A	N/A
ILA Cash Management Shares	0.23%	0.23%	N/A	N/A
ILA Federal Portfolio:
ILA Shares	0.67%	0.67%	N/A	N/A
ILA Administration Shares	0.52%	0.52%	N/A	N/A
ILA Service Shares	0.27%	0.27%	N/A	N/A
ILA Cash Management Shares	0.20%	0.20%	N/A	N/A
ILA Tax-Exempt Diversified Portfolio:
ILA Shares	0.78%	0.79%	1.20%	1.22%
ILA Administration Shares	0.63%	0.64%	0.97%	0.98%
ILA Service Shares	0.46%	0.47%	0.71%	0.72%
ILA Cash Management Shares	0.46%	0.47%	0.71%	0.72%
ILA Tax-Exempt California Portfolio*
ILA Shares	0.70%	0.70%	1.08%	1.08%
ILA Administration Shares	0.55%	0.55%	0.85%	0.85%
ILA Service Shares	0.43%	0.43%	0.66%	0.66%
ILA Cash Management Shares	0.43%	0.43%	0.66%	0.66%
ILA Tax-Exempt New York Portfolio**
ILA Shares	0.71%	0.71%	1.09%	1.09%
ILA Administration Shares	0.56%	0.56%	0.86%	0.86%
ILA Service Shares	0.44%	0.44%	0.68%	0.68%
ILA Cash Management Shares	0.44%	0.44%	0.68%	0.68%

* Tax-equivalent yields would be 1.19%, 0.93%, 0.73% and 0.73% for the ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares, respectively, when taking California State taxes into account. Tax-equivalent effective yields would be 1.19%, 0.93%, 0.73% and 0.73% for the ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares, respectively, when taking California State taxes into account.

** Tax-equivalent yields would be 1.18%, 0.93%, 0.73% and 0.73% for the ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares, respectively, when taking New York State taxes into account, and 1.24%, 0.98%, 0.77% and 0.77%, respectively, when taking New York City taxes into account. Tax equivalent effective yields would be 1.18%, 0.93%, 0.73% and 0.73%, respectively, when taking New York State taxes into account, and 1.24%, 0.98%, 0.77% and 0.77%, respectively, when taking New York City taxes into account.

     The information set forth in the foregoing table reflects certain fee reductions and expense limitations voluntarily agreed to by the Investment Adviser. See “The Investment Adviser, Distributor and Transfer Agent.” In the absence of such fee reductions and expense limitations, the yield of each ILA Portfolio for the same period would have been as follows:

		Effective	Tax-Equivalent	Tax-Equivalent
	Yield	Yield	Yield	Effective Yield
ILA Prime Obligations Portfolio:
ILA Shares	0.66%	0.66%	N/A	N/A
ILA Administration Shares	0.51%	0.51%	N/A	N/A
ILA Service Shares	0.26%	0.26%	N/A	N/A
ILA Class B Shares	0.00%	0.00%	N/A	N/A
ILA Class C Shares	0.00%	0.00%	N/A	N/A
ILA Cash Management Shares	0.00%	0.00%	N/A	N/A
ILA Money Market Portfolio:
ILA Shares	0.72%	0.72%	N/A	N/A
ILA Administration Shares	0.57%	0.57%	N/A	N/A
ILA Service Shares	0.32%	0.32%	N/A	N/A
ILA Cash Management Shares	0.00%	0.00%	N/A	N/A
ILA Treasury Obligations Portfolio:
ILA Shares	0.59%	0.59%	N/A	N/A
ILA Administration Shares	0.44%	0.44%	N/A	N/A
ILA Service Shares	0.19%	0.19%	N/A	N/A
ILA Cash Management Shares	0.00%	0.00%	N/A	N/A
ILA Treasury Instruments Portfolio:
ILA Shares	0.45%	0.45%	N/A	N/A
ILA Administration Shares	0.30%	0.30%	N/A	N/A
ILA Service Shares	0.05%	0.05%	N/A	N/A
ILA Cash Management Shares	0.00%	0.00%	N/A	N/A
ILA Government Portfolio:
ILA Shares	0.53%	0.53%	N/A	N/A
ILA Administration Shares	0.38%	0.38%	N/A	N/A
ILA Service Shares	0.13%	0.13%	N/A	N/A
ILA Cash Management Shares	0.00%	0.00%	N/A	N/A

		Effective	Tax-Equivalent	Tax-Equivalent
	Yield	Yield	Yield	Effective Yield
ILA Federal Portfolio:
ILA Shares	0.67%	0.67%	N/A	N/A
ILA Administration Shares	0.52%	0.52%	N/A	N/A
ILA Service Shares	0.27%	0.27%	N/A	N/A
ILA Cash Management Shares	0.00%	0.00%	N/A	N/A
ILA Tax-Exempt Diversified Portfolio:
ILA Shares	0.78%	0.79%	1.21%	1.21%
ILA Administration Shares	0.63%	0.64%	0.98%	0.98%
ILA Service Shares	0.38%	0.38%	0.59%	0.59%
ILA Cash Management Shares	0.00%	0.00%	0.00%	0.00%
ILA Tax-Exempt California Portfolio*
ILA Shares	0.70%	0.70%	1.08%	1.08%
ILA Administration Shares	0.55%	0.55%	0.85%	0.85%
ILA Service Shares	0.30%	0.30%	0.46%	0.47%
ILA Cash Management Shares	0.00%	0.00%	0.00%	0.00%
ILA Tax-Exempt New York Portfolio**
ILA Shares	0.69%	0.69%	1.06%	1.06%
ILA Administration Shares	0.54%	0.54%	0.83%	0.83%
ILA Service Shares	0.29%	0.29%	0.44%	0.44%
ILA Cash Management Shares	0.00%	0.00%	0.00%	0.00%

* Tax-equivalent yields would be 1.19%, 0.94%, 0.51%, and 0.00% for the ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares, respectively, when taking California State taxes into account. Tax-equivalent effective yields would be 1.20%, 0.94%, 0.51% and 0.00% for the ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares, when taking California State taxes into account.

** Tax-equivalent yields would be 1.14%, 0.89%, 0.48% and 0.00% for the ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares, respectively, when taking New York State taxes into account, and 1.20%, 0.94%, 0.50% and 0.00%, respectively, when taking New York City taxes into account. Tax-equivalent effective yields would be 1.15%, 0.89%, 0.48% and 0.00% for the ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares, respectively, when taking New York State taxes into account, and 1.20%, 0.94%, 0.50% and 0.00%, respectively, when taking New York City taxes into account.

     The yield performance below is for each class of shares of the Financial Square Funds, which should have similar yields because each class of shares will be invested in the same portfolio of securities. Yields will differ only to the extent that classes do not have the same expenses. In reviewing this performance information, you should be aware that FST Shares have no plan fees, FST Administration Shares have a .25% administration fee, FST Service Shares have a .25% service fee and a .25% shareholder administration fee, FST Preferred Shares have a .10% preferred administration fee, FST Select Shares have a service fee of .03% and FST Capital Shares have an .15% capital administration fee. The yield, effective yield, tax-equivalent yield and tax-equivalent effective yield of each Financial Square Fund for the seven-day period ended December 31, 2003 were as follows:

		Effective	Tax-Equivalent	Tax-Equivalent
	Yield	Yield	Yield	Effective Yield
FS Prime Obligations Fund:
FST Shares	0.95%	0.96%	N/A	N/A
FST Administration Shares	0.70%	0.71%	N/A	N/A
FST Service Shares	0.45%	0.45%	N/A	N/A
FST Preferred Shares	0.85%	0.86%	N/A	N/A
FST Select Shares	0.92%	0.93%	N/A	N/A
FST Capital Shares	0.80%	0.81%	N/A	N/A
FS Money Market Fund:
FST Shares	0.96%	0.96%	N/A	N/A
FST Administration Shares	0.71%	0.71%	N/A	N/A
FST Service Shares	0.46%	0.46%	N/A	N/A
FST Preferred Shares	0.86%	0.86%	N/A	N/A
FST Select Shares	0.93%	0.93%	N/A	N/A
FST Capital Shares	0.81%	0.81%	N/A	N/A
FS Treasury Obligations Fund:
FST Shares	0.81%	0.81%	N/A	N/A
FST Administration Shares	0.56%	0.56%	N/A	N/A
FST Service Shares	0.31%	0.31%	N/A	N/A
FST Preferred Shares	0.71%	0.71%	N/A	N/A
FST Select Shares	0.78%	0.78%	N/A	N/A
FST Capital Shares	0.66%	0.66%	N/A	N/A
FS Treasury Instruments Fund:
FST Shares	0.72%	0.72%	N/A	N/A
FST Administration Shares	0.47%	0.47%	N/A	N/A
FST Service Shares	0.22%	0.22%	N/A	N/A
FST Preferred Shares	0.62%	0.62%	N/A	N/A
FST Select Shares	0.69%	0.69%	N/A	N/A
FST Capital Shares	0.57%	0.57%	N/A	N/A
FS Government Fund:
FST Shares	0.91%	0.92%	N/A	N/A
FST Administration Shares	0.66%	0.67%	N/A	N/A
FST Service Shares	0.41%	0.41%	N/A	N/A
FST Preferred Shares	0.81%	0.82%	N/A	N/A
FST Select Shares	0.88%	0.89%	N/A	N/A
FST Capital Shares	0.76%	0.77%	N/A	N/A

		Effective	Tax-Equivalent	Tax-Equivalent
	Yield	Yield	Yield	Effective Yield
FS Federal Fund:
FST Shares	0.87%	0.87%	N/A	N/A
FST Administration Shares	0.62%	0.62%	N/A	N/A
FST Service Shares	0.37%	0.37%	N/A	N/A
FST Preferred Shares	0.77%	0.77%	N/A	N/A
FST Select Shares	0.84%	0.84%	N/A	N/A
FST Capital Shares	0.72%	0.72%	N/A	N/A
FS Tax-Free Fund:
FST Shares	0.99%	1.00%	1.52%	1.54%
FST Administration Shares	0.74%	0.75%	1.14%	1.15%
FST Service Shares	0.49%	0.50%	0.75%	0.77%
FST Preferred Shares	0.89%	0.90%	1.37%	1.38%
FST Select Shares	0.96%	0.97%	1.48%	1.49%
FST Capital Shares	0.84%	0.85%	1.29%	1.31%

     Information set forth in the foregoing table reflects certain fee reductions and expense limitations voluntarily agreed to by the Investment Adviser. See “The Investment Adviser, Distributor and Transfer Agent.” In the absence of such fee reductions, the yield, effective yield, the tax-equivalent yield and tax-equivalent effective yield of each Financial Square Fund for the same period would have been as follows:

		Effective	Tax-Equivalent	Tax-Equivalent
	Yield	Yield	Yield	Effective Yield
FS Prime Obligations Fund:
FST Shares	0.92%	0.92%	N/A	N/A
FST Administration Shares	0.67%	0.67%	N/A	N/A
FST Service Shares	0.42%	0.42%	N/A	N/A
FST Preferred Shares	0.82%	0.82%	N/A	N/A
FST Select Shares	0.89%	0.89%	N/A	N/A
FST Capital Shares	0.77%	0.77%	N/A	N/A
FS Money Market Fund:
FST Shares	0.92%	0.93%	N/A	N/A
FST Administration Shares	0.67%	0.67%	N/A	N/A
FST Service Shares	0.42%	0.42%	N/A	N/A
FST Preferred Shares	0.82%	0.82%	N/A	N/A
FST Select Shares	0.89%	0.90%	N/A	N/A
FST Capital Shares	0.77%	0.77%	N/A	N/A
FS Treasury Obligations Fund:
FST Shares	0.79%	0.79%	N/A	N/A
FST Administration Shares	0.54%	0.54%	N/A	N/A
FST Service Shares	0.29%	0.29%	N/A	N/A
FST Preferred Shares	0.69%	0.69%	N/A	N/A
FST Select Shares	0.76%	0.76%	N/A	N/A
FST Capital Shares	0.64%	0.64%	N/A	N/A
FS Treasury Instruments Fund:
FST Shares	0.67%	0.67%	N/A	N/A

		Effective	Tax-Equivalent	Tax-Equivalent
	Yield	Yield	Yield	Effective Yield
FST Administration Shares	0.42%	0.42%	N/A	N/A
FST Service Shares	0.17%	0.17%	N/A	N/A
FST Preferred Shares	0.57%	0.57%	N/A	N/A
FST Select Shares	0.64%	0.64%	N/A	N/A
FST Capital Shares	0.52%	0.52%	N/A	N/A
FS Government Fund:
FST Shares	0.87%	0.87%	N/A	N/A
FST Administration Shares	0.62%	0.62%	N/A	N/A
FST Service Shares	0.37%	0.37%	N/A	N/A
FST Preferred Shares	0.77%	0.77%	N/A	N/A
FST Select Shares	0.84%	0.84%	N/A	N/A
FST Capital Shares	0.72%	0.72%	N/A	N/A
FS Federal Fund:
FST Shares	0.86%	0.86%	N/A	N/A
FST Administration Shares	0.61%	0.61%	N/A	N/A
FST Service Shares	0.36%	0.36%	N/A	N/A
FST Preferred Shares	0.76%	0.76%	N/A	N/A
FST Select Shares	0.83%	0.83%	N/A	N/A
FST Capital Shares	0.71%	0.71%	N/A	N/A
FS Tax-Free Fund:
FST Shares	0.96%	0.96%	1.47%	1.48%
FST Administration Shares	0.71%	0.71%	1.09%	1.09%
FST Service Shares	0.46%	0.46%	0.70%	0.70%
FST Preferred Shares	0.86%	0.86%	1.32%	1.32%
FST Select Shares	0.93%	0.93%	1.43%	1.43%
FST Capital Shares	0.81%	0.81%	1.24%	1.25%

     The quotations of tax-equivalent yield set forth above for the seven-day period ended December 31, 2003 are based on a federal marginal tax rate of 35.0%.

     With respect to the ILA Tax-Exempt California Portfolio, the California top marginal State personal income tax rate of 9.3% is being assumed in addition to the 35.0% federal tax rate, for an effective combined tax rate of 41.05%. With respect to the ILA Tax-Exempt New York Portfolio, the tax-equivalent and tax-equivalent effective yields are being shown under three scenarios. The first scenario assumes, as noted above, a federal marginal tax rate of 35.0%, the second scenario assumes a New York State top marginal personal income tax rate of 7.50% for a combined effective tax rate of 39.88% (adjusted for the federal income tax benefit of deductible state and local taxes). The third scenario assumes a New York City top marginal personal income tax rate of 4.25% (which includes the additional New York City surcharge) in addition to the above federal and New York State tax rates, for a combined effective tax rate of 42.64% (adjusted for the federal income tax benefit of deductible state and local taxes). The combined tax rates assume full deductibility of state and, if applicable, city taxes in computing federal tax liability and do not incorporate the 3% phase-out for itemized deductions.

TAX INFORMATION

     Note: The following summary and the tax summary in the Prospectuses are not intended as a substitute for careful tax planning. You should consult your tax adviser for information regarding all tax consequences applicable to your investments in the Funds.

     Each Series is treated as a separate entity for tax purposes, has elected to be treated as a regulated investment company and intends to qualify for such treatment for each taxable year under Subchapter M of the Code. If for any taxable year a Series does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gains at corporate rates without any deduction for dividends paid, its net tax-exempt interest (if any) may be subject to the alternative minimum tax, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

     There are certain tax requirements that all Series must follow in order to avoid federal taxation. In its efforts to adhere to these requirements, the Series may have to limit their investment activities in some types of instruments. In order to qualify as a regulated investment company, each Series must, among other things, (i) derive at least 90% of its gross income for the taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or certain other income (the “90% Test”); and (ii) diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the market value of the Series’ total gross assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the value of the Series’ total assets, and (b) not more than 25% of the value of the Series’ total (gross) assets is invested in the securities (other than U.S. Government securities and securities of other regulated investment companies) of any one issuer. For purposes of these requirements, participation interests will be treated as securities, and the issuer will be identified on the basis of market risk and credit risk associated with any particular interest. Certain payments received with respect to such interests, such as commitment fees and certain facility fees, may not be treated as income qualifying under the 90% test.

     Each Series, as a regulated investment company, will not be subject to federal income tax on any of its taxable net investment income and net realized capital gains that are distributed to shareholders with respect to any taxable year in accordance with the Code’s timing and other requirements, provided that the Series distributes at least 90% of its investment company taxable income (generally, all of its net taxable income other than “net capital gain,” which is the excess of net long-term capital gain over net short-term capital loss) for such year and, in the case of any Series that earns tax-exempt interest, at least 90% of the excess of the tax-exempt interest it earns over certain disallowed deductions. A Series will be subject to federal income tax at regular corporate rates on any investment company taxable income or net capital gain that it does not distribute for a taxable year.

     In order to avoid a nondeductible 4% federal excise tax, each Series must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed in such year and on which the Series paid no federal income tax.

     Dividends paid by a Series from taxable net investment income (including income attributable to accrued market discount and a portion of the discount on certain stripped tax-exempt obligations and their coupons) and the excess of net short-term capital gain over net long-term capital loss will be treated as ordinary income in the hands of shareholders. Dividends paid by a Series from the excess of net long-term capital gain (if any) over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Series have been held by such shareholders. Such distributions will not qualify for the corporate dividends-received deduction.

     For federal income tax purposes, each Series is permitted to carryforward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the loss. At December 31, 2003, the following Series had approximately the following amounts of capital loss carryforwards:

	Amount	Year of Expiration
ILA Tax-Exempt California Portfolio	$34,400	2007	, 2008 & 2011
ILA Tax-Exempt Diversified Portfolio	11,900	2011
Financial Square Tax-Free Money Market	187,000	2011

     Distributions paid by the ILA Tax-Exempt Diversified, ILA Tax-Exempt California, ILA Tax-Exempt New York Portfolios or FS Tax-Free Fund from tax-exempt interest received by them and properly designated as “exempt-interest dividends” will generally be exempt from regular federal income tax, provided that at least 50% of the value of the applicable Series’ total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e., obligations described in Section 103(a) of the Code (not including shares of other regulated investment companies that may pay exempt-interest dividends, because such shares are not treated as tax-exempt obligations for this purpose). Dividends paid by the other Series from any tax-exempt interest they may receive will not be tax-exempt, because they will not satisfy the 50% requirement described in the preceding sentence. Tax-exempt distributions attributable to interest on certain “private activity bonds,” if any, received by a Series may constitute tax preference items and may give rise to, or increase liability under, the alternative minimum tax for particular shareholders. In addition, all tax-exempt distributions of the Series may be considered in computing the “adjusted current earnings” preference item of their corporate shareholders in determining the corporate alternative minimum tax, and will be taken into account in determining the extent to which a shareholder’s social security or certain railroad retirement benefits are taxable. To the extent that the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund invest in certain short-term instruments, including repurchase agreements, the interest on which is not exempt from federal income tax, or earn other taxable income, any distributions of income from such investments or other taxable income will be taxable to shareholders as ordinary income. All or substantially all of any interest on indebtedness incurred directly or indirectly to purchase or carry shares of these Series will generally not be deductible. The availability of tax-exempt obligations and the value of the Series may be affected by restrictive tax legislation enacted in recent years.

     In purchasing municipal obligations, the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund rely on opinions of bond counsel as to the excludability of interest on such obligations from gross income for federal income tax purposes and, where applicable, the tax-exempt nature of such interest under the personal income tax laws of a particular state. These Series do not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Series’ distributions attributable to interest the Series received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.

     Distributions of net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis in each share so received equal to the amount of cash they would have received had they elected to receive cash.

     Certain Series may be subject to foreign taxes on their income (possibly including, in some cases, capital gains) from securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. However, neither the Series nor its shareholders will be able to claim foreign tax credits with respect to any such taxes.

     Redemptions (including exchanges) and other dispositions of shares in transactions that are treated as sales for tax purposes will generally not result in taxable gain or loss, provided that the Series successfully maintain a constant net asset value per share, but a loss may be recognized to the extent a contingent deferred sales charge (“CDSC”) is imposed on the redemption or exchange of ILA Class B or Class C Shares. All or a portion of such a loss may be disallowed under applicable Code provisions in certain circumstances. For example, any loss realized by a shareholder of the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio, and FS Tax Free Fund upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within thirty days before or after the acquisition of other shares of the same Portfolio may be disallowed under the “wash sale” rules. Shareholders should consult their own tax advisers with reference to their circumstances to determine whether a redemption, exchange, or other disposition of Series’ shares is properly treated as a sale for tax purposes.

     All distributions (including exempt-interest dividends), whether received in shares or cash, must be reported by each shareholder who is required to file a federal income tax return. The Series will inform shareholders of the federal income tax status of their distributions after the end of each calendar year, including, in the case of the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio, ILA Tax-Exempt New York Portfolio and FS Tax-Free Fund, the amounts that qualify as exempt-interest dividends and any portions of such amounts that constitute tax preference items under the federal alternative minimum tax. Shareholders who receive exempt-interest dividends and have not held their shares of the applicable Series for its entire taxable year may have designated as tax-exempt or as a tax preference item a percentage of their distributions which is not exactly equal to a proportionate share of the amount of tax-exempt interest or tax preference income earned during the period of their investment in such Series. Each shareholder should consult his or her own tax adviser to determine the tax consequences of an investment in a Series in the shareholder’s own state and locality.

     Shares of a Series that pays primarily exempt-interest dividends would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, and individual retirement accounts or other tax-qualified plans because such plans and accounts or other tax-qualified plans are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Series’ dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, a Series that pays primarily exempt-interest dividends may not be an appropriate investment for entities which are “substantial users” of facilities financed by “private activity bonds” or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities, or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     The foregoing discussion relates solely to U.S. federal income tax law as it applies to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Non-U.S. persons who fail to furnish a Series with the proper IRS Form W-8 (i.e., W-8 BEN, W-8 ECI, W-8 IMY or W-8 EXP) or an acceptable substitute may be subject to backup withholding at a 28% rate on any dividends and the proceeds of redemptions and exchanges. Also, non-U.S. shareholders may be subject to estate tax. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from a Series.

State and Local

     The Trust may be subject to state or local taxes in jurisdictions in which the Trust may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of a Series and its shareholders under such laws may differ from their treatment under federal income tax laws, and an investment in the Series may have tax consequences for shareholders that are different from those of a direct investment in the Series’ securities. Shareholders should consult their own tax advisers concerning these matters. For example, in such states or localities it may be appropriate for shareholders to review with their tax advisers the state income and, if applicable, intangible property tax consequences of investments by the Series in securities issued by the particular state or the U.S. government or its various agencies or instrumentalities, because many states (i) exempt from personal income tax distributions made by regulated investment companies from interest on obligations of the particular state or on direct U.S. government obligations and/or (ii) exempt from intangible property tax the value of the shares of such companies attributable to such obligations, subject to certain state-specific requirements and/or limitations. See also the discussion below of these applicable provisions in California and New York.

     Provided that the Series qualify as regulated investment companies and incur no federal income tax liability, the Series may still be subject to New York State and City minimum taxes, which are small in amount.

     California State Taxation. The following discussion of California tax law assumes that the ILA Tax-Exempt California Portfolio will be qualified as a regulated investment company under Subchapter M of the Code and will be qualified thereunder to pay exempt-interest dividends. The ILA Tax-Exempt California Portfolio intends to qualify for each taxable year under California law to pay “exempt-interest dividends” which will be exempt from the California personal income tax.

     Individual shareholders of the ILA Tax-Exempt California Portfolio who reside in California will not be subject to California personal income tax on distributions received from the Portfolio to the extent such distributions are exempt-interest dividends attributable to interest on obligations the interest on which is exempt from California personal income tax provided that the Portfolio satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in such obligations and properly designates such exempt-interest dividends under California law.

     Distributions from the ILA Tax-Exempt California Portfolio which are attributable to sources other than those described in the preceding sentence will generally be taxable to such shareholders as ordinary income. Moreover, California legislation which incorporates Subchapter M of the Code provides that capital gain dividends may be treated as long-term capital gains. Such gains are currently subject to personal income tax at ordinary income tax rates. Distributions other than exempt-interest dividends are includible in income subject to the California alternative minimum tax.

     Distributions from investment income and long-term and short-term capital gains will generally not be excluded from taxable income in determining California corporate franchise taxes for corporate shareholders and will be treated as ordinary dividend income for such purposes. In addition, such distributions may be includible in income subject to the alternative minimum tax.

     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the ILA Tax-Exempt California Portfolio will not be deductible for California personal income tax purposes.

     New York City and State Taxation. Individual shareholders who are residents of New York State will be able to exclude for New York State personal income tax purposes the portion of any ILA Tax-Exempt New York Portfolio dividend that is properly designated as an exempt-interest dividend and that is derived from interest on obligations of New York State and its political subdivisions and obligations of Puerto Rico, the U.S. Virgin Islands and Guam. Exempt-interest dividends may be properly designated as such only if, as anticipated, at least 50% of the value of the assets of the Portfolio are invested at the close of each quarter of its taxable year in obligations of issuers the interest on which is excluded from gross income for federal income tax purposes. Individual shareholders who are residents of New York City will also be able to exclude such income for New York City personal income tax purposes. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the ILA Tax-Exempt New York Portfolio is not deductible for New York State or New York City personal income tax purposes. Distributions from the ILA Tax-Exempt New York Portfolio that are attributable to sources other than those described in this paragraph will generally be taxable to such shareholders as ordinary income.

     Long-term capital gains, if any, that are distributed by the ILA Tax-Exempt New York Portfolio and are properly designated as capital gain dividends will be treated as capital gains for New York State and New York City personal income tax purposes in the hands of New York State and New York City residents.

     Shareholders should consult their tax advisers regarding the application of the provisions of tax law described in this Additional Statement in light of their particular tax situations.

     This discussion of the tax treatment of the Portfolio and its shareholders is based on the tax laws in effect as of the date of this Additional Statement.

ORGANIZATION AND CAPITALIZATION

     Each Series is a series of Goldman Sachs Trust, a Delaware statutory trust, established by an Agreement and Declaration of Trust dated January 28, 1997. The Series were each previously a series of Goldman Sachs Money Market Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997.

     The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. The Act requires that where more than one class or series of shares exists each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. As of the date of this Additional Statement, the Trustees have authorized the issuance of up to four classes of shares of each of the ILA Portfolios: ILA Shares, ILA Administration Shares, ILA Service Shares and ILA Cash Management Shares. In addition, the Trustees have authorized a fifth and sixth class of shares, ILA Class B Shares and ILA Class C Shares, with respect to the Prime Obligations Portfolio. As of the date of this Additional Statement, the Trustees have authorized the issuance of up to six classes of shares of each of the Financial Square Funds: FST Shares, FST Service Shares, FST Administration Shares, FST Preferred Shares, FST Select Shares and FST Capital Shares. Additional series may be added in the future.

     Each ILA Share, ILA Administration Share, ILA Service Share, ILA Class B Share, ILA Class C Share, ILA Cash Management Share, FST Share, FST Service Share, FST Administration Share, FST Preferred Share, FST Select Share and FST Capital Share of a Series represents an equal proportionate interest in the assets belonging to that class. It is contemplated that most shares (other than ILA Class B or Class C Shares) will be held in accounts of which the record owner is a bank or other institution acting, directly or through an agent, as nominee for its customers who are the beneficial owners of the shares or another organization designated by such bank or institution. ILA Class B and Class C Shares generally are only issued upon exchange from Class B or Class C Shares, respectively, of other Series of the Goldman Sachs mutual funds. ILA Shares and FST Shares may be purchased for accounts held in the name of an investor or institution that is not compensated by the Trust for services provided to the institution’s investors.

     ILA Administration Shares and FST Administration Shares may be purchased for accounts held in the name of an investor or an institution that provides certain shareholder administration services as described below to its customers who beneficially own ILA Administration Shares or FST Administration Shares.

     ILA Administration Shares of each ILA Portfolio bear the cost of administration fees at the annual rate of up to .15 of 1% of the average daily net assets of such Shares. FST

Administration Shares of a Financial Square Fund bear the cost of administration fees at the annual rate of up to .25 of 1% of the average daily net assets of such shares.

     ILA Service Shares and FST Service Shares may be purchased for accounts held in the name of an institution that provides certain shareholder administration and personal and account maintenance services to its customers who beneficially own ILA Service Shares or FST Service Shares. ILA Service shares bear the cost of service fees and shareholder administration fees at the annual rate of up to .25% and .15%, respectively, of the average daily net assets attributable to ILA Service Shares. FST Service Shares of a Financial Square Fund bear the cost of service fees and shareholder administration fees at the annual rate of up to .25% and .25%, respectively, of the average daily net assets of such shares.

     FST Preferred Shares may be purchased for accounts held in the name of an institution that provides certain shareholder administration services to its customers who beneficially own FST Preferred Shares. FST Preferred Shares of a Financial Square Fund bear the cost of preferred administration fees at an annual rate of up to .10 of 1% of the average daily net assets of such shares of the particular Fund involved.

     FST Select Shares may be purchased for accounts held in the name of an institution that provides certain shareholder administration services to its customers who beneficially own FST Select Shares. FST Select Shares of a Financial Square Fund bear the cost of select service fees at an annual rate of up to .03 of 1% of the average daily net assets of such shares.

     FST Capital Shares may be purchased for accounts held in the name of an institution that provides certain shareholder administration services to its customers who beneficially own FST Capital Shares. FST Capital Shares of a Financial Square Fund bear the cost of capital administration fees at an annual rate of up to .15 of 1% of the average daily net assets of such shares.

     ILA Class B Shares of the Prime Obligations Portfolio are sold subject to a CDSC up to 5.0%, and ILA Class C Shares are sold subject to a CDSC of 1.0% if redeemed within 12 months of purchase. ILA Class B and Class C Shares are sold primarily through brokers and dealers who are members of the National Association of Securities Dealers Inc. and certain other financial services firms that have sales arrangements with Goldman Sachs. ILA Class B and Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to .75 of 1% of the average daily net assets attributable to ILA Class B and Class C Shares, respectively. ILA Class B and Class C Shares also bear the cost of service fees at an annual rate of up to .25 of 1% of the average daily net assets of the Prime Obligations Portfolio attributable to ILA Class B and Class C Shares.

     ILA Cash Management Shares may be purchased for accounts held in the name of an institution that provides certain account administration and personal and account maintenance services to its customers who beneficially own ILA Cash Management Shares. ILA Cash Management Shares bear the cost of account service fees at an annual rate of up to .50% of the average daily net assets of the Series attributable to such shares. ILA Cash Management Shares also bear the cost of distribution (Rule 12b-1) fees at a maximum annual rate of .50 of 1% of the average daily net assets attributable to ILA Cash Management Shares.

     In addition, each class of ILA Shares bears its own transfer agency expenses.

     It is possible that an institution or its affiliates may offer different classes of shares to its customers and thus receive different compensation with respect to different classes of shares of the same Series. In the event a Series is distributed by salespersons or any other persons, they may receive different compensation with respect to different classes of shares of the Series. ILA Administration Shares, ILA Service Shares, ILA Class B Shares, ILA Class C Shares, ILA Cash Management Shares, FST Service Shares, FST Administration Shares, FST Preferred Shares, FST Select Shares and FST Capital Shares each have certain exclusive voting rights on matters relating to their respective plans. Shares of each class may be exchanged for shares of the same class of another Goldman Sachs Fund. Except as described above, the classes of shares are identical. Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

     When issued for the consideration described in the Series’ Prospectus, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer, servicing or similar agent charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the applicable Series available for distribution to the shareholders of such class. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require shareholders to redeem shares for any reason under terms set by the Trustees.

     In the interest of economy and convenience, the Trust does not issue certificates representing interests in the Series’ or shares. Instead, the transfer agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the transfer agent. Shares representing interests in a particular Series and any dividends and distributions paid by a Series are reflected in account statements from the transfer agent.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such shares on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such Series, such class or their shareholders. The Trustees may consider such factors as they in their sole discretion deem appropriate in making such determination, including (i) the inability of the Trust or any respective series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

     The Declaration of Trust authorizes the Trustees, without shareholder approval to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a

“master-feeder” structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments thereto; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (to the extent provided by the Trustees in the appointment of the Series Trustees) may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such series or class; but may have no power or authority with respect to any other series or class.

     As of March 31, 2004, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the ILA Prime Obligations Portfolio: Goldman Sachs & Co., Attn: IMD Controllers, 701 Mt. Lucas Road, Princeton, NJ 08540-1911 (37%); Goldman, Sachs Philanthropy Fund, One New York Plaza, 40th Floor, New York, NY 10004-1901 (6%).

     As of March 31, 2004, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the ILA Government Portfolio: The Oakmark Funds, Anne Regan, c/o Harris Associates, 2 N. LaSalle St., Chicago, IL 60602-3702 (35%); J.P. Morgan Chase as Custodian for the AT&T Foundation, Attn: Richard Murray, 3 Chase MetroTech Center, 5th Floor, Brooklyn, NY 11245-0001 (15%); Goldman Sachs & Co., FBO Acct # 027012194, c/o Mutual Fund OPS, 85 Broad Street, New York, NY 10004-2434 (16%).

     As of March 31, 2004, the entity noted below owned of record or beneficially 5% or more of the outstanding shares of the ILA Treasury Obligations Portfolio: Hare & Co., c/o The Bank of New York, STIF Department. 2nd Floor, 111 Sanders Creek Parkway, East Syracuse, NY 13057-1382 (77%).

     As of March 31, 2004, the entity noted below owned of record or beneficially 5% or more of the outstanding shares of the ILA Treasury Instruments Portfolio: Hare & Co., c/o The Bank of New York, STIF Department, 2nd Floor, 111 Sanders Creek Parkway, East Syracuse, NY 13057-1382 (77%).

     As of March 31, 2004, no entities owned of record or beneficially 5% or more of the outstanding shares of the ILA Money Market Portfolio, ILA Federal Portfolio, ILA Tax-Exempt New York Portfolio or ILA Tax-Exempt Portfolio.

     As of March 31, 2004, the entity noted below owned of record or beneficially 5% or more of the outstanding shares of the ILA Tax-Exempt California Portfolio: Goldman, Sachs & Co., FBO Acct # 026514927, c/o Mutual Fund OPS, 85 Broad Street, New York, NY 10004-2434 (5%).

     As of March 31, 2004, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the FS Money Market Fund: Goldman, Sachs & Co., FBO Acct # 012092086, c/o Mutual Fund OPS, 85 Broad Street, New York, NY 10004-2434 (7%); William Street Funding Corporation, Goldman Sachs Asset Management, 32 Old Slip, New York, NY 10005-3504 (13%); Hare & Co., c/o The Bank of New York, Attn: STIF Department, 2nd Floor, 111 Sanders Creek Parkway, East Syracuse, NY 13057-1382 (7%).

     As of March 31, 2004, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the FS Treasury Obligations Fund: Goldman, Sachs & Co., FBO Acct # 026267401, c/o Mutual Fund OPS, 85 Broad Street, New York, NY 10004-2434 (7%); Amalgamated Bank of Chicago, Attn: Debra Outlaw, 3rd Floor, One West Monroe Street, Chicago, IL 60603-5384 (5%); Mori & Co., Attn: Trust Operations, Commerce Bank of Kansas City, P.O. Box 13366, Kansas City, MO 64199-3366 (9%); Hare & Co., c/o The Bank of New York, STIF Department, 2nd Floor, 111 Sanders Creek Parkway, East Syracuse, NY 13057-1382 (14%).

     As of March 31, 2004, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the FS Prime Obligations Fund: William Street Funding Corporation, Goldman Sachs Asset Management, 32 Old Slip, New York, NY 10005-3504 (11%); Hare & Co., c/o The Bank of New York, Attn: STIF Department, 2nd Floor, 111 Sanders Creek Parkway, East Syracuse, NY 13057-1382 (13%).

     As of March 31, 2004, the entities noted below owned of record or beneficially 5% or more of the outstanding shares of the FS Treasury Instrument Fund: City National Bank, Fiduciary for Various Accounts, Attn: Trust OPS/ACM Funds, P.O. Box 60520, Los Angeles CA 90060-0520 (7%); Harris Trust & Savings Bank, Attn: Elliott A. Yurman, Mutual Funds Unit – LLE, P.O. Box 71940, Chicago, IL 60694-1940 (19%); Esor & Co., c/o Associated Bank Green Bay, Attn: Trust Operations, P.O. Box 19006, Green Bay, WI 54307-9006 (7%); Calhoun & Co., c/o Comerica Bank, Attn: Fund Production Unit, Mail Code 3455, 411 Lafayette Boulevard, Detroit, MI 48226-3120 (6%); Trustmark National Bank, TTEE FBO Various Trust Accounts, 248 E Capitol Street, Jackson, MS 39201-2503 (10%).

     As of March 31, 2004, the entity noted below owned of record or beneficially 5% or more of the outstanding shares of the FS Government Fund: Amalgamated Bank of Chicago, Attn: Debra Outlaw, 3rd Floor, One West Monroe Street, Chicago, IL 60603-5384 (5%).

     As of March 31, 2004, no entities owned of record or beneficially 5% or more of the outstanding shares of the FS Federal Fund or FS Tax-Free Money Market Fund.

Shareholder and Trustee Liability

     Under Delaware law, the shareholders of the Series are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains express disclaimer of shareholder liability for acts or obligations of a Series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a Series or the Trust. The Declaration of Trust provides for indemnification by the relevant Series for all loss suffered by a shareholder as a result of an obligation of the Series. The Declaration of Trust also provides that a Series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

     In addition to the requirements set forth under Delaware law, the Declaration of Trust provides that shareholders of a Series may bring a derivative action on behalf of the Series only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such investment advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

CUSTODIAN AND SUBCUSTODIAN

     State Street Bank and Trust Company (“State Street”) has been retained to act as custodian of the Series’ assets. In that capacity, State Street maintains the accounting records and calculates the daily net asset value per share of the Series. Its mailing address is 225 Franklin Street, Boston, MA 02110. State Street has appointed The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 as subcustodian to hold cash and certain securities purchased by the Trust.

INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP, independent auditors, 125 High Street, Boston, MA 02110, have been selected as auditors of the Series of the Trust for the fiscal year ending December 31, 2004. In addition to audit services, PricewaterhouseCoopers LLP will prepare the Series’ federal and state tax returns, and will provide consultation and assistance on accounting, internal control and related matters. The financial statements of the Series for the fiscal years or periods ended on or before December 31, 1999, and the data set forth under “Financial Highlights” in the Prospectuses for the fiscal years or periods ended on or before December 31, 1999, were audited by the Series’ former auditors who have ceased operations.

FINANCIAL STATEMENTS

     The audited financial statements and related report of PricewaterhouseCoopers LLP, independent auditors, contained in the 2003 Annual Reports for the Financial Square Funds and the ILA Portfolios are hereby incorporated by reference. The financial statements in the Annual Reports for these Series have been incorporated by reference in reliance upon such report given upon the authority of such firm as experts in auditing. No other portions of the Series’ Annual Reports are incorporated herein by reference. A copy of the Annual Reports may be obtained without charge by writing Goldman, Sachs & Co., 4900 Sears Tower, Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., at the telephone number on the back cover of each Series’ Prospectus.

PROXY VOTING

     The Trust, on behalf of the Series, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Series. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

     The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

     Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Appendix B is a copy of the Guidelines.

     ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser’s policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

     In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser’s guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

     The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

     The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser’s use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

     Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.

OTHER INFORMATION

     The Investment Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, service organizations and financial intermediaries (“Intermediaries”) in connection with the sale, distribution and/or servicing of shares of the Series. These payments (“Additional Payments”) would be in addition to the payments by the Series described in the Series’ Prospectuses and this Additional Statement for distribution and shareholder servicing and processing. These Additional Payments may take the form of “due diligence” payments for an institution’s examination of the Series and payments for providing extra employee training and information relating to the Series; “listing” fees for the placement of the Series on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Series; “marketing support” fees for providing assistance in promoting the sale of the Series’ shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Series. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for different Intermediaries. Furthermore, the Investment Adviser, Distributor and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% of the amount invested.

     As stated in the Prospectuses, the Trust may authorize service organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. In some, but not all, cases these payments will be pursuant to an Administration, Distribution, Service, Shareholder Administration, Capital Administration or Select Plan described in the Prospectuses and the following sections. Certain Service organizations or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

ADMINISTRATION PLANS
(ILA Administration,
FST Administration and FST Preferred Shares Only)

     The Trust, on behalf of each ILA Portfolio and Financial Square Fund, has adopted an administration plan with respect to the ILA Administration Shares (the “ILA Administration Plan”), FST Administration Shares (the “FST Administration Plan”) and FST Preferred Shares (the “FST Preferred Plan,” together with the ILA Administration Plan and the FST Administration Plan, the “Administration Plans”). The Administration Plans authorize the ILA Series and Financial Square Funds to compensate service organizations for providing certain shareholder administration services to their customers who are beneficial owners of such shares.

     Pursuant to the Administration Plans, the Trust, on behalf of each Series, enters into agreements with service organizations which purchase ILA Administration Shares, FST Administration Shares or FST Preferred Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements, the service organizations may agree to: (i) act, directly or through an agent, as the shareholder of record and nominee for customers, (ii) maintain, or assist in maintaining, account records for customers who beneficially own ILA Administration Shares, FST Administration Shares or FST Preferred Shares, (iii) receive and transmit, or assist in receiving and transmitting, funds for share purchases and redemptions, (iv) process or assist in processing confirmations concerning customer orders to purchase, redeem and exchange Administration Shares, and (iv) facilitate the inclusion of the Funds in accounts, products or services offered to customers by or through service organizations. In addition, with respect to ILA Administration Shares and FST Administration Shares, service organizations may agree to: (i) process, or assist in processing, dividend payments on behalf of customers, and (ii) perform other related services which do not constitute “personal and account maintenance services” within the meaning of the National Association of Securities Dealers, Inc.’s Conduct Rules.

     As compensation for such services, the Trust on behalf of each ILA Portfolio and Financial Square Fund pays each service organization an administration fee in an amount up to .15% (on an annualized basis) of the average daily net assets of the ILA Administration Shares of each ILA Portfolio, .25% (on an annualized basis) of the average daily net assets of the FST Administration Shares and .10% (on an annualized basis) of the average daily net assets of the FST Preferred Shares of each Financial Square Fund, attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Series, accrues payments made to a service organization pursuant to a Service Agreement daily. All inquiries of beneficial owners of ILA Administration Shares, FST Administration Shares and FST Preferred Shares should be directed to the owners’ service organization.

     For the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001 the amount of the administration fees paid by each ILA Portfolio under its ILA Administration Plan to service organizations was as follows:

	2003	2002	2001
ILA Prime Obligations Portfolio	$108,378	$118,489	$143,157
ILA Money Market Portfolio	782,560	662,983	514,172
ILA Treasury Obligations Portfolio	26,063	18,649	23,420
ILA Treasury Instruments Portfolio	45,597	36,450	33,518
ILA Government Portfolio	18,991	10,850	6,600
ILA Federal Portfolio	1,363,645	1,317,704	1,108,002
ILA Tax-Exempt Diversified Portfolio	947,642	564,593	354,288
ILA Tax-Exempt California Portfolio	305,205	124,956	79,633
ILA Tax-Exempt New York Portfolio	148,995	142,277	136,217

     For the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001 the amount of administration fees paid by each Financial Square Fund under its FST Administration Plan to service organizations was as follows:

	2003	2002	2001
FS Prime Obligations Fund	$8,026,896	$7,237,392	$5,916,863
FS Money Market Fund	1,045,986	1,436,698	1,239,269
FS Treasury Obligations Fund	3,728,654	3,664,553	3,736,162
FS Treasury Instruments Fund	482,424	213,795	473,379
FS Government Fund	2,570,073	3,222,660	2,479,853
FS Federal Fund	1,359,606	1,821,661	2,339,589
FS Tax Free Fund	732,157	426,097	285,756

     For the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001 the amount of administration fees paid by each Financial Square Fund under its FST Preferred Plan was as follows:

	2003	2002	2001
FS Prime Obligations Fund	$1,787,993	$1,409,235	$793,217
FS Money Market Fund	125,563	171,982	220,363
FS Treasury Obligations Fund	574,158	539,513	268,557
FS Treasury Instruments Fund	23,431	43,798	41,373
FS Government Fund	433,744	923,680	647,613
FS Federal Fund	99,995	82,636	174,105
FS Tax Free Fund	212,579	219,515	13,695

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in ILA Administration Shares, FST Administration Shares and FST Preferred Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in ILA Administration Shares, FST

Administration Shares or FST Preferred Shares. In addition, under some state securities laws, banks and other financial institutions purchasing ILA Administration Shares, FST Administration Shares or FST Preferred Shares on behalf of their customers may be required to register as dealers.

     The Trustees of the Trust, including a majority of the non-interested Trustees, most recently voted to approve the Administration Plans and Service Agreements at a meeting called for the purpose of voting on such Administration Plans and Service Agreements on February 4, 2004. The Administration Plans and Service Agreements will remain in effect until June 30, 2004, and continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

     An Administration Plan may not be amended to increase materially the amount to be spent for the services described therein, and other material amendments of the Administration Plan may not be made, unless approved by the Trustees in the manner described above. An Administration Plan may be terminated at any time by a majority of the non-interested Trustees as described above or by vote of a majority of the outstanding ILA Administration Shares, FST Administration Shares or FST Preferred Shares of the affected Series. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the non-interested Trustees as described above or by a vote of a majority of the outstanding ILA Administration Shares, FST Administration Shares or FST Preferred Shares of the affected Series on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Administration Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Administration Plans will benefit the Series and holders of ILA Administration Shares, FST Administration Shares and FST Preferred Shares of such Series.

SERVICE AND SHAREHOLDER ADMINISTRATION PLANS
(ILA Service Shares and FST Service Shares Only)

     The Trust has adopted a service plan and a separate shareholder administration plan on behalf of each Financial Square Fund with respect to the FST Service Shares (the “FST Plans”) and on behalf of each ILA Portfolio with respect to the ILA Service Shares (the “ILA Plans” and together with the FST Plans, the “Service Plans”). The Service Plans authorize the Series to compensate service organizations for providing certain personal and account maintenance services and shareholder administration services to their customers who are or may become beneficial owners of such shares. Pursuant to the Service Plans, the Trust, on behalf of each ILA Portfolio or Financial Square Fund, enters into agreements with service organizations which purchase ILA Service Shares or FST Service Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements, the service organizations may perform some or all of the following services:

          (i) Personal and account maintenance services, including: (a) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Series; (b) acting as liaison between the service organization’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (c) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (d) responding to investor requests for prospectuses; (e) displaying and making prospectuses available on the service organization’s premises; and (f) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the service organization.

          (ii) Shareholder administration services, including: (a) acting or arranging for another party to act, as recordholder and nominee of the Service Shares beneficially owned by the service organization’s customers; (b) establishing and maintaining, or assist in establishing and maintaining, individual accounts and records of customers who beneficially own ILA Service Shares or FST Service Shares; (c) processing, or assist in processing, confirmations concerning customer orders to purchase, redeem and exchange ILA Service Shares or FST Service Shares; (d) receiving and transmitting, or assist in receiving and transmitting, funds representing the purchase price or redemption proceeds of such ILA Service Shares or FST Service Shares; (e) processing dividend payments on behalf of customers; (f) facilitating the inclusion of Funds in accounts, products or services offered to customers by or through Service Organizations; and (g) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of the National Association of Securities Dealers, Inc.’s Conduct Rules.

     As compensation for such services, (i) the Trust on behalf of each ILA Portfolio pays each service organization a service fee in an amount up to .25% (on an annualized basis) and a shareholder administration fee in an amount up to .15% (on an annualized basis) of the average daily net assets of the ILA Service Shares of each ILA Portfolio attributable to or held in the name of such service organization for its customers; and (ii) the Trust, on behalf of each Financial Square Fund, pays each service organization a service fee in an amount up to .25% (on an annualized basis) and a shareholder administration fee in an amount up to .25% (on an annualized basis) of the average daily net assets of the FST Service Shares of each Financial Square Fund attributable to or held in the name of such service organization for its customers. As of December 31, 2003, Goldman Sachs had voluntarily agreed to limit the shareholder administration fee for the ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and the ILA Tax-Exempt New York Portfolio to 0.08%, 0.13% and 0.07%, on an annual basis of the average daily net assets of the Service Shares of those respective Portfolios. This waiver may be terminated at any time at Goldman Sachs’ option. The Trust, on behalf of the Series, accrues payments made to a service organization pursuant to a Service Agreement daily. All inquiries of beneficial owners of ILA Service Shares and FST Service Shares should be directed to the owners’ service organization.

     For the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001, the amount of the fees paid by each ILA Portfolio then in existence to service organizations pursuant to the ILA Plans was as follows:

	2003	2002	2001
ILA Prime Obligations Portfolio	$773,992	$646,217	$521,363
ILA Money Market Portfolio	1,200,376	1,348,222	1,361,584
ILA Treasury Obligations Portfolio	5,684,513	8,347,177	3,551,645
ILA Treasury Instruments Portfolio	1,563,474	1,398,546	695,529
ILA Government Portfolio	276,327	276,856	214,372
ILA Federal Portfolio	1,083,828	1,081,403	1,075,851
ILA Tax-Exempt Diversified Portfolio	60,395	124,794	124,583
ILA Tax-Exempt California Portfolio	85	12,350	949
ILA Tax-Exempt New York Portfolio	372	947	4,287

     During the periods presented, GSAM agreed voluntarily to waive a portion of the fee to which it was entitled pursuant to the ILA Plans. Had such fees been imposed, the following additional fees would have been incurred by these Series for the periods indicated:

	2003	2002	2001
ILA Prime Obligations Portfolio	$0	$0	$0
ILA Money Market Portfolio	0	0	0
ILA Treasury Obligations Portfolio	680	0	0
ILA Treasury Instruments Portfolio	0	0	0
ILA Government Portfolio	0	0	0
ILA Federal Portfolio	0	0	0
ILA Tax-Exempt Diversified Portfolio	10,873	0	0
ILA Tax-Exempt California Portfolio	78	0	0
ILA Tax-Exempt New York Portfolio	121	0	0

     For the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001, the amount of fees paid by each Financial Square Fund to service organizations pursuant to the FST Plans was as follows:

	2003	2002	2001
FS Prime Obligations Fund	$4,901,376	$5,782,105	$5,432,515
FS Money Market Fund	1,730,813	2,241,815	2,103,663
FS Treasury Obligations Fund	3,143,134	5,145,410	3,816,336
FS Treasury Instruments Fund	420,265	452,615	337,325
FS Government Fund	1,430,285	1,855,738	2,604,608
FS Federal Fund	2,583,311	3,309,871	3,650,938
FS Tax-Free Fund	300,900	332,978	388,709

     The Trust has adopted each Service Plan (but not the Shareholder Administration Plan) pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the service organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company such as the Trust may bear expenses associated with the distribution of its securities. In particular, such an investment company cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of securities issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Service Plans and described above are not expenses incurred primarily for effecting the distribution of ILA Service Shares or FST Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Service Plans.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in ILA Service Shares or FST Service Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in ILA Service Shares or FST Service Shares. In addition, under some state securities laws, banks and other financial institutions purchasing ILA Service Shares or FST Service Shares on behalf of their customers may be required to register as dealers.

     The Trustees of the Trust, including a majority of the non-interested Trustees, most recently voted to approve the Plans and Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on February 4, 2004. The ILA Plan and FST Plan and related Service Agreements will remain in effect until June 30, 2004. The Plans and related Service Agreements will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

     A Service Plan may not be amended (but the Shareholder Administration Plan may be amended) to increase materially the amount to be spent for the services described therein without approval of the ILA Service Shareholders or FST Service Shareholders of the affected Series, and all material amendments of a Plan must also be approved by the Trustees in the manner described above. A Service Plan may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding ILA Service Shares or FST Service Shares of the affected Series. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Board of Trustees as described above or by a vote of a majority of the outstanding ILA Service Shares or FST Service Shares of the affected Series on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Service Plans are in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Plans will benefit the Series and holders of ILA Service Shares and FST Service Shares of such Series.

SELECT PLAN
(FST Select Shares Only)

     The Trust, on behalf of the FS Prime Obligations, FS Money Market, FS Treasury Obligations, FS Treasury Instruments, FS Government, FS Federal and FS Tax-Free Funds has adopted a select plan with respect to the FST Select Shares (the “FST Select Plan “) which authorizes the Financial Square Funds to compensate service organizations for providing certain shareholder administration services to their customers who are beneficial owners of such shares. Pursuant to the Select Plan, the Trust, on behalf of such Series, enters into agreements with service organizations that purchase FST Select Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements, the service organizations may agree to: (i) act, directly or through an agent, as the shareholder of record and nominee for customers, (ii) maintain, or assist in maintaining, account records for customers who beneficially own FST Select Shares, and (iii) receive and transmit, or assist in receiving and transmitting, funds for share purchases and redemptions. As compensation for such services, the Trust on behalf of each Financial Square Fund pays each service organization an administration fee in an amount up to ..03 of 1% (on an annualized basis) of the average daily net assets of the FST Select Shares of each Financial Square Fund, attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Series, accrues payments made pursuant to a Service Agreement daily. All inquiries of beneficial owners of Select Shares should be directed to the owners’ service organizations.

     For the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001, the amount of fees paid by each Financial Square Fund to service organizations pursuant to the FST Select Plan was as follows:

	2003	2002	2001
FS Prime Obligations Fund	$40,272	$40,342	$37,484
FS Money Market Fund	17,919	23,698	12,362
FS Treasury Obligations Fund	20,321	16,386	633
FS Treasury Instruments Fund	155	842	527
FS Government Fund	40,732	52,626	8,586
FS Federal Fund	6	46	38,618
FS Tax-Free Fund	7,174	755	—

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in FST Select Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in FST Select Shares. In addition, under some state securities laws, banks and other financial institutions purchasing FST Select Shares on behalf of their customers may be required to register as dealers.

     The Trustees of the Trust, including a majority of the non-interested Trustees, most recently voted to approve the Select Plan and Service Agreements at a meeting called for the purpose of voting on the Select Plan and Service Agreements on February 4, 2004. The FST Select Plan and Service Agreements will remain in effect until June 30, 2004. The Select Plan and Service Agreements will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

     The Select Plan may not be amended to increase materially the amount to be spent for the services described therein, and other material amendments of the Plan may not be made, unless approved by the Trustees in the manner described above. The Select Plan may be terminated at any time by a majority of the non-interested Trustees as described above or by vote of a majority of the outstanding FST Select Shares of the affected Series. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the non-interested Trustees as described above or by a vote of a majority of the outstanding FST Select Shares of the affected Series on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements shall terminate automatically if assigned. So long as the Select Plan are in effect, the selection and nomination of those Trustees who are not interested persons shall be determined by the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Select Plan will benefit the Series and holders of FST Select Shares of such Series.

CAPITAL ADMINISTRATION PLAN
(FST Capital Shares Only)

     The Trust, on behalf of each Financial Square Fund, has adopted a capital administration plan with respect to the FST Capital Shares (the “Capital Administration Plan”). The Capital Administration Plan authorizes the Financial Square Funds to compensate service organizations for providing certain shareholder administration services to their customers who are beneficial owners of such shares.

     Pursuant to the Capital Administration Plan, the Trust, on behalf of each Financial Square Fund, enters into agreements with service organizations which purchase FST Capital Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements, the service organizations may agree to: (i) act, directly or through an agent, as the shareholder of record and nominee for customers, (ii) maintain, or assist in maintaining, account records for customers who beneficially own FST Capital Shares, (iii) receive and transmit, or assist in receiving and transmitting, funds for share purchases and redemptions, (iv) process or assist in processing confirmations concerning customer orders to purchase, redeem and exchange FST Capital Shares, and (v) facilitating the inclusion of the Funds in accounts, products or services offered to customers by or through the service organization, for example, retirement, asset allocation, bank trust, private banking, cash management or sweep accounts, programs or services.

     As compensation for such services, the Trust on behalf of each Financial Square Fund pays each service organization an administration fee in an amount up to .15% (on an annualized basis) of the average daily net assets of the FST Capital Shares of each Financial Square Fund, attributable to or held in the name of such service organization for its customers. The Trust, on behalf of the Series, accrues payments made to a service organization pursuant to a Service Agreement daily. All inquiries of beneficial owners of FST Capital Shares should be directed to the owners’ service organization.

     For the fiscal year ended December 31, 2003 and the fiscal period ended December 31, 2002, the amount of the fees paid by each Financial Square Fund to service organizations pursuant to the Capital Administration Plan was as follows:

	2003	2002*
FS Prime Obligations Fund	$460,117	$80,776
FS Money Market Fund	30,823	0
FS Treasury Obligations Fund	12,671	0
FS Treasury Instruments Fund	4,906	3,383
FS Government Fund	204,172	4,921
FS Federal Fund	5,704	0
FS Tax-Free Fund	4,569	1,156

*	FST Capital Shares commenced operations August 12, 2002.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in FST Capital Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in FST Capital Shares. In addition, under some state securities laws, banks and other financial institutions purchasing FST Capital Shares on behalf of their customers may be required to register as dealers.

     The Trustees of the Trust, including a majority of the non-interested Trustees, initially voted to approve the Capital Administration Plan and Service Agreements at a meeting called for the purpose of voting on such Capital Administration Plan and Service Agreements on February 4, 2004. The Capital Administration Plan and Service Agreements will remain in effect until June 30, 2004 and continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Trustees in the manner described above.

     The Capital Administration Plan may not be amended to increase materially the amount to be spent for the services described therein, and other material amendments of the Capital Administration Plan may not be made, unless approved by the Trustees in the manner described above. The Capital Administration Plan may be terminated at any time by a majority of the non-interested Trustees as described above or by vote of a majority of the outstanding FST Capital Shares of the affected Series. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the non-interested Trustees as described above or by a vote of a majority of the outstanding FST Capital Shares of the affected Series on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Capital Administration Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Capital Administration Plan will benefit the Financial Square Funds and holders of FST Capital Shares of such Funds.

DISTRIBUTION AND SERVICE PLANS

     ILA Class B and Class C Distribution and Service Plans. As described in the Prospectuses, the Trust has adopted distribution and service plans pursuant to Rule 12b-1 under the Act with respect to ILA Class B and Class C Shares on behalf of the ILA Prime Obligations Portfolio (the “Distribution and Service Plans”). See “Shareholder Guide – Distribution and Service Fees” in the Prospectus. The Plans finance distribution and other services that are provided to investors in the Funds and enable the Funds to offer investors the choice of investing in either Class B or Class C Shares when investing in the Funds. In addition, the Plans are intended to assist the Funds in reaching and maintaining asset levels that are efficient for the Funds’ operations and investments.

     The Distribution and Service Plans were most recently approved on February 4, 2004 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of approving the Distribution and Service Plans.

     The compensation for distribution services payable under the Distribution and Service Plans to Goldman Sachs may not exceed 0.75% per annum of the average daily net assets attributable to ILA Class B and Class C Shares, respectively, of the ILA Prime Obligations Portfolio. In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Authorized Dealers after the shares have been held for one year.

     Under the Distribution and Service Plans for ILA Class B and Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Fund’s average daily net assets attributable to ILA Class B or Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Authorized Dealers and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares of their accounts or similar services not otherwise provided on behalf of the Funds. In connection with the sales of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Authorized Dealers after the shares have been held for one year. As of December 31, 2003, Goldman Sachs has voluntarily agreed to waive 0.53% of the distribution and service fees attributable to Class B and Class C Shares. This waiver may be terminated at any time at Goldman Sachs’ option.

     The Distribution and Service Plans are compensation plans which provide for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. The distribution fees received by Goldman Sachs under the Distribution and Service Plans and CDSC on ILA Class B Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of ILA Class B Shares. Goldman Sachs may also pay up to the entire amount of its fee under the Class C Distribution and Service Plan to service organizations or other institutions for providing services in connection with the sale of Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing ILA Class B Shares and Class C Shares. If such fees exceed Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements.

     For the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001, the amount of distribution and service fees paid by the ILA Prime Obligation Portfolio’s Class B Shares to and Class C Shares to Goldman Sachs was as follows:

	2003	2002	2001
ILA Prime Obligation Portfolio
Class B Shares	$197,736	$333,907	$263,288
Class C Shares	103,487	164,165	135,062

     During the periods presented, GSAM agreed voluntarily to waive a portion of the fee to which it was entitled pursuant to the ILA Plans. Had such fees been imposed, the following additional fees would have been incurred by the ILA Prime Obligations Portfolio for the periods indicated:

	2003	2002	2001
ILA Prime Obligation Portfolio
Class B Shares	$155,781	$13,945	$0
Class C Shares	83,537	6,164	0

     During the fiscal year ended December 31, 2003, Goldman Sachs incurred the following expenses in connection with distribution activities under the Distribution and Service Plan of the ILA Prime Obligations Portfolio with respect to ILA Class B Shares and ILA Class C Shares, respectively : compensation to dealers, $108,310 and $168,063; compensation and expenses of the Distributor and its sales personnel, $63,292 and $33,554; allocable overhead, telephone and travel expenses, $139,598 and $73,935; printing and mailing of prospectuses to other than current shareholders, $441 and $234; and preparation and distribution of sales literature and advertising, $5,066 and $2,683. These amounts reflect expenses incurred by Goldman Sachs. The payments under the Distribution and Service Plan were used by Goldman Sachs to compensate it for the expenses shown above on a pro-rata basis. Compensation to dealers includes advance commissions paid to dealers of 4% on ILA Class B Shares and 1% on ILA Class C Shares which are considered deferred assets and amortized over a period of 6 years and one year (or until redemption), respectively, for such classes. The amounts presented above reflect amortization expense recorded during the period presented in addition to payments remitted directly to dealers.

     The Distribution and Service Plans will remain in effect until June 30, 2004 and from year to year thereafter, provided such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees who have no direct or indirect financial interest in the Distribution and Service Plans. The Distribution and Service Plans may not be amended to increase materially the amount of distribution compensation described therein as to a particular Portfolio without approval of a majority of the outstanding Class B or Class C Shareholders, as applicable, of the affected Portfolio and Share class. All material amendments to the Distribution and Service Plans must also be approved by the Trustees of the Trust in the manner described above. The Distribution and Service Plans may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the Class B or Class C Shares, as applicable, of the applicable Portfolio. If the Distribution and Service Plans were terminated by the Trust’s Board of Trustees and no successor plan were adopted, the Series would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures. So long as the Distribution and Service Plans are in effect, the selection and nomination of non-interested Trustees will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees have determined that in their judgment there is a reasonable likelihood that the Distribution and Service Plans will benefit the applicable Series and their respective Shareholders.

     Cash Management Shares Distribution Plan and Service Plan. As described in the Prospectus, the Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Act with respect to ILA Cash Management Shares on behalf of each ILA Portfolio (the “Cash Management Distribution Plan”). The Trust has also adopted a separate service plan with respect to ILA Cash Management Shares on behalf of each ILA Portfolio (the “Cash Management Service Plan” and together with the Cash Management Distribution Plan, the “Plans”).

     The Plans were most recently approved on February 4, 2004 on behalf of each ILA Portfolio by a majority vote of the Trust’s Board of Trustees, including a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of approving the Plans. The Plans will remain in effect until June 30, 2004 and from year to year thereafter, provided such continuance is approved annually by a majority vote of the Board of Trustees of the Trust, including a majority of the non-interested Trustees. Neither Plan may be amended to increase materially the amount to be spent for the services described therein as to a particular Series without approval of a majority of the outstanding ILA Cash Management Shareholders of that Portfolio. All material amendments to the Plans must also be approved by the Board of Trustees of the Trust in the manner described above. The Plans may be terminated at any time without payment of any penalty by a vote of the majority of the non-interested Trustees or by vote of a majority of the ILA Cash Management Shares of the applicable Portfolio. So long as the Plans are in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees of the Trust. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the applicable Portfolios and their respective Shareholders.

     The compensation payable under the Cash Management Distribution Plan may not exceed 0.50% per annum of the average daily net assets attributable to ILA Cash Management Shares of the ILA Portfolios. As of the date of this Additional Statement, Goldman Sachs was voluntarily limiting a portion of the fees payable under the Plan. Goldman Sachs may modify or discontinue such limitation in the future at its discretion.

     For the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001, the amount of the distribution fees paid by each ILA Portfolio then in existence pursuant to the Cash Management Shares Distribution Plan was as follows:

	2003	2002	2001
ILA Prime Obligations Portfolio	$8,930	$11,336	$20,722
ILA Money Market Portfolio	204,820	220,072	276,587
ILA Treasury Obligations Portfolio	32,774	68,538	1,550
ILA Treasury Instruments Portfolio	14,755	7,899	11,302
ILA Government Portfolio	8,173	12,764	17,798
ILA Federal Portfolio	477,558	605,113	738,749
ILA Tax-Exempt Diversified Portfolio	231,648	186,438	198,307
ILA Tax-Exempt California Portfolio	51,520	40,388	54,307
ILA Tax-Exempt New York Portfolio	53,494	40,692	21,695

     During the period presents, GSAM agreed voluntarily to waive a portion of the fee to which it was entitled pursuant to the ILA Plans. Had such fees been imposed, the following additional fees would have been incurred by these Series for the periods indicated:

	2003	2002	2001
ILA Prime Obligations Portfolio	$54,852	$69,632	$127,294
ILA Money Market Portfolio	1,258,183	1,351,872	1,699,035
ILA Treasury Obligations Portfolio	201,325	421,019	9,524
ILA Treasury Instruments Portfolio	90,641	48,537	69,425
ILA Government Portfolio	50,207	78,410	109,328
ILA Federal Portfolio	2,933,573	3,717,123	4,538,030
ILA Tax-Exempt Diversified Portfolio	1,423,164	1,145,261	1,219,820
ILA Tax-Exempt California Portfolio	316,377	248,096	336,750
ILA Tax-Exempt New York Portfolio	328,604	249,968	133,273

     Goldman Sachs may pay up to the entire amount of its fee under the Cash Management Distribution Plan to service organizations or other institutions for providing services in connection with the sale of ILA Cash Management Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fee as compensation for its services and expenses of distributing ILA Cash Management Shares. If such fee exceeds its expenses, Goldman Sachs may realize a profit from these arrangements.

     The Cash Management Distribution Plan is a compensation plan which provides for the payment of a specified distribution fees without regard to the distribution expenses actually incurred by Goldman Sachs. If the Cash Management Distribution Plan was terminated by the Trust’s Board of Trustees and no successor plan were adopted, the ILA Portfolios would cease to make distribution payments to Goldman Sachs and Goldman Sachs would be unable to recover the amount of any of its unreimbursed distribution expenditures.

     Pursuant to the Cash Management Service Plan, the Trust, on behalf of each ILA Portfolio, enters into agreements with service organizations which purchase ILA Cash Management Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements the service organizations may agree to: (i) act, directly or through an agent, as the shareholder of record and nominee for customers; (ii) maintain, or assist in maintaining, account records for customers who beneficially own ILA Cash Management Shares; (iii) receive and transmit, or assist in receiving and transmitting, funds for share purchases and redemptions; (iv) provide facilities to answer questions and handle correspondence from customers regarding their accounts; (v) process, or assist in processing, confirmations for transactions in shares by customers; (vi) receive and answer investor correspondence, including requests for prospectuses and statements of additional information; (vii) display and make prospectuses available on the service organization’s premises; (viii) assist customers in completing application forms, selecting dividend and other account options and opening custody accounts with the service organization; (ix) act as liaison between customers and the Trust, including obtaining information from the Trust, working with the Trust to correct errors and resolve problems and providing statistical and other information to the Trust; (x) provide services to customers intended to facilitate or improve their understanding of the benefits and risks of an ILA Portfolio, (xi) facilitate the inclusion of an ILA Portfolio in investment, retirement, asset allocation, cash management or sweep accounts or similar products or services offered to customers by or through service organizations, (xii)

facilitate electronic or computer trading and/or processing in an ILA Portfolio or providing electronic, computer or other database information regarding an ILA Portfolio to customers, and (xiii) develop, maintain and support systems necessary to support ILA Cash Management Shares.

     As compensation for such services, the Trust on behalf of each ILA Portfolio pays each service organization a service fee in an amount up to .50% (on an annual basis) of the average daily net assets of the ILA Cash Management Shares of each ILA Portfolio attributable to or held in the name of such service organization for its customers; provided, however, that the fee paid for personal and account maintenance services shall not exceed .25% of such average daily net assets. The Trust, on behalf of an ILA Portfolio, accrues payments made to a service organization pursuant to a Service Agreement daily. The Service Agreements shall terminate automatically if assigned. All inquiries of beneficial owners of ILA Cash Management Shares should be directed to the owners’ service organization. As of December 31, 2003, Goldman Sachs has voluntarily agreed to limit Cash Management service fees to 0.10%, 0.10%, 0.15%, 0.17%, 0.17%, 0.10%, 0.25%, 0.30% and 0.30%, respectively, of the average daily net assets (on an annual basis) of the Cash Management Shares of the ILA Prime Obligations Portfolio, ILA Money Market Portfolio, ILA Treasury Obligations Portfolio, ILA Treasury Instruments Portfolio, ILA Government Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt Diversified Portfolio, ILA Tax-Exempt California Portfolio and ILA Tax-Exempt New York Portfolio.

     For the fiscal years ended December 31, 2003, December 31, 2002 and December 31, 2001, the amount of the fees paid by each ILA Portfolio then in existence pursuant to the Cash Management Shares Service Plan was as follows:

	2003	2002	2001
ILA Prime Obligations Portfolio	$56,997	$80,968	$148,016
ILA Money Market Portfolio	1,303,938	1,571,944	1,975,622
ILA Treasury Obligations Portfolio	198,334	489,557	11,074
ILA Treasury Instruments Portfolio	73,999	56,436	80,727
ILA Government Portfolio	48,376	91,174	127,126
ILA Federal Portfolio	3,057,006	4,322,236	5,276,779
ILA Tax-Exempt Diversified Portfolio	904,615	665,850	1,418,396
ILA Tax-Exempt California Portfolio	158,403	144,242	391,057
ILA Tax-Exempt New York Portfolio	180,161	145,330	154,968

     During the period presents, GSAM agreed voluntarily to waive a portion of the fee to which it was entitled pursuant to the ILA Plans. Had such fees been imposed, the following additional fees would have been incurred by these Series for the periods indicated:

	2003	2002	2001
ILA Prime Obligations Portfolio	$6,785	$0	$0
ILA Money Market Portfolio	159,065	0	0
ILA Treasury Obligations Portfolio	35,765	0	0
ILA Treasury Instruments Portfolio	31,397	0	0
ILA Government Portfolio	10,004	0	0
ILA Federal Portfolio	354,125	0	0

	2003	2002	2001
ILA Tax-Exempt Diversified Portfolio	750,197	665,849	0
ILA Tax-Exempt California Portfolio	209,494	144,242	0
ILA Tax-Exempt New York Portfolio	201,937	145,330	0

     The Trust has adopted the Cash Management Service Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the service organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company such as the Trust may bear expenses associated with the distribution of its securities. In particular, such an investment company cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of securities issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the Cash Management Service Plan and described above are not expenses incurred primarily for effecting the distribution of ILA Cash Management Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Cash Management Service Plan.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a service organization’s receipt of compensation paid by the Trust in connection with the investment of fiduciary funds in ILA Cash Management Shares. Service organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or State Securities Commissions, are urged to consult legal advisers before investing fiduciary assets in ILA Cash Management Shares. In addition, under some state securities laws, banks and other financial institutions purchasing ILA Cash Management Shares on behalf of their customers may be required to register as dealers.

Appendix A
DESCRIPTION OF DEBT SECURITIES RATINGS

Short-Term Credit Ratings

     A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

     “A-1” — Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

     “A-2” — Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

     Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

     “Prime-1” — Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     “Prime-2” — Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     “F1” — Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

     “F2” — Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     “D” — Securities are in actual or imminent payment default.

     The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

     R-1 Prime Credit Quality

     R-2 Adequate Credit Quality

     All DBRS rating categories for short-term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

     “R-1 (high)” — Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

     “R-1 (middle)” — Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

     “R-1 (low)” — Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

     “R-2 (high)”, “R-2 (middle)”, “R-2 (low)” — Short-term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

Long-Term Credit Ratings

     The following summarizes the ratings used by Standard & Poor’s for long-term issues:

     “AAA” — An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

     “AA” — An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

     “A” — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

     “BBB” — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     -  PLUS (+) OR MINUS (-) — The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody’s for long-term debt:

     “Aaa” — Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     “Aa” — Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

     “A” — Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     “Baa” — Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

     The following summarizes long-term ratings used by Fitch:

     “AAA” — Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     “AA” — Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     “A” — Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     “BBB” — Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

     The following summarizes the ratings used by DBRS for long-term debt:

     “AAA” — Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

     “AA” — Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category, entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

     “A” — Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

     “BBB” — Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

     “B” — Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

     “CCC” / “CC” / “C” — Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B”. Bonds rated below “B” often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

     CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

     Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

•	N.M. means not meaningful.

Moody’s

     Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

     Rating Outlooks: A Moody’s rating outlook is an opinion regarding the likely direction of an issuers rating over the medium term. Rating outlooks fall into the following four categories: Positive, Negative, Stable and Developing (contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, Moody’s written research will describe any differences in the outlooks for the issuer and the reasons for these differences. If no outlook is present, the following designations will be used: Rating(s) Under Review or No Outlook. Rating(s) Under Review indicates that the issuer has one or more ratings under review for possible change, and this over-rides the Outlook designation. If an analyst has not yet assigned an Outlook, then No Outlook will be displayed.

Fitch

     Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

DBRS

Rating Trends

     With the exception of ratings in the securitization area, each DBRS rating is appended with a rating trend. Rating trends give the investor an understanding of DBRS’ opinion regarding the outlook for the rating in question, with trends falling into one of three categories – Positive, Negative or Stable. Ratings in the securitization area are not given trends because these ratings are determined by the parameters on each transaction, for which the issues are relatively black and white – these parameters are either met or not. When trends are used, they give an indication of what direction the rating in question is headed should the given conditions and tendencies continue.

     Although the trend opinion is often heavily based on an evaluation of the issuing entity or guarantor itself, DBRS also considers the outlook for the industry or industries in which the entity operates and to varying degrees, specific terms of an issue or its hierarchy in the capital structure when assigning trends. DBRS assigns trends to each security, rather than to the issuing entity, as some rating classification scales are broader than others and the duration and ranking of securities can impact the strengths and challenges that affect the entity. As a result, it is not unusual for securities of the same entity to have different trends; however, the presence of a Positive trend and a Negative trend on securities issued by the same entity is a rare occurrence.

Rating Actions

     In addition to confirming ratings, releasing new ratings or making rating changes, other DBRS rating actions include:

     Suspended Ratings: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer’s future ability and willingness to meet outstanding obligations. In order for a complete credit quality assessment, DBRS requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified. Since the availability of such information is critical to the rating assessment, any changes in management’s willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS’s assessment of the degree of accuracy of a rating possible without the cooperation of management. DBRS will suspend ratings when the level of concern reaches a point that an informed rating opinion of the credit quality of the outstanding obligation cannot be provided.

     Discontinued Ratings: When an entity retires all of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS will normally discontinue its rating on the security in question. Should the entity ultimately reconsider its decision and re-issue new debt, the rating will be re-instated pending a full review of the credit quality of the issuer.

     It should be noted that there are cases when DBRS will assign a rating even if there is no outstanding debt obligation and the entity in question has no firm plans to issue debt in the future. These cases are often driven by the fact that assigning a rating to the “non-security” provides support to other DBRS ratings, either in the same entity or within the same family of companies. Such ratings are generally referred to as “corporate ratings” and are not publicly disclosed by DBRS.

     Ratings “Under Review” : DBRS maintains continuous surveillance of all rated entities; therefore, all ratings are always under review. Accordingly, when a significant event occurs that may directly impact the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. If there is high uncertainty regarding the outcome of the event and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed “Under Review”. Ratings may also be placed “Under Review” by DBRS when changes in credit status occur for any other reason that brings DBRS to the conclusion that the present ratings may no longer be appropriate.

     Ratings which are “Under Review” are qualified with one of the following three provisional statements: “negative implications”, “positive implications”, or “developing implications”, indicating DBRS’ preliminary evaluation of the impact on the credit quality of the issuer/security. As such, the ratings that were in effect prior to the review process can be used as the basis for the relative credit quality implications. It must be stressed that a rating change will not necessarily result from the review process.

Municipal Note Ratings

     A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

     “SP-1” — The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     “SP-2” — The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     In municipal debt issuance, Moody’s three rating categories for short-term obligations that are considered investment grade are designated Moody’s Investment Grade (“MIG”). In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

     “MIG-1"/“VMIG-1” — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     “MIG-2"/“VMIG-2” — This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

     Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

     DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

Appendix B

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a summary of certain of the ISS Proxy Voting Guidelines, which form the substantive basis of the Investment Adviser’s Policy on Proxy Voting (“Policy”) with respect to public equity investments. Unlike the abbreviated nature of this summary, the actual ISS Proxy Voting Guidelines address additional voting matters and provide more discussion regarding the factors that may determine ISS’s position on a matter. The Investment Adviser may diverge from the ISS guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1.	Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent,

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2.	Board of Directors

a.	Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining, among other factors, the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, and whether the chairman is also serving as a CEO.

b.	Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

c.	Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal.

d.	Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.	Shareholder Rights

a.	Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

b.	Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c.	Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

d.	Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

e.	Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.	Proxy Contests

a.	Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include, among others, the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b.	Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5.	Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill to shareholder vote or redeem it.

6.	Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions based on such features, among others, as the fairness opinion, pricing, prospects of the combined company, and the negotiating process.

7.	Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

a.	Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

b.	Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

B-3

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9.	Executive and Director Compensation

Votes with respect to equity based compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap. Vote AGAINST equity plans that explicitly permit repricing of underwater stock options without shareholder approval.

a.	Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

b.	Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

B-4

c.	Shareholder Proposals on Compensation

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information and shareholder proposals to put option repricings to a shareholder vote.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

Generally, ISS votes CASE-BY-CASE on such proposals. However, there are certain specific topics where ISS generally votes FOR the proposal (e.g., proposals seeking a report on a company’s animal welfare standards) or AGAINST the proposal (e.g., reports on foreign military sales or offsets.)

B-5

APPENDIX C

BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm’s activities and serve as the basis for its distinguished reputation among investors worldwide.

     Our client’s interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

     Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client’s problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

     We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the firm’s success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

     We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.

     The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

     Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who helped create them. Profitability is crucial to our future.

     We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

     We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

     We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

     Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair to competitors and must never denigrate other firms.

     Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

GOLDMAN, SACHS & CO.’S INVESTMENT BANKING AND SECURITIES ACTIVITIES

Goldman Sachs is a leading financial services firm traditionally known on Wall Street and around the world for its institutional and private client services.

•	With fifty offices worldwide Goldman Sachs employs over 20,000 professionals focused on opportunities in major markets.

•	The number one underwriter of all international equity issues from 1989-2001.

•	The number one lead manager of U.S. common stock offerings from 1989-2001.*

•	The number one lead manager for initial public offerings (IPOs) worldwide from 1989-2001.

*	Source: Securities Data Corporation. Common stock ranking excludes REITS, Investment Trusts and Rights. Rankings based on dollar volume issued.

GOLDMAN, SACHS & CO.’S HISTORY OF EXCELLENCE

1869	Marcus Goldman opens Goldman Sachs

1890	Dow Jones Industrial Average first published

1896	Goldman, Sachs & Co. joins New York Stock Exchange

1906	Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 96 years, the firm’s longest-standing client relationship)

Dow Jones Industrial Average tops 100

1925	Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956	Goldman, Sachs & Co. co-manages Ford’s public offering, the largest to date

1970	Goldman, Sachs & Co. opens London office

1972	Dow Jones Industrial Average breaks 1000

1981	Enters money market mutual fund business for institutional clients

1986	Goldman, Sachs & Co. takes Microsoft public

1988	Goldman Sachs Asset Management is formally established

1991	Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995	Goldman Sachs Asset Management introduces Global Tactical Asset Allocation Program

Dow Jones Industrial Average breaks 5000

1996	Goldman, Sachs & Co. takes Deutsche Telekom public

Dow Jones Industrial Average breaks 6000

1997	Dow Jones Industrial Average breaks 7000

Goldman Sachs Asset Management increases assets under management by 100% over 1996

1998	Goldman Sachs Asset Management reaches $195.5 billion in assets under management

Dow Jones Industrial Average breaks 9000

1999	Goldman Sachs becomes a public company

Goldman Sachs Asset Management launches the Goldman Sachs Internet Tollkeeper Fund; becomes the year’s second most successful new mutual fund launch

2000	Goldman Sachs CORESM Tax-Managed Equity Fund launches

Goldman Sachs Asset Management has total assets under management of $298.5 billion

2001	Goldman Sachs Asset Management reaches $100 billion in money market assets

Goldman Sachs Asset Management has total assets under management of $306 billion

Goldman Sachs acquires Spear, Leeds and Kellogg

2002	Advises and services the wealth management needs of 45% of the Forbes 400*

2003	Goldman Sachs acquires The Ayco Company, L.P., one of the oldest and largest financial planning firms in the United States

Goldman Sachs combines its Australian operations with Australian securities firm JBWere, one of the most respected and oldest (having been founded in 1840) financial institutions in the region, to form Goldman Sachs JBWere

*	Source: Forbes.com, September, 2002.

PART B
STATEMENT OF ADDITIONAL INFORMATION

Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Service Shares
GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO
GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO
GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO
GOLDMAN SACHS AGGRESSIVE GROWTH STRATEGY PORTFOLIO
(Each a portfolio of Goldman Sachs Trust)

4900 Sears Tower
Chicago, Illinois 60606-6303

     This Statement of Additional Information (the “Additional Statement”) is not a prospectus. This Additional Statement should be read in conjunction with the prospectuses for the Class A, Class B, Class C, Institutional Shares and Service Shares of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio and Goldman Sachs Aggressive Growth Strategy Portfolio (collectively, the “Portfolios” and each individually, a “Portfolio”) dated April 29, 2004, and as may be further amended and/or supplemented from time to time (the “Prospectuses”), which may be obtained without charge from Goldman, Sachs & Co. by calling the telephone number, or writing to one of the addresses, listed below or from institutions (“Service Organizations”) acting on behalf of their customers.

     The audited financial statements and related Report of Ernst & Young LLP, the independent accountants for each Portfolio, contained in each Portfolio’s 2003 Annual Report are incorporated herein by reference in the section “Financial Statements.” No other portions of the Portfolios’ Annual Report are incorporated herein by reference.

GSAM® is a registered service mark of Goldman, Sachs & Co.

The date of this Additional Statement is April 29, 2004.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Investment Adviser
32 Old Slip
New York, New York 10005

GOLDMAN, SACHS & CO.
Distributor
85 Broad Street
New York, New York 10004

GOLDMAN, SACHS & CO.
Transfer Agent
4900 Sears Tower
Chicago, Illinois 60606

Toll free .......800-621-2550

INTRODUCTION

     Goldman Sachs Trust (the “Trust”) is an open-end management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The following series of the Trust are described in this Additional Statement: Goldman Sachs Balanced Strategy Portfolio (“Balanced Strategy Portfolio”), Goldman Sachs Growth and Income Strategy Portfolio (“Growth and Income Strategy Portfolio”), Goldman Sachs Growth Strategy Portfolio (“Growth Strategy Portfolio”) and Goldman Sachs Aggressive Growth Strategy Portfolio (“Aggressive Growth Strategy Portfolio”) (each a “Portfolio” and collectively the “Portfolios”). The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Portfolios and other series. Each Portfolio is authorized to issue five classes of shares: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Additional series and classes may be added in the future from time to time.

     Each Portfolio is a separately managed, diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “Act”), with its own investment objectives and policies. Each Portfolio has been constructed as a “fund of funds,” which means that it pursues its investment objective primarily by allocating its investments among other investment portfolios of the Trust (the “Underlying Funds”).

     Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”) serves as investment adviser to each Portfolio. In this Additional Statement, GSAM is sometimes referred to as the “Investment Adviser.” Goldman Sachs serves as each Portfolio’s distributor and transfer agent. Each Portfolio’s custodian is State Street Bank and Trust Company (“State Street”).

INVESTMENT OBJECTIVES AND POLICIES

     Each Portfolio has a distinct investment objective and policies. There can be no assurance that a Portfolio’s objective will be achieved. The investment objective and policies of each Portfolio, and the associated risks of each Portfolio are discussed in the Portfolios’ Prospectuses, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. Normally, each of the Portfolios will be predominantly invested in shares of the Underlying Funds. These Underlying Funds currently consist of the: CORESM Large Cap Value Fund, CORESM Large Cap Growth Fund, CORESM Small Cap Equity Fund, Real Estate Securities Fund, CORESM International Equity Fund, and Emerging Markets Equity Fund (the “Underlying Equity Funds”); Short Duration Government Fund, Core Fixed Income Fund, Global Income Fund, High Yield Fund and Emerging Markets Debt Fund (the “Underlying Fixed-Income Funds”); and the Financial Square Prime Obligations Fund. The value of the Underlying Funds’ investments, and the net asset value of the shares of both the Underlying Funds and the Portfolios will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Portfolios may be worth more or less when redeemed than when purchased. The following description provides additional information regarding the Underlying Funds and the types of investments that the Underlying Funds may make, and supplements the information in the Portfolios’ Prospectuses.

Description of Underlying Funds

CORE Large Cap Value Fund

     Objective. This Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are selling at low to modest valuations relative to general market measures, such as earnings, book value and other fundamental accounting measures, and that are expected to have favorable prospects for capital appreciation and/or dividend-paying ability.

     Primary Investment Focus. This Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Value Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 1000® Value Index is currently between $340 million and $243 billion.

     The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Value Index. The Fund seeks a portfolio consisting of companies with above average capitalizations and low to moderate valuations as measured by price/earnings ratios, book value and other fundamental accounting measures.

     Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

CORE Large Cap Growth Fund

     Objective. This Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap U.S. issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

     Primary Investment Focus. This Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in large-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 1000® Growth Index at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the

Fund may, but is not required to, sell the securities. The capitalization range of the Russell 1000® Growth Index is currently between $340 million and $284 billion.

     The Fund’s investment adviser emphasizes a company’s growth prospects in analyzing equity investments to be purchased by the Fund. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 1000® Growth Index. The Fund seeks a portfolio consisting of companies with above average capitalizations and earnings growth expectations and below average dividend yields.

     Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

CORE Small Cap Equity Fund

     Objective. This Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in U.S. issuers.

     Primary Investment Focus. This Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. These issuers will have public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000® Index at the time of investment. The Fund is not required to limit its investments to securities in the Russell 2000® Index. In addition, if the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell 2000® Index is currently between $57 million and $2.3 billion.

     The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the Russell 2000® Index. The Fund seeks a portfolio consisting of companies with small market capitalizations, strong expected earnings growth and momentum, and better valuation and risk characteristics than the Russell 2000® Index.

     Other. The Fund’s investments in fixed-income securities are limited to securities that are considered cash equivalents.

Real Estate Securities Fund

     Objective. This Fund seeks total return comprised of long-term growth of capital and dividend income.

     Primary Investment Focus. This Fund invests, under normal circumstances, substantially all and at least 80% of its Net Assets in a diversified portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry. The Fund expects that a substantial portion of its assets will be invested in REITs and real estate industry companies. A “real estate industry company” is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein.

     The Fund’s investment strategy is based on the premise that property market fundamentals are the primary determinant of growth, underlying the success of companies in the real estate industry. The Fund’s investment adviser focuses on companies that can achieve sustainable growth in cash flow and dividend paying capability. The investment adviser attempts to purchase securities so that its underlying portfolio will be diversified geographically and by property type.

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs.

     Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income and failing to maintain their exemptions from investment company registration. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions.

     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline.

     Shares of REITs. The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses directly by the Fund.

     Other. This Fund may invest up to 20% of its total assets in fixed-income investments, such as government, corporate debt and bank obligations, that offer the potential to further the Fund’s investment objective. In addition, although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

CORE International Equity Fund

     Objective. This Fund seeks long-term growth of capital. The Fund seeks this objective through a broadly diversified portfolio of equity investments in large-cap companies that are organized outside the United States or whose securities are principally traded outside the United States.

     Primary Investment Focus. This Fund invests, under normal circumstances, at least 80% of its Net Assets in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States.

     The Fund may allocate its assets among countries as determined by its investment adviser from time to time, provided the Fund’s assets are invested in at least three foreign countries. The Fund may invest in the securities of issuers in countries with emerging markets or economies.

     The Fund seeks broad representation of large-cap issuers across major countries and sectors of the international economy. The Fund’s investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return, while maintaining risk, style, capitalization and industry characteristics similar to the EAFE® Index. In addition, the Fund seeks a portfolio composed of companies with attractive valuations and stronger momentum characteristics than the EAFE® Index.

     Other. The Fund’s investments in fixed-income securities are limited to securities that are considered to be cash equivalents.

Emerging Markets Equity Fund

     Objective. This Fund seeks long-term capital appreciation.

     Primary Investment Focus. This Fund invests, under normal circumstances, substantially all, and at least 80% of its Net Assets in a diversified portfolio of equity investments in emerging country issuers. The Fund’s investment adviser may consider classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, emerging countries include, among others, most Latin and South American, African, Asian and Eastern European nations. The Fund’s investment adviser currently intends that the Fund’s investment focus will be in the following emerging countries as well as any other emerging country to the extent that foreign investors are permitted by applicable law to make such investments: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.

     An emerging country issuer is any company that either: (i) has a class of its securities whose principal securities markets is in an emerging country; (ii) is organized under the laws of, or has a principal office in, an emerging country; (iii) derives 50% or more of its total revenue from goods produced, sales made or services provided in one or more emerging countries; or (iv) maintains 50% or more of its assets in one or more emerging countries.

     Under normal circumstances, this Fund maintains investments in at least six emerging countries, and will not invest more than 35% of its Net Assets in securities of issuers in any one emerging country. Allocation of the Fund’s investments will depend upon the relative attractiveness of the emerging country markets and particular issuers. In addition, macro-economic factors and the portfolio managers’ and Goldman Sachs economists’ views of the relative attractiveness of emerging countries and currencies are considered in allocating the Fund’s assets among emerging countries.

     Other. The Fund may invest in the aggregate up to 20% of its Net Assets in (i) fixed-income securities of private and government emerging country issuers; and (ii) equity and fixed-income securities, such as government, corporate and bank debt obligations, of issuers in developed countries.

Financial Square Prime Obligations Fund

     Objective. This Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.

     Primary Investment Focus. This Fund invests in securities issued or guaranteed by the U.S. Treasury; securities of the U.S. Government, its agencies, authorities and instrumentalities; obligations of U.S. banks; commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities; repurchase agreements; certain asset-backed and receivables-backed securities; obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies authorities and instrumentalities; custodial receipts and securities issued by other investment companies. Securities purchased by the Fund will be determined by its investment adviser to present minimal credit risks, and will have remaining maturities (as determined in accordance with regulatory requirements) of 13 months or less at the time of purchase. The dollar-weighted average maturity of the Fund will not exceed 90 days.

     Other. The investments of this Fund are limited by regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments that are permitted for the other Underlying Funds. Although this Fund attempts to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so on a continuous basis. Like investments in the other Underlying Funds, an investment in this Fund is neither insured nor guaranteed by the U.S. Government or any governmental authority.

Short Duration Government Fund

     Objective. This Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

     Duration. Under normal interest rate conditions, the Fund’s duration is expected to be equal to that of the Fund’s benchmark, the two-year U.S. Treasury Note Index, plus or minus 0.5 years. In addition, under normal interest rate conditions, the Fund’s maximum duration will not exceed three years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a two-year U.S. Treasury note.

     Investment Sector. This Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. Government Securities (as defined below) and in repurchase agreements collateralized by such securities. Substantially all of the Fund’s Net Assets will be invested in U.S. Government Securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.

     Credit Quality. The Fund invests in U.S. Government Securities and repurchase agreements collateralized by such securities.

     Other. This Fund may employ certain active management techniques to manage its duration and term structure and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), mortgage, credit, total return and interest rate swaps, options on swaps, and interest rate floors, caps and collars. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

Core Fixed Income Fund

     Objective. This Fund seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index (the “Index”).

     Duration. Under normal interest rate conditions, the Fund’s duration is expected to be equal to that of the Fund’s benchmark, the Lehman Brothers Aggregate Bond Index, plus or minus one year. In addition, under normal interest rate conditions, the Fund’s maximum duration will not exceed six years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a five-year U.S. Treasury note.

     Investment Sector. This Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed-income securities, including U.S. Government Securities, corporate debt securities, privately issued Mortgage-Backed Securities, and Asset-Backed Securities. The Fund may also invest in custodial receipts, Municipal Securities (as defined below) and convertible securities. The Fund’s investments in non-U.S. dollar denominated obligations will not exceed 25% of its total assets at the time of investment, of which 10% may be invested in obligations of issuers in countries with emerging markets or economies. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund may, therefore, invest in securities that are not included in the Index.

     The Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed-income securities rated at least Baa3 by Moody’s Investors Services, Inc. (“Moody’s”) (if a Moody’s rating is unavailable, the comparable Standard & Poor’s Ratings Group (“Standard & Poor’s”) rating is used). The securities currently included in the Index have at least one year remaining to maturity; have an outstanding principal amount of at least $150 million; and are issued by the following types of issuers, with each category receiving a different weighting in the Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. government; issuers of mortgage-backed securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of asset-backed securities. In pursuing its investment objective, the Fund uses the Index as its performance benchmark, but the Fund will not attempt to replicate the Index. The Fund, therefore, may invest in securities that are not included in the Index. The Index is a trademark of Lehman Brothers. Inclusion of a security in the Index does not imply an opinion by Lehman Brothers as to its attractiveness or appropriateness for investment. Although Lehman Brothers obtains factual information used in connection with the Index from sources which it considers reliable, Lehman Brothers claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Index data.

     Credit Quality. All U.S. dollar-denominated fixed-income securities purchased by the Fund will be rated, at the time of purchase, at least BBB- or Baa3 by an NRSRO or, if unrated, will be determined by the Fund’s investment adviser to be of comparable quality. The non-U.S. dollar-denominated fixed-income securities in which the Fund may invest will be rated, at the time of investment, at least AA or Aa by an NRSRO or, if unrated, will be determined by the Fund’s investment adviser to be of comparable quality.

     Other. This Fund may employ certain active management techniques to manage its duration and term structure, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, options on foreign currencies, currency, credit, mortgage, total return and interest rate swaps, options on swaps, and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices.

Global Income Fund

     Objective. This Fund seeks a high total return, emphasizing current income, and, to a lesser extent, providing opportunities for capital appreciation.

     Duration. Under normal interest rate conditions, the Fund’s duration is expected to be equal to that of the Fund’s benchmark, the J.P. Morgan Global Government Bond Index (hedged), plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund’s maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a six-year government bond.

     Investment Sector. The Fund invests, under normal circumstances, at least 80% of its Net Assets in a portfolio of fixed-income securities of U.S. and foreign issuers. The Fund also enters into transactions in foreign currencies. Under normal market conditions, the Fund will (i) have at least 30% of its Net Assets, after considering the effect of currency positions, denominated in U.S. dollars and (ii) invest in securities of issuers in at least three countries. The Fund seeks to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed-income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations.

     The fixed-income securities in which the Fund may invest include: (i) U.S. Government Securities and custodial receipts therefor; (ii) securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities (i.e., international organizations designated or supported by governmental entities to promote economic reconstruction or development, such as the World Bank); (iii) corporate debt securities; (iv) certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion; (v) commercial paper; and (vi) Mortgage-Backed and Asset-Backed Securities.

     Credit Quality. All securities purchased by the Fund will be rated, at the time of purchase, at least BBB- or Ba3 by an NRSRO. However, the Fund will invest at least 50% of its total assets in securities rated, at the time of purchase, AAA or Aaa by an NRSRO. Unrated securities will be determined by the Fund’s investment adviser to be of comparable quality. Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal.

     Other. This Fund may employ certain active management techniques to manage its duration and term structure, to seek to hedge its exposure to foreign currencies and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, options on foreign currencies, currency, credit, mortgage, total return and interest rate swaps, options on swaps, and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. While the Fund will have both long and short currency positions, its net long and short foreign currency exposure will not exceed the value of the Fund’s total assets. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk. The Fund’s net currency positions may expose it to risks independent of its securities positions. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into mortgage dollar rolls, repurchase agreements and other investment practices. The Fund may purchase securities on a when-issued or forward commitment basis.

     The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers located in each of Canada, Germany, Japan, and the United Kingdom as well as in the securities of U.S. issuers. Concentration of the Fund’s investments in such issuers will subject the Fund, to a greater extent than if investment was more limited, to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries. Not more than 25% of the Fund’s total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest up to 10% of its total assets in issuers in emerging countries.

High Yield Fund

     Objective. This Fund seeks a high level of current income and may also consider the potential for capital appreciation.

     Duration. Under normal interest rate conditions, the Fund’s duration is expected to be equal to that of the Lehman Brothers U.S. Corporate High Yield Bond Index, plus or minus 2.5 years. In addition, under normal interest rate conditions, the Fund’s maximum duration will not exceed 7.5 years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a 6-year U.S. Treasury note.

     Investment Sector. This Fund invests, under normal circumstances, at least 80% of its Net Assets in high-yield, fixed-income securities that, at the time of purchase, are non-investment grade securities. Non-investment grade securities are securities rated BB, Ba or below by an NRSRO, or, if unrated, determined by the Fund’s investment adviser to be of comparable quality. The Fund may invest in all types of fixed-income securities, including senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), convertible and non-convertible corporate debt obligations, loan participations, custodial receipts, Municipal Securities and preferred stock. The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. Under normal market conditions, the Fund may invest up to 20% of its Net Assets in investment grade fixed-income securities, including U.S. Government Securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund or when the equity securities are received by the Fund in connection with a corporate restructuring of an issuer.

     Credit Quality. This Fund invests at least 80% of its Net Assets in securities rated BB or Ba or lower at the time of purchase or, if unrated, determined by the Fund’s investment adviser to be of comparable quality. The Fund may purchase securities of issuers in default. Non-investment grade securities (commonly known as “junk bonds”) tend to offer higher yields than higher rated securities with similar maturities. Non-investment grade fixed-income securities are, however, considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than higher rated securities. See “Description of Investment Securities and Practices.” A description of the corporate bond ratings is contained in Appendix A to this Additional Statement.

     Other. This Fund may employ certain active management techniques to manage its duration and term structure, to seek to hedge its exposure to foreign securities and to seek to enhance returns. These techniques include, but are not limited to, the use of financial futures contracts, option contracts (including options on futures), forward foreign currency exchange contracts, currency options and futures, and currency, credit, mortgage, total return and interest rate swaps, options on swaps, and interest rate floors, caps and collars. Currency management techniques involve risks different from those associated with investing solely in U.S. dollar-denominated fixed-income securities of U.S. issuers. It is expected that the Fund will use certain currency techniques to seek to hedge against currency exchange rate fluctuations or to seek to increase total return. The Fund may also employ other investment techniques to seek to enhance returns, such as lending portfolio securities and entering into repurchase agreements and other investment practices.

Emerging Markets Debt Fund

     Objective: This Fund seeks a high level of total return consisting of income and capital appreciation.

     Duration: Under normal interest rate conditions, the Fund’s duration is expected to be equal to that of the JP Morgan EMBI Global Diversified Index plus or minus 2 years. In addition, under normal interest rate conditions, the Fund’s maximum duration will not exceed 7 years. The approximate interest rate sensitivity of the Fund is expected to be comparable to a 10 year government bond.

     Investment Sector: The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed income securities of issuers located in Emerging Countries. The Investment Adviser may consider, but is not bound by, classifications by the World Bank, the International Finance Corporation or the United Nations and its agencies in determining whether a country is emerging or developed. Currently, Emerging Countries include, among others, most African, Asian, Eastern European, Middle Eastern, South and Central American nations. The Investment Adviser currently intends that the Fund’s investment focus will be in the following Emerging Countries: Argentina, Brazil, Bulgaria, Colombia, Dominican Republic, Ecuador, Egypt, Malaysia, Mexico, Nigeria, Panama, Peru, The Philippines, Poland, Russia, South Africa, South Korea, Turkey, Ukraine, Uruguay, Venezuela as well as other Emerging Countries to the extent that foreign investors are permitted by applicable law to make such investments.

     The Fund may invest in all types of Emerging Country fixed income securities, including the following: Brady bonds and other debt issued by governments, their agencies and instrumentalities or by their central banks; interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by Emerging Country issuers, fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), loan participations and repurchase agreements with respect to the foregoing.

     Credit Quality: Fixed income securities purchased by the Fund will be rated at the time of purchase at least D by Standard & Poor’s or C by Moody’s or if unrated will be determined by the Fund’s investment adviser to be of comparable quality. The majority of the countries in which the Fund invests will have sovereign ratings that are below investment grade or are unrated.

     Other: Although a majority of the Fund’s assets may be denominated in U.S. Dollars, the Fund may invest in securities denominated in any currency and may be subject to the risk of adverse currency fluctuations.

DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES

     The Short Duration Government Fund invests in U.S. Government Securities and related repurchase agreements, and neither this Fund nor the Financial Square Prime Obligations Fund makes foreign investments. The investments of the Financial Square Prime Obligations Fund are limited by Securities and Exchange Commission (“SEC”) regulations applicable to money market funds as described in its prospectus, and do not include many of the types of investments discussed below that are permitted for the other Underlying Funds. With these exceptions, and the further exceptions noted below, the following description applies generally to the Underlying Funds.

     As stated in the Prospectuses, the Portfolios may also invest a portion of their assets in high quality, short-term debt obligations and engage in certain other investment practices. Further information about the Underlying Funds and their respective investment objectives and policies is included in their respective prospectuses and Statements of Additional Information. There is no assurance that any Portfolio or Underlying Fund will achieve its objective.

Corporate Debt Obligations

     Each Underlying Fund (other than the Short Duration Government Fund) may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. CORE Large Cap Value, CORE Large Cap Growth, CORE Small Cap Equity and CORE International Equity Funds may only invest in debt securities that are cash equivalents. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

     Fixed-income securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The investment advisers of the Underlying Funds will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments. The investment adviser for each Underlying Fund continually monitors the investments in the Underlying Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed.

     Commercial Paper and Other Short-Term Corporate Obligations. Certain of the Underlying Funds may invest in commercial paper and other short-term obligations payable in U.S. dollars and issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

     Trust Preferreds. Certain of the Underlying Funds may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder’s viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer’s viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.

     High Yield Securities. Bonds rated BB or below by Standard & Poor’s or Ba or below by Moody’s (or comparable rated and unrated securities) are commonly referred to as “junk bonds” and are considered speculative. The ability of their issuers to make principal and interest payments may be questionable. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor’s or Aaa, Aa, A or Baa by Moody’s). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of an Underlying Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Underlying Fund were investing in higher quality securities. See Appendix A to this Additional Statement for a description of the corporate bond and preferred stock ratings by Standard & Poor’s, Moody’s, Fitch, Inc. (“Fitch”) and Dominion Bond Rating Service Limited (“DBRS”).

     The amount of high yield, fixed-income securities proliferated in the 1980s and early 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments.

     The market values of high yield, fixed-income securities tends to reflect those individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high yield securities are often highly leveraged, and may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers’ inability to meet specific projected business forecasts. These non-investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.

     Since investors generally perceive that there are greater risks associated with non-investment grade securities of the type in which the Underlying Funds may invest, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

     Another factor which causes fluctuations in the prices of high yield, fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in an Underlying Fund’s net asset value.

     The risk of loss from default for the holders of high yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by an Underlying Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by an Underlying Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, an Underlying Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. An Underlying Fund may be required to liquidate other portfolio securities to satisfy the Underlying Fund’s annual distribution obligations in respect of accrued interest income on securities which are subsequently written off, even though the Underlying Fund has not received any cash payments of such interest.

     The secondary market for high yield, fixed-income securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of an Underlying Fund to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating an Underlying Fund’s net asset value. A less liquid secondary market also may make it more difficult for an Underlying Fund to obtain precise valuations of the high yield securities in its portfolio.

     The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

     Non-investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High yield, fixed-income securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, an Underlying Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if an Underlying Fund experiences unexpected net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Underlying Fund’s portfolio and increasing the exposure of the Underlying Fund to the risks of high yield securities.

     Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the credit analysis of an Underlying Fund’s investment adviser than would be the case with investments in investment-grade debt obligations. An Underlying Fund’s investment adviser employs its own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current trend of earnings. The Underlying Fund’s investment adviser monitors the investments in an Underlying Fund’s portfolio and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

     Because the market for high yield securities is still relatively new and has not weathered a major economic recession, it is unknown what effects such a recession might have on such securities. A widespread economic downturn could result in increased defaults and losses.

     Loan Participations. The High Yield Fund and Emerging Markets Debt Fund may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

     Participation interests acquired by the High Yield Fund or Emerging Markets Debt Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the High Yield Fund or Emerging Markets Debt Fund acts as co-lender in connection with a participation interest or when the High Yield Fund or Emerging Markets Debt Fund acquires certain participation interests, the High Yield Fund or Emerging Markets Debt Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fund or Emerging Markets Debt Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fund or Emerging Markets Debt Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fund or Emerging Markets Debt Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fund or Emerging Markets Debt Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fund or Emerging Markets Debt Fund will normally be regarded as illiquid.

     For purposes of certain investment limitations pertaining to diversification of the High Yield Fund’s or Emerging Markets Debt Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fund or Emerging Markets Debt Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fund or Emerging Markets Debt Fund and the borrower will be deemed issuers of a loan participation.

Obligations of the United States, Its Agencies, Instrumentalities and Sponsored Enterprises

     Each Underlying Fund may invest in U.S. government securities which are obligations issued or guaranteed by the U.S. Government and its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

     U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

     Each Underlying Fund may also purchase U.S. Government Securities in private placements, subject to the Underlying Fund’s limitation on investment in illiquid securities. The Underlying Funds may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”).

Bank Obligations

     Certain of the Underlying Funds may invest in debt obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or government regulation.

     Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds

     Certain of the Underlying Funds expect to invest in deferred interest and capital appreciation bonds and pay-in-kind (“PIK”) securities. Deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

     PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

     Deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, an Underlying Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, an Underlying Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Underlying Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, an Underlying Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Underlying Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.

Zero Coupon Bonds

     Each Underlying Fund’s investment in fixed-income securities may include zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by an Underlying Fund defaults, the Underlying Fund may obtain no return at all on its investment. An Underlying Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Underlying Fund’s distribution obligations.

Variable and Floating Rate Securities

     The interest rates payable on certain fixed-income securities in which an Underlying Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

     Permissible investments for certain of the Underlying Funds include “leveraged” inverse floating rate debt instruments (“inverse floaters”), including “leveraged inverse floaters.” The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of each Fund’s limitation on illiquid investments.

Custodial Receipts and Trust Certificates

     Each Underlying Fund may invest in custodial receipts and trust certificates (which may be underwritten by securities dealers or banks), representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which an Underlying Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities law purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, an Underlying Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Underlying Funds may also invest in separately issued interests in custodial receipts and trust certificates.

     Although under the terms of a custodial receipt or trust certificate an Underlying Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Underlying Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, an Underlying Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Underlying Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

     Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Municipal Securities

     Certain of the Underlying Funds may invest in bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities (“Municipal Securities”). Dividends paid by the Underlying Funds that are derived from interest paid on both tax-exempt and taxable Municipal Securities will be taxable to the Underlying Funds’ shareholders.

     Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.

     The two principal classifications of Municipal Securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds.

     In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.

     An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors, including one or more Underlying Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.

     The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.

     The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on Municipal Securities or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the liquidity and value of the Municipal Securities in an Underlying Fund’s portfolio.

     Municipal Leases, Certificates of Participation and Other Participation Interests. Municipal Securities include leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover an Underlying Fund’s original investment. To the extent that an Underlying Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

     Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.

     Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of an Underlying Fund’s limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by an Underlying Fund may be determined by its investment adviser, pursuant to guidelines adopted by the Trustees of the Trust, to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and certificates of participation, the investment adviser will consider a variety of factors including: (i) the willingness of dealers to bid for the security; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the investment adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by an Underlying Fund.

     Certain Underlying Funds may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide an Underlying Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide an Underlying Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Fund’s participation interest in the underlying Municipal Securities, plus accrued interest. An Underlying Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the investment advisors, the interest from such participation is exempt from regular federal income tax.

     Auction Rate Securities. Municipal Securities also include auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities.

     An Underlying Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act. An Underlying Fund will indirectly bear its proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Underlying Funds.

     Other Types of Municipal Securities. Other types of Municipal Securities in which certain of the Underlying Funds may invest include municipal notes, tax-exempt commercial paper, pre-refunded municipal bonds, industrial development bonds, tender option bonds and insured municipal obligations.

     Call Risk and Reinvestment Risk. Municipal Securities may include “call” provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in an Underlying Fund’s portfolio are called prior to the maturity, the Underlying Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Underlying Fund’s return on its portfolio securities.

Mortgage Loans and Mortgage-Backed Securities

     General Characteristics. Certain of the Underlying Funds may invest in Mortgage-Backed Securities as described in the Prospectuses. Each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments and other attached dwelling units. The Mortgaged Properties may also include residential investment properties and second homes.

     The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if an Underlying Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if an Underlying Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that an Underlying Fund invests in Mortgage-Backed Securities, its investment adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.

     Adjustable Rate Mortgage Loans (“ARMs”). ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow an Underlying Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to an Underlying Fund.

     Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases but may result in increased credit exposure and prepayment risks for lenders.

     ARMs also have the risk of prepayments. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities that are structured as pass through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed rate securities. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to an Underlying Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of an Underlying Fund’s investment in ARMs may fluctuate more substantially since these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

     There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate, the prime rate of a specific bank or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of an Underlying Fund’s portfolio that holds ARMs and, therefore, in the net asset value of such Underlying Fund’s shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

     Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in a mortgage pool (the “Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.

     Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may adversely affect the Underlying Funds’ investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. government, its agencies or instrumentalities) by delaying the Underlying Funds’ receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

1.	Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities.

Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.	Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.

3.	Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.

4.	“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.

5.	Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.

     Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. An Underlying Fund is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future to the extent consistent with its investment policies and objective.

     An Underlying Fund’s investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they are generally viewed by the market as high quality securities with low risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac that issue guaranteed Mortgage-Backed Securities. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the liquidity and value of an Underlying Fund’s portfolio.

     There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. An Underlying Fund may purchase U.S. Government Securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government Securities held by an Underlying Fund may greatly exceed such issuers’ current resources, including such issuers’ legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

     Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the United States Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.

     Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the United States Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. Government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae.

     Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae.

     Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. The principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac.

     Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac.

     The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. Substantially all of these mortgage loans are secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

     Mortgage Pass-Through Securities. As described in the Prospectuses, certain of the Underlying Funds may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”); that is, fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

     The following discussion describes only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.

     Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

     Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.

     Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Since certain ARMs included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.

     Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

     Credit Enhancement. Mortgage pools credited by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments. Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.

     Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans will have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

     In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.

     The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.

     Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

     Voluntary Advances. In the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

     Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time as the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

     Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. An Underlying Fund may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or, to the extent consistent with an Underling Fund’s investment policies, by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or

Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

     Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

     Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.

     CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively.

     CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.

     Stripped Mortgage-Backed Securities. Certain of the Underlying Funds may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or, to the extent consistent with an Underlying Fund’s investment policies, non-governmental originators. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of an Underlying Fund’s limitation on investments in illiquid securities. An Underlying Fund’s investment adviser may determine that SMBS which are U.S. Government Securities are liquid for purposes of each Fund’s limitation on investments in illiquid securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Asset-Backed Securities

     Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

     Certain Underlying Funds may invest in asset-backed securities. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Underlying Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that an Underlying Fund invests in asset-backed securities, the values of such Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.

     Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to Mortgage Assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, an Underlying Fund will be unable to possess and sell the underlying collateral and that an Underlying Fund’s recoveries on repossessed collateral may not be available to support payments on the securities.

Futures Contracts and Options on Futures Contracts

     Each Underlying Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. The CORE Large Cap Value, CORE Large Cap Growth and CORE Small Cap Equity Funds may only enter into such transactions with respect to a representative index. The other Funds may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. An Underlying Fund will engage in futures and related options transactions, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent an Underlying Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Underlying Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of each Underlying Fund, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Underlying Funds. The investment adviser of the Underlying Fixed Income Funds will also use futures contracts and options on futures contracts to manage the Underlying Funds’ target duration in accordance with their benchmark or benchmarks.

     Futures contracts entered into by an Underlying Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (“CFTC”) or, with respect to certain Underlying Funds, on foreign exchanges. More recently, certain futures may also be traded over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

     Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, an Underlying Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, these persons may not have the protection of the U.S. securities laws.

     Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

     When interest rates are rising or securities prices are falling, an Underlying Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, an Underlying Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, certain Underlying Funds may purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, certain Underlying Funds may purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. As another example, certain Underlying Funds may enter into futures transactions to seek a closer correlation between the Underlying Fund’s overall currency exposures and the currency exposures of the Underlying Fund’s performance benchmark.

     Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While an Underlying Fund will usually liquidate futures contracts on securities or currency in this manner, an Underlying Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Underlying Fund to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

     Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that an Underlying Fund owns or proposes to acquire or the exchange rate of currencies in which portfolio securities are denominated or quoted. An Underlying Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Underlying Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery securities held by an Underlying Fund or securities with characteristics similar to those of an Underlying Fund’s portfolio securities. Similarly, certain Underlying Funds may sell futures contracts on any currency in which its portfolio securities are quoted or denominated or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of an Underlying Fund’s investment adviser, there is a sufficient degree of correlation between price trends for an Underlying Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Underlying Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in an Underlying Fund’s portfolio may be more or less volatile than prices of such futures contracts, its investment adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Underlying Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Underlying Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of an Underlying Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

     On other occasions, an Underlying Fund may take a “long” position by purchasing such futures contracts. This would be done, for example, when an Underlying Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

     Options on Futures Contracts. The acquisition of put and call options on futures contracts will give an Underlying Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, an Underlying Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

     The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of an Underlying Fund’s assets. By writing a call option, an Underlying Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that an Underlying Fund intends to purchase. However, an Underlying Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by an Underlying Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. An Underlying Fund will incur transaction costs in connection with the writing of options on futures.

     The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. An Underlying Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

     Other Considerations. An Underlying Fund will engage in transactions in futures contracts and related options from transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require an Underlying Fund to segregate cash or liquid assets in an amount equal to the underlying value of such contracts and options.

     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for an Underlying Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between an Underlying Fund’s futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and an Underlying Fund may be exposed to risk of loss.

     Perfect correlation between an Underlying Fund’s futures positions and portfolio positions will be difficult to achieve, particularly where futures contracts based on individual equity or corporate fixed-income securities are currently not available. In addition, it is not possible for an Underlying Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of an Underlying Fund’s trading in futures depends upon the ability of its investment adviser to analyze correctly the futures markets.

Options on Securities and Securities Indices

     Writing Covered Options. Certain of the Underlying Funds may write (sell) covered call and put options on any securities in which they may invest or on any securities index consisting of securities in which it may invest. An Underlying Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by an Underlying Fund obligates such Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by an Underlying Fund are covered, which means that such Fund will own the securities subject to the option as long as the option is outstanding or such Fund will use the other methods described below. An Underlying Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, an Underlying Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

     A put option written by an Underlying Fund would obligate such Fund to purchase specified securities from the option holder at a specified price if the option is exercised before the expiration date. All put options written by an Underlying Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described below. The purpose of writing such options is to generate additional income for the Underlying Fund. However, in return for the option premium, an Underlying Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

     In the case of a call option, the option is “covered” if an Underlying Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if an Underlying Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Underlying Fund segregates liquid assets in the amount of the difference. A put option is also covered if an Underlying Fund holds a put on the same instrument as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Underlying Fund segregates liquid assets in the amount of the difference.

     An Underlying Fund may also write (sell) covered call and put options on any securities index comprised of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

     An Underlying Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration which has been segregated by the Underlying Fund) upon conversion or exchange of other securities held by it. An Underlying Fund may cover put options on a securities index by segregating cash or liquid assets with a value equal to the exercise price or by owning offsetting options as described above.

     An Underlying Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

     Purchasing Options. Each Underlying Fund (other than Financial Square Prime Obligations Fund) may purchase put and call options on any securities in which it may invest or options on any securities index comprised of securities in which it may invest. An Underlying Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

     An Underlying Fund may purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle an Underlying Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such an Underlying Fund would realize either no gain or a loss on the purchase of the call option.

     An Underlying Fund may purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”), or in securities in which it may invest. The purchase of a put option would entitle an Underlying Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of an Underlying Fund’s securities. Put options may also be purchased by an Underlying Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. An Underlying Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise such an Underlying Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

     An Underlying Fund would purchase put and call options on securities indices for the same purposes as it would purchase options on individual securities. For a description of options on securities indices, see “Writing Covered Options” above.

     Yield Curve Options. Each Underlying Fixed-Income Fund and the Real Estate Securities Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

     An Underlying Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, an Underlying Fund may purchase a call option on the yield spread between two securities if the Underlying Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. An Underlying Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of its investment adviser, the Underlying Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

     Yield curve options written by an Underlying Fund will be “covered.” A call (or put) option is covered if an Underlying Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Underlying Fund’s net liability under the two options. Therefore, an Underlying Fund’s liability for such a covered option is generally limited to the difference between the amount of the Underlying Fund’s liability under the option written by the Underlying Fund less the value of the option held by the Underlying Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

     Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If an Underlying Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Underlying Fund will not be able to sell the underlying securities or dispose of segregated assets until the options expire or are exercised. Similarly, if an Underlying Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

     Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     An Underlying Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

     Transactions by an Underlying Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options which an Underlying Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Underlying Funds’ investment advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if an investment adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of an investment adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If an investment adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in an Underlying Fund’s investment portfolio, the Underlying Fund may incur losses that it would not otherwise incur. The writing of options could increase an Underlying Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Warrants and Stock Purchase Rights

     Certain of the Underlying Funds may invest a portion of their assets in warrants or rights (including those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for a specific period of time. An Underlying Fund will invest in warrants and rights only if such securities are deemed appropriate by its investment adviser for investment by the Underlying Fund. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Investments

     Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of an Underlying Fund’s investment adviser, to offer the potential for better long-term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

     Investing in foreign securities also involves, however, certain special risks, including those discussed in the Portfolio’s Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, an Underlying Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. An Underlying Fund may be subject to currency exposure independent of its securities positions.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of an Underlying Fund’s total assets, adjusted to reflect the Underlying Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Underlying Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, if the currency in which an Underlying Fund receives dividends, interest or other payment declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Underlying Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.

     Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a comparable U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Underlying Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States.

     Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of an Underlying Fund’s assets are uninvested and no return is earned on such assets. The inability of an Underlying Fund to make intended security purchases due to settlement problems could cause the Underlying Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to an Underlying Fund due to subsequent declines in value of the portfolio securities or, if the Underlying Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, political or social instability, or diplomatic developments which could affect an Underlying Fund’s investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Investments in foreign securities may take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”).

     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

     To the extent an Underlying Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there may be an increased possibility that the Underlying Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary receipts and the underlying securities are quoted. However, by investing in Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, an Underlying Fund may avoid currency risks during the settlement period for purchases and sales.

     As described more fully below, certain of the Underlying Funds may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See “Investing in Emerging Markets” below.

     Investing in Emerging Markets. The CORE International Equity and Emerging Markets Equity Funds are intended for long-term investors who can accept the risks associated with investing primarily in equity and equity-related securities of foreign issuers, including emerging country issuers, as well as the risks associated with investments quoted or denominated in foreign currencies. The Real Estate Securities Fund may invest, to a lesser extent, in equity and equity-related securities of foreign issuers, including emerging country issuers. The Core Fixed Income, Global Income, High Yield and Emerging Markets Debt Funds may invest in debt securities of foreign issuers, including emerging country issuers, and in fixed income securities quoted or denominated in a currency other than U.S. dollars.

     Investments in securities of emerging market issuers involve special risks. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities, and the market may be dominated by a few issuers or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

     Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. An Underlying Fund’s investments in emerging countries are subject to the risk that the liquidity of particular instruments, or instruments generally in such countries, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions, or adverse investor perceptions, whether or not accurate. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of the securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control prices in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect an Underlying Fund’s ability to accurately value its portfolio securities or to acquire or dispose of such securities at the price and times it wishes to do so. The risks associated with reduced liquidity may be particularly acute to the extent that an Underlying Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.

     Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

     With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Underlying Funds. For example, while the potential liability of a shareholder of a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

     Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit an Underlying Fund’s investment in certain emerging countries and may increase the expenses of the Underlying Fund. Certain emerging countries require government approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of an Underlying Fund. An Underlying Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

     Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Underlying Funds may invest and adversely affect the value of the Underlying Funds’ assets. An Underlying Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

     Certain Funds may seek investment opportunities within the former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

     The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

     An Underlying Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxation.”

     Foreign markets may also have different clearance and settlement procedures and in certain U.S. markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of an Underlying Fund’s assets is uninvested and no return is earned thereon. The inability of an Underlying Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Underlying Fund due to subsequent declines in value of the portfolio securities or, if the Underlying Fund has entered into a contract to sell the securities, could result in possible liability of the Underlying Fund to the purchaser. The creditworthiness of the local securities firms used by an Underlying Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries, thus subjecting Underlying Fund to a greater risk if a securities firm defaults in the performance of its responsibilities.

     Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and an Underlying Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and an Underlying Fund’s net asset value, may be more volatile than prices of debt obligations of U.S. issuers. In the past, the governments of certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of the third parties’ commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts.

     Brady Bonds. Certain foreign debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Bonds may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar denominated). In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds may be speculative.

     Investing in Central and South American Countries

     A significant portion of the Emerging Markets Debt Fund’s portfolio may be invested in companies located in Central and South American countries. The economies of Central and South American countries have experienced considerable difficulties in the past decade, including high inflation rates, high interest rates and currency devaluations. As a result, Central and South American securities markets have experienced great volatility. In addition, a number of Central and South American countries are among the largest Emerging Country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

     In the past, many Central and South American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. High inflation rates have also led to high interest rates. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Central and South American countries. Many of the currencies of Central and South American countries have experienced steady devaluation relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. There is also a risk that certain Central and South American countries may restrict the free conversion of their currencies into other currencies. Some Central and South American countries may have managed currencies which are not free floating against the U.S. dollar. Certain Central and South American currencies may not be internationally traded and it would be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such securities. In addition, substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

     The emergence of the Central and South American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. Governments of many Central and South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers.

     International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the recovery of the Central and South American economies.

     Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including share appreciation or depreciation of participant’s national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Central and South American markets, an undermining of Central and South American economic stability, the collapse or slowdown of the drive towards Central and South American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund’s investments in Central and South American countries generally or in specific countries participating in such trade agreements.

     Forward Foreign Currency Exchange Contracts. Certain of the Underlying Funds may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. Certain of the Underlying Funds may also enter into forward foreign currency exchange contracts to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

     At the maturity of a forward contract an Underlying Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

     An Underlying Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when an Underlying Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when an Underlying Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Underlying Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Underlying Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Additionally, when an Underlying Fund’s investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of an Underlying Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of an Underlying Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which an Underlying Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of an Underlying Fund’s foreign assets.

     Certain of the Underlying Funds may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities quoted or denominated in a different currency if the Underlying Fund’s investment adviser determines that there is a pattern of correlation between the two currencies. In addition, certain Underlying Funds may enter into foreign currency transactions to seek a closer correlation between an Underlying Fund’s overall currency exposures and the currency exposures of the Underlying Fund’s performance benchmark.

     Unless otherwise covered, cash or liquid assets of an Underlying Fund will be segregated in an amount equal to the value of the Underlying Fund’s total assets committed to the consummation of forward foreign currency exchange contracts requiring the Underlying Fund to purchase foreign currencies and forward contracts entered into to seek to increase total return. The segregated assets will be marked-to-market. If the value of the segregated assets declines, additional cash or liquid assets will be segregated so that the value of the account will equal the amount of an Underlying Fund’s commitments with respect to such contracts. Certain of the Underlying Funds will not enter into a forward contract with a term of greater than one year.

     While an Underlying Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while an Underlying Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Underlying Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between an Underlying Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause an Underlying Fund to sustain losses which will prevent the Underlying Fund from achieving a complete hedge or expose the Underlying Fund to risk of foreign exchange loss.

     Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to make markets in the currencies they trade and these markets can experience periods of illiquidity.

     Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive an Underlying Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Underlying Fund to cover its purchase or sale commitments, if any, at the current market price. An Underlying Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by its investment adviser. To the extent that a substantial portion of an Underlying Fund’s total assets, adjusted to reflect the Underlying Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Underlying Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

     Writing and Purchasing Currency Call and Put Options. Certain of the Underlying Funds may, to the extent they invest in foreign securities, write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If and when an Underlying Fund seeks to close out an option, the Underlying Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to an Underlying Fund’s position, the Underlying Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter.

     Options on currency may also be used for cross-hedging purposes, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation, or to seek to increase total return when an Underlying Fund’s investment adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not included in the Underlying Fund’s portfolio.

     A call option written by an Underlying Fund obligates an Underlying Fund to sell a specified currency to the holder of the option at a specified price if the option is exercised before the expiration date. A put option written by an Underlying Fund would obligate an Underlying Fund to purchase a specified currency from the option holder at a specified price if the option is exercised before the expiration date. The writing of currency options involves a risk that an Underlying Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Writing Covered Options” above.

     An Underlying Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as “closing purchase transactions.” An Underlying Fund may enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Underlying Fund.

     An Underlying Fund would normally purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by an Underlying Fund are quoted or denominated. The purchase of a call option would entitle the Underlying Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the call option.

     An Underlying Fund would normally purchase put options in anticipation of a decline in the U.S. dollar value of the currency in which securities in its portfolio are quoted or denominated (“protective puts”). The purchase of a put option would entitle an Underlying Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the U.S. dollar value of an Underlying Fund’s portfolio securities due to currency exchange rate fluctuations. An Underlying Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Underlying Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying currency or portfolio securities.

     As noted, in addition to using options for the hedging purposes described above, certain Underlying Funds may use options on currency to seek to increase total return. These Funds may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, an Underlying Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, an Underlying Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

     Special Risks Associated with Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although an Underlying Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that an Underlying Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If an Underlying Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it may not be able to sell the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

     An Underlying Fund may purchase and write over-the-counter options to the extent consistent with its limitation on investments in illiquid securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by an Underlying Fund.

     The amount of the premiums which an Underlying Fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Mortgage Dollar Rolls

     Certain of the Underlying Funds may enter into mortgage “dollar rolls” in which an Underlying Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. During the roll period, an Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, an Underlying Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of an Underlying Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. An Underlying Fund will segregate until the settlement date cash or liquid assets, as permitted by applicable law, in an amount equal to its forward purchase price.

     For financial reporting and tax purposes, the Underlying Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Underlying Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.

     Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom an Underlying Fund sells the security becomes insolvent, an Underlying Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also the instrument which an Underlying Fund is required to repurchase may be worth less than an instrument which an Underlying Fund originally held. Successful use of mortgage dollar rolls will depend upon the ability of an Underlying Fund’s investment adviser to manage an Underlying Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Convertible Securities

     Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by an Underlying Fund is called for redemption, the Underlying Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on an Underlying Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Underlying Fund.

     In evaluating a convertible security, the Investment Adviser will give primary emphasis to the attractiveness of the underlying common stock. Covertible debt securities are equity investments for purposes of each Fund’s investment policies. Convertible debt securities are equity investments for purposes of each Underlying Fund’s investment policies.

Currency Swaps, Mortgage Swaps, Credit Swaps, Index Swaps, Interest Rate Swaps, Total Return Swaps, Options on Swaps, and Interest Rate Caps, Floors and Collars

     Certain Underlying Funds may enter into currency swaps for both hedging purposes and to seek to increase total return. In addition, certain of the Underlying Funds may enter into mortgage, credit, index, interest rate and total return swaps and other interest rate swap arrangements such as rate caps, floors and collars, for hedging purposes or to seek to increase total return. Certain Underlying Funds may also purchase and write (sell) options on swaps, commonly referred to as swaptions. Currency swaps involve the exchange by an Underlying Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by an Underlying Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Index swaps involve the exchange by an Underlying Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Since interest rate, mortgage and currency swaps and interest rate caps, floors and collars are individually negotiated, each Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its swap, cap, floor and collar positions.

     A great deal of flexibility is possible in the way swap transactions are structured. However, generally an Underlying Fund will enter into interest rate, total return, mortgage and index swaps on a net basis, which means that the two payment streams are netted out, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, index and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, index and mortgage swaps is normally limited to the net amount of interest payments that the Underlying Fund is contractually obligated to make. If the other party to an interest rate, total return, index or mortgage swap defaults, the Underlying Fund’s risk of loss consists of the net amount of interest payments that the Underlying Fund is contractually entitled to receive, if any. In contrast, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that an Underlying Fund’s potential exposure in a transaction involving a swap, a swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or otherwise, the Underlying Funds and their investment advisers believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to an Underlying Fund’s borrowing restrictions.

     An Underlying Equity Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by its investment adviser. The Underlying Fixed-Income Funds will not enter into any mortgage, interest rate or credit swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor’s or A or P-1 or better by Moody’s or their equivalent ratings. The Core Fixed Income, Global Income, High Yield and Emerging Markets Debt Funds will not enter into any currency swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by Standard & Poor’s or Moody’s or their equivalent ratings or, if unrated by such rating agencies, determined to be of comparable quality by the applicable investment adviser. If there is a default by the other party to such a transaction, an Underlying Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The investment advisers, under the supervision of the Board of Trustees, are responsible for determining and monitoring the liquidity of the Underlying Funds’ transactions in swaps, swaptions, caps, floors and collars.

     The use of interest rate, total return, mortgage, credit, index and currency swaps, as well as swaptions and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Underlying Fund’s investment adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of an Underlying Fund would be less favorable than it would have been if this investment technique were not used.

Equity Swaps

     Each Underlying Equity Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in various circumstances, including circumstances where direct investment in the securities is restricted for legal reasons or is otherwise deemed impracticable or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swaps may be structured in different ways. For example, a counterparty may agree to pay the Underlying Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Underlying Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Underlying Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Underlying Fund on the notional amount. In other cases, the counterparty and the Underlying Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

     An Underlying Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that an Underlying Fund is contractually obligated to make. If the other party to an equity swap defaults, an Underlying Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Underlying Fund’s potential exposure, the Underlying Funds and their investment advisers believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to an Underlying Fund’s borrowing restrictions.

     An Underlying Equity Fund will not enter into equity swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the investment adviser. An Underlying Fund’s ability to enter into certain swap transactions may be limited by tax considerations.

Real Estate Investment Trusts

     The Underlying Equity Funds may invest in shares of REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Underlying Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. An Underlying Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by an Underlying Fund.

     Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Lending of Portfolio Securities

     Each Underlying Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions such as brokers or dealers (including, as permitted by the SEC, Goldman Sachs), and are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis at an amount, marked to market daily, at least equal to the market value of the securities loaned. Underlying Funds may invest cash received as collateral for securities lending transactions in short-term investments. Investing the collateral subjects it to market depreciation or appreciation, and an Underlying Fund is responsible for any loss that may result from its investment of the borrowed collateral. An Underlying Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. For the duration of the loan, an Underlying Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. An Underlying Fund will not have the right to vote any securities having voting rights during the existence of the loan, but an Underlying Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral and loaned securities should the borrower of the securities fail financially. However, the loans will be made only to firms deemed to be of good standing, and when the consideration which can be earned currently from securities loans of this type is deemed to justify the attendant risk. In determining whether to lend securities to a particular borrower, and during the period of the loan, the creditworthiness of the borrower will be considered and monitored. It is intended that the value of securities loaned by an Underlying Fund will not exceed one-third of the value of the Underlying Fund’s total assets (including the loan collateral).

     The Underlying Funds’ Board of Trustees has approved each Underlying Fund’s participation in a securities lending program and adopted policies and procedures relating thereto. Under the securities lending program, the Underlying Funds have retained an affiliate of their respective investment advisers to serve as the securities lending agent for the Underlying Funds. For these services the lending agent may receive a fee from the Underlying Funds, including a fee based on the returns earned on the Underlying Funds’ investment of cash received as collateral for the loaned securities. The lending agent may, on behalf of the Underlying Funds, invest cash collateral received by the Underlying Funds for securities loans in, among other things, other registered or unregistered funds. These funds include private investing funds or money market funds that are managed by the investment adviser or its affiliates for the purpose of investing cash collateral generated from securities lending activities and which pay the investment adviser or its affiliates for these services. The Underlying Funds’ Board of Trustees will periodically review securities loan transactions for which the Goldman Sachs affiliate has acted as lending agent for compliance with the Underlying Fund’s securities lending procedures. Goldman Sachs also has been approved as a borrower under the Underlying Funds’ securities lending program, subject to certain conditions.

When-Issued Securities and Forward Commitments

     Each Underlying Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by an Underlying Fund to purchase or sell securities at a future date beyond the customary settlement time. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. An Underlying Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, an Underlying Fund may dispose of or negotiate a commitment after entering into it. An Underlying Fund may also sell securities it has committed to purchase before those securities are delivered to the Underlying Fund on the settlement date. The Underlying Funds may realize a capital gain or loss in connection with these transactions. For purposes of determining an Underlying Fund’s duration, the maturity of when-issued or forward commitment securities for fixed-rate obligations will be calculated from the commitment date. Each Underlying Fund is generally required to segregate, until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Underlying Fund’s obligations are otherwise covered. Alternatively, each Underlying Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Investment in Unseasoned Companies

     Certain Underlying Funds may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

Other Investment Companies

     Each of the Underlying Funds may make limited investments in the securities of other investment companies including, pursuant to an exemptive order obtained from the SEC, money market funds for which the Underlying Fund’s investment adviser or any of its affiliates serves as investment adviser, administrator and/or distributor. An Underlying Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees and other expenses paid by the Underlying Fund. However, to the extent that the Underlying Fund invests in a money market fund for which the Underlying Fund’s investment adviser or any of its affiliates acts as investment adviser, the management fees payable by the Underlying Fund to the investment adviser or its affiliates will, to the extent required by the SEC, be reduced by an amount equal to the Underlying Fund’s proportionate share of the management fees paid by such money market fund to its investment adviser. Although the Underlying Funds do not expect to do so in the foreseeable future, each Underlying Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Underlying Fund.

     Each Underlying Equity Fund may invest in exchange-traded funds such as Standard & Poor’s Depositary Receipts™(“SPDRs”). Exchange-traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) National Market System. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange (“AMEX”)). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500® Index. The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500® Index. The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (i) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the S&P 500® Index, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (iii) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the S&P 500® Index and the net asset value of a Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Underlying Funds could result in losses on SPDRs.

     Certain Underlying Funds may also purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions. Certain Underlying Funds may also invest in iSharessm and similar securities that invest in securities included in specified indices, including the MSCI indices for various countries and regions. iSharessm are listed on the AMEX and were initially offered to the public in 1996. The market prices of iSharessm are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iSharessm on the AMEX. However, iSharessm have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharessm for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iSharessm will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharessm should occur in the future, the liquidity and value of an Underlying Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, an Underlying Fund could be required to reconsider the use of iSharessm as part of its investment strategy.

Repurchase Agreements

     Each Underlying Fund may enter into repurchase agreements with banks, brokers, and dealers which furnish collateral at least equal in value or market price to the amount of the repurchase obligation. Certain Underlying Funds may also enter into repurchase agreements involving certain foreign government securities. A repurchase agreement is an arrangement under which an Underlying Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by an Underlying Fund’s custodian (or sub-custodian). The repurchase price may be higher than the purchase price, the difference being income to an Underlying Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to an Underlying Fund together with the repurchase price on repurchase. In either case, the income to an Underlying Fund is unrelated to the interest rate on the security subject to the repurchase agreement.

     A repurchase agreement is similar to a collateralized loan, but is structured as a purchase of securities by an Underlying Fund subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish securities and other collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

     Custody of the underlying securities and other collateral will be maintained by the Underlying Fund’s custodian or subcustodian for the duration of the agreement. The repurchase price may be higher than the purchase price, the difference being income to the Underlying Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Underlying Fund together with the repurchase price on repurchase. In either case, the income to the Underlying Fund is unrelated to the interest rate on the underlying securities and other collateral subject to the repurchase agreement. The value of the purchased securities will at all times equal or exceed the value of the repurchase agreement.

     Repurchase agreements pose certain risks for all entities, including the Underlying Fund, that utilize them. Such risks are not unique to the Underlying Fund but are inherent in repurchase agreements. For instance, if the seller under a repurchase agreement defaults, an Underlying Fund could suffer a loss to the extent that the proceeds from the sale of underlying securities and other collateral held by the Underlying Fund are less than the repurchase price and the Underlying Fund’s cost associated with delay and enforcement of the repurchase agreement. The Underlying Fund seeks to minimize such risks by, among others, the means indicated below, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated.

     For purposes of the Act, and generally, for tax purposes, a repurchase agreement is deemed to be a loan from the Underlying Fund to the seller of the underlying securities and other collateral. It is not clear whether for other purposes a court would consider the underlying securities and other collateral purchased by the Underlying Fund subject to a repurchase agreement as being owned by the Underlying Fund or as being collateral for a loan by the Underlying Fund to the seller.

     If, in the event of bankruptcy or insolvency proceedings against the seller of the underlying securities and other collateral, a court holds that the Underlying Fund does not have a perfected security interest in the underlying securities and other collateral, the Underlying Fund may be required to return the underlying securities and other collateral to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, an Underlying Fund would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Underlying Funds utilize custodians and subcustodians that the Investment Adviser believes follow customary securities industry practice with respect to repurchase agreements, and the Investment Adviser analyzes the creditworthiness of the obligor, in this case the seller of the underlying securities and other collateral. But because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

     Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller before repurchase of the underlying securities and other collateral under a repurchase agreement, an Underlying Fund could suffer additional losses if an Underlying Fund encounters delay that prevents the Underlying Fund from promptly selling the underlying securities and other collateral (such as if the underlying securities and other collateral is subject to a court “stay”) and incur costs before being able to sell the security. If this occurs, an Underlying Fund will bear the risk that the value of the collateral will decline below the repurchase price.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), an Underlying Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice. Such repurchase agreements will be regarded as liquid instruments.

     The Underlying Funds, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements

     Certain Underlying Funds may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, an Underlying Fund will sell portfolio securities to banks and other financial institutions, with an agreement to repurchase the security on an agreed date, price and interest payment. The Core Fixed Income, Global Income, High Yield and Emerging Markets Debt Funds may also enter into reverse repurchase agreements involving certain foreign government securities. Reverse repurchase agreements involve the possible risk that the value of portfolio securities an Underlying Fund relinquishes may decline below the price the Underlying Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of an Underlying Fund’s outstanding shares.

     When an Underlying Fund enters into a reverse repurchase agreement, it segregates cash or liquid assets that have a value equal to or greater than the repurchase price. The account is then continuously monitored by its investment adviser to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the Act.

Restricted and Illiquid Securities

     The Underlying Funds may not invest more than 15% (10% in the case of Financial Square Prime Obligations Fund) of their net assets in illiquid investments, which include securities (both foreign and domestic) that are not readily marketable, certain SMBS, certain municipal leases and participation interests, certain over-the-counter options, repurchase agreements and time deposits with a notice or demand period of more than seven days, and certain restricted securities, unless it is determined, based upon a continuing review of the trading markets for the specific instrument, that such instrument is liquid. The Trustees have adopted guidelines under which the Underlying Funds’ investment advisers determine and monitor the liquidity of the Underlying Funds’ portfolio securities. This investment practice could have the effect of increasing the level of illiquidity in an Underlying Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these instruments.

     The purchase price and subsequent valuation of restricted securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction may make them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

Short Sales

     The Underlying Funds (other than the CORE Large Cap Growth, CORE Large Cap Value, CORE Small Cap Equity and CORE International Equity Funds) may engage in short sales against the box. In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by an Underlying Fund, for example, to lock in a sales price for a security the Underlying Fund does not wish to sell immediately. If an Underlying Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises.

     If an Underlying Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if an Underlying Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which an Underlying Fund may effect short sales.

Non-Diversified Status

     The Global Income Fund is “non-diversified” under the Act and may invest more of its assets in fewer issuers than “diversified” mutual funds. The Global Income Fund is subject only to certain federal tax diversification requirements. Under federal tax laws, the Global Income Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of the Global Income Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to investments in United States Government Securities and regulated investment companies.

Portfolio Turnover

     Each Underlying Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities or among the markets for equity or fixed-income securities, or for other reasons. It is anticipated that the portfolio turnover rate of each Underlying Fund will vary from year to year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Underlying Funds to receive favorable tax treatment. The Underlying Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

INVESTMENT RESTRICTIONS

     The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the affected Portfolio. The investment objective of each Portfolio and all other investment policies or practices of each Portfolio are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the shares of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of a Portfolio are present or represented by proxy, or (ii) more than 50% of the shares of a Portfolio. For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Portfolio. With respect to the Portfolios’ fundamental investment restriction no. 3, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

     As a matter of fundamental policy, a Portfolio may not:

(1)	make any investment inconsistent with the Portfolio’s classification as a diversified company under the Act;

(2)	invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding investment companies and the U.S. Government or any of its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in Municipal Securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities;

(3)	borrow money, except (a) the Portfolio may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Portfolio may purchase securities on margin to the extent permitted by applicable law and (e) the Portfolio may engage transactions in mortgage dollar rolls which are accounted for as financings;

(4)	make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions and (c) loans of securities as permitted by applicable law;

(5)	underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be deemed to be an underwriting;

(6)	purchase, hold or deal in real estate, although a Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Portfolio as a result of the ownership of securities;

(7)	invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts; and

(8)	issue senior securities to the extent such issuance would violate applicable law.

     Notwithstanding any other fundamental investment restriction or policy, each Portfolio may invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, restrictions and policies as the Portfolio.

     In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders.

     A Portfolio may not:

(a)	Invest in companies for the purpose of exercising control or management (but this does not prevent a Portfolio from purchasing a controlling interest in one or more of the Underlying Funds consistent with its investment objective and policies).

(b)	Invest more than 15% of the Portfolio’s net assets in illiquid investments, including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).

(c)	Purchase additional securities if the Portfolio’s borrowings (excluding covered mortgage dollar rolls) exceed 5% of its net assets.

(d)	Make short sales of securities, except short sales against the box.

     The Underlying Funds in which the Portfolios may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment restrictions and policies listed above. The investment restrictions of these Underlying Funds are set forth in their respective Additional Statements.

TRUSTEES AND OFFICERS

     The business and affairs of the Portfolios are managed under the direction of the Board of Trustees subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of general policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Portfolio’s daily business operations.

     Trustees of the Trust

     Information pertaining to the Trustees of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.”

Independent Trustees
Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Ashok N. Bakhru Age: 62	Chairman & Trustee	Since 1991	President, ABN Associates (July 1994–March 1996 and November 1998–Present); Executive Vice President – Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996–November 1998); Director of Arkwright Mutual Insurance Company (1984–1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-Present); Member of Cornell University Council (1992-Present); Trustee of the Walnut Street Theater (1992-Present); Trustee, Scholarship America (1998-Present); Director, Private Equity Investors–III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).	64	None

Chairman of the Board and Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

John P. Coblentz, Jr. Age: 63	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975 – May 2003).	64	None

Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Independent Trustees
				Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Patrick T. Harker Age: 45	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-Present); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997–August 2000).	64	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Mary P. McPherson Age: 68	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986–1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); and Director, American School of Classical Studies in Athens (1997-Present).	64	None

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Wilma J. Smelcer Age: 55	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004).	64	Lawson Products Inc. (distributor of industrial products).

			Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

Independent Trustees
Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
Richard P. Strubel Age: 64	Trustee	Since 1987	Vice Chairman and Director, Unext, Inc. (provider of educational services via the internet) (2003-Present); President, COO and Director, Unext, Inc. (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990–1999). Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).	64	Gildan Activewear Inc. (an activewear clothing marketing and manufacturing company); Unext, Inc. (provider of educational services via the internet); Northern Mutual Fund Complex (53 Portfolios).

Independent Trustees
Number of
		Term of		Portfolios in
		Office and		Fund
	Position(s)	Length of		Complex
Name,	Held with	Time	Principal Occupation(s)	Overseen by	Other Directorships
Address and Age[1]	the Trust[2]	Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]
*James McNamara Age: 41	Trustee & Vice President	Since 2002	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998 – December 2000); and Senior	64	None
		Since 2001	Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

Vice President–Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee–Goldman Sachs Mutual Fund Complex (registered investment companies).

*Alan A. Shuch Age: 54	Trustee	Since 1990	Advisory Director – GSAM (May 1999-Present); Consultant to GSAM (December 1994 – May 1999); and Limited Partner, Goldman Sachs (December 1994 - May 1999).	64	None

Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

*Kaysie P. Uniacke Age: 43	Trustee & President	Since 2001	Managing Director, GSAM (1997-Present).	64	None

		Since 2002	Trustee – Goldman Sachs Mutual Fund Complex (registered investment companies).

President – Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

Assistant Secretary – Goldman Sachs Mutual Fund Complex (1997 – 2002) ( registered investment companies).

* These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1] Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Howard B. Surloff.

[2] The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.

[3] Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[4] The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2003, the Trust consisted of 58 portfolios, including the Funds described in this Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.

[5] This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act. Officers of the Trust

     Information pertaining to the officers of the Trust is set forth below.

Officers of the Trust
Position(s)
	Held	Term of Office and
Name, Age	With the	Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 43	President & Trustee	Since 2002 Since 2001	Managing Director, GSAM (1997-Present). Trustee - Goldman Sachs Mutual Fund Complex (registered investment companies).

President - Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary - Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 39	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003 - Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer - Goldman Sachs Mutual Fund Complex (registered investment companies).

Philip V. Giuca, Jr. 32 Old Slip New York, NY 10005 Age: 42	Assistant Treasurer	Since 1997	Vice President, Goldman Sachs (May 1992-Present). Assistant Treasurer - Goldman Sachs Mutual Fund Complex (registered investment companies).

Officers of the Trust
Position(s)
	Held	Term of Office and
Name, Age	With the	Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
Peter Fortner 32 Old Slip New York, NY 10005 Age: 46	Assistant Treasurer	Since 2000	Vice President, Goldman Sachs (July 2000-Present); Associate, Prudential Insurance Company of America (November 1985-June 2000); and Assistant Treasurer, certain closed-end funds administered by Prudential (1999 and 2000).

Assistant Treasurer - Goldman Sachs Mutual Fund Complex (registered investment companies).

Kenneth G. Curran 32 Old Slip New York, NY 10005 Age: 40	Assistant Treasurer	Since 2001	Vice President, Goldman Sachs (November 1998-Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995-October 1998).

Assistant Treasurer - Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. Fitzpatrick 4900 Sears Tower Chicago, IL 60606 Age: 44	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999- Present); and Vice President of GSAM (April 1997-December 1999).

Vice President - Goldman Sachs Mutual Fund Complex (registered investment companies).

Jesse Cole 4900 Sears Tower Chicago, IL 60606 Age: 40	Vice President	Since 1998	Vice President, GSAM (June 1998-Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996-June 1998).

Vice President - Goldman Sachs Mutual Fund Complex (registered investment companies).

Kerry K. Daniels 4900 Sears Tower Chicago, IL 60606 Age: 41	Vice President	Since 2000	Manager, Financial Control - Shareholder Services, Goldman Sachs (1986-Present). Vice President - Goldman Sachs Mutual Fund Complex (registered investment companies).

Officers of the Trust
Position(s)
	Held	Term of Office and
Name, Age	With the	Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
Christopher Keller 4900 Sears Tower Chicago, IL 60606 Age: 38	Vice President	Since 2000	Vice President, Goldman Sachs (April 1997-Present). Vice President - Goldman Sachs Mutual Fund Complex (registered investment companies).

James McNamara 32 Old Slip New York, NY 10005 Age: 41	Vice President & Trustee	Since 2001 Since 2002	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993 - April 1998).

Vice President - Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee - Goldman Sachs Mutual Fund Complex (registered investment companies).

Howard B. Surloff One New York Plaza 37th Floor New York, NY 10004 Age: 38	Secretary	Since 2001	Managing Director, Goldman Sachs (November 2002-Present); Associate General Counsel, Goldman Sachs and General Counsel to the U.S. Funds Group (December 1997-Present).

Secretary - Goldman Sachs Mutual Fund Complex (registered investment companies) (2001-Present) and Assistant Secretary prior thereto.

Dave Fishman 32 Old Slip New York, NY 10005 Age: 39	Assistant Secretary	Since 2001	Managing Director, Goldman Sachs (December 2001-Present); and Vice President, Goldman Sachs (1997-December 2001).

Assistant Secretary - Goldman Sachs Mutual Fund Complex (registered investment companies).

Danny Burke 32 Old Slip New York, NY 10005 Age: 41	Assistant Secretary	Since 2001	Vice President, Goldman Sachs (1987-Present). Assistant Secretary - Goldman Sachs Mutual Fund Complex (registered investment companies).

Officers of the Trust
Position(s)
	Held	Term of Office and
Name, Age	With the	Length of	Principal Occupation(s)
And Address	Trust	Time Served[1]	During Past 5 Years
Elizabeth D. Anderson 32 Old Slip New York, NY 10005 Age: 34	Assistant Secretary	Since 1997	Managing Director, Goldman Sachs (December 2002 - Present); Vice President, Goldman Sachs (1997-December 2002) and Fund Manager, GSAM (April 1996-Present).

Assistant Secretary - Goldman Sachs Mutual Fund Complex (registered investment companies).

Amy E. Curran One New York Plaza 37th Floor New York, NY 10004 Age: 34	Assistant Secretary	Since 1999	Vice President, Goldman Sachs (June 1999-Present); Assistant General Counsel, Goldman Sachs (2000-Present); Counsel, Goldman Sachs (1998-2000); and Associate, Dechert Price & Rhoads (law firm) (September 1996-1998).

Assistant Secretary - Goldman Sachs Mutual Fund Complex (registered investment companies).

1 Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

     The Board of Trustees has established six standing committees in connection with their governance of the Portfolios – Audit, Governance and Nominating, Executive, Valuation, Dividend and Schedule E.

     The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees a firm of independent certified public auditors to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee held three meetings during the fiscal year ended December 31, 2003.

     The Governance and Nominating Committee has been established to: (1) assist the Board of Trustees in matters involving mutual fund governance and industry practices; (2) select and nominate candidates for appointment or election to serve as Trustees who are not “interested persons” of the Trust or its investment adviser or distributor (as defined by the Act); and (3) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held six meetings during the fiscal year ended December 31, 2003. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Portfolios’ Prospectuses and should be directed to the attention of Goldman Sachs Trust Governance and Nominating Committee.

     The Executive Committee has the power to conduct the current and ordinary business of the Trust and to exercise powers of the Board of Trustees when the Board is not in session. Ms. Uniacke serves on the Executive Committee. The Executive Committee did not meet during the fiscal year ended December 31, 2003.

     The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Trust’s Funds in accordance with the Trust’s Valuation Procedures. Mr. Shuch and Ms. Uniacke serve on the Valuation Committee. During the fiscal year ended December 31, 2003, the Valuation Committee held 21 meetings.

     The Dividend Committee is authorized, subject to the ratification of Trustees who are not members of the committee, to declare dividends and capital gain distributions consistent with each Fund’s Prospectus. Currently, the sole member of the Trust’s Dividend Committee is Ms. Uniacke. During the fiscal year ended December 31, 2003, the Dividend Committee held three meetings with respect to the Portfolios included in this Additional Statement.

     The Schedule E Committee is authorized to address potential conflicts of interest regulated by the National Association of Securities Dealers, Inc (“NASD”). Currently, the Independent Trustees are alternate members of this committee. The Schedule E Committee did not meet during the fiscal year ended December 31, 2003.

Trustee Ownership of Fund Shares

     The following table shows the dollar range of shares beneficially owned by each Trustee in the Portfolios and other portfolios of the Trust and Goldman Sachs Variable Insurance Trust.

Aggregate Dollar Range of
Equity Securities in All
	Dollar Range of	Portfolios in Fund Complex
Name of Trustee	Equity Securities in the Portfolios[1]	Overseen By Trustee[2]
Ashok N. Bakhru	None	over $100,000
Gary D. Black[3]	None	None
John P. Coblentz, Jr. [4]	None	None
Patrick T. Harker	None	Over $100,000
James McNamara	None	$10,000 - $50,000
Mary P. McPherson	None	Over $100,000
Alan A. Shuch	None	Over $100,000
Wilma J. Smelcer	None	$50,001 - $100,000
Richard P. Strubel	None	Over $100,000
Kaysie P. Uniacke	None	Over $100,000

[1]	Includes the value of shares beneficially owned by each Trustee in each Portfolio described in this Additional Statement as of December 31, 2003.

[2]	Includes the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2003, the Trust consisted of 58 portfolios, including the Portfolios described in this Additional Statement, and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.

[3]	Mr. Black resigned from the Boards of Trustees of the Trust and Goldman Sachs Variable Trust in April 2004.

[4]	Mr. Coblentz was appointed to the Boards of Trustees of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust as of October 30, 2003.

     As of April 1, 2004, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each Portfolio.

Board Compensation

     The Trust pays each Independent Trustee an annual fee for his or her services as a Trustee of the Trust, plus an additional fee for each regular and special telephonic Board meeting, Governance and Nominating Committee meeting and Audit Committee meeting attended by such Trustee. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. The Trust may also pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

     The following table sets forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended December 31, 2003:

	Aggregate	Pension or Retirement	Total Compensation
	Compensation	Benefits Accrued as	From Fund Complex
	from the	Part of the Trust’s	(including the
Name of Trustee	Portfolios	Expenses	Portfolios)[2]
Ashok N. Bakhru[1]	$11,159	$—	$171,000
Gary D. Black[3]	—	—	—
John P. Coblentz, Jr.[4]	—	—	—
Patrick T. Harker	8,196	—	126,000
James McNamara	—	—	—
Mary P. McPherson	8,196	—	126,000
Alan A. Shuch	—	—	—
Wilma J. Smelcer	8,196	—	126,000
Richard P. Strubel	8,196	—	126,000
Kaysie P. Uniacke	—	—	—

[1]	Includes compensation as Board Chairman.

[2]	The Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. The Trust consisted of 58 portfolios and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios as of December 31, 2003.

[3]	Mr. Black resigned from the Boards of Trustees of the Trust and Goldman Sachs Variable Trust in April 2004.

[4]	Mr. Coblentz was appointed to the Boards of Trustees of the Trust and Goldman Sachs Variable Insurance Trust as of October 30, 2003.

Miscellaneous

     Class A Shares of the Portfolios may be sold at net asset value without payment of any sales charge to Goldman Sachs, its affiliates and their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of the above individuals. These and the Portfolios’ other sales load waivers are due to the nature of the investors and/or the reduced sales effort and expense that are needed to obtain such investments.

     The Trust, its investment advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Portfolios or the Underlying Funds.

INVESTMENT ADVISERS

     As stated in the Portfolios’ Prospectuses, Goldman Sachs Asset Management, L.P. (“GSAM”), 32 Old Slip, New York, New York 10005, serves as Investment Adviser to the Portfolios and to each Underlying Fund. GSAM is a subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Prior to the end of April, 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman Sachs served as the investment adviser to the Portfolios and to each Underlying Fund except that Goldman Sachs Funds Management, L.P. (subsequently renamed Goldman Sachs Asset Management, L.P.) served as investment adviser to the Short Duration Government Fund. On or about April 26, 2003, GSAM assumed investment advisory responsibilities for the Portfolios and the Underlying Funds that had been advised by Goldman Sachs Asset Management. Goldman Sachs Asset Management International (“GSAMI”), Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, an affiliate of Goldman Sachs, serves as investment adviser to the Emerging Markets Equity and Global Income Funds. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business. See “Service Provides” in the Portfolios’ Prospectuses for a description of the Investment Adviser’s duties to the Portfolios.

     Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs also is among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24-hours a day. The firm is headquartered in New York and has offices throughout the United States and in Bangkok, Beijing, Buenos Aires, Calgary, Dublin, Frankfurt, Geneva, George Town, Hong Kong, Johannesburg, London, Madrid, Mexico City, Milan, Moscow, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Stockholm, Sydney, Taipei, Tokyo, Toronto, and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Portfolios and Underlying Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Portfolio’s and Fund’s name for as long as a Portfolio’s or Fund’s Management Agreement is in effect.

     The Underlying Funds’ investment advisers are able to draw on the substantial research and market expertise of Goldman Sachs whose investment research effort is one of the largest in the industry. The Goldman Sachs Global Investment Research Department covers approximately 2,400 companies, over 50 economies and over 25 markets. The in-depth information and analyses generated by Goldman Sachs’ research analysts are available to the investment advisers.

     For more than a decade, Goldman Sachs has been among the top-ranked firms in Institutional Investor’s annual “All-America Research Team” survey. In addition, many of Goldman Sachs’ economists, securities analysts, portfolio strategists and credit analysts have consistently been highly ranked in respected industry surveys conducted in the United States and abroad. Goldman Sachs is also among the leading investment firms using quantitative analytics to structure and evaluate portfolios.

     In managing the Underlying Funds, the Underlying Funds’ investment advisers have access to Goldman Sachs’ economics research. The Economics Research Department, based in London, conducts economic, financial and currency markets research which analyzes economic trends and interest and exchange rate movements worldwide. The Economics Research Department tracks factors such as inflation and money supply figures, balance of trade figures, economic growth, commodity prices, monetary and fiscal policies, and political events that can influence interest rates and currency trends. The success of Goldman Sachs’ international research team has brought wide recognition to its members. The team has earned top rankings in various external surveys such as Extel, Institutional Investor, and Reuters. These rankings acknowledge the achievements of the firm’s economists, strategists and equity analysts.

     In structuring Short Duration Government Fund’s securities portfolio, the Fund’s investment adviser will review the existing overall economic and mortgage market trends. The investment adviser will then study yield spreads, the implied volatility and the shape of the yield curve. The investment adviser will then apply this analysis to a list of eligible securities that meet the Fund’s investment guideline.

     With respect to Short Duration Government Fund, Core Fixed Income Fund and High Yield Fund, the applicable investment advisers expect to utilize Goldman Sachs’ sophisticated option-adjusted analytics to help make strategic asset allocations within the markets for U.S. government, Mortgage-Backed and other securities and to employ this technology periodically to re-evaluate the Funds’ investments as market conditions change. Goldman Sachs has also developed a prepayment model designed to estimate mortgage prepayments and cash flows under different interest rate scenarios. Because a Mortgage-Backed Security incorporates the borrower’s right to prepay the mortgage, the investment advisers use a sophisticated option-adjusted spread (OAS) model to measure expected returns. A security’s OAS is a function of the level and shape of the yield curve, volatility and the particular investment adviser’s expectation of how a change in interest rates will affect prepayment levels. Since the OAS model assumes a relationship between prepayments and interest rates, the investment advisers consider it a better way to measure a security’s expected return and absolute and relative values than yield to maturity. In using OAS technology, the investment advisers will first evaluate the absolute level of a security’s OAS and consider its liquidity and its interest rate, volatility and prepayment sensitivity. The investment advisers will then analyze its value relative to alternative investments and to its own investments. The investment advisers will also measure a security’s interest rate risk by computing an option adjusted duration (OAD). The investment advisers believe a security’s OAD is a better measurement of its price sensitivity than cash flow duration, which systematically misstates portfolio duration. The investment advisers also evaluate returns for different mortgage market sectors and evaluates the credit risk of individual securities. This sophisticated technical analysis allows the investment advisers to develop portfolio and trading strategies using Mortgage-Backed Securities that are believed to be superior investments on a risk-adjusted basis and which provide the flexibility to meet the respective Funds’ duration targets and cash flow pattern requirements.

     Because the OAS is adjusted for the differing characteristics of the underlying securities, the OAS of different Mortgage-Backed Securities can be compared directly as an indication of their relative value in the market. The investment advisers also expect to use OAS-based pricing methods to calculate projected security returns under different, discrete interest rate scenarios, and Goldman Sachs’ proprietary prepayment model to generate yield estimates under these scenarios. The OAS, scenario returns, expected returns, and yields of securities in the mortgage market can be combined and analyzed in an optimal risk-return matching framework.

     The investment advisers will use OAS analytics to choose what they believe is an appropriate portfolio of investments for an Underlying Fund from a universe of eligible investments. In connection with initial portfolio selections, in addition to using OAS analytics as an aid to meeting each Fund’s particular composition and performance targets, the investment advisers will also take into account important market criteria like the available supply and relative liquidity of various mortgage securities in structuring the portfolio.

     The Underlying Funds’ investment advisers also expect to use OAS analytics to evaluate the mortgage market on an ongoing basis. Changes in the relative value of various Mortgage-Backed Securities could suggest tactical trading opportunities for the Underlying Funds. The investment advisers will have access to both current market analysis as well as historical information on the relative value relationships among different Mortgage-Backed Securities. Current market analysis and historical information is available in the Goldman Sachs database for most actively traded Mortgage-Backed Securities.

     Goldman Sachs has agreed to provide the Underlying Funds’ investment advisers, on a non-exclusive basis, use of its mortgage prepayment model, OAS model and any other proprietary services which it now has or may develop, to the extent such services are made available to other similar customers. Use of these services by the Underlying Funds’ investment advisers with respect to an Underlying Fund does not preclude Goldman Sachs from providing these services to third parties or using such services as a basis for trading for its own account or the account of others.

     The fixed-income research capabilities of Goldman Sachs available to the Underlying Funds’ investment advisers include the Goldman Sachs Fixed-Income Research Department and the Credit Department. The Fixed-Income Research Department monitors developments in U.S. and foreign fixed-income markets, assesses the outlooks for various sectors of the markets and provides relative value comparisons, as well as analyzes trading opportunities within and across market sectors. The Fixed-Income Research Department is at the forefront in developing and using computer-based tools for analyzing fixed-income securities and markets, developing new fixed-income products and structuring portfolio strategies for investment policy and tactical asset allocation decisions. The Credit Department tracks specific governments, regions and industries and from time to time may review the credit quality of an Underlying Fund’s investments.

     In allocating assets among foreign countries and currencies for the Underlying Funds which can invest in foreign securities, the Underlying Funds’ investment advisers will have access to the

Global Asset Allocation Model. The model is based on the observation that the prices of all financial assets, including foreign currencies, will adjust until investors globally are comfortable holding the pool of outstanding assets. Using the model, the investment advisers will estimate the total returns from each currency sector which are consistent with the average investor holding a portfolio equal to the market capitalization of the financial assets among those currency sectors. These estimated equilibrium returns are then combined with the expectations of Goldman Sachs’ research professionals to produce an optimal currency and asset allocation for the level of risk suitable for an Underlying Fund given its investment objectives and criteria.

     The Management Agreements for the Portfolios and the Underlying Funds provide that their investment advisers (and their affiliates) may render similar services to others as long as the services provided by them thereunder are not impaired thereby.

     The Portfolios’ Management Agreement was most recently approved by the Trustees, including a majority of the Trustees who are not parties to the management agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on February 4, 2004. At that meeting the Board of Trustees reviewed the written and oral presentations provided by the Investment Adviser in connection with the Trustees’ consideration of the Management Agreement. The Trustees also reviewed, with the advice of legal counsel, their responsibilities under applicable law. At the meeting held on February 4, 2004, the Trustees considered, in particular, restructuring of the Investment Adviser and the assumption of investment advisory responsibilities by Goldman Sachs Asset Management, L.P., including the assurances that the same personnel and resources would be committed to the management of the Funds. The Trustees also considered, in particular, the regulatory settlement that had been reached by Goldman Sachs regarding investment bank and research department conflicts of interest. The Trustees considered, in particular, the Portfolios’ respective management fee rates; the Portfolios’ respective operating expense ratios; the Investment Adviser’s current and prospective fee waivers and expense reimbursements for the respective Portfolios and pricing philosophy; and the investment performance of the Portfolios for the prior year and longer time periods. The information on these matters was also compared to similar information for other mutual funds. In addition, the Trustees considered the Portfolios’ management fee structures in comparison to the structures used by other mutual funds; the revenues received by the Investment Adviser and its affiliates from the Portfolios for its investment management services and for other non-investment management services, and its expenses in providing such services; the brokerage and research services received in connection with the placement of brokerage transactions for the Portfolios; and the Portfolios’ asset levels and possible economies of scale. The Trustees also considered the personnel and resources of the Investment Adviser, the overall nature and quality of the Investment Adviser’s services and the specific provisions of the Management Agreement. After consideration of the Investment Adviser’s presentations, the Non-Interested Trustees discussed at greater length in executive session the fairness and reasonableness of the Management Agreement to the Portfolios and their shareholders, including the trends in expense levels and investment performance, and concluded that the Management Agreement should be reapproved and continued in the interests of the Portfolios and their shareholders. These arrangements were approved by the sole shareholder of the Balanced Strategy, Growth and Income Strategy, Growth Strategy and Aggressive Growth Strategy Portfolios on January 1, 1998. The Management Agreement will remain in effect until June 30, 2004 and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of such Portfolio or a majority of the Trustees, and

(ii) the vote of a majority of the non-interested Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement will terminate automatically with respect to a Portfolio if assigned (as defined in the Act) and is terminable at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the affected Portfolio on 60 days’ written notice to the Investment Adviser and by the Investment Adviser on 60 days’ written notice to the Trust.

     Under the Management Agreement, the Investment Adviser also: (i) supervises all non-advisory operations of each Portfolio; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of each Portfolio; (iii) arranges for at each Portfolio’s expense (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains each Portfolio’s records; and (v) provides office space and all necessary office equipment and services.

     Pursuant to the Management Agreement, the Investment Advisers are entitled to receive the fees set forth below, payable monthly, based on such Portfolio’s average daily net assets. In addition, as of the date of this Additional Statement the Investment Advisers are voluntarily limiting their management fees for the Portfolios to the annual rates listed below:

	Management Fee	Management Fee
Portfolio	With Limitations	Without Limitations
Balanced Strategy	0.15%	0.35%
Growth and Income Strategy	0.15%	0.35%
Growth Strategy	0.15%	0.35%
Aggressive Growth Strategy	0.15%	0.35%

     GSAM may discontinue or modify the above limitations in the future at its discretion.

     The fees paid by the Portfolios for services rendered pursuant to the Management Agreement were as follows (with and without the fee limitations that were then in effect) for the fiscal years ended December 31:

	2003		2002		2001
	With Fee	Without Fee	With Fee	Without Fee	With Fee	Without Fee
	Limitations	Limitations	Limitations	Limitations	Limitations	Limitations
Balanced Strategy	$148,152	$345,689	$130,616	$304,772	$117,631	$274,472
Growth and Income Strategy	365,088	851,877	389,560	908,975	491,727	1,147,362
Growth Strategy	275,100	641,899	306,391	714,913	388,329	906,100
Aggressive Growth Strategy	140,715	328,335	146,180	341,088	182,432	425,674

Distributor and Transfer Agent

     Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive Distributor of shares of the Portfolios pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Portfolio. Shares of the Portfolios are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Portfolios’ Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain investment dealers and financial service firms (the “Authorized Dealers”) to solicit subscriptions for Class A, Class B and Class C Shares of each of the Portfolios that offer such classes of shares. Goldman Sachs receives a portion of the sales load imposed on the sale, in the case of Class A Shares, or redemption in the case of Class B and Class C Shares (and in certain cases, Class A Shares), of such Portfolio shares.

     Goldman Sachs retained approximately the following commissions on sales of Class A, Class B and Class C Shares during the fiscal years ended December 31:

	2003	2002	2001
Balanced Strategy	$31,700	$13,500	$8,000
Growth and Income Strategy	58,700	20,100	24,000
Growth Strategy	31,500	26,300	41,000
Aggressive Growth Strategy	11,400	18,100	33,000

     Goldman Sachs, 4900 Sears Tower, Chicago, IL 60606, also serves as the Portfolios’ transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Portfolio to: (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant subcustodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax-related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.04% of average daily net assets with respect to each Portfolio’s Institutional and Service Shares and 0.19% of average daily net assets with respect to each Portfolio’s Class A, Class B and Class C Shares (less transfer agency expenses borne by a share class).

     As compensation for the services rendered to the Portfolios by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs is entitled to receive fees from each Portfolio as stated in the Prospectuses. For the fiscal years ended December 31, 2003, 2002 and 2001, the amounts paid to Goldman Sachs by each Portfolio were as follows under the schedules then in effect:

	2003	2002	2001
Balanced Strategy
Class A Shares	$54,830	$49,614	$60,864
Class B Shares	42,408	42,852	48,337
Class C Shares	28,527	27,330	33,997
Institutional Shares	12,389	9,185	895
Service Shares	642	426	326
Growth and Income Strategy
Class A Shares	215,123	222,864	262,708
Class B Shares	126,845	147,956	191,260
Class C Shares	105,059	105,719	131,402
Institutional Shares	2,543	2,873	7,251
Service Shares	704	686	640
Growth Strategy
Class A Shares	144,398	157,106	194,903
Class B Shares	110,775	130,556	173,629
Class C Shares	83,614	88,211	110,712
Institutional Shares	1,605	2,208	2,335
Service Shares	432	365	326
Aggressive Growth Strategy
Class A Shares	83,650	81,011	95,362
Class B Shares	40,765	48,954	64,056
Class C Shares	45,676	43,785	56,275
Institutional Shares	1,662	2,346	3,180
Service Shares	54	56	59

     The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Portfolios are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.

Expenses

     The Trust, on behalf of each Portfolio, is responsible for the payment of each Portfolio’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, service fees and shareholder administration fees paid to Service Organizations, the fees and expenses payable to the Trust’s custodian and subcustodians, transfer agent fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Portfolios, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs and its affiliates with respect to the Trust), expenses of preparing and setting in type Prospectuses, Additional Statements, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by a Portfolio pursuant to its distribution and service plans, compensation and expenses of its “non-interested” Trustees, the fees and expenses at of pricing services and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan, or distribution and service plan applicable to a particular class and transfer agency fees, all Portfolio expenses are borne on a non-class specific basis.

     The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Portfolio or Underlying Fund, which would have the effect of lowering that Portfolio or Underlying Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

     As of the date of this Additional Statement, the Investment Adviser has voluntarily agreed to reduce or limit certain “Other Expenses” (excluding management, transfer agency fees and expenses, service fees, shareholder administration fees, interest, brokerage fees, and litigation, indemnification, shareholder meeting and other extraordinary expenses) for the Portfolios to the extent such expenses exceed the percentage (rounded) of the average daily net assets specified in the Portfolios’ Prospectuses. Such reductions or limits, if any, are calculated monthly on a cumulative basis and may be discontinued or modified by the Investment Adviser in its discretion at any time.

     The amounts of certain “Other Expenses” of each Portfolio then in existence that were reduced or otherwise limited were as follows under the expense limitations that were then in effect for the fiscal years ended December 31:

	2003	2002	2001
Balanced Strategy	$222,377	$261,003	$205,937
Growth and Income Strategy	225,157	261,944	209,355
Growth Strategy	221,453	257,903	221,252
Aggressive Growth Strategy	212,742	257,984	212,928

     Fees and expenses borne by the Portfolios relating to legal counsel, registering shares of a Portfolio, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Portfolio may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by a Portfolio’s custodian.

Reimbursement

For the fiscal years ended December 31, 2003, 2002 and 2001, the total amounts of management fees and certain “Other Expenses” of each Portfolio then in existence that were reduced or otherwise limited were as follows under the expense limitations that were then in effect:

	2003	2002	2001
Balanced Strategy	$419,914	$435,158	$362,778
Growth and Income Strategy	711,946	781,359	864,989
Growth Strategy	588,252	666,425	739,023
Aggressive Growth Strategy	400,362	452,892	456,171

Custodian and Sub-Custodians

     State Street, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the Trust’s portfolio securities and cash. State Street also maintains the Trust’s accounting records. State Street may appoint domestic and foreign sub-custodians and use depositories from time to time to hold certain securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.

Independent Auditors

     Ernst & Young LLP, independent auditors, 5 Times Square, New York, New York 10036, have been selected as independent auditors of the Portfolios of the Trust for the fiscal year ending December 31, 2004. In addition to audit services, Ernst & Young LLP will prepare the Portfolios’ Federal and state tax returns, and will provide advice and assistance on accounting, internal control and related matters. The data set forth under “Financial Highlights” in the Portfolios’ Prospectuses for the fiscal years ended on December 31, 2002, 2001 and 2000, were audited by PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. Previous to PricewaterhouseCoopers LLP, the data set forth under “Financial Highlights” in the Portfolios’ Prospectuses for the fiscal year ended December 31, 1999, were audited by other independent auditors who have ceased operations.

POTENTIAL CONFLICTS OF INTEREST

     Goldman Sachs is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization. As a result, The Goldman Sachs Group, Inc., the asset management division of Goldman Sachs, the Investment Adviser, and their affiliates, directors, partners, trustees, managers, members, officers and employees (collectively, for purposes of this “Potential Conflicts of Interest” section, “Goldman Sachs”), including those who may be involved in the investment activities and business operations of the Portfolios and Underlying Funds, are engaged in businesses and have interests other than that of managing the Portfolios and Underlying Funds. These activities and interests include potential multiple advisory, transactional and financial and other interests in accounts, securities, instruments and companies that may be directly or indirectly purchased or sold by the Portfolios and Underlying Funds and their service providers chosen to provide services to the Portfolios and Underlying Funds. These are considerations of which investors in the Portfolios and Underlying Funds should be aware, and which may cause conflicts that could disadvantage the Portfolios and Underlying Funds.

     Present and future activities of Goldman Sachs in addition to those described in this “Potential Conflicts of Interest” section may give rise to additional conflicts of interest.

Certain Activities and Interests of Goldman Sachs and Clients

     Goldman Sachs is a major participant in global financial markets. As such, it acts as an investor, investment banker, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal in the global fixed income, currency, commodity, equity and other markets in which the Underlying Funds directly and indirectly invest. Thus, it is likely that the Underlying Funds will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. In addition, it is likely that the Underlying Funds will undertake transactions in securities in which Goldman Sachs makes a market or otherwise has direct or indirect interests. The Underlying Funds’ investment advisers make decisions in accordance with their obligations as investment advisers. However, Goldman Sachs’ other activities may have a negative effect on the Underlying Funds, and as a result, the Portfolios.

     Goldman Sachs may give advice, and take action, with respect to any current or future client or proprietary or other accounts, including accounts that may provide greater fees or other compensation to Goldman Sachs or the Investment Adviser or in which Goldman Sachs personnel, including personnel of the Investment Adviser have an interest, that may compete or conflict with the advice given to the Portfolios and/or Underlying Funds, or may involve a different timing or nature of action taken than with respect to the Portfolios and/or Underlying Funds. For example, the Underlying Funds may be competing for investment opportunities with Goldman Sachs, or with other current or future accounts or funds that may provide higher fees or other compensation to Goldman Sachs or the Investment Adviser, or with funds in which Goldman Sachs personnel, including personnel of the Investment Adviser, invest. Goldman Sachs and its clients (including other accounts or funds that may provide greater fees or other compensation to Goldman Sachs or the Investment Adviser or in which Goldman Sachs personnel, including personnel of the Investment Adviser, have an interest) may buy or sell the securities of issuers while an Underlying Fund is undertaking the same or a differing, including, potentially opposite, strategy, which could increase the cost of that strategy to the Underlying Fund or otherwise disadvantage the Underlying Fund and/or the Portfolios. For example, an Underlying Fund may buy a security and Goldman Sachs or its clients (including other advisory accounts of the Investment Adviser) may establish a short position in the same security. That subsequent short sale may result in impairment of the price of the security which the Underlying Fund holds. Conversely, the Underlying Fund may establish a short position in a security and Goldman Sachs or its clients (including other advisory accounts of the Investment Adviser) may buy that same security. That subsequent purchase may result in impairment of the price of the short sale position which the Underlying Fund holds. In addition, transactions in investments by one or more accounts, clients and Goldman Sachs may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of other accounts, particularly, but not limited to, in small capitalization, emerging market or less liquid strategies.

     In addition, conflicts may arise because portfolio decisions regarding a Portfolio or an Underlying Fund may benefit other accounts or funds, including accounts or funds that may provide greater fees or other compensation to Goldman Sachs or the Investment Adviser than provided by the Portfolio or Underlying Fund, or accounts or funds in which Goldman Sachs personnel, including personnel of the Investment Adviser, have an interest. For example, the sale of a long position or establishment of a short position by an Underlying Fund may impair the price of the same security sold short by (and therefore accrue to the benefit of) another account or fund, and the purchase of a security or covering of a short position in a security by an Underlying Fund may increase the price of the same security held by (and therefore accrue to the benefit of) another account or fund.

     The directors, partners, trustees, managers, members, officers and employees of Goldman Sachs may buy and sell securities or other investments for their own accounts (including through funds managed by Goldman Sachs). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than positions taken for the Underlying Funds. To lessen the possibility that an Underlying Fund will be materially adversely affected by the personal trading described above, each of the Underlying Funds’ and Goldman Sachs, as the Underlying Funds’ investment adviser and distributor, has adopted a code of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Underlying Funds’ portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.

     Goldman Sachs and its clients may pursue or enforce rights with respect to an issuer in which an Underlying Fund has invested, and those activities may have an adverse effect on the Underlying Funds and as a result, the Portfolios. Prices, availability, liquidity and terms of Underlying Fund investments may be negatively impacted by Goldman Sachs and its clients’ activities, and transactions for the Underlying Funds may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case. The results of the investment activities of the Underlying Funds may differ significantly from the results achieved by Goldman Sachs for its proprietary accounts or accounts managed by it and from the results achieved by the Underlying Funds’ investment advisers for other advised accounts. In addition, other client transactions may also adversely impact the Underlying Funds. Subject to applicable law, clients of the Portfolios’ Investment Adviser may also have, as a result of receiving client reports or otherwise, access to information regarding the Investment Adviser’s transactions or views which may affect their transactions outside of accounts controlled by the asset management division of Goldman Sachs and also negatively impact the performance of the Portfolios and Underlying Funds. Further, the Portfolios and Underlying Funds may be adversely affected by cash flows and market movements arising from purchases and redemptions of Underlying Fund shares as well as increases of capital in and withdrawals of capital from other accounts advised by Goldman Sachs or an affiliate.

     The management of the Underlying Funds by their investment advisers may benefit Goldman Sachs. For example, the Underlying Funds may, subject to applicable law, invest, directly or indirectly, in the securities of companies affiliated with Goldman Sachs or in which Goldman Sachs has an equity, debt or other interest. Subject to applicable law, the Underlying Funds may engage in investment transactions which may result in Goldman Sachs or its clients (including other accounts or funds that may provide greater fees or other compensation to Goldman Sachs or the Investment Adviser or in which Goldman Sachs personnel, including personnel of the Investment Adviser, have an interest) being relieved of obligations or otherwise divesting of an investment. The purchase, holding and sale of investments by the Underlying Funds may enhance the profitability of Goldman Sachs’ own investments in and its activities with respect to such companies.

     When Goldman Sachs acts as broker, dealer, agent, lender, advisor or in other commercial capacities for the Underlying Funds, it is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by Goldman Sachs will be commercially reasonable, although Goldman Sachs will have an interest in obtaining fees and other amounts, which are favorable to Goldman Sachs. In such circumstances, Goldman Sachs will be entitled to retain all such fees and other amounts and no fees or other compensation payable by the Underlying Funds will be reduced thereby. When Goldman Sachs acts as broker, dealer, agent, lender, advisor or in other commercial capacities for the Underlying Funds, it may take commercial steps in its own interests, which may have an adverse effect on the Portfolios and Underlying Funds. In addition, when Goldman Sachs acts in such capacities, its representatives may be in possession of information not available to others, including the Investment Adviser and such representatives may act on the basis of such information. These actions may have adverse effects on the Portfolios and Underlying Funds. When acting in such capacity, Goldman Sachs is under no obligation to disseminate such information to the Investment Adviser or to others. Subject to applicable law, Goldman Sachs may from time to time in-source or outsource certain processes or functions in connection with a variety of services to the Portfolios and Underlying Funds in investment management and administrative capacities.

     Goldman Sachs, and its sales personnel and other dealers, have interests in promoting sales of the Portfolios and Underlying Funds. The remuneration and profitability of activity relating to sales of Portfolio and Underlying Fund shares may be greater than that of other products. Further, Goldman Sachs may have business relationships with, and purchase, or distribute or sell services or products from or to, dealers, consultants and others who recommend, sell, or have interests or relationships associated with sales or recommendations of Portfolio and Underlying Fund shares or portfolio transactions for the Portfolios and Underlying Funds. In addition, Goldman Sachs employees, including employees of the Investment Adviser, may have board or advisory relationships with issuers, dealers, consultants and charitable organizations which may own or which may recommend or sell shares of the Portfolios and Underlying Funds or portfolio transactions for the Underlying Funds. As a result, those persons and institutions may have conflicts associated with the promotion of Portfolio and

Underlying Fund shares and portfolio investment-related matters that would create incentives for them to promote such sales or raise other conflicts.

Certain Regulatory Matters

     From time to time, the activities of a Portfolio and Underlying Fund may be restricted because of regulatory requirements applicable to Goldman Sachs and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. An investment fund not affiliated with Goldman Sachs would not be subject to some of those considerations in relation to transactions with Goldman Sachs. There may be periods when the Underlying Funds’ investment advisers may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which Goldman Sachs is performing investment banking, market making or other services or has proprietary positions. For example, when Goldman Sachs is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Underlying Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if Goldman Sachs personnel serve as directors of companies the securities of which the Underlying Funds wish to purchase or sell. However, if permitted by applicable law, the Underlying Funds may purchase investments that are issued, or the subject of an underwriting, distribution, or advisory assignment by Goldman Sachs, or in cases in which Goldman Sachs-related personnel are directors or officers of the issuer.

     The investment activities of Goldman Sachs for proprietary accounts and accounts and funds under their management may also limit the investment opportunities for, or rights of, the Underlying Funds including in certain regulated industries, emerging markets and in certain futures and derivative transactions where restrictions may be imposed upon the aggregate amount of investment by affiliated investors. The Underlying Funds’ investment advisers may restrict or limit transactions or exercise of rights for such Underlying Funds, or limit the amount of voting securities purchased for the Underlying Funds, which may limit positions or restrict the Underlying Funds from voting in situations in which the Underlying Funds have an interest, in order to avoid circumstances which, in the view of the Underlying Funds’ investment advisers, would require aggregation of the Underlying Funds’ positions with investments of Goldman Sachs that would approach or exceed certain ownership thresholds.

     To the extent permitted by applicable law, the Underlying Funds’ investment advisers may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments on behalf of the Underlying Funds in which Goldman Sachs, acting as principal or on a proprietary basis for its customers, serves as the counterparty. The Underlying Funds may also enter into cross transactions in which Goldman Sachs acts on behalf of the Funds and for the other party to the transaction. Goldman Sachs may have a potentially conflicting division of responsibilities to both parties to a cross transaction. The Underlying Funds will only consider engaging in a principal or cross transaction with Goldman Sachs or its affiliates to the extent permitted by applicable law. The Underlying Funds’ investment advisers will, to the extent required by law, obtain necessary consents prior to entering into such transactions.

     From time to time, Goldman Sachs may come into possession of material, non-public information or other information that could limit the ability of the Underlying Funds to buy and sell investments. The Underlying Funds’ investment flexibility may be constrained as a consequence. In making investment decisions for an Underlying Fund, the Underlying Funds’ investment advisers are not permitted to obtain or use material non-public information acquired by any division, department or affiliate of Goldman Sachs in the course of their activities.

Other Investment Management-Related Activities

     The Underlying Funds’ investment advisers will allocate investment opportunities and make purchase and sale decisions among the Underlying Funds and other funds and accounts of Goldman Sachs (which may include other funds and accounts for which Goldman Sachs may receive greater performance-based or other compensation than they received from the Underlying Funds, or in which Goldman Sachs, its affiliates and/or personnel may have a beneficial interest) managed by it in a reasonable and equitable manner, as determined in its sole discretion. The Underlying Funds’ investment advisers may determine that an investment opportunity or particular purchases or sales are appropriate for one or more funds or accounts, including funds or accounts in which performance-based or other compensation received by Goldman Sachs is greater than that received from the Underlying Funds or in which investment personnel or other employees of Goldman Sachs or the Investment Adviser have an interest, or for itself or an affiliate, but not for the Underlying Funds, or is appropriate for, or available to, the Underlying Funds but in different sizes, terms or timing than is appropriate for others. Although allocating orders among funds or accounts that pay greater performance-based or other compensation to Goldman Sachs than do the Underlying Funds or in which investment personnel or other employees of Goldman Sachs or the Investment Adviser have an interest may create a potential conflict of interest, the Underlying Funds’ investment advisers will not make allocation decisions based on such fees and compensation. The amount, timing, structuring or terms of an investment by the Underlying Funds may differ from, and performance may be lower than, investments and performance of other funds or accounts or the interests of Goldman Sachs and its personnel, including funds or accounts with greater performance-based or other compensation paid to Goldman Sachs or in which investment personnel or other employees of Goldman Sachs or the Investment Adviser have an interest.

     Purchases and sales of securities for the account of the Underlying Funds may be bunched or aggregated with orders for other accounts of Goldman Sachs, including other investment accounts (including those in which Goldman Sachs or its personnel have a beneficial interest). Because of the prevailing trading activity, it is frequently not possible to receive the same price or execution on the entire volume of securities sold. When this occurs, the various prices may be averaged which may be disadvantageous to the Underlying Funds.

     The Underlying Funds and their investment advisers or their affiliates or personnel may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliates of the Investment Adviser) may provide to the Underlying Funds or one or more other funds or accounts managed by Goldman Sachs. Such products and services may disproportionately benefit other funds or accounts of Goldman Sachs relative to the Underlying Funds based on the amount of brokerage commissions paid by the Underlying Funds and such other funds or accounts.

     To the extent permitted by applicable law, the Portfolios and Underlying Funds may invest all or some of their short term cash investments in any money market fund advised or managed by Goldman Sachs, and may invest in other investment funds advised or managed by Goldman Sachs. In addition, subject to applicable law, Goldman Sachs may keep any fees accruing to it in connection with any such investments, and the fees or allocations from the Portfolios and Underlying Funds will not be reduced thereby (i.e., there could be “double fees” involved in making any such investment, which would not arise in connection with a Shareholder’s direct purchase of underlying investments).

     Goldman Sachs may create, write, sell or issue, or act as placement agent or distributor of, derivative instruments with respect to which the underlying securities, currencies or instruments may be those in which the Underlying Funds invest or which may be based on the performance of the Underlying Funds. Goldman Sachs (including its personnel or funds or accounts managed by Goldman Sachs or in which Goldman Sachs has a proprietary interest) may, from time to time, invest in the Underlying Funds but reserves the right to redeem some or all of its investment at any time. These investments and redemptions will be made without notice to the shareholders. These derivative related activities, as well as such investment and redemption activities may have an adverse effect on the Underlying Funds’ investment management, flexibility, diversification strategies and on the amount of fees, expenses and other costs incurred directly or indirectly through an Underlying Fund by the shareholders.

     The Underlying Funds will be required to establish business relationships with their counterparties based on the Underlying Funds’ own credit standing. Neither Goldman Sachs nor the Underlying Funds’ investment advisers or any of their affiliates will have any obligation to allow their credit to be used in connection with the Underlying Funds’ establishment of their business relationships, nor is it expected that the Underlying Funds’ counterparties will rely on the credit of such entities in evaluating the Underlying Funds’ creditworthiness. In addition, the Underlying Funds, when their investment advisers deem it appropriate, may, to the extent permitted by applicable law, borrow funds from Goldman Sachs or its affiliates, at rates and on other terms arranged with Goldman Sachs.

     Subject to applicable law, in connection with its management of the Underlying Funds, their investment advisers may utilize investment policy advisors or a committee which may include personnel of Goldman Sachs or of unaffiliated firms. Those individuals may, as a result, obtain information regarding the Underlying Funds’ proposed investment activities which is not generally available to the public. The Underlying Funds’ investment advisers may also have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and other affiliates. The Underlying Funds’ investment advisers will not be under any obligation, however, to effect transactions on behalf of the Underlying Funds in accordance with such analysis and models. In addition, Goldman Sachs has no obligation to seek information or to make available to or share with the Underlying Funds any information, investment strategies, opportunities or ideas known to Goldman Sachs personnel or developed or used in connection with other clients or activities.

     The Portfolios’ Investment Adviser and the Underlying Funds’ investment advisers have adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions they make on behalf of advisory clients, including the Portfolios and the Underlying Funds, and to ensure that such decisions are made in accordance with such investment advisers’ fiduciary obligations to their clients. Nevertheless, notwithstanding such investment advisers’ proxy voting policies and procedures, such investment advisers’ actual proxy voting decisions may have the effect of favoring the interests of clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates, provided that such investment advisers believe such voting decision to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the section of this Additional Statement entitled “Proxy Voting.”

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Investment Adviser is responsible with respect to the Portfolios (and the particular investment adviser is responsible with respect to the Underlying Funds) for decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Increasingly, securities traded over-the-counter also involve the payment of negotiated brokerage commission. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Goldman Sachs.

     In the over-the-counter market, securities have historically traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     The portfolio transactions for the Underlying Fixed-Income Funds are generally effected at a net price without a broker’s commission (i.e., a dealer is dealing with an Underlying Fund as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates.

     In placing orders for portfolio securities of an Underlying Fund, the Underlying Funds’ investment advisers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that an investment adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Underlying Fund may pay a broker that provides brokerage and research services an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination by the Trustees that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Underlying Funds’ investment advisers generally seek reasonably competitive spreads or commissions, an Underlying Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the investment advisers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of an Underlying Fund, the investment advisers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products, including quotation equipment and computer related programs; research and advice concerning the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the investment advisers in the performance of their decision-making responsibilities.

     Such services are used by the investment advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for an Underlying Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be far larger than those of an Underlying Fund, and the services furnished by such brokers may be used by the investment advisers in providing management services for the Trust. On occasion, a broker-dealer might furnish an investment adviser with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, an investment adviser will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from the Underlying Funds or other managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by an investment adviser from its own funds.

     In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer which has sold shares of an Underlying Fund as well as shares of other investment companies or accounts managed by the Underlying Funds’ investment advisers. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Underlying Fund.

     On occasions when an Underlying Fund’s investment adviser deems the purchase or sale of a security to be in the best interest of an Underlying Fund as well as its other customers (including any other fund or other investment company or advisory account for which such investment adviser acts as investment adviser or sub-investment adviser), the investment adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Underlying Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the investment adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to such Underlying Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for an Underlying Fund.

     Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

     Subject to the above considerations, the Underlying Funds’ investment advisers may use Goldman Sachs as a broker for an Underlying Fund. In order for Goldman Sachs to effect any portfolio transactions for an Underlying Fund, the commissions, fees or other remuneration received by Goldman Sachs must be reasonable. This standard would allow Goldman Sachs to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Trustees, including a majority of the Trustees who are not “interested” Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.

NET ASSET VALUE

     In accordance with procedures adopted by the Trustees, the net asset value per share of each class of each Portfolio is calculated by determining the value of the net assets attributable to each class of that Portfolio and dividing by the number of outstanding shares of that class. All securities are valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) or such later time as the New York Stock Exchange or NASDAQ market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value other than the Portfolio’s official closing net asset value (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Portfolio may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

     In determining the net asset value of a Portfolio, the net asset value of the Underlying Funds’ shares held by the Portfolio will be their net asset value at the time of computation. Financial Square Prime Obligations Fund values all of its portfolio securities using the amortized cost valuation method pursuant to Rule 2a-7 under the Act. Portfolio securities of the other Underlying Funds for which accurate market quotations are available are valued as follows: (i) securities listed on any U.S. or foreign stock exchange or on NASDAQ will be valued at the last sale price, or official closing price, on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if closing a bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Underlying Fund’s net asset value, the securities will be valued at the last sale price or official closing price or, if not available, at the bid price at the time the net asset value is determined; (ii) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (iii) equity securities for which no prices are obtained under sections (i) or (ii) hereof, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (iv) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV, Reuters or Standard & Poor’s); (v) fixed-income securities for which accurate market quotations are not readily available are valued by the investment adviser based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e. matrix pricing); (vi) debt securities with a remaining maturity of 60 days or less are valued by the particular investment adviser at amortized cost, which the Trustees have determined to approximate fair value; and (vii) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at fair value in accordance with the valuation procedures approved by the Board of Trustees.

     The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

     Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Underlying Funds’ net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The Funds’ investments are valued based on market quotations or, in the case of foreign securities, prices provided by an independent service (if available) that are intended to reflect more accurately the value of those securities at the time the Funds’ NAV is calculated. If market quotations or independent information is not readily available, or if the Investment Adviser believes that such quotations or prices do not accurately reflect fair value, the fair value of the Funds’ investments may be otherwise determined in good faith under procedures established by the Trustees. In providing the Funds’ daily fair valuations for such securities, an independent service will take into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depository receipts, futures contracts and foreign currency exchange rates. The use of an independent service and fair valuation involve the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

     The proceeds received by each Portfolio and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio or particular series and constitute the underlying assets of that Portfolio or series. The underlying assets of each Portfolio or particular series will be segregated on the books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Portfolios and the other series of the Trust are generally allocated in proportion to the net asset values of the respective Portfolios or series except where allocations of expenses can otherwise be fairly made.

PERFORMANCE INFORMATION

     A Portfolio may from time to time quote or otherwise use total return, yield and/or distribution rate information in advertisements, shareholder reports or sales literature. Average annual total return and yield are computed pursuant to formulas specified by the SEC.

     Thirty-day yield is derived by dividing net investment income earned during the period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum public offering price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized by assuming that yield is realized each month for 12 months and is reinvested every six months. Net investment income is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

     The distribution rate for a specified period is calculated by annualizing distributions of net investment income for such period and dividing this amount by the net asset value per share or maximum public offering price on the last day of the period.

     Average annual total return (Before Taxes) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     Average annual total return (After Taxes on Distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

     Average annual total return (After Taxes on Distributions and Redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. These tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term). When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses. If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.

     Year-by-year total return and cumulative total return for a specified period are each derived by calculating the percentage rate required to make a $1,000 investment (made at the maximum public offering price with all distributions reinvested) at the beginning of such period equal to the actual total value of such investment at the end of such period.

     Total return calculations for Class A Shares reflect the effect of paying the maximum initial sales charge. Investment at a lower sales charge would result in higher performance figures. Total return calculations for Class B and Class C Shares reflect deduction of the applicable contingent deferred sales charge (“CDSC”) imposed upon redemption of Class B and Class C Shares held for the applicable period. Each Portfolio may also from time to time advertise total return on a cumulative, average, year-by-year or other basis for various specified periods by means of quotations, charts, graphs or schedules. In addition, each Portfolio may furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance information which is based on a Portfolio’s net asset value per share would be reduced if any applicable sales charge were taken into account. In addition to the above, each Portfolio may from time to time advertise its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investments for which reliable performance information is available. The Portfolios’ performance quotations do not reflect any fees charged by an Authorized Dealer, Service Organization or other financial intermediary to its customer accounts in connection with investments in the Portfolios.

     Thirty-day yield, distribution rate and average annual total return are calculated separately for each class of shares of each Portfolio. Each class of shares of each Portfolio is subject to different fees and expenses and may have different returns for the same period.

     Each Portfolio’s performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, the type of portfolio instruments acquired, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Portfolio as compared to other funds and other investment vehicles. However, the performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

     Occasionally, statistics may be used to specify Portfolio volatility or risk. Measures of volatility or risk are generally used to compare a Portfolio’s net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a Portfolio relative to the total market. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

     The table set forth below indicates the total return (capital changes plus investment of all distributions) on a hypothetical investment of $1,000 in each of the Portfolios for the periods indicated.

VALUE OF $1,000 INVESTMENT
(AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES)

					Gross
					Assuming No Voluntary
					Waiver of Fees and No
					Expense
			Net		Reimbursements

			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Portfolio	Class	Time Period	Charge*	Charge	Charge*	Charge
Balanced Strategy	A	1/1/02-12/31/03 – One Year	9.79%	16.13%	9.30%	15.65%
Balanced Strategy	A	1/2/98-12/31/03 – Five Years	2.47	3.64	1.99	3.15
Balanced Strategy	A	1/2/98-12/31/03 – Since inception	3.12	4.09	2.56	3.54
Balanced Strategy	B	1/1/02-12/31/03 – One Year	10.17	15.26	9.69	14.78
Balanced Strategy	B	1/2/98-12/31/03 – Five Years	2.44	2.85	1.96	2.37
Balanced Strategy	B	1/2/98-12/31/03 – Since inception	3.16	3.33	2.62	2.79
Balanced Strategy	C	1/1/02-12/31/03 – One Year	14.26	15.28	13.77	14.79
Balanced Strategy	C	1/2/98-12/31/03 – Five Years	2.85	2.85	2.37	2.37
Balanced Strategy	C	1/2/98-12/31/03 – Since inception	3.34	3.34	2.80	2.80
Balanced Strategy	Institutional	1/1/02-12/31/03 – One Year	N/A	16.57	N/A	16.08
Balanced Strategy	Institutional	1/2/98-12/31/03 – Five Years	N/A	4.04	N/A	3.55
Balanced Strategy	Institutional	1/2/98-12/31/03 – Since inception	N/A	4.52	N/A	3.98
Balanced Strategy	Service	1/1/02-12/31/03 – One Year	N/A	15.98	N/A	15.49
Balanced Strategy	Service	1/2/98-12/31/03 – Five Years	N/A	3.54	N/A	3.06
Balanced Strategy	Service	1/2/98-12/31/03 – Since inception	N/A	4.00	N/A	3.46
Growth and Income Strategy	A	1/1/02-12/31/03 – One Year	17.67	24.55	17.32	24.19

VALUE OF $1,000 INVESTMENT
(AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES)

					Gross
					Assuming No Voluntary
					Waiver of Fees and No
					Expense
			Net		Reimbursements

			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Portfolio	Class	Time Period	Charge*	Charge	Charge*	Charge
Growth and Income Strategy	A	1/2/98-12/31/03 – Five Years	2.01%	3.17%	1.73%	2.88%
Growth and Income Strategy	A	1/2/98-12/31/03 – Since inception	2.75	3.72	2.44	3.41
Growth and Income Strategy	B	1/1/02-12/31/03 – One Year	18.43	23.53	18.08	23.18
Growth and Income Strategy	B	1/2/98-12/31/03 – Five Years	1.97	2.39	1.69	2.10
Growth and Income Strategy	B	1/2/98-12/31/03 – Since inception	2.78	2.95	2.47	2.64
Growth and Income Strategy	C	1/1/02-12/31/03 – One Year	22.58	23.60	22.23	23.25
Growth and Income Strategy	C	1/2/98-12/31/03 – Five Years	2.37	2.37	2.09	2.09
Growth and Income Strategy	C	1/2/98-12/31/03 – Since inception	2.94	2.94	2.63	2.63
Growth and Income Strategy	Institutional	1/1/02-12/31/03 – One Year	N/A	25.12	N/A	24.77
Growth and Income Strategy	Institutional	1/2/98-12/31/03 – Five Years	N/A	3.60	N/A	3.31
Growth and Income Strategy	Institutional	1/2/98-12/31/03 – Since inception	N/A	4.15	N/A	3.85

VALUE OF $1,000 INVESTMENT
(AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES)

					Gross
					Assuming No Voluntary
					Waiver of Fees and No
					Expense
			Net		Reimbursements

			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Portfolio	Class	Time Period	Charge*	Charge	Charge*	Charge
Growth and Income Strategy	Service	1/1/02-12/31/03 – One Year	N/A	24.49%	N/A	24.13%
Growth and Income Strategy	Service	1/2/98-12/31/03 – Five Years	N/A	3.06	N/A	2.77
Growth and Income Strategy	Service	1/2/98-12/31/03 – Since inception	N/A	3.62	N/A	3.31
Growth Strategy	A	1/1/02-12/31/03 – One Year	23.76%	30.96%	23.35%	30.54%
Growth Strategy	A	1/2/98-12/31/03 – Five Years	0.97	2.12	0.66	1.81
Growth Strategy	A	1/2/98-12/31/03 – Since inception	1.57	2.53	1.22	2.18
Growth Strategy	B	1/1/02-12/31/03 – One Year	24.83	29.87	24.43	29.46
Growth Strategy	B	1/2/98-12/31/03 – Five Years	0.94	1.35	0.63	1.04
Growth Strategy	B	1/2/98-12/31/03 – Since inception	1.62	1.78	1.27	1.44
Growth Strategy	C	1/1/02-12/31/03 – One Year	28.87	29.88	28.46	29.47
Growth Strategy	C	1/2/98-12/31/03 – Five Years	1.35	1.35	1.04	1.04
Growth Strategy	C	1/2/98-12/31/03 – Since inception	1.78	1.78	1.43	1.43
Growth Strategy	Institutional	1/1/02-12/31/03 – One Year	N/A	31.30	N/A	30.88
Growth Strategy	Institutional	1/2/98-12/31/03 – Five Years	N/A	2.53	N/A	2.22

VALUE OF $1,000 INVESTMENT
(AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES)

					Gross
					Assuming No Voluntary
					Waiver of Fees and No
					Expense
			Net		Reimbursements

			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Portfolio	Class	Time Period	Charge*	Charge	Charge*	Charge
Growth Strategy	Institutional	1/2/98-12/31/03 – Since inception	N/A	2.92%	N/A	2.58%
Growth Strategy	Service	1/1/02-12/31/03 – One Year	N/A	30.85	N/A	30.44
Growth Strategy	Service	1/2/98-12/31/03 – Five Years	N/A	2.02	N/A	1.71
Growth Strategy	Service	1/2/98-12/31/03 – Since inception	N/A	2.42	N/A	2.08

VALUE OF $1,000 INVESTMENT
(AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES)

					Assuming No Voluntary
					Waiver of Fees and No
					Expense
					Reimbursements
			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Portfolio	Class	Time Period	Charge*	Charge	Charge*	Charge
Aggressive Growth Strategy	A	1/1/02-12/31/03 – One Year	27.58%	35.02%	27.02%	34.46%
Aggressive Growth Strategy	A	1/2/98-12/31/03 – Five Years	0.42	1.56	-0.01	1.13
Aggressive Growth Strategy	A	1/2/98-12/31/03 – Since inception	0.77	1.73	0.28	1.23
Aggressive Growth Strategy	B	1/1/02-12/31/03 – One Year	29.12	34.12	28.56	33.56
Aggressive Growth Strategy	B	1/2/98-12/31/03 – Five Years	0.40	0.80	-0.03	0.38
Aggressive Growth Strategy	B	1/2/98-12/31/03 – Since inception	0.82	0.99	0.34	0.51
Aggressive Growth Strategy	C	1/1/02-12/31/03 – One Year	33.05	34.05	32.49	33.49
Aggressive Growth Strategy	C	1/2/98-12/31/03 – Five Years	0.82	0.82	0.39	0.39
Aggressive Growth Strategy	C	1/2/98-12/31/03 – Since inception	1.02	1.02	0.54	0.54
Aggressive Growth Strategy	Institutional	1/1/02-12/31/03 – One Year	N/A	35.51	N/A	34.94
Aggressive Growth Strategy	Institutional	1/2/98-12/31/03 – Five Years	N/A	1.93	N/A	1.51

VALUE OF $1,000 INVESTMENT
(AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES)

					Assuming No Voluntary
					Waiver of Fees and No
					Expense
					Reimbursements
			Assumes		Assumes
			Maximum		Maximum
			Applicable	Assumes	Applicable	Assumes
			Sales	No Sales	Sales	No Sales
Portfolio	Class	Time Period	Charge*	Charge	Charge*	Charge
Aggressive Growth Strategy	Institutional	1/2/98-12/31/03 – Since inception	N/A	2.08%	N/A	1.59%
Aggressive Growth Strategy	Service	1/1/02-12/31/03 – One Year	N/A	34.97	N/A	34.40
Aggressive Growth Strategy	Service	1/2/98-12/31/03 – Five Years	N/A	1.45	N/A	1.02
Aggressive Growth Strategy	Service	1/2/98-12/31/03 – Since inception	N/A	1.63	N/A	1.15

All returns are average annual total returns.

*          Total return reflects a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase).

     A Portfolio’s performance data will be based on historical results and will not be intended to indicate future performance. A Portfolio’s total return, yield and distribution rate will vary based on market conditions, portfolio expenses, portfolio investments and other factors. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocations, other factors may affect Portfolio performance. These factors include, but are not limited to, Portfolio operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting a Portfolio. The value of a Portfolio’s shares will fluctuate and an investor’s shares may be worth more or less than their original cost upon redemption. Performance may reflect expense limitations in effect. In their absence, performance would be reduced.

     Total return will be calculated separately for each class of shares in existence. Because each class of shares is subject to different expenses, total return with respect to each class of shares of a Portfolio will differ.

SHARES OF THE TRUST

     Each Portfolio is a series of Goldman Sachs Trust, a Delaware statutory trust established by an Agreement and Declaration of Trust dated January 28, 1997. The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify the shares of the Portfolios into one or more classes of shares. The Act requires that where more than one class or series of shares exists each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. As of the date of this Additional Statement, the Trustees have authorized the issuance of five classes of shares in each Portfolio: Institutional Shares, Service Shares, Class A Shares, Class B Shares and Class C Shares. Additional series may be added in the future.

     Each Institutional Share, Service Share, Class A Share, Class B Share and Class C Share of a Portfolio represents a proportionate interest in the assets belonging to the applicable class of the Portfolio. All expenses of a Portfolio are borne at the same rate by each class of shares, except that fees under Service and Shareholder Administration Plans are borne exclusively by Service Shares, fees under the Distribution and Service Plan are borne exclusively by Class A Shares, Class B Shares or Class C Shares, and transfer agency fees and expenses may be borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the Internal Revenue Service. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See “Shareholder Guide” in the Prospectuses and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” below. In addition, the fees and expenses set forth below for each class may be subject to voluntary fee waivers or reimbursements, as discussed in the Portfolios’ Prospectuses.

     Institutional Shares may be purchased at net asset value without a sales charge for accounts in the name of an investor or institution that is not compensated by a Portfolio under a Plan for services provided to the institution’s customers.

     Service Shares may be purchased at net asset value without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain shareholder administration services and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of service fees and shareholder administration fees at the annual rate of up to 0.25% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to Service Shares.

     Class A Shares are sold, with an initial sales charge of up to 5.5%, through brokers and dealers who are members of the NASD and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Portfolios bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the NASD.

     Class B Shares of the Portfolios are sold subject to a CDSC of up to 5.5% through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class B Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributed to Class B Shares. Class B Shares also bear the cost of a service fee at an annual rate of up to 0.25% of the average daily net assets attributed to Class B Shares.

     Class C Shares of the Portfolios are sold subject to a CDSC of up to 1.0% through brokers and dealers who are members of the NASD and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributable to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class C Shares.

     It is possible that an institution or its affiliate may offer different classes of shares (i.e., Institutional, Service, Class A, Class B and Class C Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Portfolio. Dividends paid by each Portfolio, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective transfer agency and Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the net asset value per share may differ depending upon the class of shares purchased.

     Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.

     When issued for the consideration described in the Portfolio’s Prospectus, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer, servicing or similar agent charges by setting of the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the relevant Portfolio available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require shareholders to redeem Shares for any reason under terms set by the Trustees.

     In the interest of economy and convenience, the Trust does not issue certificates representing the Portfolios’ shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Portfolio shares and any dividends and distributions paid by the Portfolios are reflected in account statements from the Transfer Agent.

     As of March 31, 2004, the following entities owned of record or beneficially more than 5% of the outstanding Class A shares of the Balanced Strategy Portfolio: Edward Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Pkwy., Maryland Hts., MO 63043-3009 (10%); Institutional Class Shares: Goldman Sachs Philanthropy Fund, 1 New York Plaza, 40th Floor, New York, NY 10004-1901 (28%).

     As of March 31, 2004, the following entity owned of record or beneficially more than 5% of the outstanding Class A shares of the Growth & Income Strategy Portfolio: Edward Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Pkwy., Maryland Hts., MO 63043-3009 (15%).

     As of March 31, 2004, the following entity owned of record or beneficially more than 5% of the outstanding Class A shares of the Growth Strategy Portfolio: Edward Jones & Co., Attn. Mutual Fund Shareholder Accounting, 201 Progress Pkwy., Maryland Hts., MO 63043-3009 (8%).

     As of March 31, 2004, no entity owned of record or beneficially more than 5% of the outstanding Class A shares of the Aggressive Growth Strategy Portfolio.

     The Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect to assets specifically allocated to such class or series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.

     The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of net asset value represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

     The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

     The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.

     The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

     The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

     The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such series or class, but may have no power or authority with respect to any other series or class.

Shareholder and Trustee Liability

     Under Delaware law, the shareholders of the Portfolios are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series.

Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series or the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

     In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (i) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Portfolio for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

TAXATION

     The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Portfolio. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Portfolio. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

General

     The following is only a summary of certain additional tax considerations generally affecting each Portfolio that are not described in the Prospectuses. The discussions below and in the Prospectuses are not intended as substitutes for careful tax planning.

     Each Portfolio and each Underlying Fund is a separate taxable entity. Each of the Portfolios and the Underlying Funds intends to qualify for each taxable year as a regulated investment company under Subchapter M of the Code.

     There are certain tax requirements that all Portfolios and Underlying Funds must follow in order to avoid federal taxation. In their efforts to adhere these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (i) a Portfolio or Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “90% gross income test”); and (ii) such Portfolio or Fund diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the market value of such Portfolio’s or Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Portfolio’s or Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies) or two or more issuers controlled by the Portfolio or the Fund and engaged in the same, similar or related trades or businesses.

     If a Portfolio or Fund complies with such provisions, then in any taxable year in which such Portfolio or Fund distributes, in compliance with the Code’s timing and other requirements, at least 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Portfolio or Fund (but not its shareholders) will be relieved of U.S. federal income tax on any income of the Portfolio or Fund, including long-term capital gains, distributed to shareholders.

     If a Portfolio or Fund retains any investment company taxable income or “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If a Portfolio or Fund retains any net capital gain, the Portfolio may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term rate capital gain, as the case may be, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Portfolio or Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Portfolio or Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Portfolio or Fund (as applicable) on that amount of net capital gain. Each Portfolio and each Underlying Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the CORE International Equity, Emerging Markets Equity, Global Income or Emerging Markets Debt Funds and may therefore make it more difficult for such an Underlying Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, each Portfolio and each Underlying Fund generally expects to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Portfolio or Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates without any deduction for dividends paid, and its distributions to shareholders will be taxable to the extent of its current and accumulated earnings and profits.

     For federal income tax purposes, each Portfolio or Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. As of December 31, 2003, the Portfolios had the following capital loss carryforwards for U.S. federal tax purposes.

		Year of
	Amount	Expiration
Balanced Strategy	$4,246,963	2009-2011
Growth and Income Strategy	28,168,613	2009-2011
Growth Strategy	27,769,236	2009-2011
Aggressive Growth Strategy	11,607,076	2009-2011

     In order to avoid a 4% federal excise tax, each Portfolio and each Underlying Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Portfolio or Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Portfolio or Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. Each Portfolio and each Underlying Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.

     Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by an Underlying Fund will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year. These provisions may require an Underlying Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by an Underlying Fund, the Fund may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by such Underlying Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing and character of an Underlying Fund’s distributions to shareholders. Application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, total return, mortgage or index swaps and options on swaps may be unclear in some respects, and an Underlying Fund may therefore be required to limit its participation in such transactions. Certain tax elections may be available to an Underlying Fund to mitigate some of the unfavorable consequences described in this paragraph.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by an Underlying Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed an Underlying Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain of the foregoing currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of an Underlying Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

     An Underlying Fund’s investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if an Underlying Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, the Underlying Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     If, as may occur for certain of the Underlying Funds, more than 50% of an Underlying Fund’s total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Underlying Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Underlying Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Underlying Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders, and (ii) treat such respective pro rata portions as foreign income taxes paid by them.

     If an Underlying Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by an Underlying Fund, although such shareholders will be required to include their shares of such taxes in gross income if the election is made.

     While a Portfolio will be able to deduct the foreign taxes that it will be treated as receiving from an Underlying Fund if the election is made, the Portfolio will not itself be able to elect to treat its foreign taxes as paid by its shareholders. Accordingly, the shareholders of the Portfolio will not have an option of claiming a foreign tax credit for foreign taxes paid by the Underlying Funds, while persons who invest directly in such Underlying Funds may have that option.

     If an Underlying Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Underlying Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Underlying Fund is timely distributed to its shareholders. The Underlying Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but such elections would require the Underlying Fund to include certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. Each Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

     Investments in lower-rated securities may present special tax issues for an Underlying Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when an Underlying Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by an Underlying Fund, if it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

Taxable U.S. Shareholders - Distributions

     For U.S. federal income tax purposes, distributions by a Portfolio, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.

     In general, distributions from investment company taxable income for the year will be taxable as ordinary income. However, distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain foreign corporations after December 31, 2002 will generally be taxed at the long-term capital gain rate (described below), as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date and the Fund must also have owned the underlying stock for this same period beginning 60 days before the ex-dividend date for the stock. The amount of a Fund’s distributions that qualify for these lower rates may be reduced as a result of a Fund’s securities lending activities, portfolio turnover rate, or investments in debt securities, real estate investment trusts or “non-qualified” foreign corporations. Distributions designated as derived from a Portfolio’s dividend income, if any, that would be eligible for the dividends received deduction if such Portfolio were not a regulated investment company may be eligible for the dividends-received deduction for corporate shareholders. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends received deduction also may be reduced as a result of an Underlying Fund’s securities lending activities, portfolio turnover rate or investment in debt seccurities. The entire dividend, including the deducted amount, is considered in determining the excess, if any, of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its liability for the federal alternative minimum tax, and the dividend may, if it is treated as an “extraordinary dividend” under the Code, reduce such shareholder’s tax basis in its shares of a Portfolio. Capital gain dividends (i.e., dividends from net capital gain), if designated as such in a written notice to shareholders mailed not later than 60 days after a Portfolio’s taxable year closes, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends-received deduction for corporations. In general, the maximum long-term capital gains rate is 15%. Distributions, if any, that are in excess of a Portfolio’s current and accumulated earnings and profits will first reduce a shareholder’s tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.

     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

Taxable U.S. Shareholders - Sale of Shares

     When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing its tax basis, a shareholder should generally retain its account statement for the period that it held shares.) If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year and short-term otherwise, subject to the rules below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Portfolio shares is properly treated as a sale for tax purposes, as is assumed in this discussion. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of a Portfolio will not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly acquired shares. Additionally, any loss realized on a sale or redemption of shares of a Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Portfolio. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Backup Withholding

     Each Portfolio may be required to withhold, as “backup withholding,” federal income tax at a 28% rate from dividends (including capital gain dividends) and share redemption and exchange proceeds to individuals and other non-exempt shareholders who fail to furnish such Portfolio with a correct taxpayer identification number (“TIN”) certified under penalties of perjury, or if the Internal Revenue Service or a broker notifies the Portfolio that the payee is subject to backup withholding as a result of failing to properly report interest or dividend income to the Internal Revenue Service or that the TIN furnished by the payee to the Portfolio is incorrect, or if (when required to do so) the payee fails to certify under penalties of perjury that it is not subject to backup withholding. A Portfolio may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such dividends and proceeds, whether paid in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting its local office of the Social Security Administration or the Internal Revenue Service. Backup withholding could apply to payments relating to a shareholder’s account while it is waiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts for Transfer to Minors Act, the TIN of the minor should be furnished.

Non-U.S. Shareholders

     The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law. Shareholders who, as to the United States, are not “U.S. persons” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the dividends are effectively connected with a U.S. trade or business of the shareholder. In the latter case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net capital gain, including amounts retained by a Portfolio which are designated as undistributed capital gains, to a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met.

     Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Portfolio will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

     Non-U.S. persons who fail to furnish a Portfolio with the proper IRS Form W-8 (i.e., W-8 BCN, W-8 ECI, W-8 IMY or W-8 EXP) or an acceptable substitute may be subject to backup withholding at a 28% rate for dividends (including on capital gain dividends) and the proceeds of redemptions and exchanges. Also, non-U.S. shareholders may be subject to estate tax. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of and receipt of distributions from the Portfolios.

State and Local

     Each Portfolio and each Underlying Fund may be subject to state or local taxes in jurisdictions in which such Portfolio or Underlying Fund, as the case may be, may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Portfolio and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Portfolio may have tax consequences for shareholders different from those of a direct investment in the securities held by the Portfolio or the Underlying Funds. Shareholders should consult their own tax advisers concerning these matters.

FINANCIAL STATEMENTS

     The audited financial statements and related report of Ernst & Young LLP, independent auditors, contained in each Portfolio’s 2003 Annual Report are hereby incorporated by reference. The financial statements in each Portfolio’s Annual Report have been incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The financial highlights included in each Portfolio’s Annual Report for the fiscal years ended on December 31, 2002, 2001 and 2000 were audited by PricewaterhouseCoopers LLP (“PwC”). Previous to PwC, the data set forth in the financial highlights included in each Portfolio’s Annual Report for the fiscal year ended December 31, 1999 were audited by other former independent auditors who ceased operations. No other parts of any Annual Report are incorporated by reference herein. Copies of the Annual Reports may be obtained upon request and without charge by writing Goldman, Sachs & Co., 4900 Sears Tower,

Chicago, Illinois 60606 or by calling Goldman, Sachs & Co., toll free at the telephone number on the back cover of each Portfolio’s Prospectus.

PROXY VOTING

     The Trust, on behalf of the Portfolios, has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Portfolios. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

     The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Adviser will periodically review the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

     Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser follows proxy voting guidelines (the “Guidelines”) developed by Institutional Shareholder Services (“ISS”), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.

     ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Adviser’s policy generally to follow the Guidelines and recommendations from ISS, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

     In addition to assisting the Investment Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Adviser to determine whether they are consistent with the Investment Adviser’s guiding principles. ISS also assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

     The Investment Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Adviser currently receives from ISS.

     The Investment Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Adviser’s use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.

     Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund’s managers based on their assessment of the particular transactions or other matters at issue.

OTHER INFORMATION

     Each Portfolio will normally redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio during any 90-day period for any one shareholder. Each Portfolio, however, reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the Portfolio at the time of redemption by a distribution in kind of securities (instead of cash) from such Portfolio. The securities distributed in kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Portfolio’s net asset value per share. See “Net Asset Value.” If a shareholder receives redemption proceeds in kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

     The right of a shareholder to redeem shares and the date of payment by each Portfolio may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Portfolio to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Portfolio. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

     The Prospectuses and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectuses or in this Additional Statement as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

     As stated in the Prospectuses, the Trust may authorize Service Organizations and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. In some, but not all, cases these payments will be pursuant to a Distribution and Service Plan, Shareholder Administration Plan or Service Plan described in the Prospectuses and the following sections. Certain Service Organizations, Authorized Dealers or institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.

     The Investment Adviser, Distributor and/or their affiliates may pay, out of their own assets, compensation to Authorized Dealers, Service Organizations and other financial intermediaries (“Intermediaries”) in connection with the sale and distribution of shares of the Portfolios and/or for the servicing of those shares. These payments (“Additional Payments”) would be in addition to the payments by the Portfolios described in the Portfolios’ Prospectuses and this Additional Statement for distribution and shareholder servicing and processing, and would also be in addition to the sales commissions payable to Intermediaries as set forth in the Prospectuses. These Additional Payments may take the form of “due diligence” payments for an Intermediary’s examination of the Portfolios and payments for providing extra employee training and information relating to the Portfolios; “listing” fees for the placement of the Portfolios on an Intermediary’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to the Portfolios; “marketing support” fees for providing assistance in promoting the sale of the Portfolios’ shares; and payments for the sale of Shares and/or the maintenance of share balances. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to the shareholder servicing and processing fees paid by the

Portfolios. The Additional Payments made by the Investment Adviser, Distributor and their affiliates may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The Additional Payments may be different for different Intermediaries. Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable NASD regulations. Additional compensation based on sales may, but is currently not expected to, exceed 0.50% of the amount invested.

OTHER INFORMATION REGARDING MAXIMUM
SALES CHARGE, PURCHASES,
REDEMPTIONS, EXCHANGES AND DIVIDENDS
(Class A, Class B and Class C Shares Only)

     The following information supplements the information in the Prospectuses under the captions “Shareholder Guide” and “Dividends.” Please see the Prospectuses for more complete information.

Maximum Sales Charges

     Class A Shares of each Portfolio are sold at a maximum sales charge of 5.5%. Using the offering price per share, as of December 31, 2003, the maximum offering price of each Portfolio’s Class A shares would be as follows:

	Net Asset	Offering Price	Maximum
	Value	To Public	Sales Charge
Balanced Strategy	$10.00	$10.58	5.5%
Growth and Income Strategy	10.17	10.76	5.5
Growth Strategy	10.22	10.81	5.5
Aggressive Growth Strategy	10.36	10.96	5.5

     You may purchase Class A Shares of the Portfolios without an initial sales charge or a CDSC using the proceeds from shares redeemed from a registered open-end management investment company that is neither (i) a money market fund nor (ii) distributed or managed by Goldman Sachs or its affiliates (“Eligible Funds”). To qualify for this waiver all of the following conditions must be met:

(1)	The redemption of the Eligible Fund shares must be within 60 days of the purchase of the Class A Shares of the Portfolios;

(2)	Your broker must have entered into an agreement with Goldman Sachs concerning this sales charge waiver;

(3)	Purchases of Class A Shares must be made through your broker and the waiver must be requested when the purchase order is placed;

(4)	The proceeds used to purchase Class A Shares may not be from the redemption of money market fund shares;

(5)	If you use your redemption proceeds to purchase shares of a money market fund of the Trust, a subsequent exchange of those money market fund shares will be subject to a sales charge; and

(6)	The Distributor may require evidence of your qualification for this waiver.

Other Purchase Information

     The sales load waivers on the Portfolios’ shares are due to the nature of the investors involved and/or the reduced sales effort that is needed to obtain such investments.

     If shares of a Portfolio are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by a Portfolio and its Transfer Agent. Since the Portfolios will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Portfolio involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

     Authorized Dealers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Portfolio shares. Some may establish higher minimum investment requirements and others may limit the availability of certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge additional amounts to their clients for such services, which charges would reduce a client’s return.

Right of Accumulation - (Class A)

     A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A Shares (acquired by purchase or exchange) of a Portfolio and Class A Shares of any other mutual funds sponsored by Goldman Sachs (the “Goldman Sachs Funds”) total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of any Goldman Sachs Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.75% (the rate applicable to a single purchase of $100,000 up to (but less than) $250,000). Class A Shares purchased without the imposition of a sales charge and shares of another class of the Portfolios may not be aggregated with Class A Shares purchased subject to a sales charge. Class A Shares of the Portfolios and any other Goldman Sachs Fund purchased (i) by an individual, his spouse and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Portfolios and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Wealth Management or GS Ayco Holding LLC will be combined with Class A Shares and other assets held by all other Goldman Sachs Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, Class A Shares of the Portfolios and Class A Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization or by groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s, group’s or firm’s agreement to cooperate in the offering of the Portfolios’ shares to eligible persons; and (ii) notification to the relevant Portfolio at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs; and (ii) your account, alone or in combination with the accounts of other plan participants also invested in Class A Shares of the Goldman Sachs Funds, totals the requisite aggregate amount as described in the Prospectus.

Statement of Intention - (Class A)

     If a shareholder anticipates purchasing $50,000 or more of Class A Shares of a Portfolio alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Portfolio at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his or her Authorized Dealer must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

     The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this Additional Statement.

Cross-Reinvestment of Dividends and Distributions

     You may receive dividends and distributions in additional shares of the same class of the Portfolio in which you have invested or you may elect to receive them in cash or shares of the same class of other Goldman Sachs Funds or ILA Service Shares of the Prime Obligations Fund or the Tax-Exempt Diversified Fund, if you hold Class A Shares of a Portfolio, or ILA Class B or Class C Shares of the Prime Obligations Fund, if you hold Class B or Class C Shares of a Portfolio (the “ILA Funds”).

     A Portfolio shareholder should obtain and read the prospectus relating to the other Goldman Sachs Fund or ILA Fund and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest dividends and capital gain distributions will not affect the tax treatment of such dividends and distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of dividends and distributions in shares of other Goldman Sachs Funds or ILA Funds is available only in states where such reinvestment may legally be made.

Automatic Exchange Program

     A Portfolio shareholder may elect to exchange automatically a specified dollar amount of shares of the Portfolio for shares of the same class or an equivalent class of another Goldman Sachs Fund involving either an identical account of another Goldman Sachs Fund, or an account registered in a different name or with a different address, social security or other taxpayer identification number, provided in each case that the account in the acquired fund has been established, appropriate signatures have been obtained and the minimum initial investment requirement has been satisfied. A Portfolio shareholder should obtain and read the prospectus relating to the other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.

Class C Exchanges

     As stated in the Prospectuses, Goldman Sachs normally begins paying the annual 0.75% distribution fee on Class C Shares to Authorized Dealers after the shares have been held for one year. When an Authorized Dealer enters into an appropriate agreement with Goldman Sachs and stops receiving this payment on Class C Shares that have been beneficially owned by the Authorized Dealer’s customers for at least ten years, those Class C Shares may be exchanged for Class A Shares (which bear a lower distribution fee) of the same Portfolio at their relative net asset value without a sales charge in recognition of the reduced payment to the Authorized Dealer.

Systematic Withdrawal Plan

     A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of a Portfolio whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

     Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Portfolio at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty (30) days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A, Class B or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A, Class B and Class C Shares. The CDSC applicable to Class B and Class C Shares redeemed under a Systematic Withdrawal Plan may be waived. See “Shareholder Guide” in the Prospectuses. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

DISTRIBUTION AND SERVICE PLANS
(Class A, Class B and Class C Shares Only)

     As described in the Prospectuses, the Trust has adopted, on behalf of Class A, Class B and Class C Shares of each Portfolio, distribution and service plans (each a “Plan”). See “Shareholder Guide – Distribution and Service Fees” in the Prospectuses. The distribution fees payable under the Plans are subject to Rule 12b-1 under the Act and finance distribution and other services that are provided to investors in the Portfolios and enable the Portfolios to offer investors the choice of investing in either Class A, Class B or Class C Shares when investing in the Portfolios. In addition, the distribution fees payable under the Plans may be used to assist the Portfolios in reaching and maintaining asset levels that are efficient for the Portfolio’s operations and investments.

     The Plans for each Portfolio were most recently approved on February 4, 2004 by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast in person at a meeting called for the purpose of approving the Plans.

     The compensation for distribution services payable under a Plan to Goldman Sachs may not exceed 0.25%, 0.75% and 0.75% per annum of a Portfolio’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively, of such Portfolio. Under the Plans for Class B and Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Portfolio’s average daily net assets attributable to Class B or Class C Shares. With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the NASD.

     Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and CDSC on Class A, Class B and Class C Shares may be sold by Goldman Sachs as distributor to entities which provide financing for payments to Authorized Dealers in respect of sales of Class A, Class B and Class C Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Portfolios’ Class A, Class B and Class C Shares.

     Under each Plan, Goldman Sachs, as distributor of each Portfolio’s Class A, Class B and Class C Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.

     The Plans will remain in effect until June 30, 2004 and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A, Class B or Class C Shares of the affected Portfolio and affected share class, but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Portfolio without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the outstanding Class A, Class B or Class C Shares, respectively, of the affected Portfolio and affected share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Portfolio would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust may be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Portfolios and their Class A, Class B and Class C Shareholders.

     For the period ended December 31, 2003, 2002 and 2001, the distribution and service fees paid to Goldman Sachs by each Portfolio then in existence pursuant to the Class A, Class B and Class C Plans were as follows:

	Period Ended December 31, 2003
	Class A Plan	Class B Plan	Class C Plan
Balanced Strategy	$72,145	$223,202	$150,142
Growth and Income Strategy	283,057	667,606	552,940
Growth Strategy	189,998	583,028	440,075
Aggressive Growth Strategy	110,065	214,553	240,402

	Period Ended December 31, 2002
	Class A Plan	Class B Plan	Class C Plan
Balanced Strategy	$65,282	$225,537	$143,841
Growth and Income Strategy	293,242	778,714	556,417
Growth Strategy	206,718	687,138	464,268
Aggressive Growth Strategy	106,593	257,651	230,449

	Period Ended December 31, 2001
	Class A Plan	Class B Plan	Class C Plan
Balanced Strategy	$80,083	$254,405	$178,933
Growth and Income Strategy	345,668	1,006,631	691,590
Growth Strategy	256,452	913,834	582,694
Aggressive Growth Strategy	125,477	337,138	296,181

     During the period ended December 31, 2003, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan of each applicable Portfolio with Class A Shares then in existence:

		Compensation		Printing and	Preparation
		and Expenses	Allocable	Mailing of	And
		of the	Overhead,	Prospectuses	Distribution
		Distributor	Telephone	to Other	of Sales
	Compensation	& Its Sales	and Travel	than Current	Literature and
	to Dealers[1]	Personnel	Expenses	Shareholders[2]	Advertising[2]
Period Ended December 31, 2003:
Balanced Strategy	$63,649	$51,567	$46,246	$2,710	$12,258
Growth and Income Strategy	263,387	92,255	80,704	4,996	19,732
Growth Strategy	172,998	81,598	72,563	4,370	19,714
Aggressive Growth Strategy	99,334	72,906	66,808	4,025	16,678

1	Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of one year or until redemption; amounts presented above reflect amortization expense recorded during the period presented in addition to payments remitted directly to dealers.

2	Reflects credits allocated to the Funds due to expense over-accruals.

     During the period ended December 31, 2003, Goldman Sachs incurred the following expenses in connection with distribution under the Class B Plan of each applicable Portfolio with Class B Shares then in existence:

		Compensation		Printing and	Preparation
		and Expenses	Allocable	Mailing of	And
		of the	Overhead,	Prospectuses	Distribution
		Distributor	Telephone	to Other	of Sales
	Compensation	& Its Sales	and Travel	than Current	Literature and
	to Dealers[1]	Personnel	Expenses	Shareholders[2]	Advertising[2]
Period Ended December 31, 2003:
Balanced Strategy	$54,239	$34,325	$35,382	$1,926	$9,693
Growth and Income Strategy	153,788	46,707	47,140	2,816	11,812
Growth Strategy	141,648	54,224	55,489	3,290	15,231
Aggressive Growth Strategy	51,741	31,792	32,522	1,925	8,247

1	Advance Commissions paid to dealers of 1% on Class B Shares are considered deferred assets which are amortized over a period of one year; amounts presented above reflect amortization expense recorded during the period presented.

2	Reflects credits allocated to the Funds due to expense over-accruals.

     During the period ended December 31, 2003, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan of each applicable Portfolio with Class C Shares then in existence:

		Compensation		Printing and	Preparation
		and Expenses	Allocable	Mailing of	And
		of the	Overhead,	Prospectuses	Distribution
		Distributor	Telephone	to Other	of Sales
	Compensation	& Its Sales	and Travel	than Current	Literature and
	to Dealers[1]	Personnel	Expenses	Shareholders[2]	Advertising[2]
Period Ended December 31, 2003:
Balanced Strategy	$117,306	$23,046	$23,608	$1,342	$6,215
Growth and Income Strategy	408,006	38,695	39,178	2,417	9,550
Growth Strategy	325,215	41,446	42,067	2,580	11,327
Aggressive Growth Strategy	155,892	35,938	36,466	2,260	8,953

1	Advance Commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of one year; amounts presented above reflect amortization expense recorded during the period presented.

2	Reflects credits allocated to the Funds due to expense over-accruals.

SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN
(Service Shares Only)

     Each Portfolio has adopted a service plan and a separate shareholder administration plan (the “Plans”) with respect to its Service Shares which authorize it to compensate Service Organizations for providing personal and account maintenance and shareholder administration services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Plans, a Portfolio enters into agreements with Service Organizations which purchase Service Shares of the Portfolio on behalf of their customers (“Service Agreements”). Under such Service Agreements the Service Organizations may perform some or all of the following services:

          (i) Personal and account maintenance services, including: (a) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Portfolio; (b) acting as liaison between the Service Organization’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (c) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (d) responding to investor requests for prospectuses; (e) displaying and making prospectuses available on the Service Organization’s premises; and (f) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Service Organization.

          (ii) Shareholder administration services, including (a) acting or arranging for another party to act, as recordholder and nominee of the Service Shares beneficially owned by the Service Organization’s customers; (b) establishing and maintaining or assisting in establishing and maintaining individual accounts and records with respect to the Service Shares owned by each customer; (c) processing or assisting in processing confirmations concerning customer orders to purchase, redeem and exchange Service Shares; (d) receiving and transmitting or assisting in receiving and transmitting funds representing the purchase price or redemption proceeds of such Service Shares; (e) facilitating the inclusion of Service Shares in accounts, products or services offered to the Service Organization’s customers by or through the Service Organization; (f) processing dividend payments on behalf of customers; and (g) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of the NASD’s Conduct Rules.

     As compensation for such services, each Portfolio will pay each Service Organization a personal and account maintenance service fee and a shareholder administration service fee in an amount up to 0.25% and 0.25%, respectively (on an annualized basis), of the average daily net assets of the Service Shares of the Portfolio attributable to or held in the name of such Service Organization.

     The amount of the fees paid under the Plans by each Portfolio then in existence to Service Organizations was as follows for the period ended December 31 (prior to January 30, 2001, the Portfolios had a single service plan that provided for fees for both personal and account maintenance services and shareholder administration services at the same aggregate rate):

	2003	2002	2001
Balanced Strategy	$8,020	$5,323	$4,081
Growth and Income Strategy	8,788	8,569	8,000
Growth Strategy	5,389	4,561	4,075
Aggressive Growth Strategy	670	702	745

     The Portfolios have adopted the service plan but not the shareholder administration plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that payments to the Service Organizations pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the service plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Plan.

     Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974) may apply to a Service Organization’s receipt of compensation paid by a Portfolio in connection with the investment of fiduciary assets in Service Shares of such Portfolio. Service Organizations, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities regulators, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of the Portfolios. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.

     The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans or the related Service Agreements, most recently voted to approve each Portfolio’s Plans and related Service Agreements at a meeting called for the purpose of voting on such Plans and Service Agreements on February 4, 2004. The Plans and Service Agreements will remain in effect until June 30, 2004 and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. The service plan may not be amended (but the shareholder administration plan may be amended) to increase materially the amount to be spent for the services described therein without approval of the Service Shareholders of the affected Portfolio, and all material amendments of each Plan must also be approved by the Board of Trustees in the manner described above. The Plans may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the affected Portfolio’s outstanding Service Shares. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans and the Service Agreements or by a vote of a majority of the affected Portfolio’s outstanding Service Shares, in each case, on not more than sixty (60) days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust’s Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plans will benefit the Portfolios and the holders of Service Shares of the Portfolios.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

     A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

     “A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

     “A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

     “A-3” - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     “B” - Obligations have significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

     “C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

     “D” – Obligations are in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific

1-A

issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted. The following summarizes the rating categories used by Moody’s for short-term obligations:

     “Prime-1” - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

     “Prime-2” - Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     “Prime-3” - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     “Not Prime” - Issuers do not fall within any of the Prime rating categories.

     Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

     “F1” - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

     “F2” - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     “F3” - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

2-A

     “B” - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     “C” - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

     “D” - Securities are in actual or imminent payment default.

     The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

     R-1 Prime Credit Quality

     R-2 Adequate Credit Quality

     R-3 Speculative

     All three DBRS rating categories for short-term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

     “R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

     “R-1 (middle)” - Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

     “R-1 (low)” - Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any

3-A

qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

     “R-2 (high)”, “R-2 (middle)”, “R-2 (low)” - Short-term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

     “R-3 (high)”, “R-3 (middle)”, “R-3 (low)” - Short-term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

Long-Term Credit Ratings

     The following summarizes the ratings used by Standard & Poor’s for long-term issues:

     “AAA” - An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

     “AA” - An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

     “A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

     “BBB” - An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest.

4-A

     While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     “BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

     “B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

     “CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     “CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

     “C” - The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

     “D” - An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     - PLUS (+) OR MINUS (-) - The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The following summarizes the ratings used by Moody’s for long-term debt:

     “Aaa” - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     “Aa” - Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or

5-A

fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

     “A” - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     “Baa” - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     “Ba” - Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     “B” - Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     “Caa” - Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     “Ca” - Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     “C” - Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

     “AAA” - Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

6-A

     “AA” - Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     “A” - Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     “BBB” - Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

     “BB” - Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     “B” - Securities considered to be highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     “CCC,” “CC” and “C” - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

     “DDD,” “DD” and “D” - Securities are in default. The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

     PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

7-A

     The following summarizes the ratings used by DBRS for long-term debt:

     “AAA” - Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

     “AA” - Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category, entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

     “A” - Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

     “BBB” - Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

     “BB” - Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

     “B” - Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

     “CCC” / “CC” / “C” - Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B”. Bonds rated below “B” often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

8-A

     “D” - This category indicates bonds in default of either interest or principal.

     (“high”, “low”) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

     CreditWatch: CreditWatch highlights the potential direction of a short- or long-term rating. It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff. These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments. Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating. A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown. CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch. The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

     Rating Outlook: A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term. In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

•	N.M. means not meaningful.

Moody’s

     Watchlist: Watchlists list the names of credits whose ratings have a likelihood of changing. These names are actively under review because of developing trends or events which, in Moody’s opinion, warrant a more extensive examination. Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist. In certain cases, names may be removed from this Watchlist without a change in rating.

     Rating Outlooks: A Moody’s rating outlook is an opinion regarding the likely direction of an issuers rating over the medium term. Rating outlooks fall into the following four

9-A

categories: Positive, Negative, Stable and Developing (contingent upon an event). In the few instances where an issuer has multiple outlooks of differing directions, Moody’s written research will describe any differences in the outlooks for the issuer and the reasons for these differences. If no outlook is present, the following designations will be used: Rating(s) Under Review or No Outlook. Rating(s) Under Review indicates that the issuer has one or more ratings under review for possible change, and this over-rides the Outlook designation. If an analyst has not yet assigned an Outlook, then No Outlook will be displayed.

Fitch

     Withdrawn: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

     Rating Outlook: A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

DBRS

Rating Trends

     With the exception of ratings in the securitization area, each DBRS rating is appended with a rating trend. Rating trends give the investor an understanding of DBRS’ opinion regarding the outlook for the rating in question, with trends falling into one of three categories – Positive, Negative or Stable. Ratings in the securitization area are not given trends because these ratings are determined by the parameters on each transaction, for which the issues are relatively black and white – these parameters are either met or not. When trends are used, they give an indication of what direction the rating in question is headed should the given conditions and tendencies continue.

     Although the trend opinion is often heavily based on an evaluation of the issuing entity or guarantor itself, DBRS also considers the outlook for the industry or industries in which the entity operates and to varying degrees, specific terms of an issue or its hierarchy in the capital structure when assigning trends. DBRS assigns trends to each security, rather than to the issuing entity, as some rating classification scales are broader than others and the duration and ranking of securities can impact the strengths and challenges that affect the entity. As a result, it is not

10-A

unusual for securities of the same entity to have different trends; however, the presence of a Positive trend and a Negative trend on securities issued by the same entity is a rare occurrence.

Rating Actions

     In addition to confirming ratings, releasing new ratings or making rating changes, other DBRS rating actions include:

     Suspended Ratings: Rating opinions are forward looking. Although rating opinions will consider the historical performance of an issuer, a rating is an assessment of the issuer’s future ability and willingness to meet outstanding obligations. In order for a complete credit quality assessment, DBRS requires the cooperation of the issuer so that management strategies and projections may be evaluated and qualified. Since the availability of such information is critical to the rating assessment, any changes in management’s willingness to supply such information (either perceived or actual) may cause a rating to be changed or even suspended. The eventual action will depend upon DBRS’s assessment of the degree of accuracy of a rating possible without the cooperation of management. DBRS will suspend ratings when the level of concern reaches a point that an informed rating opinion of the credit quality of the outstanding obligation cannot be provided.

     Discontinued Ratings: When an entity retires all of its outstanding debt within a particular category and has no plans to re-issue in the near future, DBRS will normally discontinue its rating on the security in question. Should the entity ultimately reconsider its decision and re-issue new debt, the rating will be re-instated pending a full review of the credit quality of the issuer.

     It should be noted that there are cases when DBRS will assign a rating even if there is no outstanding debt obligation and the entity in question has no firm plans to issue debt in the future. These cases are often driven by the fact that assigning a rating to the “non-security” provides support to other DBRS ratings, either in the same entity or within the same family of companies. Such ratings are generally referred to as “corporate ratings” and are not publicly disclosed by DBRS.

     Ratings “Under Review” : DBRS maintains continuous surveillance of all rated entities; therefore, all ratings are always under review. Accordingly, when a significant event occurs that may directly impact the credit quality of a particular entity or group of entities, DBRS will attempt to provide an immediate rating opinion. If there is high uncertainty regarding the outcome of the event and DBRS is unable to provide an objective, forward-looking opinion in a timely manner, then the rating(s) of the issuer(s) will be placed “Under Review”. Ratings may also be placed “Under Review” by DBRS when changes in credit status occur for any other reason that brings DBRS to the conclusion that the present ratings may no longer be appropriate.

     Ratings which are “Under Review” are qualified with one of the following three provisional statements: “negative implications”, “positive implications”, or “developing implications”, indicating DBRS’ preliminary evaluation of the impact on the credit quality of the issuer/security. As such, the ratings that were in effect prior to the review process can be used as

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the basis for the relative credit quality implications. It must be stressed that a rating change will not necessarily result from the review process.

Municipal Note Ratings

     A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor’s for municipal notes:

     “SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     “SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     “SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels – MIG 1 through MIG 3. In the case of variable rate demand obligations, a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale. The short-term rating assigned to the demand feature is designated as VMIG. MIG ratings expire at note maturity. By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features. The following summarizes the ratings by Moody’s for these short-term obligations:

     “MIG-1"/“VMIG-1” - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

     “MIG-2"/“VMIG-2” - This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

     “MIG-3"/“VMIG-3” - This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     “SG” - This designation denotes speculative-grade credit quality. Debt instruments in this category lack sufficient margins of protection.

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     Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation. Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis. Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. However, Fitch credit ratings are not recommendations to buy, sell or hold any security. Ratings may be changed or withdrawn.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

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APPENDIX B

ISS PROXY VOTING GUIDELINES SUMMARY

     The following is a summary of certain of the ISS Proxy Voting Guidelines, which form the substantive basis of the Investment Adviser’s Policy on Proxy Voting (“Policy”) with respect to public equity investments. Unlike the abbreviated nature of this summary, the actual ISS Proxy Voting Guidelines address additional voting matters and provide more discussion regarding the factors that may determine ISS’s position on a matter. The Investment Adviser may diverge from the ISS guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

1.	Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent,

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

2.	Board of Directors

a.	Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining, among other factors, the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, and whether the chairman is also serving as a CEO.

b.	Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

c.	Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal.

d.	Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.	Shareholder Rights

a.	Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

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b.	Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

c.	Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

d.	Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

e.	Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.	Proxy Contests

a.	Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include, among others, the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

b.	Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

5.	Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill to shareholder vote or redeem it.

6.	Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions based on such features, among others, as the fairness opinion, pricing, prospects of the combined company, and the negotiating process.

7.	Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including

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the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.	Capital Structure

a.	Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

b.	Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

9.	Executive and Director Compensation

Votes with respect to equity based compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap. Vote AGAINST equity plans that explicitly permit repricing of underwater stock options without shareholder approval.

a.	Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

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b.	Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;

•	Offering period is 27 months or less; and

•	Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

c.	Shareholder Proposals on Compensation

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information and shareholder proposals to put option repricings to a shareholder vote.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

10.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

Generally, ISS votes CASE-BY-CASE on such proposals. However, there are certain specific topics where ISS generally votes FOR the proposal (e.g., proposals seeking a report on a company’s animal welfare standards) or AGAINST the proposal (e.g., reports on foreign military sales or offsets).

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APPENDIX C

BUSINESS PRINCIPLES OF GOLDMAN, SACHS & CO.

     Goldman Sachs is noted for its Business Principles, which guide all of the firm’s activities and serve as the basis for its distinguished reputation among investors worldwide.

     Our client’s interests always come first. Our experience shows that if we serve our clients well, our own success will follow.

     Our assets are our people, capital and reputation. If any of these is ever diminished, the last is the most difficult to restore. We are dedicated to complying fully with the letter and spirit of the laws, rules and ethical principles that govern us. Our continued success depends upon unswerving adherence to this standard.

     We take great pride in the professional quality of our work. We have an uncompromising determination to achieve excellence in everything we undertake. Though we may be involved in a wide variety and heavy volume of activity, we would, if it came to a choice, rather be best than biggest.

     We stress creativity and imagination in everything we do. While recognizing that the old way may still be the best way, we constantly strive to find a better solution to a client’s problems. We pride ourselves on having pioneered many of the practices and techniques that have become standard in the industry.

     We make an unusual effort to identify and recruit the very best person for every job. Although our activities are measured in billions of dollars, we select our people one by one. In a service business, we know that without the best people, we cannot be the best firm.

     We offer our people the opportunity to move ahead more rapidly than is possible at most other places. We have yet to find limits to the responsibility that our best people are able to assume. Advancement depends solely on ability, performance and contribution to the Firm’s success, without regard to race, color, religion, sex, age, national origin, disability, sexual orientation, or any other impermissible criterion or circumstance.

     We stress teamwork in everything we do. While individual creativity is always encouraged, we have found that team effort often produces the best results. We have no room for those who put their personal interests ahead of the interests of the Firm and its clients.

     The dedication of our people to the Firm and the intense effort they give their jobs are greater than one finds in most other organizations. We think that this is an important part of our success.

     Our profits are a key to our success. They replenish our capital and attract and keep our best people. It is our practice to share our profits generously with all who helped create them. Profitability is crucial to our future.

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     We consider our size an asset that we try hard to preserve. We want to be big enough to undertake the largest project that any of our clients could contemplate, yet small enough to maintain the loyalty, the intimacy and the esprit de corps that we all treasure and that contribute greatly to our success.

     We constantly strive to anticipate the rapidly changing needs of our clients and to develop new services to meet those needs. We know that the world of finance will not stand still and that complacency can lead to extinction.

     We regularly receive confidential information as part of our normal client relationships. To breach a confidence or to use confidential information improperly or carelessly would be unthinkable.

     Our business is highly competitive, and we aggressively seek to expand our client relationships. However, we must always be fair to competitors and must never denigrate other firms.

     Integrity and honesty are the heart of our business. We expect our people to maintain high ethical standards in everything they do, both in their work for the firm and in their personal lives.

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GOLDMAN, SACHS & CO.’S INVESTMENT BANKING
AND SECURITIES ACTIVITIES

Goldman Sachs is a leading financial services firm traditionally known on Wall Street and around the world for its institutional and private client services.

•	With fifty offices worldwide, Goldman Sachs employs over 20,000 professionals focused on opportunities in major markets.

•	The number one underwriter of all international equity issues from 1989-2001.

•	The number one lead manager of U.S. common stock offerings from 1989-2001.*

•	The number one lead manager for initial public offerings (IPOs) worldwide from 1989-2001.

*	Source: Securities Data Corporation. Common stock ranking excludes REITS, Investment Trusts and Rights. Rankings based on dollar volume issued.

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GOLDMAN, SACHS & CO.’S HISTORY OF EXCELLENCE

1869	Marcus Goldman opens Goldman Sachs for business

1890	Dow Jones Industrial Average first published

1896	Goldman, Sachs & Co. joins New York Stock Exchange

1906	Goldman, Sachs & Co. takes Sears Roebuck & Co. public (at 97 years, the firm’s longest-standing client relationship)

Dow Jones Industrial Average tops 100

1925	Goldman, Sachs & Co. finances Warner Brothers, producer of the first talking film

1956	Goldman, Sachs & Co. co-manages Ford’s public offering, the largest to date

1970	Goldman, Sachs & Co. opens London office

1972	Dow Jones Industrial Average breaks 1000

1986	Goldman, Sachs & Co. takes Microsoft public

1988	Goldman Sachs Asset Management is formally established

1991	Goldman, Sachs & Co. provides advisory services for the largest privatization in the region of the sale of Telefonos de Mexico

1995	Goldman Sachs Asset Management introduces Global Tactical Asset Allocation Program

Dow Jones Industrial Average breaks 5000

1996	Goldman, Sachs & Co. takes Deutsche Telekom public

Dow Jones Industrial Average breaks 6000

1997	Dow Jones Industrial Average breaks 7000

Goldman Sachs Asset Management increases assets under management by 100% over 1996

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1998	Goldman Sachs Asset Management reaches $195.5 billion in assets under management

Dow Jones Industrial Average breaks 9000

1999	Goldman Sachs becomes a public company

Goldman Sachs Asset Management launches the Goldman Sachs Internet Tollkeeper Fund; becomes the year’s second most successful new fund launch

2000	Goldman Sachs CORESM Tax-Managed Equity Fund launches

Goldman Sachs Asset Management has total assets under management of $298.5 billion

2001	Goldman Sachs Asset Management reaches $100 billion in money market assets

Goldman Sachs Asset Management has total assets under management of $306 billion

Goldman Sachs acquires Spear, Leeds and Kellogg

2002	Advises and services the wealth management needs of 45% of the Forbes 400*

2003	Goldman Sachs acquires The Ayco Company, L.P., one of the oldest and largest financial planning firms in the United States

Goldman Sachs combines its Australian operations with Australian securities firm JBWere, one of the most respected and oldest (having been founded in 1840) financial institutions in the region, to form Goldman Sachs JBWere

*	Source: Forbes.com, September, 2002.

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APPENDIX D

Statement of Intention
(applicable only to Class A Shares)

     If a shareholder anticipates purchasing $50,000 or more of Class A Shares of a Portfolio alone or in combination with Class A Shares of another Goldman Sachs Fund within a 13-month period, the shareholder may obtain shares of the Portfolio at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Income dividends and capital gain distributions taken in additional shares will not apply toward the completion of the Statement of Intention.

     To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.

Escrow Agreement

     Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor’s name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.

     If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.

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